UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03857

American Funds Insurance Series

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Steven I. Koszalka

American Funds Insurance Series

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

We believe in
investing in global
companies for the
long term.

Special feature page 46

American Funds Insurance Series® Annual report for the year ended December 31, 2016

American Funds Insurance Series, from Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Special feature

46	We believe in investing in global companies for the long term.

Contents

1	Letter to investors
4	Fund reviews

Investment portfolios

50	Global Growth Fund
53	Global Small Capitalization Fund
57	Growth Fund
60	International Fund
64	New World Fund®
68	Blue Chip Income and Growth Fund
71	Global Growth and Income Fund
74	Growth-Income Fund
77	International Growth and Income Fund
80	Capital Income Builder®
84	Asset Allocation Fund
89	Global Balanced Fund
94	Bond Fund
100	Global Bond Fund
105	High-Income Bond Fund
110	Mortgage Fund
114	Ultra-Short Bond Fund
115	U.S. Government/AAA-Rated Securities Fund
119	Managed Risk Growth Fund
120	Managed Risk International Fund
121	Managed Risk Blue Chip Income and Growth Fund
122	Managed Risk Growth-Income Fund
123	Managed Risk Asset Allocation Fund
124	Financial statements

Fellow investors:

Global stocks on the whole rallied in 2016, with the MSCI ACWI1 (All Country World Index) gaining 7.86%. Signs of economic stabilization and accommodative central bank stimulus measures in many countries helped to diminish investors’ worries about China’s sluggish growth, Britain’s decision to leave the European Union and the surprise election of a political newcomer.

U.S. stocks closed higher, with the MSCI USA Index1 gaining 11.61%. U.S. economic data was generally positive, helped in part by continued strength in corporate earnings and employment numbers. Higher oil and commodity prices also lifted the market, as energy prices rebounded from last year’s selloff. Investors, after a brief period of concern, welcomed the new U.S. administration on hopes the government would follow through on campaign pledges to cut taxes, reduce regulations and increase infrastructure spending. The U.S. Federal Reserve raised interest rates only once in 2016, and indicated it would proceed cautiously.

European stocks rose in local currency terms, despite growing political tensions. The MSCI Europe Index1 marginally declined 0.40% for dollar-based investors, with Italy (–10.45%) and Ireland (–7.07%) posting some of the weakest returns. Shortly after the Brexit decision, investor sentiment reversed course when it became apparent that the European and U.K. economies would not suffer immediate consequences. Japanese equities also advanced, with the MSCI Japan Index1 finishing the year 2.38% higher. The Bank of Japan continued aggressive fiscal and monetary policy to stimulate its lethargic economy, adopting negative interest rates and announcing a 28 trillion yen fiscal package shortly after Prime Minister Shinzo Abe’s ruling coalition won a majority of seats in Japan’s upper house.

Emerging markets registered their strongest gains since 2012. A rebound in commodity prices, accommodative monetary policies and reform efforts in select countries contributed to higher returns, as the MSCI EM (Emerging Markets) Index1 climbed 11.19%. Brazil (+66.24%), Russia (+54.82%), Indonesia (+16.98%) and South Africa (+17.91%) were among the biggest gainers. Elsewhere in emerging markets, Chinese stocks were up marginally as the MSCI China Index1 rose 0.90%, reversing steep

See page 2 for footnotes.

American Funds Insurance Series	1

first-quarter losses. The government’s stimulus measures, such as a reduction in the amount of cash banks must hold as reserves and relaxed property purchase regulations, helped alleviate worries over the country’s economic health and devaluation of its currency.

In bond markets, U.S. investment-grade and high-yield corporates advanced 6.11% and 17.13%, respectively, as investors sought higher yields than those offered by U.S. Treasuries. The Bloomberg Barclays Global Aggregate Index2, a measure of global investment-grade bonds (rated BBB/Baa and above), was up 2.09%, while the Bloomberg Barclays U.S. Aggregate Index2 (which measures U.S. investment-grade bonds) improved 2.65%. The 10-year Treasury yield, which stood at 2.27% on December 31, 2015, rose to 2.45% based on expectations of additional rate hikes by the Federal Reserve. U.S. dollar–denominated emerging markets bonds, as measured by the J.P. Morgan EMBI (Emerging Markets Bond Index) Global3, rose 10.19% as their higher yields were popular in a low-rate environment.

In currency markets, the U.S. dollar appreciated against most currencies. In developed markets, the Japanese yen (+3.14%) and Canadian dollar (+3.58%) advanced against the U.S. dollar. Among major currencies, the euro declined 2.90% against the U.S. dollar, led by the European Central Bank’s aggressive bond-buying program and significant outflows from European financial assets. The Swiss franc weakened as well, falling 1.51%. The British pound plummeted 16.16% against the greenback, highlighted by a rapid drop after the June 23 Brexit vote. Among developing markets, the Brazilian real (+21.55%) and Russian ruble (+19.64%) finished strong, while the Mexican peso (–16.17%), Chinese renminbi (–6.56%) and Indian rupee (–2.53%) all lost ground. Currency returns are calculated by MSCI.

Looking ahead

The U.S. economy will likely continue to grow at a moderate pace, even as some countries around the globe struggle with sluggish growth and low inflation. While the new presidential administration poses uncertainties in areas such as fiscal stimulus, foreign relations and U.S. partner trade agreements, markets appear optimistic on hopes that its policies will spur growth.

While the Fed may maintain a cautious approach regarding future interest rate hikes, the direction of interest rates in the medium term is more likely up than down. We will closely monitor the impact to securities markets and currencies. If higher rates are due to stronger economic growth, that should be positive for stocks. If the reason is inflation without growth, that would not be as positive. Higher rates can also present a headwind for bonds, but then set up better investment rates for the future.

The combination of rising rates and political uncertainty in the U.S., as well as geopolitical events in Europe and the Middle East, could cause more volatility going forward. That is not a negative per se. Volatility often creates opportunities for long-term investors. Our goal is to see through the uncertainty and focus on the fundamental outlook for each company that we evaluate.

Our investment approach — based on extensive research, a long-term outlook and close attention to valuation — has served investors well over time. We continue to have confidence this will remain the case. We thank you for your support and look forward to reporting to you again in six months’ time.

Sincerely,

Donald D. O’Neal

Vice Chairman of the Board

Alan N. Berro
President

February 7, 2017

All market indexes referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.
[2]	Bloomberg Barclays source: Bloomberg Index Services Ltd.
[3]	This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

2	American Funds Insurance Series

Summary investment portfolios

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Ultra-Short Bond Fund*, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund show a complete listing of portfolio holdings. See page 220 for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 2 shares (Class P2 shares for managed risk funds). Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The mountain charts on pages 5 to 45 illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Ultra-Short Bond Fund) over the past 10 years (or the lifetime of the fund if less than 10 years).

The variable annuities and life insurance contracts that use the series funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010, and for Blue Chip Income and Growth Fund from February 1, 2014, through January 31, 2015. For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets and is currently reimbursing a portion of miscellaneous expenses. The waivers and reimbursements will be in effect through at least May 1, 2018, unless modified or terminated by the series board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursements. The waivers may only be modified or terminated with the approval of the series board. Applicable fund results shown reflect the waivers and reimbursements, without which results would have been lower. See the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series — Growth Fund.SM The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series — International Fund.SM The Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series — Blue Chip Income and Growth Fund.SM The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series — Growth-Income Fund.SM The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series — Asset Allocation Fund.SM The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Individual funds are listed in this report according to their risk potential, with managed risk funds listed last.

*	Effective May 1, 2016, Cash Management Fund converted to American Funds Insurance Series — Ultra-Short Bond Fund.SM

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund rose 0.62% for the 12 months ended December 31, 2016, compared with a 7.86% increase for the MSCI ACWI (All Country World Index).*

U.S. stocks continued to advance after the unexpected U.S. presidential election result, led by positive economic news and strong quarterly earnings from several companies. European stocks declined slightly amid weak economic growth, deflationary pressures and increasing political risk ahead of key elections in 2017, including in Germany and France. Emerging markets rose as central banks globally provided further stimulus.

Strong stock selection in information technology boosted fund results, led by technology companies Nintendo, TSMC and AAC Technologies Holdings. Nintendo shares rose 50% for the year following the release of mobile game phenomenon “Pokémon GO.” TSMC, chip contract manufacturer for Apple, also rose, boosted by the release of Apple’s iPhone 7.

Exposure to health care detracted from fund results, held back by double-digit declines registered by pharmaceutical companies Novo Nordisk, Vertex Pharmaceuticals and Regeneron Pharmaceuticals.

Stocks of companies domiciled in Japan, China and Taiwan were additive to results, while stocks of companies based in the U.S., Denmark and the U.K. lagged.

Despite mixed economic growth outside the U.S., the fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

Country diversification	Percent of net assets
The Americas
United States	40.2%
Canada	1.9
Brazil	.9
43.0

Europe
United Kingdom	7.1
France	5.1
Netherlands	2.9
Denmark	2.0
Switzerland	1.8
Spain	1.7
Germany	1.5
Sweden	1.4
Finland	1.1
Other	1.8
26.4

Asia/Pacific Basin
Japan	9.1
Taiwan	4.3
China	3.6
India	3.0
Hong Kong	2.3
South Korea	1.0
Other	.8
24.1
Other regions
South Africa	1.0

Short term securities & other assets less liabilities	5.5

Total	100.0%

Largest equity securities	Percent of net assets
Amazon	5.54%
TSMC	4.26
Home Depot	2.67
ASML	2.57
Nintendo	2.18
Alphabet	2.13
Facebook	1.91
Murata Manufacturing	1.80
Regeneron Pharmaceuticals	1.72
JPMorgan Chase	1.71

4	American Funds Insurance Series

Global Growth Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016

1 year	5 years	10 years	Lifetime (since April 30, 1997)	Expense ratio

Class 1.87%	12.03%	6.24%	9.12%	.56%
Class 2.62	11.75	5.98	8.85	.81
Class 4.37	11.56	5.75	8.59	1.06

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Where the fund’s assets were invested as of December 31, 2016	Percent of net assets

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund increased 2.10% for the 12 months ended December 31, 2016, meaningfully trailing its benchmark, the MSCI All Country World Small Cap Index,* which gained 11.59%.

The U.S. economy accelerated, but it was a challenging period for global markets. China is in the midst of an economic slowdown, and Japan is slowly recovering from its recession.

Energy holdings aided returns as the price of oil rebounded during the period, led by Laredo Petroleum. Health care stocks were the biggest detractors, with Endo International and Myriad Genetics lagging the most. A relatively low concentration in financials stocks hurt results. Consumer discretionary stocks — the fund’s largest sector by concentration — lagged. A low concentration in U.S.-domiciled companies detracted from returns.

Although the market seemed to value innovative companies less than it had in the past — and instead rewarded short-term winners from the election and the interest rate cycle — we think powerful long-term investments can be found among companies with innovative products and services that are changing the way people live around the globe. We also continue to believe there are better values outside the U.S. stock market that grow more compelling every day.

While we are disappointed in our results, we believe our investment process will continue to serve us well, just as it has for decades.

Country diversification	Percent of net assets
The Americas
United States	42.9%
Canada	2.3
Other	1.5
46.7

Asia/Pacific Basin
China	6.2
Japan	5.1
India	4.0
Philippines	2.2
Thailand	2.1
Hong Kong	1.7
Indonesia	1.1
Other	1.6
24.0

Europe
United Kingdom	12.0
Germany	2.6
Italy	1.2
Ireland	1.0
Other	5.0
21.8

Other regions
Other	.3

Short-term securities & other assets less liabilities	7.2

Total	100.0%

Largest equity securities	Percent of net assets
Qorvo	2.43%
GW Pharmaceuticals	1.98
Laredo Petroleum	1.65
InterOil	1.45
China Biologic	1.40
Domino’s Pizza	1.38
Essent Group	1.32
Insulet	1.31
International Container Terminal Services	1.15
Cedar Fair	1.14

6	American Funds Insurance Series

Global Small Capitalization Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Expense ratio

Class 1	2.35%	9.92%	3.89%	8.98%	.74%
Class 2	2.10	9.65	3.63	8.71	.99
Class 4	1.85	9.39	3.38	8.44	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Where the fund’s assets were invested as of December 31, 2016	Percent of net assets

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 9.49% for the 12 months ended December 31, 2016. Standard & Poor’s 500 Composite Index,* a market capitalization-weighted index based on the results of 500 widely held common stocks, rose 11.96%.

U.S. stocks continued to rally after the surprise U.S. presidential election result, rebounding from losses at the beginning of the year. The U.S. was a clear leader in terms of economic growth compared to other major economies around the world. A rebound in commodities lifted the energy sector, while financial stocks rose spurred by rising interest rates and the potential for a looser regulatory environment.

Strong stock selection in consumer discretionary and information technology boosted fund results. Most notably, Nintendo, Charter Communications and ASML were among the fund’s top contributors to relative returns, with Nintendo’s stock price increasing 50%. An overweight position and good stock selection in the energy sector were also additive to results, given the turnaround in energy prices.

Health care stocks detracted on an absolute and relative basis, with Centene, Express Scripts, Vertex Pharmaceuticals and Regeneron Pharmaceuticals among the top five detractors to relative returns.

Overall, the fund’s modest holdings outside the U.S. added relative value. Canada, the Netherlands and Taiwan were primary contributors, while the U.S., the U.K. and Ireland were the main detractors.

The fund’s portfolio managers are keeping a close watch on the U.S. economy, looking past the rhetoric of the presidential election and evaluating the implications of policy changes on issues ranging from health care and trade to reform regulations and taxes on domestic companies. Portfolio managers are optimistic that our global research will help us identify attractive long-term investment opportunities.

Largest equity securities	Percent of net assets
Amazon	5.62%
Facebook	4.16
Microsoft	3.20
UnitedHealth Group	2.71
Apple	2.64
Home Depot	2.42
Berkshire Hathaway	2.42
Broadcom	2.36
Comcast	2.32
ASML	2.10

8	American Funds Insurance Series

Growth Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	9.77%	14.54%	7.13%	12.38%	.35%
Class 2	9.49	14.26	6.86	12.08	.60
Class 3	9.56	14.34	6.93	12.18	.53
Class 4	9.22	14.01	6.61	11.83	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*	Source: S&P Dow Jones Indices LLC.

Where the fund’s assets were invested as of December 31, 2016	Percent of net assets

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund gained 3.53% for the 12 months ended December 31, 2016. Its benchmark, the MSCI ACWI (All Country World Index) ex USA,* rose 4.50%.

The year was difficult for non-U.S. stock markets beginning with worries about China’s slowing growth and property bubble, and continuing with “Brexit” and the implications for companies in the euro zone. Europe continued its struggles to grow. Japan is treading water and not making much progress.

The U.S. economy strengthened, and so did the U.S. dollar, which tends to have a negative impact on emerging markets. One point of consolation for emerging markets was that oil prices rebounded, which helped soothe fears of a further deflationary environment.

The fund took advantage of the rally in commodities — as some materials stocks soared — helped especially by miners First Quantum Minerals and Fortescue Metals, both of which doubled. Energy stocks did well, but a lower exposure hurt results. Information technology stocks aided returns, led by Nintendo and Tencent. After strong returns in health care in recent years, many holdings lagged, most notably Novartis.

Some proposed U.S. policies may lead to inflation and trade barriers for non-U.S. companies, which could have a negative impact on growth and stock markets. Therefore, we strive to have a balanced approach and look for companies that will be least impacted by macroeconomic driven events. That is why we take a diversified approach, and invest in different geographies, industries and ultimately companies that can control their own destiny through efficiencies or innovative products.

Country diversification	Percent of net assets
Asia/Pacific Basin
Japan	12.3%
Hong Kong	9.3
India	7.2
China	7.0
South Korea	4.4
Australia	2.0
Philippines	1.0
Other	.8
44.0

Europe
United Kingdom	14.0
France	8.0
Switzerland	6.4
Netherlands	3.6
Germany	3.4
Spain	2.1
Belgium	1.1
Other	2.7
41.3

The Americas
Canada	3.7
Other	1.2
4.9

Other regions
South Africa	1.4
Israel	.8
2.2

Short-term securities & other assets less liabilities	7.6

Total	100.0%

Largest equity securities	Percent of net assets
Tencent	3.14%
Novartis	3.02
AIA Group	2.62
HDFC Bank	2.60
Altice	2.39
Airbus Group	2.27
Alibaba Group Holding	2.21
Samsung Electronics	2.15
Royal Dutch Shell	1.90
BNP Paribas	1.71

10	American Funds Insurance Series

International Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

Class 1	3.78%	6.92%	2.64%	7.74%	.54%
Class 2	3.53	6.65	2.38	7.47	.79
Class 3	3.57	6.72	2.45	7.55	.72
Class 4	3.21	6.42	2.14	7.21	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Where the fund’s assets were invested as of December 31, 2016	Percent of net assets

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund gained 5.26% for the 12 months ended December 31, 2016. Its benchmark indexes, the MSCI ACWI (All Country World Index) and the MSCI Emerging Markets Index,* rose 7.86% and 11.19%, respectively.

Oil and commodities struggled in the first part of the year, and investors remained wary of China’s slowing growth. June’s Brexit vote took the financial and political worlds by surprise, causing the markets to temporarily falter. The European economy has begun to improve, but at a very slow pace. The U.K. cut interest rates to historic lows in an effort to stave off recession. A number of countries have taken interest rates into negative territory to spur growth, but the move seems to be having little effect.

Select consumer discretionary holdings were beneficial to the fund, with Domino’s Pizza and Kroton Educacional both contributing to relative returns. An increased exposure to companies based in Brazil — most notably oil giant Petrobras — boosted results, while low exposure to materials stocks — particularly mining companies — detracted. China Biologic was a key detractor, hurt by its relatively high valuation and the country’s weak market.

While the broad stock market has moved positively in the short term given the new populist policies, it will be some time before we know how it will respond to the new U.S. presidential administration on matters of trade, taxation and spending. The fund’s managers continue to carefully monitor the portfolio while also looking for promising investment opportunities in this uncertain fiscal and economic environment.

Country diversification	Percent of net assets
Asia/Pacific Basin
India	11.1%
China	10.6
Japan	6.5
Indonesia	2.8
Taiwan	2.6
Hong Kong	1.5
Australia	1.5
Thailand	1.1
Other	.5
38.2

The Americas
United States	12.9
Brazil	7.6
Mexico	3.5
Other	1.2
25.2

Europe
France	5.6
Russian Federation	5.4
United Kingdom	3.0
Italy	2.2
Switzerland	1.5
Denmark	1.0
Other	2.5
21.2

Other regions
South Africa	4.0
Other	.4
4.4

Short-term securities & other assets less liabilities	11.0

Total	100.0%

Largest equity securities	Percent of net assets
Reliance Industries	3.02%
Murata Manufacturing	3.02
ArcelorMittal	2.69
TSMC	2.62
UniCredit	2.18
Naspers	1.99
Lenta	1.78
Domino’s Pizza	1.71
Baidu	1.42
China Biologic	1.42

12	American Funds Insurance Series

New World Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since June 17, 1999)	Expense ratio

Class 1	5.59%	4.54%	3.87%	7.71%	.78%
Class 2	5.26	4.27	3.61	7.44	1.03
Class 4	5.04	4.04	3.36	7.18	1.28

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*	Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.

Where the fund’s assets were invested as of December 31, 2016	Percent of net assets

American Funds Insurance Series	13

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund gained 18.70% for the 12 months ended December 31, 2016, beating its benchmark index, Standard & Poor’s 500 Composite Index,* which rose 11.96%.

A surprising presidential election result means the incoming administration likely will pursue different economic policies. A more pro-business economic agenda could accelerate growth, and the stock market has maintained momentum in anticipation. At the same time, expectations for higher interest rates and inflation have risen, leading to strength in financials stocks.

Canadian Natural Resources and Halliburton led the way for energy stocks, which were strong contributors as oil experienced a rebound. Materials holdings Freeport-McMoRan and Vale both doubled during the year. Industrials stocks benefited the fund. Health care stocks were notable detractors as top holding Amgen lost ground. Government intervention in the health care industry looms large after the election and is an issue we continue to monitor.

The changing macroeconomic environment meant financials had an impressive run in recent months in reaction to higher rates and other favorable policy developments.

The U.S. economy strengthened throughout the year and seems strong enough to absorb anticipated further interest rate increases. But such expectations need to be balanced considering that a pro-business stance on regulation and reduced taxes, while potentially good for consumer spending, could have the negative effect of protectionist policies. We are paying careful attention to these factors.

Largest equity securities	Percent of net assets
AbbVie	4.59%
JPMorgan Chase	3.67
ExxonMobil	3.31
AT&T	3.26
Intel	3.14
Amgen	3.14
Halliburton	3.00
Altria	2.94
Canadian Natural Resources	2.83
Apple	2.64

14	American Funds Insurance Series

Blue Chip Income and Growth Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since July 5, 2001)	Expense ratio

Class 1	19.06%	15.31%	6.65%	6.21%	.41%
Class 2	18.70	15.02	6.39	5.94	.66
Class 4	18.49	14.87	6.18	5.72	.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from February 1, 2014, through January 31, 2015. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*	Source: S&P Dow Jones Indices LLC.

Where the fund’s assets were invested as of December 31, 2016	Percent of net assets

American Funds Insurance Series	15

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund gained 7.34% for the 12 months ended December 31, 2016, in line with the MSCI ACWI (All Country World Index),* which rose 7.86%.

U.S. stocks continued to advance after the unexpected U.S. presidential election result, led by positive economic news and strong quarterly earnings from several companies. European stocks declined slightly amid weak economic growth, deflationary pressures and increasing political risk ahead of key elections in 2017, including in Germany and France. The fund appears to have weathered volatility thanks to its diversified holdings and idiosyncratic stock selection.

The best contributor to fund results was the information technology sector, due both to a large concentration and good stock selection. The fund’s holdings in Nintendo and TSMC boosted results. A lower exposure and stock choice in health care also helped the fund on a relative basis, as did a lower exposure to financials.

While the fund’s cash position of about 8% was the greatest detractor to relative returns, the consumer discretionary sector also hindered on a relative basis. In consumer discretionary, Barratt Developments and ProSiebenSat.1 Media SE were among the top five detractors to relative returns.

Given uncertainty in global markets, the fund’s cash position enables portfolio managers to better navigate a challenging environment by focusing on opportunities when stock prices are favorable. The fund’s portfolio managers are also optimistic they can continue to uncover promising long-term investment opportunities, and companies with sustainable dividends and income.

Country diversification	Percent of net assets
The Americas
United States	40.1%
Canada	3.5
Mexico	2.3
Brazil	1.2
47.1

Europe
United Kingdom	11.1
France	3.7
Switzerland	3.2
Germany	2.7
Italy	1.9
Netherlands	1.6
Denmark	1.2
Other	1.9
27.3

Asia/Pacific Basin
Japan	6.8
Taiwan	3.8
India	2.3
Australia	2.2
China	1.9
Other	1.9
18.9

Other regions
South Africa	.8

Short term securities & other assets less liabilities	5.9

Total	100.0%

Largest equity securities	Percent of net assets
TSMC	3.33%
Microsoft	2.78
UnitedHealth Group	2.46
Nintendo	2.36
British American Tobacco	2.30
Royal Dutch Shell	1.84
Broadcom	1.77
ICICI Bank	1.61
Chevron	1.52
Infraestructura Energética Nova, SAB de CV	1.45

16	American Funds Insurance Series

Global Growth and Income Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Expense ratio

Class 1	7.61%	10.31%	4.99%	5.66%	.63%
Class 2	7.34	10.01	4.73	5.39	.88
Class 4	7.04	9.80	4.49	5.15	1.13

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Where the fund’s assets were invested as of December 31, 2016	Percent of net assets

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 11.51% for the 12 months ended December 31, 2016. Standard & Poor’s 500 Composite Index,* a market capitalization-weighted index based on the results of 500 widely held common stocks, rose 11.96%.

U.S. stocks rose, rebounding from losses at the beginning of the year. The U.S. was a clear leader in terms of economic growth compared to other major economies around the world. An increase in commodity prices lifted the energy sector. Meanwhile, financial stocks rose spurred by rising interest rates and the potential for a looser regulatory environment. European stocks declined slightly amid weak economic growth, deflationary pressures and increasing political risk, while emerging markets advanced as central banks globally provided further stimulus.

Regarding the fund, stock selection in materials contributed most to the fund’s returns on a relative basis. As iron ore prices climbed, Brazilian metals and mining company Vale experienced a triple digit return that was among the top contributors to the fund’s relative returns. U.S. mining company Freeport McMoRan was also additive as its share price rose, having plummeted 70% in 2015. An overweight position and good stock selection in the energy sector were also additive to results, given the turnaround in energy prices.

The fund’s weakest sectors on a relative basis were health care, consumer staples and financials. Health care was the biggest detractor to relative returns, and Amgen, Gilead Sciences and Illumina dragged the most.

The portfolio managers exercise caution when considering the potential impact on the U.S. economy and markets that could result from the new administration’s approach to health care, infrastructure, fiscal policy, taxes and trade. Should uncertainty eventually result in increased volatility, the fund’s healthy cash position can give portfolio managers an opportunity to invest in companies with more favorable valuations for the long term.

Largest equity securities	Percent of net assets
Amazon	3.36%
Texas Instruments	2.21
Verizon Communications	2.05
Microsoft	2.01
Amgen	2.00
Netflix	1.88
Broadcom	1.75
Alphabet	1.73
AbbVie	1.71
JPMorgan Chase	1.65

18	American Funds Insurance Series

Growth-Income Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	11.80%	14.73%	6.56%	11.13%	.29%
Class 2	11.51	14.44	6.29	10.82	.54
Class 3	11.59	14.52	6.36	10.93	.47
Class 4	11.25	14.19	6.04	10.58	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*	Source: S&P Dow Jones Indices LLC.

Where the fund’s assets were invested as of December 31, 2016	Percent of net assets

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund rose 1.44% for the 12 months ended December 31, 2016, while the MSCI ACWI (All Country World Index) ex USA* gained 4.50%.

U.S. stocks continued to advance after the unexpected U.S. presidential election result, led by positive economic news and strong quarterly earnings from several companies. European stocks declined slightly amid weak economic growth, deflationary pressures and increasing political risk ahead of key elections in 2017, including in Germany and France. Emerging markets rose as central banks globally provided further stimulus.

The best contributors to the fund in absolute terms were the materials and energy sectors due in part to good stock selection. The growing probability of increased infrastructure spending and a rebound in commodities lifted both sectors, respectively. Stock selection in telecommunication services also helped the fund on a relative basis.

On the downside, utilities hindered the most in relative terms due to an overweight position and investment selection. Stock selection in industrials and utilities also detracted from the fund’s relative returns. By region, holdings in the U.K. hurt results the most on a relative basis, as the British pound lost ground relative to the U.S. dollar.

While economic conditions remain mixed in many countries, the fund’s portfolio managers are optimistic that our global research and the fund’s flexible mandate will help us continue to identify attractive investment opportunities.

Country diversification	Percent of net assets
Europe
United Kingdom	24.9%
France	6.9
Switzerland	5.1
Spain	4.7
Sweden	2.8
Germany	2.2
Portugal	1.7
Finland	1.1
Other	2.9
52.3

Asia/Pacific Basin
Hong Kong	8.7
Japan	5.1
Taiwan	2.5
Thailand	2.5
India	1.5
Australia	1.3
Other	1.4
23.0

The Americas
Canada	5.0
United States	4.6
Brazil	1.1
Other	1.2
11.9

Other regions
Israel	1.7
South Africa	1.4
Other	1.6
4.7

Short term securities & other assets less liabilities	8.1

Total	100.0%

Largest equity securities	Percent of net assets
Philip Morris International	3.49%
Royal Dutch Shell	3.00
Imperial Brands	2.57
SSE	2.35
BP	2.34
Novartis	2.16
Cheung Kong Infrastructure	2.11
British American Tobacco	1.77
Teva Pharmaceutical	1.70
EDP	1.69

20	American Funds Insurance Series

International Growth and Income Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	Lifetime (since November 18, 2008)	Expense ratio

Class 1	1.71%	5.45%	8.66%	.68%
Class 2	1.44	5.17	8.38	.93
Class 4	1.18	4.99	8.16	1.18

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Where the fund’s assets were invested as of December 31, 2016	Percent of net assets

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, a mix of stocks and bonds, rose 4.08% for the 12 months ended December 31, 2016. During the same period, the MSCI ACWI (All Country World Index)1 rose 7.86%. The Bloomberg Barclays U.S. Aggregate Index2 gained 2.65%. The index blend of 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index3 rose 6.42%. The Lipper Global Equity Income Funds Average,4 a measure of similar funds, increased 7.28%.

In the equity portfolio, the best contributors to the fund in relative terms were the health care, financials and information technology sectors due in part to good stock selection. Verizon Communications registered double-digit gains amid mergers-and-acquisitions activity. While the fixed income portfolio detracted from the fund’s relative returns, investments in bonds continue to provide the opportunity for downside protection.

The weakest sectors for the fund in relative terms were the consumer discretionary, utilities and materials sectors. Greene King and Gannett both suffered double-digit losses and were among the top five detractors to relative returns. On a country basis, holdings in the U.K. detracted from the fund’s relative returns the most, as the British pound depreciated against the U.S. dollar.

Portfolio managers expect the new administration and new Congress to reduce regulation for financial services firms, which should boost companies’ return on equity and result in higher dividends for the fund’s equity investments. Lower worldwide production and higher demand are expected to help energy prices, which in turn will improve dividend prospects for holdings in the sector. While portfolio managers do not expect the new administration to affect legislation that will impact drug pricing, drug prices are a potential headline risk for health care stocks. The portfolio managers are optimistic that our global research will help us identify attractive long-term investment opportunities.

Country diversification	Percent of net assets
The Americas
United States	51.1%
Canada	3.1
54.2

Europe
United Kingdom	15.6
Sweden	2.9
Finland	2.1
France	2.1
Switzerland	2.0
Portugal	1.5
Other	2.8
29.0

Asia/Pacific Basin
Hong Kong	2.8
Taiwan	1.9
Singapore	1.8
Japan	1.6
Australia	1.6
Other	1.1
10.8
Other regions
United Arab Emirates	.2

Short term securities & other assets less liabilities	5.8

Total	100.0%

22	American Funds Insurance Series

Capital Income Builder

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016

	1 year	Lifetime (since May 1, 2014)	Expense ratio

Class 1	4.17%	1.12%	.54%
Class 2	4.08	1.08	.80
Class 4	3.78	.64	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Source: Thomson Reuters Lipper.

Where the fund’s assets were invested as of December 31, 2016	Percent of net assets

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, rose 9.41% for the 12 months ended December 31, 2016. Standard & Poor’s 500 Composite Index,1 the benchmark for the fund’s equity holdings, gained 11.96% over the same period, while the Bloomberg Barclays U.S. Aggregate Index,2 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 2.65%. A blend of the two indexes, the 60%/40% S&P 500/ Bloomberg Barclays U.S. Aggregate Index,3 advanced 8.31%.

U.S. stocks advanced, rebounding from losses at the beginning of the year. The U.S. was a clear leader in terms of economic growth compared to other major economies around the world. While an increase in commodity prices lifted the energy sector, financial stocks also rose spurred by rising interest rates and the potential for a looser regulatory environment. Bonds also advanced, led by high-yield corporates.

Stock selection in the health care, information technology and consumer discretionary sectors contributed most to the fund’s relative returns. TSMC, a chip contract manufacturer for Apple, added most to the fund’s relative returns, boosted by the release of Apple’s iPhone 7. UnitedHealth Group was also additive, led by strong earnings and projected revenue growth of its health services division, Optum.

Holdings in the energy and industrials sectors detracted the most on a relative basis.

The fund’s fixed income holdings were led by an overweight position in high-yield corporate bonds. Issuers in the materials and energy sectors were among the top five contributors. Federal agency mortgage-backed securities also accounted for gains.

The portfolio managers continue to evaluate the implications of the Trump administration’s policy decisions regarding health care, infrastructure, fiscal policy, taxes and trade on the U.S. economy and market sectors. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

Largest equity securities	Percent of net assets
Microsoft	3.58%
JPMorgan Chase	2.46
Philip Morris International	2.12
TSMC	2.08
Comcast	1.89
UnitedHealth Group	1.84
DuPont	1.71
Lockheed Martin	1.62
Chubb	1.54
Johnson & Johnson	1.45

24	American Funds Insurance Series

Asset Allocation Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since August 1, 1989)	Expense ratio

Class 1	9.69%	11.22%	6.22%	8.42%	.29%
Class 2	9.41	10.94	5.96	8.13	.54
Class 3	9.49	11.02	6.03	8.22	.47
Class 4	9.16	10.76	5.74	7.89	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

Where the fund’s assets were invested as of December 31, 2016	Percent of net assets

American Funds Insurance Series	25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund rose 4.48% for the 12 months ended December 31, 2016. The MSCI ACWI (All Country World Index),1 which measures global stocks, gained 7.86%, while the Bloomberg Barclays Global Aggregate Index,2 a measure of investment-grade bonds (rated BBB/Baa and above), increased 2.09%. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index3 rose 5.69%.

The U.S. has been the pacesetter for growth, and it looks likely that it will continue in that role. After keeping the markets in suspense for several months, the Federal Reserve finally raised interest rates in mid-December. Additional hikes are anticipated if the economy continues its positive trajectory.

Overseas, China seems to be managing its transition to a service economy reasonably well. In Europe, the aftermath of Brexit and a number of other political referendums continue to create uncertainty in the markets.

Information technology holdings were beneficial, with Nintendo and ASML both contributing to relative returns. Among health care stocks, Merck climbed on the strength of its drug pipeline. While a number of energy holdings boosted results, Spectra Energy was a standout. Industrials detracted on a relative basis, however, with Capita and ASSA ABLOY dampening returns.

In fixed income, the biggest negative was currency. Global bonds had positive results in local terms, but a strong U.S. dollar — often a headwind for emerging markets — partially unraveled those gains. We are taking a defensive stance on the risk of rising rates with increased exposure to Treasury Inflation Protected Securities (TIPS). With the new U.S. presidential administration likely to make changes to trade and tax policies, the economic outlook for developing countries (and possibly some developed markets) remains unsettled. As the past year has shown, markets can turn in advance of the real economy.

Largest sectors in common stock holdings	Percent of net assets
Industrials	10.1%
Information technology	10.0
Energy	6.9
Consumer staples	6.4
Health care	5.6

Largest fixed income holdings (by issuer)	Percent of net assets
U.S. Treasury	8.2%
Japanese Government	3.0
Mexican Government	1.3
Irish Government	1.3
Polish Government	1.3

Currency diversification	Percent of net assets

	Equity securities	Bonds & notes	Forward currency contracts	Short-term securities & other assets less liabilities	Total
U.S. dollars	30.8%	16.6%	.8%	10.2%	58.4%
Euros	8.0	3.8	.1	—	11.9
Japanese yen	3.3	3.0	.7	—	7.0
British pounds	5.4	1.1	(.9)	—	5.6
Hong Kong dollars	2.2	—	—	—	2.2
Swedish krona	1.3	.2	.5	—	2.0
Swiss francs	1.9	—	—	—	1.9
Canadian dollars	1.5	.4	(.3)	—	1.6
Danish krone	.5	.8	—	—	1.3
Other currencies	3.6	5.4	(.9)	—	8.1
					100.0%

Largest equity securities	Percent of net assets
Microsoft	2.28%
ASML	2.23
Humana	1.69
Nintendo	1.64
JPMorgan Chase	1.46
British American Tobacco	1.46
Merck	1.36
Amazon	1.22
Home Depot	1.17
Boeing	1.14

26	American Funds Insurance Series

Global Balanced Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	Lifetime (since May 2, 2011)	Expense ratio

Class 1	4.73%	6.07%	4.22%	.72%
Class 2	4.48	5.79	3.95	.97
Class 4	4.21	5.77	3.89	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

Where the fund’s assets were invested as of December 31, 2016	Percent of net assets

American Funds Insurance Series	27

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund gained 2.95% for the 12 months ended December 31, 2016, outpacing its benchmark, the Bloomberg Barclays U.S. Aggregate Index,* which rose 2.65%.

Yields moved higher in the latter half of the year, with the most significant increase occurring in the wake of the U.S. presidential election. The yield on the 10-year Treasury rose over 100 basis points between July and December, a signal that the bond markets are expecting higher inflation. The U.S. economy is expected to expand at or above its current pace as monetary easing begins to wind down.

Corporate bond selection aided results, particularly in the energy sector. A lower weighting in mortgages was helpful as rates began to increase. Stronger expectations for inflation boosted the fund’s Treasury Inflation Protected Securities holdings.

As was largely expected, the Federal Reserve raised interest rates 0.25% in mid-December to a range of 0.50% to 0.75%, and indicated there are likely to be a number of increases in 2017. However, when we consider the Fed’s path in the years ahead, we believe it will not take too aggressive an approach.

On the whole, the U.S. economy is in good shape. While the recent stretch of fiscal exuberance has delighted the markets and could delay the next recession, we prefer markets that run on realism. The new presidential administration has created considerable uncertainty with its rather broad statements on trade, tax reform and spending. As such, we may experience periods of volatility in the months ahead. Nonetheless, we will continue to search the bond market for promising investment opportunities.

Largest holdings (by issuer)	Percent of net assets
U.S. Treasury	33.2%
Freddie Mac	10.4
Fannie Mae	7.3
Mexican Government	1.8
Japanese Government	1.4
Ginnie Mae	1.1
Enbridge Energy Partners	.8
Abbott Laboratories	.7
Morgan Stanley	.7
Allergan	.6

28	American Funds Insurance Series

Bond Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since January 2, 1996)	Expense ratio

Class 1	3.27%	2.56%	3.19%	4.78%	.38%
Class 2	2.95	2.30	2.93	4.52	.63
Class 4	2.80	2.08	2.69	4.27	.88

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*	Source: Bloomberg Index Services Ltd.

Where the fund’s assets were invested as of December 31, 2016	Percent of net assets

American Funds Insurance Series	29

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund rose 2.71% for the 12 months ended December 31, 2016, while the Bloomberg Barclays Global Aggregate Index1 also rose 2.09%.

The surprise outcome of the presidential election shifted market expectations toward stronger growth, higher inflation and tighter monetary policy. Following a year of strong job growth, the Federal Reserve raised interest rates in December for the first time in 2016. U.S. Treasury yields moved higher and the yield on the benchmark 10-year U.S. Treasury note rose a modest 18 basis points to end the year at 2.45%.

The Bank of Japan introduced a long-term interest rate target in an effort to steepen the yield curve, while the government announced a fiscal stimulus package to combat sluggish economic growth and low inflation. Meanwhile, the European Central Bank and Bank of England’s accommodative monetary policies were targeted at stimulating their respective economies.

The U.S. dollar rose against most other currencies due to global expansion concerns and geopolitical risks. Overall, currency exposure hurt relative results. An overweight position in emerging market currencies, such as the Mexican peso, detracted considerably. On the other hand, the fund benefited from being underweight in the British pound.

Despite the headwind from currencies, the fund benefited from issuer selection and sector allocation, particularly an overweight stance in corporate bonds. As corporate spreads tightened, select issuers in the materials and energy sectors were among the top five contributors.

The portfolio managers are optimistic that our global research will help us identify attractive long-term investment opportunities. As select emerging market currencies have depreciated, emerging market bonds have become more attractive due to favorable valuations.

Percent of net assets
Currency weighting (after hedging) by country

United States[2]	49.6%
Japan	14.0
Euro zone[3]	8.0
Hungary	4.9
Poland	4.7
Mexico	4.7
United Kingdom	3.7
Malaysia	2.6
Denmark	2.5
Sweden	1.3
India	1.1
Norway	1.1
Brazil	.8
Thailand	.5
Argentina	.4
South Africa	.3
Philippines	.2
Other	(.4)
Total	100.0%

Non-U.S. government bonds by country

Euro zone[3]:
Ireland	2.0%
Germany	1.6
Italy	1.0
Spain	1.0
Other	1.9	7.5%
Japan		8.4
Hungary		5.9
Poland		5.1
Mexico		4.8
Malaysia		2.8
India		1.8
Argentina		1.4
United Kingdom		1.3
Brazil		1.2
Other		7.7
Total		47.9%

Largest holdings (by issuer)	Percent of net assets
U.S. Treasury	15.9%
Japanese Government	8.4
Hungarian Government	5.9
Polish Government	5.1
Mexican Government	4.8
Malaysian Government	2.8
Fannie Mae	2.3
Irish Government	2.0
Indian Government	1.8
German Government	1.6

30	American Funds Insurance Series

Global Bond Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since October 4, 2006)		Expense ratio

Class 1	2.92%	.92%	3.75%	3.91%		.57%
Class 2	2.71	.66	3.49	3.65	[4]	.82
Class 4	2.42	.49	3.27	3.43		1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 4, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Includes U.S. dollar-denominated debt of other countries, totaling 16.8%.
[3]	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, the Netherlands, Slovenia and Spain.
[4]	Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Where the fund’s assets were invested as of December 31, 2016	Percent of net assets

American Funds Insurance Series	31

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund gained 17.69% for the 12 months ended December 31, 2016. The fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,* increased 17.13%.

The U.S. economy continued to improve, albeit slowly, while rates stayed low until the presidential election, when they started increasing.

After high-yield markets bottomed in mid-February, there has been a strong and broad recovery in high yield, with the biggest bounce in commodities-related sectors. This rally of commodities, oil and gas, and metals and mining continued in the second half of the year.

During this strong high-yield market, the fund did gradually improve the credit quality of the portfolio. Fundamentals are mostly good, and because valuations are not as attractive, it did warrant taking a little less credit risk — which might have slightly hurt results — but we anticipate good positioning going forward. Default rates remain relatively low, particularly outside the commodities space.

Prospective tax cuts and infrastructure spending could dampen any risk of recession. A slightly stronger economy with less likelihood of recession could put upward pressure on rates across the yield curve. While we are concerned about rates rising, maturities in the high-yield market tend to be shorter than some other markets, which will help dampen the effect of rising rates.

Largest holdings (by issuer)	Percent of net assets
Altice	1.9%
First Quantum Minerals	1.9
Valeant Pharmaceuticals International	1.8
Kinetic Concepts	1.8
Cheniere Energy	1.7
T-Mobile US	1.3
Ligado Networks	1.3
Tenet Healthcare	1.2
Frontier Communications	1.2
Centene Corporation	1.2

32	American Funds Insurance Series

High-Income Bond Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	17.83%	6.12%	5.54%	8.93%	.49%
Class 2	17.69	5.88	5.29	8.60	.74
Class 3	17.68	5.94	5.36	8.74	.67
Class 4	17.29	5.70	5.07	8.41	.99

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*	Source: Bloomberg Index Services Ltd.

Where the fund’s assets were invested as of December 31, 2016	Percent of net assets

American Funds Insurance Series	33

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund gained 2.25% for the 12 months ended December 31, 2016, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index* rose 1.67%.

In 2016, yields on U.S. Treasuries, Treasury Inflation Protected Securities (TIPS) and agency mortgage-backed securities increased. The yield on the 10-year U.S. Treasury note rose a modest 18 basis points to end the year at 2.45%.

The fund benefited most from favorable duration. An underweight position in the agency mortgage-backed securities sector, an overweight position in TIPS, and selection of mortgages and other securitized bonds also contributed to relative returns.

The fund is overweight five-year Treasuries and underweight 10-year and longer maturity Treasuries relative to the benchmark. This has helped in recent months and should be additive to results if inflation expectations increase. While the market is pricing in two to three rate hikes a year for the next few years, the portfolio managers’ view is that fewer rate hikes ultimately will be realized.

Breakdown of mortgage-backed obligations		Percent of net assets
30-year pass-throughs:
Freddie Mac	12.4%
Fannie Mae	13.4
Ginnie Mae	17.5	43.3%
Other		18.0
Total		61.3%

34	American Funds Insurance Series

Mortgage Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	Lifetime (since May 2, 2011)	Expense ratio

Class 1	2.50%	2.23%	2.81%	.46%
Class 2	2.25	1.98	2.56	.71
Class 4	2.01	1.84	2.40	.96

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*	Source: Bloomberg Index Services Ltd.

Where the fund’s assets were invested as of December 31, 2016	Percent of net assets

American Funds Insurance Series	35

Ultra-Short Bond Fund*

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund declined 0.18% for the 12 months ended December 31, 2016, while the Bloomberg Barclays Short-Term Government/Corporate Index† gained 0.80%.

The fund’s return was higher than last year, while yields on three-month Treasury bills ended the year approximately 30 basis points higher. However, short-term interest rates still remain at historically low levels.

The Federal Reserve announced an interest rate hike of 25 basis points in its December 14 meeting. Given markets anticipate an increase in interest rates, we expect returns to continue to advance as short-term rates begin to rise.

36	American Funds Insurance Series

Ultra-Short Bond Fund*

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1.09%		–.16%	.57%	3.58%	.35%
Class 2	–.18	–.41	.32	3.29	.60
Class 3	–.09	–.36	.39	3.39	.53
Class 4	–.45	–.52	.14	3.08	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

*	Effective May 1, 2016, Cash Management Fund was converted to American Funds Insurance Series – Ultra-Short Bond Fund.
†	Source: Bloomberg Index Services Ltd.

Where the fund’s assets were invested as of December 31, 2016	Percent of net assets
Commercial paper	60.5%
Federal agency discount notes	27.4
U.S. Treasury	11.9
Other assets less liabilities	.2
Total	100.0%

American Funds Insurance Series	37

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund gained 1.19% for the 12 months ended December 31, 2016, while the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index* rose 1.31%.

Some of the major themes driving the markets in 2016 were concerns about global economic growth, geopolitical events such as Brexit, U.S. dollar appreciation and strong employment growth. While the markets were anticipating more rate hikes, the Federal Reserve only raised rates one time – in December.

Longer maturity Treasury yields ended the year 10 to 30 basis points higher in yield. Shorter maturity Treasury yields rose more rapidly as the market increasingly priced in an increase in interest rates. Inflation expectations drifted higher as energy prices have rebounded and as labor market conditions have improved.

Throughout 2016, the fund had underweight duration relative to the benchmark, which has generally helped relative returns as yields have risen. The fund also benefited from sector allocation, with U.S. guaranteed agency securities contributing most to the fund.

The portfolio managers have positioned the fund with the expectation that the Fed will be slower to raise rates than is currently priced into the market. They believe that less monetary policy tightening in the U.S. will lead to a steepening of the yield curve and higher inflation expectations.

Breakdown of mortgage-backed obligations		Percent of net assets
30-year pass-throughs:
Freddie Mac	8.8%
Fannie Mae	8.3
Ginnie Mae	4.3	21.4%
15-year pass-throughs		2.1
Other		5.4
Total		28.9%

38	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since December 2, 1985)	Expense ratio

Class 1	1.44%	1.56%	3.87%	6.00%	.36%
Class 2	1.19	1.29	3.60	5.69	.61
Class 3	1.24	1.37	3.67	5.80	.54
Class 4.99		1.14	3.39	5.48	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*	Source: Bloomberg Index Services Ltd.

Where the fund’s assets were invested as of December 31, 2016	Percent of net assets

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 2.52% for the 12 months ended December 31, 2016. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of 500 widely held common stocks, rose 11.96%. Standard & Poor’s 500 Managed Risk Index – Moderate2 gained 7.27%. Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive2 advanced 7.67%.

While the underlying fund’s strong stock selection in consumer discretionary added to results the most on a relative basis, health care stocks detracted on an absolute and relative basis with Regeneron Pharmaceuticals, Centene and Express Scripts among the top five detractors to relative returns.

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016

	1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	2.89%	5.62%	.87%	.71%
Class P2	2.52	5.28	1.12	.96

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2017 (unaudited). The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund lost 3.05% for the 12 months ended December 31, 2016, trailing the MSCI ACWI (All Country World Index) ex USA,1 which rose 4.50%. Standard & Poor’s EPAC Ex. Korea LargeMidCap Managed Risk Index–Moderate2 lost 2.43%. Standard & Poor’s EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive2 lost 3.17%.

The underlying fund’s overweight position and good stock selection in the information technology sector contributed most to relative results. After strong returns in health care in recent years, many holdings lagged.

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016

	1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–2.59%	–1.54%	1.05%	.89%
Class P2	–3.05	–1.91	1.30	1.14

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2017 (unaudited). The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.
[2]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 13.39% for the 12 months ended December 31, 2016. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of 500 widely held common stocks, rose 11.96%. Standard & Poor’s 500 Managed Risk Index – Moderate2 gained 7.27%. Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive2 advanced 7.67%.

The underlying fund’s overweight position and strong stock selection in energy and industrials companies boosted fund results the most on a relative basis.

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016

	1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	13.77%	7.14%	.92%	.76%
Class P2	13.39	6.77	1.17	1.01

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2017 (unaudited). The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund rose 6.08% for the 12 months ended December 31, 2016. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of 500 widely held common stocks, rose 11.96%. Standard & Poor’s 500 Managed Risk Index – Moderate2 gained 7.27%. Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive2 advanced 7.67%.

The underlying fund’s overweight position and strong stock selection in materials companies added the most to fund results on a relative basis. The fund’s weakest sectors on a relative basis were health care, consumer staples and financials.

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016

	1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	6.49%	6.38%	.83%	.67%
Class P2	6.08	6.00	1.08	.92

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2017 (unaudited). The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund rose 7.27% for the 12 months ended December 31, 2016. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of 500 widely held common stocks, gained 11.96% over the same period, while the Bloomberg Barclays U.S. Aggregate Index,2 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 2.65%. A blend of the two indexes, the 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index,3 advanced 8.31%. Standard & Poor’s 500 Managed Risk Index – Moderate4 gained 7.27%. Standard & Poor’s 500 Managed Risk Index – Moderate Conservative4 advanced 7.06%.

The underlying fund’s holdings in health care contributed the most to relative results, while holdings in the industrials sector were the weakest.

44	American Funds Insurance Series

Managed Risk Asset Allocation Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016

	1 year	Lifetime (since September 28, 2012)	Gross expense ratio	Expense ratio

Class P1	7.57%	7.25%	.70%	.65%
Class P2	7.27	6.98	.95	.90

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2017 (unaudited). The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	45

We believe in investing in global companies for the long term.

A defining characteristic of American Funds is our global research; it serves as the backbone of our investment management system. Research provides our portfolio managers and investment analysts with a comprehensive overview of the potential opportunities and drawbacks of securities under consideration. Another hallmark of our approach is the emphasis we place on investing for the long term. This approach has benefited shareholders of American Funds Insurance Series (AFIS) throughout its 32-year history.

46	American Funds Insurance Series

“We get better insights that we believe will lead to better long-term results for our shareholders. Even our U.S.-oriented funds benefit from this global perspective. That is the core assumption in all this, and we have done a reasonably good job of proving this since our inception.”

Don O’Neal

During that time, investors have witnessed numerous changes in our increasingly global economy. For example, the popularity of e-commerce and social media has exploded with the advent of the internet. Market growth has been rapid, but not without fluctuations. Since our inception, there have been six significant downturns in the U.S. with losses ranging from 19% to 57% as measured by the Standard & Poor’s 500 Composite Index.* Global markets have been roiled by incidents such as the U.S. savings and loan crisis of the 1980s, the Asian and Russian currency and debt crises of the 1990s, and the more recent Great Recession of 2008–2009. Yet long-term investors would have done well by trusting a solid investment approach during periods of volatility.

Despite these ups and downs, the number and variety of funds offered by the series has expanded, as have total assets under management. When the series was introduced on February 8, 1984, it consisted of four variable funds focused on domestic stock and bond markets. Today there are 18 individual funds and five managed risk funds — many with substantial investments outside the U.S. Assets have grown to more than $120 billion.

With the introduction of International Fund and Global Bond Fund, the series sought investment opportunities outside the U.S. This evolution mirrors one of the most significant developments of the past three decades: globalization. As a result, economies across the globe are now irrevocably linked.

In fact, the rise of emerging markets alone has created many new investment prospects. “Developing markets have expanded in ways that no one could have imagined,” says Don O’Neal, vice chairman of the series. “Billions of people have improved their standard of living.”

Market disruptions and technological advances have been far-reaching contributors to stronger international trade and financial networking. For instance, mobile devices and e-commerce have played a prominent role in shaping

*	Declines are based on price declines of 15% or more (without dividends reinvested) in the unmanaged S&P 500 with 100% recovery between declines (except for a 77% recovery between 3/9/09 and 4/29/11). Source: S&P Dow Jones Indices LLC.

American Funds Insurance Series	47

consumerism and spurring the growth of companies throughout the world.

In China, mobile technology and smartphones have boosted the country’s internet economy. Not only has this contributed to a faster diffusion of ideas, the time between the conception and launch of new products has quickened as well. The soaring popularity of internet companies like Alibaba is evidence of this progression.

As more companies engage in commerce, where a business generates revenue has become more important than its country of domicile in assessing market exposure and the ability to withstand market cycles. We refer to this as The New Geography of Investing.® For this reason, active management supported by a worldwide research operation is more critical than ever.

Global research: the backbone of our investment system “Our investment analysts are the core of our research, where the ideas get generated,” Don explains. “What’s great about The Capital SystemSM is that on one side we have this vast store of expert knowledge — the investment analysts — and on the other is a reservoir of experience and perspective — the portfolio managers. Combine them with our culture and we have a very solid investment engine.”

Portfolio managers are generalists who make investment choices from a wide range of industries. Each is responsible for a portion of the fund’s portfolio.

Our track record launching funds in different market conditions

Markets on the whole have been tested by significant declines over the past three decades. Over its 32-year history, American Funds Insurance Series has evolved to meet the diverse needs of investors. With its variety of investment options, the series seeks to help investors achieve their long-term financial goals.

Growth of a $10,000 portfolio

(in thousands)

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

From December 31, 1984, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI (All Country World Index) did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. From December 31, 1984, to December 31, 1989, the Citigroup World Government Bond Index was used because the Bloomberg Barclays Global Aggregate Index did not exist. Sources: Capital Group, Bloomberg Index Services Ltd., MSCI and S&P Dow Jones Indices LLC.

48	American Funds Insurance Series

They make these choices independent of one another. Another portion is managed by a team of investment analysts who are specialists in different sectors of the economy. The result is a portfolio of stocks and bonds that reflect the highest convictions of our investment professionals.

This process directly complements our long-term approach to investing and was introduced to assist with succession planning. It promotes continuity and consistency, and serves to reduce volatility. The Capital System also emphasizes global integration. Investment analysts across Asia, Europe and the U.S. exchange ideas and offer diverse perspectives. In this way we combine the unique insights, strengths and experience of many individuals. This ongoing dialogue is paramount, particularly during periods of market uncertainty.

The close relationship between portfolio managers and industry analysts also contributes to our deep shared knowledge of companies. While portfolio managers routinely accompany analysts on research trips, equity and fixed income analysts collaborate as well. This kind of teamwork results in a more thorough and accurate assessment of each company and its management.

Looking forward

Our global research network provides a competitive advantage as we search for promising investment opportunities around the world. A broad perspective helps us understand and monitor trends as industries evolve. We maintain a sharp focus, making investment choices one company at a time.

As we navigate the ever-changing market landscape, our goal of delivering superior long-term results for shareholders will remain at the forefront. Having weathered numerous crises, we continue to believe in the importance of maintaining a long view. “The value of investing for the long term is demonstrable, and our firm is an excellent fit for such investors,” Don concludes. ■

A diversity of backgrounds and views

International Fund’s four portfolio managers average 21 years of investment experience. As they pursue the fund’s growth objective and seek to manage the risks inherent in investing, they draw on insights gained over a wide variety of market conditions.

Alfonso Barroso, London

Alfonso is an equity portfolio manager with Capital Group. He has 22 years of investment experience, all with Capital. Alfonso has lived in the U.K., the U.S., Indonesia and Spain. He looks for economically resilient companies with a history of steady and attractive earnings, as well as cyclical companies trading at depressed valuations.

Sung Lee, Singapore

Sung is an equity portfolio manager with Capital Group. He has 22 years of investment experience, all with Capital. Sung has lived in Singapore, Tokyo, the U.S. and South Korea. He often finds attractive investments in cash-generative industries such as food & beverage and consumer products.

Jesper Lyckeus, London

Jesper is an equity portfolio manager with Capital Group. He has 22 years of investment experience, 21 of which have been with Capital. Jesper has lived in the U.K., the U.S., Sweden and France. He prefers value stocks that are out of favor in the general investment community.

Christopher Thomsen, London

Christopher is an equity portfolio manager with Capital Group. He has 19 years of investment experience, all with Capital. Chris has lived in the U.K., the U.S., the Philippines, Hong Kong and Japan. He focuses on quality of management and growth at a reasonable price when looking at companies, often finding investments in multinationals that derive significant earnings from developing markets.

American Funds Insurance Series	49

Global Growth Fund

Summary investment portfolio December 31, 2016

Common stocks 94.42%	Shares	Value (000)
Information technology 25.70%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	34,285,000	$191,998
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,035,000	29,756
ASML Holding NV1	675,542	75,690
ASML Holding NV (New York registered)	516,176	57,915
Nintendo Co., Ltd.[1]	544,200	113,763
Alphabet Inc., Class A2	77,600	61,494
Alphabet Inc., Class C2	63,852	49,282
Facebook, Inc., Class A2	866,685	99,712
Murata Manufacturing Co., Ltd.[1]	704,000	93,750
Microsoft Corp.	1,365,000	84,821
Visa Inc., Class A	998,800	77,926
Broadcom Ltd.	392,200	69,329
Alibaba Group Holding Ltd. (ADR)[2]	781,050	68,584
AAC Technologies Holdings Inc.[1]	5,581,540	50,215
Tencent Holdings Ltd.[1]	1,800,000	43,686
Accenture PLC, Class A	323,151	37,851
Intel Corp.	1,022,500	37,086
Other securities		95,410
		1,338,268

Consumer discretionary 21.07%
Amazon.com, Inc.[2]	384,650	288,438
Home Depot, Inc.	1,038,100	139,188
Priceline Group Inc.[2]	52,225	76,565
Ulta Salon, Cosmetics & Fragrance, Inc.[2]	278,300	70,950
McDonald’s Corp.	504,000	61,347
Industria de Diseño Textil, SA1	1,723,000	58,798
NIKE, Inc., Class B	928,000	47,170
Naspers Ltd., Class N1	221,000	32,201
Other securities		322,449
		1,097,106

Health care 14.23%
Regeneron Pharmaceuticals, Inc.[2]	243,700	89,460
UnitedHealth Group Inc.	551,500	88,262
Novo Nordisk A/S, Class B1	2,418,401	86,868
Express Scripts Holding Co.[2]	722,500	49,701
Merck & Co., Inc.	760,500	44,771
Boston Scientific Corp.[2]	1,979,200	42,810
Sartorius AG, non-registered shares, nonvoting preferred[1]	568,400	42,086
Vertex Pharmaceuticals Inc.[2]	553,194	40,754
Bayer AG1	349,300	36,441
Other securities		220,012
		741,165

Financials 9.58%
JPMorgan Chase & Co.	1,034,520	89,269
AIA Group Ltd.[1]	15,387,900	86,115
Prudential PLC[1]	1,914,934	38,196
Indiabulls Housing Finance Ltd.[1]	3,523,000	33,541
Other securities		251,675
		498,796

Consumer staples 6.38%
Associated British Foods PLC[1]	2,435,000	82,294
British American Tobacco PLC[1]	853,000	48,432
Other securities		201,710
		332,436

50	American Funds Insurance Series

Global Growth Fund

Common stocks	Shares	Value (000)
Industrials 5.58%
Airbus Group SE, non-registered shares[1]	1,109,500	$73,225
KONE Oyj, Class B1	880,000	39,424
Komatsu Ltd.[1]	1,485,000	33,518
NIBE Industrier AB, Class B1	4,178,285	32,919
Other securities		111,257
		290,343

Energy 4.11%
Reliance Industries Ltd.[1]	3,325,000	52,953
Seven Generations Energy Ltd., Class A2	1,481,325	34,544
Enbridge Inc. (CAD denominated)	768,910	32,356
Schlumberger Ltd.	365,260	30,664
Other securities		63,632
		214,149

Telecommunication services 1.74%
SoftBank Group Corp.[1]	1,176,000	77,637
Other securities		12,703
		90,340

Materials 1.48%
Other securities		77,113

Miscellaneous 4.55%
Other common stocks in initial period of acquisition		236,693

Total common stocks (cost: $3,836,676,000)		4,916,409

Bonds, notes & other debt instruments 0.04%	Principal amount (000)
U.S. Treasury bonds & notes 0.04%
U.S. Treasury 0.04%
Other securities		2,002
Total bonds, notes & other debt instruments (cost: $2,001,000)		2,002

Short-term securities 4.82%
Microsoft Corp. 0.70% due 2/1/2017[3]	$15,000	14,992
Québec (Province of) 0.53% due 1/6/2017[3]	39,900	39,896
Victory Receivables Corp. 0.73%–0.75% due 1/11/2017–1/24/2017[3]	40,000	39,985
Other securities		156,076

Total short-term securities (cost: $250,932,000)		250,949
Total investment securities 99.28% (cost: $4,089,609,000)		5,169,360
Other assets less liabilities 0.72%		37,360

Net assets 100.00%		$5,206,720

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series	51

Global Growth Fund

Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $11,269,000.

			Contract amount		Unrealized appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2016 (000)
Sales:
Japanese yen	1/19/2017	Bank of America, N.A.	$5,339	¥581,294	$359

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,469,332,000, which represented 47.43% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $180,668,000, which represented 3.47% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

¥ = Japanese yen

See Notes to Financial Statements

52	American Funds Insurance Series

Global Small Capitalization Fund

Summary investment portfolio December 31, 2016

Common stocks 92.58%	Shares	Value (000)
Consumer discretionary 19.37%
Domino’s Pizza, Inc.	335,300	$53,393
Cedar Fair, LP	687,000	44,105
zooplus AG, non-registered shares[1,2]	266,800	34,124
Ted Baker PLC[1]	968,500	33,561
AA PLC[1]	9,674,804	33,002
GVC Holdings PLC[1,2]	4,048,748	32,022
Tele Columbus AG1,2	3,285,000	27,291
Five Below, Inc.[2]	670,900	26,809
Penske Automotive Group, Inc.	473,000	24,520
BCA Marketplace PLC[1]	10,400,000	23,895
Other securities		418,206
		750,928

Information technology 15.79%
Qorvo, Inc.[2]	1,783,038	94,020
Inphi Corp.[2]	887,600	39,605
Kakaku.com, Inc.[1]	1,954,000	32,306
Zoopla Property Group PLC[1]	6,815,620	26,794
VTech Holdings Ltd.[1]	1,975,100	26,374
AAC Technologies Holdings Inc.[1]	2,563,061	23,059
Other securities		370,155
		612,313

Health care 14.45%
GW Pharmaceuticals PLC (ADR)[2]	687,950	76,878
China Biologic Products, Inc.[2]	503,000	54,083
Insulet Corp.[2]	1,345,633	50,703
athenahealth, Inc.[2]	342,000	35,968
NuVasive, Inc.[2]	501,750	33,798
Illumina, Inc.[2]	260,400	33,342
Ultragenyx Pharmaceutical Inc.[2]	372,768	26,209
Hikma Pharmaceuticals PLC[1]	1,039,000	24,101
CryoLife, Inc.	1,232,300	23,598
Other securities		201,501
		560,181

Financials 8.26%
Essent Group Ltd.[2]	1,579,064	51,114
Webster Financial Corp.	703,700	38,197
Kotak Mahindra Bank Ltd.[1]	3,282,732	34,817
Texas Capital Bancshares, Inc.[2]	356,222	27,928
Kemper Corp.	550,000	24,365
Avanza Bank Holding AB1	544,486	22,042
Other securities		121,714
		320,177

Energy 7.73%
Laredo Petroleum, Inc.[2]	4,534,000	64,111
InterOil Corp.[2]	1,184,235	56,346
SM Energy Co.	808,700	27,884
Carrizo Oil & Gas, Inc.[2]	733,473	27,395
Whitecap Resources Inc.	2,638,880	23,900
Other securities		100,125
		299,761

Industrials 7.35%
International Container Terminal Services, Inc.[1]	30,840,000	44,403
ITT Inc.	823,000	31,743
Other securities		208,627
		284,773

American Funds Insurance Series	53

Global Small Capitalization Fund

Common stocks (continued)	Shares	Value (000)
Materials 6.03%
Lundin Mining Corp.[2]	7,025,000	$33,486
Buzzi Unicem SPA[1]	1,357,000	32,112
Other securities		168,046
		233,644

Consumer staples 4.77%
COSMOS Pharmaceutical Corp.[1]	193,900	35,737
Sprouts Farmers Market, Inc.[2]	1,541,700	29,169
Other securities		120,169
		185,075

Utilities 2.32%
ENN Energy Holdings Ltd.[1]	9,515,700	38,980
Other securities		50,943
		89,923

Other 1.72%
Other securities		66,766

Miscellaneous 4.79%
Other common stocks in initial period of acquisition		185,906

Total common stocks (cost: $3,373,784,000)		3,589,447

Rights & warrants 0.01%
Real estate 0.01%
Other securities		270

Total rights & warrants (cost: $16,000)		270

Bonds, notes & other debt instruments 0.18%	Principal amount (000)
U.S. Treasury bonds & notes 0.09%
U.S. Treasury 0.09%
Other securities		3,594

Corporate bonds & notes 0.09%
Energy 0.09%
Other securities		3,474

Total bonds, notes & other debt instruments (cost: $5,159,000)		7,068

Short-term securities 7.37%
Bank of Montreal 1.08% due 3/21/2017	$25,000	24,943
Federal Home Loan Bank 0.44%–0.52% due 1/11/2017–2/22/2017	85,000	84,979
Gotham Funding Corp. 1.15% due 4/3/2017[3]	25,000	24,935
Liberty Street Funding Corp. 1.05% due 3/15/2017[3]	25,000	24,955
Mizuho Bank, Ltd. 0.70% due 2/2/2017[3]	25,000	24,983
Québec (Province of) 0.53% due 1/6/2017[3]	44,900	44,896
Total Capital Canada Ltd. 0.75% due 1/17/2017[3]	50,000	49,987
Other securities		5,800

Total short-term securities (cost: $285,453,000)		285,478
Total investment securities 100.14% (cost: $3,664,412,000)		3,882,263
Other assets less liabilities (0.14)%		(5,409)

Net assets 100.00%		$3,876,854

54	American Funds Insurance Series

Global Small Capitalization Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $8,713,000, an aggregate cost of $8,280,000, and which represented .22% of the net assets of the fund) was acquired on 5/1/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $85,443,000.

			Contract amount		Unrealized appreciation (depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2016 (000)
Sales:
British pounds	1/11/2017	HSBC Bank	$42,412	£34,000	$ 493
British pounds	1/26/2017	Citibank	$15,236	£12,190	202
Euros	1/6/2017	JPMorgan Chase	$9,945	€9,091	370
Euros	1/9/2017	Citibank	$11,278	€10,438	283
Euros	1/26/2017	HSBC Bank	$3,844	€3,672	(28)
Euros	1/27/2017	Barclays Bank PLC	$2,817	€2,691	(20)
Japanese yen	1/12/2017	UBS AG	$3,828	¥437,000	86
					$1,386

American Funds Insurance Series	55

Global Small Capitalization Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2016 (000)
Time Technoplast Ltd.[1]	11,888,000	—	—	11,888,000	$ 98	$15,917
Victoria Oil & Gas PLC[1,2]	6,966,560	—	—	6,966,560	—	3,005
Indochine Mining Ltd.[1,2]	73,199,466	—	73,016,468	182,998	—	—
Canadian Overseas Petroleum Ltd.[2,4]	11,225,000	—	—	11,225,000	—	—
Canadian Overseas Petroleum Ltd.[2,3,4]	8,000,000	—	—	8,000,000	—	—
Canadian Overseas Petroleum Ltd. (GBP denominated)[1,2,4]	6,050,000	—	—	6,050,000	—	—
Canadian Overseas Petroleum Ltd., warrants, expire 2017[1,2,4]	2,555,000	—	—	2,555,000	—	—
JVM Co., Ltd.[1,2,4]	411,500	—	411,500	—	30	—
Mauna Kea Technologies SA2,4	958,400	—	958,400	—	—	—
Sylvania Platinum Ltd. (CDI)[1,2,4]	15,000,000	—	15,000,000	—	—	—
zooplus AG, non-registered shares[1,2,4]	357,716	—	90,916	266,800	—	—
					$128	$18,922

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,612,372,000, which represented 41.59% of the net assets of the fund. This amount includes $1,600,921,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $187,639,000, which represented 4.84% of the net assets of the fund.
[4]	Unaffiliated issuer at 12/31/2016.

Key to abbreviations and symbols

ADR = American Depositary Receipts

CDI = CREST Depository Interest

€ = Euros

GBP/£ = British pounds

¥ = Japanese yen

See Notes to Financial Statements

56	American Funds Insurance Series

Growth Fund

Summary investment portfolio December 31, 2016

Common stocks 94.56%	Shares	Value (000)
Information technology 26.13%
Facebook, Inc., Class A1	7,788,185	$896,031
Microsoft Corp.	11,095,000	689,443
Apple Inc.	4,905,300	568,132
Broadcom Ltd.	2,880,800	509,239
ASML Holding NV (New York registered)	2,224,016	249,534
ASML Holding NV2	1,808,186	202,596
Alphabet Inc., Class C1	270,241	208,578
Alphabet Inc., Class A1	254,000	201,282
Taiwan Semiconductor Manufacturing Co., Ltd.[2]	59,537,000	333,409
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,675,392	48,168
Visa Inc., Class A	2,120,000	165,402
Intel Corp.	3,950,000	143,267
TE Connectivity Ltd.	2,015,000	139,599
Akamai Technologies, Inc.[1]	2,040,000	136,027
Other securities		1,140,965
		5,631,672

Consumer discretionary 21.21%
Amazon.com, Inc.[1]	1,614,607	1,210,745
Home Depot, Inc.	3,890,000	521,571
Comcast Corp., Class A	7,257,351	501,120
Charter Communications, Inc., Class A1	1,287,320	370,645
Ulta Salon, Cosmetics & Fragrance, Inc.[1]	1,120,000	285,533
Netflix, Inc.[1]	1,971,000	244,010
Priceline Group Inc.[1]	136,331	199,869
Tesla Motors, Inc.[1]	927,500	198,197
Starbucks Corp.	3,510,000	194,875
MGM Resorts International[1]	5,743,400	165,582
Other securities		678,854
		4,571,001

Health care 13.18%
UnitedHealth Group Inc.	3,645,000	583,346
Regeneron Pharmaceuticals, Inc.[1]	697,750	256,137
Centene Corp.[1]	4,266,652	241,109
Humana Inc.	993,200	202,643
Express Scripts Holding Co.[1]	2,809,908	193,294
Incyte Corp.[1]	1,921,500	192,669
Thermo Fisher Scientific Inc.	1,065,000	150,271
Vertex Pharmaceuticals Inc.[1]	2,023,000	149,034
Medtronic PLC	1,830,000	130,351
Other securities		742,037
		2,840,891

Energy 10.86%
Schlumberger Ltd.	4,727,000	396,832
Concho Resources Inc.[1]	1,960,000	259,896
EOG Resources, Inc.	2,492,400	251,982
Suncor Energy Inc.	5,502,090	179,899
Noble Energy, Inc.	3,958,000	150,641
Chevron Corp.	1,200,000	141,240
Halliburton Co.	2,500,000	135,225
Other securities		823,567
		2,339,282

American Funds Insurance Series	57

Growth Fund

Common stocks (continued)	Shares	Value (000)
Financials 9.60%
Berkshire Hathaway Inc., Class A1	1,893	$462,121
Berkshire Hathaway Inc., Class B1	363,734	59,281
JPMorgan Chase & Co.	2,683,720	231,578
Onex Corp.	2,342,800	159,450
Legal & General Group PLC[2]	45,158,246	137,542
Other securities		1,018,454
		2,068,426

Industrials 5.74%
Boeing Co.	1,444,800	224,927
Rockwell Collins, Inc.	1,775,000	164,649
Other securities		848,264
		1,237,840

Consumer staples 4.62%
Philip Morris International Inc.	2,470,000	225,980
Constellation Brands, Inc., Class A	1,075,000	164,808
Kraft Heinz Co.	1,803,199	157,455
Coca-Cola Co.	3,245,000	134,538
Other securities		312,481
		995,262

Telecommunication services 1.11%
Zayo Group Holdings, Inc.[1]	6,549,000	215,200
Other securities		25,132
		240,332

Other 1.27%
Other securities		272,832

Miscellaneous 0.84%
Other common stocks in initial period of acquisition		180,202

Total common stocks (cost: $14,086,577,000)		20,377,740

Convertible stocks 0.06%
Consumer discretionary 0.06%
Other securities		13,104

Total convertible stocks (cost: $10,650,000)		13,104

Convertible bonds 0.02%	Principal amount (000)
Miscellaneous 0.02%
Other convertible bonds in initial period of acquisition		4,481

Total convertible bonds (cost: $5,000,000)		4,481

58	American Funds Insurance Series

Growth Fund

Short-term securities 5.46%	Principal amount (000)	Value (000)
Apple Inc. 0.71% due 2/14/2017[3]	$75,000	$74,948
Chevron Corp. 0.60%–0.67% due 2/2/2017–2/7/2017[3]	80,000	79,944
Federal Home Loan Bank 0.38%–0.53% due 1/6/2017–2/24/2017	221,600	221,530
Microsoft Corp. 0.67%–0.89% due 1/17/2017–3/21/2017[3]	110,000	109,908
Other securities		688,641

Total short-term securities (cost: $1,174,918,000)		1,174,971
Total investment securities 100.10% (cost: $15,277,145,000)		21,570,296
Other assets less liabilities (0.10)%		(20,546)

Net assets 100.00%		$21,549,750

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with aggregate value of $21,743,000, an aggregate cost of $19,586,000, and which represented .10% of the net assets of the fund) were acquired from 5/22/2015 to 12/1/2016 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. One of the securities listed below is included in the value of “Other securities” under the respective industry sector in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2016 (000)
KGen Power Corp.[1,2,4]	3,166,128	—	3,166,128	—	$—	$ —
Oshkosh Corp.[4]	4,947,000	—	4,760,853	186,147	2,166	—
					$2,166	$ —

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,378,737,000, which represented 6.40% of the net assets of the fund. This amount includes $1,356,994,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $577,099,000, which represented 2.68% of the net assets of the fund.
[4]	Unaffiliated issuer at 12/31/2016.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series	59

International Fund

Summary investment portfolio December 31, 2016

Common stocks 91.33%	Shares	Value (000)
Financials 15.28%
AIA Group Ltd.[1]	34,971,700	$195,711
HDFC Bank Ltd.[1]	8,854,600	172,651
HDFC Bank Ltd. (ADR)	352,300	21,378
BNP Paribas SA1	1,996,322	127,168
Barclays PLC[1]	46,061,039	126,528
Prudential PLC[1]	5,142,265	102,568
UBS Group AG1	4,796,651	75,091
Kotak Mahindra Bank Ltd.[1]	6,186,048	65,610
Credit Suisse Group AG1	3,667,625	52,370
Other securities		199,873
		1,138,948

Information technology 12.76%
Tencent Holdings Ltd.[1]	9,635,499	233,856
Alibaba Group Holding Ltd. (ADR)[2]	1,873,200	164,486
Samsung Electronics Co., Ltd.[1]	108,596	160,457
Nintendo Co., Ltd.[1]	474,646	99,223
ASML Holding NV1	693,834	77,740
Other securities		215,611
		951,373

Consumer discretionary 12.71%
Altice NV, Class A1,2	7,869,893	155,667
Altice NV, Class B1,2	1,118,127	22,236
Kering SA1	477,249	106,992
Galaxy Entertainment Group Ltd.[1]	18,326,000	78,841
Toyota Motor Corp.[1]	1,103,000	64,393
Naspers Ltd., Class N1	416,600	60,701
Sands China Ltd.[1]	13,028,000	56,031
Other securities		402,639
		947,500

Health care 9.49%
Novartis AG1	3,096,974	225,270
Grifols, SA, Class B, preferred nonvoting, non-registered shares[1]	3,304,730	52,998
Grifols, SA, Class A, non-registered shares[1]	881,000	17,504
Grifols, SA, Class B (ADR)	793,690	12,755
UCB SA1	1,272,900	81,476
Sysmex Corp.[1]	1,161,823	67,157
Takeda Pharmaceutical Co. Ltd.[1]	1,408,500	58,171
Teva Pharmaceutical Industries Ltd. (ADR)	1,525,300	55,292
Other securities		136,660
		707,283

Materials 8.64%
HeidelbergCement AG1	1,052,809	98,221
Nitto Denko Corp.[1]	1,092,000	83,613
Glencore PLC[1,2]	24,853,000	83,533
First Quantum Minerals Ltd.	7,199,000	71,580
Other securities		307,381
		644,328

Industrials 8.24%
Airbus Group SE, non-registered shares[1]	2,559,364	168,914
Rolls-Royce Holdings PLC[1,2]	9,055,400	74,470
Other securities		370,716
		614,100

60	American Funds Insurance Series

International Fund

Common stocks	Shares	Value (000)
Consumer staples 7.53%
Nestlé SA1	1,317,700	$94,513
Pernod Ricard SA1	717,437	77,721
AMOREPACIFIC Corp.[1]	262,800	69,875
British American Tobacco PLC[1]	1,182,000	67,113
Associated British Foods PLC[1]	1,979,588	66,903
Other securities		185,625
		561,750

Utilities 5.20%
Power Grid Corp. of India Ltd.[1]	35,497,206	95,891
Cheung Kong Infrastructure Holdings Ltd.[1]	7,942,000	63,167
ENN Energy Holdings Ltd.[1]	12,732,000	52,155
Other securities		176,529
		387,742

Energy 4.91%
Royal Dutch Shell PLC, Class B1	2,996,561	85,509
Royal Dutch Shell PLC, Class A1	2,050,421	56,499
Other securities		223,941
		365,949

Telecommunication services 3.40%
Nippon Telegraph and Telephone Corp.[1]	1,948,000	81,886
SoftBank Group Corp.[1]	911,900	60,201
Other securities		111,262
		253,349

Real estate 2.19%
Cheung Kong Property Holdings Ltd.[1]	12,918,528	78,340
Other securities		84,602
		162,942

Miscellaneous 0.98%
Other common stocks in initial period of acquisition		73,165

Total common stocks (cost: $6,453,721,000)		6,808,429

Bonds, notes & other debt instruments 1.04%	Principal amount (000)
Corporate bonds & notes 0.65%
Materials 0.49%
First Quantum Minerals Ltd. 7.00%–7.25% 2021–2022[3]	$29,445	29,186
Other securities		7,050
		36,236

Energy 0.16%
Other securities		12,380

Total corporate bonds & notes		48,616

U.S. Treasury bonds & notes 0.31%
U.S. Treasury 0.31%
U.S. Treasury 0.875% 2017[4]	22,835	22,854

Bonds & notes of governments outside the U.S. 0.08%
Other securities		5,999

Total bonds, notes & other debt instruments (cost: $69,936,000)		77,469

American Funds Insurance Series	61

International Fund

Short-term securities 7.37%	Principal amount (000)	Value (000)
Bank of Montreal 1.10%–1.11% due 2/1/2017–4/3/2017	$75,900	$75,779
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.63% due 1/6/2017	13,800	13,798
Fairway Finance Corp. 0.93% due 3/13/2017[3]	8,800	8,785
Federal Home Loan Bank 0.42%–0.49% due 1/9/2017–2/21/2017	80,400	80,367
Gotham Funding Corp. 0.92% due 2/13/2017[3]	55,100	55,050
Mizuho Bank, Ltd. 0.70% due 1/30/2017[3]	54,300	54,267
Sumitomo Mitsui Banking Corp. 0.73% due 1/18/2017[3]	52,100	52,083
U.S. Treasury Bills 0.40%–0.52% due 1/5/2017–4/6/2017	103,100	103,062
Victory Receivables Corp. 0.74% due 1/11/2017[3]	50,000	49,991
Other securities		56,266

Total short-term securities (cost: $549,423,000)		549,448
Total investment securities 99.74% (cost: $7,073,080,000)		7,435,346
Other assets less liabilities 0.26%		19,529

Net assets 100.00%		$7,454,875

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

62	American Funds Insurance Series

International Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $290,958,000.

			Contract amount		Unrealized appreciation (depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2016 (000)
Sales:
Euros	1/10/2017	Barclays Bank PLC	$16,784	€15,545	$ 408
Euros	1/10/2017	JPMorgan Chase	$7,791	€7,216	190
Euros	1/23/2017	Barclays Bank PLC	$130,424	€125,000	(1,336)
Euros	1/26/2017	HSBC Bank	$8,873	€8,477	(63)
Euros	1/26/2017	Bank of America, N.A.	$23,103	€22,080	(174)
Euros	2/24/2017	HSBC Bank	$3,829	€3,666	(40)
Japanese yen	2/17/2017	JPMorgan Chase	$22,843	¥2,686,677	(203)
Japanese yen	2/17/2017	Citibank	$45,677	¥5,373,353	(414)
Japanese yen	2/24/2017	Barclays Bank PLC	$56,819	¥6,682,000	(512)
					$(2,144)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $6,197,096,000, which represented 83.13% of the net assets of the fund. This amount includes $6,024,446,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $308,111,000, which represented 4.13% of the net assets of the fund.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $71,000, which represented less than .01% of the net assets of the fund.

Key to abbreviation and symbols

ADR = American Depositary Receipts

€ = Euros

¥ = Japanese yen

See Notes to Financial Statements

American Funds Insurance Series	63

New World Fund

Summary investment portfolio December 31, 2016

Common stocks 83.03%	Shares	Value (000)
Information technology 14.42%
Murata Manufacturing Co., Ltd.[1]	656,000	$87,358
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	10,757,000	60,240
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	540,000	15,525
Baidu, Inc., Class A (ADR)[2]	250,700	41,217
AAC Technologies Holdings Inc.[1]	4,423,500	39,796
Alphabet Inc., Class C2	25,946	20,026
Alphabet Inc., Class A2	16,900	13,392
Broadcom Ltd.	130,300	23,033
Alibaba Group Holding Ltd. (ADR)[2]	249,550	21,913
MasterCard Inc., Class A	200,000	20,650
Other securities		74,227
		417,377

Financials 13.17%
UniCredit SpA[1]	21,925,000	63,030
HDFC Bank Ltd.[1]	1,385,100	27,007
HDFC Bank Ltd. (ADR)	208,400	12,646
Citigroup Inc.	560,000	33,281
ICICI Bank Ltd.[1]	6,053,830	22,699
ICICI Bank Ltd. (ADR)	1,100,500	8,243
Housing Development Finance Corp. Ltd.[1]	1,604,700	29,830
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	5,441,500	27,586
AIA Group Ltd.[1]	4,291,600	24,017
Sberbank of Russia PJSC (ADR)[1]	1,150,000	13,280
Sberbank of Russia PJSC (ADR)	682,500	7,903
Capitec Bank Holdings Ltd.[1]	413,438	20,938
Other securities		90,687
		381,147

Consumer discretionary 12.63%
Naspers Ltd., Class N1	395,419	57,615
Domino’s Pizza, Inc.	310,000	49,364
Ctrip.com International, Ltd. (ADR)[2]	963,600	38,544
Matahari Department Store Tbk PT1	28,777,400	32,124
Kroton Educacional SA, ordinary nominative	6,786,000	27,793
Other securities		160,036
		365,476

Energy 9.56%
Reliance Industries Ltd.[1]	5,492,302	87,469
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)[2]	3,575,674	36,150
United Tractors Tbk PT1	19,029,300	29,987
CNOOC Ltd.[1]	21,621,100	26,694
Other securities		96,421
		276,721

Health care 6.92%
China Biologic Products, Inc.[2]	380,800	40,944
Hypermarcas SA, ordinary nominative	3,730,800	29,952
Novo Nordisk A/S, Class B1	586,600	21,070
Other securities		108,109
		200,075

Consumer staples 6.05%
Lenta Ltd. (GDR)[1,2]	5,241,024	42,941
Lenta Ltd. (GDR)[1,2,3]	1,053,300	8,630
CP ALL PCL[1]	16,826,500	29,322
Nestlé SA1	295,696	21,209
Other securities		72,987
		175,089

64	American Funds Insurance Series

New World Fund

Common stocks	Shares	Value (000)
Materials 5.94%
ArcelorMittal SA1,2	10,556,683	$77,831
Vale SA, Class A, preferred nominative	4,350,000	31,195
Klabin SA, units	4,692,000	25,545
Other securities		37,333
		171,904

Industrials 5.30%
Airbus Group SE, non-registered shares[1]	581,929	38,406
Eicher Motors Ltd.[1]	104,200	33,388
Other securities		81,507
		153,301

Telecommunication services 2.05%
SoftBank Group Corp.[1]	461,400	30,460
Other securities		28,853
		59,313

Real estate 1.05%
American Tower Corp. REIT	245,000	25,892
Other securities		4,425
		30,317

Utilities 0.95%
Other securities		27,439

Miscellaneous 4.99%
Other common stocks in initial period of acquisition		144,465

Total common stocks (cost: $2,144,710,000)		2,402,624

Rights & warrants 1.18%
Consumer staples 1.06%
Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 2018[1,3]	5,330,000	22,473
Other securities		8,174
		30,647

Consumer discretionary 0.12%
Other securities		3,636

Total rights & warrants (cost: $40,814,000)		34,283

Bonds, notes & other debt instruments 4.80%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 4.18%
Russian Federation 8.15% 2027	RUB2,470,000	40,254
Russian Federation 7.00%–7.60% 2021–2023	185,000	2,929
Other securities		77,874
		121,057

Corporate bonds & notes 0.57%
Energy 0.31%
Petrobras Global Finance Co. 4.38%–8.75% 2021–2115	$3,047	2,983
Other securities		6,096
		9,079

Materials 0.02%
Vale Overseas Ltd. 6.25% 2026	618	644

American Funds Insurance Series	65

New World Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Other 0.24%
Other securities		$6,720

Total corporate bonds & notes		16,443

U.S. Treasury bonds & notes 0.05%
U.S. Treasury 0.05%
Other securities		1,501

Total bonds, notes & other debt instruments (cost: $131,714,000)		139,001

Short-term securities 10.94%
Bank of Montreal 0.63% due 1/9/2017	$30,000	29,995
Export Development Canada 0.83% due 2/27/2017	20,000	19,979
Federal Home Loan Bank 0.45%–0.56% due 1/18/2017–3/29/2017	47,000	46,974
Freddie Mac 0.47% due 2/2/2017	20,000	19,993
Gotham Funding Corp. 1.15% due 4/3/2017[3]	25,000	24,935
Liberty Street Funding Corp. 1.05% due 3/15/2017[3]	25,000	24,954
PepsiCo Inc. 0.64% due 1/30/2017[3]	20,000	19,991
Total Capital Canada Ltd. 0.75% due 1/17/2017[3]	50,000	49,987
Victory Receivables Corp. 0.82% due 1/18/2017[3]	50,000	49,984
Other securities		29,838

Total short-term securities (cost: $316,595,000)		316,630
Total investment securities 99.95% (cost: $2,633,833,000)		2,892,538
Other assets less liabilities 0.05%		1,327

Net assets 100.00%		$2,893,865

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

66	American Funds Insurance Series

New World Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $12,356,000.

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2016 (000)
Sales:
Colombian pesos	1/13/2017	JPMorgan Chase	$365	COP1,127,350	$ (9)
Colombian pesos	1/20/2017	Bank of America, N.A.	$775	COP2,311,700	8
Euros	1/23/2017	HSBC Bank	$281	€265	2
Euros	2/24/2017	HSBC Bank	$554	€530	(6)
Indian rupees	1/11/2017	Citibank	$644	INR44,350	(9)
Indian rupees	1/11/2017	JPMorgan Chase	$3,735	INR257,150	(50)
Indian rupees	1/25/2017	JPMorgan Chase	$464	INR31,418	3
Japanese yen	2/16/2017	Bank of America, N.A.	$1,331	¥153,000	19
Japanese yen	2/17/2017	UBS AG	$549	¥63,000	8
Mexican pesos	1/10/2017	HSBC Bank	$886	MXN18,300	6
Mexican pesos	1/11/2017	Citibank	$434	MXN9,000	1
Mexican pesos	1/12/2017	HSBC Bank	$148	MXN3,075	— [4]
South African rand	1/10/2017	JPMorgan Chase	$268	ZAR3,700	(1)
South African rand	1/20/2017	Bank of America, N.A.	$893	ZAR12,200	8
Turkish lira	1/6/2017	JPMorgan Chase	$251	TRY785	29
Turkish lira	1/13/2017	Citibank	$142	TRY500	— [4]
Turkish lira	1/24/2017	Bank of America, N.A.	$502	TRY1,775	1
					$ 10

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,522,635,000, which represented 52.62% of the net assets of the fund. This amount includes $1,458,989,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $261,280,000, which represented 9.03% of the net assets of the fund.
[4]	Amount less than one thousand.

Key to abbreviations and symbols

ADR = American Depositary Receipts

COP = Colombian pesos

€ = Euros

GDR = Global Depositary Receipts

INR = Indian rupees

¥ = Japanese yen

MXN = Mexican pesos

RUB = Russian rubles

TRY = Turkish lira

ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series	67

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2016

Common stocks 92.66%	Shares	Value (000)
Information technology 14.12%
Intel Corp.	7,487,200	$271,561
Apple Inc.	1,974,580	228,696
Texas Instruments Inc.	2,630,000	191,911
Western Union Co.	8,225,000	178,647
Oracle Corp.	3,150,000	121,117
Broadcom Ltd.	492,527	87,064
Microsoft Corp.	1,400,000	86,996
Other securities		54,777
		1,220,769

Health care 13.39%
AbbVie Inc.	6,338,800	396,936
Amgen Inc.	1,856,500	271,439
Medtronic PLC	1,460,000	103,996
Teva Pharmaceutical Industries Ltd. (ADR)	2,260,800	81,954
Gilead Sciences, Inc.	959,812	68,732
Bristol-Myers Squibb Co.	1,125,000	65,745
Other securities		168,104
		1,156,906

Energy 12.26%
Exxon Mobil Corp.	3,166,000	285,763
Halliburton Co.	4,795,700	259,399
Canadian Natural Resources, Ltd.	7,677,150	244,748
Noble Energy, Inc.	2,488,000	94,693
ConocoPhillips	1,500,000	75,210
Other securities		99,839
		1,059,652

Financials 11.10%
JPMorgan Chase & Co.	3,678,200	317,392
American International Group, Inc.	2,536,750	165,675
Citigroup Inc.	2,312,000	137,402
Prudential Financial, Inc.	1,295,000	134,758
Goldman Sachs Group, Inc.	531,000	127,148
Other securities		76,557
		958,932

Industrials 9.79%
Norfolk Southern Corp.	952,000	102,883
Boeing Co.	659,000	102,593
CSX Corp.	2,850,000	102,400
Caterpillar Inc.	904,000	83,837
Illinois Tool Works Inc.	650,000	79,599
Union Pacific Corp.	750,000	77,760
General Dynamics Corp.	450,000	77,697
General Electric Co.	2,400,000	75,840
Other securities		143,950
		846,559

Consumer staples 9.59%
Altria Group, Inc.	3,754,000	253,846
Kraft Heinz Co.	1,076,666	94,015
Philip Morris International Inc.	1,000,000	91,490
Mondelez International, Inc.	1,580,000	70,041
Reynolds American Inc.	1,108,000	62,092
Other securities		256,973
		828,457

68	American Funds Insurance Series

Blue Chip Income and Growth Fund

Common stocks	Shares	Value (000)
Telecommunication services 5.89%
AT&T Inc.	6,624,000	$281,718
Verizon Communications Inc.	4,265,171	227,675
		509,393

Materials 4.90%
Freeport-McMoRan Inc.[1]	12,908,000	170,257
Vale SA, Class A, preferred nominative (ADR)	12,719,337	87,636
Vale SA, ordinary nominative (ADR)	460,500	3,509
Other securities		162,243
		423,645

Consumer discretionary 4.81%
Las Vegas Sands Corp.	2,458,000	131,282
Amazon.com, Inc.[1]	104,500	78,361
General Motors Co.	2,000,000	69,680
McDonald’s Corp.	500,000	60,860
Other securities		75,869
		416,052

Utilities 1.69%
Exelon Corp.	2,263,000	80,314
Other securities		65,338
		145,652

Real estate 0.40%
Other securities		34,708

Miscellaneous 4.72%
Other common stocks in initial period of acquisition		408,090

Total common stocks (cost: $6,264,454,000)		8,008,815

Short-term securities 7.26%	Principal amount (000)
Apple Inc. 0.53% due 1/18/2017[2]	$20,000	19,995
Chevron Corp. 0.60%–0.80% due 2/6/2017–3/13/2017[2]	115,000	114,875
Federal Home Loan Bank 0.47%–0.54% due 1/13/2017–3/22/2017	303,800	303,643
Microsoft Corp. 0.60%–0.78% due 1/4/2017–2/13/2017[2]	45,000	44,982
Other securities		143,754

Total short-term securities (cost: $627,211,000)		627,249
Total investment securities 99.92% (cost: $6,891,665,000)		8,636,064
Other assets less liabilities 0.08%		7,174

Net assets 100.00%		$8,643,238

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series	69

Blue Chip Income and Growth Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $199,751,000, which represented 2.31% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

70	American Funds Insurance Series

Global Growth and Income Fund

Summary investment portfolio December 31, 2016

Common stocks 91.66%	Shares	Value (000)
Information technology 17.35%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	11,845,800	$66,337
Microsoft Corp.	890,000	55,305
Nintendo Co., Ltd.[1]	225,000	47,035
Broadcom Ltd.	200,000	35,354
Murata Manufacturing Co., Ltd.[1]	183,000	24,369
Apple Inc.	185,000	21,427
Alibaba Group Holding Ltd. (ADR)[2]	160,000	14,050
TE Connectivity Ltd.	200,000	13,856
Facebook, Inc., Class A2	120,000	13,806
Other securities		53,907
		345,446

Financials 13.99%
ICICI Bank Ltd.[1]	4,550,000	17,060
ICICI Bank Ltd. (ADR)	2,000,000	14,980
UniCredit SpA[1]	8,150,000	23,430
JPMorgan Chase & Co.	267,000	23,039
Capital One Financial Corp.	205,000	17,884
CME Group Inc., Class A	145,500	16,783
Prudential PLC[1]	807,000	16,097
National Australia Bank Ltd.[1]	680,000	15,009
First Republic Bank	155,000	14,282
Other securities		120,081
		278,645

Consumer discretionary 9.88%
ProSiebenSat.1 Media SE1	616,945	23,850
Amazon.com, Inc.[2]	25,000	18,747
Home Depot, Inc.	135,000	18,101
Continental AG1	81,000	15,768
Steinhoff International Holdings NV1	2,990,000	15,440
Other securities		104,866
		196,772

Industrials 9.23%
Airbus Group SE, non-registered shares[1]	374,000	24,684
Lockheed Martin Corp.	85,500	21,370
Boeing Co.	120,000	18,682
Flughafen Zürich AG1	95,000	17,626
Grupo Aeroportuario del Pacífico SAB de CV	2,080,000	17,106
United Continental Holdings, Inc.[2]	225,000	16,398
Other securities		67,988
		183,854

Energy 8.48%
Royal Dutch Shell PLC, Class B (ADR)	502,000	29,101
Royal Dutch Shell PLC, Class A (ADR)	138,515	7,533
Chevron Corp.	257,000	30,249
BP PLC[1]	4,000,000	24,854
Other securities		77,051
		168,788

Health care 7.52%
UnitedHealth Group Inc.	306,100	48,988
Merck & Co., Inc.	335,900	19,774
Regeneron Pharmaceuticals, Inc.[2]	46,000	16,886
Medtronic PLC	226,000	16,098
Other securities		48,001
		149,747

American Funds Insurance Series	71

Global Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples 7.16%
British American Tobacco PLC[1]	807,000	$45,821
Nestlé SA1	379,700	27,234
Walgreens Boots Alliance, Inc.	210,500	17,421
Procter & Gamble Co.	191,222	16,078
Other securities		36,053
		142,607

Materials 5.28%
E.I. du Pont de Nemours and Co.	350,000	25,690
ArcelorMittal SA1,2	3,000,000	22,118
James Hardie Industries PLC (CDI)[1]	950,000	15,042
Other securities		42,354
		105,204

Utilities 4.18%
Infraestructura Energética Nova, SAB de CV	6,606,884	28,790
DONG Energy AS1,2	491,552	18,604
Other securities		35,808
		83,202

Real estate 3.23%
MGM Growth Properties LLC REIT, Class A	943,856	23,889
Crown Castle International Corp. REIT	163,000	14,144
Other securities		26,346
		64,379

Telecommunication services 0.77%
Other securities		15,407

Miscellaneous 4.59%
Other common stocks in initial period of acquisition		91,362

Total common stocks (cost: $1,602,338,000)		1,825,413

Preferred securities 0.02%
Consumer discretionary 0.02%
Other securities		486

Total preferred securities (cost: $256,000)		486

Bonds, notes & other debt instruments 2.40%	Principal amount (000)
Corporate bonds & notes 2.32%
Telecommunication services 1.75%
Numericable Group SA 7.375% 2026[3]	$14,800	15,170
Sprint Nextel Corp. 7.25% 2021	18,500	19,703
		34,873

Materials 0.57%
Other securities		11,328

Total corporate bonds & notes		46,201

U.S. Treasury bonds & notes 0.08%
U.S. Treasury 0.08%
Other securities		1,601

Total bonds, notes & other debt instruments (cost: $42,139,000)		47,802

72	American Funds Insurance Series

Global Growth and Income Fund

Short-term securities 5.78%	Principal amount (000)	Value (000)
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.63% due 1/6/2017	$32,900	$32,896
Federal Home Loan Bank 0.42%–0.49% due 1/9/2017–2/21/2017	64,900	64,871
Mitsubishi UFJ Trust and Banking Corp. 0.75% due 1/13/2017[3]	17,400	17,396

Total short-term securities (cost: $115,161,000)		115,163
Total investment securities 99.86% (cost: $1,759,894,000)		1,988,864
Other assets less liabilities 0.14%		2,745

Net assets 100.00%		$1,991,609

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $15,582,000.

					Unrealized
			Contract amount		appreciation
			Receive	Deliver	at 12/31/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	1/9/2017	HSBC Bank	$594	A$795	$ 21
British pounds	1/13/2017	Bank of America, N.A.	$6,167	£4,900	126
					$147

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $828,467,000, which represented 41.60% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $43,894,000, which represented 2.20% of the net assets of the fund.

Key to abbreviations and symbols

A$ = Australian dollars

ADR = American Depositary Receipts

£ = British pounds

CDI = CREST Depository Interest

See Notes to Financial Statements

American Funds Insurance Series	73

Growth-Income Fund

Summary investment portfolio December 31, 2016

Common stocks 91.55%	Shares	Value (000)
Information technology 14.98%
Texas Instruments Inc.	7,890,059	$575,738
Microsoft Corp.	8,448,727	525,004
Broadcom Ltd.	2,589,590	457,762
Alphabet Inc., Class A1	338,700	268,403
Alphabet Inc., Class C1	238,084	183,758
Oracle Corp.	6,221,000	239,197
Intel Corp.	5,934,600	215,248
Accenture PLC, Class A	1,654,500	193,792
Apple Inc.	1,411,000	163,422
Other securities		1,085,706
		3,908,030

Health care 14.66%
Amgen Inc.	3,563,400	521,005
AbbVie Inc.	7,140,100	447,113
Stryker Corp.	2,584,241	309,618
Gilead Sciences, Inc.	3,537,100	253,292
UnitedHealth Group Inc.	1,513,596	242,236
McKesson Corp.	1,666,300	234,032
Medtronic PLC	3,049,700	217,230
Express Scripts Holding Co.[1]	2,482,500	170,771
Illumina, Inc.[1]	1,303,800	166,938
Merck & Co., Inc.	2,835,080	166,901
Other securities		1,096,061
		3,825,197

Consumer discretionary 13.47%
Amazon.com, Inc.[1]	1,168,400	876,148
Netflix, Inc.[1]	3,966,277	491,025
Home Depot, Inc.	1,496,500	200,651
Twenty-First Century Fox, Inc., Class A	6,141,000	172,194
Time Warner Inc.	1,767,902	170,655
Other securities		1,602,991
		3,513,664

Financials 10.82%
JPMorgan Chase & Co.	4,994,300	430,958
American International Group, Inc.	5,083,700	332,017
Goldman Sachs Group, Inc.	1,345,380	322,151
State Street Corp.	2,839,500	220,686
Marsh & McLennan Companies, Inc.	2,926,100	197,775
Wells Fargo & Co.	2,350,700	129,547
Other securities		1,189,471
		2,822,605

Industrials 8.07%
Union Pacific Corp.	3,468,833	359,649
General Dynamics Corp.	1,071,000	184,919
Other securities		1,561,830
		2,106,398

Energy 7.96%
EOG Resources, Inc.	2,405,155	243,161
TOTAL SA2	4,559,236	232,739
Chevron Corp.	1,716,900	202,079
Schlumberger Ltd.	2,055,000	172,517
Halliburton Co.	3,150,700	170,421
Concho Resources Inc.[1]	1,274,000	168,932
Other securities		887,860
		2,077,709

74	American Funds Insurance Series

Growth-Income Fund

Common stocks	Shares	Value (000)
Consumer staples 6.70%
Philip Morris International Inc.	2,943,330	$269,285
Kroger Co.	7,540,500	260,223
Coca-Cola Co.	5,914,900	245,232
Other securities		974,698
		1,749,438

Materials 5.68%
Celanese Corp., Series A	4,085,233	321,671
Dow Chemical Co.	3,554,100	203,366
Monsanto Co.	1,927,985	202,843
Freeport-McMoRan Inc.[1]	14,540,000	191,782
Other securities		561,167
		1,480,829

Telecommunication services 2.15%
Verizon Communications Inc.	10,036,400	535,743
Other securities		25,412
		561,155

Real estate 1.81%
Other securities		472,229

Utilities 0.89%
Sempra Energy	1,649,600	166,016
Other securities		67,072
		233,088

Miscellaneous 4.36%
Other common stocks in initial period of acquisition		1,138,632

Total common stocks (cost: $18,430,777,000)		23,888,974

Convertible stocks 0.05%
Other 0.05%
Other securities		12,497

Total convertible stocks (cost: $9,587,000)		12,497

Convertible bonds 0.47%	Principal amount (000)
Other 0.47%
Other securities		123,679

Total convertible bonds (cost: $104,435,000)		123,679

Bonds, notes & other debt instruments 0.27%
U.S. Treasury bonds & notes 0.22%
U.S. Treasury 0.22%
U.S. Treasury 1.625% 2026	$59,900	55,864

Corporate bonds & notes 0.05%
Telecommunication services 0.05%
Other securities		13,926

Total bonds, notes & other debt instruments (cost: $73,185,000)		69,790

American Funds Insurance Series	75

Growth-Income Fund

Short-term securities 7.73%	Principal amount (000)	Value (000)
Apple Inc. 0.53%–0.76% due 1/17/2017–3/7/2017[3]	$190,900	$190,804
Chariot Funding, LLC 0.68% due 2/3/2017[3]	50,000	49,966
Chevron Corp. 0.51%–0.60% due 1/4/2017–2/3/2017[3]	197,100	197,038
Coca-Cola Co. 0.61%–0.67% due 1/12/2017–1/19/2017[3]	63,100	63,086
Federal Home Loan Bank 0.39%–0.56% due 1/6/2017–5/12/2017	424,000	423,703
Microsoft Corp. 0.60%–0.83% due 1/4/2017–2/21/2017[3]	179,800	179,692
U.S. Treasury Bills 0.40%–0.52% due 1/5/2017–4/6/2017	269,000	268,877
Wells Fargo Bank, N.A. 1.01%–1.05% due 1/17/2017–1/20/2017	140,000	140,031
Other securities		503,889

Total short-term securities (cost: $2,016,997,000)		2,017,086
Total investment securities 100.07% (cost: $20,634,981,000)		26,112,026
Other assets less liabilities (0.07)%		(18,836)

Net assets 100.00%		$26,093,190

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $7,340,000, an aggregate cost of $6,000,000, and which represented .03% of the net assets of the fund) was acquired on 6/28/2012 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,454,199,000, which represented 5.57% of the net assets of the fund. This amount includes $1,368,521,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $966,872,000, which represented 3.71% of the net assets of the fund.

See Notes to Financial Statements

76	American Funds Insurance Series

International Growth and Income Fund

Summary investment portfolio December 31, 2016

Common stocks 88.45%	Shares	Value (000)
Financials 15.57%
Prudential PLC[1]	738,000	$14,720
Zurich Insurance Group AG1	52,900	14,530
HDFC Bank Ltd.[1]	708,000	13,805
St. James’s Place PLC[1]	1,048,000	13,035
Siam Commercial Bank Public Co. Ltd., foreign registered [1]	2,906,000	12,324
Barclays PLC[1]	3,911,497	10,745
BNP Paribas SA1	165,700	10,555
bank muscat SAOG[1]	7,447,387	9,126
Other securities		72,625
		171,465

Consumer staples 13.08%
Philip Morris International Inc.	420,300	38,453
Imperial Brands PLC[1]	651,563	28,344
British American Tobacco PLC[1]	344,100	19,538
Pernod Ricard SA1	84,250	9,127
CALBEE, Inc.[1]	284,400	8,898
Japan Tobacco Inc.[1]	256,600	8,430
Other securities		31,252
		144,042

Consumer discretionary 10.55%
Taylor Wimpey plc[1]	9,092,600	17,076
H & M Hennes & Mauritz AB, Class B1	489,320	13,583
Toyota Motor Corp.[1]	226,000	13,194
ITV PLC[1]	5,111,100	12,956
HUGO BOSS AG1	207,500	12,804
Kering SA1	40,500	9,079
Other securities		37,547
		116,239

Utilities 10.04%
SSE PLC[1]	1,356,222	25,926
EDP - Energias de Portugal, SA1	6,100,064	18,577
Power Assets Holdings Ltd.[1]	1,313,000	11,567
Engie SA1	871,000	11,096
Cheung Kong Infrastructure Holdings Ltd.[1]	1,282,000	10,196
DONG Energy AS1,2	234,500	8,875
Other securities		24,372
		110,609

Energy 8.34%
Royal Dutch Shell PLC, Class A1	1,200,529	33,080
BP PLC[1]	4,142,948	25,742
Suncor Energy Inc.	291,987	9,547
TOTAL SA1	179,920	9,185
Veresen Inc.	922,000	9,003
Other securities		5,354
		91,911

Industrials 7.74%
Abertis Infraestructuras, SA, Class A, non-registered shares[1]	1,176,952	16,467
CK Hutchison Holdings Ltd.[1]	1,283,348	14,488
Capita PLC[1]	1,926,500	12,612
Rolls-Royce Holdings PLC[1,2]	1,415,100	11,638
ASSA ABLOY AB, Class B1	585,700	10,865
Airbus Group SE, non-registered shares[1]	163,000	10,758
Other securities		8,372
		85,200

American Funds Insurance Series	77

International Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Health care 6.10%
Novartis AG1	327,670	$23,834
Teva Pharmaceutical Industries Ltd. (ADR)	515,400	18,683
Other securities		24,668
		67,185

Real estate 5.81%
Cheung Kong Property Holdings Ltd.[1]	3,833,348	23,246
Wharf (Holdings) Ltd.[1]	2,540,000	16,692
Other securities		24,096
		64,034

Information technology 4.26%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	3,070,000	17,192
Flex Ltd.[2]	840,000	12,071
Other securities		17,657
		46,920

Telecommunication services 4.03%
MTN Group Ltd.[1]	1,797,000	16,414
Other securities		27,958
		44,372

Materials 2.04%
Other securities		22,499

Miscellaneous 0.89%
Other common stocks in initial period of acquisition		9,787

Total common stocks (cost: $1,027,684,000)		974,263

Convertible bonds 0.03%	Principal amount (000)
Financials 0.03%
Other securities		253

Total convertible bonds (cost: $261,000)		253

Bonds, notes & other debt instruments 3.41%
Corporate bonds & notes 2.14%
Materials 1.03%
FMG Resources 9.75% 2022[3]	$7,750	9,029
Other securities		2,355
		11,384

Other 1.11%
Other securities		12,226

Total corporate bonds & notes		23,610

Bonds & notes of governments & government agencies outside the U.S. 1.23%
Other securities		13,559

U.S. Treasury bonds & notes 0.04%
U.S. Treasury 0.04%
U.S. Treasury 0.75% 2017	420	419

Total bonds, notes & other debt instruments (cost: $35,063,000)		37,588

78	American Funds Insurance Series

International Growth and Income Fund

Short-term securities 7.84%	Principal amount (000)	Value (000)
Army and Air Force Exchange Service 0.51% due 1/4/2017[3]	$10,100	$10,099
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.66% due 1/13/2017	5,000	4,999
BMW U.S. Capital LLC 0.52% due 1/9/2017[3]	10,000	9,999
Mizuho Bank, Ltd. 0.70% due 1/30/2017[3]	20,000	19,988
U.S. Treasury Bills 0.44% due 2/16/2017	20,000	19,988
Victory Receivables Corp. 0.75% due 1/24/2017[3]	10,000	9,995
Other securities		11,299

Total short-term securities (cost: $86,369,000)		86,367
Total investment securities 99.73% (cost: $1,149,377,000)		1,098,471
Other assets less liabilities 0.27%		2,981

Net assets 100.00%		$1,101,452

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $16,936,000.

					Unrealized
			Contract amount		depreciation
			Receive	Deliver	at 12/31/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Euros	1/26/2017	Bank of America, N.A.	$13,927	€13,310	$(105)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $845,639,000, which represented 76.77% of the net assets of the fund. This amount includes $831,834,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $73,759,000, which represented 6.70% of the net assets of the fund.

Key to abbreviation and symbol

ADR = American Depositary Receipts

€ = Euros

See Notes to Financial Statements

American Funds Insurance Series	79

Capital Income Builder

Summary investment portfolio December 31, 2016

Common stocks 78.95%	Shares	Value (000)
Consumer staples 14.06%
Philip Morris International Inc.	185,335	$16,956
Altria Group, Inc.	163,910	11,084
Coca-Cola Co.	213,945	8,870
British American Tobacco PLC[1]	93,200	5,292
Imperial Brands PLC[1]	113,200	4,924
Diageo PLC[1]	168,400	4,357
Japan Tobacco Inc.[1]	95,000	3,121
Other securities		3,331
		57,935

Financials 13.05%
Sampo Oyj, Class A1	191,382	8,558
Swedbank AB, Class A1	237,429	5,738
Mercury General Corp.	84,710	5,100
CME Group Inc., Class A	37,595	4,336
New York Community Bancorp, Inc.	234,400	3,729
BB&T Corp.	76,280	3,587
HSBC Holdings PLC (GBP denominated)[1]	437,200	3,535
KBC Groep NV1	49,773	3,081
Other securities		16,090
		53,754

Energy 10.37%
Exxon Mobil Corp.	92,600	8,358
Helmerich & Payne, Inc.	96,200	7,446
Enbridge Inc. (CAD denominated)	174,970	7,363
Royal Dutch Shell PLC, Class B1	232,760	6,642
Royal Dutch Shell PLC, Class B (ADR)	8,500	493
Royal Dutch Shell PLC, Class A1	3,084	85
Inter Pipeline Ltd.	244,600	5,400
Occidental Petroleum Corp.	60,300	4,295
Other securities		2,660
		42,742

Telecommunication services 10.08%
Verizon Communications Inc.	252,051	13,454
Vodafone Group PLC[1]	3,167,500	7,790
Singapore Telecommunications Ltd.[1]	2,990,100	7,504
HKT Trust and HKT Ltd., units[1]	4,088,340	5,004
Other securities		7,772
		41,524

Information technology 6.60%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	960,000	5,376
International Business Machines Corp.	30,450	5,054
Paychex, Inc.	61,610	3,751
Microsoft Corp.	53,620	3,332
Other securities		9,677
		27,190

Utilities 6.10%
EDP - Energias de Portugal, SA1	2,035,085	6,198
SSE PLC[1]	287,713	5,500
Other securities		13,455
		25,153

80	American Funds Insurance Series

Capital Income Builder

Common stocks	Shares	Value (000)
Health care 5.42%
AstraZeneca PLC[1]	99,210	$5,380
AstraZeneca PLC (ADR)	87,000	2,377
Pfizer Inc.	208,200	6,762
Roche Holding AG, non-registered shares, nonvoting[1]	18,142	4,134
Other securities		3,663
		22,316

Consumer discretionary 4.22%
Greene King PLC[1]	619,600	5,325
Las Vegas Sands Corp.	71,400	3,814
Other securities		8,253
		17,392

Real estate 4.19%
Iron Mountain Inc. REIT	165,295	5,369
Lamar Advertising Co. REIT, Class A	60,700	4,081
Nexity SA, Class A, non-registered shares[1]	86,336	4,040
Crown Castle International Corp. REIT	43,400	3,766
		17,256

Industrials 3.13%
Sydney Airport, units[1]	817,890	3,523
Other securities		9,355
		12,878

Materials 1.24%
Other securities		5,129

Miscellaneous 0.49%
Other common stocks in initial period of acquisition		2,019

Total common stocks (cost: $328,599,000)		325,288

Convertible stocks 1.04%
Real estate 1.04%
American Tower Corp., Series B, 5.50% depository share, convertible preferred 2018	41,200	4,305

Total convertible stocks (cost: $4,289,000)		4,305

Bonds, notes & other debt instruments 14.21%	Principal amount (000)
U.S. Treasury bonds & notes 5.55%
U.S. Treasury 4.81%
U.S. Treasury 1.375% 2021	$3,250	3,199
U.S. Treasury 8.00% 2021	5,500	7,044
U.S. Treasury 8.125% 2021	3,000	3,820
U.S. Treasury 1.13%–2.88% 2021–2045	5,795	5,739
		19,802

U.S. Treasury inflation-protected securities 0.74%
U.S. Treasury Inflation-Protected Securities 0.38%–0.63% 2025–2026[2]	3,054	3,068

Total U.S. Treasury bonds & notes		22,870

American Funds Insurance Series	81

Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations 4.14%
Federal agency mortgage-backed obligations 3.87%
Fannie Mae 3.00%–4.00% 2036–2046[3]	$7,757	$8,109
Other securities		7,863
		15,972

Commercial mortgage-backed securities 0.27%
Other securities		1,084

Total mortgage-backed obligations		17,056

Corporate bonds & notes 2.69%
Telecommunication services 0.18%
Verizon Communications Inc. 4.50%–5.50% 2018–2021	700	747

Consumer staples 0.17%
Altria Group, Inc. 9.25% 2019	200	236
Other securities		447
		683

Industrials 0.12%
General Electric Capital Corp. 5.50% 2020	150	164
Other securities		326
		490

Other 2.22%
Other securities		9,169

Total corporate bonds & notes		11,089

Asset-backed obligations 1.83%
Chase Issuance Trust, Series 2015-A2, Class A, 1.59% 2020[3]	3,000	3,009
Other securities		4,508

Total asset-backed obligations		7,517
Total bonds, notes & other debt instruments (cost: $59,003,000)		58,532

Short-term securities 6.04%
ExxonMobil Corp. 0.53% due 1/23/2017	4,000	3,998
Federal Home Loan Bank 0.48%–0.51% due 1/25/2017–2/6/2017	8,000	7,997
General Electric Co. 0.60% due 1/3/2017	4,900	4,900
U.S. Treasury Bills 0.44% due 2/16/2017	5,000	4,997
Other securities		2,997

Total short-term securities (cost: $24,889,000)		24,889
Total investment securities 100.24% (cost: $416,780,000)		413,014
Other assets less liabilities (0.24)%		(979)

Net assets 100.00%		$412,035

82	American Funds Insurance Series

Capital Income Builder

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $3,589,000, which represented .87% of the net assets of the fund) were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $491,000.

					Unrealized
			Contract amount		depreciation
			Receive	Deliver	at 12/31/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
New Zealand dollars	1/31/2017	Bank of America, N.A.	$491	NZ$715	$(5)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $161,264,000, which represented 39.14% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations and symbols

ADR = American Depositary Receipts

CAD = Canadian dollars

GBP = British pounds

NZ$ = New Zealand dollars

See Notes to Financial Statements

American Funds Insurance Series	83

Asset Allocation Fund

Summary investment portfolio December 31, 2016

Common stocks 65.32%	Shares	Value (000)
Information technology 18.89%
Microsoft Corp.	12,120,000	$753,137
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	15,200,000	437,000
ASML Holding NV (New York registered)	2,500,000	280,500
Intuit Inc.	2,400,000	275,064
Broadcom Ltd.	1,499,600	265,084
VeriSign, Inc.[1]	3,200,000	243,424
Intel Corp.	5,600,000	203,112
Facebook, Inc., Class A1	1,687,000	194,089
Juniper Networks, Inc.	6,000,000	169,560
Texas Instruments Inc.	1,800,000	131,346
Alphabet Inc., Class C1	168,500	130,051
Apple Inc.	1,100,000	127,402
Other securities		766,163
		3,975,932

Health care 8.91%
UnitedHealth Group Inc.	2,417,000	386,817
Johnson & Johnson	2,650,000	305,306
Humana Inc.	1,410,000	287,682
Express Scripts Holding Co.[1]	3,550,000	244,205
Merck & Co., Inc.	3,856,000	227,003
Other securities		423,401
		1,874,414

Consumer discretionary 7.86%
Comcast Corp., Class A	5,773,000	398,626
Home Depot, Inc.	1,700,000	227,936
Amazon.com, Inc.[1]	258,000	193,466
Newell Brands Inc.	4,200,000	187,530
VF Corp.	2,730,000	145,646
General Motors Co.	3,500,000	121,940
Other securities		378,872
		1,654,016

Financials 7.69%
JPMorgan Chase & Co.	6,000,000	517,740
Chubb Ltd.	2,455,000	324,355
First Republic Bank	1,980,000	182,437
Citigroup Inc.	2,750,000	163,432
Bank of America Corp.	7,000,000	154,700
Other securities		275,147
		1,617,811

Energy 5.99%
Noble Energy, Inc.	7,100,000	270,226
Weatherford International PLC[1]	42,200,000	210,578
Chevron Corp.	1,400,000	164,780
Royal Dutch Shell PLC, Class B (ADR)	2,650,000	153,620
Other securities		460,981
		1,260,185

Consumer staples 4.58%
Philip Morris International Inc.	4,882,000	446,654
Other securities		516,847
		963,501

84	American Funds Insurance Series

Asset Allocation Fund

Common stocks	Shares	Value (000)
Materials 4.57%
E.I. du Pont de Nemours and Co.	4,905,000	$360,027
LyondellBasell Industries NV	2,050,000	175,849
Syngenta AG (ADR)	2,000,000	158,100
Other securities		268,746
		962,722

Industrials 4.52%
Lockheed Martin Corp.	1,365,000	341,168
Boeing Co.	1,640,000	255,315
Nielsen Holdings PLC	3,000,000	125,850
Other securities		229,430
		951,763

Telecommunication services 1.10%
AT&T Inc.	3,295,000	140,137
Other securities		91,488
		231,625

Other 0.98%
Other securities		208,091

Miscellaneous 0.23%
Other common stocks in initial period of acquisition		48,063

Total common stocks (cost: $10,362,528,000)		13,748,123

Convertible stocks 0.04%
Industrials 0.02%
Other securities		3,693

Miscellaneous 0.02%
Other convertible stocks in initial period of acquisition		4,800

Total convertible stocks (cost: $19,829,000)		8,493

Bonds, notes & other debt instruments 26.83%	Principal amount (000)
U.S. Treasury bonds & notes 12.18%
U.S. Treasury 9.77%
U.S. Treasury 0.625% 2018	$133,000	132,316
U.S. Treasury 1.50% 2019	400,000	402,220
U.S. Treasury 1.25% 2020[2]	327,000	324,600
U.S. Treasury 1.625% 2020	125,000	124,922
U.S. Treasury 0.63%–4.75% 2017–2046	1,082,025	1,071,647
		2,055,705

U.S. Treasury inflation-protected securities 2.41%
U.S. Treasury Inflation-Protected Security 0.625% 2024[3]	208,226	212,164
U.S. Treasury Inflation-Protected Security 1.375% 2044[3]	132,575	145,057
U.S. Treasury Inflation-Protected Securities 0.13%–2.63% 2017–2046[3]	151,818	150,977
		508,198

Total U.S. Treasury bonds & notes		2,563,903

American Funds Insurance Series	85

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes 9.46%
Energy 1.81%
Chevron Corp. 2.10%–3.33% 2021–2025	$5,665	$5,636
Weatherford International PLC 4.50%–9.88% 2022–2040[4]	21,870	19,810
Other securities		354,891
		380,337

Health care 1.47%
Johnson & Johnson 2.45% 2026	1,285	1,229
UnitedHealth Group Inc. 3.35% 2022	4,355	4,486
Other securities		303,748
		309,463

Financials 1.37%
ACE INA Holdings Inc. 2.30%–4.35% 2020–2045	10,050	10,121
JPMorgan Chase & Co. 1.35%–5.30% 2017–2049	9,465	9,493
Other securities		269,068
		288,682

Consumer discretionary 0.92%
Comcast Corp. 1.63%–3.40% 2022–2046	8,685	8,049
Home Depot, Inc. 2.00%–4.25% 2021–2056	9,375	9,146
Other securities		176,799
		193,994

Industrials 0.58%
Lockheed Martin Corp. 2.50%–3.55% 2020–2026	13,750	13,985
Other securities		108,645
		122,630

Information technology 0.43%
Apple Inc. 1.55% 2021	1,215	1,174
Microsoft Corp. 2.40%–4.20% 2026–2035	9,000	9,151
Other securities		79,723
		90,048

Consumer staples 0.33%
Philip Morris International Inc. 1.88%–4.25% 2021–2044	9,000	8,966
Other securities		60,093
		69,059

Other 2.55%
Other securities		537,805

Total corporate bonds & notes		1,992,018

Mortgage-backed obligations 4.35%
Federal agency mortgage-backed obligations 3.95%
Fannie Mae 0%–7.50% 2021–2047[5,6,7]	438,931	452,425
Freddie Mac 1.69%–6.50% 2021–2047[5,6,7]	342,731	355,579
Other securities		20,653
		828,657

Other 0.40%
Other securities		86,945

Total mortgage-backed obligations		915,602

86	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Federal agency bonds & notes 0.25%
Fannie Mae 1.38%–1.88% 2021–2026	$16,000	$14,896
Federal Home Loan Bank 0.875% 2018	17,140	17,086
Freddie Mac 0.75% 2018	18,768	18,682
Other securities		1,631

Total federal agency bonds & notes		52,295

Other 0.59%
Other securities		122,701
Total bonds, notes & other debt instruments (cost: $5,638,998,000)		5,646,519

Short-term securities 7.98%
Apple Inc. 0.53%–0.59% due 1/17/2017–1/20/2017[4]	145,000	144,963
Chevron Corp. 0.54%–0.75% due 1/5/2017–1/9/2017[4]	135,800	135,786
Fannie Mae 0.41% due 2/1/2017	50,000	49,983
Federal Home Loan Bank 0.31%–0.56% due 1/6/2017–5/25/2017	800,600	800,160
Microsoft Corp. 0.75% due 2/14/2017[4]	75,000	74,946
U.S. Treasury Bills 0.42%–0.45% due 2/9/2017–2/23/2017	158,500	158,414
Other securities		316,039

Total short-term securities (cost: $1,680,239,000)		1,680,291
Total investment securities 100.17% (cost: $17,701,594,000)		21,083,426
Other assets less liabilities (0.17)%		(35,525)

Net assets 100.00%		$21,047,901

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $514,938,000, which represented 2.45% of the net assets of the fund. This amount includes $476,496,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $54,286,000, which represented ..26% of the net assets of the fund. Some securities in “Other securities” (with aggregate value of $5,229,000, an aggregate cost of $26,745,000, and which represented .02% of the net assets of the fund) were acquired from 3/10/2010 to 5/2/2013 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

American Funds Insurance Series	87

Asset Allocation Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $420,833,000.

						Unrealized
						appreciation
						(depreciation)
Pay/receive			Fixed	Expiration	Notional	at 12/31/2016
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Receive	LCH	3-month USD-LIBOR	1.929%	9/29/2019	$ 80,000	$642
Receive	LCH	3-month USD-LIBOR	1.6365	10/16/2019	124,000	(6)
Receive	LCH	3-month USD-LIBOR	1.3675	6/28/2026	15,000	(1,232)
Pay	LCH	3-month USD-LIBOR	1.444	8/23/2026	15,000	1,157
Pay	LCH	3-month USD-LIBOR	1.583	10/25/2026	15,000	1,000
Pay	LCH	3-month USD-LIBOR	3.402	6/23/2044	18,000	(3,062)
Pay	LCH	3-month USD-LIBOR	2.945	10/16/2044	28,000	(2,129)
						$(3,630)

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $108,102,000.

						Unrealized
					Notional	appreciation
			Number of		amount	at 12/31/2016
Contracts	Clearinghouse	Type	contracts	Expiration	(000)	(000)
2 Year U.S. Treasury Note Futures	CME	Long	500	April 2017	$108,102	$242

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	A portion of this security was pledged as collateral. The total value of pledged collateral was $8,182,000, which represented .04% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,223,757,000, which represented 5.81% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Coupon rate may change periodically.
[7]	Purchased on a TBA basis.

Key to abbreviations

ADR = American Depositary Receipts

CME = CME Group

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

See Notes to Financial Statements

88	American Funds Insurance Series

Global Balanced Fund

Summary investment portfolio December 31, 2016

Common stocks 58.48%	Shares	Value (000)
Industrials 10.09%
Boeing Co.	18,500	$2,880
KONE Oyj, Class B1	57,000	2,554
ASSA ABLOY AB, Class B1	118,000	2,189
Komatsu Ltd.[1]	91,000	2,054
BAE Systems PLC[1]	280,000	2,033
General Electric Co.	54,000	1,706
Flughafen Zürich AG1	8,500	1,577
Mitsubishi Electric Corp.[1]	110,000	1,529
Other securities		8,886
		25,408

Information technology 9.97%
Microsoft Corp.	92,200	5,729
ASML Holding NV1	50,169	5,621
Nintendo Co., Ltd.[1]	19,800	4,139
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	333,000	1,865
Amphenol Corp., Class A	24,000	1,613
Symantec Corp.	62,565	1,495
Other securities		4,659
		25,121

Energy 6.94%
Royal Dutch Shell PLC, Class B1	95,000	2,711
Royal Dutch Shell PLC, Class A1	585	16
ConocoPhillips	49,506	2,482
Enbridge Inc. (CAD denominated)	56,087	2,360
Schlumberger Ltd.	26,500	2,225
Spectra Energy Corp	44,100	1,812
LUKOIL Oil Co. PJSC (ADR)[1]	28,500	1,596
BP PLC[1]	216,000	1,342
Other securities		2,943
		17,487

Consumer staples 6.36%
British American Tobacco PLC[1]	64,755	3,677
Nestlé SA1	33,200	2,381
Reynolds American Inc.	42,104	2,360
Altria Group, Inc.	31,000	2,096
Philip Morris International Inc.	19,665	1,799
Other securities		3,708
		16,021

Health care 5.61%
Humana Inc.	20,830	4,250
Merck & Co., Inc.	58,120	3,422
Other securities		6,456
		14,128

Financials 4.52%
JPMorgan Chase & Co.	42,700	3,685
AIA Group Ltd.[1]	432,000	2,418
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	343,000	1,739
Wells Fargo & Co.	26,000	1,433
Prudential PLC[1]	69,000	1,376
Other securities		718
		11,369

American Funds Insurance Series	89

Global Balanced Fund

Common stocks (continued)	Shares	Value (000)
Materials 4.22%
E.I. du Pont de Nemours and Co.	37,500	$2,753
Linde AG1	8,900	1,459
Other securities		6,415
		10,627

Consumer discretionary 3.84%
Amazon.com, Inc.[2]	4,100	3,074
Home Depot, Inc.	22,030	2,954
Other securities		3,646
		9,674

Utilities 1.31%
Power Assets Holdings Ltd.[1]	195,500	1,722
Dominion Resources, Inc.	20,465	1,568
		3,290

Real estate 0.54%
Link REIT[1]	211,697	1,367

Telecommunication services 0.20%
Other securities		502

Miscellaneous 4.88%
Other common stocks in initial period of acquisition		12,294

Total common stocks (cost: $124,033,000)		147,288

Bonds, notes & other debt instruments 31.28%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 14.65%
Ireland (Republic of) 1.00%–5.40% 2023–2045	€2,640	3,204
Japan 0.10%–2.30% 2018–2045[4]	¥799,660	7,512
Poland (Republic of) 3.25%–5.75% 2017–2025	PLN12,490	3,205
United Mexican States 4.00%–10.00% 2017–2040[4]	MXN51,724	2,579
United Mexican States 4.13%–4.75% 2026–2046	$750	715
Other securities		19,683
		36,898

U.S. Treasury bonds & notes 8.21%
U.S. Treasury 5.76%
U.S. Treasury 1.50% 2020	1,500	1,496
U.S. Treasury 1.75% 2020	2,200	2,200
U.S. Treasury 0.75%–3.13% 2017–2045	10,903	10,826
		14,522

U.S. Treasury inflation-protected securities 2.45%
U.S. Treasury Inflation-Protected Security 0.625% 2024[4]	1,735	1,768
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2017–2046[4]	4,344	4,402
		6,170

Total U.S. Treasury bonds & notes		20,692

Corporate bonds & notes 6.34%
Financials 1.48%
JPMorgan Chase & Co. 2.55%–6.75% 2021–2049	239	250
Other securities		3,485
		3,735

90	American Funds Insurance Series

Global Balanced Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Health care 0.88%
Humana Inc. 3.15% 2022	$100	$100
Other securities		2,101
		2,201

Consumer staples 0.49%
Reynolds American Inc. 4.00%–5.85% 2022–2045	205	220
Other securities		1,013
		1,233

Industrials 0.30%
General Electric Capital Corp 2.30%–3.15% 2017–2022	115	116
Other securities		649
		765

Information technology 0.12%
Microsoft Corp. 2.40% 2026	110	104
Other securities		200
		304

Other 3.07%
Other securities		7,720

Total corporate bonds & notes		15,958

Mortgage-backed obligations 1.95%
Other mortgage-backed securities 1.03%
Nykredit Realkredit AS, Series 01E, 2.00% 2037[5]	DKr10,266	1,482
Other securities		1,110
		2,592

Federal agency mortgage-backed obligations 0.90%
Fannie Mae 4.00% 2047[5,6]	1,380	1,450
Other securities		831
		2,281

Commercial mortgage-backed securities 0.02%
Other securities		51

Total mortgage-backed obligations		4,924

Asset-backed obligations 0.13%
Other securities		323

Total bonds, notes & other debt instruments (cost: $82,976,000)		78,795

Short-term securities 9.11%
BMW U.S. Capital LLC 0.52% due 1/9/2017[3]	$6,000	5,999
Federal Home Loan Bank 0.46% due 1/20/2017	2,200	2,199
General Electric Co. 0.60% due 1/3/2017	6,250	6,250
Kaiser Foundation Hospitals 0.75% due 1/5/2017	2,000	2,000
Mizuho Bank, Ltd. 0.70% due 1/30/2017[3]	6,500	6,496

Total short-term securities (cost: $22,946,000)		22,944
Total investment securities 98.87% (cost: $229,955,000)		249,027
Other assets less liabilities 1.13%		2,853

Net assets 100.00%		$251,880

American Funds Insurance Series	91

Global Balanced Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $16,360,000.

					Unrealized
					(depreciation)
			Contract amount		appreciation
			Receive	Deliver	at 12/31/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Purchases:
British pounds	1/19/2017	UBS AG	£157	$200	$(6)
Euros	1/9/2017	Bank of America, N.A.	€262	$283	(7)
Euros	1/9/2017	Citibank	€355	$384	(10)
Euros	1/10/2017	HSBC Bank	€710	$767	(19)
Euros	1/12/2017	JPMorgan Chase	€134	$143	(2)
Euros	1/19/2017	Citibank	€645	$693	(14)
Japanese yen	1/20/2017	Citibank	¥31,929	$281	(7)
Japanese yen	1/20/2017	JPMorgan Chase	¥39,248	$345	(9)
Japanese yen	1/20/2017	JPMorgan Chase	¥91,872	$800	(13)
Japanese yen	2/16/2017	HSBC Bank	¥22,250	$194	(3)
Japanese yen	2/17/2017	HSBC Bank	¥23,305	$203	(3)
Japanese yen	2/24/2017	HSBC Bank	¥36,272	$309	3
Norwegian kroner	1/13/2017	Bank of America, N.A.	NKr2,828	$335	(7)
Norwegian kroner	1/24/2017	Barclays Bank PLC	NKr2,443	$282	1
Swedish kronor	1/24/2017	Barclays Bank PLC	SKr1,625	$174	5
Swedish kronor	2/9/2017	Bank of America, N.A.	SKr1,270	$139	1
Swedish kronor	2/17/2017	UBS AG	SKr1,613	$176	1
					$(89)

Sales:
Australian dollars	1/11/2017	Bank of America, N.A.	$369	A$500	9
Australian dollars	1/25/2017	UBS AG	¥21,402	A$250	3
Australian dollars	1/25/2017	UBS AG	$182	A$250	2
British pounds	1/11/2017	Barclays Bank PLC	$2,122	£1,700	26
British pounds	1/12/2017	HSBC Bank	¥81,162	£565	(1)
Canadian dollars	1/23/2017	Bank of America, N.A.	€359	C$500	6
Canadian dollars	1/23/2017	Bank of America, N.A.	$375	C$500	2
Colombian pesos	1/11/2017	Citibank	$189	COP584,090	(5)
Colombian pesos	1/11/2017	JPMorgan Chase	$192	COP594,700	(6)
Euros	1/6/2017	JPMorgan Chase	$740	€700	3
Euros	1/9/2017	Citibank	SKr3,437	€350	9
Euros	1/13/2017	HSBC Bank	NKr1,123	€125	(1)
Euros	1/19/2017	Citibank	£296	€350	(4)
Euros	1/25/2017	HSBC Bank	$426	€400	4
Euros	1/26/2017	Citibank	SKr2,934	€300	6
Indian rupees	1/11/2017	JPMorgan Chase	$347	INR23,900	(5)
Israeli shekels	1/23/2017	Citibank	$338	ILS1,300	— [7]
Japanese yen	1/6/2017	JPMorgan Chase	$1,203	¥125,000	132
Japanese yen	2/6/2017	Bank of New York Mellon	$247	¥28,000	7
Malaysian ringgits	1/13/2017	JPMorgan Chase	$362	MYR1,600	5
Polish zloty	1/10/2017	JPMorgan Chase	$552	PLN2,307	1
South African rand	1/12/2017	JPMorgan Chase	$91	ZAR1,300	(3)
					$190
Forward currency contracts — net					$101

92	American Funds Insurance Series

Global Balanced Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $64,919,000, which represented 25.77% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $16,725,000, which represented 6.64% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Purchased on a TBA basis.
[7]	Amount less than one thousand.

Key to abbreviations and symbols

A$ = Australian dollars

ADR = American Depositary Receipts

£ = British pounds

CAD/C$ = Canadian dollars

COP = Colombian pesos

DKr = Danish kroner

€ = Euros

ILS = Israeli shekels

INR = Indian rupees

¥ = Japanese yen

MXN = Mexican pesos

MYR = Malaysian ringgits

NKr = Norwegian kroner

PLN = Polish zloty

SKr = Swedish kronor

TBA = To-be-announced

ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series	93

Bond Fund

Summary investment portfolio December 31, 2016

Bonds, notes & other debt instruments 92.36%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 33.22%
U.S. Treasury 29.60%
U.S. Treasury 0.75% 2018	$183,025	$181,940
U.S. Treasury 1.625% 2019	134,475	135,420
U.S. Treasury 1.625% 2019	111,250	112,023
U.S. Treasury 1.625% 2019	79,400	79,797
U.S. Treasury 1.25% 2020[1]	79,950	79,363
U.S. Treasury 8.75% 2020	40,000	49,959
U.S. Treasury 1.125% 2021	158,965	154,694
U.S. Treasury 1.375% 2021	140,000	137,243
U.S. Treasury 1.75% 2021	88,400	87,751
U.S. Treasury 2.00% 2022	222,750	221,322
U.S. Treasury 2.125% 2022	150,000	150,539
U.S. Treasury 1.375% 2023	75,000	71,083
U.S. Treasury 1.50% 2023	100,000	96,133
U.S. Treasury 1.625% 2023	147,500	142,545
U.S. Treasury 1.625% 2023	70,000	67,731
U.S. Treasury 2.125% 2023	62,000	61,613
U.S. Treasury 2.125% 2025	85,650	83,997
U.S. Treasury 1.50% 2026	160,000	147,194
U.S. Treasury 2.00% 2026	79,092	76,126
U.S. Treasury 3.00% 2045	198,625	195,372
U.S. Treasury 2.50% 2046	97,425	86,324
U.S. Treasury 2.50% 2046	83,275	73,787
U.S. Treasury 2.875% 2046	131,140	126,267
U.S. Treasury 0.75%–6.13% 2018–2046	612,124	605,071
		3,223,294

U.S. Treasury inflation-protected securities 3.62%
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	52,009	51,777
U.S. Treasury Inflation-Protected Security 0.125% 2026[2]	110,926	107,370
U.S. Treasury Inflation-Protected Security 1.00% 2046[2]	143,198	144,112
U.S. Treasury Inflation-Protected Securities 0.13%–2.13% 2021–2041[2]	83,593	91,173
		394,432

Total U.S. Treasury bonds & notes		3,617,726

Corporate bonds & notes 31.22%
Financials 6.20%
Other securities		675,314

Health care 5.93%
Other securities		645,936

Energy 4.54%
Other securities		494,703

Consumer discretionary 3.61%
Other securities		392,836

Utilities 3.06%
Other securities		333,530

Consumer staples 2.63%
Other securities		286,417

94	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Telecommunication services 1.74%
Other securities		$189,383

Real estate 1.53%
Other securities		166,492

Information technology 0.58%
Microsoft Corp. 3.70% 2046	$870	819
Other securities		62,160
		62,979

Other 1.40%
Other securities		152,297

Total corporate bonds & notes		3,399,887

Mortgage-backed obligations 19.61%
Federal agency mortgage-backed obligations 18.00%
Fannie Mae 3.00% 2046[3]	114,741	114,070
Fannie Mae 4.00% 2046[3]	60,087	63,216
Fannie Mae 4.00% 2046[3]	54,944	57,813
Fannie Mae 4.50% 2046[3]	49,927	53,893
Fannie Mae 3.50% 2047[3,4]	57,650	59,055
Fannie Mae 4.00% 2047[3,4]	71,000	74,612
Fannie Mae 4.50% 2047[3,4]	61,925	66,516
Fannie Mae 4.50% 2047[3,4]	59,075	63,527
Fannie Mae 2.39%–9.35% 2023–2046[3,5]	214,930	228,522
Freddie Mac 3.00% 2035[3]	58,279	59,058
Freddie Mac 3.50% 2046[3]	204,554	209,587
Freddie Mac 3.50% 2046[3]	112,966	115,768
Freddie Mac 3.50% 2046[3]	107,601	110,244
Freddie Mac 4.00% 2046[3]	271,051	284,763
Freddie Mac 4.00% 2046[3]	82,334	86,526
Freddie Mac 4.00% 2046[3]	47,770	50,202
Freddie Mac 0%–5.50% 2033–2046[3]	141,635	146,433
Government National Mortgage Assn. 4.50% 2040–2045[3]	108,732	116,185
		1,959,990

Commercial mortgage-backed securities 1.13%
Other securities		122,874

Other mortgage-backed securities 0.46%
Freddie Mac 2.18%–3.13% 2021–2025[3]	49,205	49,727

Collateralized mortgage-backed (privately originated) 0.02%
Freddie Mac, Series 2016-DNA3, Class M1, 1.856% 2028[3,5]	1,840	1,845
Other securities		931
		2,776

Total mortgage-backed obligations		2,135,367

American Funds Insurance Series	95

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. 5.60%
Japan, Series 19, 0.10% 2024[2]	¥5,323,620	$48,397
Japan, Series 20, 0.10% 2025[2]	11,227,500	102,212
United Mexican States, Series M, 6.50% 2021	MXN3,132,700	147,501
United Mexican States 3.60%–6.05% 2025–2047	$25,020	24,364
United Mexican States 4.00%–5.75% 2026–2046[2]	MXN666,680	29,556
Other securities		258,040
		610,070

Asset-backed obligations 1.31%
Other securities		142,447

Municipals 0.74%
Other securities		80,240

Federal agency bonds & notes 0.66%
Fannie Mae 2.125% 2026	$12,410	11,764
Freddie Mac 1.25% 2019	22,000	21,891
Other securities		38,660
		72,315

Total bonds, notes & other debt instruments (cost: $10,198,466,000)		10,058,052

Common stocks 0.02%	Shares
Other 0.01%
Other securities		804

Miscellaneous 0.01%
Other common stocks in initial period of acquisition		969

Total common stocks (cost: $1,644,000)		1,773

Rights & warrants 0.00%
Utilities 0.00%
Other securities		111

Total rights & warrants (cost: $123,000)		111

	Principal amount
Short-term securities 9.65%	(000)
Apple Inc. 0.55% due 1/24/2017[6]	$68,200	68,177
BNP Paribas, New York Branch 1.21%–1.24% due 2/24/2017–4/5/2017	50,000	49,900
BPCE 1.14%–1.22% due 2/22/2017–4/6/2017[6]	50,000	49,903
Chevron Corp. 0.54% due 1/13/2017[6]	64,000	63,986
Federal Home Loan Bank 0.36%–0.56% due 1/9/2017–5/12/2017	359,900	359,589
Microsoft Corp. 0.59%–0.76% due 1/4/2017–2/14/2017[6]	112,700	112,681
U.S. Treasury Bills 0.40%–0.43% due 1/19/2017–2/9/2017	140,900	140,863
Other securities		205,843

Total short-term securities (cost: $1,050,880,000)		1,050,942
Total investment securities 102.03% (cost: $11,251,113,000)		11,110,878
Other assets less liabilities (2.03)%		(221,361)

Net assets 100.00%		$10,889,517

96	American Funds Insurance Series

Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,359,000, which represented .01% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $13,253,000, which represented .12% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $317,550,000.

			Contract amount		Unrealized appreciation (depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2016 (000)
Sales:
Australian dollars	1/20/2017	HSBC Bank	$48,171	A$64,500	$1,651
Chilean pesos	1/20/2017	Citibank	$45,462	CLP30,275,750	333
Euros	1/13/2017	Citibank	$17,475	€16,750	(172)
Japanese yen	1/19/2017	UBS AG	$30,269	¥3,430,000	884
Japanese yen	1/24/2017	Bank of America, N.A.	$12,292	¥1,445,000	(91)
Japanese yen	1/26/2017	JPMorgan Chase	$41,920	¥4,925,000	(288)
Japanese yen	1/26/2017	HSBC Bank	$62,069	¥7,300,000	(494)
Mexican pesos	1/23/2017	Barclays Bank PLC	$12,214	MXN252,000	104
					$1,927

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $2,481,366,000.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)
Pay	LCH	3-month USD-LIBOR	0.765%	10/27/2017	$27,500	$81
Receive	LCH	3-month USD-LIBOR	1.669	10/28/2019	112,000	77
Receive	LCH	3-month USD-LIBOR	1.6915	6/3/2020	1,600	(3)
Receive	LCH	3-month USD-LIBOR	1.628	8/24/2020	7,000	(41)
Receive	LCH	3-month USD-LIBOR	1.7345	12/31/2020	120,000	(508)
Receive	LCH	3-month USD-LIBOR	1.2415	3/4/2021	237,000	(5,987)
Receive	LCH	3-month USD-LIBOR	1.157	5/12/2021	5,000	(155)
Receive	LCH	3-month USD-LIBOR	1.8855	12/15/2021	49,800	(187)
Receive	LCH	3-month USD-LIBOR	1.885	12/15/2021	250,200	(948)
Pay	LCH	3-month USD-LIBOR	2.1305	7/17/2022	100,000	(545)
Receive	LCH	3-month USD-LIBOR	1.9375	12/18/2022	150,000	(1,141)
Pay	LCH	3-month USD-LIBOR	2.701	6/9/2024	60,000	(2,147)
Pay	LCH	3-month USD-LIBOR	2.6815	9/24/2024	1,600	(55)
Pay	LCH	3-month USD-LIBOR	2.54	10/3/2024	400	(10)
Pay	LCH	6-month EURIBOR	0.9852	10/17/2024	€25,000	(1,194)
Pay	LCH	3-month USD-LIBOR	2.342	10/21/2024	$290	(3)
Pay	LCH	3-month USD-LIBOR	2.326	10/22/2024	800	(7)
Pay	LCH	3-month USD-LIBOR	2.372	10/24/2024	1,150	(13)
Pay	LCH	3-month USD-LIBOR	2.438	11/19/2024	2,750	(44)

American Funds Insurance Series	97

Bond Fund

Interest rate swaps (continued)

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)
Pay	LCH	3-month USD-LIBOR	2.4585%	11/24/2024	$23,000	$(405)
Pay	LCH	3-month USD-LIBOR	2.4295	11/25/2024	800	(12)
Pay	LCH	3-month USD-LIBOR	2.353	12/8/2024	700	(7)
Pay	LCH	3-month USD-LIBOR	2.2845	12/12/2024	330	(1)
Pay	LCH	3-month USD-LIBOR	1.8185	1/20/2025	900	28
Pay	LCH	3-month USD-LIBOR	1.9365	1/22/2025	1,500	33
Pay	LCH	3-month USD-LIBOR	2.192	3/18/2025	1,850	7
Pay	LCH	3-month USD-LIBOR	2.0475	3/23/2025	450	7
Pay	LCH	3-month USD-LIBOR	2.3175	5/8/2025	1,500	(8)
Pay	LCH	3-month USD-LIBOR	2.339	5/13/2025	375	(3)
Pay	LCH	3-month USD-LIBOR	2.351	5/15/2025	590	(5)
Pay	LCH	3-month USD-LIBOR	2.287	5/20/2025	500	(1)
Pay	LCH	3-month USD-LIBOR	2.227	5/28/2025	260	— [7]
Pay	LCH	3-month USD-LIBOR	2.2125	5/29/2025	465	1
Pay	LCH	3-month USD-LIBOR	2.451	6/5/2025	650	(10)
Pay	LCH	3-month USD-LIBOR	2.46	6/10/2025	2,536	(41)
Pay	LCH	3-month USD-LIBOR	2.455	6/24/2025	235	(4)
Pay	LCH	3-month USD-LIBOR	2.428	7/2/2025	2,000	(27)
Pay	LCH	3-month USD-LIBOR	2.397	7/13/2025	900	(10)
Pay	LCH	3-month USD-LIBOR	2.535	7/15/2025	800	(18)
Pay	LCH	3-month USD-LIBOR	2.4615	7/22/2025	1,300	(21)
Pay	LCH	3-month USD-LIBOR	2.312	7/29/2025	1,000	(4)
Pay	LCH	3-month USD-LIBOR	2.331	7/30/2025	435	(2)
Pay	LCH	3-month USD-LIBOR	2.228	9/4/2025	12,000	37
Pay	LCH	3-month USD-LIBOR	2.2135	9/4/2025	5,000	21
Pay	LCH	6-month JPY-LIBOR	0.282	2/2/2026	¥5,500,000	(417)
Pay	LCH	3-month USD-LIBOR	1.6705	3/4/2026	$248,000	13,023
Pay	LCH	6-month JPY-LIBOR	0.0875	3/10/2026	¥11,100,000	881
Pay	LCH	3-month USD-LIBOR	1.5925	5/9/2026	$1,000	61
Pay	LCH	3-month USD-LIBOR	1.595	5/12/2026	8,500	517
Pay	LCH	3-month USD-LIBOR	1.592	5/12/2026	4,000	244
Receive	LCH	3-month USD-LIBOR	3.0865	8/18/2034	2,250	184
Receive	LCH	3-month USD-LIBOR	2.913	11/24/2034	10,000	562
Receive	LCH	3-month USD-LIBOR	2.844	6/11/2035	3,250	150
Receive	LCH	3-month USD-LIBOR	2.9535	6/30/2035	2,500	158
Receive	LCH	3-month USD-LIBOR	2.773	7/13/2035	500	18
Receive	LCH	3-month USD-LIBOR	2.589	9/4/2035	3,100	21
Pay	LCH	3-month USD-LIBOR	3.0515	11/14/2044	1,000	(98)
Pay	LCH	3-month USD-LIBOR	2.925	12/3/2044	1,230	(89)
Pay	LCH	3-month USD-LIBOR	2.6695	12/19/2044	200	(4)
Pay	LCH	3-month USD-LIBOR	2.5755	3/5/2045	1,470	2
Receive	LCH	3-month USD-LIBOR	2.377	4/29/2045	1,910	(82)
Pay	LCH	3-month USD-LIBOR	2.757	5/8/2045	1,500	(56)
Pay	LCH	3-month USD-LIBOR	2.52611	11/24/2045	51,200	610
Pay	LCH	3-month USD-LIBOR	2.535	11/24/2045	3,800	38
Pay	LCH	3-month USD-LIBOR	2.6095	1/7/2046	5,500	(33)
Pay	LCH	3-month USD-LIBOR	2.354	1/29/2046	47,000	2,296
Pay	LCH	6-month JPY-LIBOR	0.58295	3/23/2046	¥2,000,000	1,144
Receive	LCH	6-month JPY-LIBOR	0.64355	4/27/2046	2,000,000	(861)
Pay	LCH	3-month USD-LIBOR	2.1155	5/13/2046	$4,000	405
Pay	LCH	U.S. Federal Funds Effective Rate	1.384	7/29/2046	17,000	3,062
						$8,461

98	American Funds Insurance Series

Bond Fund

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $519,651,000.

Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)
10 Year Ultra U.S. Treasury Note Futures	CME	Long	1,454	March 2017	$194,802	$ 125
30 Year Ultra U.S. Treasury Bond Futures	CME	Short	462	March 2017	73,965	(71)
10 Year U.S. Treasury Note Futures	CME	Long	250	March 2017	31,192	(122)
2 Year U.S. Treasury Note Futures	CME	Long	4,467	April 2017	968,166	(223)
5 Year U.S. Treasury Note Futures	CME	Long	2,283	April 2017	269,444	(817)
						$(1,108)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $31,842,000, which represented .29% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,256,376,000, which represented 11.54% of the net assets of the fund.
[7]	Amount less than one thousand.

Key to abbreviations and symbols

A$ = Australian dollars

CLP = Chilean pesos

CME = CME Group

EURIBOR = Euro Interbank Offered Rate

€ = Euros

JPY/¥ = Japanese yen

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

TBA = To-be-announced

See Notes to Financial Statements

American Funds Insurance Series	99

Global Bond Fund

Summary investment portfolio December 31, 2016

Bonds, notes & other debt instruments 94.85%	Principal amount (000)	Value (000)
Euros 9.43%
Belgium (Kingdom of), Series 77, 1.00% 2026	€9,600	$10,539
Germany (Federal Republic of) 2.50% 2046	20,475	30,347
Germany (Federal Republic of) 0.10%–6.25% 2023–2040[1]	3,406	5,320
Hungary 3.88%–6.00% 2019–2020	2,200	2,593
Ireland (Republic of) 5.40% 2025	8,070	11,793
Ireland (Republic of) 1.00%–3.90% 2023–2045	27,905	33,327
Italy (Republic of) 0.95%–4.75% 2022–2024	20,425	22,967
Spain (Kingdom of) 3.80% 2024	6,150	7,756
Spain (Kingdom of) 1.30% 2026	14,400	15,071
Other securities		72,336
		212,049

Japanese yen 8.44%
Japan, Series 326, 0.70% 2022	¥1,935,000	17,337
Japan, Series 325, 0.80% 2022	1,370,000	12,317
Japan, Series 329, 0.80% 2023	1,145,000	10,352
Japan, Series 18, 0.10% 2024[1]	4,695,040	42,321
Japan, Series 19, 0.10% 2024[1]	2,664,300	24,221
Japan, Series 116, 2.20% 2030	1,735,000	18,747
Japan, Series 145, 1.70% 2033	2,005,000	20,793
Japan 0.10%–2.30% 2021–2045[1]	4,563,940	43,632
		189,720

Polish zloty 5.07%
Poland (Republic of), Series 1017, 5.25% 2017	PLN54,472	13,407
Poland (Republic of), Series 0420, 1.50% 2020	157,850	36,529
Poland (Republic of), Series 0421, 2.00% 2021	97,250	22,505
Poland (Republic of), Series 0922, 5.75% 2022	46,600	12,646
Poland (Republic of) 3.25%–5.75% 2020–2025	112,720	28,774
		113,861

Hungarian forints 5.00%
Hungary, Series C, 2.00% 2019	HUF6,183,750	21,783
Hungary, Series A, 6.50% 2019	7,290,830	28,317
Hungary, Series A, 7.50% 2020	8,979,340	37,739
Hungary, Series B, 5.50% 2025	2,501,050	10,207
Hungary 3.50%–7.00% 2020–2023	3,621,220	14,402
		112,448

Mexican pesos 4.62%
United Mexican States, Series M, 6.50% 2021	MXN1,093,800	51,501
United Mexican States, Series M20, 10.00% 2024	209,500	11,712
United Mexican States, Series M, 5.75% 2026	523,500	22,445
United Mexican States 4.00%–10.00% 2017–2042[1]	360,441	18,111
		103,769

Malaysian ringgits 2.79%
Malaysia (Federation of), Series 0315, 3.659% 2020	MYR108,610	24,202
Malaysia (Federation of) 3.58%–4.50% 2018–2030	176,105	38,590
		62,792

Danish kroner 2.63%
Nykredit Realkredit AS, Series 01E, 2.00% 2037[2]	DKr211,859	30,590
Nykredit Realkredit AS, Series 01E, 2.50% 2047[2]	18,237	2,613
Realkredit Danmark AS, Series 22S, 2.00% 2037[2]	128,153	18,418
Other securities		7,407
		59,028

100	American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Indian rupees 1.81%
India (Republic of) 7.80% 2021	INR937,820	$14,455
India (Republic of) 8.83% 2023	1,284,200	21,052
India (Republic of) 9.20% 2030	299,780	5,206
		40,713

British pounds 1.47%
United Kingdom 1.00% 2017	£9,100	11,291
United Kingdom 1.50%–3.25% 2023–2044	12,200	17,069
Other securities		4,632
		32,992

Brazilian reais 1.18%
Brazil (Federative Republic of) 0% 2017	BRL26,000	7,751
Brazil (Federative Republic of) 0% 2020	84,000	18,831
		26,582

Australian dollars 0.93%
Australia (Commonwealth of), Series 124, 5.75% 2021	A$16,900	14,010
Other securities		6,974
		20,984

Chilean pesos 0.92%
Chile (Banco Central de) 4.50% 2021	CLP13,540,000	20,770

Canadian dollars 0.63%
Canada 2.25% 2025	C$18,050	14,099

Argentine pesos 0.37%
Argentine Republic 15.50%–18.20% 2021–2026	ARS133,640	8,350

U.S. dollars 46.83%
Argentine Republic 6.63%–7.63% 2021–2046[3]	$21,705	22,342
Fannie Mae 4.00% 2047[2,4]	23,200	24,380
Fannie Mae 4.50% 2047[2,4]	12,900	13,872
Fannie Mae 2.18%–4.50% 2022–2047[2,4]	11,799	12,406
Hungary 4.00%–7.63% 2019–2041	14,544	17,053
Slovenia (Republic of) 5.50% 2022	10,840	12,002
U.S. Treasury 1.625% 2019[5]	26,200	26,400
U.S. Treasury 1.75% 2019	12,050	12,169
U.S. Treasury 1.375% 2020	17,900	17,788
U.S. Treasury 1.75% 2020	10,300	10,298
U.S. Treasury 1.125% 2021	59,160	57,570
U.S. Treasury 2.875% 2046	29,625	28,524
U.S. Treasury 0.75%–3.50% 2017–2046	94,634	93,467
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]	32,348	32,959
U.S. Treasury Inflation-Protected Security 0.25% 2025[1]	11,328	11,154
U.S. Treasury Inflation-Protected Security 1.00% 2046[1]	32,925	33,135
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2024–2045[1]	32,547	33,120
United Mexican States 4.13%–4.75% 2026–2044	5,000	4,707
Other securities		589,571
		1,052,917

Other 2.73%
Other securities		61,341

Total bonds, notes & other debt instruments (cost: $2,219,617,000)		2,132,415

American Funds Insurance Series	101

Global Bond Fund

Convertible stocks 0.04%	Shares	Value (000)
U.S. dollars 0.00%
Other securities		$124

Miscellaneous 0.04%
Other convertible stocks in initial period of acquisition		816

Total convertible stocks (cost: $1,202,000)		940

Common stocks 0.07%
U.S. dollars 0.07%
Other securities		1,519

Total common stocks (cost: $4,152,000)		1,519

Short-term securities 6.97%	Principal amount (000)
American Honda Finance Corp. 0.76% due 2/21/2017	$30,000	29,973
BMW U.S. Capital LLC 0.83% due 3/17/2017[3]	20,000	19,963
Federal Home Loan Bank 0.50%–0.51% due 2/7/2017–2/13/2017	20,000	19,991
Liberty Street Funding Corp. 1.05% due 3/15/2017[3]	20,000	19,963
Microsoft Corp. 0.70% due 2/1/2017[3]	15,000	14,992
Mizuho Bank, Ltd. 0.70% due 1/30/2017–2/2/2017[3]	35,000	34,977
Other securities		16,748

Total short-term securities (cost: $156,597,000)		156,607
Total investment securities 101.93% (cost: $2,381,568,000)		2,291,481
Other assets less liabilities (1.93)%		(43,297)

Net assets 100.00%		$2,248,184

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $2,370,000, which represented .11% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $6,709,000, which represented .30% of the net assets of the fund. Some securities in “Other securities” (with aggregate value of $232,000, an aggregate cost of $1,384,000, and which represented .01% of the net assets of the fund) were acquired from 3/10/2010 to 4/3/2013 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $429,247,000.

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2016 (000)
Purchases:
British pounds	1/13/2017	JPMorgan Chase	£5,633	$7,150	$ (204)
Euros	1/6/2017	UBS AG	€17,250	$18,848	(680)
Euros	1/10/2017	HSBC Bank	€4,052	$4,375	(107)

102	American Funds Insurance Series

Global Bond Fund

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2016 (000)
Euros	1/12/2017	Barclays Bank PLC	€13,503	$14,386	$ (161)
Euros	1/19/2017	Bank of America, N.A.	€6,645	$7,145	(141)
Japanese yen	1/6/2017	JPMorgan Chase	¥3,321,365	$29,950	(1,515)
Japanese yen	1/11/2017	Citibank	¥118,559	$1,059	(44)
Japanese yen	1/11/2017	HSBC Bank	¥2,541,140	$22,450	(689)
Japanese yen	1/12/2017	Barclays Bank PLC	¥479,785	$4,204	(95)
Japanese yen	1/20/2017	Citibank	¥351,002	$3,089	(81)
Japanese yen	1/20/2017	JPMorgan Chase	¥392,477	$3,451	(88)
Japanese yen	1/20/2017	JPMorgan Chase	¥1,877,634	$16,350	(263)
Japanese yen	1/26/2017	Bank of America, N.A.	¥2,364,530	$20,600	(335)
Japanese yen	2/6/2017	Citibank	¥392,473	$3,471	(106)
Japanese yen	2/16/2017	HSBC Bank	¥1,310,000	$11,398	(162)
Japanese yen	2/24/2017	HSBC Bank	¥846,335	$7,199	63
Norwegian kroner	1/13/2017	Bank of America, N.A.	NKr48,486	$5,743	(127)
Norwegian kroner	1/24/2017	Barclays Bank PLC	NKr46,831	$5,408	16
Swedish kronor	1/24/2017	Barclays Bank PLC	SKr60,114	$6,418	191
Swedish kronor	2/16/2017	Barclays Bank PLC	SKr30,059	$3,292	17
					$(4,511)
Sales:
Australian dollars	1/9/2017	JPMorgan Chase	$4,189	A$5,600	148
Australian dollars	1/11/2017	Bank of America, N.A.	$7,382	A$10,000	168
Australian dollars	1/25/2017	UBS AG	$14,713	A$20,200	146
Brazilian reais	4/3/2017	Citibank	$511	BRL1,800	(28)
Brazilian reais	4/3/2017	Citibank	$6,912	BRL24,200	(335)
British pounds	1/10/2017	HSBC Bank	€5,606	£4,750	49
Canadian dollars	1/23/2017	JPMorgan Chase	€2,872	C$4,000	48
Canadian dollars	1/23/2017	Bank of America, N.A.	€2,872	C$4,000	47
Canadian dollars	1/23/2017	Bank of America, N.A.	$5,956	C$7,950	33
Chilean pesos	1/20/2017	Citibank	$20,819	CLP13,864,500	153
Colombian pesos	1/11/2017	Citibank	$4,345	COP13,434,070	(120)
Colombian pesos	1/11/2017	JPMorgan Chase	$4,666	COP14,451,550	(136)
Danish kroner	2/6/2017	Citibank	NKr29,852	DKr24,600	(33)
Euros	1/6/2017	JPMorgan Chase	$11,314	€10,700	45
Euros	1/9/2017	Citibank	SKr94,766	€9,650	245
Euros	1/12/2017	HSBC Bank	¥650,453	€5,350	(66)
Euros	1/13/2017	HSBC Bank	NKr14,378	€1,600	(20)
Euros	1/19/2017	JPMorgan Chase	£5,659	€6,700	(82)
Euros	1/19/2017	Bank of America, N.A.	$21,883	€21,050	(301)
Euros	1/20/2017	Citibank	£17,558	€20,900	(375)
Euros	1/23/2017	JPMorgan Chase	£11,534	€13,700	(216)
Hungarian forints	1/10/2017	HSBC Bank	€3,181	HUF1,000,000	(54)
Indian rupees	1/11/2017	JPMorgan Chase	$7,105	INR489,200	(94)
Indian rupees	1/11/2017	UBS AG	$9,004	INR620,000	(120)
Israeli shekels	1/23/2017	Citibank	$6,681	ILS25,700	5
Malaysian ringgits	1/13/2017	UBS AG	$5,963	MYR26,400	81
New Zealand dollars	1/13/2017	Citibank	£5,617	NZ$10,050	(53)
New Zealand dollars	1/24/2017	JPMorgan Chase	$5,024	NZ$7,150	61
Polish zloty	1/10/2017	JPMorgan Chase	$9,534	PLN39,827	19
South African rand	1/12/2017	JPMorgan Chase	$1,990	ZAR28,350	(69)
					$ (854)
Forward currency contracts — net					$(5,365)

American Funds Insurance Series	103

Global Bond Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $166,185,000.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 12/31/2016 (000)
Receive	LCH	3-month USD-LIBOR	1.384%	12/15/2018	$65,000	$ (79)
Receive	LCH	6-month NOK-NIBOR	1.36	12/19/2019	NKr250,000	11
Receive	LCH	3-month USD-LIBOR	1.572	9/16/2020	$10,000	(83)
Receive	LCH	3-month USD-LIBOR	1.8855	12/15/2021	23,100	(87)
Receive	LCH	3-month USD-LIBOR	1.885	12/15/2021	115,900	(439)
Pay	LCH	3-month USD-LIBOR	2.468	12/19/2026	10,000	(123)
Pay	LCH	3-month USD-LIBOR	2.52611	11/24/2045	17,400	207
Pay	LCH	3-month USD-LIBOR	2.535	11/24/2045	1,100	11
Pay	LCH	3-month USD-LIBOR	2.556	11/27/2045	10,000	55
Pay	LCH	3-month USD-LIBOR	2.354	1/29/2046	6,000	293
Pay	LCH	3-month USD-LIBOR	2.116	4/15/2046	5,750	580
Receive	LCH	6-month EURIBOR	1.1193	5/27/2046	€2,500	(72)
Pay	LCH	3-month USD-LIBOR	1.909	10/11/2046	$5,750	848
						$1,122

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $280,390,000, which represented 12.47% of the net assets of the fund.
[4]	Purchased on a TBA basis.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $12,261,000, which represented .55% of the net assets of the fund.

Key to abbreviations and symbols

A$ = Australian dollars

ARS = Argentine pesos
BRL = Brazilian reais

£ = British pounds

C$ = Canadian dollars

CLP = Chilean pesos

COP = Colombian pesos

DKr = Danish kroner

EURIBOR = Euro Interbank Offered Rate

€ = Euros

HUF = Hungarian forints

ILS = Israeli shekels

INR = Indian rupees

¥ = Japanese yen

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NIBOR = Norway Interbank Offered Rate

NOK/NKr = Norwegian kroner

NZ$ = New Zealand dollars

PLN = Polish zloty

SKr = Swedish kronor

TBA = To-be-announced

ZAR = South African rand

See Notes to Financial Statements

104	American Funds Insurance Series

High-Income Bond Fund

Summary investment portfolio December 31, 2016

Bonds, notes & other debt instruments 92.06%	Principal amount (000)	Value (000)
Corporate bonds & notes 90.35%
Energy 17.62%
Cheniere Energy, Inc. 5.88%–7.00% 2024–2025[1]	$6,265	$6,475
Chesapeake Energy Corp. 4.13% 2019[2]	7,425	7,499
Chesapeake Energy Corp. 4.88%–8.00% 2022–2025[1]	11,705	11,676
Chesapeake Energy Corp., Term Loan, 8.50% 2021[2,3,4]	1,350	1,474
CONSOL Energy Inc. 5.875% 2022	13,325	13,125
NGL Energy Partners LP 6.875% 2021	9,940	10,213
NGPL PipeCo LLC 9.625% 2019[1]	13,810	14,535
NGPL PipeCo LLC 7.12%–7.77% 2017–2037[1]	5,220	5,500
Sabine Pass Liquefaction, LLC 5.75% 2024	7,025	7,570
Sabine Pass Liquefaction, LLC 5.00%–5.88% 2021–2027[1]	15,945	16,906
Southwestern Energy Co. 4.10% 2022	7,755	7,366
Teekay Corp. 8.50% 2020	16,173	15,445
Weatherford International PLC 4.50%–9.88% 2021–2040[1]	22,745	20,867
Other securities		175,368
		314,019

Telecommunication services 12.72%
Altice Financing SA 6.625% 2023[1]	835	860
Altice Finco SA 6.50%–9.88% 2020–2022[1]	1,850	1,944
Altice NV 5.50% 2026[1]	1,300	1,329
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[1]	10,845	11,197
Digicel Group Ltd. 8.25% 2020[1]	13,300	11,478
Frontier Communications Corp. 10.50% 2022	7,580	7,997
Frontier Communications Corp. 11.00% 2025	8,687	9,002
Frontier Communications Corp. 8.50%–8.88% 2020–2022	4,250	4,482
Intelsat Jackson Holding Co. 7.25% 2019	11,850	10,013
Ligado Networks, Term Loan, 9.75% 2020[2,3,4,5]	24,292	22,572
MetroPCS Wireless, Inc. 6.25% 2021	11,650	12,145
MetroPCS Wireless, Inc. 6.625% 2023	3,950	4,197
Neptune Finco Corp. (Altice NV) 6.63%–10.13% 2023–2025[1]	3,950	4,445
Numericable Group SA 6.00%–7.38% 2022–2026[1]	4,615	4,737
SoftBank Corp. 4.50% 2020[1]	8,725	8,965
T-Mobile US, Inc. 6.00%–6.73% 2022–2026	6,575	6,983
Trilogy International Partners, LLC 13.375% 2019[1]	10,825	11,150
Wind Acquisition SA 4.75% 2020[1]	3,150	3,189
Wind Acquisition SA 7.375% 2021[1]	17,125	17,853
Windstream Holdings, Inc. 7.75% 2021	10,575	10,924
Other securities		61,244
		226,706

Health care 11.45%
Centene Corp. 4.75% 2022	10,290	10,444
Centene Corp. 4.75%–6.13% 2021–2025	10,730	10,936
DJO Finco Inc. 8.125% 2021[1]	9,160	7,992
Kinetic Concepts, Inc. 7.875% 2021[1]	990	1,077
Kinetic Concepts, Inc. 9.625% 2021[1]	14,650	15,566
Kinetic Concepts, Inc. 12.50% 2021[1]	13,978	14,712
Molina Healthcare, Inc. 5.375% 2022	7,890	8,048
Tenet Healthcare Corp. 4.38%–7.50% 2021–2023[1]	6,165	6,017
Tenet Healthcare Corp., First Lien, 6.00% 2020	7,685	8,031
Tenet Healthcare Corp., First Lien 4.50%–4.75% 2020–2021	7,655	7,718
Valeant Pharmaceuticals International Inc. 5.50% 2023[1]	1,675	1,265
VPI Escrow Corp. 6.75% 2018[1]	10,750	10,239
VPI Escrow Corp. 6.375% 2020[1]	14,355	12,404
VPI Escrow Corp. 7.50% 2021[1]	575	489
VRX Escrow Corp. 5.38%–6.13% 2020–2025[1]	9,670	7,805
Other securities		81,277
		204,020

American Funds Insurance Series	105

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Consumer discretionary 11.11%
Cablevision Systems Corp. 5.50%–7.75% 2018–2027[1]	$8,600	$9,112
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	10,445	10,837
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	13,153	13,194
Wynn Macau, Ltd. 5.25% 2021[1]	8,825	8,935
Other securities		155,872
		197,950

Materials 10.12%
ArcelorMittal 7.75% 2041	12,205	13,059
Chemours Co. 7.00% 2025	8,465	8,380
Cliffs Natural Resources Inc. 8.25% 2020[1]	6,625	7,287
First Quantum Minerals Ltd. 6.75% 2020[1]	13,693	13,727
First Quantum Minerals Ltd. 7.00% 2021[1]	16,193	16,187
First Quantum Minerals Ltd. 7.25% 2022[1]	3,525	3,490
FMG Resources 9.75% 2022[1]	10,405	12,123
Ryerson Inc. 11.00% 2022[1]	10,932	12,053
Other securities		93,969
		180,275

Industrials 9.27%
Associated Materials, LLC 9.00% 2024[1]	13,800	13,869
Corporate Risk Holdings LLC 9.50% 2019[1]	12,782	13,197
General Electric Co. 5.00% 2021	740	769
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[1]	10,020	8,392
Other securities		128,888
		165,115

Information technology 7.04%
First Data Corp. 7.00% 2023[1]	8,930	9,533
Gogo Inc. 12.50% 2022[1]	10,050	10,929
Kronos Inc., Term Loan B, 9.25% 2024[2,3,4]	9,075	9,367
Other securities		95,527
		125,356

Financials 4.47%
CIT Group Inc. 3.875% 2019	14,810	15,162
Other securities		64,576
		79,738

Utilities 3.79%
AES Corp. 5.50%–8.00% 2020–2026	17,365	18,345
NRG Energy, Inc. 6.625% 2027[1]	9,510	9,034
TEX Operations Co. LLC, Term Loan B, 5.00% 2023[2,3,4]	7,166	7,233
Other securities		32,930
		67,542

Real estate 1.95%
Other securities		34,671

Consumer staples 0.81%
Other securities		14,354

Total corporate bonds & notes		1,609,746

106	American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Other bonds & notes 1.71%
U.S. Treasury 1.00% 2018	$10,000	$9,968
U.S. Treasury 1.375% 2020[6]	10,000	9,936
Other securities		10,570
		30,474

Total bonds, notes & other debt instruments (cost: $1,614,854,000)		1,640,220

Convertible bonds 0.43%
Energy 0.03%
Chesapeake Energy Corp. 5.50% 2026[1]	540	587

Other 0.27%
Other securities		4,801

Miscellaneous 0.13%
Other convertible bonds in initial period of acquisition		2,238

Total convertible bonds (cost: $7,597,000)		7,626

Convertible stocks 0.83%	Shares
Telecommunication services 0.04%
Frontier Communications Corp., Series A, convertible preferred	10,000	711

Other 0.27%
Other securities		4,946

Miscellaneous 0.52%
Other convertible stocks in initial period of acquisition		9,212

Total convertible stocks (cost: $20,627,000)		14,869

Common stocks 0.90%
Other 0.86%
Other securities		15,391

Miscellaneous 0.04%
Other common stocks in initial period of acquisition		636

Total common stocks (cost: $37,432,000)		16,027

Rights & warrants 0.01%
Utilities 0.01%
Other securities		73

Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		—

Total rights & warrants (cost: $80,000)		73

American Funds Insurance Series	107

High-Income Bond Fund

Short-term securities 4.29%	Principal amount (000)	Value (000)
Federal Home Loan Bank 0.53% due 2/17/2017	$30,700	$30,683
General Electric Co. 0.60% due 1/3/2017	20,000	19,999
U.S. Treasury Bills 0.40% due 1/5/2017	20,000	19,999
Other securities		5,750

Total short-term securities (cost: $76,427,000)		76,431
Total investment securities 98.52% (cost: $1,757,017,000)		1,755,246
Other assets less liabilities 1.48%		26,395

Net assets 100.00%		$1,781,641

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $34,309,000, which represented 1.93% of the net assets of the fund. Some securities in “Other securities” (with aggregate value of $3,634,000, an aggregate cost of $13,197,000, and which represented ..20% of the net assets of the fund) were acquired from 3/10/2010 to 8/22/2014 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

108	American Funds Insurance Series

High-Income Bond Fund

Interest rate swaps

The fund has entered into an interest rate swap as shown in the following table. The average month-end notional amount of interest rate swaps while held was $21,008,000.

						Unrealized
						appreciation
Pay/receive			Fixed	Expiration	Notional	at 12/31/2016
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Pay	LCH	3-month USD-LIBOR	2.0745%	11/21/2026	$18,600	$427

Credit default swaps

The fund has entered into credit default swaps as shown in the following table. The average month-end notional amount of credit default swaps while held was $14,167,000.

Centrally cleared credit default swaps on credit indices — sell protection

						Upfront	Unrealized
						premiums	appreciation
		Receive	Expiration	Notional	Value	received	at 12/31/2016
Referenced index	Clearinghouse	fixed rate	date	(000)	(000)	(000)	(000)
CDX.NA.HY.26	ICE	5.00%	6/20/2021	$10,000	$700	$204	$496
CDX.NA.HY.27	ICE	5.00	12/20/2021	10,000	620	472	148
							$644

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $810,766,000, which represented 45.51% of the net assets of the fund.
[2]	Coupon rate may change periodically.
[3]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $134,544,000, which represented 7.55% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	A portion of this security was pledged as collateral. The total value of pledged collateral was $2,129,000, which represented .12% of the net assets of the fund.

Key to abbreviations

ICE = Intercontinental Exchange, Inc.

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

See Notes to Financial Statements

American Funds Insurance Series	109

Mortgage Fund

Summary investment portfolio December 31, 2016

Bonds, notes & other debt instruments 98.52%	Principal amount (000)	Value (000)
Mortgage-backed obligations 61.32%
Federal agency mortgage-backed obligations 53.90%
Fannie Mae 4.00% 2036[1]	$5,819	$6,193
Fannie Mae 3.00% 2046[1]	11,160	11,094
Fannie Mae 3.00% 2046[1]	5,790	5,759
Fannie Mae 3.50% 2046[1]	4,717	4,779
Fannie Mae 3.50% 2046[1]	3,867	3,918
Fannie Mae 4.00% 2046[1]	2,405	2,495
Fannie Mae 4.00% 2046[1]	1,834	1,902
Fannie Mae 4.00% 2047[1,2]	19,900	20,912
Fannie Mae 4.00%–5.00% 2036–2046[1]	4,650	4,863
Freddie Mac 5.00% 2034[1]	2,004	2,203
Freddie Mac 3.50% 2035[1]	10,210	10,548
Freddie Mac 4.00% 2036[1]	6,863	7,245
Freddie Mac 3.50% 2045[1]	11,259	11,592
Freddie Mac 4.00% 2046[1]	2,000	2,074
Freddie Mac 4.50% 2046[1]	3,999	4,301
Freddie Mac 4.00% 2047[1,2]	20,400	21,418
Freddie Mac 3.50%–4.00% 2035–2036[1]	2,172	2,285
Government National Mortgage Assn. 5.50% 2040[1]	2,872	3,221
Government National Mortgage Assn. 3.50% 2043[1]	2,616	2,738
Government National Mortgage Assn. 3.50% 2043[1]	2,050	2,132
Government National Mortgage Assn. 3.50% 2043[1]	1,999	2,090
Government National Mortgage Assn. 4.25% 2044[1]	1,949	2,099
Government National Mortgage Assn. 4.50% 2045[1]	6,240	6,667
Government National Mortgage Assn. 4.00% 2046[1]	2,543	2,648
Government National Mortgage Assn. 3.00% 2047[1,2]	7,500	7,589
Government National Mortgage Assn. 4.755% 2065[1]	2,323	2,459
Government National Mortgage Assn. 4.632% 2066[1]	2,238	2,411
Government National Mortgage Assn. 3.50%–6.50% 2034–2066[1]	18,852	19,918
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	4,908	4,969
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	932	963
		183,485

Other mortgage-backed securities 3.21%
Freddie Mac, Series KJ02, Class A2, multifamily 2.597% 2020[1]	4,600	4,686
Freddie Mac, Series K031, Class A2, multifamily 3.30% 2023[1,3]	4,722	4,942
Freddie Mac, Series K032, Class A2, multifamily 3.31% 2023[1,3]	1,250	1,309
		10,937

Collateralized mortgage-backed (privately originated) 3.06%
Mortgage Repurchase Agreement Financing Trust, Series 2016-3, Class A1, 1.664% 2018[1,3,4,5]	1,800	1,801
Towd Point Mortgage Trust, Series 2015-2, Class 2A11, 3.00% 2057[1,3,5]	2,972	3,010
Towd Point Mortgage Trust, Series 2015-2, Class 2A1, 3.75% 2057[1,3,5]	708	728
Other securities		4,875
		10,414

Commercial mortgage-backed securities 1.15%
Other securities		3,919

Total mortgage-backed obligations		208,755

110	American Funds Insurance Series

Mortgage Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Federal agency bonds & notes 17.75%
Fannie Mae 1.25% 2017	$5,800	$5,803
Fannie Mae 0.875% 2019	17,000	16,784
Fannie Mae 1.375% 2021	3,000	2,919
Freddie Mac 0.875% 2018	19,000	18,899
Freddie Mac 0.875% 2019	9,000	8,886
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	7,000	7,152
		60,443

U.S. Treasury bonds & notes 12.65%
U.S. Treasury inflation-protected securities 9.67%
U.S. Treasury Inflation-Protected Security 0.375% 2025[6,7]	10,397	10,350
U.S. Treasury Inflation-Protected Security 0.625% 2026[6,7]	4,446	4,488
U.S. Treasury Inflation-Protected Security 0.75% 2042[7]	6,884	6,537
U.S. Treasury Inflation-Protected Security 1.375% 2044[7]	9,827	10,752
U.S. Treasury Inflation-Protected Securities 1.00%–2.13% 2041–2046[7]	764	799
		32,926

U.S. Treasury 2.98%
U.S. Treasury 1.75% 2021	6,000	5,956
U.S. Treasury 2.125% 2022	3,000	2,999
U.S. Treasury 2.50% 2046	1,320	1,169
		10,124

Total U.S. Treasury bonds & notes		43,050

Asset-backed obligations 6.80%
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[1,5]	6,379	6,339
Marine Park CLO Ltd., Series 2012-1A, Class A1AR, CLO, 2.189% 2023[1,3,5]	2,500	2,499
Other securities		14,306
		23,144

Total bonds, notes & other debt instruments (cost: $335,749,000)		335,392

Short-term securities 15.98%
Apple Inc. 0.62% due 1/3/2017[5]	6,400	6,400
Army and Air Force Exchange Service 0.54% due 1/3/2017[5]	3,500	3,500
Federal Home Loan Bank 0.35%–0.53% due 1/5/2017–3/1/2017	18,000	17,994
General Electric Co. 0.60% due 1/3/2017	6,900	6,899
Hershey Co. 0.65% due 1/11/2017[5]	8,200	8,199
Qualcomm Inc. 0.48%–0.66% due 1/10/2017–2/8/2017[5]	9,700	9,697
Other securities		1,699

Total short-term securities (cost: $54,387,000)		54,388
Total investment securities 114.50% (cost: $390,136,000)		389,780
Other assets less liabilities (14.50)%		(49,375)

Net assets 100.00%		$340,405

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series	111

Mortgage Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $246,510,000.

						Unrealized
						(depreciation)
						appreciation
Pay/receive			Fixed	Expiration	Notional	at 12/31/2016
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Receive	LCH	3-month USD-LIBOR	1.349%	12/13/2018	$50,000	$ (91)
Receive	LCH	3-month USD-LIBOR	1.515	6/4/2019	5,000	(5)
Receive	LCH	3-month USD-LIBOR	1.7945	6/20/2019	3,800	21
Receive	LCH	3-month USD-LIBOR	1.732	6/27/2019	8,500	33
Receive	LCH	3-month USD-LIBOR	1.799	8/8/2019	8,000	42
Receive	LCH	3-month USD-LIBOR	1.7255	8/19/2019	15,000	47
Receive	LCH	3-month USD-LIBOR	1.9225	9/25/2019	15,000	118
Receive	LCH	3-month USD-LIBOR	1.647	1/9/2020	8,000	(9)
Receive	LCH	3-month USD-LIBOR	1.7615	2/19/2020	6,000	10
Receive	LCH	3-month USD-LIBOR	1.525	4/27/2020	5,000	(35)
Receive	LCH	3-month USD-LIBOR	1.8315	6/10/2020	9,000	22
Receive	LCH	3-month USD-LIBOR	1.8445	6/16/2020	8,000	22
Receive	LCH	3-month USD-LIBOR	1.86	6/19/2020	8,000	25
Receive	LCH	3-month USD-LIBOR	1.872	6/30/2020	1,000	3
Receive	LCH	3-month USD-LIBOR	1.76327	7/1/2020	2,000	(1)
Pay	LCH	3-month USD-LIBOR	1.217	9/22/2021	11,500	379
Pay	LCH	3-month USD-LIBOR	1.225	9/22/2021	11,500	375
Pay	LCH	3-month USD-LIBOR	1.2796	10/11/2021	14,500	445
Pay	LCH	3-month USD-LIBOR	2.24	12/5/2026	10,500	86
Pay	LCH	3-month USD-LIBOR	2.27	12/5/2026	8,500	46
Pay	LCH	3-month USD-LIBOR	3.34	6/27/2044	3,500	(551)
Pay	LCH	3-month USD-LIBOR	3.206	7/31/2044	2,000	(260)
Pay	LCH	3-month USD-LIBOR	3.238	8/8/2044	2,000	(273)
Pay	LCH	3-month USD-LIBOR	3.2265	9/25/2044	3,000	(404)
Pay	LCH	3-month USD-LIBOR	2.5055	1/9/2045	2,000	32
Pay	LCH	3-month USD-LIBOR	2.454	1/15/2045	3,200	85
Pay	LCH	3-month USD-LIBOR	2.516	10/20/2045	2,500	35
Pay	LCH	3-month USD-LIBOR	2.525	10/20/2045	1,500	18
Pay	LCH	3-month USD-LIBOR	2.5315	10/26/2045	4,000	43
Pay	LCH	3-month USD-LIBOR	2.52822	11/23/2045	3,560	41
Pay	LCH	3-month USD-LIBOR	2.4835	12/3/2045	2,000	42
Pay	LCH	3-month USD-LIBOR	2.59125	12/16/2045	2,250	(5)
Pay	LCH	3-month USD-LIBOR	2.4095	1/14/2046	1,500	56
Pay	LCH	3-month USD-LIBOR	2.33725	2/1/2046	5,000	264
						$656

112	American Funds Insurance Series

Mortgage Fund

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $176,869,000.

						Unrealized
						appreciation
					Notional	(depreciation)
			Number of		amount	at 12/31/2016
Contracts	Clearinghouse	Type	contracts	Expiration	(000)	(000)
10 Year U.S. Treasury Note Futures	CME	Long	186	March 2017	$23,211	$ 94
10 Year Ultra U.S. Treasury Note Futures	CME	Long	119	March 2017	15,898	55
20 Year U.S. Treasury Bond Futures	CME	Long	10	March 2017	1,523	(17)
30 Year Ultra U.S. Treasury Bond Futures	CME	Short	1	March 2017	161	1
5 Year U.S. Treasury Note Futures	CME	Long	1,474	April 2017	173,887	(450)
						$(317)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $5,042,000, which represented 1.48% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $59,860,000, which represented 17.58% of the net assets of the fund.
[6]	A portion of this security was pledged as collateral. The total value of pledged collateral was $8,487,000, which represented 2.49% of the net assets of the fund.
[7]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviations

CLO = Collateralized Loan Obligations

CME = CME Group

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

See Notes to Financial Statements

American Funds Insurance Series	113

Ultra-Short Bond Fund (formerly Cash Management Fund)

Investment portfolio December 31, 2016

Short-term securities 99.82%	Principal amount (000)	Value (000)
Commercial paper 60.47%
American Honda Finance Corp. 0.76% due 2/21/2017	$10,000	$9,991
Apple Inc. 0.70% due 2/15/2017[1]	10,000	9,993
Canadian Imperial Bank of Commerce 0.80% due 2/15/2017[1]	10,000	9,993
Chariot Funding, LLC 0.62% due 1/24/2017[1]	10,000	9,996
Ciesco LLC 0.76% due 2/3/2017[1]	10,000	9,993
CPPIB Capital Inc. 0.70% due 2/3/2017[1]	10,000	9,994
Estée Lauder Companies Inc. 0.65% due 1/17/2017[1]	10,000	9,997
Export Development Canada 0.83% due 2/27/2017	10,000	9,990
ExxonMobil Corp. 0.53% due 1/23/2017	10,000	9,996
Fairway Finance Corp. 1.05% due 3/20/2017[1]	10,000	9,980
General Electric Co. 0.60% due 1/3/2017	9,200	9,199
Gotham Funding Corp. 0.88% due 2/6/2017[1]	10,200	10,192
John Deere Canada ULC 0.54% due 1/3/2017[1]	10,000	10,000
Liberty Street Funding Corp. 0.80% due 1/17/2017[1]	10,200	10,197
Microsoft Corp. 0.70% due 2/1/2017[1]	10,000	9,995
Mizuho Bank, Ltd. 0.80% due 1/4/2017[1]	7,300	7,299
National Rural Utilities Cooperative Finance Corp. 0.70% due 1/18/2017	9,000	8,997
Province of Ontario 0.74% due 2/21/2017	11,510	11,499
Qualcomm Inc. 0.65% due 2/14/2017[1]	4,400	4,397
Sumitomo Mitsui Banking Corp. 1.00% due 4/4/2017[1]	10,000	9,975
Thunder Bay Funding, LLC 0.91% due 3/8/2017[1]	10,600	10,583
Toronto-Dominion Holdings USA Inc. 0.75% due 1/20/2017[1]	10,000	9,997
		212,253

Federal agency discount notes 27.39%
Federal Farm Credit Banks 0.45% due 1/17/2017	9,800	9,798
Federal Home Loan Bank 0.37%–0.54% due 1/5/2017–3/22/2017	76,400	76,369
Freddie Mac 0.38% due 2/23/2017	10,000	9,994
		96,161

U.S. Treasury 11.96%
U.S. Treasury Bills 0.40%–0.51% due 2/9/2017–3/23/2017	42,000	41,965

Total short-term securities (cost: $350,356,000)		350,379
Total investment securities 99.82% (cost: $350,356,000)		350,379
Other assets less liabilities 0.18%		637

Net assets 100.00%		$351,016

[1]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $152,581,000, which represented 43.47% of the net assets of the fund.

See Notes to Financial Statements

114	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio December 31, 2016

Bonds, notes & other debt instruments 95.45%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 46.27%
U.S. Treasury 31.96%
U.S. Treasury 1.125% 2021	$31,950	$30,873
U.S. Treasury 1.375% 2021	40,000	39,367
U.S. Treasury 1.75% 2021	117,040	116,181
U.S. Treasury 2.00% 2021	161,000	161,993
U.S. Treasury 2.00% 2021	62,350	62,603
U.S. Treasury 2.125% 2021	23,450	23,659
U.S. Treasury 2.25% 2021	76,800	78,204
U.S. Treasury 2.25% 2021	64,745	65,766
U.S. Treasury 2.125% 2022	21,970	21,962
U.S. Treasury 1.50% 2023	22,020	21,184
U.S. Treasury 2.125% 2023	117,191	116,459
U.S. Treasury 2.25% 2023	46,604	46,650
U.S. Treasury 2.00% 2026	25,000	24,063
U.S. Treasury 2.25% 2046[1]	86,611	72,615
U.S. Treasury 2.875% 2046	34,300	33,026
U.S. Treasury 1.63%–6.25% 2020–2046	55,580	56,410
		971,015

U.S. Treasury inflation-protected securities 14.31%
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	28,504	28,043
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	26,677	26,266
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	84,907	84,528
U.S. Treasury Inflation-Protected Security 2.375% 2025[1,2]	77,582	89,124
U.S. Treasury Inflation-Protected Security 0.75% 2042[2]	21,063	20,001
U.S. Treasury Inflation-Protected Security 1.375% 2044[1,2]	80,593	88,181
U.S. Treasury Inflation-Protected Security 1.00% 2046[2]	20,796	20,928
U.S. Treasury Inflation-Protected Securities 0.13%–2.13% 2017–2041[2]	75,566	77,572
		434,643

Total U.S. Treasury bonds & notes		1,405,658

Mortgage-backed obligations 28.94%
Federal agency mortgage-backed obligations 28.15%
Fannie Mae 2.50% 2031[3]	63,228	63,374
Fannie Mae 4.00% 2036[3]	18,362	19,520
Fannie Mae 3.00% 2046[3]	30,231	30,054
Fannie Mae 3.00% 2046[3]	23,632	23,494
Fannie Mae 4.00% 2047[3,4]	50,000	52,544
Fannie Mae 0%–9.65% 2017–2047[3,4,5]	192,023	200,054
Freddie Mac 3.50% 2035[3]	25,795	26,694
Freddie Mac 3.50% 2046[3]	60,592	62,226
Freddie Mac 3.50% 2046[3]	41,035	42,043
Freddie Mac 4.00% 2046[3]	16,381	17,005
Freddie Mac 4.00% 2047[3,4]	42,200	44,305
Freddie Mac 0%–5.50% 2023–2046[3,5]	91,448	95,099
Government National Mortgage Assn. 4.50% 2045[3]	26,614	28,434
Government National Mortgage Assn. 4.50% 2045[3]	25,694	27,452
Government National Mortgage Assn. 4.50% 2045[3]	22,842	24,405
Government National Mortgage Assn., Series 2010-H23, Class PT, 5.425% 2060[3,5]	16,027	16,806
Government National Mortgage Assn. 3.00%–6.50% 2034–2065[3]	53,084	57,080
Other securities		24,672
		855,261

Other mortgage-backed securities 0.79%
Fannie Mae 2.72%–3.47% 2022–2024[3,5]	10,225	10,542
Freddie Mac 1.14%–3.32% 2020–2024[3,5]	13,287	13,392
		23,934

Total mortgage-backed obligations		879,195

American Funds Insurance Series	115

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Federal agency bonds & notes 20.24%
Fannie Mae 1.75%–7.13% 2017–2030	$38,655	$40,672
Federal Farm Credit Banks 0.60% 2017	41,774	41,762
Federal Farm Credit Banks 0.79%–0.81% 2017[5]	13,621	13,627
Federal Home Loan Bank 1.75% 2018	74,000	74,686
Federal Home Loan Bank 3.375% 2023	16,715	17,850
Federal Home Loan Bank 5.50% 2036	600	788
Freddie Mac 1.25% 2019	18,730	18,638
Freddie Mac 3.75% 2019	12,750	13,426
Private Export Funding Corp. 1.45% 2019	17,500	17,441
Tennessee Valley Authority, Series A, 3.875% 2021	32,975	35,489
Tennessee Valley Authority 1.88%–5.88% 2022–2060	16,840	17,644
TVA Southaven 3.846% 2033[3]	1,513	1,573
U.S. Department of Housing and Urban Development 0.93%–3.70% 2017–2034	91,632	93,154
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	19,750	19,949
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	89,910
United States Agency for International Development, Jordan (Kingdom of) 2.578% 2022	43,000	43,658
United States Agency for International Development, Jordan (Kingdom of) 3.00% 2025	43,250	43,900
United States Agency for International Development, Morocco (Kingdom of) 7.55% 2026[3]	3,894	4,688
United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,927
United States Agency for International Development, Ukraine 1.47%–1.84% 2019–2021	5,855	5,773
Other securities		17,230
		614,785

Total bonds, notes & other debt instruments (cost: $2,913,238,000)		2,899,638

Short-term securities 7.95%
Federal Home Loan Bank 0.45%–0.49% due 1/9/2017–2/13/2017	112,000	111,962
General Electric Co. 0.60% due 1/3/2017	52,700	52,696
Qualcomm Inc. 0.56%–0.74% due 1/5/2017–2/22/2017[6]	50,900	50,861
U.S. Treasury Bills 0.43% due 1/19/2017	26,000	25,995

Total short-term securities (cost: $241,503,000)		241,514
Total investment securities 103.40% (cost: $3,154,741,000)		3,141,152
Other assets less liabilities (3.40)%		(103,428)

Net assets 100.00%		$3,037,724

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

116	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $3,667,158,000.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 12/31/2016 (000)
Receive	LCH	3-month USD-LIBOR	1.349%	12/13/2018	$260,000	$ (471)
Receive	LCH	3-month USD-LIBOR	1.789	6/20/2019	100,000	532
Receive	LCH	3-month USD-LIBOR	1.7945	6/20/2019	86,600	472
Receive	LCH	3-month USD-LIBOR	1.7905	6/20/2019	34,700	186
Receive	LCH	3-month USD-LIBOR	1.799	8/8/2019	64,000	333
Receive	LCH	3-month USD-LIBOR	1.773	8/11/2019	127,000	565
Receive	LCH	3-month USD-LIBOR	1.9225	9/25/2019	52,000	410
Receive	LCH	3-month USD-LIBOR	1.2	11/1/2019	108,200	(1,347)
Receive	LCH	3-month USD-LIBOR	1.148	4/13/2021	65,000	(1,979)
Pay	LCH	3-month USD-LIBOR	1.217	9/22/2021	60,000	1,976
Pay	LCH	3-month USD-LIBOR	1.225	9/22/2021	60,000	1,954
Pay	LCH	3-month USD-LIBOR	1.2255	9/23/2021	5,000	163
Pay	LCH	3-month USD-LIBOR	1.75918	4/29/2022	58,000	726
Receive	LCH	3-month USD-LIBOR	2.8	9/2/2022	280,000	1,459
Receive	LCH	3-month USD-LIBOR	2.75	9/2/2022	280,000	1,201
Receive	LCH	3-month USD-LIBOR	1.24	7/19/2023	50,000	(2,732)
Receive	LCH	3-month USD-LIBOR	1.309	9/27/2023	25,000	(1,321)
Receive	LCH	3-month USD-LIBOR	1.3035	9/27/2023	25,000	(1,330)
Pay	LCH	3-month USD-LIBOR	1.495	11/10/2023	150,000	6,324
Pay	LCH	3-month USD-LIBOR	2.74125	11/22/2023	15,000	(579)
Pay	LCH	3-month USD-LIBOR	1.798	2/2/2026	35,000	1,440
Pay	LCH	3-month USD-LIBOR	1.6035	4/13/2026	68,000	4,036
Pay	LCH	3-month USD-LIBOR	2.24	12/5/2026	55,100	451
Pay	LCH	3-month USD-LIBOR	2.27	12/5/2026	44,900	245
Pay	LCH	3-month USD-LIBOR	2.97125	9/2/2030	62,000	(1,162)
Pay	LCH	3-month USD-LIBOR	3.005	9/2/2030	62,000	(1,338)
Pay	LCH	3-month USD-LIBOR	3.34	6/27/2044	45,000	(7,078)
Pay	LCH	3-month USD-LIBOR	3.206	7/31/2044	16,000	(2,083)
Pay	LCH	3-month USD-LIBOR	3.238	8/8/2044	16,000	(2,186)
Pay	LCH	3-month USD-LIBOR	2.7045	1/2/2045	12,000	(310)
Pay	LCH	3-month USD-LIBOR	2.5055	1/9/2045	11,000	175
Pay	LCH	3-month USD-LIBOR	2.4945	1/9/2045	2,000	36
Pay	LCH	3-month USD-LIBOR	2.7025	9/10/2045	60,000	(1,550)
Pay	LCH	3-month USD-LIBOR	2.516	10/20/2045	36,000	505
Pay	LCH	3-month USD-LIBOR	2.525	10/20/2045	24,000	291
Pay	LCH	3-month USD-LIBOR	2.5315	10/26/2045	10,000	107
Pay	LCH	3-month USD-LIBOR	2.6445	11/10/2045	11,500	(155)
Pay	LCH	3-month USD-LIBOR	2.52822	11/23/2045	13,350	153
Pay	LCH	3-month USD-LIBOR	2.59125	12/16/2045	9,000	(18)
Receive	LCH	3-month USD-LIBOR	2.11	4/13/2046	14,000	(1,431)
Pay	LCH	3-month USD-LIBOR	2.126	6/3/2046	17,000	1,684
Pay	LCH	U.S. Federal Funds Effective Rate	1.46	7/25/2046	44,000	7,187
Pay	LCH	3-month USD-LIBOR	1.826	7/28/2046	15,000	2,472
Pay	LCH	3-month USD-LIBOR	1.768	8/17/2046	8,200	1,457
Receive	LCH	3-month USD-LIBOR	2.723	12/19/2046	18,000	558
						$10,028

American Funds Insurance Series	117

U.S. Government/AAA-Rated Securities Fund

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $1,918,324,000.

Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)
30 Day Federal Funds Futures	CME	Short	55	January 2017	$22,784	$14
10 Year U.S. Treasury Note Futures	CME	Long	717	March 2017	88,879	230
30 Year Ultra U.S. Treasury Bond Futures	CME	Long	358	March 2017	58,028	(659)
20 Year U.S. Treasury Bond Futures	CME	Long	271	March 2017	41,278	(450)
10 Year Ultra U.S. Treasury Note Futures	CME	Long	12	March 2017	1,604	5
5 Year U.S. Treasury Note Futures	CME	Long	8,813	April 2017	1,039,849	(2,875)
2 Year U.S. Treasury Note Futures	CME	Long	692	April 2017	149,977	(29)
90 Day Euro Dollar Futures	CME	Long	1,930	December 2017	476,945	(1,779)
90 Day Euro Dollar Futures	CME	Long	772	March 2018	190,707	(872)
						$(6,415)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $87,768,000, which represented 2.89% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $50,861,000, which represented 1.67% of the net assets of the fund.

Key to abbreviations

CME = CME Group

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

See Notes to Financial Statements

118	American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2016

Growth funds 94.41%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	2,821,842	$189,882

Total growth funds (cost: $196,126,000)		189,882

Short-term securities 5.66%
Government Cash Management Fund	11,380,449	11,380

Total short-term securities (cost: $11,380,000)		11,380
Total investment securities 100.07% (cost: $207,506,000)		201,262
Other assets less liabilities (0.07)%		(134)

Net assets 100.00%		$201,128

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2016 (000)
American Funds Insurance Series – Growth Fund, Class 1	1,992,870	1,185,920	356,948	2,821,842	$1,785	$189,882

See Notes to Financial Statements

American Funds Insurance Series	119

Managed Risk International Fund

Investment portfolio December 31, 2016

Growth funds 92.74%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	5,381,857	$90,523

Total growth funds (cost: $100,249,000)		90,523

Short-term securities 5.72%
Government Cash Management Fund	5,578,653	5,579

Total short-term securities (cost: $5,579,000)		5,579
Total investment securities 98.46% (cost: $105,828,000)		96,102
Other assets less liabilities 1.54%		1,503

Net assets 100.00%		$97,605

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $55,684,000.

Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)
Mini MSCI Emerging Market Index Contracts	ICE	Short	147	March 2017	$6,470	$157
Euro Currency Contracts	CME	Short	44	March 2017	5,852	37
Euro Stoxx 50 Index Contracts	EUREX	Short	161	March 2017	5,412	(129)
Nikkei 225 Index Contracts	OSE	Short	21	March 2017	3,290	(132)
FTSE 100 Index Contracts	LIFFE	Short	38	March 2017	3,226	(63)
Japanese Yen Currency Contracts	CME	Short	28	March 2017	3,042	33
British Pound Currency Contracts	CME	Short	37	March 2017	2,930	72
S&P 500 E-mini Index Contracts	CME	Short	7	March 2017	785	2
Russell 2000 Mini Index Contracts	ICE	Short	3	March 2017	208	5
						$(18)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2016 (000)
American Funds Insurance Series – International Fund, Class 1	4,220,151	2,433,711	1,272,005	5,381,857	$1,447	$90,523

Key to abbreviations

CME = CME Group Inc.

EUREX = Eurex Exchange

ICE = Intercontinental Exchange, Inc.

LIFFE = London International Financial Futures and Options Exchange

OSE = Osaka Securities Exchange

See Notes to Financial Statements

120	American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

Investment portfolio December 31, 2016

Growth-and-income funds 94.29%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	20,295,700	$274,601

Total growth-and-income funds (cost: $274,894,000)		274,601

Short-term securities 5.74%
Government Cash Management Fund	16,708,972	16,709

Total short-term securities (cost: $16,709,000)		16,709
Total investment securities 100.03% (cost: $291,603,000)		291,310
Other assets less liabilities (0.03)%		(94)

Net assets 100.00%		$291,216

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2016 (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	10,142,310	11,512,873	1,359,483	20,295,700	$5,221	$274,601

See Notes to Financial Statements

American Funds Insurance Series	121

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2016

Growth-and-income funds 94.36%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	3,415,529	$151,683

Total growth-and-income funds (cost: $161,981,000)		151,683

Short-term securities 5.73%
Government Cash Management Fund	9,216,670	9,217

Total short-term securities (cost: $9,217,000)		9,217
Total investment securities 100.09% (cost: $171,198,000)		160,900
Other assets less liabilities (0.09)%		(144)

Net assets 100.00%		$160,756

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2016 (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	2,523,169	1,319,009	426,649	3,415,529	$2,411	$151,683

See Notes to Financial Statements

122	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2016

Asset allocation funds 93.48%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	153,453,622	$3,326,875

Total asset allocation funds (cost: $3,317,853,000)		3,326,875

Short-term securities 6.61%
Government Cash Management Fund	235,163,299	235,163

Total short-term securities (cost: $235,163,000)		235,163
Total investment securities 100.09% (cost: $3,553,016,000)		3,562,038
Other assets less liabilities (0.09)%		(3,058)

Net assets 100.00%		$3,558,980

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2016 (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	120,910,667	36,192,426	3,649,471	153,453,622	$57,654	$3,326,875

See Notes to Financial Statements

American Funds Insurance Series	123

Financial statements

Statements of assets and liabilities
at December 31, 2016

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund		International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$5,169,360		$3,863,341		$21,570,296		$7,435,346	$2,892,538
Affiliated issuers	—		18,922		—		—	—
Cash	148		436		121		108	801
Cash denominated in currencies other than U.S. dollars	—	*	71		—	*	378	2,530
Unrealized appreciation on open forward currency contracts	359		1,434		—		598	85
Receivables for:
Sales of investments	5,253		2,835		—		261	4,119
Sales of fund’s shares	29,893		2,311		5,107		16,113	1,592
Dividends and interest	9,118		2,596		15,370		15,454	6,210
Closed forward currency contracts	—		—		—		—	—
Variation margin	—		—		—		—	—
Other	—		—	*	—		6	169
	5,214,131		3,891,946		21,590,894		7,468,264	2,908,044
Liabilities:
Unrealized depreciation on open forward currency contracts	—		48		—		2,742	75
Payables for:
Purchases of investments	—		9,334		667		188	9,939
Repurchases of fund’s shares	3,542		2,212		30,007		4,273	1,520
Investment advisory services	2,323		2,310		6,064		3,161	1,734
Services provided by related parties	803		532		3,297		866	266
Trustees’ deferred compensation	60		40		500		218	24
Closed forward currency contracts	—		16		—		28	—
Variation margin	—		—		—		—	—
Non-U.S. taxes	431		104		181		1,420	304
Other	252		496		428		493	317
	7,411		15,092		41,144		13,389	14,179
Net assets at December 31, 2016	$5,206,720		$3,876,854		$21,549,750		$7,454,875	$2,893,865

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,957,288		$3,611,221		$13,139,482		$6,952,708	$2,773,962
(Distributions in excess of) undistributed net investment income	(4,119)		14,387		41,075		29,116	(14,553)
Undistributed (accumulated) net realized gain (loss)	174,084		32,077		2,076,079		113,335	(124,225)
Net unrealized appreciation (depreciation)	1,079,467		219,169		6,293,114		359,716	258,681
Net assets at December 31, 2016	$5,206,720		$3,876,854		$21,549,750		$7,454,875	$2,893,865

Investment securities, at cost:
Unaffiliated issuers	$4,089,609		$3,633,593		$15,277,145		$7,073,080	$2,633,833
Affiliated issuers	—		30,819		—		—	—
Cash denominated in currencies other than U.S. dollars, at cost	—	*	71		—	*	378	2,528

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

124	American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund		Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund		Global Balanced Fund	Bond Fund	Global Bond Fund

$8,636,064	$1,988,864		$26,112,026	$1,098,471	$413,014	$21,083,426		$249,027	$11,110,878	$2,291,481
—	—		—	—	—	—		—	—	—
210	236		1,393	88	125	472		1,105	2,407	485
—	—	*	468	435	74	—	*	1,004	3,955	292
—	147		—	—	—	—		226	2,972	1,535

—	57		625	82	173	228,113		3,413	220,788	31,085
7,598	493		14,800	126	688	20,979		444	3,293	944
9,509	4,696		34,430	3,548	1,768	56,929		940	59,488	20,267
—	—		—	—	—	—		8	163	312
—	—		—	—	—	139		—	1,903	170
—	6		59	3	1	226		1	318	77
8,653,381	1,994,499		26,163,801	1,102,753	415,843	21,390,284		256,168	11,406,165	2,346,648

—	—		—	105	5	—		125	1,045	6,900

—	—		24,593	174	3,054	328,970		3,117	502,389	86,783
6,099	1,373		35,377	201	328	4,121		805	6,195	1,147
2,856	1,008		5,906	582	171	4,825		140	3,309	1,005
825	319		3,093	68	56	1,871		42	949	258
57	18		568	5	1	205		1	92	19
—	—		—	—	—	—		24	—	1,270
—	—		—	—	—	471		—	2,476	408
217	92		712	97	22	108		13	—	249
89	80		362	69	171	1,812		21	193	425
10,143	2,890		70,611	1,301	3,808	342,383		4,288	516,648	98,464
$8,643,238	$1,991,609		$26,093,190	$1,101,452	$412,035	$21,047,901		$251,880	$10,889,517	$2,248,184

$6,507,555	$1,723,385		$18,679,408	$1,161,044	$423,746	$16,534,443		$232,098	$10,811,913	$2,335,282
30,648	6,361		79,383	1,519	(948)	71,334		(1,060)	59,835	(5,646)
360,649	32,834		1,857,421	(9,999)	(6,984)	1,063,774		1,682	148,985	13,402
1,744,386	229,029		5,476,978	(51,112)	(3,779)	3,378,350		19,160	(131,216)	(94,854)
$8,643,238	$1,991,609		$26,093,190	$1,101,452	$412,035	$21,047,901		$251,880	$10,889,517	$2,248,184

$6,891,665	$1,759,894		$20,634,981	$1,149,377	$416,780	$17,701,594		$229,955	$11,251,113	$2,381,568
—	—		—	—	—	—		—	—	—
—	—	*	468	435	74	—	*	1,004	4,131	290

American Funds Insurance Series	125

Statements of assets and liabilities

at December 31, 2016

	High- Income Bond Fund		Mortgage Fund		Ultra-Short Bond Fund (formerly Cash Management Fund)	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,755,246		$389,780		$350,379	$3,141,152	$11,380
Affiliated issuers	—		—		—	—	189,882
Cash	218		463		96	2,636	—
Cash denominated in currencies other than U.S. dollars	—	*	—		—	—	—
Receivables for:
Sales of investments	5,640		—	*	—	131,531	—
Sales of fund’s shares	108		45		1,256	510	640
Dividends and interest	27,509		978		—	13,221	4
Deposits at brokers for futures contracts	—		—		—	—	—
Variation margin	17		363		—	3,578	—
Other	218		2		—	24	—
	1,788,956		391,631		351,731	3,292,652	201,906
Liabilities:
Payables for:
Purchases of investments	5,172		50,010		—	247,187	588
Repurchases of fund’s shares	1,013		605		521	2,077	8
Investment advisory services	699		121		96	868	17
Services provided by related parties	190		18		70	358	164
Trustees’ deferred compensation	53		2		20	59	1
Variation margin	62		464		—	4,338	—
Non-U.S. taxes	7		—		—	—	—
Bank overdraft	—		—		—	—	—
Other	119		6		8	41	— *
	7,315		51,226		715	254,928	778
Net assets at December 31, 2016	$1,781,641		$340,405		$351,016	$3,037,724	$201,128

Net assets consist of:
Capital paid in on shares of beneficial interest	$2,000,044		$336,896		$351,013	$3,050,374	$209,168
(Distributions in excess of) undistributed net investment income	17,830		1,033		(20)	7,697	729
Undistributed (accumulated) net realized gain (loss)	(235,530)		2,492		—	(10,370)	(2,525)
Net unrealized appreciation (depreciation)	(703)		(16)		23	(9,977)	(6,244)
Net assets at December 31, 2016	$1,781,641		$340,405		$351,016	$3,037,724	$201,128

Investment securities, at cost:
Unaffiliated issuers	$1,757,017		$390,136		$350,356	$3,154,741	$11,380
Affiliated issuers	—		—		—	—	196,126
Cash denominated in currencies other than U.S. dollars, at cost	—	*	—		—	—	—

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

126	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth- Income Fund		Managed Risk Asset Allocation Fund

$5,579		$16,709		$9,217		$235,163
90,523		274,601		151,683		3,326,875
—		—		—		—
—		—		—		—

34		—		228		—
199		2,041		201		10,244
2		5		3		71
1,660		—		—		—
73		—		—		—
—		—		—		—
98,070		293,356		161,332		3,572,353

185		1,885		175		9,385
37		15		257		153
8		24		14		299
81		216		129		2,628
—	*	—	*	1		9
80		—		—		—
—		—		—		—
74		—		—		—
—	*	—	*	—	*	899
465		2,140		576		13,373
$97,605		$291,216		$160,756		$3,558,980

$111,364		$283,246		$165,056		$3,479,792
891		4,274		1,865		31,585
(4,906)		3,989		4,133		38,581
(9,744)		(293)		(10,298)		9,022
$97,605		$291,216		$160,756		$3,558,980

$5,579		$16,709		$9,217		$235,163
100,249		274,894		161,981		3,317,853
—		—		—		—

American Funds Insurance Series	127

Statements of assets and liabilities
at December 31, 2016

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:
Net assets	$1,629,975	$1,531,680	$6,930,442	$3,652,037	$1,743,300
Shares outstanding	67,767	75,667	102,989	217,185	88,416
Net asset value per share	$24.05	$20.24	$67.29	$16.82	$19.72
Class 2:
Net assets	$3,482,847	$2,302,616	$13,978,145	$3,710,540	$910,546
Shares outstanding	146,026	116,762	208,876	221,429	46,592
Net asset value per share	$23.85	$19.72	$66.92	$16.76	$19.54
Class 3:
Net assets			$183,298	$26,707
Shares outstanding			2,709	1,585
Net asset value per share			$67.67	$16.85
Class 4:
Net assets	$93,898	$42,558	$457,865	$65,591	$240,019
Shares outstanding	3,944	2,137	6,894	3,941	12,305
Net asset value per share	$23.81	$19.91	$66.41	$16.64	$19.51

	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund (formerly Cash Management Fund)	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:
Net assets	$949,274	$269,031	$37,506	$1,466,944
Shares outstanding	93,222	25,479	3,329	121,775
Net asset value per share	$10.18	$10.56	$11.27	$12.05
Class 2:
Net assets	$799,193	$62,714	$296,735	$1,503,068
Shares outstanding	79,640	5,951	26,999	126,000
Net asset value per share	$10.04	$10.54	$10.99	$11.93
Class 3:
Net assets	$12,742		$3,945	$10,495
Shares outstanding	1,247		355	869
Net asset value per share	$10.22		$11.10	$12.07
Class 4:
Net assets	$20,432	$8,660	$12,830	$57,217
Shares outstanding	1,894	826	1,153	4,785
Net asset value per share	$10.79	$10.48	$11.12	$11.96
Class P1:
Net assets					$784
Shares outstanding					73
Net asset value per share					$10.71
Class P2:
Net assets					$200,344
Shares outstanding					18,823
Net asset value per share					$10.64

* Amount less than one thousand.

See Notes to Financial Statements

128	American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$5,099,124	$571,339	$12,587,658	$820,610	$155,544	$13,007,897	$63,634	$6,828,444	$1,114,701
376,863	43,875	283,468	56,689	16,434	599,994	5,743	632,098	99,387
$13.53	$13.02	$44.41	$14.48	$9.46	$21.68	$11.08	$10.80	$11.22
$3,412,241	$1,404,638	$12,854,279	$243,769	$141	$5,143,465	$178,598	$3,959,124	$1,121,458
254,780	108,046	292,148	16,891	15	239,350	16,145	370,891	100,685
$13.39	$13.00	$44.00	$14.43	$9.46	$21.49	$11.06	$10.67	$11.14
		$155,909			$35,209
		3,506			1,623
		$44.47			$21.70
$131,873	$15,632	$495,344	$37,073	$256,350	$2,861,330	$9,648	$101,949	$12,025
9,852	1,213	11,329	2,578	27,130	133,547	877	9,531	1,085
$13.39	$12.89	$43.73	$14.38	$9.45	$21.43	$11.00	$10.70	$11.08

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$137	$262	$1,211	$1,216,562
15	22	109	101,236
$8.89	$11.67	$11.07	$12.02
$97,468	$290,954	$159,545	$2,342,418
11,033	25,070	14,472	195,004
$8.83	$11.61	$11.02	$12.01

American Funds Insurance Series	129

Statements of operations
for the year ended December 31, 2016

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Investment income:
Income (net of non-U.S. taxes)*:
Dividends	$80,406	$44,724	$286,485	$148,661	$42,901
Interest	1,613	6,661	4,303	9,211	12,672
	82,019	51,385	290,788	157,872	55,573
Fees and expenses*:
Investment advisory services	27,627	27,553	69,570	37,240	19,733
Distribution services	9,152	5,964	35,822	9,747	2,837
Insurance administrative services	221	92	1,025	138	515
Transfer agent services	1	1	2	1	— †
Administrative services	524	394	2,109	742	274
Reports to shareholders	255	155	1,066	350	126
Registration statement and prospectus	66	69	261	45	55
Trustees’ compensation	44	33	176	62	23
Auditing and legal	169	108	334	262	135
Custodian	637	736	429	1,394	992
Other	70	73	24	278	33
Total fees and expenses before waivers/reimbursements	38,766	35,178	110,818	50,259	24,723
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	—	—	—
Miscellaneous fee reimbursements	—	—	—	—	—
Total waivers/reimbursements of fees and expenses	—	—	—	—	—
Total fees and expenses after waivers/reimbursements	38,766	35,178	110,818	50,259	24,723
Net investment income (loss)	43,253	16,207	179,970	107,613	30,850
Net realized gain (loss) and unrealized (depreciation) appreciation:
Net realized gain (loss) on*:
Investments	185,600	(38,030)	2,253,965	143,817	(48,451)
Forward currency contracts	(3,161)	11,683	—	32,800	45
Interest rate swaps	—	—	—	—	—
Futures contracts	—	—	—	—	—
Currency transactions	321	(79)	(1,920)	(2,407)	(856)
	182,760	(26,426)	2,252,045	174,210	(49,262)
Net unrealized (depreciation) appreciation on:
Investments	(193,257)	93,008	(489,486)	2,775	165,377
Forward currency contracts	949	885	—	(2,561)	(19)
Interest rate swaps	—	—	—	—	—
Futures contracts	—	—	—	—	—
Currency translations	(130)	—	7	272	52
	(192,438)	93,893	(489,479)	486	165,410
Net realized gain (loss) and unrealized (depreciation) appreciation	(9,678)	67,467	1,762,566	174,696	116,148
Net increase (decrease) in net assets resulting from operations	$33,575	$83,674	$1,942,536	$282,309	$146,998

See end of statements of operations for footnotes.

See Notes to Financial Statements

130	American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund		Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund		Bond Fund	Global Bond Fund

$211,604	$50,054		$494,536	$35,368	$12,014	$274,462	$3,924		$161	$—
2,151	3,376		16,544	2,949	1,023	164,369	1,936		239,135	65,465
213,755	53,430		511,080	38,317	13,037	438,831	5,860		239,296	65,465

29,973	11,266		65,902	6,709	1,662	53,053	1,577		37,996	12,265
8,414	3,584		32,873	709	533	18,937	454		10,454	2,986
186	25		1,098	86	532	6,393	13		212	25
1	—	†	3	— †	— †	2	—	†	1	— †
760	188		2,457	106	33	1,937	24		1,047	231
225	49		1,213	18	5	837	4		399	57
104	11		212	16	20	376	3		65	15
61	15		201	9	2	157	2		84	19
185	78		582	56	47	140	56		61	49
158	248		299	244	28	205	26		200	545
6	22		29	7	4	46	34		78	65
40,073	15,486		104,869	7,960	2,866	82,083	2,193		50,597	16,257

—	—		—	—	—	—	—		—	—
—	—		—	—	—	—	—		—	—
—	—		—	—	—	—	—		—	—
40,073	15,486		104,869	7,960	2,866	82,083	2,193		50,597	16,257
173,682	37,944		406,211	30,357	10,171	356,748	3,667		188,699	49,208

340,692	63,337		1,873,680	(12,095)	(4,992)	1,075,602	1,203		156,231	(8,488)
—	194		1,927	696	—	—	361		(2,049)	4,304
—	—		—	—	—	(3,196)	—		20,219	(4,868)
—	—		—	—	—	—	—		(12,436)	—
(282)	(379)		(4,989)	(369)	(82)	(310)	(46)		1,254	(2,496)
340,410	63,152		1,870,618	(11,768)	(5,074)	1,072,096	1,518		163,219	(11,548)

803,945	35,981		478,428	(431)	5,127	359,383	5,179		(60,801)	32,416
—	89		—	(105)	(5)	—	37		2,959	(8,031)
—	—		—	—	—	1,123	—		6,624	1,057
—	—		—	—	—	242	—		(1,108)	—
(2)	18		6	2	(2)	(24)	3		(153)	(152)
803,943	36,088		478,434	(534)	5,120	360,724	5,219		(52,479)	25,290

1,144,353	99,240		2,349,052	(12,302)	46	1,432,820	6,737		110,740	13,742
$1,318,035	$137,184		$2,755,263	$18,055	$10,217	$1,789,568	$10,404		$299,439	$62,950

American Funds Insurance Series	131

Statements of operations
for the year ended December 31, 2016

	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund (formerly Cash Management Fund)	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Investment income:
Income (net of non-U.S. taxes)*:
Dividends	$607	$—	$—	$—	$1,785
Interest	116,332	6,416	1,670	51,238	23
	116,939	6,416	1,670	51,238	1,808
Fees and expenses*:
Investment advisory services	8,166	1,456	1,165	10,395	257
Distribution services	2,010	187	812	4,076	427
Insurance administrative services	30	28	32	161	428
Transfer agent services	— †	— †	— †	— †	— †
Administrative services	176	35	36	308	—
Accounting and administrative services	—	—	—	—	55
Reports to shareholders	52	5	11	87	3
Registration statement and prospectus	19	3	4	19	8
Trustees’ compensation	14	3	3	25	1
Auditing and legal	56	41	40	45	14
Custodian	16	22	1	34	12
Other	58	46	18	60	146
Total fees and expenses before waivers/reimbursements	10,597	1,826	2,122	15,210	1,351
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	—	—	86
Miscellaneous fee reimbursements	—	—	—	—	188
Total waivers/reimbursements of fees and expenses	—	—	—	—	274
Total fees and expenses after waivers/reimbursements	10,597	1,826	2,122	15,210	1,077
Net investment income (loss)	106,342	4,590	(452)	36,028	731
Net realized gain (loss) and unrealized (depreciation) appreciation:
Net realized gain (loss) on*:
Investments	(80,866)	2,391	—	33,398	(4,648)
Forward currency contracts	21	—	—	—	—
Interest rate swaps	(584)	3,138	—	11,038	—
Credit default swaps	(1,060)	—	—	—	—
Futures contracts	—	(563)	—	(35,065)	(9,811)
Currency transactions	(125)	—	—	—	— †
Capital gain distributions received	—	—	—	—	13,899
	(82,614)	4,966	—	9,371	(560)
Net unrealized (depreciation) appreciation on:
Investments	261,670	(506)	(3)	(8,103)	6,077
Forward currency contracts	(37)	—	—	—	—
Interest rate swaps	701	(499)	—	8,800	—
Credit default swaps	(62)	—	—	—	—
Futures contracts	—	(317)	—	(6,415)	43
Currency translations	108	—	—	—	—
	262,380	(1,322)	(3)	(5,718)	6,120
Net realized gain (loss) and unrealized (depreciation) appreciation	179,766	3,644	(3)	3,653	5,560
Net increase (decrease) in net assets resulting from operations	$286,108	$8,234	$(455)	$39,681	$6,291

*Additional information related to non-U.S. taxes, affiliated transactions and class-specific fees and expenses is included in the Notes to Financial Statements.

† Amount less than one thousand.

See Notes to Financial Statements

132	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$1,447	$5,221	$2,411	$57,654
9	28	20	483
1,456	5,249	2,431	58,137

136	295	207	4,606
227	490	343	5,262
227	491	346	7,676
— †	— †	— †	—	†
—	—	—	—
53	55	54	120
2	3	3	60
6	7	7	98
1	1	1	24
14	15	14	19
12	12	12	12
39	182	103	588
717	1,551	1,090	18,465

45	98	69	1,535
100	216	152	—
145	314	221	1,535
572	1,237	869	16,930
884	4,012	1,562	41,207

(5,472)	(1,377)	(3,198)	2,977
—	—	—	—
—	—	—	—
—	—	—	—
(6,207)	(6,776)	(5,778)	(34,336)
10	(1)	3	30
7,236	13,693	14,043	68,888
(4,433)	5,539	5,070	37,559

923	14,958	2,312	146,790
—	—	—	—
—	—	—	—
—	—	—	—
148	71	126	1,526
—	—	—	—
1,071	15,029	2,438	148,316

(3,362)	20,568	7,508	185,875
$(2,478)	$24,580	$9,070	$227,082

American Funds Insurance Series	133

Statements of changes in net assets

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$43,253	$41,258	$16,207	$(387)	$179,970	$156,971
Net realized gain (loss)	182,760	454,855	(26,426)	817,379	2,252,045	1,899,173
Net unrealized (depreciation) appreciation	(192,438)	(109,786)	93,893	(798,992)	(489,479)	(519,610)
Net increase (decrease) in net assets resulting from operations	33,575	386,327	83,674	18,000	1,942,536	1,536,534
Dividends and distributions paid to shareholders:
Dividends from net investment income	(51,522)	(61,500)	(13,487)	—	(177,667)	(151,371)
Distributions from net realized gain on investments	(443,911)	(539,532)	(724,863)	(331,551)	(1,900,853)	(4,626,506)
Total dividends and distributions paid to shareholders	(495,433)	(601,032)	(738,350)	(331,551)	(2,078,520)	(4,777,877)
Net capital share transactions	134,946	179,492	300,027	384,510	(111,950)	2,276,062
Total (decrease) increase in net assets	(326,912)	(35,213)	(354,649)	70,959	(247,934)	(965,281)
Net assets:
Beginning of period	5,533,632	5,568,845	4,231,503	4,160,544	21,797,684	22,762,965
End of period	$5,206,720	$5,533,632	$3,876,854	$4,231,503	$21,549,750	$21,797,684
(Distributions in excess of) undistributed net investment income	$(4,119)	$(256)	$14,387	$(6,905)	$41,075	$29,862

	International Growth and Income Fund		Capital Income Builder		Asset Allocation Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$30,357	$26,405	$10,171	$3,949	$356,748	$317,583
Net realized gain (loss)	(11,768)	7,489	(5,074)	(1,225)	1,072,096	471,975
Net unrealized (depreciation) appreciation	(534)	(92,050)	5,120	(7,839)	360,724	(523,714)
Net increase (decrease) in net assets resulting from operations	18,055	(58,156)	10,217	(5,115)	1,789,568	265,844
Dividends and distributions paid to shareholders:
Dividends from net investment income	(30,394)	(24,236)	(11,031)	(4,288)	(347,205)	(334,403)
Distributions from net realized gain on investments	(4,687)	(21,506)	—	—	(465,866)	(1,266,708)
Total dividends and distributions paid to shareholders	(35,081)	(45,742)	(11,031)	(4,288)	(813,071)	(1,601,111)
Net capital share transactions	125,599	88,567	175,844	171,242	1,700,837	2,142,966
Total (decrease) increase in net assets	108,573	(15,331)	175,030	161,839	2,677,334	807,699
Net assets:
Beginning of period	992,879	1,008,210	237,005	75,166	18,370,567	17,562,868
End of period	$1,101,452	$992,879	$412,035	$237,005	$21,047,901	$18,370,567
(Distributions in excess of) undistributed net investment income	$1,519	$1,042	$(948)	$(292)	$71,334	$56,335

See Notes to Financial Statements

134	American Funds Insurance Series

(dollars in thousands)

International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

$107,613	$101,049	$30,850	$21,693	$173,682	$150,411	$37,944	$32,504	$406,211	$362,367
174,210	671,574	(49,262)	(83,494)	340,410	617,232	63,152	62,422	1,870,618	2,678,192
486	(1,114,934)	165,410	(22,006)	803,943	(966,960)	36,088	(115,761)	478,434	(2,629,717)

282,309	(342,311)	146,998	(83,807)	1,318,035	(199,317)	137,184	(20,835)	2,755,263	410,842

(112,086)	(129,375)	(26,290)	(19,569)	(170,997)	(147,049)	(36,671)	(36,339)	(395,167)	(352,790)
(637,485)	(446,067)	—	(149,097)	(595,206)	(712,444)	—	—	(2,694,334)	(3,606,146)
(749,571)	(575,442)	(26,290)	(168,666)	(766,203)	(859,493)	(36,671)	(36,339)	(3,089,501)	(3,958,936)
439,487	688,549	79,376	364,776	1,193,132	684,200	114,314	(52,395)	2,214,035	2,397,939
(27,775)	(229,204)	200,084	112,303	1,744,964	(374,610)	214,827	(109,569)	1,879,797	(1,150,155)
7,482,650	7,711,854	2,693,781	2,581,478	6,898,274	7,272,884	1,776,782	1,886,351	24,213,393	25,363,548
$7,454,875	$7,482,650	$2,893,865	$2,693,781	$8,643,238	$6,898,274	$1,991,609	$1,776,782	$26,093,190	$24,213,393

$29,116	$(19,278)	$(14,553)	$(18,827)	$30,648	$28,224	$6,361	$5,495	$79,383	$74,007

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

$3,667	$3,604	$188,699	$180,900	$49,208	$54,947	$106,342	$116,865	$4,590	$2,886
1,518	201	163,219	66,981	(11,548)	(73,021)	(82,614)	(76,908)	4,966	5,622
5,219	(5,965)	(52,479)	(215,539)	25,290	(80,680)	262,380	(174,986)	(1,322)	(1,739)

10,404	(2,160)	299,439	32,342	62,950	(98,754)	286,108	(135,029)	8,234	6,769

(3,285)	(2,403)	(197,417)	(182,773)	(15,576)	(1,846)	(106,140)	(114,287)	(6,310)	(5,398)
—	(2,968)	(35,948)	(192,440)	(4,207)	(69,034)	—	—	(3,532)	(4,268)
(3,285)	(5,371)	(233,365)	(375,213)	(19,783)	(70,880)	(106,140)	(114,287)	(9,842)	(9,666)
25,497	11,046	898,544	697,150	(40,534)	(169,118)	(193,559)	82,072	(117)	219
32,616	3,515	964,618	354,279	2,633	(338,752)	(13,591)	(167,244)	(1,725)	(2,678)

219,264	215,749	9,924,899	9,570,620	2,245,551	2,584,303	1,795,232	1,962,476	342,130	344,808
$251,880	$219,264	$10,889,517	$9,924,899	$2,248,184	$2,245,551	$1,781,641	$1,795,232	$340,405	$342,130

$(1,060)	$(1,170)	$59,835	$61,376	$(5,646)	$(13,116)	$17,830	$18,573	$1,033	$804

American Funds Insurance Series	135

Statements of changes in net assets

	Ultra-Short Bond Fund (formerly Cash Management Fund)		U.S. Government/ AAA-Rated Securities Fund		Managed Risk Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(452)	$(1,713)	$36,028	$29,322	$731	$351
Net realized gain (loss)	—	1	9,371	73,799	(560)	13,382
Net unrealized (depreciation) appreciation	(3)	10	(5,718)	(45,379)	6,120	(13,947)
Net increase (decrease) in net assets resulting from operations	(455)	(1,702)	39,681	57,742	6,291	(214)

Dividends and distributions paid to shareholders:
Dividends from net investment income	—	—	(46,049)	(48,582)	(330)	—
Distributions from net realized gain on investments	—	—	(60,973)	(27,147)	(15,012)	—
Total dividends and distributions paid to shareholders	—	—	(107,022)	(75,729)	(15,342)	—
Net capital share transactions	(11,965)	(29,927)	43,179	(393,940)	64,347	66,782
Total (decrease) increase in net assets	(12,420)	(31,629)	(24,162)	(411,927)	55,296	66,568
Net assets:
Beginning of period	363,436	395,065	3,061,886	3,473,813	145,832	79,264
End of period	$351,016	$363,436	$3,037,724	$3,061,886	$201,128	$145,832
(Distributions in excess of) undistributed net investment income	$(20)	$(23)	$7,697	$7,412	$729	$328

See Notes to Financial Statements

136	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2016	2015	2016	2015	2016	2015	2016	2015

$884	$904	$4,012	$1,959	$1,562	$1,056	$41,207	$31,209
(4,433)	1,838	5,539	7,704	5,070	8,928	37,559	111,792
1,071	(9,188)	15,029	(19,476)	2,438	(14,317)	148,316	(170,931)

(2,478)	(6,446)	24,580	(9,813)	9,070	(4,333)	227,082	(27,930)

(843)	(14)	(3,375)	(530)	(1,707)	(67)	(44,188)	(38,084)
(2,185)	—	(5,923)	—	(8,465)	—	(93,578)	(48,390)
(3,028)	(14)	(9,298)	(530)	(10,172)	(67)	(137,766)	(86,474)
19,951	43,513	138,529	49,641	39,189	51,303	804,645	722,454
14,445	37,053	153,811	39,298	38,087	46,903	893,961	608,050

83,160	46,107	137,405	98,107	122,669	75,766	2,665,019	2,056,969
$97,605	$83,160	$291,216	$137,405	$160,756	$122,669	$3,558,980	$2,665,019

$891	$839	$4,274	$2,223	$1,865	$1,328	$31,585	$34,133

American Funds Insurance Series	137

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 28 different funds (the “funds”). Twenty-three funds in the series are covered in this report. The other five funds in the series are covered in a separate report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the series reserves the right to delay the implementation.

The investment objectives for each fund covered in this report are as follows:

Global Growth Fund — Seeks to provide long-term growth of capital.

Global Small Capitalization Fund — Seeks to provide long-term growth of capital.

Growth Fund — Seeks to provide growth of capital.

International Fund — Seeks to provide long-term growth of capital.

New World Fund — Seeks long-term capital appreciation.

Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund — Seeks to provide long-term growth of capital while providing current income.

Growth-Income Fund — Seeks to achieve long-term growth of capital and income.

International Growth and Income Fund — Seeks to provide long-term growth of capital while providing current income.

Capital Income Builder — Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. Secondarily, seeks to provide growth of capital.

Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term.

Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund — Seeks to provide as high a level of current income as is consistent with the preservation of capital.

Global Bond Fund — Seeks to provide, over the long term, a high level of total return consistent with prudent investment management.

High-Income Bond Fund — Seeks to provide a high level of current income and, secondarily, capital appreciation.

Mortgage Fund — Seeks to provide current income and preservation of capital.

138	American Funds Insurance Series

Ultra-Short Bond Fund — On May 1, 2016, the fund changed its name from Cash Management Fund to Ultra-Short Bond Fund in accordance with a resolution approved by shareholders on December 4, 2015, to convert the fund to an ultra-short-term bond fund. The fund seeks to provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income consistent with preservation of capital.

Managed Risk Growth Fund — Seeks to provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — Seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either three or four share classes (Classes 1, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

American Funds Insurance Series	139

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

140	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency, and pay frequency. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

American Funds Insurance Series	141

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2016 (dollars in thousands):

Global Growth Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$735,002	$603,266	$—	$1,338,268
Consumer discretionary	782,920	314,186	—	1,097,106
Health care	400,890	340,275	—	741,165
Financials	162,642	336,154	—	498,796
Consumer staples	39,584	292,852	—	332,436
Industrials	77,442	212,901	—	290,343
Energy	125,366	88,783	—	214,149
Telecommunication services	—	90,340	—	90,340
Materials	37,406	39,707	—	77,113
Miscellaneous	85,826	150,867	—	236,693
Bonds, notes & other debt instruments	—	2,002	—	2,002
Short-term securities	—	250,949	—	250,949
Total	$2,447,078	$2,722,282	$—	$5,169,360

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$359	$—	$359

*	Securities with a value of $2,469,332,000, which represented 47.43% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Global Small Capitalization Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$341,660	$409,268	$—	$750,928
Information technology	358,077	254,236	—	612,313
Health care	485,718	74,463	—	560,181
Financials	181,103	139,074	—	320,177
Energy	229,547	61,390	8,824	299,761
Industrials	108,231	176,542	—	284,773
Materials	123,506	110,138	—	233,644
Consumer staples	35,272	149,803	—	185,075
Utilities	—	89,923	—	89,923
Other	—	66,766	—	66,766
Miscellaneous	113,963	71,943	—	185,906
Rights & warrants	270	—	—	270
Bonds, notes & other debt instruments	—	7,068	—	7,068
Short-term securities	—	285,478	—	285,478
Total	$1,977,347	$1,896,092	$8,824	$3,882,263

142	American Funds Insurance Series

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,434	$—	$1,434
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(48)	—	(48)
Total	$—	$1,386	$—	$1,386

*	Securities with a value of $1,600,921,000, which represented 41.29% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Growth Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$4,843,980	$787,692	$—	$5,631,672
Consumer discretionary	4,533,889	37,112	—	4,571,001
Health care	2,832,091	8,800	—	2,840,891
Energy	2,315,176	24,106	—	2,339,282
Financials	1,930,884	137,542	—	2,068,426
Industrials	1,048,528	189,312	—	1,237,840
Consumer staples	873,699	121,563	—	995,262
Telecommunication services	240,332	—	—	240,332
Other	272,832	—	—	272,832
Miscellaneous	120,697	59,505	—	180,202
Convertible stocks	—	—	13,104	13,104
Convertible bonds	—	4,481	—	4,481
Short-term securities	—	1,174,971	—	1,174,971
Total	$19,012,108	$2,545,084	$13,104	$21,570,296

*	Securities with a value of $1,356,994,000, which represented 6.30% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

International Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$30,515	$1,108,433	$—	$1,138,948
Information technology	174,052	777,321	—	951,373
Consumer discretionary	53,303	894,197	—	947,500
Health care	68,047	639,236	—	707,283
Materials	148,837	495,491	—	644,328
Industrials	20,290	593,810	—	614,100
Consumer staples	—	561,750	—	561,750
Utilities	—	387,742	—	387,742
Energy	106,099	259,850	—	365,949
Telecommunication services	—	253,349	—	253,349
Real estate	—	162,942	—	162,942
Miscellaneous	10,190	62,975	—	73,165
Bonds, notes & other debt instruments	—	77,469	—	77,469
Short-term securities	—	549,448	—	549,448
Total	$611,333	$6,824,013	$—	$7,435,346

See next page for footnote.

American Funds Insurance Series	143

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$598	$—	$598
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(2,742)	—	(2,742)
Total	$—	$(2,144)	$—	$(2,144)

*	Securities with a value of $6,024,446,000, which represented 80.81% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

New World Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$197,390	$219,987	$—	$417,377
Financials	120,700	260,447	—	381,147
Consumer discretionary	150,569	214,907	—	365,476
Energy	69,386	207,335	—	276,721
Health care	112,331	87,744	—	200,075
Consumer staples	30,624	144,465	—	175,089
Materials	72,311	98,928	665	171,904
Industrials	38,010	115,291	—	153,301
Telecommunication services	3,322	55,991	—	59,313
Real estate	30,290	—	27	30,317
Utilities	—	27,439	—	27,439
Miscellaneous	89,339	55,126	—	144,465
Rights & warrants	—	34,283	—	34,283
Bonds, notes & other debt instruments	—	139,001	—	139,001
Short-term securities	—	316,630	—	316,630
Total	$914,272	$1,977,574	$692	$2,892,538

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$85	$—	$85
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(75)	—	(75)
Total	$—	$10	$—	$10

*	Securities with a value of $1,458,989,000, which represented 50.42% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

144	American Funds Insurance Series

Blue Chip Income and Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$1,220,769	$—	$—	$1,220,769
Health care	1,156,906	—	—	1,156,906
Energy	1,059,652	—	—	1,059,652
Financials	958,932	—	—	958,932
Industrials	846,559	—	—	846,559
Consumer staples	828,457	—	—	828,457
Telecommunication services	509,393	—	—	509,393
Materials	423,645	—	—	423,645
Consumer discretionary	416,052	—	—	416,052
Utilities	145,652	—	—	145,652
Real estate	34,708	—	—	34,708
Miscellaneous	408,090	—	—	408,090
Short-term securities	—	627,249	—	627,249
Total	$8,008,815	$627,249	$—	$8,636,064

Global Growth and Income Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$169,873	$175,573	$—	$345,446
Financials	165,069	113,576	—	278,645
Consumer discretionary	66,696	130,076	—	196,772
Industrials	106,156	77,698	—	183,854
Energy	130,781	38,007	—	168,788
Health care	125,010	24,737	—	149,747
Consumer staples	62,181	80,426	—	142,607
Materials	50,344	54,860	—	105,204
Utilities	40,432	42,770	—	83,202
Real estate	42,784	21,595	—	64,379
Telecommunication services	—	15,407	—	15,407
Miscellaneous	37,620	53,742	—	91,362
Preferred securities	486	—	—	486
Bonds, notes & other debt instruments	—	47,802	—	47,802
Short-term securities	—	115,163	—	115,163
Total	$997,432	$991,432	$—	$1,988,864

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$147	$—	$147

*	Securities with a value of $828,467,000, which represented 41.60% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series	145

Growth-Income Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$3,887,099	$20,931	$—	$3,908,030
Health care	3,707,953	117,244	—	3,825,197
Consumer discretionary	3,257,918	255,746	—	3,513,664
Financials	2,629,172	193,433	—	2,822,605
Industrials	1,970,823	135,575	—	2,106,398
Energy	1,778,829	298,880	—	2,077,709
Consumer staples	1,576,405	173,033	—	1,749,438
Materials	1,339,979	140,850	—	1,480,829
Other	1,260,053	6,419	—	1,266,472
Miscellaneous	1,026,544	112,088	—	1,138,632
Convertible stocks	5,157	7,340	—	12,497
Convertible bonds	—	123,679	—	123,679
Bonds, notes & other debt instruments	—	69,790	—	69,790
Short-term securities	—	2,017,086	—	2,017,086
Total	$22,439,932	$3,672,094	$—	$26,112,026

*	Securities with a value of $1,368,521,000, which represented 5.24% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

International Growth and Income Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$16,506	$154,959	$—	$171,465
Consumer staples	38,453	105,589	—	144,042
Consumer discretionary	—	116,239	—	116,239
Utilities	—	110,609	—	110,609
Energy	23,904	68,007	—	91,911
Industrials	—	85,200	—	85,200
Health care	18,683	48,502	—	67,185
Real estate	7,985	56,049	—	64,034
Information technology	12,071	34,849	—	46,920
Telecommunication services	5,412	38,960	—	44,372
Materials	5,610	16,889	—	22,499
Miscellaneous	—	9,787	—	9,787
Convertible bonds	—	253	—	253
Bonds, notes & other debt instruments	—	37,588	—	37,588
Short-term securities	—	86,367	—	86,367
Total	$128,624	$969,847	$—	$1,098,471

	Other investments†
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(105)	$—	$(105)

*	Securities with a value of $831,834,000, which represented 75.52% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

146	American Funds Insurance Series

Capital Income Builder

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer staples	$39,025	$18,910	$—	$57,935
Financials	20,514	33,240	—	53,754
Energy	36,015	6,727	—	42,742
Telecommunication services	16,244	25,280	—	41,524
Information technology	15,996	11,194	—	27,190
Utilities	5,098	20,055	—	25,153
Health care	10,372	11,944	—	22,316
Consumer discretionary	5,105	12,287	—	17,392
Real estate	13,216	4,040	—	17,256
Industrials	2,439	10,439	—	12,878
Materials	—	5,129	—	5,129
Miscellaneous	—	2,019	—	2,019
Convertible stocks	4,305	—	—	4,305
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	22,870	—	22,870
Mortgage-backed obligations	—	17,056	—	17,056
Corporate bonds & notes	—	11,089	—	11,089
Asset-backed obligations	—	7,517	—	7,517
Short-term securities	—	24,889	—	24,889
Total	$168,329	$244,685	$—	$413,014

	Other investments†
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(5)	$—	$(5)

*	Securities with a value of $161,264,000, which represented 39.14% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Asset Allocation Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$3,834,977	$139,091	$1,864	$3,975,932
Health care	1,841,988	30,942	1,484	1,874,414
Consumer discretionary	1,573,173	80,843	—	1,654,016
Financials	1,606,632	11,179	—	1,617,811
Energy	1,260,185	—	—	1,260,185
Consumer staples	782,224	181,277	—	963,501
Materials	959,087	3,635	—	962,722
Industrials	911,271	40,491	1	951,763
Telecommunication services	231,625	—	—	231,625
Other	208,091	—	—	208,091
Miscellaneous	48,063	—	—	48,063
Convertible stocks	—	3,693	4,800	8,493
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	2,563,903	—	2,563,903
Corporate bonds & notes	—	1,979,326	12,692	1,992,018
Mortgage-backed obligations	—	915,602	—	915,602
Federal agency bonds & notes	—	52,295	—	52,295
Other	—	122,701	—	122,701
Short-term securities	—	1,680,291	—	1,680,291
Total	$13,257,316	$7,805,269	$20,841	$21,083,426

See next page for footnote.

American Funds Insurance Series	147

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$2,799	$—	$2,799
Unrealized appreciation on futures contracts	242	—	—	242
Liabilities:
Unrealized depreciation on interest rate swaps	—	(6,429)	—	(6,429)
Total	$242	$(3,630)	$—	$(3,388)

*	Securities with a value of $476,496,000, which represented 2.26% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Interest rate swaps and futures are not included in the investment portfolio.

Global Balanced Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Industrials	$8,063	$17,345	$—	$25,408
Information technology	13,496	11,625	—	25,121
Energy	10,978	6,509	—	17,487
Consumer staples	9,010	7,011	—	16,021
Health care	10,940	3,188	—	14,128
Financials	7,575	3,794	—	11,369
Materials	6,556	4,071	—	10,627
Consumer discretionary	6,899	2,775	—	9,674
Utilities	1,568	1,722	—	3,290
Real estate	—	1,367	—	1,367
Telecommunication services	—	502	—	502
Miscellaneous	7,284	5,010	—	12,294
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies
outside the U.S.	—	36,898	—	36,898
U.S. Treasury bonds & notes	—	20,692	—	20,692
Corporate bonds & notes	—	15,958	—	15,958
Mortgage-backed obligations	—	4,924	—	4,924
Asset-backed obligations	—	323	—	323
Short-term securities	—	22,944	—	22,944
Total	$82,369	$166,658	$—	$249,027

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$226	$—	$226
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(125)	—	(125)
Total	$—	$101	$—	$101

*	Securities with a value of $64,919,000, which represented 25.77% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

148	American Funds Insurance Series

Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$3,617,726	$—	$3,617,726
Corporate bonds & notes	—	3,399,443	444	3,399,887
Mortgage-backed obligations	—	2,135,367	—	2,135,367
Bonds & notes of governments & government agencies outside the U.S.	—	610,070	—	610,070
Asset-backed obligations	—	142,447	—	142,447
Municipals	—	80,240	—	80,240
Federal agency bonds & notes	—	72,315	—	72,315
Common stocks	969	—	804	1,773
Rights & warrants	—	111	—	111
Short-term securities	—	1,050,942	—	1,050,942
Total	$969	$11,108,661	$1,248	$11,110,878

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$2,972	$—	$2,972
Unrealized appreciation on interest rate swaps	—	23,668	—	23,668
Unrealized appreciation on futures contracts	125	—	—	125
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(1,045)	—	(1,045)
Unrealized depreciation on interest rate swaps	—	(15,207)	—	(15,207)
Unrealized depreciation on futures contracts	(1,233)	—	—	(1,233)
Total	$(1,108)	$10,388	$—	$9,280

*	Forward currency contracts, interest rate swaps, and futures contracts are not included in the investment portfolio.

Global Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$212,049	$—	$212,049
Japanese yen	—	189,720	—	189,720
Polish zloty	—	113,861	—	113,861
Hungarian forints	—	112,448	—	112,448
Mexican pesos	—	103,769	—	103,769
Malaysian ringgits	—	62,792	—	62,792
Danish kroner	—	59,028	—	59,028
Indian rupees	—	40,713	—	40,713
British pounds	—	32,992	—	32,992
Brazilian reais	—	26,582	—	26,582
Australian dollars	—	20,984	—	20,984
Chilean pesos	—	20,770	—	20,770
Canadian dollars	—	14,099	—	14,099
Argentine pesos	—	8,350	—	8,350
U.S. dollars	—	1,052,728	189	1,052,917
Other	—	61,341	—	61,341
Convertible stocks	—	124	816	940
Common stocks	278	947	294	1,519
Short-term securities	—	156,607	—	156,607
Total	$278	$2,289,904	$1,299	$2,291,481

American Funds Insurance Series	149

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,535	$—	$1,535
Unrealized appreciation on interest rate swaps	—	2,005	—	2,005
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(6,900)	—	(6,900)
Unrealized depreciation on interest rate swaps	—	(883)	—	(883)
Total	$—	$(4,243)	$—	$(4,243)

*	Forward currency contracts and interest rate swaps are not included in the investment portfolio.

High-Income Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,597,304	$12,442	$1,609,746
Other bonds & notes	—	30,474	—	30,474
Convertible bonds	—	7,626	—	7,626
Convertible stocks	7,985	2,228	4,656	14,869
Common stocks	3,533	6,961	5,533	16,027
Rights & warrants	—	73	—	73
Short-term securities	—	76,431	—	76,431
Total	$11,518	$1,721,097	$22,631	$1,755,246

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$427	$—	$427
Unrealized appreciation on credit default swaps	—	644	—	644
Total	$—	$1,071	$—	$1,071

[1]	Interest rate swaps and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2016 (dollars in thousands):

	Beginning	Transfers			Net		Transfers	Ending
	value at	into			realized	Unrealized	out of	value at
	1/1/2016	Level 3[2]	Purchases	Sales	gain[3]	appreciation[3]	Level 3[2]	12/31/2016
Investment securities	$14,951	$865	$5,655	$(201)	$58	$2,169	$(866)	$22,631
Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2016								$2,604

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.

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Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2016	Valuation techniques	Unobservable inputs	Range	Impact to valuation from an increase in input*
Corporate bonds & notes	$12,442	Yield analysis	Yield risk premium	100 bps - 400 bps	Decrease
		Yield to call price	Yield to call	2.5% - 5.0%	Decrease
Common stocks	5,533	Enterprise valuation	EV/EBITDA multiple	5.0x - 11.5x	Increase
		Recent transaction	Arms-length transaction	N/A	N/A
		Estimated liquidation proceeds	Estimated remaining assets	$16.4 million - $35.7 million	Increase
Convertible stocks	4,656	Cost	N/A	N/A	N/A
	$22,631

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

EV = Enterprise value

EBITDA = Earnings before income taxes, depreciation and amortization

Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$208,755	$—	$208,755
Federal agency bonds & notes	—	60,443	—	60,443
U.S. Treasury bonds & notes	—	43,050	—	43,050
Asset-backed obligations	—	22,092	1,052	23,144
Short-term securities	—	54,388	—	54,388
Total	$—	$388,728	$1,052	$389,780

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$2,289	$—	$2,289
Unrealized appreciation on futures contracts	150	—	—	150
Liabilities:
Unrealized depreciation on interest rate swaps	—	(1,633)	—	(1,633)
Unrealized depreciation on futures contracts	(467)	—	—	(467)

Total	$(317)	$656	$—	$339

*Interest rate swaps and futures contracts are not included in the investment portfolio.

Ultra-Short Bond Fund

At December 31, 2016, all of the fund’s investment securities were classified as Level 2.

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U.S. Government/AAA-Rated Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$1,405,658	$—	$1,405,658
Mortgage-backed obligations	—	879,195	—	879,195
Federal agency bonds & notes	—	614,785	—	614,785
Short-term securities	—	241,514	—	241,514
Total	$—	$3,141,152	$—	$3,141,152

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$37,098	$—	$37,098
Unrealized appreciation on futures contracts	249	—	—	249
Liabilities:
Unrealized depreciation on interest rate swaps	—	(27,070)	—	(27,070)
Unrealized depreciation on futures contracts	(6,664)	—	—	(6,664)
Total	$(6,415)	$10,028	$—	$3,613

*Interest rate swaps and futures contracts are not included in the investment portfolio.

Managed Risk Growth Fund

At December 31, 2016, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At December 31, 2016, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund

At December 31, 2016, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At December 31, 2016, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At December 31, 2016, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

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Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

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Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult for a fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Currency — The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the

154	American Funds Insurance Series

repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. Although such securities are generally less sensitive to interest rate changes, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current historically low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification — As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Management — The managed risk funds are subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of individual underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and the respective underlying fund.

Investing in futures contracts — In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions, futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If a fund is unable to close out a position on a futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the futures position. The ability of a fund to successfully utilize futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the fund invests. If the

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investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, a fund could be exposed to the risk of loss.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — Asset Allocation Fund, Global Bond Fund and High-Income Bond Fund have participated in a transaction that involves unfunded commitments, which may obligate each fund to purchase additional shares of the applicable issuer. Under the terms of the commitments, which will expire no later than April 1, 2021, the maximum potential exposure of Asset Allocation Fund, Global Bond Fund and High-Income Bond Fund as of December 31, 2016, was $471,000, $109,000 and $719,000, respectively. Should such commitments become due in full, these amounts would represent less than 0.01% of the net assets of Asset Allocation Fund and Global Bond Fund and 0.04% of the net assets of High-Income Bond Fund as of December 31, 2016.

Short-term securities — The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by the Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the

156	American Funds Insurance Series

respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations. As of December 31, 2016, Global Growth Fund, Global Small Capitalization Fund, International Fund, New World Fund, Global Growth and Income Fund, International Growth and Income Fund, Capital Income Builder, Global Balanced Fund, Bond Fund and Global Bond Fund had open forward currency contracts. As of December 31, 2016, Growth-Income Fund and High-Income Bond Fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held by Growth-Income Fund and High-Income Bond Fund was $19,297,000 and $1,189,000, respectively.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations. As of December 31, 2016, Asset Allocation Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund had open interest rate swaps.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized

American Funds Insurance Series	157

gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations. As of December 31, 2016, High-Income Bond Fund had open credit default swaps.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations. As of December 31, 2016, Asset Allocation Fund, Bond Fund, Mortgage Fund, U.S. Government/AAA-Rated Securities Fund and Managed Risk International Fund held futures contracts. As of December 31, 2016, Managed Risk Growth Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund did not have any open futures contracts. The average month-end notional amount of open futures contracts while held by Managed Risk Growth Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund was $45,694,000, $56,050,000, $43,355,000 and $401,603,000, respectively.

158	American Funds Insurance Series

The following tables present the financial statement impacts resulting from the funds’ use of forward currency contracts, interest rate swaps, credit default swaps and/or futures contracts as of, or for the year ended, December 31, 2016 (dollars in thousands):

			Global Growth Fund	Global Small Capitalization Fund	International Fund
Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$359	$1,434	$598
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized appreciation*	—	—	—
Credit default swaps	Credit	Net unrealized appreciation*	—	—	—
Futures contracts	Interest	Net unrealized appreciation*	—	—	—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
			$359	$1,434	$598

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$—	$48	$2,742
Forward currency	Currency	Payables for closed forward currency contracts	—	16	28
Interest rate swaps	Interest	Net unrealized depreciation*	—	—	—
Credit default swaps	Credit	Net unrealized depreciation*	—	—	—
Futures contracts	Interest	Net unrealized depreciation*	—	—	—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
			$—	$64	$2,770

Net realized (loss) gain	Risk type	Location on statements of operations
Forward currency	Currency	Net realized (loss) gain on forward currency contracts	$(3,161)	$11,683	$32,800
Interest rate swaps	Interest	Net realized gain on interest rate swaps	—	—	—
Credit default swaps	Credit	Net realized gain on credit default swaps	—	—	—
Futures contracts	Interest	Net realized gain on futures contracts	—	—	—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
			$(3,161)	$11,683	$32,800

Net unrealized appreciation (depreciation)	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized appreciation (depreciation) on forward currency contracts	$949	$885	$(2,561)
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	—	—	—
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	—	—	—
Futures contracts	Interest	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
			$949	$885	$(2,561)

See end of tables for footnote.

American Funds Insurance Series	159

			New World Fund	Global Growth and Income Fund	Growth- Income Fund
Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$85	$147	$—
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized appreciation*	—	—	—
Credit default swaps	Credit	Net unrealized appreciation*	—	—	—
Futures contracts	Interest	Net unrealized appreciation*	—	—	—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
			$85	$147	$—

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$75	$—	$—
Forward currency	Currency	Payables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized depreciation*	—	—	—
Credit default swaps	Credit	Net unrealized depreciation*	—	—	—
Futures contracts	Interest	Net unrealized depreciation*	—	—	—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
			$75	$—	$—

Net realized gain	Risk type	Location on statements of operations
Forward currency	Currency	Net realized gain on forward currency contracts	$45	$194	$1,927
Interest rate swaps	Interest	Net realized gain on interest rate swaps	—	—	—
Credit default swaps	Credit	Net realized gain on credit default swaps	—	—	—
Futures contracts	Interest	Net realized gain on futures contracts	—	—	—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
			$45	$194	$1,927

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized (depreciation) appreciation on forward currency contracts	$(19)	$89	$—
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	—	—	—
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	—	—	—
Futures contracts	Interest	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
			$(19)	$89	$—

160	American Funds Insurance Series

			International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund
Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	$—	$—
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized appreciation*	—	—	2,799
Credit default swaps	Credit	Net unrealized appreciation*	—	—	—
Futures contracts	Interest	Net unrealized appreciation*	—	—	242
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
			$—	$—	$3,041

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$105	$5	$—
Forward currency	Currency	Payables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized depreciation*	—	—	6,429
Credit default swaps	Credit	Net unrealized depreciation*	—	—	—
Futures contracts	Interest	Net unrealized depreciation*	—	—	—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
			$105	$5	$6,429

Net realized gain (loss)	Risk type	Location on statements of operations
Forward currency	Currency	Net realized gain on forward currency contracts	$696	$—	$—
Interest rate swaps	Interest	Net realized loss on interest rate swaps	—	—	(3,196)
Credit default swaps	Credit	Net realized gain on credit default swaps	—	—	—
Futures contracts	Interest	Net realized gain on futures contracts	—	—	—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
			$696	$—	$(3,196)

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized depreciation on forward currency contracts	$(105)	$(5)	$—
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	—	—	1,123
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	—	—	—
Futures contracts	Interest	Net unrealized appreciation on futures contracts	—	—	242
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
			$(105)	$(5)	$1,365

See end of tables for footnote.

American Funds Insurance Series	161

			Global Balanced Fund	Bond Fund	Global Bond Fund
Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$226	$2,972	$1,535
Forward currency	Currency	Receivables for closed forward currency contracts	8	163	312
Interest rate swaps	Interest	Net unrealized appreciation*	—	23,668	2,005
Credit default swaps	Credit	Net unrealized appreciation*	—	—	—
Futures contracts	Interest	Net unrealized appreciation*	—	125	—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
			$234	$26,928	$3,852

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$125	$1,045	$6,900
Forward currency	Currency	Payables for closed forward currency contracts	24	—	1,270
Interest rate swaps	Interest	Net unrealized depreciation*	—	15,207	883
Credit default swaps	Credit	Net unrealized depreciation*	—	—	—
Futures contracts	Interest	Net unrealized depreciation*	—	1,233	—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
			$149	$17,485	$9,053

Net realized gain (loss)	Risk type	Location on statements of operations
Forward currency	Currency	Net realized gain (loss) on forward currency contracts	$361	$(2,049)	$4,304
Interest rate swaps	Interest	Net realized gain (loss) on interest rate swaps	—	20,219	(4,868)
Credit default swaps	Credit	Net realized gain on credit default swaps	—	—	—
Futures contracts	Interest	Net realized loss on futures contracts	—	(12,436)	—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
			$361	$5,734	$(564)

Net unrealized appreciation (depreciation)	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized appreciation (depreciation) on forward currency contracts	$37	$2,959	$(8,031)
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	—	6,624	1,057
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	—	—	—
Futures contracts	Interest	Net unrealized depreciation on futures contracts	—	(1,108)	—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
			$37	$8,475	$(6,974)

162	American Funds Insurance Series

			High- Income Bond Fund	Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund
Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	$—	$—
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized appreciation*	427	2,290	37,098
Credit default swaps	Credit	Net unrealized appreciation*	644	—	—
Futures contracts	Interest	Net unrealized appreciation*	—	150	249
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
			$1,071	$2,440	$37,347

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$—	$—	$—
Forward currency	Currency	Payables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized depreciation*	—	1,634	27,070
Credit default swaps	Credit	Net unrealized depreciation*	—	—	—
Futures contracts	Interest	Net unrealized depreciation*	—	467	6,664
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
			$—	$2,101	$33,734

Net realized gain (loss)	Risk type	Location on statements of operations
Forward currency	Currency	Net realized gain on forward currency contracts	$21	$—	$—
Interest rate swaps	Interest	Net realized (loss) gain on interest rate swaps	(584)	3,138	11,038
Credit default swaps	Credit	Net realized loss on credit default swaps	(1,060)	—	—
Futures contracts	Interest	Net realized loss on futures contracts	—	(563)	(35,065)
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
			$(1,623)	$2,575	$(24,027)

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized depreciation on forward currency contracts	$(37)	$—	$—
Interest rate swaps	Interest	Net unrealized appreciation (depreciation) on interest rate swaps	701	(499)	8,800
Credit default swaps	Credit	Net unrealized depreciation on credit default swaps	(62)	—	—
Futures contracts	Interest	Net unrealized depreciation on futures contracts	—	(317)	(6,415)
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
			$602	$(816)	$2,385

See end of tables for footnote.

American Funds Insurance Series	163

			Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund
Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	$—	$—
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized appreciation*	—	—	—
Credit default swaps	Credit	Net unrealized appreciation*	—	—	—
Futures contracts	Interest	Net unrealized appreciation*	—	—	—
Futures contracts	Equity	Net unrealized appreciation*	—	164	—
Futures contracts	Currency	Net unrealized appreciation*	—	142	—
			$—	$306	$—

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$—	$—	$—
Forward currency	Currency	Payables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized depreciation*	—	—	—
Credit default swaps	Credit	Net unrealized depreciation*	—	—	—
Futures contracts	Interest	Net unrealized depreciation*	—	—	—
Futures contracts	Equity	Net unrealized depreciation*	—	324	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
			$—	$324	$—

Net realized gain (loss)	Risk type	Location on statements of operations
Forward currency	Currency	Net realized gain on forward currency contracts	$—	$—	$—
Interest rate swaps	Interest	Net realized gain on interest rate swaps	—	—	—
Credit default swaps	Credit	Net realized gain on credit default swaps	—	—	—
Futures contracts	Interest	Net realized gain on futures contracts	—	—	—
Futures contracts	Equity	Net realized loss on futures contracts	(9,903)	(6,949)	(6,824)
Futures contracts	Currency	Net realized gain on futures contracts	92	742	48
			$(9,811)	$(6,207)	$(6,776)

Net unrealized appreciation (depreciation)	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized appreciation on forward currency contracts	$—	$—	$—
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	—	—	—
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	—	—	—
Futures contracts	Interest	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	63	62	93
Futures contracts	Currency	Net unrealized (depreciation) appreciation on futures contracts	(20)	86	(22)
			$43	$148	$71

164	American Funds Insurance Series

			Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	$—
Forward currency	Currency	Receivables for closed forward currency contracts	—	—
Interest rate swaps	Interest	Net unrealized appreciation*	—	—
Credit default swaps	Credit	Net unrealized appreciation*	—	—
Futures contracts	Interest	Net unrealized appreciation*	—	—
Futures contracts	Equity	Net unrealized appreciation*	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—
			$—	$—

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$—	$—
Forward currency	Currency	Payables for closed forward currency contracts	—	—
Interest rate swaps	Interest	Net unrealized depreciation*	—	—
Credit default swaps	Credit	Net unrealized depreciation*	—	—
Futures contracts	Interest	Net unrealized depreciation*	—	—
Futures contracts	Equity	Net unrealized depreciation*	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—
			$—	$—

Net realized gain (loss)	Risk type	Location on statements of operations
Forward currency	Currency	Net realized gain on forward currency contracts	$—	$—
Interest rate swaps	Interest	Net realized gain on interest rate swaps	—	—
Credit default swaps	Credit	Net realized gain on credit default swaps	—	—
Futures contracts	Interest	Net realized gain on futures contracts	—	—
Futures contracts	Equity	Net realized loss on futures contracts	(5,785)	(34,111)
Futures contracts	Currency	Net realized gain (loss) on futures contracts	7	(225)
			$(5,778)	$(34,336)

Net unrealized appreciation (depreciation)	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized appreciation on forward currency contracts	$—	$—
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	—	—
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	—	—
Futures contracts	Interest	Net unrealized appreciation on futures contracts	—	—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	151	1,574
Futures contracts	Currency	Net unrealized depreciation on futures contracts	(25)	(48)
			$126	$1,526

*	Includes cumulative appreciation/depreciation on interest rate swaps, credit default swaps and/or futures contracts as reported in the applicable table(s) following each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.

American Funds Insurance Series	165

Collateral — Funds that invest in forward currency contracts, interest rate swaps, credit default swaps, futures contracts and/or future delivery contracts participate in a collateral program. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps, credit default swaps and futures contracts, the program calls for the fund to pledge collateral for initial and variation margin by contract. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counter-party) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2016, if close-out netting was exercised (dollars in thousands):

Global Growth Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$359	$—	$(270)	$—	$89

Global Small Capitalization Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Citibank	$485	$—	$(485)	$—	$—
HSBC Bank	493	(28)	(465)	—	—
JPMorgan Chase	370	—	(278)	—	92
UBS AG	86	—	—	—	86
Total	$1,434	$(28)	$(1,228)	$—	$178
Liabilities:
Barclays Bank PLC	$36	$—	$—	$—	$36
HSBC Bank	28	(28)	—	—	—
Total	$64	$(28)	$—	$—	$36

166	American Funds Insurance Series

International Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Barclays Bank PLC	$408	$(408)	$—	$—	$—
JPMorgan Chase	190	(190)	—	—	—
Total	$598	$(598)	$—	$—	$—
Liabilities:
Bank of America, N.A.	$174	$—	$—	$—	$174
Barclays Bank PLC	1,876	(408)	—	—	1,468
Citibank	414	—	(70)	—	344
HSBC Bank	103	—	—	—	103
JPMorgan Chase	203	(190)	—	—	13
Total	$2,770	$(598)	$(70)	$—	$2,102

New World Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$36	$—	$(36)	$—	$—
Citibank	1	(1)	—	—	—
HSBC Bank	8	(6)	—	—	2
JPMorgan Chase	32	(32)	—	—	—
UBS AG	8	—	—	—	8
Total	$85	$(39)	$(36)	$—	$10
Liabilities:
Citibank	$9	$(1)	$—	$—	$8
HSBC Bank	6	(6)	—	—	—
JPMorgan Chase	60	(32)	—	—	28
Total	$75	$(39)	$—	$—	$36

Global Growth and Income Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$126	$—	$—	$—	$126
HSBC Bank	21	—	—	—	21
Total	$147	$—	$—	$—	$147

See end of tables for footnote.

American Funds Insurance Series	167

International Growth and Income Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Liabilities:
Bank of America, N.A.	$105	$—	$—	$—	$105

Capital Income Builder

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Liabilities:
Bank of America, N.A.	$5	$—	$—	$—	$5

Global Balanced Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$17	$(15)	$—	$—	$2
Bank of New York Mellon	7	—	—	—	7
Barclays Bank PLC	32	—	—	—	32
Citibank	16	(16)	—	—	—
HSBC Bank	7	(7)	—	—	—
JPMorgan Chase	150	(37)	—	—	113
UBS AG	6	(6)	—	—	—
Total	$235	$(81)	$—	$—	$154
Liabilities:
Bank of America, N.A.	$15	$(15)	$—	$—	$—
Citibank	58	(16)	—	—	42
HSBC Bank	28	(7)	—	—	21
JPMorgan Chase	37	(37)	—	—	—
UBS AG	11	(6)	—	—	5
Total	$149	$(81)	$—	$—	$68

168	American Funds Insurance Series

Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Barclays Bank PLC	$104	$—	$—	$—	$104
Citibank	333	(172)	(161)	—	—
HSBC Bank	1,754	(494)	(1,260)	—	—
JPMorgan Chase	60	(60)	—	—	—
UBS AG	884	—	(884)	—	—
Total	$3,135	$(726)	$(2,305)	$—	$104
Liabilities:
Bank of America, N.A.	$91	$—	$—	$—	$91
Citibank	172	(172)	—	—	—
HSBC Bank	494	(494)	—	—	—
JPMorgan Chase	288	(60)	(228)	—	—
Total	$1,045	$(726)	$(228)	$—	$91

Global Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$429	$(429)	$—	$—	$—
Barclays Bank PLC	225	(225)	—	—	—
Citibank	403	(403)	—	—	—
HSBC Bank	112	(112)	—	—	—
JPMorgan Chase	452	(452)	—	—	—
UBS AG	226	(226)	—	—	—
Total	$1,847	$(1,847)	$—	$—	$—
Liabilities:
Bank of America, N.A.	$905	$(429)	$(476)	$—	$—
Barclays Bank PLC	255	(225)	(30)	—	—
Citibank	2,153	(403)	(1,593)	—	157
HSBC Bank	1,389	(112)	(1,277)	—	—
JPMorgan Chase	2,668	(452)	(2,216)	—	—
UBS AG	800	(226)	(574)	—	—
Total	$8,170	$(1,847)	$(6,166)	$—	$157

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2016, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any significant interest or penalties.

The funds are not subject to examination by U.S. federal tax authorities for tax years before 2013. Capital Income Builder is not subject to examination by U.S. federal tax authorities for tax years before 2014, the year the fund commenced operations.

American Funds Insurance Series	169

The funds are not subject to examination by state tax authorities for tax years before 2012. Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund are not subject to examination by state tax authorities for tax years before 2013, the year the funds commenced operations. Capital Income Builder is not subject to examination by state tax authorities for tax years before 2014, the year the fund commenced operations.

The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Growth Fund, Global Small Capitalization Fund, International Fund, New World Fund and Global Growth and Income Fund for tax years before 2009; Growth Fund and Growth-Income Fund for tax years before 2010; International Growth and Income Fund for tax years before 2011; Global Balanced Fund for tax years before 2012; Asset Allocation Fund, Bond Fund and Global Bond Fund for tax years before 2014 and High-Income Bond Fund for tax years before 2015. All other funds are not subject to examination by tax authorities outside the U.S.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of recent rulings from European courts, some of the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries are subject to non-U.S. taxes. The funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

As indicated in the tables in this section, some of the funds had capital loss carryforwards available at December 31, 2016. These will be used to offset any capital gains realized by the funds in future years through the expiration date. Funds with capital loss carryforwards will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

170	American Funds Insurance Series

Additional tax basis disclosures are as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Undistributed ordinary income	$5,309	$16,070	$87,925	$31,353	$4,686	$69,604
Undistributed long-term capital gain	174,084	—	2,194,931	97,715	—	288,969
Capital loss carryforward:
No expiration	—	(55,253)	—	—	(123,342)	—
Gross unrealized appreciation on investment securities	1,180,169	801,327	6,700,568	965,782	421,936	1,840,298
Gross unrealized depreciation on investment securities	(109,424)	(485,113)	(572,619)	(592,058)	(183,317)	(63,118)
Net unrealized appreciation (depreciation)on investment securities	1,070,745	316,214	6,127,949	373,724	238,619	1,777,180
Cost of investment securities	4,098,615	3,566,049	15,442,347	7,061,622	2,653,919	6,858,884
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	4,406	18,572	8,910	52,867	(287)	(261)
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) capital paid in on shares of beneficial interest	—	—	—	—	1	—
Reclassification to (from) capital paid in on shares of beneficial interest from (to) undistributed net realized gain/accumulated net realized loss	—	1	(1)	1	1	—

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Undistributed ordinary income	$5,588	$95,174	$2,317	$21	$85,089	$—
Late year ordinary loss deferral*	—	—	—	—	—	(473)
Undistributed long-term capital gain	33,689	1,784,903	—	—	1,054,302	933
Capital loss carryforward:
No expiration	—	—	(12,324)	(6,972)	—	—
Capital loss carryforward utilized	17,726	—	—	—	—	—
Gross unrealized appreciation on investment securities	292,982	6,427,273	43,141	15,555	3,862,411	28,081
Gross unrealized depreciation on investment securities	(63,930)	(892,934)	(92,699)	(20,307)	(484,219)	(8,751)
Net unrealized appreciation (depreciation) on investment securities	229,052	5,534,339	(49,558)	(4,752)	3,378,192	19,330
Cost of investment securities	1,759,812	20,577,687	1,148,029	417,766	17,705,234	229,697
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	(405)	(5,668)	514	202	5,455	(272)
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) capital paid in on shares of beneficial interest	(2)	—	—	2	1	—
Reclassification to (from) capital paid in on shares of beneficial interest from (to) undistributed net realized gain/accumulated net realized loss	—	—	—	—	—	(1)

See next page for footnote.

American Funds Insurance Series	171

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Undistributed ordinary income	$176,002	$14,185	$19,119	$1,751	$—	$7,538
Late year ordinary loss deferral*	—	(9,683)	—	—	—	—
Undistributed long-term capital gain	41,190	267	—	1,475	—	—
Capital loss carryforward:
No expiration	—	—	(170,563)	—	—	(6,295)
Expiring 2017	—	—	(45,026)	—	—	—
	—	—	(215,589)	—	—	(6,295)

Gross unrealized appreciation on investment securities	92,145	27,769	47,353	2,645	27	19,469
Gross unrealized depreciation on investment securities	(240,004)	(120,071)	(71,243)	(3,016)	(4)	(41,136)
Net unrealized appreciation (depreciation) on investment securities	(147,859)	(92,302)	(23,890)	(371)	23	(21,667)
Cost of investment securities	11,258,737	2,383,783	1,779,136	390,151	350,356	3,162,819
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	7,177	(26,163)	(946)	1,949	—	10,306
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) capital paid in on shares of beneficial interest	—	1	1	—	455	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Undistributed ordinary income	$729	$891	$4,274	$1,865	$31,585
Undistributed long-term capital gain	4,133	1,396	5,561	7,717	38,638
Gross unrealized appreciation on investment securities	—	—	—	—	8,966
Gross unrealized depreciation on investment securities	(12,902)	(15,913)	(1,865)	(13,882)	—
Net unrealized appreciation (depreciation) on investment securities	(12,902)	(15,913)	(1,865)	(13,882)	8,966
Cost of investment securities	214,164	112,015	293,175	174,782	3,553,072
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	— †	11	1,414	682	433

*	These deferrals are considered incurred in the subsequent year.
†	Amount less than one thousand.

172	American Funds Insurance Series

The tax character of distributions paid to shareholders of each fund was as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$24,109	$126,735	$150,844	$34,454	$137,198	$171,652
Class 2	44,725	291,772	336,497	74,382	349,551	423,933
Class 4	945	7,147	8,092	1,272	4,175	5,447
Total	$69,779	$425,654	$495,433	$110,108	$490,924	$601,032

Global Small Capitalization Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total
			dividends and			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$11,807	$273,687	$285,494	$14,631	$107,277	$121,908
Class 2	12,193	433,806	445,999	24,973	183,098	208,071
Class 4	142	6,715	6,857	189	1,383	1,572
Total	$24,142	$714,208	$738,350	$39,793	$291,758	$331,551

Growth Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$68,458	$603,135	$671,593	$59,092	$1,460,328	$1,519,420
Class 2	105,243	1,244,603	1,349,846	88,259	3,114,763	3,203,022
Class 3	1,482	16,336	17,818	1,311	42,040	43,351
Class 4	2,484	36,779	39,263	2,709	9,375	12,084
Total	$177,667	$1,900,853	$2,078,520	$151,371	$4,626,506	$4,777,877

International Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$59,237	$296,124	$355,361	$63,527	$196,800	$260,327
Class 2	51,666	334,251	385,917	64,651	245,172	309,823
Class 3	389	2,445	2,834	540	2,060	2,600
Class 4	794	4,665	5,459	657	2,035	2,692
Total	$112,086	$637,485	$749,571	$129,375	$446,067	$575,442

American Funds Insurance Series	173

New World Fund

	Year ended December 31, 2016			Year ended December 31, 2015
						Total
			Total			dividends and
	Ordinary	Long-term	dividends	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$17,725	$—	$17,725	$33,998	$63,241	$97,239
Class 2	7,100	—	7,100	20,466	43,910	64,376
Class 4	1,465	—	1,465	2,315	4,736	7,051
Total	$26,290	$—	$26,290	$56,779	$111,887	$168,666

Blue Chip Income and Growth Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$137,434	$292,079	$429,513	$104,537	$336,268	$440,805
Class 2	92,301	236,696	328,997	88,048	328,339	416,387
Class 4	2,759	4,934	7,693	650	1,651	2,301
Total	$232,494	$533,709	$766,203	$193,235	$666,258	$859,493

Global Growth and Income Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total			Total
	Ordinary	Long-term	dividends	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$11,131	$—	$11,131	$6,244	$—	$6,244
Class 2	25,283	—	25,283	30,016	—	30,016
Class 4	257	—	257	79	—	79
Total	$36,671	$—	$36,671	$36,339	$—	$36,339

Growth-Income Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid or accrued
Class 1	$263,296	$1,172,060	$1,435,356	$211,212	$1,523,989	$1,735,201
Class 2	250,881	1,329,722	1,580,603	227,897	1,955,599	2,183,496
Class 3	3,141	16,262	19,403	2,968	24,839	27,807
Class 4	8,305	45,834	54,139	5,428	7,004	12,432
Total	$525,623	$2,563,878	$3,089,501	$447,505	$3,511,431	$3,958,936

International Growth and Income Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$23,268	$3,458	$26,726	$17,822	$15,393	$33,215
Class 2	6,231	1,080	7,311	5,743	5,535	11,278
Class 4	895	149	1,044	671	578	1,249
Total	$30,394	$4,687	$35,081	$24,236	$21,506	$45,742

174	American Funds Insurance Series

Capital Income Builder

	Year ended December 31, 2016			Year ended December 31, 2015
			Total				Total
	Ordinary	Long-term	dividends	Ordinary		Long-term	dividends
Share class	income	capital gains	paid	income		capital gains	paid
Class 1	$4,372	$—	$4,372	$1,286		$—	$1,286
Class 2	2	—	2	—	*	—	—	*
Class 4	6,657	—	6,657	3,002		—	3,002
Total	$11,031	$—	$11,031	$4,288		$—	$4,288

Asset Allocation Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$229,739	$280,306	$510,045	$310,613	$785,247	$1,095,860
Class 2	81,019	120,303	201,322	126,004	335,062	461,066
Class 3	580	860	1,440	927	2,404	3,331
Class 4	38,591	61,673	100,264	36,628	4,226	40,854
Total	$349,929	$463,142	$813,071	$474,172	$1,126,939	$1,601,111

Global Balanced Fund

	Year ended December 31, 2016			Year ended December 31, 2015
						Total
			Total			dividends and
	Ordinary	Long-term	dividends	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$939	$—	$939	$596	$605	$1,201
Class 2	2,225	—	2,225	1,802	2,359	4,161
Class 4	121	—	121	5	4	9
Total	$3,285	$—	$3,285	$2,403	$2,968	$5,371

Bond Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$138,255	$11,305	$149,560	$195,551	$20,064	$215,615
Class 2	74,576	7,465	82,041	141,408	16,478	157,886
Class 4	1,614	150	1,764	1,556	156	1,712
Total	$214,445	$18,920	$233,365	$338,515	$36,698	$375,213

See end of tables for footnote.

American Funds Insurance Series	175

Global Bond Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$10,101	$872	$10,973	$21,903	$12,052	$33,955
Class 2	7,811	923	8,734	23,532	13,266	36,798
Class 4	68	8	76	81	46	127
Total	$17,980	$1,803	$19,783	$45,516	$25,364	$70,880

High-Income Bond Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total			Total
	Ordinary	Long-term	dividends	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$57,104	$—	$57,104	$65,080	$—	$65,080
Class 2	47,007	—	47,007	48,382	—	48,382
Class 3	746	—	746	742	—	742
Class 4	1,283	—	1,283	83	—	83
Total	$106,140	$—	$106,140	$114,287	$—	$114,287

Mortgage Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total
			dividends and			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$7,780	$152	$7,932	$7,999	$—	$7,999
Class 2	1,648	35	1,683	1,499	—	1,499
Class 4	222	5	227	168	—	168
Total	$9,650	$192	$9,842	$9,666	$—	$9,666

U.S. Government/AAA-Rated Securities Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$44,429	$7,982	$52,411	$35,624	$1,712	$37,336
Class 2	43,530	8,728	52,258	35,376	1,904	37,280
Class 3	307	60	367	253	13	266
Class 4	1,615	371	1,986	821	26	847
Total	$89,881	$17,141	$107,022	$72,074	$3,655	$75,729

Managed Risk Growth Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$3	$57	$60	$—	$—	$—
Class P2	327	14,955	15,282	—	—	—
Total	$330	$15,012	$15,342	$—	$—	$—

176	American Funds Insurance Series

Managed Risk International Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total
			dividends and				Total
	Ordinary	Long-term	distributions	Ordinary		Long-term	dividends
Share class	income	capital gains	paid	income		capital gains	paid
Class P1	$2	$4	$6	$—	*	$—	$—	*
Class P2	841	2,181	3,022	14		—	14
Total	$843	$2,185	$3,028	$14		$—	$14

Managed Risk Blue Chip Income and Growth Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total
			dividends and			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$5	$8	$13	$1	$—	$1
Class P2	3,370	5,915	9,285	529	—	529
Total	$3,375	$5,923	$9,298	$530	$—	$530

Managed Risk Growth-Income Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total
			dividends and			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$15	$64	$79	$3	$—	$3
Class P2	1,692	8,401	10,093	64	—	64
Total	$1,707	$8,465	$10,172	$67	$—	$67

Managed Risk Asset Allocation Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$16,330	$29,417	$45,747	$9,630	$8,843	$18,473
Class P2	27,858	64,161	92,019	28,454	39,547	68,001
Total	$44,188	$93,578	$137,766	$38,084	$48,390	$86,474

* Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. Effective January 1, 2016, CRMC reduced the investment advisory services fee from an annual rate of 0.250% of average daily net assets to 0.150% of average daily net assets for the managed risk funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the

American Funds Insurance Series	177

financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — The series’ board of trustees approved an amended agreement for Asset Allocation Fund effective February 1, 2016, decreasing the annual rate on average daily net assets in excess of $21 billion to 0.240%. CRMC is waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2016, total investment advisory services fees waived by CRMC were $1,833,000.

The range of rates and asset levels, and the current annualized rates of average net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

	Rates		Net asset level (in billions)		For the period ended December 31,	For the period ended December 31,
	Beginning	Ending		In excess	2016,	2016,
Fund	with	with	Up to	of	before waiver	after waiver
Global Growth Fund	.690%	.460%	$.6	$5.0	.527%	.527%
Global Small Capitalization Fund	.800	.635	.6	5.0	.700	.700
Growth Fund	.500	.280	.6	34.0	.330	.330
International Fund	.690	.430	.5	21.0	.502	.502
New World Fund	.850	.620	.5	2.5	.720	.720
Blue Chip Income and Growth Fund	.500	.360	.6	6.5	.394	.394
Global Growth and Income Fund	.690	.480	.6	3.0	.600	.600
Growth-Income Fund	.500	.219	.6	34.0	.268	.268
International Growth and Income Fund	.690	.530	.5	1.0	.633	.633
Capital Income Builder Fund	.500		all		.500	.500
Asset Allocation Fund	.500	.240	.6	21.0	.274	.274
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
Bond Fund	.480	.330	.6	8.0	.363	.363
Global Bond Fund	.570	.450	1.0	3.0	.530	.530
High-Income Bond Fund	.500	.420	.6	2.0	.465	.465
Mortgage Fund	.420	.290	.6	3.0	.420	.420
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.337	.337
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Blue Chip Income and Growth Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 2	0.25%	0.25%
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for Class 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

178	American Funds Insurance Series

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC to provide administrative services to all of the funds’ share classes. The services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, each share class of each fund, except the managed risk funds, pays an annual fee of 0.01% based on its respective average daily net assets to compensate CRMC for providing administrative services. For the managed risk funds, CRMC receives administrative services fees of 0.01% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Miscellaneous fee reimbursements — CRMC is currently reimbursing a portion of miscellaneous fees and expenses for each of the managed risk funds. Miscellaneous expenses exclude investment advisory services and distribution services fees. For the year ended December 31, 2016, total expenses reimbursed by CRMC were $656,000.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$158
Class 2	$8,931	Not applicable	357
Class 4	221	$221	9
Total class-specific expenses	$9,152	$221	$524

Global Small Capitalization Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$155
Class 2	$5,872	Not applicable	235
Class 4	92	$92	4
Total class-specific expenses	$5,964	$92	$394

Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$671
Class 2	$34,469	Not applicable	1,379
Class 3	328	Not applicable	18
Class 4	1,025	$1,025	41
Total class-specific expenses	$35,822	$1,025	$2,109

International Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$351
Class 2	$9,558	Not applicable	382
Class 3	51	Not applicable	3
Class 4	138	$138	6
Total class-specific expenses	$9,747	$138	$742

New World Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$160
Class 2	$2,322	Not applicable	93
Class 4	515	$515	21
Total class-specific expenses	$2,837	$515	$274

Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$424
Class 2	$8,227	Not applicable	329
Class 4	187	$186	7
Total class-specific expenses	$8,414	$186	$760

American Funds Insurance Series	179

Global Growth and Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$44
Class 2	$3,559	Not applicable	143
Class 4	25	$25	1
Total class-specific expenses	$3,584	$25	$188

Growth-Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$1,138
Class 2	$31,495	Not applicable	1,260
Class 3	280	Not applicable	15
Class 4	1,098	$1,098	44
Total class-specific expenses	$32,873	$1,098	$2,457

International Growth and Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$78
Class 2	$622	Not applicable	25
Class 4	87	$86	3
Total class-specific expenses	$709	$86	$106

Capital Income Builder

			Insurance
	Distribution		administrative	Administrative
Share class	services		services	services
Class 1	Not applicable		Not applicable	$12
Class 2	$—	*	Not applicable	—	*
Class 4	533		$532	21
Total class-specific expenses	$533		$532	$33

Asset Allocation Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$1,179
Class 2	$12,479	Not applicable	499
Class 3	64	Not applicable	3
Class 4	6,394	$6,393	256
Total class-specific expenses	$18,937	$6,393	$1,937

Global Balanced Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$6
Class 2	$441	Not applicable	18
Class 4	13	$13	—	*
Total class-specific expenses	$454	$13	$24

Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$629
Class 2	$10,242	Not applicable	410
Class 4	212	$212	8
Total class-specific expenses	$10,454	$212	$1,047

Global Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$112
Class 2	$2,961	Not applicable	118
Class 4	25	$25	1
Total class-specific expenses	$2,986	$25	$231

High-Income Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$95
Class 2	$1,958	Not applicable	79
Class 3	22	Not applicable	1
Class 4	30	$30	1
Total class-specific expenses	$2,010	$30	$176

Mortgage Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$27
Class 2	$160	Not applicable	7
Class 4	27	$28	1
Total class-specific expenses	$187	$28	$35

180	American Funds Insurance Series

Ultra-Short Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$4
Class 2	$772	Not applicable	31
Class 3	8	Not applicable	—	*
Class 4	32	$32	1
Total class-specific expenses	$812	$32	$36

U.S. Government/AAA-Rated Securities Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$145
Class 2	$3,895	Not applicable	156
Class 3	20	Not applicable	1
Class 4	161	$161	6
Total class-specific expenses	$4,076	$161	$308

Managed Risk Growth Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	Not applicable	$1
Class P2	$427	427
Total class-specific expenses	$427	$428

Managed Risk International Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	Not applicable	$—	*
Class P2	$227	227
Total class-specific expenses	$227	$227

Managed Risk Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	Not applicable	$—	*
Class P2	$490	491
Total class-specific expenses	$490	$491

Managed Risk Growth-Income Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	Not applicable	$2
Class P2	$343	344
Total class-specific expenses	$343	$346

Managed Risk Asset Allocation Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	Not applicable	$2,413
Class P2	$5,262	5,263
Total class-specific expenses	$5,262	$7,676

*	Amount less than one thousand.

American Funds Insurance Series	181

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

	Current fees	Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$41	$3		$44
Global Small Capitalization Fund	31	2		33
Growth Fund	163	13		176
International Fund	57	5		62
New World Fund	21	2		23
Blue Chip Income and Growth Fund	56	5		61
Global Growth and Income Fund	14	1		15
Growth-Income Fund	186	15		201
International Growth and Income Fund	8	1		9
Capital Income Builder	2	—	*	2
Asset Allocation Fund	145	12		157
Global Balanced Fund	2	—	*	2
Bond Fund	78	6		84
Global Bond Fund	18	1		19
High-Income Bond Fund	13	1		14
Mortgage Fund	3	—	*	3
Ultra-Short Bond Fund	3	—	*	3
U.S. Government/AAA-Rated Securities Fund	23	2		25
Managed Risk Growth Fund	1	—	*	1
Managed Risk International Fund	1	—	*	1
Managed Risk Blue Chip Income and Growth Fund	1	—	*	1
Managed Risk Growth-Income Fund	1	—	*	1
Managed Risk Asset Allocation Fund	22	2		24

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended December 31, 2016, such purchase and sale transactions occurred between Growth Fund and related funds in the amounts of $80,211,000 and $484,838,000, respectively.

8. Committed line of credit

Global Small Capitalization Fund and High-Income Bond Fund participate with other funds managed by CRMC in a $500 million credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. Neither fund borrowed on this line of credit at any time during the year ended December 31, 2016.

182	American Funds Insurance Series

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class 1	$214,321	8,771	$150,842	6,520	$(225,629)	(9,136)	$139,534	6,155
Class 2	98,924	4,087	336,499	14,694	(451,495)	(18,489)	(16,072)	292
Class 4	31,776	1,313	8,092	354	(28,384)	(1,172)	11,484	495
Total net increase (decrease)	$345,021	14,171	$495,433	21,568	$(705,508)	(28,797)	$134,946	6,942

Year ended December 31, 2015

Class 1	$242,608	8,797	$171,652	6,332	$(284,375)	(10,186)	$129,885	4,943
Class 2	63,278	2,321	423,933	15,756	(513,101)	(18,595)	(25,890)	(518)
Class 4	80,540	2,928	5,447	203	(10,490)	(389)	75,497	2,742
Total net increase (decrease)	$386,426	14,046	$601,032	22,291	$(807,966)	(29,170)	$179,492	7,167

Global Small Capitalization Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class 1	$161,105	7,595	$285,447	14,932	$(368,707)	(16,753)	$77,845	5,774
Class 2	54,521	2,619	445,999	23,986	(293,447)	(14,137)	207,073	12,468
Class 4	16,563	792	6,857	365	(8,311)	(402)	15,109	755
Total net increase (decrease)	$232,189	11,006	$738,303	39,283	$(670,465)	(31,292)	$300,027	18,997

Year ended December 31, 2015

Class 1	$513,999	19,169	$121,908	4,341	$(211,242)	(7,700)	$424,665	15,810
Class 2	80,928	3,206	208,071	7,558	(354,071)	(13,220)	(65,072)	(2,456)
Class 4	29,896	1,122	1,572	57	(6,551)	(252)	24,917	927
Total net increase (decrease)	$624,823	23,497	$331,551	11,956	$(571,864)	(21,172)	$384,510	14,281

Growth Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class 1	$458,166	7,079	$669,418	10,693	$(964,251)	(14,691)	$163,333	3,081
Class 2	177,712	2,745	1,349,846	21,732	(1,859,064)	(28,538)	(331,506)	(4,061)
Class 3	1,102	18	17,818	284	(27,723)	(425)	(8,803)	(123)
Class 4	75,062	1,167	39,264	638	(49,300)	(768)	65,026	1,037
Total net increase (decrease)	$712,042	11,009	$2,076,346	33,347	$(2,900,338)	(44,422)	$(111,950)	(66)

Year ended December 31, 2015

Class 1	$545,748	7,598	$1,516,077	22,116	$(1,366,376)	(18,624)	$695,449	11,090
Class 2	178,141	2,443	3,203,022	46,982	(2,197,881)	(29,528)	1,183,282	19,897
Class 3	783	11	43,350	629	(28,825)	(389)	15,308	251
Class 4	382,752	5,567	12,085	178	(12,814)	(184)	382,023	5,561
Total net increase (decrease)	$1,107,424	15,619	$4,774,534	69,905	$(3,605,896)	(48,725)	$2,276,062	36,799

See end of tables for footnote.

American Funds Insurance Series	183

International Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class 1	$502,624	29,474	$355,240	22,171	$(416,969)	(24,055)	$440,895	27,590
Class 2	190,542	11,247	385,917	24,231	(598,017)	(34,790)	(21,558)	688
Class 3	122	7	2,834	177	(5,902)	(343)	(2,946)	(159)
Class 4	25,077	1,477	5,458	345	(7,439)	(436)	23,096	1,386
Total net increase (decrease)	$718,365	42,205	$749,449	46,924	$(1,028,327)	(59,624)	$439,487	29,505

Year ended December 31, 2015

Class 1	$613,096	30,399	$260,327	13,102	$(308,218)	(15,161)	$565,205	28,340
Class 2	243,300	12,263	309,824	15,584	(460,836)	(22,675)	92,288	5,172
Class 3	591	29	2,600	130	(5,955)	(292)	(2,764)	(133)
Class 4	37,705	1,848	2,691	136	(6,576)	(332)	33,820	1,652
Total net increase (decrease)	$894,692	44,539	$575,442	28,952	$(781,585)	(38,460)	$688,549	35,031

New World Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class 1	$343,390	17,604	$17,686	901	$(250,303)	(12,858)	$110,773	5,647
Class 2	51,238	2,661	7,100	365	(149,682)	(7,790)	(91,344)	(4,764)
Class 4	71,177	3,754	1,465	75	(12,695)	(670)	59,947	3,159
Total net increase (decrease)	$465,805	24,019	$26,251	1,341	$(412,680)	(21,318)	$79,376	4,042

Year ended December 31, 2015

Class 1	$250,385	12,453	$97,239	4,794	$(74,017)	(3,664)	$273,607	13,583
Class 2	52,944	2,691	64,376	3,193	(146,327)	(7,294)	(29,007)	(1,410)
Class 4	120,968	6,065	7,051	351	(7,843)	(403)	120,176	6,013
Total net increase (decrease)	$424,297	21,209	$168,666	8,338	$(228,187)	(11,361)	$364,776	18,186

Blue Chip Income and Growth Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class 1	$986,168	74,990	$426,031	33,628	$(260,962)	(20,029)	$1,151,237	88,589
Class 2	42,572	3,274	328,996	26,334	(424,524)	(32,897)	(52,956)	(3,289)
Class 4	105,759	8,137	7,693	611	(18,601)	(1,441)	94,851	7,307
Total net increase (decrease)	$1,134,499	86,401	$762,720	60,573	$(704,087)	(54,367)	$1,193,132	92,607

Year ended December 31, 2015

Class 1	$452,522	32,801	$437,325	32,701	$(252,335)	(18,381)	$637,512	47,121
Class 2	32,390	2,382	416,386	31,379	(427,875)	(31,163)	20,901	2,598
Class 4	28,833	2,128	2,302	174	(5,348)	(390)	25,787	1,912
Total net increase (decrease)	$513,745	37,311	$856,013	64,254	$(685,558)	(49,934)	$684,200	51,631

184	American Funds Insurance Series

Global Growth and Income Fund

	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class 1	$292,208	23,201	$10,481	808	$(49,576)	(3,887)	$253,113	20,122
Class 2	25,520	2,043	25,283	1,955	(199,986)	(15,865)	(149,183)	(11,867)
Class 4	12,357	989	257	20	(2,230)	(180)	10,384	829
Total net increase (decrease)	$330,085	26,233	$36,021	2,783	$(251,792)	(19,932)	$114,314	9,084

Year ended December 31, 2015

Class 1	$123,370	9,539	$5,769	464	$(24,549)	(1,895)	$104,590	8,108
Class 2	31,965	2,464	30,016	2,406	(222,457)	(17,093)	(160,476)	(12,223)
Class 4	7,444	579	79	6	(4,032)	(318)	3,491	267
Total net increase (decrease)	$162,779	12,582	$35,864	2,876	$(251,038)	(19,306)	$(52,395)	(3,848)

Growth-Income Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class 1	$1,364,357	31,261	$1,429,866	34,358	$(830,642)	(18,888)	$1,963,581	46,731
Class 2	142,903	3,288	1,580,603	38,422	(1,561,195)	(35,880)	162,311	5,830
Class 3	1,293	30	19,402	467	(23,792)	(543)	(3,097)	(46)
Class 4	72,892	1,695	54,139	1,325	(35,791)	(829)	91,240	2,191
Total net increase (decrease)	$1,581,445	36,274	$3,084,010	74,572	$(2,451,420)	(56,140)	$2,214,035	54,706

Year ended December 31, 2015

Class 1	$1,314,853	26,814	$1,729,526	36,549	$(1,566,420)	(31,547)	$1,477,959	31,816
Class 2	145,682	2,979	2,183,497	46,507	(1,808,597)	(36,727)	520,582	12,759
Class 3	517	9	27,807	587	(26,339)	(533)	1,985	63
Class 4	400,638	8,616	12,432	270	(15,657)	(325)	397,413	8,561
Total net increase (decrease)	$1,861,690	38,418	$3,953,262	83,913	$(3,417,013)	(69,132)	$2,397,939	53,199

International Growth and Income Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class 1	$105,994	7,226	$26,726	1,853	$(5,982)	(396)	$126,738	8,683
Class 2	17,101	1,182	7,312	508	(30,910)	(2,088)	(6,497)	(398)
Class 4	8,076	551	1,044	73	(3,762)	(258)	5,358	366
Total net increase (decrease)	$131,171	8,959	$35,082	2,434	$(40,654)	(2,742)	$125,599	8,651

Year ended December 31, 2015

Class 1	$15,184	932	$33,215	2,124	$(9,326)	(556)	$39,073	2,500
Class 2	42,188	2,495	11,279	722	(19,855)	(1,216)	33,612	2,001
Class 4	17,667	1,083	1,248	81	(3,033)	(190)	15,882	974
Total net increase (decrease)	$75,039	4,510	$45,742	2,927	$(32,214)	(1,962)	$88,567	5,475

See end of tables for footnote.

American Funds Insurance Series	185

Capital Income Builder

	Sales*		Reinvestments of dividends				Repurchases*		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended December 31, 2016

Class 1	$95,122	9,946	$4,372		458		$(23,129)	(2,439)	$76,365		7,965
Class 2	144	15	2		—		(2)	—	144		15
Class 4	113,152	11,813	6,657		699		(20,474)	(2,162)	99,335		10,350
Total net increase (decrease)	$208,418	21,774	$11,031		1,157		$(43,605)	(4,601)	$175,844		18,330

Year ended December 31, 2015

Class 1	$61,778	6,412	$1,286		136		$(1,229)	(132)	$61,835		6,416
Class 2	—	—	—	†	—	†	—	—	—	†	—	†
Class 4	111,713	11,396	3,002		315		(5,308)	(549)	109,407		11,162
Total net increase (decrease)	$173,491	17,808	$4,288		451		$(6,537)	(681)	$171,242		17,578

Asset Allocation Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class 1	$1,419,998	67,404	$510,045	24,119	$(436,287)	(20,771)	$1,493,756	70,752
Class 2	190,550	9,074	201,323	9,626	(504,479)	(24,294)	(112,606)	(5,594)
Class 3	672	32	1,439	68	(4,926)	(233)	(2,815)	(133)
Class 4	385,933	18,332	100,264	4,812	(163,695)	(7,917)	322,502	15,227
Total net increase (decrease)	$1,997,153	94,842	$813,071	38,625	$(1,109,387)	(53,215)	$1,700,837	80,252

Year ended December 31, 2015

Class 1	$1,535,220	71,399	$1,095,859	52,092	$(2,848,179)	(133,856)	$(217,100)	(10,365)
Class 2	124,804	5,833	461,066	22,110	(682,572)	(32,022)	(96,702)	(4,079)
Class 3	856	40	3,331	159	(4,803)	(223)	(616)	(24)
Class 4	2,429,290	115,496	40,855	1,991	(12,761)	(607)	2,457,384	116,880
Total net increase (decrease)	$4,090,170	192,768	$1,601,111	76,352	$(3,548,315)	(166,708)	$2,142,966	102,412

Global Balanced Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class 1	$20,046	1,826	$939	85	$(6,690)	(590)	$14,295	1,321
Class 2	22,939	2,066	2,226	201	(22,938)	(2,086)	2,227	181
Class 4	9,506	864	121	11	(652)	(59)	8,975	816
Total net increase (decrease)	$52,491	4,756	$3,286	297	$(30,280)	(2,735)	$25,497	2,318

Year ended December 31, 2015

Class 1	$16,784	1,513	$1,201	111	$(5,668)	(512)	$12,317	1,112
Class 2	15,210	1,360	4,161	386	(21,309)	(1,924)	(1,938)	(178)
Class 4	659	60	9	1	(1)	— †	667	61
Total net increase (decrease)	$32,653	2,933	$5,371	498	$(26,978)	(2,436)	$11,046	995

186	American Funds Insurance Series

Bond Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class 1	$1,345,167	121,199	$148,075	13,631	$(420,052)	(38,234)	$1,073,190	96,596
Class 2	144,585	13,214	82,041	7,631	(444,145)	(40,888)	(217,519)	(20,043)
Class 4	57,784	5,273	1,763	164	(16,674)	(1,523)	42,873	3,914
Total net increase (decrease)	$1,547,536	139,686	$231,879	21,426	$(880,871)	(80,645)	$898,544	80,467

Year ended December 31, 2015

Class 1	$1,036,298	93,861	$213,571	19,839	$(300,859)	(27,378)	$949,010	86,322
Class 2	110,070	10,143	157,887	14,830	(551,976)	(50,779)	(284,019)	(25,806)
Class 4	43,727	4,005	1,711	160	(13,279)	(1,216)	32,159	2,949
Total net increase (decrease)	$1,190,095	108,009	$373,169	34,829	$(866,114)	(79,373)	$697,150	63,465

Global Bond Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class 1	$213,129	18,309	$10,956	974	$(159,412)	(13,652)	$64,673	5,631
Class 2	36,347	3,158	8,734	780	(156,676)	(13,741)	(111,595)	(9,803)
Class 4	10,946	954	76	7	(4,634)	(404)	6,388	557
Total net increase (decrease)	$260,422	22,421	$19,766	1,761	$(320,722)	(27,797)	$(40,534)	(3,615)

Year ended December 31, 2015

Class 1	$165,830	14,553	$33,954	3,037	$(282,448)	(25,245)	$(82,664)	(7,655)
Class 2	33,635	2,962	36,798	3,309	(158,924)	(14,073)	(88,491)	(7,802)
Class 4	3,452	304	128	12	(1,543)	(134)	2,037	182
Total net increase (decrease)	$202,917	17,819	$70,880	6,358	$(442,915)	(39,452)	$(169,118)	(15,275)

High-Income Bond Fund

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class 1	$69,042	6,945	$56,592	5,626	$(291,328)	(30,021)	$(165,694)	(17,450)
Class 2	22,831	2,394	47,007	4,738	(116,168)	(11,943)	(46,330)	(4,811)
Class 3	2,650	279	746	74	(3,553)	(365)	(157)	(12)
Class 4	90,979	8,413	1,283	120	(73,640)	(6,754)	18,622	1,779
Total net increase (decrease)	$185,502	18,031	$105,628	10,558	$(484,689)	(49,083)	$(193,559)	(20,494)

Year ended December 31, 2015

Class 1	$223,032	21,529	$65,080	6,936	$(148,108)	(14,222)	$140,004	14,243
Class 2	32,524	3,169	48,382	5,222	(137,078)	(13,259)	(56,172)	(4,868)
Class 3	2,044	194	742	79	(5,538)	(528)	(2,752)	(255)
Class 4	16,932	1,527	83	8	(16,023)	(1,447)	992	88
Total net increase (decrease)	$274,532	26,419	$114,287	12,245	$(306,747)	(29,456)	$82,072	9,208

See end of tables for footnotes.

American Funds Insurance Series	187

Mortgage Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class 1	$28,827	2,669	$7,933	749	$(38,385)	(3,569)	$(1,625)	(151)
Class 2	18,388	1,714	1,683	159	(15,825)	(1,473)	4,246	400
Class 4	14,879	1,395	227	22	(17,844)	(1,676)	(2,738)	(259)
Total net increase (decrease)	$62,094	5,778	$9,843	930	$(72,054)	(6,718)	$(117)	(10)

Year ended December 31, 2015

Class 1	$41,987	3,898	$7,999	754	$(67,729)	(6,313)	$(17,743)	(1,661)
Class 2	10,830	1,011	1,499	142	(5,502)	(512)	6,827	641
Class 4	15,842	1,482	168	16	(4,875)	(457)	11,135	1,041
Total net increase (decrease)	$68,659	6,391	$9,666	912	$(78,106)	(7,282)	$219	21

Ultra-Short Bond Fund

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class 1	$15,562	1,382	$—	—	$(17,527)	(1,556)	$(1,965)	(174)
Class 2	128,178	11,656	—	—	(133,142)	(12,108)	(4,964)	(452)
Class 3	2,647	238	—	—	(4,768)	(429)	(2,121)	(191)
Class 4	18,372	1,649	—	—	(21,287)	(1,911)	(2,915)	(262)
Total net increase (decrease)	$164,759	14,925	$—	—	$(176,724)	(16,004)	$(11,965)	(1,079)

Year ended December 31, 2015

Class 1	$19,088	1,694	$—	—	$(28,360)	(2,517)	$(9,272)	(823)
Class 2	133,190	12,075	—	—	(161,001)	(14,591)	(27,811)	(2,516)
Class 3	4,437	398	—	—	(5,921)	(532)	(1,484)	(134)
Class 4	30,215	2,699	—	—	(21,575)	(1,926)	8,640	773
Total net increase (decrease)	$186,930	16,866	$—	—	$(216,857)	(19,566)	$(29,927)	(2,700)

U.S. Government/AAA-Rated Securities Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class 1	$111,564	8,949	$52,411	4,280	$(89,943)	(7,217)	$74,032	6,012
Class 2	65,544	5,287	52,257	4,303	(160,525)	(13,019)	(42,724)	(3,429)
Class 3	1,568	125	368	30	(2,199)	(176)	(263)	(21)
Class 4	58,794	4,745	1,986	163	(48,646)	(3,930)	12,134	978
Total net increase (decrease)	$237,470	19,106	$107,022	8,776	$(301,313)	(24,342)	$43,179	3,540

Year ended December 31, 2015

Class 1	$70,484	5,630	$37,336	3,026	$(397,508)	(31,768)	$(289,688)	(23,112)
Class 2	24,610	1,988	37,280	3,053	(190,136)	(15,348)	(128,246)	(10,307)
Class 3	1,477	118	266	21	(3,640)	(290)	(1,897)	(151)
Class 4	50,075	4,027	847	69	(25,031)	(2,017)	25,891	2,079
Total net increase (decrease)	$146,646	11,763	$75,729	6,169	$(616,315)	(49,423)	$(393,940)	(31,491)

188	American Funds Insurance Series

Managed Risk Growth Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class P1	$492	46	$60	6	$(168)	(16)	$384	36
Class P2	63,452	5,983	15,282	1,507	(14,771)	(1,388)	63,963	6,102
Total net increase (decrease)	$63,944	6,029	$15,342	1,513	$(14,939)	(1,404)	$64,347	6,138

Year ended December 31, 2015

Class P1	$308	27	$—	—	$(70)	(6)	$238	21
Class P2	74,489	6,445	—	—	(7,945)	(689)	66,544	5,756
Total net increase (decrease)	$74,797	6,472	$—	—	$(8,015)	(695)	$66,782	5,777

Managed Risk International Fund

	Sales*		Reinvestments of dividends and distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class P1	$41	4	$6		1		$(53)	(6)	$(6)	(1)
Class P2	25,545	2,830	3,022		346		(8,610)	(948)	19,957	2,228
Total net increase (decrease)	$25,586	2,834	$3,028		347		$(8,663)	(954)	$19,951	2,227

Year ended December 31, 2015

Class P1	$44	5	$—	†	—	†	$— †	— †	$44	5
Class P2	46,083	4,510	14		2		(2,628)	(265)	43,469	4,247
Total net increase (decrease)	$46,127	4,515	$14		2		$(2,628)	(265)	$43,513	4,252

Managed Risk Blue Chip Income and Growth Fund

	Sales*			Reinvestments of dividends and distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class P1	$60	6		$13	1		$(20)	(2)	$53	5
Class P2	139,800	12,424		9,285	848		(10,609)	(952)	138,476	12,320
Total net increase (decrease)	$139,860	12,430		$9,298	849		$(10,629)	(954)	$138,529	12,325

Year ended December 31, 2015

Class P1	$2	—	†	$1	—	†	$(22)	(1)	$(19)	(1)
Class P2	70,110	6,160		529	48		(20,979)	(1,845)	49,660	4,363
Total net increase (decrease)	$70,112	6,160		$530	48		$(21,001)	(1,846)	$49,641	4,362

See end of tables for footnotes.

American Funds Insurance Series	189

Managed Risk Growth-Income Fund

	Sales*		Reinvestments of dividends and distributions			Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class P1	$746	68	$79	7		$(343)	(31)	$482	44
Class P2	41,955	3,864	10,093	964		(13,341)	(1,227)	38,707	3,601
Total net increase (decrease)	$42,701	3,932	$10,172	971		$(13,684)	(1,258)	$39,189	3,645

Year ended December 31, 2015

Class P1	$623	53	$3	—	†	$(17)	(1)	$609	52
Class P2	57,640	4,977	64	6		(7,010)	(604)	50,694	4,379
Total net increase (decrease)	$58,263	5,030	$67	6		$(7,027)	(605)	$51,303	4,431

Managed Risk Asset Allocation Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class P1	$443,537	37,855	$45,747	3,957	$(14,583)	(1,270)	$474,701	40,542
Class P2	369,887	31,502	92,019	7,990	(131,962)	(11,243)	329,944	28,249
Total net increase (decrease)	$813,424	69,357	$137,766	11,947	$(146,545)	(12,513)	$804,645	68,791

Year ended December 31, 2015

Class P1	$452,013	37,546	$18,473	1,532	$(10,594)	(913)	$459,892	38,165
Class P2	355,940	29,485	68,001	5,622	(161,379)	(13,400)	262,562	21,707
Total net increase (decrease)	$807,953	67,031	$86,474	7,154	$(171,973)	(14,313)	$722,454	59,872

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions and other disclosures

The following tables present additional information for each of the funds for the year ended December 31, 2016 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Purchases of investment securities*	$1,328,598	$1,212,532	$5,305,088	$2,155,313	$947,952	$2,465,937
Sales of investment securities*	1,690,748	1,227,514	7,793,726	2,298,365	777,913	2,175,803
Non-U.S. taxes paid on dividend income	5,023	1,690	2,942	8,720	2,199	67
Non-U.S. taxes paid on interest income	—	—	—	4	69	—
Non-U.S. taxes paid on realized gains	—	—	—	990	727	—
Non-U.S. taxes provided on unrealized gains	242	33	—	267	194	—
Dividends from affiliated issuers	—	128	2,166	—	—	—
Net realized (loss) gain from affiliated issuers	—	(16,988)	45,373	—	—	—

190	American Funds Insurance Series

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Purchases of investment securities*	$1,099,788	$5,791,793	$434,541	$298,814	$14,470,723	$137,793
Sales of investment securities*	982,714	6,476,464	309,397	148,547	13,677,192	130,358
Non-U.S. taxes paid on dividend income	2,287	1,433	2,631	331	3,926	163
Non-U.S. taxes paid on interest income	—	—	34	—	—	9
Non-U.S. taxes paid on realized gains	8	—	2	—	—	5
Non-U.S. taxes provided on unrealized gains	70	122	25	—	108	3

	Bond Fund	Global Bond Fund	High- Income Bond Fund		Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Purchases of investment securities*	$30,989,482	$3,030,346	$1,443,624		$2,384,131	$15,000	$9,089,706
Sales of investment securities*	30,056,008	2,928,902	1,536,214		2,375,674	15,000	9,325,556
Non-U.S. taxes paid on dividend income	—	—	—	†	—	—	—
Non-U.S. taxes paid on interest income	98	198	13		—	—	—
Non-U.S. taxes paid on realized gains	69	119	—		—	—	—
Non-U.S. taxes provided on unrealized gains	10	188	5		—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$76,267	$40,452	$150,571	$56,720	$761,257
Sales of investment securities*	23,369	21,680	17,547	18,702	77,327
Non-U.S. taxes paid on dividend income	—	—	—	—	—
Dividends from affiliated issuers	1,785	1,447	5,221	2,411	57,654
Net realized (loss) gain from affiliated issuers	(4,648)	(5,472)	(1,377)	(3,198)	2,977

*	Excludes short-term securities and U.S. government obligations, if any.
†	Amount less than one thousand.

11. Ownership concentration

At December 31, 2016, CRMC held aggregate ownership of 12% of the outstanding shares of Global Balanced Fund. The ownership represents the seed money invested in the fund when the fund began operations. In addition, American Funds Insurance Series - Portfolio Series - Managed Risk Global Allocation Portfolio and American Funds Insurance Series - Portfolio Series - Managed Risk Growth and Income Portfolio held 13% and 33% of the outstanding shares of Global Balanced Fund and Capital Income Builder, respectively.

American Funds Insurance Series	191

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1:
12/31/16	$26.39	$.25	$(.14)	$.11	$(.29)	$(2.16)	$(2.45)	$24.05	.87%	$1,630		.56%		1.00%
12/31/15	27.48	.25	1.80	2.05	(.35)	(2.79)	(3.14)	26.39	7.24	1,626		.55		.90
12/31/14	30.11	.31 [2]	.40	.71	(.40)	(2.94)	(3.34)	27.48	2.52	1,558		.55		1.08 [2]
12/31/13	23.58	.31	6.62	6.93	(.40)	—	(.40)	30.11	29.51	1,508		.55		1.17
12/31/12	19.40	.30	4.14	4.44	(.26)	—	(.26)	23.58	22.89	1,466		.56		1.38
Class 2:
12/31/16	26.19	.18	(.14)	.04	(.22)	(2.16)	(2.38)	23.85	.62	3,483		.81		.76
12/31/15	27.30	.18	1.78	1.96	(.28)	(2.79)	(3.07)	26.19	6.94	3,817		.80		.66
12/31/14	29.92	.24 [2]	.41	.65	(.33)	(2.94)	(3.27)	27.30	2.31	3,992		.80		.85 [2]
12/31/13	23.44	.24	6.58	6.82	(.34)	—	(.34)	29.92	29.18	4,379		.80		.91
12/31/12	19.29	.24	4.11	4.35	(.20)	—	(.20)	23.44	22.56	3,723		.81		1.13
Class 4:
12/31/16	26.16	.12	(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81	.37	94		1.06		.50
12/31/15	27.34	.09	1.81	1.90	(.29)	(2.79)	(3.08)	26.16	6.69	91		1.05		.34
12/31/14	30.07	.07 [2]	.50	.57	(.36)	(2.94)	(3.30)	27.34	2.01	19		1.05		.26 [2]
12/31/13	23.58	.13	6.77	6.90	(.41)	—	(.41)	30.07	29.36	1		1.06		.43
12/31/12[3,4]	23.53	.01	.29	.30	(.25)	—	(.25)	23.58	1.27 [5,6]	—	[7]	.02	[5,6]	.04 [5,6]

Global Small Capitalization Fund

Class 1:
12/31/16	$24.41	$.12	$.17	$.29	$(.11)	$(4.35)	$(4.46)	$20.24	2.35%	$1,532		.74%		.57%
12/31/15	26.09	.04	.36	.40	—	(2.08)	(2.08)	24.41	.50	1,706		.73		.15
12/31/14	25.69	.09	.52	.61	(.09)	(.12)	(.21)	26.09	2.36	1,411		.74		.34
12/31/13	20.16	.04	5.70	5.74	(.21)	—	(.21)	25.69	28.60	1,241		.74		.17
12/31/12	17.28	.09	3.09	3.18	(.30)	—	(.30)	20.16	18.51	1,019		.75		.46
Class 2:
12/31/16	23.90	.07	.15	.22	(.05)	(4.35)	(4.40)	19.72	2.10	2,303		.99		.31
12/31/15	25.64	(.03)	.37	.34	—	(2.08)	(2.08)	23.90	.27	2,492		.98		(.10)
12/31/14	25.25	.03	.51	.54	(.03)	(.12)	(.15)	25.64	2.12	2,738		.99		.10
12/31/13	19.86	(.01)	5.60	5.59	(.20)	—	(.20)	25.25	28.28	2,955		.99		(.05)
12/31/12	17.04	.04	3.03	3.07	(.25)	—	(.25)	19.86	18.18	2,603		1.00		.20
Class 4:
12/31/16	24.11	.01	.16	.17	(.02)	(4.35)	(4.37)	19.91	1.85	42		1.24		.03
12/31/15	25.92	(.10)	.37	.27	—	(2.08)	(2.08)	24.11	(.02)	34		1.23		(.37)
12/31/14	25.57	(.05)	.54	.49	(.02)	(.12)	(.14)	25.92	1.88	12		1.24		(.17)
12/31/13	20.16	(.12)	5.74	5.62	(.21)	—	(.21)	25.57	28.01	4		1.24		(.50)
12/31/12[3,4]	19.68	.01	.54	.55	(.07)	—	(.07)	20.16	2.80 [5,6]	—	[7]	.04	[5,6]	.04 [5,6]

192	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
12/31/16	$68.02	$.67		$5.40	$6.07	$(.67)	$(6.13)	$(6.80)	$67.29	9.77%	$6,931		.35%		1.03%
12/31/15	80.15	.64		5.08	5.72	(.61)	(17.24)	(17.85)	68.02	7.12	6,796		.35		.87
12/31/14	78.54	.88	[2]	5.79	6.67	(1.16)	(3.90)	(5.06)	80.15	8.78	7,118		.35		1.12	[2]
12/31/13	60.90	.64		17.84	18.48	(.84)	—	(.84)	78.54	30.43	7,003		.35		.93
12/31/12	52.07	.63		8.83	9.46	(.63)	—	(.63)	60.90	18.19	7,116		.35		1.10
Class 2:
12/31/16	67.69	.51		5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49	13,978		.60		.78
12/31/15	79.84	.46		5.06	5.52	(.43)	(17.24)	(17.67)	67.69	6.86	14,414		.60		.62
12/31/14	77.94	.68	[2]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51	15,413		.60		.87	[2]
12/31/13	60.45	.47		17.68	18.15	(.66)	—	(.66)	77.94	30.11	16,334		.60		.68
12/31/12	51.68	.47		8.77	9.24	(.47)	—	(.47)	60.45	17.89	14,911		.60		.83
Class 3:
12/31/16	68.37	.56		5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56	183		.53		.85
12/31/15	80.47	.51		5.11	5.62	(.48)	(17.24)	(17.72)	68.37	6.92	194		.53		.69
12/31/14	78.62	.74	[2]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58	208		.53		.94	[2]
12/31/13	60.97	.52		17.84	18.36	(.71)	—	(.71)	78.62	30.20	216		.53		.75
12/31/12	52.13	.53		8.83	9.36	(.52)	—	(.52)	60.97	17.97	189		.53		.92
Class 4:
12/31/16	67.26	.34		5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22	458		.85		.53
12/31/15	79.74	.29		5.02	5.31	(.55)	(17.24)	(17.79)	67.26	6.59	394		.85		.42
12/31/14	78.32	.37	[2]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25	24		.85		.47	[2]
12/31/13	60.90	.29		17.90	18.19	(.77)	—	(.77)	78.32	29.96	5		.85		.40
12/31/12[3,4]	60.55	.03		.78	.81	(.46)	—	(.46)	60.90	1.33 [5,6]	—	[7]	.02	[5,6]	.05	[5,6]

International Fund

Class 1:
12/31/16	$18.08	$.27		$.30	$.57	$(.28)	$(1.55)	$(1.83)	$16.82	3.78%	$3,652		.54%		1.57%
12/31/15	20.35	.29		(1.03)	(.74)	(.35)	(1.18)	(1.53)	18.08	(4.25)	3,427		.54		1.41
12/31/14	21.22	.30		(.81)	(.51)	(.36)	—	(.36)	20.35	(2.41)	3,282		.54		1.43
12/31/13	17.68	.27		3.59	3.86	(.32)	—	(.32)	21.22	21.91	3,324		.54		1.41
12/31/12	15.21	.30		2.47	2.77	(.30)	—	(.30)	17.68	18.21	3,618		.54		1.81
Class 2:
12/31/16	18.02	.23		.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53	3,710		.79		1.35
12/31/15	20.29	.24		(1.03)	(.79)	(.30)	(1.18)	(1.48)	18.02	(4.53)	3,978		.79		1.17
12/31/14	21.15	.25		(.81)	(.56)	(.30)	—	(.30)	20.29	(2.65)	4,374		.79		1.19
12/31/13	17.62	.22		3.58	3.80	(.27)	—	(.27)	21.15	21.64	5,916		.79		1.15
12/31/12	15.16	.26		2.45	2.71	(.25)	—	(.25)	17.62	17.91	5,465		.79		1.57
Class 3:
12/31/16	18.11	.24		.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57	27		.72		1.42
12/31/15	20.38	.25		(1.03)	(.78)	(.31)	(1.18)	(1.49)	18.11	(4.44)	32		.72		1.24
12/31/14	21.24	.27		(.82)	(.55)	(.31)	—	(.31)	20.38	(2.56)	38		.72		1.28
12/31/13	17.70	.23		3.59	3.82	(.28)	—	(.28)	21.24	21.67	46		.72		1.22
12/31/12	15.23	.27		2.47	2.74	(.27)	—	(.27)	17.70	17.97	44		.72		1.65
Class 4:
12/31/16	17.93	.18		.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66		1.04		1.03
12/31/15	20.23	.17		(1.00)	(.83)	(.29)	(1.18)	(1.47)	17.93	(4.75)	46		1.04		.88
12/31/14	21.16	.07		(.68)	(.61)	(.32)	—	(.32)	20.23	(2.88)	18		1.04		.31
12/31/13	17.68	(.01)		3.79	3.78	(.30)	—	(.30)	21.16	21.48	2		1.04		(.07)
12/31/12[3,4]	17.79	.01		.16	.17	(.28)	—	(.28)	17.68	.98 [5,6]	—	[7]	.02	[5,6]	.05	[5,6]

See end of tables for footnotes.

American Funds Insurance Series	193

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

New World Fund

Class 1:
12/31/16	$18.87	$.24		$.81	$1.05	$(.20)	$—	$(.20)	$19.72	5.59%	$1,743		.78%		1.25%
12/31/15	20.72	.19		(.71)	(.52)	(.17)	(1.16)	(1.33)	18.87	(2.96)	1,562		.79		.92
12/31/14	25.08	.29	[2]	(1.92)	(1.63)	(.29)	(2.44)	(2.73)	20.72	(7.63)	1,433		.78		1.23	[2]
12/31/13	22.93	.34		2.31	2.65	(.39)	(.11)	(.50)	25.08	11.66	1,388		.78		1.45
12/31/12	19.65	.33		3.23	3.56	(.28)	—	(.28)	22.93	18.13	1,140		.79		1.54
Class 2:
12/31/16	18.71	.19		.79	.98	(.15)	—	(.15)	19.54	5.26	911		1.03		1.00
12/31/15	20.54	.14		(.69)	(.55)	(.12)	(1.16)	(1.28)	18.71	(3.14)	961		1.04		.68
12/31/14	24.88	.24	[2]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084		1.03		1.01	[2]
12/31/13	22.75	.28		2.29	2.57	(.33)	(.11)	(.44)	24.88	11.38	1,307		1.03		1.22
12/31/12	19.50	.28		3.19	3.47	(.22)	—	(.22)	22.75	17.82	1,378		1.04		1.31
Class 4:
12/31/16	18.69	.14		.80	.94	(.12)	—	(.12)	19.51	5.04	240		1.28		.75
12/31/15	20.56	.08		(.68)	(.60)	(.11)	(1.16)	(1.27)	18.69	(3.37)	171		1.29		.39
12/31/14	24.99	.09	[2]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64		1.28		.40	[2]
12/31/13	22.93	.14		2.41	2.55	(.38)	(.11)	(.49)	24.99	11.20	8		1.29		.56
12/31/12[3,4]	22.83	.01		.35	.36	(.26)	—	(.26)	22.93	1.58 [5,6]	—	[7]	.04	[5,6]	.04	[5,6]

Blue Chip Income and Growth Fund

Class 1:
12/31/16	$12.62	$.31		$1.97	$2.28	$(.29)	$(1.08)	$(1.37)	$13.53	19.06%	$5,099		.41%		2.39%
12/31/15	14.69	.31		(.64)	(.33)	(.29)	(1.45)	(1.74)	12.62	(2.72)	3,638		.41		2.23
12/31/14	13.12	.46	[2]	1.59	2.05	(.48)	—	(.48)	14.69	15.69	3,542		.42		3.31	[2]
12/31/13	10.05	.27		3.06	3.33	(.26)	—	(.26)	13.12	33.26	2,814		.42		2.27
12/31/12	9.00	.24		1.04	1.28	(.23)	—	(.23)	10.05	14.18	1,357		.43		2.41
Class 2:
12/31/16	12.51	.28		1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70	3,412		.66		2.16
12/31/15	14.57	.27		(.62)	(.35)	(.26)	(1.45)	(1.71)	12.51	(2.93)	3,228		.66		1.97
12/31/14	13.02	.44	[2]	1.55	1.99	(.44)	—	(.44)	14.57	15.36	3,722		.67		3.14	[2]
12/31/13	9.97	.23		3.05	3.28	(.23)	—	(.23)	13.02	33.00	3,755		.67		2.03
12/31/12	8.93	.21		1.03	1.24	(.20)	—	(.20)	9.97	13.88	3,382		.68		2.17
Class 4:
12/31/16	12.53	.24		1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49	132		.91		1.81
12/31/15	14.63	.24		(.63)	(.39)	(.26)	(1.45)	(1.71)	12.53	(3.21)	32		.91		1.75
12/31/14	13.12	.34	[2]	1.63	1.97	(.46)	—	(.46)	14.63	15.13	9		.92		2.33	[2]
12/31/13	10.05	.18		3.15	3.33	(.26)	—	(.26)	13.12	33.27	—	[7]	.86		1.39
12/31/12[3,4]	10.20	.01		.03	.04	(.19)	—	(.19)	10.05	.38 [5,6]	—	[7]	.02	[5,6]	.10	[5,6]

194	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth and Income Fund

Class 1:
12/31/16	$12.35	$.28		$.66	$.94	$(.27)	$—	$(.27)	$13.02	7.61%	$571		.63%		2.18%
12/31/15	12.78	.36	[8]	(.50)[8]	(.14)	(.29)	—	(.29)	12.35	(1.14)	293		.64		2.79	[8]
12/31/14	12.53	.43	[2]	.31	.74	(.49)	—	(.49)	12.78	6.00	200		.63		3.34	[2]
12/31/13	10.56	.39		2.00	2.39	(.42)	—	(.42)	12.53	22.81	206		.62		3.35
12/31/12	9.20	.25		1.39	1.64	(.28)	—	(.28)	10.56	17.93	180		.62		2.56
Class 2:
12/31/16	12.33	.25		.65	.90	(.23)	—	(.23)	13.00	7.34	1,405		.88		1.98
12/31/15	12.75	.22	[8]	(.39)[8]	(.17)	(.25)	—	(.25)	12.33	(1.34)	1,479		.89		1.73	[8]
12/31/14	12.51	.41	[2]	.29	.70	(.46)	—	(.46)	12.75	5.64	1,685		.88		3.22	[2]
12/31/13	10.54	.36		2.00	2.36	(.39)	—	(.39)	12.51	22.54	1,822		.87		3.09
12/31/12	9.19	.23		1.38	1.61	(.26)	—	(.26)	10.54	17.56	1,837		.87		2.31
Class 4:
12/31/16	12.26	.21		.65	.86	(.23)	—	(.23)	12.89	7.04	16		1.13		1.63
12/31/15	12.71	.17	[8]	(.37)[8]	(.20)	(.25)	—	(.25)	12.26	(1.60)	5		1.14		1.32	[8]
12/31/14	12.50	.30	[2]	.37	.67	(.46)	—	(.46)	12.71	5.41	1		1.13		2.30	[2]
12/31/13	10.55	.28		2.09	2.37	(.42)	—	(.42)	12.50	22.60	1		1.12		2.27
12/31/12[3,4]	10.64	.01		.13	.14	(.23)	—	(.23)	10.55	1.27 [5,6]	—	[7]	.03	[5,6]	.08	[5,6]

Growth-Income Fund

Class 1:
12/31/16	$45.40	$.79		$4.09	$4.88	$(.75)	$(5.12)	$(5.87)	$44.41	11.80%	$12,588		.29%		1.79%
12/31/15	52.76	.79		.37	1.16	(.75)	(7.77)	(8.52)	45.40	1.72	10,747		.29		1.59
12/31/14	50.72	.81		4.57	5.38	(.80)	(2.54)	(3.34)	52.76	10.91	10,812		.29		1.56
12/31/13	38.48	.66		12.31	12.97	(.73)	—	(.73)	50.72	33.82	9,857		.29		1.49
12/31/12	33.27	.66		5.25	5.91	(.70)	—	(.70)	38.48	17.79	9,782		.29		1.79
Class 2:
12/31/16	45.04	.67		4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51	12,854		.54		1.54
12/31/15	52.41	.66		.37	1.03	(.63)	(7.77)	(8.40)	45.04	1.45	12,895		.54		1.34
12/31/14	50.40	.67		4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63	14,337		.54		1.31
12/31/13	38.24	.55		12.23	12.78	(.62)	—	(.62)	50.40	33.50	14,980		.54		1.25
12/31/12	33.07	.56		5.22	5.78	(.61)	—	(.61)	38.24	17.48	13,403		.54		1.53
Class 3:
12/31/16	45.46	.71		4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59	156		.47		1.61
12/31/15	52.82	.70		.37	1.07	(.66)	(7.77)	(8.43)	45.46	1.53	161		.47		1.41
12/31/14	50.77	.71		4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71	185		.47		1.38
12/31/13	38.52	.58		12.32	12.90	(.65)	—	(.65)	50.77	33.58	193		.47		1.32
12/31/12	33.30	.59		5.26	5.85	(.63)	—	(.63)	38.52	17.59	168		.47		1.60
Class 4:
12/31/16	44.82	.56		4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25	495		.79		1.29
12/31/15	52.39	.58		.33	.91	(.71)	(7.77)	(8.48)	44.82	1.21	410		.79		1.25
12/31/14	50.56	.58		4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34	30		.79		1.11
12/31/13	38.47	.45		12.33	12.78	(.69)	—	(.69)	50.56	33.32	3		.79		.96
12/31/12[3,4]	38.65	.01		.39	.40	(.58)	—	(.58)	38.47	1.02 [5,6]	—	[7]	.01	[5,6]	.03	[5,6]

See end of tables for footnotes.

American Funds Insurance Series	195

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

International Growth and Income Fund

Class 1:
12/31/16	$14.72	$.43		$(.19)	$.24	$(.42)	$(.06)	$(.48)	$14.48	1.71%	$820		.68%		2.93%
12/31/15	16.27	.42		(1.25)	(.83)	(.38)	(.34)	(.72)	14.72	(5.34)	707		.68		2.60
12/31/14	17.48	.58	[2]	(1.09)	(.51)	(.53)	(.17)	(.70)	16.27	(2.93)	740		.68		3.32	[2]
12/31/13	15.29	.44		2.50	2.94	(.47)	(.28)	(.75)	17.48	19.39	696		.69		2.63
12/31/12	13.40	.37		1.89	2.26	(.37)	—	(.37)	15.29	16.84	203		.74		2.50
Class 2:
12/31/16	14.68	.40		(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44	244		.93		2.72
12/31/15	16.22	.38		(1.24)	(.86)	(.34)	(.34)	(.68)	14.68	(5.60)	254		.93		2.32
12/31/14	17.43	.56	[2]	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)	248		.93		3.21	[2]
12/31/13	15.25	.38		2.51	2.89	(.43)	(.28)	(.71)	17.43	19.09	257		.94		2.28
12/31/12	13.37	.40		1.81	2.21	(.33)	—	(.33)	15.25	16.50	225		.99		2.77
Class 4:
12/31/16	14.63	.36		(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18	37		1.18		2.43
12/31/15	16.19	.33		(1.23)	(.90)	(.32)	(.34)	(.66)	14.63	(5.82)	32		1.18		2.02
12/31/14	17.45	.26	[2]	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)	20		1.18		1.52	[2]
12/31/13	15.29	.03		2.87	2.90	(.46)	(.28)	(.74)	17.45	19.16	1		1.19		.18
12/31/12[3,4]	15.56	.01		.09	.10	(.37)	—	(.37)	15.29	.62 [5,6]	—	[7]	.04	[5,6]	.07	[5,6]

Capital Income Builder

Class 1:
12/31/16	$9.40	$.32		$.07	$.39	$(.33)	$—	$(.33)	$9.46	4.17%	$156		.54%		3.39%
12/31/15	9.81	.28		(.40)	(.12)	(.29)	—	(.29)	9.40	(1.23)	80		.56		2.88
12/31/14[3,9]	10.00	.19		(.18)	.01	(.19)	(.01)	(.20)	9.81	.12 [5]	20		.56	[10]	2.87	[10]
Class 2:
12/31/16	9.40	.27		.11	.38	(.32)	—	(.32)	9.46	4.08	—	[7]	.80		2.82
12/31/15	9.81	.31		(.43)	(.12)	(.29)	—	(.29)	9.40	(1.23)[6]	—	[7]	.46	[6]	3.12	[6]
12/31/14[3,9]	10.00	.20		(.19)	.01	(.19)	(.01)	(.20)	9.81	.12 [5,6]	—	[7]	.47	[6,10]	2.94	[6,10]
Class 4:
12/31/16	9.38	.27		.08	.35	(.28)	—	(.28)	9.45	3.78	256		1.04		2.88
12/31/15	9.80	.25		(.42)	(.17)	(.25)	—	(.25)	9.38	(1.79)	157		1.05		2.55
12/31/14[3,9]	10.00	.14		(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21)[5]	55		1.06	[10]	2.08	[10]

196	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Asset Allocation Fund

Class 1:
12/31/16	$20.62	$.42		$1.54	$1.96	$(.39)	$(.51)	$(.90)	$21.68	9.69%	$13,008		.29%		1.97%
12/31/15	22.23	.40		(.02)	.38	(.40)	(1.59)	(1.99)	20.62	1.64	10,913		.29		1.85
12/31/14	22.49	.44		.81	1.25	(.39)	(1.12)	(1.51)	22.23	5.66	11,997		.30		1.95
12/31/13	18.43	.35		4.07	4.42	(.36)	—	(.36)	22.49	24.04	10,515		.31		1.71
12/31/12	16.17	.37		2.28	2.65	(.39)	—	(.39)	18.43	16.44	7,199		.31		2.11
Class 2:
12/31/16	20.45	.36		1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41	5,144		.54		1.72
12/31/15	22.06	.34		(.01)	.33	(.35)	(1.59)	(1.94)	20.45	1.40	5,008		.54		1.60
12/31/14	22.33	.37		.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40	5,494		.55		1.69
12/31/13	18.31	.30		4.03	4.33	(.31)	—	(.31)	22.33	23.69	5,760		.56		1.47
12/31/12	16.06	.33		2.27	2.60	(.35)	—	(.35)	18.31	16.19	5,225		.56		1.86
Class 3:
12/31/16	20.64	.38		1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49	35		.47		1.79
12/31/15	22.25	.36		(.02)	.34	(.36)	(1.59)	(1.95)	20.64	1.46	36		.47		1.67
12/31/14	22.51	.39		.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47	40		.48		1.76
12/31/13	18.45	.32		4.06	4.38	(.32)	—	(.32)	22.51	23.81	42		.49		1.54
12/31/12	16.18	.34		2.29	2.63	(.36)	—	(.36)	18.45	16.28	38		.49		1.93
Class 4:
12/31/16	20.40	.31		1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16	2,861		.79		1.47
12/31/15	22.11	.30		(.02)	.28	(.40)	(1.59)	(1.99)	20.40	1.14	2,414		.79		1.45
12/31/14	22.46	.34		.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16	32		.80		1.55
12/31/13	18.43	.27		4.12	4.39	(.36)	—	(.36)	22.46	23.89	1		.79		1.22
12/31/12[3,4]	18.52	.01		.21	.22	(.31)	—	(.31)	18.43	1.17 [5,6]	–	[7]	.01	[5,6]	.08	[5,6]

Global Balanced Fund

Class 1:
12/31/16	$10.74	$.19		$.32	$.51	$(.17)	$—	$(.17)	$11.08	4.73%	$64		.72%		1.73%
12/31/15	11.11	.20		(.28)	(.08)	(.14)	(.15)	(.29)	10.74	(.69)	47		.72		1.80
12/31/14	11.37	.25	[2]	(.03)	.22	(.18)	(.30)	(.48)	11.11	1.87	37		.71		2.14	[2]
12/31/13	10.34	.22		1.07	1.29	(.18)	(.08)	(.26)	11.37	12.56	36		.70		2.05
12/31/12	9.35	.20		.98	1.18	(.19)	—	(.19)	10.34	12.58	32		.72		2.00
Class 2:
12/31/16	10.72	.16		.32	.48	(.14)	—	(.14)	11.06	4.48	178		.97		1.48
12/31/15	11.09	.18		(.28)	(.10)	(.12)	(.15)	(.27)	10.72	(.95)	171		.97		1.60
12/31/14	11.35	.22	[2]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63	179		.96		1.88	[2]
12/31/13	10.33	.20		1.06	1.26	(.16)	(.08)	(.24)	11.35	12.23	156		.95		1.79
12/31/12	9.35	.17		.97	1.14	(.16)	—	(.16)	10.33	12.24	119		.97		1.76
Class 4:
12/31/16	10.69	.12		.33	.45	(.14)	—	(.14)	11.00	4.21	10		1.24		1.12
12/31/15	11.09	.06		(.17)	(.11)	(.14)	(.15)	(.29)	10.69	(1.00)	1		1.34		.58
12/31/14	11.35	.24	[2]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88 [6]	—	[7]	.67	[6]	2.07	[2,6]
12/31/13	10.33	.22		1.06	1.28	(.18)	(.08)	(.26)	11.35	12.49 [6]	—	[7]	.71	[6]	1.986
12/31/12[3,4]	10.47	.01		.03	.04	(.18)	—	(.18)	10.33	.40 [5,6]	—	[7]	.03	[5,6]	.05	[5,6]

See end of tables for footnotes.

American Funds Insurance Series	197

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Bond Fund

Class 1:
12/31/16	$10.70	$.21	$.14	$.35	$(.21)	$(.04)	$(.25)	$10.80	3.27%	$6,829		.38%		1.91%
12/31/15	11.08	.22	(.17)	.05	(.21)	(.22)	(.43)	10.70	.45	5,731		.38		1.95
12/31/14	10.73	.23	.37	.60	(.25)	— [11]	(.25)	11.08	5.59	4,977		.39		2.03
12/31/13	11.29	.22	(.43)	(.21)	(.23)	(.12)	(.35)	10.73	(1.89)	4,506		.39		2.01
12/31/12	10.99	.25	.36	.61	(.31)	—	(.31)	11.29	5.58	3,917		.39		2.23
Class 2:
12/31/16	10.58	.18	.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959		.63		1.65
12/31/15	10.95	.18	(.15)	.03	(.18)	(.22)	(.40)	10.58	.28	4,135		.63		1.69
12/31/14	10.61	.20	.36	.56	(.22)	— [11]	(.22)	10.95	5.28	4,565		.64		1.79
12/31/13	11.17	.19	(.43)	(.24)	(.20)	(.12)	(.32)	10.61	(2.16)	4,763		.64		1.76
12/31/12	10.87	.22	.36	.58	(.28)	—	(.28)	11.17	5.37	5,044		.64		1.97
Class 4:
12/31/16	10.61	.15	.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102		.88		1.41
12/31/15	11.01	.16	(.16)	—	(.18)	(.22)	(.40)	10.61	(.08)	59		.88		1.47
12/31/14	10.69	.16	.39	.55	(.23)	— [11]	(.23)	11.01	5.15	29		.89		1.43
12/31/13	11.29	.17	(.43)	(.26)	(.22)	(.12)	(.34)	10.69	(2.34)	3		.89		1.58
12/31/12[3,4]	11.55	.01	(.02)	(.01)	(.25)	—	(.25)	11.29	(.04)[5,6]	—	[7]	.02	[5,6]	.10	[5,6]

Global Bond Fund

Class 1:
12/31/16	$11.01	$.26	$.06	$.32	$(.09)	$(.02)	$(.11)	$11.22	2.92%	$1,115		.57%		2.26%
12/31/15	11.77	.27	(.71)	(.44)	(.01)	(.31)	(.32)	11.01	(3.75)	1,032		.57		2.34
12/31/14	11.88	.29	(.08)	.21	(.21)	(.11)	(.32)	11.77	1.71	1,194		.57		2.35
12/31/13	12.32	.28	(.58)	(.30)	—	(.14)	(.14)	11.88	(2.40)	1,093		.56		2.37
12/31/12	11.96	.28	.48	.76	(.29)	(.11)	(.40)	12.32	6.43	959		.56		2.29
Class 2:
12/31/16	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121		.82		2.01
12/31/15	11.72	.24	(.71)	(.47)	(.01)	(.31)	(.32)	10.93	(4.07)	1,208		.82		2.09
12/31/14	11.81	.26	(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386		.82		2.11
12/31/13	12.27	.25	(.57)	(.32)	—	(.14)	(.14)	11.81	(2.58)	1,496		.81		2.11
12/31/12	11.91	.25	.48	.73	(.26)	(.11)	(.37)	12.27	6.19	1,664		.81		2.06
Class 4:
12/31/16	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.76
12/31/15	11.70	.21	(.71)	(.50)	— [11]	(.31)	(.31)	10.89	(4.27)	6		1.07		1.86
12/31/14	11.87	.20	(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4		1.09		1.66
12/31/13	12.31	.27	(.57)	(.30)	—	(.14)	(.14)	11.87	(2.41)	—	[7]	.79		2.25
12/31/12[3,4]	12.53	.01	(.04)	(.03)	(.19)	—	(.19)	12.31	(.28)[5,6]	—	[7]	.02	[5,6]	.11	[5,6]

198	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

High-Income Bond Fund

Class 1:
12/31/16	$9.19	$.61		$1.02	$1.63	$(.64)	$—	$(.64)	$10.18	17.83%	$949		.49%		6.18%
12/31/15	10.54	.64		(1.36)	(.72)	(.63)	—	(.63)	9.19	(6.94)	1,017		.48		6.12
12/31/14	11.13	.67		(.59)	.08	(.67)	—	(.67)	10.54	.80	1,017		.48		5.90
12/31/13	11.16	.75		.01	.76	(.79)	—	(.79)	11.13	6.89	856		.48		6.54
12/31/12	10.54	.81		.64	1.45	(.83)	—	(.83)	11.16	13.90	894		.48		7.25
Class 2:
12/31/16	9.06	.58		1.01	1.59	(.61)	—	(.61)	10.04	17.69	799		.74		5.92
12/31/15	10.41	.60		(1.35)	(.75)	(.60)	—	(.60)	9.06	(7.30)	765		.73		5.85
12/31/14	10.99	.63		(.57)	.06	(.64)	—	(.64)	10.41	.63	929		.73		5.67
12/31/13	11.03	.71		.01	.72	(.76)	—	(.76)	10.99	6.60	1,061		.73		6.29
12/31/12	10.42	.78		.63	1.41	(.80)	—	(.80)	11.03	13.70	1,135		.73		7.00
Class 3:
12/31/16	9.22	.59		1.03	1.62	(.62)	—	(.62)	10.22	17.68	13		.67		5.99
12/31/15	10.57	.62		(1.37)	(.75)	(.60)	—	(.60)	9.22	(7.13)	12		.66		5.91
12/31/14	11.16	.65		(.59)	.06	(.65)	—	(.65)	10.57	.59	16		.66		5.74
12/31/13	11.18	.73		.02	.75	(.77)	—	(.77)	11.16	6.77	19		.66		6.36
12/31/12	10.56	.80		.63	1.43	(.81)	—	(.81)	11.18	13.67	21		.66		7.07
Class 4:
12/31/16	9.73	.60		1.07	1.67	(.61)	—	(.61)	10.79	17.29	21		.99		5.55
12/31/15	11.05	.62		(1.43)	(.81)	(.51)	—	(.51)	9.73	(7.42)	1		.98		5.51
12/31/14	11.12	.63		(.59)	.04	(.11)	—	(.11)	11.05	.35	—	[7]	.98		5.49
12/31/13	11.16	.67		.08	.75	(.79)	—	(.79)	11.12	6.81	—	[7]	.93		5.82
12/31/12[3,4]	11.80	.04		— [11]	.04	(.68)	—	(.68)	11.16	.34 [5,6]	—	[7]	.02	[5,6]	.35 [5,6]

Mortgage Fund

Class 1:
12/31/16	$10.61	$.15		$.11	$.26	$(.20)	$(.11)	$(.31)	$10.56	2.50%	$269		.46%		1.39%
12/31/15	10.70	.10		.13	.23	(.18)	(.14)	(.32)	10.61	2.09	272		.45		.89
12/31/14	10.23	.12		.45	.57	(.10)	—	(.10)	10.70	5.54	292		.45		1.12
12/31/13	10.47	.04		(.18)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)	198		.44		.35
12/31/12	10.37	.01		.25	.26	(.06)	(.10)	(.16)	10.47	2.57	87		.45		.08
Class 2:
12/31/16	10.59	.12		.12	.24	(.18)	(.11)	(.29)	10.54	2.25	63		.71		1.14
12/31/15	10.68	.07		.13	.20	(.15)	(.14)	(.29)	10.59	1.86	59		.70		.65
12/31/14	10.22	.10		.44	.54	(.08)	—	(.08)	10.68	5.23	52		.70		.91
12/31/13	10.46	—	[11]	(.17)	(.17)	(.05)	(.02)	(.07)	10.22	(1.68)	49		.69		(.02)
12/31/12	10.36	(.02)		.26	.24	(.04)	(.10)	(.14)	10.46	2.38	49		.70		(.16)
Class 4:
12/31/16	10.52	.09		.12	.21	(.14)	(.11)	(.25)	10.48	2.01	8		.96		.86
12/31/15	10.65	.04		.14	.18	(.17)	(.14)	(.31)	10.52	1.62	11		.97		.37
12/31/14	10.23	.05		.46	.51	(.09)	—	(.09)	10.65	4.98	1		.94		.47
12/31/13	10.47	.02		(.16)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)[6]	—	[7]	.38	[6]	.23 [6]
12/31/12[3,4]	10.60	—	[11]	.01	.01	(.06)	(.08)	(.14)	10.47	.09 [5,6]	—	[7]	.02	[5,6]	.04 [5,6]

See end of tables for footnotes.

American Funds Insurance Series	199

Financial highlights (continued)

		Income (loss) from investment operations[1]
			Net gains									Ratio of
	Net asset	Net	(losses) on			Net asset				Ratio of		net income
	value,	investment	securities (both		Total from	value,		Net assets,		expenses		(loss)
	beginning	income	realized and		investment	end	Total	end of period		to average		to average
Period ended	of period	(loss)	unrealized)		operations	of period	return	(in millions)		net assets		net assets

Ultra-Short Bond Fund

Class 1:
12/31/16[12]	$11.26	$.01	$—	[11]	$.01	$11.27	.09%	$37		.35%		.11%
12/31/15	11.28	(.03)	.01		(.02)	11.26	(.18)	39		.34		(.24)
12/31/14	11.31	(.03)	—		(.03)	11.28	(.27)	49		.34		(.26)
12/31/13	11.34	(.03)	—	[11]	(.03)	11.31	(.27)	57		.34		(.24)
12/31/12	11.36	(.03)	.01		(.02)	11.34	(.18)	66		.34		(.22)
Class 2:
12/31/16[12]	11.01	(.02)	—	[11]	(.02)	10.99	(.18)	297		.60		(.14)
12/31/15	11.06	(.05)	—	[11]	(.05)	11.01	(.45)	302		.59		(.49)
12/31/14	11.12	(.06)	—		(.06)	11.06	(.54)	331		.59		(.51)
12/31/13	11.17	(.05)	—	[11]	(.05)	11.12	(.45)	395		.59		(.49)
12/31/12	11.22	(.05)	—	[11]	(.05)	11.17	(.45)	459		.59		(.47)
Class 3:
12/31/16[12]	11.11	(.01)	—	[11]	(.01)	11.10	(.09)	4		.53		(.08)
12/31/15	11.16	(.05)	—	[11]	(.05)	11.11	(.45)	6		.52		(.42)
12/31/14	11.21	(.05)	—		(.05)	11.16	(.45)	8		.52		(.44)
12/31/13	11.26	(.05)	—	[11]	(.05)	11.21	(.44)	8		.52		(.42)
12/31/12	11.30	(.05)	.01		(.04)	11.26	(.35)	11		.52		(.40)
Class 4:
12/31/16[12]	11.17	(.04)	(.01)		(.05)	11.12	(.45)	13		.85		(.40)
12/31/15	11.25	(.08)	—	[11]	(.08)	11.17	(.71)	16		.85		(.74)
12/31/14	11.30	(.09)	.04		(.05)	11.25	(.44)	7		.84		(.77)
12/31/13	11.34	(.04)	—	[11]	(.04)	11.30	(.35)[6]	—	[7]	.37	[6]	(.32)[6]
12/31/12[3,4]	11.34	— [11]	—	[11]	— [11]	11.34	.00 [5,6]	—	[7]	.02	[5,6]	(.01)[5,6]

200	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

U.S. Government/AAA-Rated Securities Fund

Class 1:
12/31/16	$12.31	$.16	$.03	$.19	$(.20)	$(.25)	$(.45)	$12.05	1.44%	$1,467		.36%		1.31%
12/31/15	12.40	.13	.09	.22	(.21)	(.10)	(.31)	12.31	1.93	1,426		.35		1.02
12/31/14	11.94	.15	.48	.63	(.17)	—	(.17)	12.40	5.24	1,723		.35		1.24
12/31/13	12.75	.08	(.44)	(.36)	(.11)	(.34)	(.45)	11.94	(2.87)	1,584		.35		.67
12/31/12	13.00	.10	.18	.28	(.16)	(.37)	(.53)	12.75	2.22	1,809		.34		.75
Class 2:
12/31/16	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19	1,503		.61		1.05
12/31/15	12.29	.10	.09	.19	(.18)	(.10)	(.28)	12.20	1.59	1,579		.60		.79
12/31/14	11.83	.12	.47	.59	(.13)	—	(.13)	12.29	5.01	1,717		.60		1.00
12/31/13	12.63	.05	(.43)	(.38)	(.08)	(.34)	(.42)	11.83	(3.08)	1,801		.60		.42
12/31/12	12.89	.06	.18	.24	(.13)	(.37)	(.50)	12.63	1.91	1,995		.59		.50
Class 3:
12/31/16	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24	11		.54		1.12
12/31/15	12.43	.11	.09	.20	(.19)	(.10)	(.29)	12.34	1.64	11		.53		.85
12/31/14	11.96	.13	.48	.61	(.14)	—	(.14)	12.43	5.11	13		.53		1.08
12/31/13	12.76	.06	(.43)	(.37)	(.09)	(.34)	(.43)	11.96	(3.00)	14		.53		.47
12/31/12	13.01	.07	.19	.26	(.14)	(.37)	(.51)	12.76	2.02	20		.52		.58
Class 4:
12/31/16	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99	57		.86		.82
12/31/15	12.34	.07	.08	.15	(.17)	(.10)	(.27)	12.22	1.29	46		.85		.56
12/31/14	11.93	.06	.51	.57	(.16)	—	(.16)	12.34	4.76	21		.85		.50
12/31/13	12.75	.08	(.44)	(.36)	(.12)	(.34)	(.46)	11.93	(2.95)	—	[7]	.84		.68
12/31/12[3,4]	12.88	.01	(.01)	—	(.13)	—	(.13)	12.75	(.01)[5,6]	—	[7]	.02	[5,6]	.05	[5,6]

		Income (loss) from investment operations[1]			Dividends and distributions								Ratio of expenses		Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[13]		Net assets, end of period (in millions)		to average net assets before waivers/ reimburse- ments		to average net assets after waivers/ reimburse- ments[13]		Net effective expense ratio[13,14]		Ratio of net income to average net assets[13]

Managed Risk Growth Fund

Class P1:
12/31/16	$11.49	$.08	$.20	$.28	$(.05)	$(1.01)	$(1.06)	$10.71	2.89%[6]		$1		.50%[6]		.34%[6]		.68%[6]		.79%[6]
12/31/15	11.37	.09	.03	.12	—	—	—	11.49	1.06	[6]	—	[7]	.53	[6]	.29	[6]	.63	[6]	.80	[6]
12/31/14	11.43	.31	(.06)	.25	(.12)	(.19)	(.31)	11.37	2.18	[6]	—	[7]	.50	[6]	.32	[6]	.65	[6]	2.71	[6]
12/31/13[3,15]	10.00	.12	1.38	1.50	(.07)	—	(.07)	11.43	15.05	[5,6]	—	[7]	.88	[6,10]	.25	[6,10]	.58	[6,10]	1.64	[6,10]
Class P2:
12/31/16	11.43	.05	.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52		200		.79		.63		.97		.43
12/31/15	11.35	.04	.04	.08	—	—	—	11.43	.71		146		.89		.66		1.00		.31
12/31/14	11.43	.12	.08	.20	(.09)	(.19)	(.28)	11.35	1.77		79		.87		.69		1.02		1.01
12/31/13[3,15]	10.00	.12	1.37	1.49	(.06)	—	(.06)	11.43	14.94	[5,6]	28		1.05	[6,10]	.52	[6,10]	.85	[6,10]	1.69	[6,10]

See end of tables for footnotes.

American Funds Insurance Series	201

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions							Ratio of expenses		Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[13]	Net assets, end of period (in millions)		to average net assets before waivers/ reimburse- ments		to average net assets after waivers/ reimburse- ments[13]		Net effective expense ratio[13,14]		Ratio of net income to average net assets[13]

Managed Risk International Fund

Class P1:
12/31/16	$9.48	$.10	$(.35)	$(.25)	$(.12)	$(.22)	$(.34)	$8.89	(2.59)%[6]	$—	[7]	.39%[6]		.23%[6]		.74%[6]		1.15%[6]
12/31/15	10.10	.18	(.80)	(.62)	— [11]	—	— [11]	9.48	(6.12)[6]	—	[7]	.45	[6]	.21	[6]	.72	[6]	1.75	[6]
12/31/14	10.82	.14	(.71)	(.57)	(.15)	—	(.15)	10.10	(5.31)[6]	—	[7]	.50	[6]	.25	[6]	.76	[6]	1.33	[6]
12/31/13[3,15]	10.00	.13	.78	.91	(.09)	—	(.09)	10.82	9.08 [5,6]	—	[7]	1.05	[6,10]	.23	[6,10]	.73	[6,10]	1.92	[6,10]
Class P2:
12/31/16	9.43	.09	(.38)	(.29)	(.09)	(.22)	(.31)	8.83	(3.05)	97		.79		.63		1.14		.97
12/31/15	10.09	.13	(.79)	(.66)	— [11]	—	— [11]	9.43	(6.52)	83		.90		.66		1.17		1.30
12/31/14	10.82	.16	(.77)	(.61)	(.12)	—	(.12)	10.09	(5.68)	46		.91		.67		1.18		1.51
12/31/13[3,15]	10.00	.18	.72	.90	(.08)	—	(.08)	10.82	8.99 [5,6]	17		1.19	[6,10]	.44	[6,10]	.94	[6,10]	2.66	[6,10]

Managed Risk Blue Chip Income and Growth Fund

Class P1:
12/31/16	$10.80	$.20	$1.25	$1.45	$(.21)	$(.37)	$(.58)	$11.67	13.77%[6]	$—	[7]	.43%[6]		.27%[6]		.67%[6]		1.83%[6]
12/31/15	11.70	.19	(1.02)	(.83)	(.07)	—	(.07)	10.80	(7.07)[6]	—	[7]	.50	[6]	.27	[6]	.66	[6]	1.64	[6]
12/31/14	11.05	.40	.55	.95	(.30)	—	(.30)	11.70	8.58 [6]	—	[7]	.50	[6]	.31	[6]	.70	[6]	3.43	[6]
12/31/13[3,15]	10.00	.20	1.01	1.21	(.16)	—	(.16)	11.05	12.16 [5,6]	—	[7]	.84	[6,10]	.24	[6,10]	.64	[6,10]	2.80	[6,10]
Class P2:
12/31/16	10.76	.23	1.18	1.41	(.19)	(.37)	(.56)	11.61	13.39	291		.79		.63		1.03		2.04
12/31/15	11.67	.18	(1.05)	(.87)	(.04)	—	(.04)	10.76	(7.43)	137		.89		.66		1.05		1.57
12/31/14	11.05	.50	.40	.90	(.28)	—	(.28)	11.67	8.10	98		.88		.69		1.08		4.27
12/31/13[3,15]	10.00	.28	.92	1.20	(.15)	—	(.15)	11.05	12.05 [5,6]	26		1.04	[6,10]	.54	[6,10]	.94	[6,10]	3.91	[6,10]

Managed Risk Growth-Income Fund

Class P1:
12/31/16	$11.25	$.16	$.52	$.68	$(.16)	$(.70)	$(.86)	$11.07	6.49%[6]	$1		.52%[6]		.36%[6]		.64%[6]		1.46%[6]
12/31/15	11.67	.25	(.63)	(.38)	(.04)	—	(.04)	11.25	(3.27)[6]	1		.56	[6]	.31	[6]	.59	[6]	2.17	[6]
12/31/14	11.50	.35	.21	.56	(.14)	(.25)	(.39)	11.67	4.85 [6]	—	[7]	.45	[6]	.25	[6]	.52	[6]	2.94	[6]
12/31/13[3,15]	10.00	.14	1.47	1.61	(.11)	—	(.11)	11.50	16.15 [5,6]	—	[7]	.92	[6,10]	.23	[6,10]	.50	[6,10]	2.01	[6,10]
Class P2:
12/31/16	11.22	.12	.52	.64	(.14)	(.70)	(.84)	11.02	6.08	160		.79		.63		.91		1.13
12/31/15	11.65	.12	(.54)	(.42)	(.01)	—	(.01)	11.22	(3.64)	122		.89		.66		.94		1.04
12/31/14	11.50	.16	.35	.51	(.11)	(.25)	(.36)	11.65	4.42	76		.87		.69		.96		1.38
12/31/13[3,15]	10.00	.20	1.40	1.60	(.10)	—	(.10)	11.50	16.04 [5,6]	24		1.09	[6,10]	.50	[6,10]	.77	[6,10]	2.73	[6,10]

Managed Risk Asset Allocation Fund

Class P1:
12/31/16	$11.72	$.19	$.67	$.86	$(.19)	$(.37)	$(.56)	$12.02	7.57%	$1,217		.43%		.38%		.66%		1.65%
12/31/15	12.29	.25	(.34)	(.09)	(.22)	(.26)	(.48)	11.72	(.83)	712		.54		.40		.68		2.06
12/31/14	11.93	.13	.26	.39	(.03)	—	(.03)	12.29	3.24	277		.53		.48		.76		1.04
12/31/13	9.99	.27	1.81	2.08	(.14)	—	(.14)	11.93	20.82 [6]	112		.55	[6]	.47	[6]	.75	[6]	2.37	[6]
12/31/12[3,16]	10.00	.15	(.03)	.12	(.13)	—	(.13)	9.99	1.24 [5,6]	—	[7]	.15	[6,10]	.07	[6,10]	.37	[6,10]	1.72	[6,10]
Class P2:
12/31/16	11.71	.14	.69	.83	(.16)	(.37)	(.53)	12.01	7.27	2,342		.68		.63		.91		1.20
12/31/15	12.27	.14	(.26)	(.12)	(.18)	(.26)	(.44)	11.71	(1.07)	1,953		.79		.66		.94		1.16
12/31/14	11.93	.16	.19	.35	(.01)	—	(.01)	12.27	2.91	1,780		.79		.73		1.01		1.33
12/31/13	9.99	.28	1.77	2.05	(.11)	—	(.11)	11.93	20.58 [6]	795		.80	[6]	.73	[6]	1.01	[6]	2.43	[6]
12/31/12[3,16]	10.00	.17	(.05)	.12	(.13)	—	(.13)	9.99	1.21 [5,6]	—	[7]	.24	[6,10]	.11	[6,10]	.41	[6,10]	2.38	[6,10]

202	American Funds Insurance Series

Portfolio turnover rate for all share classes	Period ended December 31
including mortgage dollar roll transactions[17]	2016	2015	2014	2013		2012
Global Growth Fund	27%	29%	22%	39%		22%
Global Small Capitalization Fund	40	36	28	36		40
Growth Fund	26	20	29	19		21
International Fund	31	37	18	21		29
New World Fund	32	39	36	43		32
Blue Chip Income and Growth Fund	30	26	37	30		36
Global Growth and Income Fund	57	37	28	31		30
Growth-Income Fund	27	25	25	19		25
International Growth and Income Fund	32	35	34	34		31
Capital Income Builder Fund	53	128	35 [5,9]
Asset Allocation Fund	83	76	88	74		61
Global Balanced Fund	65	76	73	81		80
Bond Fund	375	434	365	354		253
Global Bond Fund	154	159	200	213		160
High-Income Bond Fund	89	66	54	64		48
Mortgage Fund	713	1103	790	715		444
Ultra-Short Bond Fund	300 [5,12]
U.S. Government/AAA-Rated Securities Fund	539	901	387	621		447
Managed Risk Growth Fund	15	16	22	10	[5,15]
Managed Risk International Fund	26	15	22	6	[5,15]
Managed Risk Blue Chip Income and Growth Fund	9	20	22	3	[5,15]
Managed Risk Growth-Income Fund	14	11	28	2	[5,15]
Managed Risk Asset Allocation Fund	3	3	3	3		—	[5,16,18]

Portfolio turnover rate for all share classes	Period ended December 31
excluding mortgage dollar roll transactions[17]	2016	2015	2014	2013		2012

Capital Income Builder	41%	38%	24%[5,9]
Asset Allocation Fund	43	28	42
Global Balanced Fund	43	36	40
Bond Fund	108	141	121	Not available
Global Bond Fund	70	88	134
Mortgage Fund	113	138	108
U.S. Government/AAA-Rated Securities Fund	273	352	88

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2014, reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	Class 4 shares were offered beginning December 14, 2012.
[5]	Not annualized.
[6]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[7]	Amount less than $1 million.
[8]	As revised to correct the December 31, 2015, net investment income (loss) per share, net (losses) gains on securities (both realized and unrealized) per share and ratio of net income (loss) to average net assets for Classes 1, 2 and 4. Amounts previously presented were as follows: Class 1 – $.26, $(.40), 2.04%, Class 2 –$.24, $(.41), 1.84% and Class 4 – $.19, $(.39), 1.46%.
[9]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[10]	Annualized.
[11]	Amount less than $.01.
[12]	On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.
[13]	This column reflects the impact of certain waivers/reimbursements by CRMC. CRMC waived a portion of investment advisory services and reimbursed a portion of miscellaneous fees and expenses for the managed risk funds.
[14]	Ratio reflects weighted average net expense ratio of the underlying fund for the period presented, which is unaudited. See Expense Example for further information regarding fees and expenses.
[15]	For the period May 1, 2013, commencement of operations, through December 31, 2013.
[16]	For the period September 28, 2012, commencement of operations, through December 31, 2012.
[17]	Refer to Note 5 for further information on mortgage dollar rolls.
[18]	Amount less than 1%.

American Funds Insurance Series	203

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolios for Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, NewWorld Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, Ultra-Short Bond Fund, U.S. Government/AAA-Rated Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (twenty-three of the portfolios constituting American Funds Insurance Series, hereafter referred to as the “Series”) as of December 31, 2016, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

February 7, 2017

204	American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2016, through December 31, 2016).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series	205

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	7/1/2016	12/31/2016	period[1]	ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,043.29	$2.88	.56%
Class 1 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 2 – actual return	1,000.00	1,041.89	4.17	.81
Class 2 – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 4 – actual return	1,000.00	1,040.54	5.45	1.06
Class 4 – assumed 5% return	1,000.00	1,019.86	5.40	1.06
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,064.44	$3.85	.74%
Class 1 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 2 – actual return	1,000.00	1,063.40	5.15	.99
Class 2 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 4 – actual return	1,000.00	1,061.80	6.44	1.24
Class 4 – assumed 5% return	1,000.00	1,018.95	6.31	1.24
Growth Fund
Class 1 – actual return	$1,000.00	$1,085.86	$1.84	.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 2 – actual return	1,000.00	1,084.57	3.15	.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 3 – actual return	1,000.00	1,084.95	2.79	.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 – actual return	1,000.00	1,083.21	4.46	.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33	.85
International Fund
Class 1 – actual return	$1,000.00	$1,049.11	$2.84	.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 – actual return	1,000.00	1,047.65	4.08	.79
Class 2 – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 3 – actual return	1,000.00	1,047.94	3.77	.73
Class 3 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 4 – actual return	1,000.00	1,046.06	5.42	1.05
Class 4 – assumed 5% return	1,000.00	1,019.91	5.35	1.05
NewWorld Fund
Class 1 – actual return	$1,000.00	$1,031.34	$3.94	.77%
Class 1 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 2 – actual return	1,000.00	1,029.45	5.22	1.02
Class 2 – assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class 4 – actual return	1,000.00	1,028.63	6.49	1.27
Class 4 – assumed 5% return	1,000.00	1,018.80	6.46	1.27
Blue Chip Income and Growth Fund
Class 1 – actual return	$1,000.00	$1,082.29	$2.15	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 2 – actual return	1,000.00	1,080.20	3.46	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 – actual return	1,000.00	1,079.19	4.77	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91

206	American Funds Insurance Series

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	7/1/2016	12/31/2016	period[1]	ratio
Global Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,056.38	$3.27	.63%
Class 1 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 2 – actual return	1,000.00	1,055.08	4.56	.88
Class 2 – assumed 5% return	1,000.00	1,020.77	4.48	.88
Class 4 – actual return	1,000.00	1,053.55	5.85	1.13
Class 4 – assumed 5% return	1,000.00	1,019.51	5.75	1.13
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,083.03	$1.52	.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 2 – actual return	1,000.00	1,081.39	2.83	.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 – actual return	1,000.00	1,081.82	2.47	.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 – actual return	1,000.00	1,080.22	4.14	.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02	.79
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,005.09	$3.39	.67%
Class 1 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 2 – actual return	1,000.00	1,003.53	4.65	.92
Class 2 – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 4 – actual return	1,000.00	1,001.97	5.90	1.17
Class 4 – assumed 5% return	1,000.00	1,019.31	5.96	1.17
Capital Income Builder
Class 1 – actual return	$1,000.00	$987.64	$2.76	.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 – actual return	1,000.00	986.81	4.01	.80
Class 2 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 4 – actual return	1,000.00	986.19	5.21	1.04
Class 4 – assumed 5% return	1,000.00	1,019.96	5.30	1.04
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,047.34	$1.50	.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 2 – actual return	1,000.00	1,046.18	2.79	.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 – actual return	1,000.00	1,046.72	2.42	.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 – actual return	1,000.00	1,045.08	4.07	.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02	.79
Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,011.53	$3.75	.74%
Class 1 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 2 – actual return	1,000.00	1,009.92	5.02	.99
Class 2 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 4 – actual return	1,000.00	1,009.06	6.33	1.25
Class 4 – assumed 5% return	1,000.00	1,018.90	6.36	1.25

See end of table for footnote.

American Funds Insurance Series	207

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	7/1/2016	12/31/2016	period[1]	ratio
Bond Fund
Class 1 – actual return	$1,000.00	$977.61	$1.89	.38%
Class 1 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 2 – actual return	1,000.00	976.12	3.14	.63
Class 2 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 4 – actual return	1,000.00	975.90	4.38	.88
Class 4 – assumed 5% return	1,000.00	1,020.77	4.48	.88
Global Bond Fund
Class 1 – actual return	$1,000.00	$952.96	$2.86	.58%
Class 1 – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 2 – actual return	1,000.00	951.31	4.08	.83
Class 2 – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 4 – actual return	1,000.00	949.93	5.26	1.07
Class 4 – assumed 5% return	1,000.00	1,019.81	5.45	1.07
High-Income Bond Fund
Class 1 – actual return	$1,000.00	$1,081.95	$2.57	.49%
Class 1 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 2 – actual return	1,000.00	1,082.08	3.88	.74
Class 2 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 3 – actual return	1,000.00	1,081.19	3.51	.67
Class 3 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 4 – actual return	1,000.00	1,079.98	5.19	.99
Class 4 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Mortgage Fund
Class 1 – actual return	$1,000.00	$996.10	$2.42	.48%
Class 1 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 2 – actual return	1,000.00	994.87	3.67	.73
Class 2 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 4 – actual return	1,000.00	993.79	4.92	.98
Class 4 – assumed 5% return	1,000.00	1,020.27	4.99	.98
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,000.89	$1.77	.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 2 – actual return	1,000.00	999.09	3.02	.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 3 – actual return	1,000.00	999.10	2.67	.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 – actual return	1,000.00	998.21	4.28	.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33	.85
U.S. Government/AAA-Rated Securities Fund
Class 1 – actual return	$1,000.00	$975.11	$1.79	.36%
Class 1 – assumed 5% return	1,000.00	1,023.33	1.83	.36
Class 2 – actual return	1,000.00	973.55	3.03	.61
Class 2 – assumed 5% return	1,000.00	1,022.07	3.10	.61
Class 3 – actual return	1,000.00	973.54	2.68	.54
Class 3 – assumed 5% return	1,000.00	1,022.42	2.75	.54
Class 4 – actual return	1,000.00	971.88	4.26	.86
Class 4 – assumed 5% return	1,000.00	1,020.81	4.37	.86

208	American Funds Insurance Series

	Beginning	Ending	Expenses		Effective	Effective
	account value	account value	paid during	Annualized	expenses paid	annualized
	7/1/2016	12/31/2016	period[1,2]	expense ratio[2]	during period[3]	expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,057.26	$1.81	.35%	$3.53	.68%
Class P1 – assumed 5% return	1,000.00	1,023.44	1.79	.35	3.47	.68
Class P2 – actual return	1,000.00	1,055.55	3.26	.63	5.03	.97
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	4.94	.97
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,007.94	$1.06	.21%	$3.75	.74%
Class P1 – assumed 5% return	1,000.00	1,024.15	1.07	.21	3.77	.74
Class P2 – actual return	1,000.00	1,006.84	3.19	.63	5.77	1.14
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	5.80	1.14
Managed Risk Blue Chip Income and Growth Fund
Class P1 – actual return	$1,000.00	$1,065.91	$1.41	.27%	$3.49	.67%
Class P1 – assumed 5% return	1,000.00	1,023.84	1.38	.27	3.41	.67
Class P2 – actual return	1,000.00	1,064.53	3.28	.63	5.36	1.03
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	5.24	1.03
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,062.86	$1.87	.36%	$3.33	.64%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.26	.64
Class P2 – actual return	1,000.00	1,061.07	3.27	.63	4.73	.91
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	4.63	.91
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,041.65	$1.96	.38%	$3.40	.66%
Class P1 – assumed 5% return	1,000.00	1,023.29	1.94	.38	3.36	.66
Class P2 – actual return	1,000.00	1,040.09	3.24	.63	4.68	.91
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	4.63	.91

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series	209

Approval of Investment Advisory and Service Agreement — American Funds Insurance Series

The American Funds Insurance Series’ board has approved the series Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2018. The agreement was amended to reflect the redesignation of Cash Management Fund as Ultra-Short Bond Fund. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under each fund’s agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through June 30, 2016. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Global Growth Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were higher than both benchmarks over the three-year, five-year and 10-year periods, as well as over the lifetime of the fund since April 30, 1997, but were lower for the six-month and one-year periods.

Global Small Capitalization Fund seeks to provide long-term growth of capital by investing primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Small/Mid-Cap Funds Average and (ii) the MSCI All Country World Small Cap Index. They noted that the fund’s investment results were higher than the benchmarks over the lifetime of the fund since April 30, 1998, below the benchmarks for the six-month, one-year, five-year and 10-year periods, and were mixed for the three-year period. The board noted that the fund’s investment results exceeded those of its benchmarks for five of the past ten calendar years.

210	American Funds Insurance Series

Growth Fund seeks to provide growth of capital by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Capital Appreciation Funds Average, (ii) the Lipper Growth Funds Average and (iii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than all three benchmarks over the three-year period and lifetime of the fund since February 8, 1984, and were mixed for the six-month, one-year, five-year and 10-year periods.

International Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies domiciled outside the United States. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average and (ii) the MSCI All Country World Index ex USA. They noted that the fund’s investment results were higher than both benchmarks over the three-year, five-year and 10-year periods and over the lifetime of the fund since May 1, 1990, below the benchmarks for the one-year period, and mixed for the six-month period.

New World Fund seeks long-term capital appreciation by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Emerging Markets Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were higher than the benchmarks over the 10-year period and lifetime of the fund since June 17, 1999, and were mixed for the six-month, one-year, three-year and five-year periods.

Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal by investing primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States, with market capitalizations of $4 billion and above. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were above both benchmarks over the six-month, one-year, three-year and five-year periods and lifetime of the fund since July 5, 2001, and were mixed for the 10-year period.

Global Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in well-established companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were higher than all of the comparisons.

Growth-Income Fund seeks to provide long-term growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than both benchmarks over the three-year period and lifetime of the fund since February 8, 1984, and were mixed for the six-month, one-year, five-year and 10-year periods.

International Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in stocks of larger, well-established companies domiciled outside the United States, including in developing countries. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average and (ii) the MSCI All Country World Index ex USA. They noted that the fund’s investment results were higher than all of the comparisons.

American Funds Insurance Series	211

Capital Income Builder seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Equity Income Funds Average, (ii) the MSCI All Country World Index, (iii) the Bloomberg Barclays U.S. Aggregate Index and (iv) a customized index composed of 70% MSCI index and 30% Bloomberg Barclays index. They noted that the fund’s investment results were above all benchmarks for the six-month period and above all benchmarks, except the Bloomberg Barclays index, for the one-year period and lifetime of the fund since May 1, 2014.

Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term by investing in a diversified portfolio of stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Balanced Funds Average, (ii) the Bloomberg Barclays U.S. Aggregate Index, (iii) the Standard and Poor’s 500 Composite Index and (iv) a customized index composed of 60% S&P 500 index and 40% Bloomberg Barclays index. They noted that for the five-year period and lifetime of the fund since August 1, 1989, the fund’s investment results were above all benchmarks, except for the S&P 500 index, and for the six-month and one-year periods the fund’s investment results were above all benchmarks, except for the Bloomberg Barclays index. For the three-year and 10-year periods, the fund’s investment results were mixed.

Global Balanced Fund seeks the balanced accomplishment of three objectives — long-term growth of capital, conservation of principal and current income — by investing in equity and debt securities of companies around the world that offer the opportunity for growth and/or provide dividend income, while also constructing its portfolio to protect principal and limit volatility. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Flexible Portfolio Funds Average, (ii) the Bloomberg Barclays Global Aggregate Bond Index, (iii) the MSCI All Country World Index and (iv) a customized index composed of 60% MSCI index and 40% Bloomberg Barclays index. They noted that for the one-year period, the fund’s investment results were above all benchmarks, except for the Bloomberg Barclays index, and for the five-year period, the fund’s results were above all benchmarks, except for the MSCI index. They also noted that for the lifetime of the fund since May 2, 2011, the fund’s results were above all benchmarks, except for the Lipper average, and were mixed for the six-month and three-year periods.

Bond Fund seeks to maximize current income and preserve capital by investing primarily in bonds. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Core Bond Funds Average and (ii) the Bloomberg Barclays U.S. Aggregate Index. They noted that the fund’s investment results were above the Lipper average and the Bloomberg Barclays index for the six-month, one-year and three-year periods, but below both benchmarks for the 10-year period, and mixed for the five-year period and for the lifetime of the fund since January 2, 1996.

212	American Funds Insurance Series

Global Bond Fund seeks to provide a high level of total return by investing primarily in debt securities of governmental, supranational and corporate issuers domiciled in various countries and denominated in various currencies, including U.S. dollars. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Income Funds Index and (ii) the Bloomberg Barclays Global Aggregate Bond Index. They noted that the fund’s results were higher than both benchmarks for the lifetime of the fund since October 4, 2006. They also noted that the fund’s investment results were mixed for the six-month, one-year, three-year and five-year periods.

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper High Yield Funds Average and (ii) the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index. They noted that the fund’s investment results were higher than the Lipper average over the lifetime of the fund since February 8, 1984 (data for the Bloomberg Barclays index was not available for the period), below both benchmarks for the one-year, three-year, five-year and 10-year periods, and were mixed for the six-month period.

Mortgage Fund seeks to provide current income and preservation of capital by investing in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper GNMA Funds Average, (ii) the Lipper Intermediate U.S. Government Funds Average and (iii) the Bloomberg Barclays U.S. Mortgage-Backed Securities Index. They noted that the fund’s results were above all the benchmarks over the five-year period, as well as the lifetime of the fund since May 2, 2011. They also noted that the fund’s investment results were above the Lipper averages but below the Bloomberg Barclays index for the one-year and three-year periods, and were mixed for the six-month period.

Ultra-Short Bond Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Ultra Short Obligation Funds Average, (ii) the Lipper Money Market Funds Average and (iii) the Bloomberg Barclays Short-Term Government/ Corporate Index. They noted that the fund’s investment results were lower than all of the comparisons, but that it had converted from a cash management fund on May 1, 2016.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper General U.S. Government Funds Average and (ii) the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index. They noted that the fund’s investment results were above the Lipper average but below the Bloomberg Barclays index for the one-year, three-year, five-year and 10-year periods, as well as over the lifetime of the fund since December 2, 1985. They also noted that the fund’s results were lower than both comparisons for the six-month period.

American Funds Insurance Series	213

The board and the committee concluded that each fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the funds indicated that its continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that the expenses of each fund were less than the median fees and expenses of the other funds included in its Lipper category described above. They also observed that each fund’s advisory fees were at or less than the median fees of the other funds included in its Lipper category, other than the Bond Fund and Ultra-Short Bond Fund.

The board and the committee also considered the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding advisory fees charged to clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by each fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services provided, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the funds. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

214	American Funds Insurance Series

Approval of Investment Advisory and Service Agreement and Subadvisory Agreement — American Funds Insurance Series Managed Risk Funds

The American Funds Insurance Series’ board has approved the series’ Investment Advisory and Service Agreement (the “advisory agreement”) with Capital Research and Management Company (“CRMC”) with respect to the Managed Risk Funds for an additional one-year term through January 31, 2018. The board has also approved the series’ Subadvisory Agreement (the “subadvisory agreement”) with CRMC and Milliman Financial Risk Management LLC (“Milliman FRM”) with respect to these funds for the same term. The advisory and subadvisory agreements are jointly referred to below as the “agreements.” The board approved the agreements following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreements was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreements, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of the oversight of Milliman FRM’s services provided by CRMC, the administrative, compliance and shareholder services provided by CRMC to the funds under the agreements and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

The board and the committee also considered the depth and quality of Milliman FRM’s investment management process, including its experience in applying the Milliman Managed Risk Strategy to other funds of the series and risk management services for other clients; the experience, capability and integrity of its senior management and other personnel; and the services provided to each fund under the subadvisory agreement. The board and the committee concluded that the nature, extent and quality of the services provided by Milliman FRM have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through June 30, 2016. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Managed Risk Growth Fund seeks to provide growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Growth Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were lower than all of the comparisons. In addition, they noted that the total return of the fund for the one-year period and for the lifetime of the fund through June 30, 2016, were below that of a composite index composed of 70% of the S&P 500 index and 30% of a mix of money market securities.

American Funds Insurance Series	215

Managed Risk International Fund seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper International Funds Average and (ii) the MSCI All Country World Index ex USA. They noted that the fund’s investment results were lower than all of the comparisons. In addition, they noted that the total return of the fund for the lifetime of the fund through June 30, 2016, was above that of a composite index composed of 70% of the MSCI index and 30% of a mix of money market securities, and below the composite index for the one-year period ended June 30, 2016.

Managed Risk Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Growth and Income Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were above both benchmarks for the six-month period. They also noted that the fund’s results were below both benchmarks for the three-year period and for the lifetime of the fund since May 1, 2013, and were mixed for the one-year period. In addition, they noted that the total return of the fund for the one-year period and for the lifetime of the fund through June 30, 2016, were below that of a composite index composed of 70% of the S&P 500 index and 30% of a mix of money market securities.

Managed Risk Growth-Income Fund seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Growth and Income Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were lower than all of the comparisons. In addition, they noted that the total return of the fund for the one-year period and for the lifetime of the fund through June 30, 2016, were below that of a composite index composed of 70% of the S&P 500 index and 30% of a mix of money market securities.

Managed Risk Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Balanced Funds Average, (ii) the Bloomberg Barclays U.S. Aggregate Index and (iii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than the Bloomberg Barclays index but below the S&P 500 index for the lifetime of the fund since October 1, 2012. They also noted the fund’s investment results were below the Bloomberg Barclays index and the S&P 500 index for the six-month and one-year periods, and were mixed for the three-year period. In addition, they noted that the total return of the fund for the one-year period through June 30, 2016, and for the period September 28, 2012, through June 30, 2016, were below that of a composite index composed of 60% of the S&P 500 index, 30% of the Bloomberg Barclays index and 10% of a mix of money market securities.

The board and the committee reviewed the standard deviation of investment results of each fund based on monthly returns, for the one-year period and for the lifetime of each fund through June 30, 2016, a measure of the fund’s volatility, with the volatility for the periods of the composite index and of a group of funds with volatility management strategies identified by management. They noted that the volatility of each fund was greater than that of the composite index and most of the selected funds for the one-year and lifetime periods except Managed Risk Growth Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund, which were lower for the one-year period. In addition, they noted that the volatility of Managed Risk International Fund and Managed Risk Asset Allocation Fund were lower for both periods. The board and committee also noted, however, that for those periods the equity markets did not encounter sustained large market declines of the type that Milliman FRM’s volatility management program was designed to protect against. The board and the committee concluded that each fund’s investment results and the results

216	American Funds Insurance Series

of the services provided by Milliman FRM have been satisfactory for renewal of the agreement, and that CRMC’s and Milliman FRM’s record in managing the funds indicated that their continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. The board and the committee noted CRMC’s waiver of a portion of the advisory fee payable by each fund under the advisory agreement, CRMC’s commitment not to remove the waiver without board approval and CRMC’s agreement to pay the fees due Milliman FRM under the subadvisory agreement. They observed that each fund’s total advisory fees and expenses were at or near the median of the other funds in its Lipper category described above.

The board and the committee also considered the breakpoint discounts in each underlying fund’s advisory fee structure that reduce the level of fees charged by CRMC to the underlying fund as its assets increase. In addition, they reviewed information regarding advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fee schedule for the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and marketing differences between advising the funds and the other clients. They also reviewed the fees paid to Milliman FRM by other funds which it advised or subadvised. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services that CRMC provided, directly and through Milliman FRM, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the funds. The Board and the committee also reviewed similar ancillary benefits received by Milliman FRM as a result of its relationship with the series. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by the funds.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

American Funds Insurance Series	217

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2009	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	80	General Finance Corporation
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	80	Mercury General Corporation
Leonard R. Fuller, 1946	1999	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	80	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2010	Private investor	80	None
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	79	MasterCard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2010	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	76	None
Frank M. Sanchez, 1943	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	76	None
Margaret Spellings, 1957	2010	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	81	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1949	2010	President Emeritus and University Professor, The University of Tulsa	79	None

Interested trustee4,5

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Vice Chairman of the Board	1998	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	31	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

218	American Funds Insurance Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 President	1998	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Michael J. Downer, 1955 Executive Vice President	1991	Director, Senior Vice President and Secretary, Capital Research and Management Company; Chairman of the Board, Capital Bank and Trust Company[6]
John H. Smet, 1956 Senior Vice President	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Martin Jacobs, 1962 Vice President	2016	Partner — Capital World Investors, Capital Research and Management Company
Carl M. Kawaja, 1964 Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] Director, Capital International Asset Management (Canada), Inc.[6]
Sung Lee, 1966 Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Maria T. Manotok, 1974 Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Guardian Trust Company[6]
S. Keiko McKibben, 1969 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Renaud H. Samyn, 1974 Vice President	2010	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Dylan Yolles, 1969 Vice President	2012	Partner — Capital International Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of S. Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series	219

Offices of the series and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment subadviser

Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606

Custodians of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Bank of New York Mellon
(Managed Risk Funds only)
One Wall Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete December 31, 2016, portfolios of American Funds Insurance Series investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2017, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

220	American Funds Insurance Series

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying fund in certain rising market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2017 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record for American Funds Insurance Series®.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series (AFIS) portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

AFIS equity funds have beaten their comparable Lipper indexes in 89% of 10-year periods and 100% of 20-year periods. AFIS fixed income funds have beaten comparable Lipper indexes in 52% of 10-year periods and 81% of 20-year periods.2 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.3

[1]	Based on the American Funds Insurance Series prospectus supplement dated January 1, 2017.
[2]	Based on Class 2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Balanced Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), High Yield Funds Index (High-Income Bond Fund) and General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund.
[3]	Based on management fees for the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

Lit. No. INGEARX-998-0217P   Litho in USA RCG/Q/8074-S55674

American Funds Insurance Series® Portfolio SeriesSM Annual report for the year ended December 31, 2016

American Funds Insurance Series — Portfolio Series, from Capital Group, serves as an underlying investment vehicle for variable annuities and insurance products. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

American Funds Global Growth PortfolioSM seeks to provide long-term growth of capital.

American Funds Growth and Income PortfolioSM seeks to provide long-term growth of capital while providing current income.

American Funds Managed Risk Growth PortfolioSM seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

American Funds Managed Risk Growth and Income PortfolioSM seeks to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection.

American Funds Managed Risk Global Allocation PortfolioSM seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2016. Also shown are the estimated gross and net expense ratios as of the series prospectus dated May 1, 2017 (unaudited):

		Lifetime	Gross	Net
	1 year	(since 5/1/15)	expense ratio	expense ratio

American Funds Global Growth Portfolio, Class 4	4.42%	–0.80%	1.37%	1.18%
American Funds Growth and Income Portfolio, Class 4	6.41	1.38	1.01	1.00
American Funds Managed Risk Growth Portfolio, Class P2	3.97	–0.86	1.15	1.01
American Funds Managed Risk Growth and Income Portfolio, Class P2	3.70	–1.21	1.21	1.07
American Funds Managed Risk Global Allocation Portfolio, Class P2	1.08	–3.46	1.32	1.18

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets for Class P2 shares. In addition, the investment adviser is currently reimbursing a portion of the other expenses on all portfolio series funds. Investment results and net expense ratios shown reflect the waiver and reimbursements, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018, unless modified or terminated by the series board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the series board.

Investment allocations may not achieve fund objectives. There are expenses associated with the underlying funds in addition to fund of funds expenses. The funds’ risks are directly related to the risks of the underlying funds. Underlying fund allocations are as of December 31, 2016. Allocation percentages and underlying funds are subject to the Portfolio Oversight Committee’s discretion and will evolve over time. Underlying funds may be added or removed during the year. Investing outside the United States involves risks such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in all the series prospectuses. These risks may be heightened in connection with investments in developing countries. Small-company stocks entail additional risks, and they can fluctuate in price more than larger company stocks. The return of principal for bond funds and funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Contents

1	Letter to investors

3	The value of a $10,000 investment

Investment portfolios

7	American Funds Global Growth Portfolio

8	American Funds Growth and Income Portfolio

9	American Funds Managed Risk Growth Portfolio

10	American Funds Managed Risk Growth and Income Portfolio

12	American Funds Managed Risk Global Allocation Portfolio

14	Financial statements

Fellow investors:

We are pleased to present this report for American Funds Insurance Series (AFIS) — Portfolio Series, a suite of funds that offers variable annuity investors objective-based portfolios to help meet retirement goals. The fund’s portfolios are actively monitored to keep them aligned with their objectives; this monitoring is conducted by the Portfolio Oversight Committee, a group of seven investment professionals with decades of industry experience.

Amid signs of economic stabilization, global stocks on the whole rallied in 2016. Accommodative central bank stimulus measures in a number of countries, combined with a strong recovery in oil prices, helped to offset concerns around China’s sluggish growth and the ramifications of Britain’s decision to leave the European Union. U.S. stocks closed higher, led by generally positive economic data and hopes that the new presidential administration would follow through on campaign pledges to cut taxes, reduce regulations and increase infrastructure spending. Higher oil and commodity prices also lifted the U.S. market, as energy prices rebounded from the selloff early in the year. In December 2016, the Fed raised interest rates for the second time in nearly a decade.

European stocks on the whole rose in local currency terms, despite growing political tensions. Shortly after the Brexit decision, investor sentiment reversed course when it became apparent that the European and U.K. economies would not suffer immediate consequences.

For the 12 months ended December 31, 2016, the Standard & Poor’s 500 Composite Index1, a market capitalization-weighted index based on the results of 500 widely held common stocks, increased 11.96%. The Bloomberg Barclays U.S. Aggregate Index2, which measures investment-grade U.S. bonds (rated BBB/Baa and above)3, registered a gain of 2.65%, while the Bloomberg Barclays Global Aggregate Index2, a measure of global investment-grade bonds (rated BBB/Baa and above)3, rose 2.09%.

Each portfolio in the series recorded a positive return. It is important to note that the managed risk portfolios employ a risk-management overlay. As such, the portfolios may lag in a strong market environment, but they have been designed to reduce volatility and provide downside protection, which can be very beneficial to certain investors.

See page 2 for footnotes.

American Funds Insurance Series – Portfolio Series	1

American Funds Global Growth Portfolio rose 4.42%. By comparison, the MSCI ACWI (All Country World Index)4, a free float-adjusted, market capitalization-weighted index designed to measure the results of more than 40 developed and emerging equity markets, advanced 7.86%.

American Funds Growth and Income Portfolio gained 6.41%. The 70%/30% S&P 500/Bloomberg Barclays U.S. Aggregate Index5, which is a blend of the Standard & Poor’s 500 Composite Index and the Bloomberg Barclays U.S. Aggregate Index, climbed 9.23%.

American Funds Managed Risk Growth Portfolio recorded a return of 3.97%. Standard & Poor’s 500 Managed Risk Index – Moderate6 gained 7.27%. Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive6 advanced 7.67%. The 75%/25% S&P 500/Bloomberg Barclays U.S. Aggregate Index5, which is a blend of the Standard & Poor’s 500 Composite Index and the Bloomberg Barclays U.S. Aggregate Index, ticked up 9.69%.

American Funds Managed Risk Growth and Income Portfolio increased 3.70%. Standard & Poor’s 500 Managed Risk Index – Moderate6 gained 7.27%. Standard & Poor’s 500 Managed Risk Index – Moderate Conservative6 climbed 7.06%. The 70%/30% S&P 500/ Bloomberg Barclays U.S. Aggregate Index5, which is a blend of the Standard & Poor’s 500 Composite Index and the Bloomberg Barclays U.S. Aggregate Index, rose 9.23%.

American Funds Managed Risk Global Allocation Portfolio climbed 1.08%. Standard & Poor’s Global LargeMidCap Managed Risk Index – Moderate6 gained 3.14%. Standard & Poor’s Global LargeMidCap Managed Risk Index – Moderate Aggressive6 advanced 2.89%. The 65%/35% MSCI ACWI/Bloomberg Barclays Global Global Aggregate Index5, which is a blend of the MSCI All Country World Index and the Bloomberg Barclays Global Aggregate Index, recorded a gain of 5.97%.

Sincerely,

Donald D. O’Neal

Vice Chairman of the Board

Alan N. Berro
President

February 14, 2017

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	S&P 500 source: S&P Dow Jones Indices LLC.
[2]	Bloomberg Barclays source: Bloomberg Index Services Ltd.
[3]	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest) are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness.
[4]	MSCI index results reflect dividends net of withholding taxes. Source: MSCI.
[5]	The index blend weights the total returns of the two indexes at the corresponding percentages. The result assumes the blend is rebalanced monthly.
[6]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

2	American Funds Insurance Series – Portfolio Series

The value of a $10,000 investment

(for the year ended December 31, 2016, with all distributions reinvested)

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Portfolio

Average annual total returns2 based on a $1,000 investment

(for the periods ended December 31, 2016)

		Lifetime
	1 year	(since 5/1/15)

Class 4 shares	4.42%	-0.80%

Growth and Income Portfolio

Average annual total returns2 based on a $1,000 investment

(for the periods ended December 31, 2016)

		Lifetime
	1 year	(since 5/1/15)

Class 4 shares	6.41%	1.38%

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Results reflect dividends net of withholding taxes. Source: MSCI.
[2]	The investment results assume all distributions are reinvested and reflect applicable fees and expenses. Through December 31, 2015, the series investment adviser waived a portion of its management fee equal to 0.10% of the fund’s net assets. Effective January 1, 2016, the investment adviser eliminated the management fee for the fund. In addition, the investment adviser is currently reimbursing a portion of the other expenses. The investment results shown reflect the waiver and reimbursements, without which the results would have been lower. This reimbursement will be in effect through at least May 1, 2018, unless modified or terminated by the series board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.
[3]	S&P 500 source: S&P Dow Jones Indices LLC.
[4]	Bloomberg Barclays source: Bloomberg Index Services Ltd.

American Funds Insurance Series – Portfolio Series	3

Managed Risk Growth Portfolio

Average annual total returns2 based on a $1,000 investment

(for the periods ended December 31, 2016)

		Lifetime
	1 year	(since 5/1/15)

Class P2 shares	3.97%	-0.86%

Managed Risk Growth and Income Portfolio

Average annual total returns2 based on a $1,000 investment

(for the periods ended December 31, 2016)

		Lifetime
	1 year	(since 5/1/15)

Class P2 shares	3.70%	-1.21%

Managed Risk Global Allocation Portfolio

Average annual total returns2 based on a $1,000 investment

(for the periods ended December 31, 2016)

		Lifetime
	1 year	(since 5/1/15)

Class P2 shares	1.08%	-3.46%

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Results reflect dividends net of withholding taxes. Source: MSCI.
[2]	The investment results assume all distributions are reinvested and reflect applicable fees and expenses. Through December 31, 2015, the series investment adviser waived a portion of its management fee equal to 0.15% of the fund’s net assets. Effective January 1, 2016, the investment adviser reduced the management fee for the fund from an annual rate of 0.25% of the fund’s net assets to 0.15% of the fund’s net assets, and continues to waive a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. The investment results shown reflect the waiver and reimbursements, without which the results would have been lower. This waiver and reimbursement will be in effect through at least May 1, 2018, unless modified or terminated by the series board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the series board.
[3]	S&P 500 source: S&P Dow Jones Indices LLC.
[4]	Bloomberg Barclays source: Bloomberg Index Services Ltd.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

4	American Funds Insurance Series – Portfolio Series

American Funds Global Growth Portfolio

Underlying allocations as of 12/31/16:
30% Global Growth Fund
10% Global Small Capitalization Fund
10% Growth Fund
20% New World Fund®
30% Global Growth and Income Fund

The fund’s investment objective is to provide long-term growth of capital. The fund will attempt to achieve its investment objective by investing in a mix of American Funds Insurance Series Funds (AFIS) in different combinations and weightings. The underlying AFIS funds will primarily consist of growth funds. The fund may also invest in growth-and-income funds. Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks.

For the 12-month period ended December 31, 2016, the fund’s shares had a return of 4.42%. All of the fund’s underlying funds recorded positive returns during this period.

American Funds Growth and Income Portfolio

Underlying allocations as of 12/31/16:
15% Growth Fund
10% Global Growth and Income Fund
20% Growth-Income Fund
25% Capital Income Builder®
20% Bond Fund
10% Global Bond Fund

The fund’s investment objective is to provide long-term growth of capital while providing current income. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed income funds.

For the 12-month period ended December 31, 2016, the fund’s shares had a return of 6.41%. All of the fund’s underlying funds recorded positive returns during this period.

American Funds Managed Risk Growth Portfolio

Underlying allocations as of 12/31/16:
9.3%	Global Small Capitalization Fund
23.3%	Growth Fund
9.4%	International Fund
9.3%	Blue Chip Income and Growth Fund
18.6%	Growth-Income Fund
23.6%	Bond Fund
6.5%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide long-term growth of capital while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and to provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds will primarily consist of growth funds. The fund may also invest in growth-and-income and fixed income funds.

For the 12-month period ended December 31, 2016, the fund’s shares had a return of 3.97%. All of the fund’s underlying funds recorded positive returns during this period.

See page 6 for footnotes.

American Funds Insurance Series – Portfolio Series	5

American Funds Managed Risk Growth and Income Portfolio

Underlying allocations as of 12/31/16:
14.0%	Growth Fund
18.8%	Global Growth and Income Fund
18.7%	Growth-Income Fund
23.7%	Capital Income Builder®
9.5%	Bond Fund
9.5%	Global Bond Fund
5.8%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and to provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed income funds.

For the 12-month period ended December 31, 2016, the fund’s shares had a return of 3.70%. All of the fund’s underlying funds recorded positive returns during this period.

American Funds Managed Risk Global Allocation Portfolio

Underlying allocations as of 12/31/16:
14.0%	Global Growth Fund
9.3%	International Fund
18.7%	Global Growth and Income Fund
9.3%	Asset Allocation Fund
23.4%	Global Balanced Fund
18.7%	Global Bond Fund
6.6%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and to provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds may include growth, growth-and-income, equity income, balanced, asset allocation and fixed income funds.

For the 12-month period ended December 31, 2016, the fund’s shares had a return of 1.08%. All of the fund’s underlying funds recorded positive returns during this period.

The Portfolio Series funds are actively monitored; allocations and funds may change.

*	Cash and equivalents includes short-term securities, accrued income and other assets less liabilities.

†	The managed risk strategy is operated by Milliman Financial Risk Management LLC. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying funds in certain rising market conditions.

6	American Funds Insurance Series – Portfolio Series

American Funds Global Growth Portfolio

Investment portfolio December 31, 2016

Growth funds 70.06%	Shares	Value (000)
American Funds Insurance Series – Global Growth Fund, Class 1	164,578	$3,958
American Funds Insurance Series – Global Small Capitalization Fund, Class 1	65,186	1,319
American Funds Insurance Series – Growth Fund, Class 1	19,607	1,320
American Funds Insurance Series – New World Fund, Class 1	133,810	2,639

Total growth funds (cost: $9,653,000)		9,236

Growth-and-income funds 30.02%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	304,002	3,958

Total growth-and-income funds (cost: $3,940,000)		3,958
Total investment securities 100.08% (cost: $13,593,000)		13,194
Other assets less liabilities (0.08)%		(10)

Net assets 100.00%		$13,184

Investment in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2016 (000)
American Funds Insurance Series - Global Growth Fund, Class 1	66,078	114,206	15,706	164,578	$39	$3,958
American Funds Insurance Series - Global Growth and Income Fund, Class 1	141,345	196,618	33,961	304,002	72	3,958
American Funds Insurance Series - New World Fund, Class 1	61,944	86,219	14,353	133,810	25	2,639
American Funds Insurance Series - Growth Fund, Class 1	8,540	13,526	2,459	19,607	11	1,320
American Funds Insurance Series - Global Small Capitalization Fund, Class 1	23,894	47,279	5,987	65,186	6	1,319
					$153	$13,194

See Notes to Financial Statements

American Funds Insurance Series – Portfolio Series	7

American Funds Growth and Income Portfolio

Investment portfolio December 31, 2016

Growth funds 15.01%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	147,587	$9,931

Total growth funds (cost: $9,773,000)		9,931

Growth-and-income funds 30.01%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	508,443	6,620
American Funds Insurance Series – Growth-Income Fund, Class 1	298,183	13,242

Total growth-and-income funds (cost: $19,804,000)		19,862

Equity-income and Balanced funds 25.01%
American Funds Insurance Series – Capital Income Builder, Class 1	1,749,839	16,554

Total equity-income and balanced funds (cost: $16,741,000)		16,554

Fixed income funds 30.04%
American Funds Insurance Series – Bond Fund, Class 1	1,226,059	13,242
American Funds Insurance Series – Global Bond Fund, Class 1	591,390	6,635

Total fixed income funds (cost: $20,396,000)		19,877
Total investment securities 100.07% (cost: $66,714,000)		66,224
Other assets less liabilities (0.07)%		(45)

Net assets 100.00%		$66,179

Investment in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2016 (000)
American Funds Insurance Series - Capital Income Builder, Class 1	400,856	1,397,525	48,542	1,749,839	$328	$16,554
American Funds Insurance Series - Bond Fund, Class 1	142,146	1,117,886	33,973	1,226,059	179	13,242
American Funds Insurance Series - Growth-Income Fund, Class 1	66,375	242,494	10,686	298,183	177	13,242
American Funds Insurance Series - Growth Fund, Class 1	33,207	120,229	5,849	147,587	78	9,931
American Funds Insurance Series - Global Bond Fund, Class 1	137,886	477,757	24,253	591,390	48	6,635
American Funds Insurance Series - Global Growth and Income Fund, Class 1	244,071	560,347	295,975	508,443	120	6,620
					$930	$66,224

See Notes to Financial Statements

8	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Growth Portfolio

Investment portfolio December 31, 2016

Growth funds 42.03%	Shares	Value (000)
American Funds Insurance Series – Global Small Capitalization Fund, Class 1	2,622,287	$53,075
American Funds Insurance Series – Growth Fund, Class 1	1,968,342	132,450
American Funds Insurance Series – International Fund, Class 1	3,173,873	53,384

Total growth funds (cost: $244,054,000)		238,909

Growth-and-income funds 27.91%
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	3,900,025	52,767
American Funds Insurance Series – Growth-Income Fund, Class 1	2,384,349	105,889

Total growth-and-income funds (cost: $156,087,000)		158,656

Fixed income funds 23.52%
American Funds Insurance Series – Bond Fund, Class 1	12,375,045	133,651

Total fixed income funds (cost: $135,644,000)		133,651

Short-term securities 6.59%
Government Cash Management Fund	37,436,452	37,436

Total short-term securities (cost: $37,436,000)		37,436
Total investment securities 100.05% (cost: $573,221,000)		568,652
Other assets less liabilities (0.05)%		(284)

Net assets 100.00%		$568,368

Investment in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2016 (000)
American Funds Insurance Series – Bond Fund, Class 1	5,613,415	7,209,932	448,302	12,375,045	$2,316	$133,651
American Funds Insurance Series – Growth Fund, Class 1	878,746	1,176,595	86,999	1,968,342	1,203	132,450
American Funds Insurance Series – Growth-Income Fund, Class 1	1,053,043	1,422,905	91,599	2,384,349	1,621	105,889
American Funds Insurance Series – International Fund, Class 1	1,320,785	2,040,755	187,667	3,173,873	823	53,384
American Funds Insurance Series – Global Small Capitalization Fund, Class 1	978,279	1,752,121	108,113	2,622,287	253	53,075
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	1,892,219	2,177,293	169,487	3,900,025	1,043	52,767
					$7,259	$531,216

See Notes to Financial Statements

American Funds Insurance Series – Portfolio Series	9

American Funds Managed Risk Growth and Income Portfolio

Investment portfolio December 31, 2016

Growth funds 14.04%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	1,188,104	$79,947

Total growth funds (cost: $77,952,000)		79,947

Growth-and-income funds 37.57%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	8,229,914	107,154
American Funds Insurance Series – Growth-Income Fund, Class 1	2,404,014	106,762

Total growth-and-income funds (cost: $210,170,000)		213,916

Equity-income and Balanced funds 23.59%
American Funds Insurance Series – Capital Income Builder, Class 1	14,199,706	134,329

Total equity-income and balanced funds (cost: $136,051,000)		134,329

Fixed income funds 18.98%
American Funds Insurance Series – Bond Fund, Class 1	5,004,889	54,053
American Funds Insurance Series – Global Bond Fund, Class 1	4,817,205	54,049

Total fixed income funds (cost: $110,037,000)		108,102

Short-term securities 5.90%
Government Cash Management Fund	33,619,027	33,619

Total short-term securities (cost: $33,619,000)		33,619
Total investment securities 100.08% (cost: $567,829,000)		569,913
Other assets less liabilities (0.08)%		(464)

Net assets 100.00%		$569,449

10	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Growth and Income Portfolio

Investment in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2016 (000)
American Funds Insurance Series – Capital Income Builder, Class 1	5,784,371	8,654,509	239,174	14,199,706	$3,619	$134,329
American Funds Insurance Series – Global Growth and Income Fund, Class 1	3,520,976	4,872,194	163,256	8,229,914	2,045	107,154
American Funds Insurance Series – Growth-Income Fund, Class 1	957,799	1,493,044	46,829	2,404,014	1,640	106,762
American Funds Insurance Series – Growth Fund, Class 1	479,198	730,685	21,779	1,188,104	729	79,947
American Funds Insurance Series – Bond Fund, Class 1	2,050,723	3,152,881	198,715	5,004,889	936	54,053
American Funds Insurance Series – Global Bond Fund, Class 1	1,989,257	2,985,052	157,104	4,817,205	428	54,049
					$9,397	$536,294

See Notes to Financial Statements

American Funds Insurance Series – Portfolio Series	11

American Funds Managed Risk Global Allocation Portfolio

Investment portfolio December 31, 2016

Growth funds 23.34%	Shares	Value (000)
American Funds Insurance Series – Global Growth Fund, Class 1	837,041	$20,131
American Funds Insurance Series – International Fund, Class 1	797,892	13,421

Total growth funds (cost: $34,946,000)		33,552

Growth-and-income funds 18.67%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	2,061,528	26,841

Total growth-and-income funds (cost: $25,875,000)		26,841

Equity-income and Balanced funds 23.34%
American Funds Insurance Series – Global Balanced Fund, Class 1	3,028,102	33,551

Total equity-income and balanced funds (cost: $33,242,000)		33,551

Asset allocation funds 9.34%
American Funds Insurance Series – Asset Allocation Fund, Class 1	619,029	13,421

Total asset allocation funds (cost: $12,888,000)		13,421

Fixed income funds 18.68%
American Funds Insurance Series – Global Bond Fund, Class 1	2,392,255	26,841

Total fixed income funds (cost: $27,383,000)		26,841

Short-term securities 6.75%
Government Cash Management Fund	9,707,270	9,707

Total short-term securities (cost: $9,707,000)		9,707
Total investment securities 100.12% (cost: $144,041,000)		143,913
Other assets less liabilities (0.12)%		(167)

Net assets 100.00%		$143,746

12	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Global Allocation Portfolio

Investment in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2016 (000)
American Funds Insurance Series – Global Balanced Fund, Class 1	1,432,485	1,841,632	246,015	3,028,102	$490	$33,551
American Funds Insurance Series – Global Bond Fund, Class 1	1,123,939	1,564,234	295,918	2,392,255	212	26,841
American Funds Insurance Series – Global Growth and Income Fund, Class 1	996,379	1,286,818	221,669	2,061,528	518	26,841
American Funds Insurance Series – Global Growth Fund, Class 1	349,590	567,346	79,895	837,041	217	20,131
American Funds Insurance Series – Asset Allocation Fund, Class 1	298,531	370,908	50,410	619,029	226	13,421
American Funds Insurance Series – International Fund, Class 1	339,937	533,560	75,605	797,892	210	13,421
					$1,873	$134,206

See Notes to Financial Statements

American Funds Insurance Series – Portfolio Series	13

Financial statements

Statements of assets and liabilities at December 31, 2016	(dollars and shares in thousands, except per-share amounts)

								Managed
							Managed Risk	Risk
		Global		Growth and		Managed Risk	Growth and	Global
		Growth		Income		Growth	Income	Allocation
		Portfolio		Portfolio		Portfolio	Portfolio	Portfolio
	Assets:
	Investment securities, at value:
	Unaffiliated issuers	$—		$—		$37,436	$33,619	$9,707
	Affiliated issuers	13,194		66,224		531,216	536,294	134,206
	Receivables for:
	Sales of investments	—		46		—	205	1,163
	Sales of fund’s shares	208		334		3,014	749	650
	Dividends and interest	—		—		11	10	3
		13,402		66,604		571,677	570,877	145,729

	Liabilities:
	Payables for:
	Purchases of investments	208		316		2,798	697	605
	Repurchases of fund’s shares	—	*	64		4	220	1,251
	Investment advisory services	—		—		47	47	12
	Services provided by related parties	3		13		447	450	115
	Trustees’ deferred compensation	—	*	—	*	1	1	—	*
	Insurance administrative services	7		32		—	—	—
	Other	—		—		12	13	—	*
		218		425		3,309	1,428	1,983
	Net assets at December 31, 2016	$13,184		$66,179		$568,368	$569,449	$143,746

	Net assets consist of:
	Capital paid in on shares of beneficial interest	$13,022		$64,594		$555,309	$561,994	$144,805
	Undistributed net investment income	116		660		5,502	5,880	1,276
	Undistributed (accumulated) net realized gain (loss)	445		1,415		12,126	(509)	(2,207)
	Net unrealized (depreciation) appreciation	(399)		(490)		(4,569)	2,084	(128)
	Net assets at December 31, 2016	$13,184		$66,179		$568,368	$569,449	$143,746

	Investment securities, at cost:
	Unaffiliated issuers	$—		$—		$37,436	$33,619	$9,707
	Affiliated issuers	13,593		66,714		535,785	534,210	134,334

	Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 4:	Net assets	$13,184		$66,179
	Shares outstanding	1,350		6,532
	Net asset value per share	$9.77		$10.13
Class P2:	Net assets					$568,368	$569,449	$143,746
	Shares outstanding					58,215	58,811	15,390
	Net asset value per share					$9.76	$9.68	$9.34

*	Amount less than one thousand.

See Notes to Financial Statements

14	American Funds Insurance Series – Portfolio Series

Statement of operations for the year ended December 31, 2016	(dollars in thousands)

							Managed
						Managed Risk	Risk
	Global		Growth and		Managed Risk	Growth and	Global
	Growth		Income		Growth	Income	Allocation
	Portfolio		Portfolio		Portfolio	Portfolio	Portfolio
Investment income:
Income:
Dividends from affiliated issuers	$153		$930		$7,259	$9,397	$1,873
Interest	—		—		68	57	18
	153		930		7,327	9,454	1,891
Fees and expenses:
Investment advisory services	—		—		629	614	166
Distribution services	20		81		1,048	1,023	276
Insurance administrative services	20		81		1,048	1,023	276
Transfer agent services	—	*	—	*	— *	— *	— *
Accounting and administrative services	—		—		61	60	53
Reports to shareholders	2		3		35	33	10
Registration statement and prospectus	2		3		29	27	8
Trustees’ compensation	—	*	—	*	3	3	1
Auditing and legal	11		11		11	11	10
Custodian	6		6		12	12	12
Other	1		—	*	353	346	40
Total fees and expenses before waivers/reimbursements	62		185		3,229	3,152	852
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—		—		210	205	55
Miscellaneous fee reimbursements	16		5		377	368	101
Total waivers/reimbursements of fees and expenses	16		5		587	573	156
Total fees and expenses after waivers/reimbursements	46		180		2,642	2,579	696
Net investment income	107		750		4,685	6,875	1,195

Net realized gain (loss) and unrealized (depreciation) appreciation:
Net realized gain (loss) on:
Investments in affiliated issuers	69		473		(3,543)	(1,164)	(654)
Futures contracts	—		—		(12,167)	(10,032)	(3,242)
Currency transactions	—		—		19	15	9
Capital gain distributions received from affiliated issuers	396		985		30,434	13,291	2,456
	465		1,458		14,743	2,110	(1,431)
Net unrealized (depreciation) appreciation on:
Investments	(156)		(148)		1,930	6,507	1,691
Futures contracts	—		—		129	206	56
	(156)		(148)		2,059	6,713	1,747
Net realized gain (loss) and unrealized (depreciation) appreciation	309		1,310		16,802	8,823	316

Net increase in net assets resulting from operations	$416		$2,060		$21,487	$15,698	$1,511

*	Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series – Portfolio Series	15

Statements of changes in net assets	(dollars in thousands)

	Global Growth		Growth and Income		Managed Risk
	Portfolio		Portfolio		Growth Portfolio
		Period		Period		Period
	Year ended	ended	Year ended	ended	Year ended	ended
	December 31	December 31	December 31	December 31	December 31	December 31
	2016	2015*	2016	2015*	2016	2015*
Operations:
Net investment income	$107	$38	$750	$142	$4,685	$2,093
Net realized gain (loss)	465	25	1,458	61	14,743	(1,524)
Net unrealized (depreciation) appreciation	(156)	(243)	(148)	(342)	2,059	(6,628)
Net increase (decrease) in net assets resulting from operations	416	(180)	2,060	(139)	21,487	(6,059)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(40)	—	(264)	(7)	(170)	(2,199)
Distributions from net realized gain on investments	(34)	—	(65)	—	—	—
Total dividends and distributions paid to shareholders	(74)	—	(329)	(7)	(170)	(2,199)

Net capital share transactions	7,024	5,998	49,365	15,229	292,939	262,370

Total increase in net assets	7,366	5,818	51,096	15,083	314,256	254,112
Net assets:
Beginning of period	5,818	—	15,083	—	254,112	—
End of period	$13,184	$5,818	$66,179	$15,083	$568,368	$254,112
Undistributed (distributions in excess of) net investment income	$116	$39	$660	$137	$5,502	$(4)

	Managed Risk		Managed Risk
	Growth and Income		Global Allocation
	Portfolio		Portfolio
		Period		Period
	Year ended	ended	Year ended	ended
	December 31	December 31	December 31	December 31
	2016	2015*	2016	2015*
Operations:
Net investment income	$6,875	$1,970	$1,195	$525
Net realized gain (loss)	2,110	(2,073)	(1,431)	(644)
Net unrealized (depreciation) appreciation	6,713	(4,629)	1,747	(1,875)
Net increase (decrease) in net assets resulting from operations	15,698	(4,732)	1,511	(1,994)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,501)	(2,010)	—	(576)
Distributions from net realized gain on investments	—	—	—	—
Total dividends and distributions paid to shareholders	(1,501)	(2,010)	—	(576)

Net capital share transactions	324,108	237,886	76,917	67,888

Total increase in net assets	338,305	231,144	78,428	65,318

Net assets:
Beginning of period	231,144	—	65,318	—
End of period	$569,449	$231,144	$143,746	$65,318
Undistributed (distributions in excess of) net investment income	$5,880	$—	$1,276	$(3)

*	For the period May 1, 2015, commencement of operations, through December 31, 2015.

See Notes to Financial Statements

16	American Funds Insurance Series – Portfolio Series

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 28 different funds, including the Global Growth Portfolio, Growth and Income Portfolio, Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio (the “funds”). The other 23 funds in the series are covered in a separate report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), three of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the series reserves the right to delay the implementation.

The investment objectives for each fund covered in this report are as follows:

Global Growth Portfolio — Seeks to provide long-term growth of capital.

Growth and Income Portfolio — Seeks to provide long-term growth of capital while providing current income.

Managed Risk Growth Portfolio — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Growth and Income Portfolio — Seeks to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection.

Managed Risk Global Allocation Portfolio — Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund offers one share class (Class 4 for Global Growth Portfolio and Growth and Income Portfolio, and Class P2 for the three managed risk funds). Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

American Funds Insurance Series – Portfolio Series	17

Fees and expenses — The fees and expenses of the underlying funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Security valuation — The net asset value of each share class of each fund is calculated based on the reported net asset values of the underlying funds in which each fund invests. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. Generally, the funds and the underlying funds determine the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies each fund’s assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. At December 31, 2016, all of the investment securities held by each fund were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Allocation risk — Investments in a fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of a fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. Certain of the funds may invest in an underlying fixed-income fund that is a non-diversified investment company under the Investment Company Act of 1940. Poor performance by a single large holding in a non-diversified underlying fund would adversely affect such a fund’s investment results more than if the underlying fund were invested in a larger number of issuers.

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Fund structure — Each fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in each fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as a fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund, including the managed risk strategy.

Underlying fund risks — Because a fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing both in a fund and the applicable underlying funds.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions, and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

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Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The underlying funds may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While the underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Asset allocation — A certain fund’s percentage allocation to equity securities, debt securities and money market instruments (through its investments in the underlying funds) could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Currency — The prices of, and the income generated by, most debt securities held by the underlying funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of an underlying fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Liquidity risk — Certain underlying fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market

20	American Funds Insurance Series – Portfolio Series

prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Management — The investment adviser to the funds and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Investing in futures contracts — In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions, futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If a fund is unable to close out a position on a futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the futures position. The ability of a fund to successfully utilize futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, a fund could be exposed to the risk of loss.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, a fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Nondiversification — As nondiversified funds, the managed risk funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact a managed risk fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The managed risk funds are subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Futures contracts — The managed risk funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

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Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in each fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations. As of December 31, 2016, Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Asset Allocation Portfolio did not have any open futures contracts. The average month-end notional amount of open futures contracts while held by Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Asset Allocation Portfolio was $66,293,000, $74,952,000 and $17,891,000, respectively.

The following tables present the financial statement impacts resulting from the managed risk funds’ use of futures contracts as of December 31, 2016 (dollars in thousands):

			Managed Risk	Managed Risk Growth and	Managed Risk Global
			Growth	Income	Allocation
			Portfolio	Portfolio	Portfolio

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Equity	Net unrealized appreciation*	$—	$—	$—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
			$—	$—	$—

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Equity	Net unrealized depreciation*	$—	$—	$—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
			$—	$—	$—

Net realized (loss) gain	Risk type	Location on statements of operations
Futures contracts	Equity	Net realized loss on futures contracts	$(12,073)	$(10,267)	$(3,259)
Futures contracts	Currency	Net realized (loss) gain on futures contracts	(94)	235	17
			$(12,167)	$(10,032)	$(3,242)

Net unrealized appreciation (depreciation)	Risk type	Location on statements of operations
Futures contracts	Equity	Net unrealized appreciation on futures contracts	$158	$310	$85
Futures contracts	Currency	Net unrealized depreciation on futures contracts	(29)	(104)	(29)
			$129	$206	$56

*	Includes cumulative appreciation/depreciation on interest rate swaps, credit default swaps and/or futures contracts as reported in the applicable table(s) following each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.

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6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2016, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any interest or penalties.

The series is not subject to examination by U.S. federal and state tax authorities for tax years before 2015, the year the funds commenced operations.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

As of December 31, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for each fund were as follows (dollars in thousands):

				Managed	Managed
	Global	Growth and	Managed	Risk Growth	Risk Global
	Growth	Income	Risk Growth	and Income	Allocation
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Undistributed ordinary income	$179	$1,123	$5,502	$5,880	$1,276
Undistributed long-term capital gain	397	962	16,526	1,282	—
Capital loss carryforward:
No expiration	—	—	—	—	(1,033)
Capital loss carryforward utilized	—	—	977	1,811	—
Gross unrealized appreciation on investment securities	12	209	5,729	5,742	1,808
Gross unrealized depreciation on investment securities	(425)	(708)	(14,698)	(5,450)	(3,110)
Net unrealized (depreciation) appreciation on investment securities	(413)	(499)	(8,969)	292	(1,302)
Cost of investment securities	13,607	66,723	577,621	569,621	145,215
Reclassification to undistributed/distributions in excess of net investment income from undistributed net realized gain/accumulated net realized gain (loss)	10	37	991	506	84

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The tax character of distributions paid to shareholders of each fund was as follows (dollars in thousands):

Global Growth Portfolio

	Year ended December 31, 2016			Period ended December 31, 2015*
Total
			dividends and			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 4	$59	$15	$74	$—	$—	$—

Growth and Income Portfolio

	Year ended December 31, 2016			Period ended December 31, 2015*
Total
			dividends and			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class 4	$295	$34	$329	$7	$—	$7

Managed Risk Growth Portfolio

	Year ended December 31, 2016			Period ended December 31, 2015*
			Total			Total
	Ordinary	Long-term	dividends	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class P2	$170	$—	$170	$2,199	$—	$2,199

Managed Risk Growth and Income Portfolio

	Year ended December 31, 2016			Period ended December 31, 2015*
			Total			Total
	Ordinary	Long-term	dividends	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class P2	$1,501	$—	$1,501	$2,010	$—	$2,010

Managed Risk Global Allocation Portfolio

	Year ended December 31, 2016			Period ended December 31, 2015*
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class P2	$—	$—	$—	$576	$—	$576

*	For the period May 1, 2015, commencement of operations, through December 31, 2015.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. Effective January 1, 2016, CRMC eliminated the investment advisory services fee for Global Growth Portfolio and Growth and Income Portfolio, and reduced the investment advisory services fee from an annual rate of 0.250% of average daily net assets to 0.150% of average daily net assets for the three managed risk funds. CRMC receives investment advisory fees from the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables. Subadvisory fees for the managed risk fund are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

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Investment advisory services waivers — CRMC has agreed to waive a portion of the investment advisory services fees for the three managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2016, total investment advisory services fees waived by CRMC were $470,000.

Distribution services — The series has plans of distribution for all share classes. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.25% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 4	0.25%	0.25%
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for all share classes. Under the plan, each share class pays 0.25% of each insurance company’s respective average daily net assets to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to the funds. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC to provide administrative services to all of the funds. The services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. CRMC receives administrative services fees of 0.01% of average daily net assets from the Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The three managed risk funds have a subadministration agreement with BNY Mellon under which each fund compensates BNY Mellon for providing accounting and administrative services. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Miscellaneous fee reimbursements — CRMC is currently reimbursing a portion of miscellaneous fees and expenses for each of the funds. Miscellaneous expenses exclude investment advisory services and distribution services fees. For the year ended December 31, 2016, total expenses reimbursed by CRMC were $867,000.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations reflects the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

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8. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Portfolio

	Proceeds from initial capitalization		Sales		Reinvestments of dividends and distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2016
Class 4			$8,315	872	$74	8	$(1,365)	(145)	$7,024	735
Period ended December 31, 2015*
Class 4	$10	1	$7,092	728	$—	—	$(1,104)	(114)	$5,998	615

Growth and Income Portfolio

	Proceeds from initial capitalization		Sales		Reinvestments of dividends and distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2016
Class 4			$51,768	5,207	$330	33	$(2,733)	(277)	$49,365	4,963
Period ended December 31, 2015*
Class 4	$10	1	$15,969	1,646	$7	1	$(757)	(79)	$15,229	1,569

Managed Risk Growth Portfolio

	Proceeds from initial capitalization		Sales		Reinvestments of dividends		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2016
Class P2			$300,584	31,967	$170	18	$(7,815)	(827)	$292,939	31,158
Period ended December 31, 2015*
Class P2	$5,000	500	$260,908	26,929	$2,199	234	$(5,737)	(606)	$262,370	27,057

Managed Risk Growth and Income Portfolio

	Proceeds from initial capitalization		Sales		Reinvestments of dividends		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2016
Class P2			$326,402	34,352	$1,501	155	$(3,795)	(397)	$324,108	34,110
Period ended December 31, 2015*
Class P2	$5,000	500	$235,733	24,506	$2,010	214	$(4,857)	(519)	$237,886	24,701

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Managed Risk Global Allocation Portfolio

	Proceeds from initial capitalization		Sales		Reinvestments of dividends		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2016
Class P2			$87,466	9,446	$—	—	$(10,549)	(1,122)	$76,917	8,324
Period ended December 31, 2015*
Class P2	$5,000	500	$68,379	7,145	$576	62	$(6,067)	(641)	$67,888	7,066

*	For the period May 1, 2015, commencement of operations, through December 31, 2015.

9. Investment transactions

Each fund made purchases and sales of investment securities during the year ended December 31, 2016, as follows (dollars in thousands):

				Managed	Managed
			Managed	Risk	Risk
	Global	Growth and	Risk	Growth and	Global
	Growth	Income	Growth	Income	Allocation
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Purchases of investment securities*	$8,833	$56,724	$315,954	$324,978	$85,008
Sales of investment securities*	1,375	5,920	22,408	11,807	13,433

*	Excludes short-term securities and U.S. government obligations, if any.

American Funds Insurance Series – Portfolio Series	27

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses		Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	to average net assets before waivers/ reimburse- ments[3]		to average net assets after waivers/ reimburse- ments[2,3]		Net effective expense ratio[2,4]		Ratio of net income to average net assets[2]

Global Growth Portfolio

Class 4:
12/31/16	$9.45	$.12	$.29	$.41	$(.05)	$(.04)	$(.09)	$9.77	4.42%	$13	.75%		.56%		1.18%		1.30%
12/31/15[5,6]	10.00	.12	(.67)	(.55)	—	—	—	9.45	(5.50)[7]	6	1.02	[8]	.58	[8]	1.20	[8]	1.91	[8]

Growth and Income Portfolio

Class 4:
12/31/16	$9.61	$.23	$.38	$.61	$(.07)	$(.02)	$(.09)	$10.13	6.41%	$66	.57%		.55%		.99%		2.31%
12/31/15[5,6]	10.00	.20	(.58)	(.38)	(.01)	—	(.01)	9.61	(3.85)[7]	15	.79	[8]	.58	[8]	1.05	[8]	3.14	[8]

Managed Risk Growth Portfolio

Class P2:
12/31/16	$9.39	$.11	$.26	$.37	$— [9]	$—	$— [9]	$9.76	3.97%	$568	.77%		.63%		1.02%		1.12%
12/31/15[5,6]	10.00	.18	(.70)	(.52)	(.09)	—	(.09)	9.39	(5.20)[7]	254	.86	[8]	.61	[8]	1.01	[8]	2.77	[8]

Managed Risk Growth and Income Portfolio

Class P2:
12/31/16	$9.36	$.16	$.19	$.35	$(.03)	$—	$(.03)	$9.68	3.70%	$569	.77%		.63%		1.08%		1.68%
12/31/15[5,6]	10.00	.18	(.73)	(.55)	(.09)	—	(.09)	9.36	(5.50)[7]	231	.86	[8]	.61	[8]	1.08	[8]	2.85	[8]

Managed Risk Global Allocation Portfolio

Class P2:
12/31/16	$9.24	$.10	$— [9]	$.10	$—	$—	$—	$9.34	1.08%	$144	.77%		.63%		1.20%		1.08%
12/31/15[5,6]	10.00	.14	(.81)	(.67)	(.09)	—	(.09)	9.24	(6.71)[7]	65	.90	[8]	.56	[8]	1.13	[8]	2.22	[8]

	Year ended December 31	Period ended December 31
Portfolio turnover rate	2016	2015[5,6,7]

Global Growth Portfolio	17%	32%
Growth and Income Portfolio	18	10
Managed Risk Growth Portfolio	6	4
Managed Risk Growth and Income Portfolio	3	4
Managed Risk Global Allocation Portfolio	13	15

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain waivers/reimbursements by CRMC. During the period shown, CRMC reduced fees for investment advisory services and reimbursed a portion of miscellaneous fees and expenses.
[3]	This column does not include expenses of the underlying funds in which each fund invests.
[4]	This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See Expense Example for further information regarding fees and expenses.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	For the period May 1, 2015, commencement of operations, through December 31, 2015.
[7]	Not annualized.
[8]	Annualized.
[9]	Amount less than $.01.

28	American Funds Insurance Series – Portfolio Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds Global Growth Portfolio, American Funds Growth and Income Portfolio, American Funds Managed Risk Growth Portfolio, American Funds Managed Risk Growth and Income Portfolio and American Funds Managed Risk Global Allocation Portfolio (five of the portfolios constituting American Funds Insurance Series, hereafter referred to as the “Series”) as of December 31, 2016, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the year then ended and for period May 1, 2015 (commencement of operations) through December 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Los Angeles, California

February 14, 2017

American Funds Insurance Series – Portfolio Series	29

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2016, through December 31, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	American Funds Insurance Series – Portfolio Series

	Beginning	Ending	Expenses		Effective	Effective
	account value	account value	paid during	Annualized	expenses paid	annualized
	7/1/2016	12/31/2016	period[1,2]	expense ratio[2]	during period[3]	expense ratio[4]
Global Growth Portfolio
Class 4 – actual return	$1,000.00	$1,049.41	$2.79	.54%	$5.99	1.16%
Class 4 – assumed 5% return	1,000.00	1,022.48	2.75	.54	5.90	1.16
Growth and Income Portfolio
Class 4 – actual return	$1,000.00	$1,025.35	$2.81	.55%	$5.05	.99%
Class 4 – assumed 5% return	1,000.00	1,022.43	2.80	.55	5.04	.99
Managed Risk Growth Portfolio
Class P2 – actual return	$1,000.00	$1,038.62	$3.24	.63%	$5.24	1.02%
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	5.19	1.02
Managed Risk Growth and Income Portfolio
Class P2 – actual return	$1,000.00	$1,017.40	$3.20	.63%	$5.49	1.08%
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	5.50	1.08
Managed Risk Global Allocation Portfolio
Class P2 – actual return	$1,000.00	$1,009.73	$3.19	.63%	$6.08	1.20%
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	6.11	1.20

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series – Portfolio Series	31

Approval of Investment Advisory and Service Agreement — American Funds Insurance Series

Portfolio Series — American Funds Global Growth Portfolio
Portfolio Series — American Funds Growth and Income Portfolio

The American Funds Insurance Series’ board has approved the series’ Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) with respect to the Portfolio Series — American Funds Global Growth Portfolio and Portfolio Series — American Funds Growth and Income Portfolio for an additional one-year term through January 31, 2018. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under each fund’s agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through June 30, 2016. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Portfolio Series — American Funds Global Growth Portfolio seeks to grow assets through investments in a wide variety of growth-oriented and dividend-paying companies around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI ACWI (All Country World Index). They noted that the fund’s investment results were higher than the benchmarks for the three-month period, below the benchmarks for the six-month and one-year periods, and were mixed for the lifetime of the fund since May 1, 2015.

Portfolio Series — American Funds Growth and Income Portfolio seeks to grow assets through a wide variety of stock investments, while providing income from dividend-paying companies and fixed income securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Mixed-Asset Target Allocation Growth Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than the Lipper average and below the S&P index for all periods.

The board and the committee concluded that each fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the funds indicated that its continued management should benefit each fund and its shareholders.

32	American Funds Insurance Series – Portfolio Series

3. Advisory fees and total expenses

The board and the committee compared the total expense levels of each fund to those of other relevant funds. They observed that each fund’s total expenses were slightly above the median and average expenses of those of the other funds included in its Lipper category described above.

The board and the committee also reviewed the fee schedule of the funds compared to those of other relevant funds. The board and the committee noted CRMC’s prior elimination of the entire advisory fee payable by the funds under the agreement. In addition, they reviewed information regarding the effective advisory fees charged to other clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the funds and the other clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services provided, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the funds. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the funds.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

American Funds Insurance Series – Portfolio Series	33

Approval of Investment Advisory and Service Agreement and Subadvisory Agreement — American Funds Insurance Series

Portfolio Series — American Funds Managed Risk Growth Portfolio

Portfolio Series — American Funds Managed Risk Growth and Income Portfolio

Portfolio Series — American Funds Managed Risk Global Allocation Portfolio

The American Funds Insurance Series’ board has approved the series’ Investment Advisory and Service Agreement (the “advisory agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2018. The board has also approved the series’ Subadvisory Agreement (the “subadvisory agreement”) with CRMC and Milliman Financial Risk Management LLC (“Milliman FRM”) for the same term. The advisory and subadvisory agreements are jointly referred to below as the “agreements.” The board approved the agreements following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreements was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreements, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of the oversight of Milliman FRM’s services provided by CRMC, the administrative, compliance and shareholder services provided by CRMC to the funds under the agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

The board and the committee also considered the depth and quality of Milliman FRM’s investment management process, including its experience in applying the Milliman Managed Risk Strategy to other funds of the Series and risk management services for other clients; the experience, capability and integrity of its senior management and other personnel; and the services provided to each fund under the subadvisory agreement. The board and the committee concluded that the nature, extent and quality of the services provided by Milliman FRM have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through June 30, 2016. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Portfolio Series — American Funds Managed Risk Growth Portfolio seeks to grow assets through exposure to a diverse mix of stocks of companies around the world with strong growth potential. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Mixed-Asset Target Allocation Growth Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were below all of the comparisons.

Portfolio Series — American Funds Managed Risk Growth and Income Portfolio seeks to grow assets through a wide variety of stock investments, while providing income from dividend-paying companies and fixed income securities, and striving to manage volatility. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Mixed-Asset Target Allocation Growth Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were below all of the comparisons.

34	American Funds Insurance Series – Portfolio Series

Portfolio Series — American Funds Managed Risk Global Allocation Portfolio seeks to grow assets through a wide variety of investments in stocks and bonds from issuers around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Flexible Portfolio Funds Average and (ii) the MSCI ACWI (All Country World Index). They noted that the fund’s investment results were below all of the comparisons.

The board and the committee also considered the standard deviation (volatility) of the funds compared with those of asset allocation and balanced funds with volatility management analytics for the one-year period and lifetime of each fund through June 30, 2016. They noted that the volatility of each fund was at or near the volatility of most of the selected funds for the one-year and lifetime periods. The board and the committee concluded that each fund’s investment results and the services provided by Milliman FRM have been satisfactory for renewal of the agreement, and that CRMC’s and Milliman FRM’s record in managing the funds indicated that their continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. The board and the committee noted CRMC’s waiver of a portion of the advisory fee payable by each fund under the advisory agreement, CRMC’s commitment not to remove the waiver without board approval and CRMC’s agreement to pay the fees due Milliman FRM under the subadvisory agreement. They observed that the total advisory fees and expenses for Portfolio Series — American Funds Managed Risk Growth Portfolio were lower than the median and average of the other funds in its Lipper category described above, and that the total advisory fees and expenses for Portfolio Series — American Funds Managed Risk Growth and Income Portfolio and Portfolio Series — American Funds Managed Risk Global Allocation Portfolio were above the median and average of the other funds in its Lipper category described above.

The board and the committee also considered the breakpoint discounts in each underlying fund’s advisory fee structure that reduce the level of fees charged by CRMC to the underlying fund as its assets increase. In addition, they reviewed information regarding advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fee schedule for the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and marketing differences between advising the funds and the other clients. They also reviewed the fees paid to Milliman FRM by other funds which it advised or subadvised. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services that CRMC provided, directly and through Milliman FRM, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the funds. The board and the committee also reviewed similar ancillary benefits received by Milliman FRM as a result of its relationship with the Series. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

American Funds Insurance Series – Portfolio Series	35

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2009	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	80	General Finance Corporation
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	80	Mercury General Corporation
Leonard R. Fuller, 1946	1999	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	80	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2010	Private investor	80	None
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	79	MasterCard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2010	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	76	None
Frank M. Sanchez, 1943	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	76	None
Margaret Spellings, 1957	2010	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	81	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1949	2010	President Emeritus and University Professor, The University of Tulsa	79	None

Interested trustee4,5

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Vice Chairman of the Board	1998	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	31	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

36	American Funds Insurance Series – Portfolio Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 President	1998	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Michael J. Downer, 1955 Executive Vice President	1991	Director, Senior Vice President and Secretary, Capital Research and Management Company; Chairman of the Board, Capital Bank and Trust Company[6]
John H. Smet, 1956 Senior Vice President	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Martin Jacobs, 1962 Vice President	2016	Partner — Capital World Investors, Capital Research and Management Company
Carl M. Kawaja, 1964 Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] Director, Capital International Asset Management (Canada), Inc.[6]
Sung Lee, 1966 Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Maria T. Manotok, 1974 Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Guardian Trust Company[6]
S. Keiko McKibben, 1969 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Renaud H. Samyn, 1974 Vice President	2010	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Dylan Yolles, 1969 Vice President	2012	Partner — Capital International Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of S. Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series – Portfolio Series	37

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38	American Funds Insurance Series – Portfolio Series

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American Funds Insurance Series – Portfolio Series	39

Offices of the series and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment subadviser
Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606

Custodians of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Bank of New York Mellon
(Managed Risk Funds only)
One Wall Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

40	American Funds Insurance Series – Portfolio Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“Proxy Voting Guidelines for American Funds Insurance Series — Portfolio Series” — which describes how we vote proxies relating to the underlying funds held in the portfolios — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

American Funds Insurance Series — Portfolio Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series — Portfolio Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series — Portfolio Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2017, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2017 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record for American Funds Insurance Series®.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series (AFIS) portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
AFIS equity funds have beaten their comparable Lipper indexes in 89% of 10-year periods and 100% of 20-year periods. AFIS fixed income funds have beaten comparable Lipper indexes in 52% of 10-year periods and 81% of 20-year periods.[2] We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.[3]

[1]	Based on the American Funds Insurance Series prospectus supplement dated January 1, 2017.
[2]	Based on Class 2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Balanced Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), High Yield Funds Index (High-Income Bond Fund) and General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund.
[3]	Based on management fees for the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2015	$675,000
2016	$703,000

b) Audit-Related Fees:
2015	None
2016	None

c) Tax Fees:
2015	$127,000
2016	$155,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2015	None
2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2015	None
2016	$17,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	$29,000
2016	$9,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2015	None
2016	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $175,000 for fiscal year 2015 and $185,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Insurance Series®
Global Growth Fund
Investment portfolio
December 31, 2016
Common stocks 94.42% Information technology 25.70%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	34,285,000	$191,998
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,035,000	29,756
ASML Holding NV1	675,542	75,690
ASML Holding NV (New York registered)	516,176	57,915
Nintendo Co., Ltd.[1]	544,200	113,763
Alphabet Inc., Class A2	77,600	61,494
Alphabet Inc., Class C2	63,852	49,282
Facebook, Inc., Class A2	866,685	99,712
Murata Manufacturing Co., Ltd.[1]	704,000	93,750
Microsoft Corp.	1,365,000	84,821
Visa Inc., Class A	998,800	77,926
Broadcom Ltd.	392,200	69,329
Alibaba Group Holding Ltd. (ADR)[2]	781,050	68,584
AAC Technologies Holdings Inc.[1]	5,581,540	50,215
Tencent Holdings Ltd.[1]	1,800,000	43,686
Accenture PLC, Class A	323,151	37,851
Intel Corp.	1,022,500	37,086
TE Connectivity Ltd.	347,500	24,075
Apple Inc.	206,000	23,859
VeriSign, Inc.[2]	175,000	13,312
TDK Corp.[1]	162,000	11,108
Tech Mahindra Ltd.[1]	1,319,000	9,467
NAVER Corp.[1]	14,422	9,237
Nokia Corp.[1]	907,500	4,352
		1,338,268
Consumer discretionary 21.07%
Amazon.com, Inc.[2]	384,650	288,438
Home Depot, Inc.	1,038,100	139,188
Priceline Group Inc.[2]	52,225	76,565
Ulta Salon, Cosmetics & Fragrance, Inc.[2]	278,300	70,950
McDonald’s Corp.	504,000	61,347
Industria de Diseño Textil, SA1	1,723,000	58,798
NIKE, Inc., Class B	928,000	47,170
Naspers Ltd., Class N1	221,000	32,201
ASOS PLC[1,2]	502,304	30,571
Kroton Educacional SA, ordinary nominative	6,747,900	27,637
Burberry Group PLC[1]	1,289,612	23,771
Christian Dior SE1	111,900	23,444
Sodexo SA1	200,000	22,982
MGM Resorts International[2]	758,024	21,854
CBS Corp., Class B	334,850	21,303
Dixons Carphone PLC[1]	4,058,000	17,691
Pearson PLC[1]	1,469,600	14,748
Tiffany & Co.	190,000	14,712
Liberty Global PLC, Class C, nonvoting[2]	351,465	10,439
Liberty Global PLC, Class A2	108,449	3,317
American Funds Insurance Series — Global Growth Fund — Page 1 of 173

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Toyota Motor Corp.[1]	200,000	$11,676
Wynn Macau, Ltd.[1]	7,202,000	11,403
PANDORA AS1	84,500	11,037
MGM China Holdings Ltd.[1]	5,212,000	10,759
Steinhoff International Holdings NV1	2,000,000	10,328
Mahindra & Mahindra Ltd.[1]	562,000	9,765
Publicis Groupe SA1	124,865	8,614
Cie. Financière Richemont SA, Class A1	121,450	8,041
Sony Corp.[1]	243,000	6,753
Hermès International[1]	3,910	1,604
		1,097,106
Health care 14.23%
Regeneron Pharmaceuticals, Inc.[2]	243,700	89,460
UnitedHealth Group Inc.	551,500	88,262
Novo Nordisk A/S, Class B1	2,418,401	86,868
Express Scripts Holding Co.[2]	722,500	49,701
Merck & Co., Inc.	760,500	44,771
Boston Scientific Corp.[2]	1,979,200	42,810
Sartorius AG, non-registered shares, nonvoting preferred[1]	568,400	42,086
Vertex Pharmaceuticals Inc.[2]	553,194	40,754
Bayer AG1	349,300	36,441
Eurofins Scientific SE, non-registered shares[1]	71,345	30,394
Essilor International[1]	256,817	29,014
Straumann Holding AG1	71,500	27,875
Novartis AG1	378,000	27,495
AstraZeneca PLC[1]	501,500	27,198
Medtronic PLC	332,000	23,648
Fisher & Paykel Healthcare Corp. Ltd.[1]	3,482,000	20,551
CSL Ltd.[1]	171,000	12,353
Aetna Inc.	77,000	9,549
China Biologic Products, Inc.[2]	84,700	9,107
Juno Therapeutics, Inc.[2]	150,000	2,828
		741,165
Financials 9.58%
JPMorgan Chase & Co.	1,034,520	89,269
AIA Group Ltd.[1]	15,387,900	86,115
Prudential PLC[1]	1,914,934	38,196
Indiabulls Housing Finance Ltd.[1]	3,523,000	33,541
ICICI Bank Ltd.[1]	8,125,000	30,465
AXA SA1	1,046,000	26,395
ORIX Corp.[1]	1,590,000	24,633
Chubb Ltd.	167,000	22,064
Housing Development Finance Corp. Ltd.[1]	1,120,000	20,819
Berkshire Hathaway Inc., Class A2	71	17,333
Bankinter, SA1	1,969,000	15,249
Banco Santander, SA1	2,678,200	13,981
BlackRock, Inc.	34,000	12,938
Svenska Handelsbanken AB, Class A1	902,000	12,532
CME Group Inc., Class A	108,000	12,458
Shinsei Bank, Ltd.[1]	6,401,000	10,765
BNP Paribas SA1	147,000	9,364
Itaú Unibanco Holding SA, preferred nominative	825,000	8,580
American Funds Insurance Series — Global Growth Fund — Page 2 of 173

Common stocks Financials (continued)	Shares	Value (000)
GT Capital Holdings, Inc.[1]	320,000	$8,173
Credit Suisse Group AG1	415,000	5,926
		498,796
Consumer staples 6.38%
Associated British Foods PLC[1]	2,435,000	82,294
British American Tobacco PLC[1]	853,000	48,432
Pernod Ricard SA1	278,739	30,196
Kao Corp.[1]	585,000	27,678
Nestlé SA1	369,650	26,514
Uni-Charm Corp.[1]	1,157,000	25,269
Seven & i Holdings Co., Ltd.[1]	536,000	20,398
Alimentation Couche-Tard Inc., Class B	335,000	15,190
Lenta Ltd. (GDR)[1,2,3]	1,211,900	9,930
Lenta Ltd. (GDR)[1,2]	334,100	2,737
Shoprite Holdings Ltd.[1]	900,000	11,230
Coca-Cola European Partners PLC	277,000	8,698
Coca-Cola HBC AG (CDI)[1]	375,000	8,174
Procter & Gamble Co.	96,036	8,075
Coty Inc., Class A	416,215	7,621
		332,436
Industrials 5.58%
Airbus Group SE, non-registered shares[1]	1,109,500	73,225
KONE Oyj, Class B1	880,000	39,424
Komatsu Ltd.[1]	1,485,000	33,518
NIBE Industrier AB, Class B1	4,178,285	32,919
Ryanair Holdings PLC (ADR)[2]	360,637	30,027
ASSA ABLOY AB, Class B1	1,410,000	26,155
IDEX Corp.	160,000	14,410
Boeing Co.	67,000	10,430
Caterpillar Inc.	90,000	8,347
Rockwool International A/S, Class B1	43,518	7,660
Johnson Controls International PLC	181,450	7,474
Ingersoll-Rand PLC	90,000	6,754
		290,343
Energy 4.11%
Reliance Industries Ltd.[1]	3,325,000	52,953
Seven Generations Energy Ltd., Class A2	1,481,325	34,544
Enbridge Inc. (CAD denominated)	768,910	32,356
Schlumberger Ltd.	365,260	30,664
EOG Resources, Inc.	275,000	27,802
Royal Dutch Shell PLC, Class B1	653,706	18,654
LUKOIL Oil Co. PJSC (ADR)[1]	306,700	17,176
		214,149
Telecommunication services 1.74%
SoftBank Group Corp.[1]	1,176,000	77,637
Vodafone Group PLC[1]	5,165,000	12,703
		90,340
American Funds Insurance Series — Global Growth Fund — Page 3 of 173

Common stocks Materials 1.48%	Shares	Value (000)
Glencore PLC[1,2]	6,150,000	$20,671
Praxair, Inc.	160,000	18,750
Rio Tinto PLC[1]	290,000	11,043
FMC Corp.	171,000	9,672
E.I. du Pont de Nemours and Co.	122,400	8,984
Air Liquide SA, non-registered shares[1]	72,000	7,993
		77,113
Miscellaneous 4.55%
Other common stocks in initial period of acquisition		236,693
Total common stocks (cost: $3,836,676,000)		4,916,409
Bonds, notes & other debt instruments 0.04% U.S. Treasury bonds & notes 0.04% U.S. Treasury 0.04%	Principal amount (000)
U.S. Treasury 0.875% 2017	$2,000	2,002
Total bonds, notes & other debt instruments (cost: $2,001,000)		2,002
Short-term securities 4.82%
American Honda Finance Corp. 0.76% due 2/21/2017	30,000	29,973
Bank of Montreal 0.63% due 1/9/2017	20,000	19,997
Bank of Nova Scotia 1.03% due 1/17/2017[3]	22,200	22,194
Federal Home Loan Bank 0.39%–0.50% due 1/13/2017–2/13/2017	25,000	24,991
General Electric Co. 0.60% due 1/3/2017	5,250	5,250
Microsoft Corp. 0.70% due 2/1/2017[3]	15,000	14,992
Mizuho Bank, Ltd. 0.70% due 1/30/2017–2/2/2017[3]	30,000	29,981
Québec (Province of) 0.53% due 1/6/2017[3]	39,900	39,896
Toronto-Dominion Holdings USA Inc. 1.07% due 1/24/2017[3]	23,700	23,690
Victory Receivables Corp. 0.73%–0.75% due 1/11/2017–1/24/2017[3]	40,000	39,985
Total short-term securities (cost: $250,932,000)		250,949
Total investment securities 99.28% (cost: $4,089,609,000)		5,169,360
Other assets less liabilities 0.72%		37,360
Net assets 100.00%		$5,206,720
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
American Funds Insurance Series — Global Growth Fund — Page 4 of 173

Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $11,269,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation at 12/31/2016 (000)
			Receive (000)	Deliver (000)
Sales:
Japanese yen	1/19/2017	Bank of America, N.A.	$5,339	¥581,294	$359
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $2,469,332,000, which represented 47.43% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $180,668,000, which represented 3.47% of the net assets of the fund.

Key to abbreviations and symbol
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
¥ = Japanese yen
American Funds Insurance Series — Global Growth Fund — Page 5 of 173

Global Small Capitalization Fund
Investment portfolio
December 31, 2016
Common stocks 92.58% Consumer discretionary 19.37%	Shares	Value (000)
Domino’s Pizza, Inc.	335,300	$53,393
Cedar Fair, LP	687,000	44,105
zooplus AG, non-registered shares[1,2]	266,800	34,124
Ted Baker PLC[1]	968,500	33,561
AA PLC[1]	9,674,804	33,002
GVC Holdings PLC[1,2]	4,048,748	32,022
Tele Columbus AG1,2	3,285,000	27,291
Five Below, Inc.[2]	670,900	26,809
Penske Automotive Group, Inc.	473,000	24,520
BCA Marketplace PLC[1]	10,400,000	23,895
Lions Gate Entertainment Corp., Class A	436,750	11,748
Lions Gate Entertainment Corp., Class B2	436,750	10,718
Belmond Ltd., Class A2	1,624,000	21,680
Entertainment One Ltd.[1]	7,563,697	21,429
Cyrela Brazil Realty SA, ordinary nominative	6,382,000	20,138
Vail Resorts, Inc.	121,107	19,536
Brinker International, Inc.	381,000	18,871
Ladbrokes Coral Group PLC[1]	11,120,100	15,839
Taiwan Paiho Ltd.[1]	4,881,000	14,369
Eros International PLC, Class A2	759,296	9,909
Eros International PLC, Class A1,2,3	216,500	2,627
Texas Roadhouse, Inc.	253,500	12,229
Kyoritsu Maintenance Co.,Ltd.[1]	208,900	12,126
ServiceMaster Global Holdings, Inc.[2]	303,000	11,414
Paddy Power Betfair PLC[1]	106,393	11,368
Melco International Development Ltd.[1]	8,216,000	11,113
Inchcape PLC[1]	1,204,600	10,378
Melco Crown Entertainment Ltd. (ADR)	616,000	9,794
Stella International Holdings Ltd.[1]	5,226,000	8,406
McCarthy & Stone PLC[1]	4,236,326	8,404
Tarena International, Inc., Class A (ADR)	528,900	7,928
Shop Apotheke Europe NV1,2	267,857	7,606
Tesla Motors, Inc.[2]	35,000	7,479
Marui Group Co., Ltd.[1]	500,000	7,284
Minor International PCL, nonvoting depositary receipt (Thailand)[1]	7,230,000	7,218
Toll Brothers, Inc.[2]	225,000	6,975
DineEquity, Inc.	84,920	6,539
Brunello Cucinelli SpA[1]	280,865	6,013
Hathway Cable and Datacom Ltd.[1,2]	11,750,000	5,965
Cie. Plastic Omnium SA1	178,600	5,700
Grand Canyon Education, Inc.[2]	96,000	5,611
ElringKlinger AG1	332,000	5,543
Chow Sang Sang Holdings International Ltd.[1]	2,942,000	5,456
Hankook Tire Co., Ltd.[1,2]	101,174	4,855
SSI Group, Inc.[1,2]	93,136,500	4,775
Elior Group SA1	204,647	4,674
American Funds Insurance Series — Global Small Capitalization Fund — Page 6 of 173

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Daily Mail and General Trust PLC, Class A, nonvoting[1]	485,000	$4,650
Zhongsheng Group Holdings Ltd.[1]	5,067,500	4,506
DO & CO AG, non-registered shares[1]	68,190	4,480
PT Surya Citra Media Tbk[1]	21,510,000	4,461
POLYTEC Holding AG, non-registered shares[1]	364,350	3,982
American Axle & Manufacturing Holdings, Inc.[2]	202,000	3,899
Talwalkars Better Value Fitness Ltd.[1]	1,020,000	3,700
I.T Limited[1]	9,170,000	3,655
Greene King PLC[1]	386,600	3,323
Lands’ End, Inc.[2]	200,000	3,030
Wowprime Corp.[1]	667,000	2,706
ClubCorp Holdings, Inc.	185,000	2,655
L’Occitane International SA1	1,334,171	2,524
Mulberry Group PLC[1]	186,500	2,503
B2W - Cia. Digital, ordinary nominative[2]	692,469	2,170
Premium Leisure Corp.[1]	80,900,000	1,903
Sitoy Group Holdings Ltd.[1]	4,206,000	1,096
William Hill PLC[1]	205,200	731
China Zenix Auto International Ltd. (ADR)[2]	428,500	510
Zinc Media Group PLC[1,2]	260,000	5
Phorm Corp. Ltd.[1,2]	24,010,000	—
		750,928
Information technology 15.79%
Qorvo, Inc.[2]	1,783,038	94,020
Inphi Corp.[2]	887,600	39,605
Kakaku.com, Inc.[1]	1,954,000	32,306
Zoopla Property Group PLC[1]	6,815,620	26,794
VTech Holdings Ltd.[1]	1,975,100	26,374
AAC Technologies Holdings Inc.[1]	2,563,061	23,059
II-VI, Inc.[2]	725,000	21,496
Hamamatsu Photonics KK1	815,753	21,399
Sunny Optical Technology (Group) Co., Ltd.[1]	4,796,000	20,897
Topcon Corp.[1]	1,360,510	20,387
Semiconductor Manufacturing International Corp.[1,2]	12,919,191	20,185
Silicon Laboratories Inc.[2]	306,000	19,890
Zebra Technologies Corp., Class A2	225,000	19,296
Cypress Semiconductor Corp.	1,529,000	17,492
Moneysupermarket.com Group PLC[1]	4,295,000	15,551
Cognex Corp.	230,000	14,633
Lumentum Holdings Inc.[2]	373,140	14,422
Finisar Corp.[2]	462,000	13,985
ON Semiconductor Corp.[2]	1,056,726	13,484
Sonus Networks, Inc.[2]	1,864,000	11,743
Cray Inc.[2]	536,231	11,100
Exa Corp.[2]	720,000	11,059
RIB Software AG1	842,045	11,018
Palo Alto Networks, Inc.[2]	85,930	10,746
Gridsum Holding Inc., Class B (ADR)[2]	1,005,000	10,241
YY Inc., Class A (ADR)[2]	251,500	9,914
Infinera Corp.[2]	1,026,000	8,711
DeNA Co., Ltd.[1]	353,000	7,690
Viavi Solutions Inc.[2]	844,600	6,909
Rightmove PLC[1]	142,000	6,824
Vanguard International Semiconductor Corp.[1]	3,850,000	6,675
American Funds Insurance Series — Global Small Capitalization Fund — Page 7 of 173

Common stocks Information technology (continued)	Shares	Value (000)
Semtech Corp.[2]	191,000	$6,026
KPIT Technologies Ltd.[1]	2,637,993	5,193
Tobii AB1,2	677,683	5,074
Alten SA, non-registered shares[1]	68,500	4,810
Syntel, Inc.	167,000	3,305
		612,313
Health care 14.45%
GW Pharmaceuticals PLC (ADR)[2]	687,950	76,878
China Biologic Products, Inc.[2]	503,000	54,083
Insulet Corp.[2]	1,345,633	50,703
athenahealth, Inc.[2]	342,000	35,968
NuVasive, Inc.[2]	501,750	33,798
Illumina, Inc.[2]	260,400	33,342
Ultragenyx Pharmaceutical Inc.[2]	372,768	26,209
Hikma Pharmaceuticals PLC[1]	1,039,000	24,101
CryoLife, Inc.	1,232,300	23,598
Sawai Pharmaceutical Co., Ltd.[1]	333,400	17,873
Kite Pharma, Inc.[2]	385,539	17,288
bluebird bio, Inc.[2]	267,765	16,521
Integra LifeSciences Holdings Corp.[2]	190,000	16,300
Axovant Sciences Ltd.[2]	1,182,027	14,681
BioMarin Pharmaceutical Inc.[2]	172,000	14,248
CONMED Corp.	217,065	9,588
Hypermarcas SA, ordinary nominative	1,130,000	9,072
iRhythm Technologies, Inc.[2]	299,650	8,989
Nakanishi Inc.[1]	214,000	8,278
Capio AB1	1,513,146	7,977
Harmonicare Medical Holdings Ltd.[1]	10,401,000	6,876
Myriad Genetics, Inc.[2]	401,900	6,700
Teleflex Inc.	41,400	6,672
Team Health Holdings, Inc.[2]	141,250	6,137
Genomma Lab Internacional, SAB de CV, Series B2	5,400,000	5,606
Divi’s Laboratories Ltd.[1]	384,864	4,433
NantKwest, Inc.[2]	773,700	4,426
Hologic, Inc.[2]	108,000	4,333
Mitra Keluarga Karyasehat Tbk PT1	17,500,000	3,337
AbbVie Inc.[3]	46,159	2,890
Endo International PLC[2]	163,000	2,685
EXACT Sciences Corp.[2]	187,950	2,511
Novadaq Technologies Inc.[2]	351,500	2,492
Fisher & Paykel Healthcare Corp. Ltd.[1]	269,000	1,588
QRxPharma Ltd.[1,2]	4,129,927	—
		560,181
Financials 8.26%
Essent Group Ltd.[2]	1,579,064	51,114
Webster Financial Corp.	703,700	38,197
Kotak Mahindra Bank Ltd.[1]	3,282,732	34,817
Texas Capital Bancshares, Inc.[2]	356,222	27,928
Kemper Corp.	550,000	24,365
Avanza Bank Holding AB1	544,486	22,042
First Hawaiian, Inc.	592,248	20,622
EFG International AG1	2,231,703	13,498
Great Western Bancorp, Inc.	226,900	9,891
American Funds Insurance Series — Global Small Capitalization Fund — Page 8 of 173

Common stocks Financials (continued)	Shares	Value (000)
Shriram Transport Finance Co. Ltd.[1]	790,710	$9,887
City Union Bank Ltd.[1]	4,714,341	8,971
Deutsche Pfandbriefbank AG1	869,110	8,322
Cerved Information Solutions SPA, non-registered shares[1]	796,199	6,598
Signature Bank[2]	42,000	6,308
Numis Corp. PLC[1]	2,022,302	6,122
Permanent TSB Group Holdings PLC[1,2]	1,810,000	5,249
Close Brothers Group PLC[1]	295,000	5,235
Eurobank Ergasias SA1,2	7,665,362	5,194
CYBG PLC[1,2]	1,168,700	4,035
National Bank of Pakistan[1]	5,270,000	3,781
Bank of Ireland[1,2]	14,099,515	3,482
Inversiones La Construcción SA	205,000	2,678
Bolsas y Mercados Españoles, Sociedad Holding de Mercados y Sistemas Financieros, SA1	62,500	1,841
		320,177
Energy 7.73%
Laredo Petroleum, Inc.[2]	4,534,000	64,111
InterOil Corp.[2]	1,184,235	56,346
SM Energy Co.	808,700	27,884
Carrizo Oil & Gas, Inc.[2]	733,473	27,395
Whitecap Resources Inc.	2,638,880	23,900
Tullow Oil PLC[1]	5,396,215	20,682
Independence Contract Drilling, Inc.[2]	1,601,000	10,727
Kosmos Energy Ltd.[2]	1,385,000	9,709
Amerisur Resources PLC[1,2]	26,846,560	8,841
Venture Global LNG, Inc., Class C1,2,3,4	2,760	8,713
San Leon Energy PLC[1,2]	11,660,000	7,904
Ophir Energy PLC[1,2]	6,652,492	7,887
Lekoil Ltd. (CDI)[1,2]	21,413,600	6,917
Golar LNG Ltd.	209,900	4,815
Providence Resources PLC[1,2]	22,800,250	4,174
Pason Systems Inc.	219,000	3,204
Victoria Oil & Gas PLC[1,2,5]	6,966,560	3,005
Africa Oil Corp. (SEK denominated)[1,2]	678,100	1,346
Denbury Resources Inc.[2]	230,000	846
Canadian Overseas Petroleum Ltd.[2]	11,225,000	251
Canadian Overseas Petroleum Ltd.[2,3]	8,000,000	179
Canadian Overseas Petroleum Ltd. (GBP denominated)[1,2]	6,050,000	121
Genel Energy PLC[1,2]	400,600	404
BNK Petroleum Inc.[2]	756,920	180
International Petroleum Ltd.[1,2]	54,894,353	111
African Petroleum Corp. Ltd.[1,2]	336,363	109
Circle Oil PLC[1,2]	17,937,000	—
		299,761
Industrials 7.35%
International Container Terminal Services, Inc.[1]	30,840,000	44,403
ITT Inc.	823,000	31,743
ABM Industries Inc.	484,600	19,791
Clean Harbors, Inc.[2]	348,000	19,366
AKR Corporindo Tbk PT1	37,356,800	16,655
Carborundum Universal Ltd.[1]	4,159,030	15,154
PARK24 Co., Ltd.[1]	502,000	13,602
Unique Engineering and Construction PCL[1]	20,626,000	11,358
American Funds Insurance Series — Global Small Capitalization Fund — Page 9 of 173

Common stocks Industrials (continued)	Shares	Value (000)
Bossard Holding AG1	70,265	$9,892
NORMA Group SE, non-registered shares[1]	215,718	9,193
KEYW Holding Corp.[2]	750,000	8,842
J. Kumar Infraprojects Ltd.[1]	2,901,000	8,694
Amara Raja Batteries Ltd.[1]	677,766	8,683
Proto Labs, Inc.[2]	147,200	7,559
Geberit AG1	16,500	6,603
PayPoint PLC[1]	520,000	6,420
Johnson Electric Holdings Ltd.[1]	2,378,000	6,258
Alliance Global Group, Inc.[1]	23,370,000	6,008
Oshkosh Corp.	76,000	4,910
Valmont Industries, Inc.	34,000	4,791
Harmonic Drive Systems Inc.[1]	176,400	4,365
Boyd Group Income Fund	62,500	3,983
Landstar System, Inc.	46,600	3,975
Gujarat Pipavav Port Ltd.[1]	1,985,000	3,821
Generac Holdings Inc.[2]	80,300	3,271
Talgo SA, non-registered shares[1,2]	583,000	2,771
Rheinmetall AG1	29,000	1,949
TD Power Systems Ltd.[1]	286,208	713
		284,773
Materials 6.03%
Lundin Mining Corp.[2]	7,025,000	33,486
Buzzi Unicem SPA[1]	1,357,000	32,112
Sirius Minerals Plc[1,2]	84,166,138	19,824
United States Steel Corp.	518,838	17,127
Stillwater Mining Co.[2]	1,007,900	16,237
Time Technoplast Ltd.[1,5]	11,888,000	15,917
Kenmare Resources PLC[1,2]	5,148,530	15,894
HudBay Minerals Inc.	2,720,000	15,558
PolyOne Corp.	350,000	11,214
Multi Packaging Solutions International Ltd.[2]	714,731	10,192
AptarGroup, Inc.	116,300	8,542
CPMC Holdings Ltd.[1]	11,300,000	5,516
Steel Dynamics, Inc.	148,300	5,277
Mayr-Melnhof Karton AG, non-registered shares[1]	45,300	4,801
Rusoro Mining Ltd.[2]	25,530,432	4,564
Nampak Ltd.[1]	2,938,000	3,940
Arkema SA1	38,000	3,712
S H Kelkar and Co. Ltd.[1]	663,128	3,031
Hummingbird Resources PLC[1,2]	12,613,000	2,835
Greatview Aseptic Packaging Co. Ltd.[1]	5,000,000	2,556
Huntsman Corp.	68,600	1,309
Indochine Mining Ltd.[1,2,5]	182,998	—
		233,644
Consumer staples 4.77%
COSMOS Pharmaceutical Corp.[1]	193,900	35,737
Sprouts Farmers Market, Inc.[2]	1,541,700	29,169
SalMar ASA[1]	725,433	21,673
Puregold Price Club, Inc.[1]	20,753,100	16,262
Treasury Wine Estates Ltd.[1]	1,834,975	14,119
Coca-Cola Icecek AS, Class C1	1,341,000	12,576
Kernel Holding SA1	493,041	7,523
American Funds Insurance Series — Global Small Capitalization Fund — Page 10 of 173

Common stocks Consumer staples (continued)	Shares	Value (000)
Scandinavian Tobacco Group A/S1	396,000	$6,661
Emperador Inc.[1]	45,300,000	6,376
Delfi Ltd.[1]	3,729,800	5,718
Philip Morris CR as1	10,500	5,357
Del Monte Pacific Ltd.[1]	16,286,223	4,226
Milbon Co., Ltd.[1]	106,000	4,011
Hyundai Department Store Co., Ltd.[1]	38,500	3,471
Blue Buffalo Pet Products, Inc.[2]	130,800	3,145
Adecoagro SA2	285,000	2,958
PZ Cussons PLC[1]	600,000	2,466
Lenta Ltd. (GDR)[1,2]	240,000	1,966
Stock Spirits Group PLC[1]	746,100	1,661
		185,075
Utilities 2.32%
ENN Energy Holdings Ltd.[1]	9,515,700	38,980
Banpu Power PCL, foreign registered[1,2]	21,992,300	14,985
CT Environmental Group Ltd.[1]	70,542,000	14,145
REN - Redes Energéticas Nacionais, SGPS, SA, non-registered shares[1]	4,030,000	11,443
Huadian Fuxin Energy Corp. Ltd., Class H1	20,000,000	4,418
Ratchaburi Electricity Generating Holding PCL, foreign registered [1]	2,300,000	3,206
Energy World Corp. Ltd.[1,2]	10,883,000	2,029
Mytrah Energy Ltd.[1,2]	1,854,700	717
Greenko Group PLC[1]	2,280,000	—
		89,923
Real estate 1.42%
WHA Corp. PCL[1,2]	252,031,250	20,748
Land and Houses PCL, nonvoting depository receipt[1]	64,638,041	17,680
Land and Houses PCL, foreign registered[1]	4,551,959	1,245
K. Wah International Holdings Ltd.[1]	10,179,172	4,679
Mahindra Lifespace Developers Ltd.[1]	855,356	4,487
LSL Property Services PLC[1]	1,190,000	3,380
Golden Wheel Tiandi Holdings Co. Ltd.[1]	41,332,000	2,879
		55,098
Telecommunication services 0.30%
Indosat Tbk PT1,2	12,616,000	6,040
Zegona Communications PLC[1]	3,081,012	4,597
Hutchison Telecommunications Hong Kong Holdings Ltd.[1]	3,200,000	1,031
		11,668
Miscellaneous 4.79%
Other common stocks in initial period of acquisition		185,906
Total common stocks (cost: $3,373,784,000)		3,589,447
Rights & warrants 0.01% Real estate 0.01%
WHA Corp. PCL, warrants, expire 2020[2]	1,196,182	270
American Funds Insurance Series — Global Small Capitalization Fund — Page 11 of 173

Rights & warrants Energy 0.00%	Shares	Value (000)
Canadian Overseas Petroleum Ltd., warrants, expire 2017[1,2]	2,555,000	$—
Total rights & warrants (cost: $16,000)		270
Bonds, notes & other debt instruments 0.18% U.S. Treasury bonds & notes 0.09% U.S. Treasury 0.09%	Principal amount (000)
U.S. Treasury 0.75% 2017	$3,600	3,594
Total U.S. Treasury bonds & notes		3,594
Corporate bonds & notes 0.09% Energy 0.09%
Denbury Resources Inc. 9.00% 2021[3]	3,195	3,474
Total corporate bonds, notes & loans		3,474
Total bonds, notes & other debt instruments (cost: $5,159,000)		7,068
Short-term securities 7.37%
Bank of Montreal 1.08% due 3/21/2017	25,000	24,943
Federal Home Loan Bank 0.44%–0.52% due 1/11/2017–2/22/2017	85,000	84,979
General Electric Co. 0.60% due 1/3/2017	5,800	5,800
Gotham Funding Corp. 1.15% due 4/3/2017[3]	25,000	24,935
Liberty Street Funding Corp. 1.05% due 3/15/2017[3]	25,000	24,955
Mizuho Bank, Ltd. 0.70% due 2/2/2017[3]	25,000	24,983
Québec (Province of) 0.53% due 1/6/2017[3]	44,900	44,896
Total Capital Canada Ltd. 0.75% due 1/17/2017[3]	50,000	49,987
Total short-term securities (cost: $285,453,000)		285,478
Total investment securities 100.14% (cost: $3,664,412,000)		3,882,263
Other assets less liabilities (0.14)%		(5,409)
Net assets 100.00%		$3,876,854
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
American Funds Insurance Series — Global Small Capitalization Fund — Page 12 of 173

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $85,443,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 12/31/2016 (000)
			Receive (000)	Deliver (000)
Sales:
British pounds	1/11/2017	HSBC Bank	$42,412	£34,000	$493
British pounds	1/26/2017	Citibank	$15,236	£12,190	202
Euros	1/6/2017	JPMorgan Chase	$9,945	€9,091	370
Euros	1/9/2017	Citibank	$11,278	€10,438	283
Euros	1/26/2017	HSBC Bank	$3,844	€3,672	(28)
Euros	1/27/2017	Barclays Bank PLC	$2,817	€2,691	(20)
Japanese yen	1/12/2017	UBS AG	$3,828	¥437,000	86
					$1,386

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,612,372,000, which represented 41.59% of the net assets of the fund. This amount includes $1,600,921,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $187,639,000, which represented 4.84% of the net assets of the fund.
[4]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[5]	Represents an affiliated company as defined under the Investment Company Act of 1940.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Venture Global LNG, Inc., Class C	5/1/2015	$8,280	$8,713.22%

Key to abbreviations and symbols
ADR = American Depositary Receipts
CDI = CREST Depository Interest
€ = Euros
GBP/£ = British pounds
¥ = Japanese yen
SEK = Swedish kronor
American Funds Insurance Series — Global Small Capitalization Fund — Page 13 of 173

Growth Fund
Investment portfolio
December 31, 2016
Common stocks 94.56% Information technology 26.13%	Shares	Value (000)
Facebook, Inc., Class A1	7,788,185	$896,031
Microsoft Corp.	11,095,000	689,443
Apple Inc.	4,905,300	568,132
Broadcom Ltd.	2,880,800	509,239
ASML Holding NV (New York registered)	2,224,016	249,534
ASML Holding NV2	1,808,186	202,596
Alphabet Inc., Class C1	270,241	208,578
Alphabet Inc., Class A1	254,000	201,282
Taiwan Semiconductor Manufacturing Co., Ltd.[2]	59,537,000	333,409
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,675,392	48,168
Visa Inc., Class A	2,120,000	165,402
Intel Corp.	3,950,000	143,267
TE Connectivity Ltd.	2,015,000	139,599
Akamai Technologies, Inc.[1]	2,040,000	136,027
Hexagon AB, Class B2	3,152,551	112,424
Adobe Systems Inc.[1]	1,000,000	102,950
Juniper Networks, Inc.	3,160,000	89,302
Dolby Laboratories, Inc., Class A	1,949,549	88,100
Finisar Corp.[1]	2,554,000	77,310
Intuit Inc.	615,000	70,485
First Solar, Inc.[1]	2,000,000	64,180
Amphenol Corp., Class A	935,000	62,832
Paycom Software, Inc.[1]	1,150,000	52,314
Nintendo Co., Ltd.[2]	249,960	52,253
Sabre Corp.	2,064,300	51,504
Murata Manufacturing Co., Ltd.[2]	376,000	50,071
salesforce.com, inc.[1]	645,000	44,157
Activision Blizzard, Inc.	1,133,300	40,923
Samsung Electronics Co., Ltd.[2]	25,000	36,939
Fiserv, Inc.[1]	332,700	35,359
Alibaba Group Holding Ltd. (ADR)[1]	400,000	35,124
Jack Henry & Associates, Inc.	285,000	25,302
PayPal Holdings, Inc.[1]	513,000	20,248
Workday, Inc., Class A1	228,700	15,115
VeriSign, Inc.[1]	185,000	14,073
		5,631,672
Consumer discretionary 21.21%
Amazon.com, Inc.[1]	1,614,607	1,210,745
Home Depot, Inc.	3,890,000	521,571
Comcast Corp., Class A	7,257,351	501,120
Charter Communications, Inc., Class A1	1,287,320	370,645
Ulta Salon, Cosmetics & Fragrance, Inc.[1]	1,120,000	285,533
Netflix, Inc.[1]	1,971,000	244,010
Priceline Group Inc.[1]	136,331	199,869
Tesla Motors, Inc.[1]	927,500	198,197
American Funds Insurance Series — Growth Fund — Page 14 of 173

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Starbucks Corp.	3,510,000	$194,875
MGM Resorts International[1]	5,743,400	165,582
Domino’s Pizza, Inc.	647,000	103,028
Twenty-First Century Fox, Inc., Class A	3,670,000	102,907
CBS Corp., Class B	1,280,000	81,434
Newell Brands Inc.	1,818,900	81,214
NIKE, Inc., Class B	1,230,000	62,521
Tiffany & Co.	589,000	45,606
Liberty Global PLC, Class C, nonvoting[1]	1,365,000	40,541
Luxottica Group SpA[2]	689,000	37,112
Viacom Inc., Class B	1,000,000	35,100
Norwegian Cruise Line Holdings Ltd.[1]	743,000	31,600
Sturm, Ruger & Co., Inc.	565,288	29,791
Carnival Corp., units	290,000	15,097
Expedia, Inc.	113,900	12,903
		4,571,001
Health care 13.18%
UnitedHealth Group Inc.	3,645,000	583,346
Regeneron Pharmaceuticals, Inc.[1]	697,750	256,137
Centene Corp.[1]	4,266,652	241,109
Humana Inc.	993,200	202,643
Express Scripts Holding Co.[1]	2,809,908	193,294
Incyte Corp.[1]	1,921,500	192,669
Thermo Fisher Scientific Inc.	1,065,000	150,271
Vertex Pharmaceuticals Inc.[1]	2,023,000	149,034
Medtronic PLC	1,830,000	130,351
Intuitive Surgical, Inc.[1]	195,000	123,663
Gilead Sciences, Inc.	1,570,000	112,428
Merck & Co., Inc.	1,601,000	94,251
ResMed Inc.	1,480,000	91,834
Celgene Corp.[1]	700,000	81,025
Boston Scientific Corp.[1]	3,300,000	71,379
Intercept Pharmaceuticals, Inc.[1]	360,000	39,114
Bristol-Myers Squibb Co.	585,000	34,187
Illumina, Inc.[1]	230,000	29,449
Aetna Inc.	217,000	26,910
Abbott Laboratories	552,200	21,210
Novo Nordisk A/S, Class B2	245,000	8,800
ACADIA Pharmaceuticals Inc.[1]	270,000	7,787
		2,840,891
Energy 10.86%
Schlumberger Ltd.	4,727,000	396,832
Concho Resources Inc.[1]	1,960,000	259,896
EOG Resources, Inc.	2,492,400	251,982
Suncor Energy Inc.	5,502,090	179,899
Noble Energy, Inc.	3,958,000	150,641
Chevron Corp.	1,200,000	141,240
Halliburton Co.	2,500,000	135,225
Pioneer Natural Resources Co.	630,000	113,444
Weatherford International PLC[1]	18,761,776	93,621
Core Laboratories NV	561,198	67,366
Seven Generations Energy Ltd., Class A1	2,787,478	65,003
Murphy Oil Corp.	2,043,200	63,605
American Funds Insurance Series — Growth Fund — Page 15 of 173

Common stocks Energy (continued)	Shares	Value (000)
Cimarex Energy Co.	419,700	$57,037
Canadian Natural Resources, Ltd.	1,600,000	50,992
ConocoPhillips	1,000,000	50,140
Peyto Exploration & Development Corp.	2,027,000	50,137
Enbridge Inc. (CAD denominated)	1,086,159	45,707
Royal Dutch Shell PLC, Class B (ADR)	760,100	44,063
Royal Dutch Shell PLC, Class A (ADR)	29,912	1,627
U.S. Silica Holdings, Inc.	680,000	38,542
Hess Corp.	570,300	35,524
Tourmaline Oil Corp.[1]	847,000	22,653
Tourmaline Oil Corp.[1,2,3]	340,000	8,639
Tullow Oil PLC[2]	4,035,500	15,467
		2,339,282
Financials 9.60%
Berkshire Hathaway Inc., Class A1	1,893	462,121
Berkshire Hathaway Inc., Class B1	363,734	59,281
JPMorgan Chase & Co.	2,683,720	231,578
Onex Corp.	2,342,800	159,450
Legal & General Group PLC[2]	45,158,246	137,542
Goldman Sachs Group, Inc.	522,400	125,089
Wells Fargo & Co.	2,145,000	118,211
Capital One Financial Corp.	1,111,100	96,932
Bank of America Corp.	4,015,000	88,731
American International Group, Inc.	1,333,300	87,078
PNC Financial Services Group, Inc.	733,600	85,802
FCB Financial Holdings, Inc., Class A1	1,680,000	80,136
First Republic Bank	755,000	69,566
Financial Engines, Inc.	1,570,000	57,697
CME Group Inc., Class A	350,100	40,384
Chubb Ltd.	250,000	33,030
BlackRock, Inc.	75,000	28,541
Fifth Third Bancorp	980,000	26,431
Charles Schwab Corp.	590,000	23,287
Webster Financial Corp.	428,800	23,275
Morgan Stanley	411,000	17,365
Legg Mason Partners Equity Fund	565,000	16,899
		2,068,426
Industrials 5.74%
Boeing Co.	1,444,800	224,927
Rockwell Collins, Inc.	1,775,000	164,649
MTU Aero Engines AG2	861,034	99,338
General Dynamics Corp.	555,000	95,826
Raytheon Co.	538,000	76,396
Northrop Grumman Corp.	294,000	68,379
On Assignment, Inc.[1]	1,479,500	65,335
Johnson Controls International PLC	1,355,000	55,812
Grafton Group PLC, units[2]	7,866,000	53,230
TransDigm Group Inc.	169,000	42,074
Huntington Ingalls Industries, Inc.	217,000	39,969
Meggitt PLC[2]	6,506,647	36,744
AECOM[1]	1,000,000	36,360
Kansas City Southern	408,300	34,644
Caterpillar Inc.	360,000	33,386
American Funds Insurance Series — Growth Fund — Page 16 of 173

Common stocks Industrials (continued)	Shares	Value (000)
Lockheed Martin Corp.	131,000	$32,742
FedEx Corp.	168,000	31,282
Masco Corp.	722,000	22,830
Oshkosh Corp.	186,147	12,027
Cummins Inc.	87,000	11,890
		1,237,840
Consumer staples 4.62%
Philip Morris International Inc.	2,470,000	225,980
Constellation Brands, Inc., Class A	1,075,000	164,808
Kraft Heinz Co.	1,803,199	157,455
Coca-Cola Co.	3,245,000	134,538
Kerry Group PLC, Class A2	1,700,000	121,563
Costco Wholesale Corp.	377,000	60,362
Reynolds American Inc.	845,300	47,371
Mead Johnson Nutrition Co.	646,000	45,711
Pinnacle Foods Inc.	425,000	22,716
Coca-Cola European Partners PLC	470,000	14,758
		995,262
Telecommunication services 1.11%
Zayo Group Holdings, Inc.[1]	6,549,000	215,200
T-Mobile US, Inc.[1]	437,000	25,132
		240,332
Materials 0.55%
E.I. du Pont de Nemours and Co.	705,000	51,747
Praxair, Inc.	314,200	36,821
Platform Specialty Products Corp.[1]	3,000,000	29,430
		117,998
Real estate 0.44%
Iron Mountain Inc. REIT	2,000,000	64,960
American Tower Corp. REIT	190,000	20,079
Crown Castle International Corp. REIT	107,000	9,285
		94,324
Utilities 0.28%
Exelon Corp.	1,705,000	60,510
Miscellaneous 0.84%
Other common stocks in initial period of acquisition		180,202
Total common stocks (cost: $14,086,577,000)		20,377,740
Convertible stocks 0.06% Consumer discretionary 0.06%
Uber Technologies, Inc., Series F, convertible preferred[2,3]	268,677	13,104
Total convertible stocks (cost: $10,650,000)		13,104
American Funds Insurance Series — Growth Fund — Page 17 of 173

Convertible bonds 0.02% Miscellaneous 0.02%	Principal amount (000)	Value (000)
Other convertible bonds in initial period of acquisition		$4,481
Total convertible bonds (cost: $5,000,000)		4,481
Short-term securities 5.46%
Apple Inc. 0.71% due 2/14/2017[4]	$75,000	74,948
Army and Air Force Exchange Service 0.51% due 1/4/2017[4]	24,100	24,098
Chevron Corp. 0.60%–0.67% due 2/2/2017–2/7/2017[4]	80,000	79,944
Ciesco LLC 1.04% due 3/15/2017[4]	27,300	27,250
Estée Lauder Companies Inc. 0.73%–0.75% due 2/7/2017–2/15/2017[4]	30,000	29,977
ExxonMobil Corp. 0.69% due 1/23/2017	80,000	79,966
Federal Farm Credit Banks 0.46%–0.54% due 1/24/2017–5/26/2017	65,000	64,875
Federal Home Loan Bank 0.38%–0.53% due 1/6/2017–2/24/2017	221,600	221,530
Freddie Mac 0.50% due 5/15/2017	45,000	44,906
General Electric Co. 0.60% due 1/3/2017	11,350	11,349
John Deere Canada ULC 0.73% due 1/17/2017[4]	35,000	34,992
John Deere Financial Ltd. 0.63% due 1/11/2017[4]	20,000	19,997
Microsoft Corp. 0.67%–0.89% due 1/17/2017–3/21/2017[4]	110,000	109,908
Paccar Financial Corp. 0.60% due 1/19/2017	15,000	14,995
PepsiCo Inc. 0.64% due 1/30/2017[4]	30,000	29,986
Qualcomm Inc. 0.65% due 2/14/2017[4]	30,000	29,976
U.S. Treasury Bills 0.44%–0.53% due 1/12/2017–3/23/2017	110,300	110,240
United Parcel Service Inc. 0.65% due 1/23/2017[4]	66,100	66,077
Walt Disney Co. 0.71% due 2/27/2017[4]	50,000	49,946
Wells Fargo Bank, N.A. 0.90% due 3/1/2017	50,000	50,011
Total short-term securities (cost: $1,174,918,000)		1,174,971
Total investment securities 100.10% (cost: $15,277,145,000)		21,570,296
Other assets less liabilities (0.10)%		(20,546)
Net assets 100.00%		$21,549,750
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
American Funds Insurance Series — Growth Fund — Page 18 of 173

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,378,737,000, which represented 6.40% of the net assets of the fund. This amount includes $1,356,994,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $577,099,000, which represented 2.68% of the net assets of the fund.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Uber Technologies, Inc., Series F, convertible preferred	5/22/2015	$10,650	$13,104.06%
Tourmaline Oil Corp.	12/1/2016	8,936	8,639.04
Total private placement securities		$ 19,586	$ 21,743.10%

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
American Funds Insurance Series — Growth Fund — Page 19 of 173

International Fund
Investment portfolio
December 31, 2016
Common stocks 91.33% Financials 15.28%	Shares	Value (000)
AIA Group Ltd.[1]	34,971,700	$195,711
HDFC Bank Ltd.[1]	8,854,600	172,651
HDFC Bank Ltd. (ADR)	352,300	21,378
BNP Paribas SA1	1,996,322	127,168
Barclays PLC[1]	46,061,039	126,528
Prudential PLC[1]	5,142,265	102,568
UBS Group AG1	4,796,651	75,091
Kotak Mahindra Bank Ltd.[1]	6,186,048	65,610
Credit Suisse Group AG1	3,667,625	52,370
UniCredit SpA[1]	13,706,031	39,402
Siam Commercial Bank Public Co. Ltd., foreign registered [1]	6,334,104	26,863
Axis Bank Ltd.[1]	3,222,055	21,291
HSBC Holdings PLC (HKD denominated)[1]	2,623,616	21,077
Metropolitan Bank & Trust Co.[1]	12,130,000	17,733
Banco Santander, SA1	3,320,000	17,331
Société Générale[1]	303,575	14,903
RSA Insurance Group PLC[1]	1,542,100	11,122
Royal Bank of Canada	135,000	9,137
Standard Chartered PLC[1,2]	669,285	5,482
Standard Chartered PLC (HKD denominated)[1,2]	249,285	2,001
Kinnevik AB, Class B [1]	306,233	7,337
Bangkok Bank PCL, nonvoting depository receipt [1]	1,394,900	6,194
		1,138,948
Information technology 12.76%
Tencent Holdings Ltd.[1]	9,635,499	233,856
Alibaba Group Holding Ltd. (ADR)[2]	1,873,200	164,486
Samsung Electronics Co., Ltd.[1]	108,596	160,457
Nintendo Co., Ltd.[1]	474,646	99,223
ASML Holding NV1	693,834	77,740
Infineon Technologies AG1	2,596,346	44,999
Murata Manufacturing Co., Ltd.[1]	290,500	38,685
Tata Consultancy Services Ltd.[1]	770,000	26,766
Hamamatsu Photonics KK1	944,400	24,773
Keyence Corp.[1]	35,100	24,050
Samsung SDI Co., Ltd.[1]	189,653	17,043
Worldpay Group PLC[1]	3,380,200	11,210
Tech Mahindra Ltd.[1]	1,546,414	11,100
Baidu, Inc., Class A (ADR)[2]	46,000	7,563
Gemalto NV, non-registered shares [1]	128,500	7,419
Yandex NV, Class A2	99,500	2,003
		951,373
American Funds Insurance Series — International Fund — Page 20 of 173

Common stocks Consumer discretionary 12.71%	Shares	Value (000)
Altice NV, Class A1,2	7,869,893	$155,667
Altice NV, Class B1,2	1,118,127	22,236
Kering SA1	477,249	106,992
Galaxy Entertainment Group Ltd.[1]	18,326,000	78,841
Toyota Motor Corp.[1]	1,103,000	64,393
Naspers Ltd., Class N1	416,600	60,701
Sands China Ltd.[1]	13,028,000	56,031
Hyundai Motor Co.[1]	426,354	51,223
Sony Corp.[1]	1,551,500	43,118
H & M Hennes & Mauritz AB, Class B1	1,297,377	36,015
Melco Crown Entertainment Ltd. (ADR)	1,985,000	31,562
Techtronic Industries Co. Ltd.[1]	7,816,000	27,999
Li & Fung Ltd.[1]	60,242,000	26,339
Hyundai Mobis Co., Ltd.[1]	118,300	25,801
Mahindra & Mahindra Ltd.[1]	1,300,289	22,593
Restaurant Brands International Inc.	456,173	21,741
William Hill PLC[1]	5,845,000	20,832
ITV PLC[1]	7,870,100	19,949
Publicis Groupe SA1	259,183	17,880
Elior Group SA1	727,200	16,608
Industria de Diseño Textil, SA1	444,000	15,152
Global Brands Group Holding Ltd.[1,2]	83,622,000	11,008
Tele Columbus AG1,2	1,113,750	9,253
B&M European Value Retail SA1	1,627,000	5,566
		947,500
Health care 9.49%
Novartis AG1	3,096,974	225,270
Grifols, SA, Class B, preferred nonvoting, non-registered shares[1]	3,304,730	52,998
Grifols, SA, Class A, non-registered shares[1]	881,000	17,504
Grifols, SA, Class B (ADR)	793,690	12,755
UCB SA1	1,272,900	81,476
Sysmex Corp.[1]	1,161,823	67,157
Takeda Pharmaceutical Co. Ltd.[1]	1,408,500	58,171
Teva Pharmaceutical Industries Ltd. (ADR)	1,525,300	55,292
Merck KGaA[1]	420,900	43,925
Shire PLC[1]	415,500	23,545
Fresenius SE & Co. KGaA[1]	231,000	18,044
Astellas Pharma Inc.[1]	953,000	13,210
Chugai Pharmaceutical Co., Ltd.[1]	435,500	12,473
GlaxoSmithKline PLC[1]	626,000	11,955
Novo Nordisk A/S, Class B1	282,500	10,147
Fresenius Medical Care AG & Co. KGaA[1]	39,638	3,361
		707,283
Materials 8.64%
HeidelbergCement AG1	1,052,809	98,221
Nitto Denko Corp.[1]	1,092,000	83,613
Glencore PLC[1,2]	24,853,000	83,533
First Quantum Minerals Ltd.	7,199,000	71,580
Grasim Industries Ltd.[1]	4,012,868	50,806
Fortescue Metals Group Ltd.[1]	11,557,000	48,803
Vale SA, Class A, preferred nominative (ADR)	6,605,300	45,510
Vale SA, Class A, preferred nominative	109,700	787
Syngenta AG1	82,350	32,543
American Funds Insurance Series — International Fund — Page 21 of 173

Common stocks Materials (continued)	Shares	Value (000)
Rio Tinto PLC[1]	816,000	$31,074
Teck Resources Ltd., Class B	1,547,000	30,960
Asahi Kasei Corp.[1]	1,875,000	16,324
BASF SE1	160,500	14,968
Ambuja Cements Ltd.[1]	4,354,000	13,191
Amcor Ltd.[1]	1,116,000	12,022
UltraTech Cement Ltd.[1]	121,816	5,812
Akzo Nobel NV1	73,350	4,581
		644,328
Industrials 8.24%
Airbus Group SE, non-registered shares[1]	2,559,364	168,914
Rolls-Royce Holdings PLC[1,2]	9,055,400	74,470
Recruit Holdings Co., Ltd.[1]	1,220,000	48,855
CK Hutchison Holdings Ltd.[1]	3,350,836	37,828
Jardine Matheson Holdings Ltd.[1]	650,100	35,862
Babcock International Group PLC[1]	2,695,615	31,624
Abertis Infraestructuras, SA, Class A, non-registered shares[1]	2,201,554	30,803
Nidec Corp.[1]	310,000	26,660
Komatsu Ltd.[1]	1,122,000	25,325
Toshiba Corp.[1,2]	8,607,000	20,795
Leonardo - Finmeccanica SPA[1,2]	1,459,500	20,462
Ryanair Holdings PLC (ADR)[2]	243,700	20,290
International Container Terminal Services, Inc.[1]	12,890,350	18,559
Siemens AG1	143,300	17,615
Capita PLC[1]	2,186,300	14,313
Groupe Eurotunnel SE1	1,070,000	10,158
SMC Corp.[1]	27,000	6,425
Alliance Global Group, Inc.[1]	20,000,000	5,142
		614,100
Consumer staples 7.53%
Nestlé SA1	1,317,700	94,513
Pernod Ricard SA1	717,437	77,721
AMOREPACIFIC Corp.[1]	262,800	69,875
British American Tobacco PLC[1]	1,182,000	67,113
Associated British Foods PLC[1]	1,979,588	66,903
Treasury Wine Estates Ltd.[1]	6,529,100	50,238
Imperial Brands PLC[1]	1,043,000	45,372
Meiji Holdings Co., Ltd.[1]	404,400	31,724
Uni-Charm Corp.[1]	870,000	19,001
Thai Beverage PCL[1]	17,400,000	10,185
Glanbia PLC[1]	575,438	9,558
Kao Corp.[1]	166,000	7,854
Ajinomoto Co., Inc.[1]	322,000	6,476
Shiseido Co., Ltd.[1]	206,500	5,217
		561,750
Utilities 5.20%
Power Grid Corp. of India Ltd.[1]	35,497,206	95,891
Cheung Kong Infrastructure Holdings Ltd.[1]	7,942,000	63,167
ENN Energy Holdings Ltd.[1]	12,732,000	52,155
DONG Energy AS1,2	1,215,408	46,001
China Gas Holdings Ltd.[1]	31,610,000	42,834
SSE PLC[1]	2,187,904	41,825
American Funds Insurance Series — International Fund — Page 22 of 173

Common stocks Utilities (continued)	Shares	Value (000)
Engie SA1	1,445,515	$18,415
China Resources Gas Group Ltd.[1]	5,340,000	14,966
ACCIONA, SA1	169,700	12,488
		387,742
Energy 4.91%
Royal Dutch Shell PLC, Class B1	2,996,561	85,509
Royal Dutch Shell PLC, Class A1	2,050,421	56,499
Suncor Energy Inc.	1,433,000	46,854
Canadian Natural Resources, Ltd.	1,284,900	40,950
Oil Search Ltd.[1]	7,903,000	40,804
TOTAL SA1	721,834	36,848
Tullow Oil PLC[1]	6,211,652	23,807
Enbridge Inc. (CAD denominated)	434,757	18,295
BP PLC[1]	2,636,717	16,383
		365,949
Telecommunication services 3.40%
Nippon Telegraph and Telephone Corp.[1]	1,948,000	81,886
SoftBank Group Corp.[1]	911,900	60,201
MTN Group Ltd.[1]	5,094,106	46,530
KDDI Corp.[1]	1,189,500	30,032
Bharti Airtel Ltd.[1]	2,530,000	11,381
TalkTalk Telecom Group PLC[1]	4,279,000	8,910
Idea Cellular Ltd.[1]	7,324,000	7,982
Intouch Holdings PCL[1]	4,631,000	6,427
SFR Group SA, non-registered shares[1,2]	1	—
		253,349
Real estate 2.19%
Cheung Kong Property Holdings Ltd.[1]	12,918,528	78,340
Ayala Land, Inc.[1]	53,650,700	34,495
Wharf (Holdings) Ltd.[1]	4,198,000	27,587
Sun Hung Kai Properties Ltd.[1]	1,798,666	22,520
		162,942
Miscellaneous 0.98%
Other common stocks in initial period of acquisition		73,165
Total common stocks (cost: $6,453,721,000)		6,808,429
Bonds, notes & other debt instruments 1.04% Corporate bonds & notes 0.65% Materials 0.49%	Principal amount (000)
First Quantum Minerals Ltd. 7.00% 2021[3]	$3,725	3,723
First Quantum Minerals Ltd. 7.25% 2022[3]	25,720	25,463
Vale Overseas Ltd. 6.875% 2036	1,430	1,416
Vale Overseas Ltd. 6.875% 2039	5,704	5,576
Vale SA 5.625% 2042	65	58
		36,236
American Funds Insurance Series — International Fund — Page 23 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy 0.16%	Principal amount (000)	Value (000)
Genel Energy Finance 3 Ltd. 7.50% 2019[3]	$3,000	$2,483
Petróleos Mexicanos 7.19% 2024	MXN200,000	8,225
Petróleos Mexicanos 7.47% 2026	42,000	1,672
		12,380
Total corporate bonds & notes		48,616
U.S. Treasury bonds & notes 0.31% U.S. Treasury 0.31%
U.S. Treasury 0.875% 2017[4]	$22,835	22,854
Total U.S. Treasury bonds & notes		22,854
Bonds & notes of governments outside the U.S. 0.08%
Brazil (Federative Republic of) 10.00% 2025	BRL21,000	5,999
Total bonds, notes & other debt instruments (cost: $69,936,000)		77,469
Short-term securities 7.37%
Bank of Montreal 1.10%–1.11% due 2/1/2017–4/3/2017	$75,900	75,779
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.63% due 1/6/2017	13,800	13,798
CPPIB Capital Inc. 0.73% due 2/23/2017[3]	18,900	18,879
Fairway Finance Corp. 0.93% due 3/13/2017[3]	8,800	8,785
Federal Home Loan Bank 0.42%–0.49% due 1/9/2017–2/21/2017	80,400	80,367
Gotham Funding Corp. 0.92% due 2/13/2017[3]	55,100	55,050
John Deere Financial Ltd. 0.71% due 1/24/2017[3]	37,400	37,387
Mizuho Bank, Ltd. 0.70% due 1/30/2017[3]	54,300	54,267
Sumitomo Mitsui Banking Corp. 0.73% due 1/18/2017[3]	52,100	52,083
U.S. Treasury Bills 0.40%–0.52% due 1/5/2017–4/6/2017	103,100	103,062
Victory Receivables Corp. 0.74% due 1/11/2017[3]	50,000	49,991
Total short-term securities (cost: $549,423,000)		549,448
Total investment securities 99.74% (cost: $7,073,080,000)		7,435,346
Other assets less liabilities 0.26%		19,529
Net assets 100.00%		$7,454,875
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
American Funds Insurance Series — International Fund — Page 24 of 173

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $290,958,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 12/31/2016 (000)
			Receive (000)	Deliver (000)
Sales:
Euros	1/10/2017	Barclays Bank PLC	$16,784	€15,545	$408
Euros	1/10/2017	JPMorgan Chase	$7,791	€7,216	190
Euros	1/23/2017	Barclays Bank PLC	$130,424	€125,000	(1,336)
Euros	1/26/2017	HSBC Bank	$8,873	€8,477	(63)
Euros	1/26/2017	Bank of America, N.A.	$23,103	€22,080	(174)
Euros	2/24/2017	HSBC Bank	$3,829	€3,666	(40)
Japanese yen	2/17/2017	JPMorgan Chase	$22,843	¥2,686,677	(203)
Japanese yen	2/17/2017	Citibank	$45,677	¥5,373,353	(414)
Japanese yen	2/24/2017	Barclays Bank PLC	$56,819	¥6,682,000	(512)
					$(2,144)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $6,197,096,000, which represented 83.13% of the net assets of the fund. This amount includes $6,024,446,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $308,111,000, which represented 4.13% of the net assets of the fund.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $71,000, which represented less than .01% of the net assets of the fund.

Key to abbreviations and symbols
ADR = American Depositary Receipts
BRL = Brazilian reais
CAD = Canadian dollars
€ = Euros
HKD = Hong Kong dollars
¥ = Japanese yen
MXN = Mexican pesos
American Funds Insurance Series — International Fund — Page 25 of 173

New World Fund®
Investment portfolio
December 31, 2016
Common stocks 83.03% Information technology 14.42%	Shares	Value (000)
Murata Manufacturing Co., Ltd.[1]	656,000	$87,358
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	10,757,000	60,240
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	540,000	15,525
Baidu, Inc., Class A (ADR)[2]	250,700	41,217
AAC Technologies Holdings Inc.[1]	4,423,500	39,796
Alphabet Inc., Class C2	25,946	20,026
Alphabet Inc., Class A2	16,900	13,392
Broadcom Ltd.	130,300	23,033
Alibaba Group Holding Ltd. (ADR)[2]	249,550	21,913
MasterCard Inc., Class A	200,000	20,650
Yandex NV, Class A2	956,000	19,244
Tencent Holdings Ltd.[1]	320,500	7,779
ASML Holding NV1	57,000	6,386
Facebook, Inc., Class A2	54,000	6,213
ASM Pacific Technology Ltd.[1]	563,900	5,970
EPAM Systems, Inc.[2]	90,500	5,820
Hexagon AB, Class B1	157,000	5,599
Juniper Networks, Inc.	188,800	5,335
Intel Corp.	138,460	5,022
TDK Corp.[1]	50,200	3,442
Halma PLC[1]	310,000	3,417
		417,377
Financials 13.17%
UniCredit SpA[1]	21,925,000	63,030
HDFC Bank Ltd.[1]	1,385,100	27,007
HDFC Bank Ltd. (ADR)	208,400	12,646
Citigroup Inc.	560,000	33,281
ICICI Bank Ltd.[1]	6,053,830	22,699
ICICI Bank Ltd. (ADR)	1,100,500	8,243
Housing Development Finance Corp. Ltd.[1]	1,604,700	29,830
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	5,441,500	27,586
AIA Group Ltd.[1]	4,291,600	24,017
Sberbank of Russia PJSC (ADR) [1]	1,150,000	13,280
Sberbank of Russia PJSC (ADR)	682,500	7,903
Capitec Bank Holdings Ltd.[1]	413,438	20,938
Kotak Mahindra Bank Ltd.[1]	1,647,772	17,477
Industrial and Commercial Bank of China Ltd., Class H1	27,600,000	16,461
Prudential PLC[1]	657,720	13,119
Indiabulls Housing Finance Ltd.[1]	1,322,319	12,589
Itaú Unibanco Holding SA, preferred nominative	1,150,000	11,960
Chubb Ltd.	90,000	11,891
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	1,000,000	7,190
China Construction Bank Corp., Class H1	535	—
		381,147
American Funds Insurance Series — New World Fund — Page 26 of 173

Common stocks Consumer discretionary 12.63%	Shares	Value (000)
Naspers Ltd., Class N1	395,419	$57,615
Domino’s Pizza, Inc.	310,000	49,364
Ctrip.com International, Ltd. (ADR)[2]	963,600	38,544
Matahari Department Store Tbk PT1	28,777,400	32,124
Kroton Educacional SA, ordinary nominative	6,786,000	27,793
Maruti Suzuki India Ltd.[1]	249,500	19,434
Mr Price Group Ltd.[1]	1,584,000	18,317
Estácio Participações SA, ordinary nominative	3,391,000	16,462
Sony Corp.[1]	575,000	15,980
Mahindra & Mahindra Ltd.[1]	904,000	15,708
Steinhoff International Holdings NV1	2,907,262	15,013
Cosmo Lady (China) Holdings Co. Ltd.[1]	23,792,000	9,189
Wynn Macau, Ltd.[1]	5,100,200	8,075
Priceline Group Inc.[2]	5,300	7,770
Industria de Diseño Textil, SA1	200,000	6,825
NIKE, Inc., Class B	121,000	6,150
Toyota Motor Corp.[1]	87,000	5,079
Ryohin Keikaku Co., Ltd.[1]	24,500	4,791
Twenty-First Century Fox, Inc., Class A	160,000	4,486
Motherson Sumi Systems Ltd.[1]	795,361	3,821
Samsonite International SA1	1,032,000	2,936
		365,476
Energy 9.56%
Reliance Industries Ltd.[1]	5,492,302	87,469
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)[2]	3,575,674	36,150
United Tractors Tbk PT1	19,029,300	29,987
CNOOC Ltd.[1]	21,621,100	26,694
Royal Dutch Shell PLC, Class B1	600,000	17,121
Royal Dutch Shell PLC, Class A1	11,705	323
Schlumberger Ltd.	203,500	17,084
LUKOIL Oil Co. PJSC (ADR)[1]	303,000	16,968
Galp Energia, SGPS, SA, Class B1	1,057,173	15,715
Oil Search Ltd.[1]	2,529,200	13,058
Noble Energy, Inc.	243,900	9,283
Halliburton Co.	115,000	6,220
Weatherford International PLC[2]	130,000	649
		276,721
Health care 6.92%
China Biologic Products, Inc.[2]	380,800	40,944
Hypermarcas SA, ordinary nominative	3,730,800	29,952
Novo Nordisk A/S, Class B1	586,600	21,070
CSL Ltd.[1]	269,500	19,469
Hikma Pharmaceuticals PLC[1]	826,500	19,171
Thermo Fisher Scientific Inc.	116,000	16,368
Merck & Co., Inc.	260,000	15,306
Novartis AG (ADR)	134,000	9,761
Novartis AG1	65,000	4,728
Cochlear Ltd.[1]	112,500	9,931
AstraZeneca PLC[1]	128,000	6,942
Straumann Holding AG1	16,500	6,433
		200,075
American Funds Insurance Series — New World Fund — Page 27 of 173

Common stocks Consumer staples 6.05%	Shares	Value (000)
Lenta Ltd. (GDR)[1,2]	5,241,024	$42,941
Lenta Ltd. (GDR)[1,2,3]	1,053,300	8,630
CP ALL PCL[1]	16,826,500	29,322
Nestlé SA1	295,696	21,209
Pernod Ricard SA1	155,500	16,846
British American Tobacco PLC[1]	293,000	16,636
Coca-Cola Co.	275,000	11,402
Kimberly-Clark de México, SAB de CV, Class A	3,900,000	7,025
Kao Corp.[1]	108,000	5,110
Procter & Gamble Co.	50,993	4,288
GRUMA, SAB de CV, Series B	320,000	4,061
Coty Inc., Class A	210,157	3,848
Coca-Cola HBC AG (CDI)[1]	173,000	3,771
		175,089
Materials 5.94%
ArcelorMittal SA1,2	10,556,683	77,831
Vale SA, Class A, preferred nominative	4,350,000	31,195
Klabin SA, units	4,692,000	25,545
Chr. Hansen Holding A/S1	170,000	9,404
First Quantum Minerals Ltd.	875,900	8,709
Koninklijke DSM NV1	121,000	7,244
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[2]	854,600	6,862
Croda International PLC[1]	65,655	2,576
Air Liquide SA, bonus shares[1]	15,000	1,665
Air Liquide SA, non-registered shares[1]	1,875	208
Tianhe Chemicals Group Ltd.[1,2]	75,890,000	665
		171,904
Industrials 5.30%
Airbus Group SE, non-registered shares[1]	581,929	38,406
Eicher Motors Ltd.[1]	104,200	33,388
ASSA ABLOY AB, Class B1	992,658	18,414
Cummins Inc.	100,000	13,667
Edenred SA1	644,000	12,763
Safran SA1	130,900	9,424
Boeing Co.	45,000	7,006
Grupo Aeroportuario del Sureste, SA de CV, Series B	470,000	6,772
Johnson Controls International PLC	157,575	6,490
Grupo Aeroportuario del Pacífico SAB de CV	495,482	4,075
LT Group, Inc.[1]	11,450,000	2,896
		153,301
Telecommunication services 2.05%
SoftBank Group Corp.[1]	461,400	30,460
Perusahaan Perseroan (Persero) Telekomunikasi Indonesia Tbk PT, Class B1	42,500,000	12,503
Reliance Communications Ltd.[1,2]	20,244,031	10,088
Vodafone Group PLC (ADR)	136,000	3,322
True Corp. PCL, foreign[1]	14,786,700	2,940
		59,313
American Funds Insurance Series — New World Fund — Page 28 of 173

Common stocks Real estate 1.05%	Shares	Value (000)
American Tower Corp. REIT	245,000	$25,892
Fibra Uno Administración, SA de CV REIT	2,870,496	4,398
Ayala Land, Inc., preference shares[1,2]	15,000,000	27
		30,317
Utilities 0.95%
China Resources Gas Group Ltd.[1]	6,598,000	18,492
Cheung Kong Infrastructure Holdings Ltd.[1]	599,000	4,764
China Gas Holdings Ltd.[1]	3,086,600	4,183
		27,439
Miscellaneous 4.99%
Other common stocks in initial period of acquisition		144,465
Total common stocks (cost: $2,144,710,000)		2,402,624
Rights & warrants 1.18% Consumer staples 1.06%
Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 2018[1,3]	5,330,000	22,473
Shanghai Jahwa United Co., Ltd., Class A, warrants, expire 2018[1,3]	2,100,000	8,174
		30,647
Consumer discretionary 0.12%
Gree Electric Appliances, Inc. of Zhuhai., Class A, warrants, expire 2018[1,3]	1,028,900	3,636
Total rights & warrants (cost: $40,814,000)		34,283
Bonds, notes & other debt instruments 4.80% Bonds & notes of governments & government agencies outside the U.S. 4.18%	Principal amount (000)
Argentine Republic 8.75% 2017	$ 475	494
Argentine Republic 21.20% 2018	ARS1,830	118
Argentine Republic 22.75% 2018	7,930	505
Argentine Republic 6.875% 2021[3]	$700	747
Argentine Republic 18.20% 2021	ARS7,995	516
Argentine Republic 7.50% 2026[3]	$1,125	1,184
Argentine Republic 15.50% 2026	ARS5,550	339
Argentine Republic 8.28% 2033[4,5]	$1,318	1,413
Argentine Republic 0% 2035	5,800	541
Argentine Republic 7.125% 2036[3]	800	763
Argentine Republic 7.625% 2046[3]	1,298	1,301
Brazil (Federative Republic of) 0% 2018	BRL3,000	789
Brazil (Federative Republic of) 0% 2019	3,700	925
Brazil (Federative Republic of) 4.25% 2025	$945	885
Brazil (Federative Republic of) 10.00% 2025	BRL5,000	1,428
Brazil (Federative Republic of) 5.625% 2047	$2,245	1,976
Buenos Aires (City of) 8.95% 2021[4]	1,055	1,182
Chile (Republic of) 3.125% 2025	325	323
Chile (Republic of) 3.125% 2026	475	469
Colombia (Republic of) 4.50% 2026	250	258
Colombia (Republic of), Series B, 10.00% 2024	COP1,356,500	535
Colombia (Republic of), Series B, 6.00% 2028	2,360,300	714
Dominican Republic 9.04% 2018[4]	$66	68
Dominican Republic 7.50% 2021[4]	800	870
American Funds Insurance Series — New World Fund — Page 29 of 173

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Dominican Republic 5.50% 2025[3]	$970	$940
Dominican Republic 8.625% 2027[3,4]	575	650
Dominican Republic 7.45% 2044[3]	1,125	1,142
Dominican Republic 7.45% 2044	1,100	1,116
Dominican Republic 6.85% 2045[3]	500	475
Ghana (Republic of) 7.875% 2023	2,695	2,665
Greece (Hellenic Republic of) 3.375% 2017	€170	176
Greece (Hellenic Republic of) 3.00% 2023[6]	35	30
Greece (Hellenic Republic of) 3.00% 2024[6]	35	30
Greece (Hellenic Republic of) 3.00% 2025[6]	35	29
Greece (Hellenic Republic of) 3.00% 2026[6]	35	29
Greece (Hellenic Republic of) 3.00% 2027[6]	35	28
Greece (Hellenic Republic of) 3.00% 2028[6]	35	27
Greece (Hellenic Republic of) 3.00% 2029[6]	35	26
Greece (Hellenic Republic of) 3.00% 2030[6]	35	26
Greece (Hellenic Republic of) 3.00% 2031[6]	35	25
Greece (Hellenic Republic of) 3.00% 2032[6]	35	25
Greece (Hellenic Republic of) 3.00% 2033[6]	35	25
Greece (Hellenic Republic of) 3.00% 2034[6]	35	24
Greece (Hellenic Republic of) 3.00% 2035[6]	35	24
Greece (Hellenic Republic of) 3.00% 2036[6]	35	23
Greece (Hellenic Republic of) 3.00% 2037[6]	35	23
Greece (Hellenic Republic of) 3.00% 2038[6]	35	23
Greece (Hellenic Republic of) 3.00% 2039[6]	35	23
Greece (Hellenic Republic of) 3.00% 2040[6]	35	23
Greece (Hellenic Republic of) 3.00% 2041[6]	35	23
Greece (Hellenic Republic of) 3.00% 2042[6]	35	23
Hungary 5.375% 2023	$300	326
Hungary, Series B, 5.50% 2025	HUF240,000	979
India (Republic of) 7.80% 2021	INR107,540	1,658
India (Republic of) 8.83% 2023	114,800	1,882
India (Republic of) 8.40% 2024	52,100	841
India (Republic of) 9.20% 2030	42,160	732
Indonesia (Republic of) 4.875% 2021	$1,500	1,592
Indonesia (Republic of) 3.75% 2022	650	654
Indonesia (Republic of) 4.75% 2026[3]	1,600	1,656
Indonesia (Republic of) 5.25% 2042	550	556
Jordan (Hashemite Kingdom of) 6.125% 2026[3]	230	233
Jordan (Hashemite Kingdom of) 5.75% 2027[3]	230	218
Kazakhstan (Republic of) 5.125% 2025[3]	400	429
Kazakhstan (Republic of) 6.50% 2045[3]	800	919
Kenya (Republic of) 6.875% 2024	1,350	1,281
Kenya (Republic of) 6.875% 2024[3]	1,300	1,234
Morocco (Kingdom of) 4.25% 2022	1,400	1,434
Morocco (Kingdom of) 4.25% 2022[3]	250	256
Morocco (Kingdom of) 5.50% 2042	2,200	2,263
Nigeria (Federal Republic of) 6.375% 2023	1,025	996
Pakistan (Islamic Republic of) 5.50% 2021[3]	900	916
Pakistan (Islamic Republic of) 8.25% 2024	300	326
Pakistan (Islamic Republic of) 8.25% 2025[3]	410	450
Pakistan (Islamic Republic of) 8.25% 2025	300	329
Paraguay (Republic of) 5.00% 2026[3]	500	510
Peru (Republic of) 2.75% 2026	€855	974
Peru (Republic of) 4.125% 2027	$1,570	1,639
Peru (Republic of) 6.55% 2037[4]	382	482
American Funds Insurance Series — New World Fund — Page 30 of 173

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Peru (Republic of) 5.625% 2050	$130	$148
Poland (Republic of), Series 0922, 5.75% 2022	PLN4,300	1,167
Poland (Republic of), Series 1023, 4.00% 2023	1,500	373
Russian Federation 7.50% 2021	RUB100,000	1,596
Russian Federation 7.60% 2021	36,000	576
Russian Federation 7.00% 2023	49,000	757
Russian Federation 8.15% 2027	2,470,000	40,254
Saudi Arabia (Kingdom of) 2.375% 2021[3]	$375	364
Saudi Arabia (Kingdom of) 3.25% 2026[3]	810	769
South Africa (Republic of), Series R-186, 10.50% 2026	ZAR17,600	1,414
South Africa (Republic of), Series R-214, 6.50% 2041	14,450	750
Turkey (Republic of) 5.625% 2021	$1,700	1,747
Turkey (Republic of) 2.00% 2024[7]	TRY1,490	403
Turkey (Republic of) 9.00% 2024	3,455	879
Turkey (Republic of) 8.00% 2025	3,750	890
Turkey (Republic of) 4.875% 2026	$3,020	2,802
Turkey (Republic of) 6.75% 2040	1,000	1,014
Turkey (Republic of) 6.00% 2041	650	605
Turkey (Republic of) 4.875% 2043	300	243
United Mexican States 2.500% 2020[7]	MXN11,134	539
United Mexican States 4.00% 2023	$1,400	1,407
United Mexican States 3.60% 2025	2,275	2,199
United Mexican States 4.125% 2026	700	696
United Mexican States 4.00% 2040[7]	MXN5,010	250
United Mexican States 4.35% 2047	$465	400
United Mexican States, Series M10, 7.75% 2017	MXN10,000	488
United Mexican States, Series M, 6.50% 2021	7,500	353
United Mexican States, Series M20, 10.00% 2024	11,000	615
United Mexican States, Series M, 5.75% 2026	10,000	429
Venezuela (Bolivarian Republic of) 12.75% 2022[4]	$265	166
Venezuela (Bolivarian Republic of) 8.25% 2024	805	378
Venezuela (Bolivarian Republic of) 7.65% 2025	320	147
Venezuela (Bolivarian Republic of) 11.75% 2026	530	302
Venezuela (Bolivarian Republic of) 9.25% 2027	1,880	963
Venezuela (Bolivarian Republic of) 9.25% 2028	130	60
Venezuela (Bolivarian Republic of) 11.95% 2031[4]	760	428
Venezuela (Bolivarian Republic of) 9.375% 2034	115	54
Venezuela (Bolivarian Republic of) 7.00% 2038	170	72
Zambia (Republic of) 8.97% 2027[3,4]	2,605	2,579
		121,057
Corporate bonds & notes 0.57% Energy 0.31%
Ecopetrol SA 5.875% 2045	210	182
Gazprom OJSC 6.51% 2022[3]	600	664
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	600	594
Petrobras Global Finance Co. 8.375% 2021	500	540
Petrobras Global Finance Co. 4.375% 2023	310	272
Petrobras Global Finance Co. 6.25% 2024	90	87
Petrobras Global Finance Co. 8.75% 2026	1,257	1,359
Petrobras Global Finance Co. 6.85% 2115	890	725
Petróleos Mexicanos 5.50% 2021	420	433
Petróleos Mexicanos 6.375% 2021[3]	655	699
Petróleos Mexicanos 3.50% 2023	295	272
Petróleos Mexicanos 4.875% 2024	250	243
American Funds Insurance Series — New World Fund — Page 31 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Petróleos Mexicanos 6.875% 2026[3]	$1,000	$1,058
Petróleos Mexicanos 6.50% 2041	250	235
Petróleos Mexicanos 5.625% 2046	1,010	842
YPF SA 8.50% 2025[3]	860	874
		9,079
Financials 0.09%
BBVA Bancomer SA 6.50% 2021[3]	525	568
HSBK (Europe) BV 7.25% 2021[3]	1,125	1,210
VEB Finance Ltd. 6.902% 2020	600	650
		2,428
Telecommunication services 0.05%
Digicel Group Ltd. 8.25% 2020[3]	600	518
Digicel Group Ltd. 6.00% 2021[3]	750	682
Digicel Group Ltd. 7.125% 2022[3]	350	273
		1,473
Industrials 0.04%
Brunswick Rail Finance Ltd. 6.50% 2017	850	500
Brunswick Rail Finance Ltd. 6.50% 2017[3]	550	323
Lima Metro Line Finance Ltd. 5.875% 2034[3,4]	335	355
		1,178
Utilities 0.04%
Eskom Holdings Ltd. 5.75% 2021[3]	985	990
Materials 0.02%
Vale Overseas Ltd. 6.25% 2026	618	644
Other mortgage-backed securities 0.02%
Export Credit Bank of Turkey 5.375% 2021[3]	590	579
Consumer discretionary 0.00%
Grupo Televisa, SAB 7.25% 2043	MXN2,000	72
Total corporate bonds & notes		16,443
U.S. Treasury bonds & notes 0.05% U.S. Treasury 0.05%
U.S. Treasury 0.875% 2017	$1,500	1,501
Total U.S. Treasury bonds & notes		1,501
Total bonds, notes & other debt instruments (cost: $131,714,000)		139,001
Short-term securities 10.94%
Bank of Montreal 0.63% due 1/9/2017	30,000	29,995
CPPIB Capital Inc. 0.69% due 1/17/2017[3]	7,000	6,998
Export Development Canada 0.83% due 2/27/2017	20,000	19,979
Federal Home Loan Bank 0.45%–0.56% due 1/18/2017–3/29/2017	47,000	46,974
Freddie Mac 0.47% due 2/2/2017	20,000	19,993
American Funds Insurance Series — New World Fund — Page 32 of 173

Short-term securities	Principal amount (000)	Value (000)
General Electric Co. 0.60% due 1/3/2017	$7,850	$7,850
Gotham Funding Corp. 1.15% due 4/3/2017[3]	25,000	24,935
Liberty Street Funding Corp. 1.05% due 3/15/2017[3]	25,000	24,954
Mizuho Bank, Ltd. 0.70% due 2/2/2017[3]	15,000	14,990
PepsiCo Inc. 0.64% due 1/30/2017[3]	20,000	19,991
Total Capital Canada Ltd. 0.75% due 1/17/2017[3]	50,000	49,987
Victory Receivables Corp. 0.82% due 1/18/2017[3]	50,000	49,984
Total short-term securities (cost: $316,595,000)		316,630
Total investment securities 99.95% (cost: $2,633,833,000)		2,892,538
Other assets less liabilities 0.05%		1,327
Net assets 100.00%		$2,893,865
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
American Funds Insurance Series — New World Fund — Page 33 of 173

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $12,356,000.
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 12/31/2016 (000)
			Receive (000)	Deliver (000)
Sales:
Colombian pesos	1/13/2017	JPMorgan Chase	$365	COP1,127,350	$(9)
Colombian pesos	1/20/2017	Bank of America, N.A.	$775	COP2,311,700	8
Euros	1/23/2017	HSBC Bank	$281	€265	2
Euros	2/24/2017	HSBC Bank	$554	€530	(6)
Indian rupees	1/11/2017	Citibank	$644	INR44,350	(9)
Indian rupees	1/11/2017	JPMorgan Chase	$3,735	INR257,150	(50)
Indian rupees	1/25/2017	JPMorgan Chase	$464	INR31,418	3
Japanese yen	2/16/2017	Bank of America, N.A.	$1,331	¥153,000	19
Japanese yen	2/17/2017	UBS AG	$549	¥63,000	8
Mexican pesos	1/10/2017	HSBC Bank	$886	MXN18,300	6
Mexican pesos	1/11/2017	Citibank	$434	MXN9,000	1
Mexican pesos	1/12/2017	HSBC Bank	$148	MXN3,075	—[8]
South African rand	1/10/2017	JPMorgan Chase	$268	ZAR3,700	(1)
South African rand	1/20/2017	Bank of America, N.A.	$893	ZAR12,200	8
Turkish lira	1/6/2017	JPMorgan Chase	$251	TRY785	29
Turkish lira	1/13/2017	Citibank	$142	TRY500	—[8]
Turkish lira	1/24/2017	Bank of America, N.A.	$502	TRY1,775	1
					$10

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,522,635,000, which represented 52.62% of the net assets of the fund. This amount includes $1,458,989,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $261,280,000, which represented 9.03% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	Step bond; coupon rate will increase at a later date.
[7]	Index-linked bond whose principal amount moves with a government price index.
[8]	Amount less than one thousand.

Key to abbreviations and symbols
ADR = American Depositary Receipts	INR = Indian rupees
ARS = Argentine pesos	¥ = Japanese yen
BRL = Brazilian reais	MXN = Mexican pesos
CDI = CREST Depository Interest	PLN = Polish zloty
COP = Colombian pesos	RUB = Russian rubles
€ = Euros	TRY = Turkish lira
GDR = Global Depositary Receipts	ZAR = South African rand
HUF = Hungarian forints
American Funds Insurance Series — New World Fund — Page 34 of 173

Blue Chip Income and Growth Fund
Investment portfolio
December 31, 2016
Common stocks 92.66% Information technology 14.12%	Shares	Value (000)
Intel Corp.	7,487,200	$271,561
Apple Inc.	1,974,580	228,696
Texas Instruments Inc.	2,630,000	191,911
Western Union Co.	8,225,000	178,647
Oracle Corp.	3,150,000	121,117
Broadcom Ltd.	492,527	87,064
Microsoft Corp.	1,400,000	86,996
International Business Machines Corp.	330,000	54,777
		1,220,769
Health care 13.39%
AbbVie Inc.	6,338,800	396,936
Amgen Inc.	1,856,500	271,439
Medtronic PLC	1,460,000	103,996
Teva Pharmaceutical Industries Ltd. (ADR)	2,260,800	81,954
Gilead Sciences, Inc.	959,812	68,732
Bristol-Myers Squibb Co.	1,125,000	65,745
UnitedHealth Group Inc.	340,000	54,414
Novartis AG (ADR)	708,500	51,607
Abbott Laboratories	850,000	32,648
Merck & Co., Inc.	500,000	29,435
		1,156,906
Energy 12.26%
Exxon Mobil Corp.	3,166,000	285,763
Halliburton Co.	4,795,700	259,399
Canadian Natural Resources, Ltd.	7,677,150	244,748
Noble Energy, Inc.	2,488,000	94,693
ConocoPhillips	1,500,000	75,210
Apache Corp.	888,000	56,361
Royal Dutch Shell PLC, Class B (ADR)	750,000	43,478
		1,059,652
Financials 11.10%
JPMorgan Chase & Co.	3,678,200	317,392
American International Group, Inc.	2,536,750	165,675
Citigroup Inc.	2,312,000	137,402
Prudential Financial, Inc.	1,295,000	134,758
Goldman Sachs Group, Inc.	531,000	127,148
U.S. Bancorp	1,000,000	51,370
HSBC Holdings PLC (ADR)	626,866	25,187
		958,932
American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 35 of 173

Common stocks Industrials 9.79%	Shares	Value (000)
Norfolk Southern Corp.	952,000	$102,883
Boeing Co.	659,000	102,593
CSX Corp.	2,850,000	102,400
Caterpillar Inc.	904,000	83,837
Illinois Tool Works Inc.	650,000	79,599
Union Pacific Corp.	750,000	77,760
General Dynamics Corp.	450,000	77,697
General Electric Co.	2,400,000	75,840
Rockwell Automation	450,000	60,480
United Technologies Corp.	500,000	54,810
United Parcel Service, Inc., Class B	250,000	28,660
		846,559
Consumer staples 9.59%
Altria Group, Inc.	3,754,000	253,846
Kraft Heinz Co.	1,076,666	94,015
Philip Morris International Inc.	1,000,000	91,490
Mondelez International, Inc.	1,580,000	70,041
Reynolds American Inc.	1,108,000	62,092
Kimberly-Clark Corp.	500,000	57,060
Coca-Cola Co.	1,250,000	51,825
Conagra Brands, Inc.	1,200,000	47,460
Kellogg Co.	592,000	43,636
PepsiCo, Inc.	400,000	41,852
Lamb Weston Holdings, Inc.	400,000	15,140
		828,457
Telecommunication services 5.89%
AT&T Inc.	6,624,000	281,718
Verizon Communications Inc.	4,265,171	227,675
		509,393
Materials 4.90%
Freeport-McMoRan Inc.[1]	12,908,000	170,257
Vale SA, Class A, preferred nominative (ADR)	12,719,337	87,636
Vale SA, ordinary nominative (ADR)	460,500	3,509
BHP Billiton PLC (ADR)	1,585,000	49,864
Dow Chemical Co.	850,000	48,637
Praxair, Inc.	375,000	43,946
International Flavors & Fragrances Inc.	168,000	19,796
		423,645
Consumer discretionary 4.81%
Las Vegas Sands Corp.	2,458,000	131,282
Amazon.com, Inc.[1]	104,500	78,361
General Motors Co.	2,000,000	69,680
McDonald’s Corp.	500,000	60,860
Royal Caribbean Cruises Ltd.	500,000	41,020
Viacom Inc., Class B	992,850	34,849
		416,052
American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 36 of 173

Common stocks Utilities 1.69%	Shares	Value (000)
Exelon Corp.	2,263,000	$80,314
Southern Co.	1,000,000	49,190
Xcel Energy Inc.	250,000	10,175
NextEra Energy, Inc.	50,000	5,973
		145,652
Real estate 0.40%
Crown Castle International Corp. REIT	400,000	34,708
Miscellaneous 4.72%
Other common stocks in initial period of acquisition		408,090
Total common stocks (cost: $6,264,454,000)		8,008,815
Short-term securities 7.26%	Principal amount (000)
Apple Inc. 0.53% due 1/18/2017[2]	$20,000	19,995
Army and Air Force Exchange Service 0.51% due 1/4/2017[2]	19,900	19,899
Chevron Corp. 0.60%–0.80% due 2/6/2017–3/13/2017[2]	115,000	114,875
Fannie Mae 0.46% due 2/2/2017	42,100	42,085
Federal Home Loan Bank 0.47%–0.54% due 1/13/2017–3/22/2017	303,800	303,643
Freddie Mac 0.47% due 2/2/2017	31,800	31,789
Microsoft Corp. 0.60%–0.78% due 1/4/2017–2/13/2017[2]	45,000	44,982
U.S. Treasury Bills 0.44% due 1/12/2017–2/16/2017	50,000	49,981
Total short-term securities (cost: $627,211,000)		627,249
Total investment securities 99.92% (cost: $6,891,665,000)		8,636,064
Other assets less liabilities 0.08%		7,174
Net assets 100.00%		$8,643,238
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $199,751,000, which represented 2.31% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts
American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 37 of 173

Global Growth and Income Fund
Investment portfolio
December 31, 2016
Common stocks 91.66% Information technology 17.35%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	11,845,800	$66,337
Microsoft Corp.	890,000	55,305
Nintendo Co., Ltd.[1]	225,000	47,035
Broadcom Ltd.	200,000	35,354
Murata Manufacturing Co., Ltd.[1]	183,000	24,369
Apple Inc.	185,000	21,427
Alibaba Group Holding Ltd. (ADR)[2]	160,000	14,050
TE Connectivity Ltd.	200,000	13,856
Facebook, Inc., Class A2	120,000	13,806
AAC Technologies Holdings Inc.[1]	1,503,500	13,526
Alphabet Inc., Class C2	9,000	6,946
Alphabet Inc., Class A2	6,000	4,755
TEMENOS Group AG (Switzerland)[1]	128,000	8,914
Vanguard International Semiconductor Corp.[1]	5,000,000	8,669
Halma PLC[1]	610,000	6,723
Intel Corp.	120,600	4,374
		345,446
Financials 13.99%
ICICI Bank Ltd.[1]	4,550,000	17,060
ICICI Bank Ltd. (ADR)	2,000,000	14,980
UniCredit SpA[1]	8,150,000	23,430
JPMorgan Chase & Co.	267,000	23,039
Capital One Financial Corp.	205,000	17,884
CME Group Inc., Class A	145,500	16,783
Prudential PLC[1]	807,000	16,097
National Australia Bank Ltd.[1]	680,000	15,009
First Republic Bank	155,000	14,282
Blackstone Group LP	474,250	12,819
Toronto-Dominion Bank	230,000	11,344
CIT Group Inc.	250,000	10,670
ORIX Corp.[1]	680,000	10,535
Banco Santander, SA (ADR)	2,022,988	10,479
Wells Fargo & Co.	180,000	9,920
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	1,750,000	8,872
ABN AMRO Group NV, depository receipts[1]	400,000	8,860
Intesa Sanpaolo SpA[1]	3,375,835	8,618
Itaú Unibanco Holding SA, preferred nominative (ADR)	742,500	7,633
Indiabulls Housing Finance Ltd.[1]	750,000	7,140
AIA Group Ltd.[1]	1,220,000	6,827
Fairfax Financial Holdings Ltd., subordinate voting (CAD denominated)	10,000	4,830
CenterState Banks, Inc.	60,945	1,534
		278,645
American Funds Insurance Series — Global Growth and Income Fund — Page 38 of 173

Common stocks Consumer discretionary 9.88%	Shares	Value (000)
ProSiebenSat.1 Media SE1	616,945	$23,850
Amazon.com, Inc.[2]	25,000	18,747
Home Depot, Inc.	135,000	18,101
Continental AG1	81,000	15,768
Steinhoff International Holdings NV1	2,990,000	15,440
Vivendi SA1	715,200	13,587
Sony Corp.[1]	480,000	13,340
Berkeley Group Holdings PLC[1]	370,000	12,789
McDonald’s Corp.	100,000	12,172
Comcast Corp., Class A	160,000	11,048
Rakuten, Inc.[1]	990,000	9,688
HUGO BOSS AG1	150,000	9,255
Pearson PLC[1]	860,000	8,631
Ulta Salon, Cosmetics & Fragrance, Inc.[2]	26,000	6,628
adidas AG1	28,000	4,425
SES SA, Class A (FDR)[1]	150,000	3,303
		196,772
Industrials 9.23%
Airbus Group SE, non-registered shares[1]	374,000	24,684
Lockheed Martin Corp.	85,500	21,370
Boeing Co.	120,000	18,682
Flughafen Zürich AG1	95,000	17,626
Grupo Aeroportuario del Pacífico SAB de CV	2,080,000	17,106
United Continental Holdings, Inc.[2]	225,000	16,398
Mitsubishi Electric Corp.[1]	910,000	12,650
American Airlines Group Inc.	260,000	12,139
Ryanair Holdings PLC (ADR)[2]	141,375	11,771
Komatsu Ltd.[1]	520,000	11,737
General Electric Co.	275,000	8,690
Safran SA1	90,000	6,480
Abertis Infraestructuras, SA, Class A, non-registered shares[1]	208,372	2,915
Meggitt PLC[1]	284,455	1,606
		183,854
Energy 8.48%
Royal Dutch Shell PLC, Class B (ADR)	502,000	29,101
Royal Dutch Shell PLC, Class A (ADR)	138,515	7,533
Chevron Corp.	257,000	30,249
BP PLC[1]	4,000,000	24,854
Schlumberger Ltd.	145,000	12,173
Spectra Energy Corp	265,000	10,889
Enbridge Inc. (CAD denominated)	236,220	9,940
Helmerich & Payne, Inc.	125,000	9,675
Exxon Mobil Corp.	97,000	8,755
Baker Hughes Inc.	130,000	8,446
WorleyParsons Ltd.[1,2]	970,298	6,783
Reliance Industries Ltd.[1]	400,000	6,370
Tallgrass Energy GP, LP, Class A	150,000	4,020
		168,788
Health care 7.52%
UnitedHealth Group Inc.	306,100	48,988
Merck & Co., Inc.	335,900	19,774
Regeneron Pharmaceuticals, Inc.[2]	46,000	16,886
American Funds Insurance Series — Global Growth and Income Fund — Page 39 of 173

Common stocks Health care (continued)	Shares	Value (000)
Medtronic PLC	226,000	$16,098
Novartis AG1	124,000	9,020
Hypermarcas SA, ordinary nominative	1,050,000	8,430
Hikma Pharmaceuticals PLC[1]	340,000	7,887
Thermo Fisher Scientific Inc.	55,000	7,760
ResMed Inc.	114,000	7,074
Novo Nordisk A/S, Class B1	142,500	5,118
AstraZeneca PLC[1]	50,000	2,712
		149,747
Consumer staples 7.16%
British American Tobacco PLC[1]	807,000	45,821
Nestlé SA1	379,700	27,234
Walgreens Boots Alliance, Inc.	210,500	17,421
Procter & Gamble Co.	191,222	16,078
Pinnacle Foods Inc.	150,000	8,017
Costco Wholesale Corp.	36,606	5,861
Philip Morris International Inc.	60,000	5,489
Associated British Foods PLC[1]	130,000	4,394
Mead Johnson Nutrition Co.	55,000	3,892
Coty Inc., Class A	181,245	3,319
Booker Group PLC[1]	1,380,000	2,977
Coca-Cola European Partners PLC	67,000	2,104
		142,607
Materials 5.28%
E.I. du Pont de Nemours and Co.	350,000	25,690
ArcelorMittal SA1,2	3,000,000	22,118
James Hardie Industries PLC (CDI)[1]	950,000	15,042
Rio Tinto PLC[1]	273,000	10,396
Potash Corp. of Saskatchewan Inc.	500,000	9,045
Agrium Inc.	80,000	8,044
CCL Industries Inc., Class B, nonvoting	38,500	7,565
Koninklijke DSM NV1	122,000	7,304
		105,204
Utilities 4.18%
Infraestructura Energética Nova, SAB de CV	6,606,884	28,790
DONG Energy AS1,2	491,552	18,604
Dominion Resources, Inc.	152,000	11,642
Power Assets Holdings Ltd.[1]	1,000,000	8,810
SSE PLC[1]	458,000	8,755
Enel SPA[1]	1,500,000	6,601
		83,202
Real estate 3.23%
MGM Growth Properties LLC REIT, Class A	943,856	23,889
Crown Castle International Corp. REIT	163,000	14,144
British Land Co. PLC REIT[1]	1,685,000	13,056
Daiwa House Industry Co., Ltd.[1]	235,000	6,411
Prologis, Inc. REIT	90,000	4,751
Sun Hung Kai Properties Ltd.[1]	170,000	2,128
		64,379
American Funds Insurance Series — Global Growth and Income Fund — Page 40 of 173

Common stocks Telecommunication services 0.77%	Shares	Value (000)
China Mobile Ltd.[1]	575,000	$6,029
Vodafone Group PLC[1]	2,350,000	5,780
TalkTalk Telecom Group PLC[1]	1,728,000	3,598
		15,407
Miscellaneous 4.59%
Other common stocks in initial period of acquisition		91,362
Total common stocks (cost: $1,602,338,000)		1,825,413
Preferred securities 0.02% Consumer discretionary 0.02%
Zee Entertainment Enterprises Ltd., 6.00% preferred, expires 2022	3,402,000	486
Total preferred securities (cost: $256,000)		486
Bonds, notes & other debt instruments 2.40% Corporate bonds & notes 2.32% Telecommunication services 1.75%	Principal amount (000)
Numericable Group SA 7.375% 2026[3]	$14,800	15,170
Sprint Nextel Corp. 7.25% 2021	18,500	19,703
		34,873
Materials 0.57%
First Quantum Minerals Ltd. 6.75% 2020[3]	11,300	11,328
Total corporate bonds & notes		46,201
U.S. Treasury bonds & notes 0.08% U.S. Treasury 0.08%
U.S. Treasury 0.875% 2017	1,600	1,601
Total U.S. Treasury bonds & notes		1,601
Total bonds, notes & other debt instruments (cost: $42,139,000)		47,802
Short-term securities 5.78%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.63% due 1/6/2017	32,900	32,896
Federal Home Loan Bank 0.42%–0.49% due 1/9/2017–2/21/2017	64,900	64,871
Mitsubishi UFJ Trust and Banking Corp. 0.75% due 1/13/2017[3]	17,400	17,396
Total short-term securities (cost: $115,161,000)		115,163
Total investment securities 99.86% (cost: $1,759,894,000)		1,988,864
Other assets less liabilities 0.14%		2,745
Net assets 100.00%		$1,991,609
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
American Funds Insurance Series — Global Growth and Income Fund — Page 41 of 173

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $15,582,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation at 12/31/2016 (000)
			Receive (000)	Deliver (000)
Sales:
Australian dollars	1/9/2017	HSBC Bank	$594	A$795	$21
British pounds	1/13/2017	Bank of America, N.A.	$6,167	£4,900	126
					$147

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $828,467,000, which represented 41.60% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $43,894,000, which represented 2.20% of the net assets of the fund.

Key to abbreviations and symbols
A$ = Australian dollars
ADR = American Depositary Receipts
£ = British pounds
CAD = Canadian dollars
CDI = CREST Depository Interest
FDR = Fiduciary Depositary Receipts
American Funds Insurance Series — Global Growth and Income Fund — Page 42 of 173

Growth-Income Fund
Investment portfolio
December 31, 2016
Common stocks 91.55% Information technology 14.98%	Shares	Value (000)
Texas Instruments Inc.	7,890,059	$575,738
Microsoft Corp.	8,448,727	525,004
Broadcom Ltd.	2,589,590	457,762
Alphabet Inc., Class A1	338,700	268,403
Alphabet Inc., Class C1	238,084	183,758
Oracle Corp.	6,221,000	239,197
Intel Corp.	5,934,600	215,248
Accenture PLC, Class A	1,654,500	193,792
Apple Inc.	1,411,000	163,422
Yahoo! Inc.[1]	2,438,000	94,277
Xilinx, Inc.	1,525,000	92,064
International Business Machines Corp.	519,000	86,149
Visa Inc., Class A	1,047,600	81,734
QUALCOMM Inc.	1,148,000	74,850
ASML Holding NV (New York registered)	663,700	74,467
Qorvo, Inc.[1]	1,339,419	70,628
Alibaba Group Holding Ltd. (ADR)[1]	800,000	70,248
MercadoLibre, Inc.	402,000	62,768
NetApp, Inc.	1,471,690	51,906
IAC/InterActiveCorp	716,000	46,390
Arista Networks, Inc.[1]	455,200	44,050
Automatic Data Processing, Inc.	407,500	41,883
Intuit Inc.	344,700	39,506
ON Semiconductor Corp.[1]	2,894,900	36,939
SAP SE2	239,500	20,931
GoDaddy Inc., Class A1	510,300	17,835
Tableau Software, Inc., Class A1	388,200	16,363
Mobileye NV1	416,800	15,888
First Data Corp., Class A1	788,541	11,189
Western Union Co.	400,000	8,688
Motorola Solutions, Inc.	100,000	8,289
VeriSign, Inc.[1]	101,400	7,713
First Solar, Inc.[1]	170,000	5,455
Verint Systems Inc.[1]	125,924	4,439
Lam Research Corp.	10,000	1,057
		3,908,030
Health care 14.66%
Amgen Inc.	3,563,400	521,005
AbbVie Inc.	7,140,100	447,113
Stryker Corp.	2,584,241	309,618
Gilead Sciences, Inc.	3,537,100	253,292
UnitedHealth Group Inc.	1,513,596	242,236
McKesson Corp.	1,666,300	234,032
Medtronic PLC	3,049,700	217,230
Express Scripts Holding Co.[1]	2,482,500	170,771
American Funds Insurance Series — Growth-Income Fund — Page 43 of 173

Common stocks Health care (continued)	Shares	Value (000)
Illumina, Inc.[1]	1,303,800	$166,938
Merck & Co., Inc.	2,835,080	166,901
Humana Inc.	716,000	146,085
Johnson & Johnson	890,000	102,537
Quest Diagnostics, Inc.	1,100,000	101,090
Hologic, Inc.[1]	2,331,300	93,532
Incyte Corp.[1]	913,200	91,567
Pfizer Inc.	1,995,851	64,825
Perrigo Co. PLC	750,000	62,422
Takeda Pharmaceutical Co. Ltd.[2]	1,456,000	60,133
Kite Pharma, Inc.[1]	1,314,200	58,929
Novartis AG2	785,150	57,111
Eli Lilly and Co.	659,300	48,491
Cardinal Health, Inc.	640,000	46,061
Thermo Fisher Scientific Inc.	292,500	41,272
Abbott Laboratories	781,800	30,029
Agios Pharmaceuticals, Inc.[1]	639,500	26,686
Aetna Inc.	173,000	21,454
DaVita Inc.[1]	301,800	19,376
Alexion Pharmaceuticals, Inc.[1]	98,700	12,076
Cerner Corp.[1]	178,000	8,432
Endo International PLC[1]	240,000	3,953
		3,825,197
Consumer discretionary 13.47%
Amazon.com, Inc.[1]	1,168,400	876,148
Netflix, Inc.[1]	3,966,277	491,025
Home Depot, Inc.	1,496,500	200,651
Twenty-First Century Fox, Inc., Class A	6,141,000	172,194
Time Warner Inc.	1,767,902	170,655
Viacom Inc., Class B	4,600,800	161,488
Newell Brands Inc.	3,580,800	159,883
Carnival Corp., units	2,617,200	136,251
Charter Communications, Inc., Class A1	447,669	128,893
Comcast Corp., Class A	1,843,000	127,259
Royal Caribbean Cruises Ltd.	1,341,600	110,065
Las Vegas Sands Corp.	1,717,000	91,705
Toyota Motor Corp.[2]	1,525,000	89,029
Starbucks Corp.	1,353,200	75,130
NIKE, Inc., Class B	1,475,400	74,995
Priceline Group Inc.[1]	43,900	64,360
Daily Mail and General Trust PLC, Class A, nonvoting[2]	6,400,000	61,358
Cedar Fair, LP	896,500	57,555
Wynn Resorts, Ltd.	597,966	51,730
CBS Corp., Class B	720,000	45,806
Ferrari NV2	600,000	34,906
Daimler AG2	372,500	27,645
Coach, Inc.	630,000	22,063
Marks and Spencer Group PLC[2]	4,879,000	21,007
Scripps Networks Interactive, Inc., Class A	287,100	20,490
YUM! Brands, Inc.	218,800	13,857
Electrolux AB, Series B2	462,724	11,489
American Funds Insurance Series — Growth-Income Fund — Page 44 of 173

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Kering SA2	46,000	$10,312
Yum China Holding, Inc.[1]	218,800	5,715
		3,513,664
Financials 10.82%
JPMorgan Chase & Co.	4,994,300	430,958
American International Group, Inc.	5,083,700	332,017
Goldman Sachs Group, Inc.	1,345,380	322,151
State Street Corp.	2,839,500	220,686
Marsh & McLennan Companies, Inc.	2,926,100	197,775
Intercontinental Exchange, Inc.	2,317,665	130,763
Wells Fargo & Co.	2,350,700	129,547
BB&T Corp.	2,734,109	128,558
PNC Financial Services Group, Inc.	933,210	109,148
Bank of New York Mellon Corp.	2,095,000	99,261
HSBC Holdings PLC (HKD denominated)[2]	11,346,929	91,155
Banco Santander, SA2	15,563,000	81,243
Aon PLC, Class A	725,700	80,937
Morgan Stanley	1,882,370	79,530
Prudential Financial, Inc.	737,578	76,752
Bank of Montreal	863,460	62,104
CME Group Inc., Class A	388,400	44,802
Moody’s Corp.	447,458	42,182
Citigroup Inc.	600,000	35,658
Chubb Ltd.	217,200	28,697
East West Bancorp, Inc.	521,074	26,486
UBS Group AG2	1,343,666	21,035
Invesco Ltd.	500,000	15,170
Ameriprise Financial, Inc.	101,100	11,216
U.S. Bancorp	201,000	10,325
Sun Life Financial Inc.	266,200	10,221
Progressive Corp.	119,100	4,228
		2,822,605
Industrials 8.07%
Union Pacific Corp.	3,468,833	359,649
General Dynamics Corp.	1,071,000	184,919
Textron Inc.	2,754,800	133,773
C.H. Robinson Worldwide, Inc.	1,523,735	111,629
Waste Management, Inc.	1,338,000	94,878
United Technologies Corp.	862,300	94,525
Norfolk Southern Corp.	840,000	90,779
Rockwell Automation	617,600	83,005
Republic Services, Inc.	1,430,000	81,582
Air Lease Corp., Class A	2,365,000	81,191
CAE Inc.	5,375,461	75,188
TransDigm Group Inc.	273,000	67,966
Siemens AG (ADR)	391,000	47,866
Siemens AG2	150,000	18,439
3M Co.	352,300	62,910
Nielsen Holdings PLC	1,400,600	58,755
Safran SA2	735,193	52,932
Airbus Group SE, non-registered shares[2]	743,500	49,070
General Electric Co.	1,484,000	46,894
Boeing Co.	296,000	46,081
American Funds Insurance Series — Growth-Income Fund — Page 45 of 173

Common stocks Industrials (continued)	Shares	Value (000)
Covanta Holding Corp.	2,783,000	$43,415
Waste Connections, Inc.	395,400	31,075
Canadian National Railway Co.	431,000	29,049
Lockheed Martin Corp.	109,900	27,468
Caterpillar Inc.	265,000	24,576
Cummins Inc.	161,500	22,072
CSX Corp.	588,000	21,127
IDEX Corp.	205,800	18,534
Huntington Ingalls Industries, Inc.	89,500	16,485
Hexcel Corp.	300,000	15,432
Meggitt PLC[2]	2,680,000	15,134
		2,106,398
Energy 7.96%
EOG Resources, Inc.	2,405,155	243,161
TOTAL SA2	4,559,236	232,739
Chevron Corp.	1,716,900	202,079
Schlumberger Ltd.	2,055,000	172,517
Halliburton Co.	3,150,700	170,421
Concho Resources Inc.[1]	1,274,000	168,932
Noble Energy, Inc.	3,879,262	147,645
Canadian Natural Resources, Ltd.	4,139,440	131,923
ConocoPhillips	2,099,410	105,265
Exxon Mobil Corp.	1,088,000	98,203
Kinder Morgan, Inc.	4,108,300	85,083
Baker Hughes Inc.	1,227,600	79,757
Apache Corp.	1,100,000	69,817
Royal Dutch Shell PLC, Class A (ADR)	1,130,100	61,455
Royal Dutch Shell PLC, Class A2	16,958	467
BP PLC[2]	6,742,801	41,896
Enbridge Inc. (CAD denominated)	994,444	41,847
Tullow Oil PLC[2]	6,204,000	23,778
Cobalt International Energy, Inc.[1]	593,000	724
		2,077,709
Consumer staples 6.70%
Philip Morris International Inc.	2,943,330	269,285
Kroger Co.	7,540,500	260,223
Coca-Cola Co.	5,914,900	245,232
CVS Health Corp.	2,000,000	157,820
Procter & Gamble Co.	1,638,992	137,806
Altria Group, Inc.	1,720,000	116,306
PepsiCo, Inc.	998,419	104,465
Avon Products, Inc.[1]	19,099,000	96,259
L’Oréal SA, bonus shares[2]	470,000	85,679
Mondelez International, Inc.	1,774,400	78,659
Pernod Ricard SA2	515,000	55,791
Reynolds American Inc.	940,000	52,678
Herbalife Ltd.[1]	756,300	36,408
Diageo PLC[2]	1,220,000	31,563
Costco Wholesale Corp.	66,000	10,567
Coty Inc., Class A	371,625	6,805
Mead Johnson Nutrition Co.	55,000	3,892
		1,749,438
American Funds Insurance Series — Growth-Income Fund — Page 46 of 173

Common stocks Materials 5.68%	Shares	Value (000)
Celanese Corp., Series A	4,085,233	$321,671
Dow Chemical Co.	3,554,100	203,366
Monsanto Co.	1,927,985	202,843
Freeport-McMoRan Inc.[1]	14,540,000	191,782
Vale SA, Class A, preferred nominative (ADR)	18,591,184	128,093
Vale SA, Class A, preferred nominative	4,440,000	31,840
International Flavors & Fragrances Inc.	705,900	83,176
Rio Tinto PLC[2]	2,182,000	83,092
Mosaic Co.	2,522,400	73,982
BHP Billiton PLC[2]	3,653,000	57,758
Albemarle Corp.	579,000	49,840
Praxair, Inc.	251,000	29,415
Labrador Iron Ore Royalty Corp.	670,000	9,292
PolyOne Corp.	266,000	8,523
First Quantum Minerals Ltd.	619,100	6,156
		1,480,829
Telecommunication services 2.15%
Verizon Communications Inc.	10,036,400	535,743
AT&T Inc.	597,500	25,412
		561,155
Real estate 1.81%
American Tower Corp. REIT	1,152,764	121,824
Weyerhaeuser Co. REIT[1]	4,034,541	121,399
Iron Mountain Inc. REIT	3,487,921	113,288
Crown Castle International Corp. REIT	1,160,400	100,688
Lamar Advertising Co. REIT, Class A	161,500	10,859
Prologis, Inc. REIT	79,000	4,171
		472,229
Utilities 0.89%
Sempra Energy	1,649,600	166,016
Exelon Corp.	1,175,000	41,701
AES Corp.	1,631,000	18,952
SSE PLC[2]	335,800	6,419
		233,088
Miscellaneous 4.36%
Other common stocks in initial period of acquisition		1,138,632
Total common stocks (cost: $18,430,777,000)		23,888,974
Convertible stocks 0.05% Financials 0.03%
OFG Bancorp, Series C, 8.75% noncumulative convertible preferred[3]	6,000	7,340
Energy 0.02%
Kinder Morgan Inc., Series A, depository share, convertible preferred 2018	106,000	5,157
Total convertible stocks (cost: $9,587,000)		12,497
American Funds Insurance Series — Growth-Income Fund — Page 47 of 173

Convertible bonds 0.47% Energy 0.32%	Principal amount (000)	Value (000)
Weatherford International PLC 5.875% 2021	$ 76,766	$83,483
Information technology 0.15%
VeriSign, Inc., convertible notes, 3.25% 2037	18,020	40,196
Total convertible bonds (cost: $104,435,000)		123,679
Bonds, notes & other debt instruments 0.27% U.S. Treasury bonds & notes 0.22% U.S. Treasury 0.22%
U.S. Treasury 1.625% 2026	59,900	55,864
Total U.S. Treasury bonds & notes		55,864
Corporate bonds & notes 0.05% Telecommunication services 0.05%
Sprint Nextel Corp. 9.125% 2017	9,250	9,366
Sprint Nextel Corp. 11.50% 2021	3,700	4,560
Total corporate bonds & notes		13,926
Total bonds, notes & other debt instruments (cost: $73,185,000)		69,790
Short-term securities 7.73%
Apple Inc. 0.53%–0.76% due 1/17/2017–3/7/2017[4]	190,900	190,804
Army and Air Force Exchange Service 0.55% due 1/12/2017[4]	75,000	74,987
Chariot Funding, LLC 0.68% due 2/3/2017[4]	50,000	49,966
Chevron Corp. 0.51%–0.60% due 1/4/2017–2/3/2017[4]	197,100	197,038
Coca-Cola Co. 0.61%–0.67% due 1/12/2017–1/19/2017[4]	63,100	63,086
Estée Lauder Companies Inc. 0.57%–0.65% due 1/19/2017–1/24/2017[4]	64,100	64,080
ExxonMobil Corp. 0.57%–0.74% due 1/23/2017–2/27/2017	158,900	158,821
Federal Home Loan Bank 0.39%–0.56% due 1/6/2017–5/12/2017	424,000	423,703
General Electric Co. 0.60% due 1/3/2017	18,800	18,799
Microsoft Corp. 0.60%–0.83% due 1/4/2017–2/21/2017[4]	179,800	179,692
National Rural Utilities Cooperative Finance Corp. 0.74% due 1/26/2017	40,000	39,983
Pfizer Inc. 0.64%–0.67% due 1/17/2017–2/13/2017[4]	141,200	141,125
U.S. Treasury Bills 0.40%–0.52% due 1/5/2017–4/6/2017	269,000	268,877
Walt Disney Co. 0.73% due 2/24/2017[4]	6,100	6,094
Wells Fargo Bank, N.A. 1.01%–1.05% due 1/17/2017–1/20/2017	140,000	140,031
Total short-term securities (cost: $2,016,997,000)		2,017,086
Total investment securities 100.07% (cost: $20,634,981,000)		26,112,026
Other assets less liabilities (0.07)%		(18,836)
Net assets 100.00%		$26,093,190
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
American Funds Insurance Series — Growth-Income Fund — Page 48 of 173

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,454,199,000, which represented 5.57% of the net assets of the fund. This amount includes $1,368,521,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $966,872,000, which represented 3.71% of the net assets of the fund.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
OFG Bancorp, Series C, 8.75% noncumulative convertible preferred	6/28/2012	$6,000	$7,340.03%

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
HKD = Hong Kong dollars
American Funds Insurance Series — Growth-Income Fund — Page 49 of 173

International Growth and Income Fund
Investment portfolio
December 31, 2016
Common stocks 88.45% Financials 15.57%	Shares	Value (000)
Prudential PLC[1]	738,000	$14,720
Zurich Insurance Group AG1	52,900	14,530
HDFC Bank Ltd.[1]	708,000	13,805
St. James’s Place PLC[1]	1,048,000	13,035
Siam Commercial Bank Public Co. Ltd., foreign registered [1]	2,906,000	12,324
Barclays PLC[1]	3,911,497	10,745
BNP Paribas SA1	165,700	10,555
bank muscat SAOG[1]	7,447,387	9,126
Sampo Oyj, Class A1	187,500	8,384
Credit Suisse Group AG1	551,947	7,881
Banco Bilbao Vizcaya Argentaria, SA1	825,000	5,566
Banco Bilbao Vizcaya Argentaria, SA (ADR)	337,643	2,286
Lloyds Banking Group PLC[1]	9,063,000	6,970
Toronto-Dominion Bank	135,100	6,663
AIA Group Ltd.[1]	1,033,000	5,781
Bank of Montreal	76,247	5,484
Banco Santander, SA1	877,524	4,581
UniCredit SpA[1]	1,340,000	3,852
UBS Group AG1	230,000	3,601
Bank Rakyat Indonesia (Persero) Tbk PT1	4,084,000	3,542
Jupiter Fund Management PLC[1]	587,000	3,199
Australia and New Zealand Banking Group Ltd.[1]	126,176	2,762
Grupo Financiero Galicia SA, Class B (ADR)	77,000	2,073
		171,465
Consumer staples 13.08%
Philip Morris International Inc.	420,300	38,453
Imperial Brands PLC[1]	651,563	28,344
British American Tobacco PLC[1]	344,100	19,538
Pernod Ricard SA1	84,250	9,127
CALBEE, Inc.[1]	284,400	8,898
Japan Tobacco Inc.[1]	256,600	8,430
Thai Beverage PCL[1]	13,413,900	7,852
Coca-Cola Icecek AS, Class C1	767,000	7,193
Nestlé SA1	82,000	5,882
Glanbia PLC[1]	282,400	4,690
Associated British Foods PLC[1]	118,680	4,011
Orion Corp.[1]	3,000	1,624
		144,042
Consumer discretionary 10.55%
Taylor Wimpey plc[1]	9,092,600	17,076
H & M Hennes & Mauritz AB, Class B1	489,320	13,583
Toyota Motor Corp.[1]	226,000	13,194
ITV PLC[1]	5,111,100	12,956
HUGO BOSS AG1	207,500	12,804
American Funds Insurance Series — International Growth and Income Fund — Page 50 of 173

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Kering SA1	40,500	$9,079
Christian Dior SE1	33,500	7,019
Publicis Groupe SA1	85,757	5,916
Daily Mail and General Trust PLC, Class A, nonvoting[1]	543,600	5,212
Galaxy Entertainment Group Ltd.[1]	1,100,000	4,732
Sands China Ltd.[1]	972,000	4,180
L’Occitane International SA1	1,887,000	3,569
Inchcape PLC[1]	291,000	2,507
RTL Group SA, non-registered shares[1]	32,100	2,353
WPP PLC[1]	92,100	2,059
		116,239
Utilities 10.04%
SSE PLC[1]	1,356,222	25,926
EDP - Energias de Portugal, SA1	6,100,064	18,577
Power Assets Holdings Ltd.[1]	1,313,000	11,567
Engie SA1	871,000	11,096
Cheung Kong Infrastructure Holdings Ltd.[1]	1,282,000	10,196
DONG Energy AS1,2	234,500	8,875
Red Eléctrica de Corporación, SA1	387,600	7,309
National Grid PLC[1]	588,937	6,888
ACCIONA, SA1	90,500	6,660
ENN Energy Holdings Ltd.[1]	858,000	3,515
		110,609
Energy 8.34%
Royal Dutch Shell PLC, Class A1	1,200,529	33,080
BP PLC[1]	4,142,948	25,742
Suncor Energy Inc.	291,987	9,547
TOTAL SA1	179,920	9,185
Veresen Inc.	922,000	9,003
Canadian Natural Resources, Ltd.	168,000	5,354
		91,911
Industrials 7.74%
Abertis Infraestructuras, SA, Class A, non-registered shares[1]	1,176,952	16,467
CK Hutchison Holdings Ltd.[1]	1,283,348	14,488
Capita PLC[1]	1,926,500	12,612
Rolls-Royce Holdings PLC[1,2]	1,415,100	11,638
ASSA ABLOY AB, Class B1	585,700	10,865
Airbus Group SE, non-registered shares[1]	163,000	10,758
Jardine Matheson Holdings Ltd.[1]	94,200	5,196
Bunzl PLC[1]	122,752	3,176
		85,200
Health care 6.10%
Novartis AG1	327,670	23,834
Teva Pharmaceutical Industries Ltd. (ADR)	515,400	18,683
Takeda Pharmaceutical Co. Ltd.[1]	147,500	6,092
UCB SA1	85,200	5,454
Grifols, SA, Class B, preferred nonvoting, non-registered shares[1]	332,000	5,324
Orion Oyj, Class B1	90,800	4,041
Astellas Pharma Inc.[1]	271,000	3,757
		67,185
American Funds Insurance Series — International Growth and Income Fund — Page 51 of 173

Common stocks Real estate 5.81%	Shares	Value (000)
Cheung Kong Property Holdings Ltd.[1]	3,833,348	$23,246
Wharf (Holdings) Ltd.[1]	2,540,000	16,692
RioCan REIT	402,578	7,985
Japan Real Estate Investment Corp. REIT[1]	1,432	7,809
Land and Houses PCL, nonvoting depository receipt[1]	15,840,000	4,333
Mitsui Fudosan Co., Ltd.[1]	172,000	3,969
		64,034
Information technology 4.26%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	3,070,000	17,192
Flex Ltd.[2]	840,000	12,071
Delta Electronics, Inc.[1]	1,453,266	7,123
ASML Holding NV1	35,700	4,000
Quanta Computer Inc.[1]	1,802,000	3,353
Rightmove PLC[1]	66,200	3,181
		46,920
Telecommunication services 4.03%
MTN Group Ltd.[1]	1,797,000	16,414
Telia Co. AB1	1,598,500	6,431
Rogers Communications Inc., Class B, nonvoting	140,300	5,412
Nippon Telegraph and Telephone Corp.[1]	87,800	3,691
Singapore Telecommunications Ltd.[1]	1,304,000	3,272
China Mobile Ltd.[1]	311,500	3,266
Bharti Infratel Ltd.[1]	620,000	3,134
Intouch Holdings PCL[1]	1,983,000	2,752
		44,372
Materials 2.04%
HeidelbergCement AG1	73,429	6,850
Vale SA, Class A, preferred nominative (ADR)	814,185	5,610
Rio Tinto PLC[1]	115,000	4,379
BASF SE1	31,200	2,910
Amcor Ltd.[1]	255,300	2,750
		22,499
Miscellaneous 0.89%
Other common stocks in initial period of acquisition		9,787
Total common stocks (cost: $1,027,684,000)		974,263
Convertible bonds 0.03% Financials 0.03%	Principal amount (000)
bank muscat (SAOG), convertible notes, 3.50% 2018	OMR1,003	253
Total convertible bonds (cost: $261,000)		253
Bonds, notes & other debt instruments 3.41% Corporate bonds & notes 2.14% Materials 1.03%
First Quantum Minerals Ltd. 6.75% 2020[3]	$2,349	2,355
FMG Resources 9.75% 2022[3]	7,750	9,029
		11,384
American Funds Insurance Series — International Growth and Income Fund — Page 52 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy 0.85%	Principal amount (000)	Value (000)
Petróleos Mexicanos 6.875% 2026[3]	$2,327	$2,461
Petróleos Mexicanos 6.875% 2026	1,290	1,364
Petróleos Mexicanos 5.50% 2044	491	411
Petróleos Mexicanos 5.625% 2046	700	584
Petróleos Mexicanos 6.75% 2047[3]	978	927
Repsol, SA 3.875% 2049	€1,700	1,780
Repsol, SA 4.50% 2075	1,800	1,792
		9,319
Health care 0.26%
VPI Escrow Corp. 6.375% 2020[3]	$1,735	1,499
VRX Escrow Corp. 6.125% 2025[3]	1,865	1,408
		2,907
Total corporate bonds & notes		23,610
Bonds & notes of governments & government agencies outside the U.S. 1.23%
Brazil (Federative Republic of) 10.00% 2025	BRL22,000	6,285
Colombia (Republic of), Series B, 5.00% 2018	COP6,950,000	2,279
Colombia (Republic of), Series B, 7.50% 2026	8,020,000	2,758
Poland (Republic of), Series 0726, 2.50% 2026	PLN10,285	2,237
		13,559
U.S. Treasury bonds & notes 0.04% U.S. Treasury 0.04%
U.S. Treasury 0.75% 2017	$420	419
Total U.S. Treasury bonds & notes		419
Total bonds, notes & other debt instruments (cost: $35,063,000)		37,588
Short-term securities 7.84%
Army and Air Force Exchange Service 0.51% due 1/4/2017[3]	10,100	10,099
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.66% due 1/13/2017	5,000	4,999
BMW U.S. Capital LLC 0.52% due 1/9/2017[3]	10,000	9,999
General Electric Co. 0.60% due 1/3/2017	5,300	5,300
Mizuho Bank, Ltd. 0.70% due 1/30/2017[3]	20,000	19,988
Québec (Province of) 0.53% due 1/6/2017[3]	6,000	5,999
U.S. Treasury Bills 0.44% due 2/16/2017	20,000	19,988
Victory Receivables Corp. 0.75% due 1/24/2017[3]	10,000	9,995
Total short-term securities (cost: $86,369,000)		86,367
Total investment securities 99.73% (cost: $1,149,377,000)		1,098,471
Other assets less liabilities 0.27%		2,981
Net assets 100.00%		$1,101,452
American Funds Insurance Series — International Growth and Income Fund — Page 53 of 173

Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $16,936,000.
	Settlement date	Counterparty	Contract amount		Unrealized depreciation at 12/31/2016 (000)
			Receive (000)	Deliver (000)
Sales:
Euros	1/26/2017	Bank of America, N.A.	$13,927	€13,310	$(105)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $845,639,000, which represented 76.77% of the net assets of the fund. This amount includes $831,834,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $73,759,000, which represented 6.70% of the net assets of the fund.

Key to abbreviations and symbol
ADR = American Depositary Receipts
BRL = Brazilian reais
COP = Colombian pesos
€ = Euros
OMR = Omani rials
PLN = Polish zloty
American Funds Insurance Series — International Growth and Income Fund — Page 54 of 173

Capital Income Builder®
Investment portfolio
December 31, 2016
Common stocks 78.95% Consumer staples 14.06%	Shares	Value (000)
Philip Morris International Inc.	185,335	$16,956
Altria Group, Inc.	163,910	11,084
Coca-Cola Co.	213,945	8,870
British American Tobacco PLC[1]	93,200	5,292
Imperial Brands PLC[1]	113,200	4,924
Diageo PLC[1]	168,400	4,357
Japan Tobacco Inc.[1]	95,000	3,121
Reynolds American Inc.	37,740	2,115
Unilever PLC[1]	21,060	852
Nestlé SA1	5,082	364
		57,935
Financials 13.05%
Sampo Oyj, Class A1	191,382	8,558
Swedbank AB, Class A1	237,429	5,738
Mercury General Corp.	84,710	5,100
CME Group Inc., Class A	37,595	4,336
New York Community Bancorp, Inc.	234,400	3,729
BB&T Corp.	76,280	3,587
HSBC Holdings PLC (GBP denominated)[1]	437,200	3,535
KBC Groep NV1	49,773	3,081
Svenska Handelsbanken AB, Class A1	195,040	2,710
Intesa Sanpaolo SPA[1]	1,056,817	2,483
Invesco Ltd.	76,400	2,318
Aberdeen Asset Management PLC[1]	686,800	2,183
Skandinaviska Enskilda Banken AB, Class A1	169,016	1,772
Wells Fargo & Co.	26,200	1,444
Lloyds Banking Group PLC[1]	1,739,400	1,338
Union National Bank PJSC[1]	813,869	1,006
Bank of China Ltd., Class H1	1,894,000	836
		53,754
Energy 10.37%
Exxon Mobil Corp.	92,600	8,358
Helmerich & Payne, Inc.	96,200	7,446
Enbridge Inc. (CAD denominated)	174,970	7,363
Royal Dutch Shell PLC, Class B1	232,760	6,642
Royal Dutch Shell PLC, Class B (ADR)	8,500	493
Royal Dutch Shell PLC, Class A1	3,084	85
Inter Pipeline Ltd.	244,600	5,400
Occidental Petroleum Corp.	60,300	4,295
Chevron Corp.	22,600	2,660
		42,742
American Funds Insurance Series — Capital Income Builder — Page 55 of 173

Common stocks Telecommunication services 10.08%	Shares	Value (000)
Verizon Communications Inc.	252,051	$13,454
Vodafone Group PLC[1]	3,167,500	7,790
Singapore Telecommunications Ltd.[1]	2,990,100	7,504
HKT Trust and HKT Ltd., units[1]	4,088,340	5,004
AT&T Inc.	65,600	2,790
NTT DoCoMo, Inc.[1]	121,700	2,768
freenet AG1	59,206	1,669
Telia Co. AB1	135,576	545
		41,524
Information technology 6.60%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	960,000	5,376
International Business Machines Corp.	30,450	5,054
Paychex, Inc.	61,610	3,751
Microsoft Corp.	53,620	3,332
Xilinx, Inc.	48,000	2,898
VTech Holdings Ltd.[1]	201,800	2,695
Vanguard International Semiconductor Corp.[1]	1,316,000	2,282
HP Inc.	64,800	961
Ricoh Co., Ltd.[1]	99,700	841
		27,190
Utilities 6.10%
EDP - Energias de Portugal, SA1	2,035,085	6,198
SSE PLC[1]	287,713	5,500
CMS Energy Corp.	65,300	2,718
Infratil Ltd.[1]	1,291,737	2,470
National Grid PLC[1]	197,700	2,312
Red Eléctrica de Corporación, SA1	109,244	2,060
Power Assets Holdings Ltd.[1]	172,000	1,515
PG&E Corp.	20,900	1,270
Duke Energy Corp.	14,300	1,110
		25,153
Health care 5.42%
AstraZeneca PLC[1]	99,210	5,380
AstraZeneca PLC (ADR)	87,000	2,377
Pfizer Inc.	208,200	6,762
Roche Holding AG, non-registered shares, nonvoting[1]	18,142	4,134
GlaxoSmithKline PLC[1]	127,210	2,430
Johnson & Johnson	10,700	1,233
		22,316
Consumer discretionary 4.22%
Greene King PLC[1]	619,600	5,325
Las Vegas Sands Corp.	71,400	3,814
SES SA, Class A (FDR)[1]	118,666	2,613
ProSiebenSat.1 Media SE1	37,607	1,454
Gannett Co., Inc.	132,999	1,291
BCA Marketplace PLC[1]	460,000	1,057
Modern Times Group MTG AB, Class B1	35,157	1,042
AA PLC[1]	133,500	455
Fielmann AG1	5,166	341
		17,392
American Funds Insurance Series — Capital Income Builder — Page 56 of 173

Common stocks Real estate 4.19%	Shares	Value (000)
Iron Mountain Inc. REIT	165,295	$5,369
Lamar Advertising Co. REIT, Class A	60,700	4,081
Nexity SA, Class A, non-registered shares[1]	86,336	4,040
Crown Castle International Corp. REIT	43,400	3,766
		17,256
Industrials 3.13%
Sydney Airport, units[1]	817,890	3,523
MTR Corp. Ltd.[1]	514,500	2,487
Lockheed Martin Corp.	9,760	2,439
BAE Systems PLC[1]	278,100	2,020
Edenred SA1	70,250	1,392
Air New Zealand Ltd.[1]	667,919	1,017
		12,878
Materials 1.24%
Amcor Ltd.[1]	263,026	2,833
Givaudan SA1	1,253	2,296
		5,129
Miscellaneous 0.49%
Other common stocks in initial period of acquisition		2,019
Total common stocks (cost: $328,599,000)		325,288
Convertible stocks 1.04% Real estate 1.04%
American Tower Corp., Series B, 5.50% depository share, convertible preferred 2018	41,200	4,305
Total convertible stocks (cost: $4,289,000)		4,305
Bonds, notes & other debt instruments 14.21% U.S. Treasury bonds & notes 5.55% U.S. Treasury 4.81%	Principal amount (000)
U.S. Treasury 1.125% 2021	$ 400	387
U.S. Treasury 1.375% 2021	3,250	3,199
U.S. Treasury 1.75% 2021	2,000	1,985
U.S. Treasury 2.25% 2021	1,695	1,725
U.S. Treasury 8.00% 2021	5,500	7,044
U.S. Treasury 8.125% 2021	3,000	3,820
U.S. Treasury 2.00% 2025	1,100	1,066
U.S. Treasury 2.875% 2045	600	576
		19,802
U.S. Treasury inflation-protected securities 0.74%
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	1,121	1,116
U.S. Treasury Inflation-Protected Security 0.625% 2026[2]	1,933	1,952
		3,068
Total U.S. Treasury bonds & notes		22,870
American Funds Insurance Series — Capital Income Builder — Page 57 of 173

Bonds, notes & other debt instruments Mortgage-backed obligations 4.14% Federal agency mortgage-backed obligations 3.87%	Principal amount (000)	Value (000)
Fannie Mae 4.00% 2036[3]	$2,521	$2,683
Fannie Mae 4.00% 2045[3]	1,217	1,286
Fannie Mae 4.00% 2045[3]	1,100	1,157
Fannie Mae 4.00% 2045[3]	418	440
Fannie Mae 4.00% 2045[3]	323	339
Fannie Mae 4.00% 2045[3]	216	228
Fannie Mae 4.00% 2045[3]	129	135
Fannie Mae 3.00% 2046[3]	1,496	1,487
Fannie Mae 4.00% 2046[3]	337	354
Freddie Mac 3.50% 2035[3]	1,702	1,758
Freddie Mac 4.00% 2046[3]	543	564
Freddie Mac 4.00% 2046[3]	340	357
Freddie Mac 4.00% 2047[3,4]	1,200	1,260
Government National Mortgage Assn. 4.50% 2045[3]	655	700
Government National Mortgage Assn. 4.50% 2045[3]	554	592
Government National Mortgage Assn. 4.50% 2045[3]	488	522
Government National Mortgage Assn. 4.50% 2045[3]	315	337
Government National Mortgage Assn. 4.50% 2045[3]	236	252
Government National Mortgage Assn. 5.621% 2059[3]	64	65
Government National Mortgage Assn. 4.811% 2060[3]	93	95
Government National Mortgage Assn. 5.46% 2060[3]	121	126
Government National Mortgage Assn. 4.66% 2061[3]	167	173
Government National Mortgage Assn. 4.802% 2061[3]	126	130
Government National Mortgage Assn. 6.868% 2061[3]	52	54
Government National Mortgage Assn. 4.562% 2062[3]	56	59
Government National Mortgage Assn. 4.637% 2062[3]	413	432
Government National Mortgage Assn. 4.33% 2063[3]	137	144
Government National Mortgage Assn. 4.482% 2063[3]	56	60
Government National Mortgage Assn. 4.571% 2063[3]	172	183
		15,972
Commercial mortgage-backed securities 0.27%
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A1A, 5.548% 2049[3,5]	26	26
Banc of America Commercial Mortgage Inc., Series 2007-5, Class A1A, 5.361% 2051[3]	64	65
Citigroup Commercial Mortgage Trust, Series 2008-C-7, Class A1A, 6.050% 2049[3,5]	354	362
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A1A, 5.431% 2047[3,5]	386	386
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A1A, 5.682% 2045[3,5]	76	78
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class A1A, 5.312% 2044[3]	167	167
		1,084
Total mortgage-backed obligations		17,056
Corporate bonds & notes 2.69% Financials 0.82%
Bank of America Corp. 5.625% 2020	300	330
Bank of America Corp. 5.00% 2021	300	327
BB&T Corp. 6.85% 2019	100	111
Berkshire Hathaway Inc. 4.25% 2021	100	108
BNP Paribas 5.00% 2021	300	327
Goldman Sachs Group, Inc. 5.25% 2021	300	329
Goldman Sachs Group, Inc., Series D, 6.00% 2020	300	333
JPMorgan Chase & Co. 6.30% 2019	200	218
JPMorgan Chase & Co. 4.25% 2020	300	317
Morgan Stanley 7.30% 2019	200	223
American Funds Insurance Series — Capital Income Builder — Page 58 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Morgan Stanley 5.50% 2020	$300	$328
Wells Fargo & Co. 5.625% 2017	100	104
Wells Fargo & Co. 4.60% 2021	300	322
		3,377
Energy 0.33%
Anadarko Petroleum Corp. 4.85% 2021	270	290
Enbridge Energy Partners, LP 4.375% 2020	320	334
Enbridge Energy Partners, LP, Series B, 6.50% 2018	100	105
EnLink Midstream Partners, LP 4.40% 2024	200	199
Enterprise Products Operating LLC 6.50% 2019	100	109
Kinder Morgan Energy Partners, LP 5.30% 2020	200	215
Williams Partners LP 4.125% 2020	100	104
		1,356
Consumer discretionary 0.31%
Comcast Corp. 5.15% 2020	100	109
Ford Motor Credit Co. 8.125% 2020	300	346
General Motors Financial Co. 4.375% 2021	400	415
Time Warner Inc. 4.75% 2021	200	215
Viacom Inc. 5.625% 2019	200	215
		1,300
Real estate 0.26%
AvalonBay Communities, Inc. 6.10% 2020	100	111
Corporate Office Properties LP 3.70% 2021	400	409
Developers Diversified Realty Corp. 7.875% 2020	200	233
Hospitality Properties Trust 4.25% 2021	200	207
Kimco Realty Corp. 6.875% 2019	100	112
		1,072
Health care 0.21%
Amerisource Bergen 4.875% 2019	100	107
Boston Scientific Corp. 6.00% 2020	200	220
McKesson Corp. 7.50% 2019	100	111
Medtronic, Inc. 4.125% 2021	200	212
Thermo Fisher Scientific Inc. 4.70% 2020	200	213
		863
Telecommunication services 0.18%
Verizon Communications Inc. 5.50% 2018	100	104
Verizon Communications Inc. 4.50% 2020	300	321
Verizon Communications Inc. 4.60% 2021	300	322
		747
Consumer staples 0.17%
Altria Group, Inc. 9.25% 2019	200	236
Kraft Foods Inc. 6.125% 2018	100	106
Reynolds American Inc. 6.875% 2020	300	341
		683
American Funds Insurance Series — Capital Income Builder — Page 59 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities 0.16%	Principal amount (000)	Value (000)
Entergy Corp. 5.125% 2020	$200	$216
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	100	111
NV Energy, Inc 6.25% 2020	200	227
Progress Energy, Inc. 7.05% 2019	100	110
		664
Industrials 0.12%
Caterpillar Financial Services Corp. 7.15% 2019	100	111
General Electric Capital Corp. 5.50% 2020	150	164
Johnson Controls, Inc. 5.00% 2020	200	215
		490
Materials 0.08%
BHP Billiton Finance (USA) Ltd. 6.50% 2019	100	110
BHP Billiton Finance (USA) Ltd. 3.85% 2023	200	212
		322
Information technology 0.05%
Microsoft Corp. 4.00% 2021	200	215
Total corporate bonds & notes		11,089
Asset-backed obligations 1.83%
Chase Issuance Trust, Series 2015-A2, Class A, 1.59% 2020[3]	3,000	3,009
CPS Auto Receivables Trust, Series 2015-A, Class A, 1.53% 2019[3,6]	40	40
CPS Auto Receivables Trust, Series 2016-B, Class A, 2.07% 2019[3,6]	353	353
Drivetime Auto Owner Trust, Series 2015-3A, Class A, 1.66% 2019[3,6]	18	18
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[3,6]	182	181
Santander Drive Auto Receivables Trust, Series 2013-2, Class C, 1.95% 2019[3]	102	102
Santander Drive Auto Receivables Trust, Series 2015-1, Class B, 1.97% 2019[3]	984	986
Santander Drive Auto Receivables Trust, Series 2013-5, Class C, 2.25% 2019[3]	871	874
Santander Drive Auto Receivables Trust, Series 2015-2, Class B, 1.83% 2020[3]	500	501
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.36% 2020[3]	1,447	1,453
		7,517
Total bonds, notes & other debt instruments (cost: $59,003,000)		58,532
Short-term securities 6.04%
Estée Lauder Companies Inc. 0.75% due 2/16/2017[6]	3,000	2,997
ExxonMobil Corp. 0.53% due 1/23/2017	4,000	3,998
Federal Home Loan Bank 0.48%–0.51% due 1/25/2017–2/6/2017	8,000	7,997
General Electric Co. 0.60% due 1/3/2017	4,900	4,900
U.S. Treasury Bills 0.44% due 2/16/2017	5,000	4,997
Total short-term securities (cost: $24,889,000)		24,889
Total investment securities 100.24% (cost: $416,780,000)		413,014
Other assets less liabilities (0.24)%		(979)
Net assets 100.00%		$412,035
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
American Funds Insurance Series — Capital Income Builder — Page 60 of 173

Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $491,000.
	Settlement date	Counterparty	Contract amount		Unrealized depreciation at 12/31/2016 (000)
			Receive (000)	Deliver (000)
Sales:
New Zealand dollars	1/31/2017	Bank of America, N.A.	$491	NZ$715	$(5)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $161,264,000, which represented 39.14% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,589,000, which represented .87% of the net assets of the fund.

Key to abbreviations and symbol
ADR = American Depositary Receipts
CAD = Canadian dollars
FDR = Fiduciary Depositary Receipts
GBP = British pounds
NZ$ = New Zealand dollars
TBA = To-be-announced
American Funds Insurance Series — Capital Income Builder — Page 61 of 173

Asset Allocation Fund
Investment portfolio
December 31, 2016
Common stocks 65.32% Information technology 18.89%	Shares	Value (000)
Microsoft Corp.	12,120,000	$753,137
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	15,200,000	437,000
ASML Holding NV (New York registered)	2,500,000	280,500
Intuit Inc.	2,400,000	275,064
Broadcom Ltd.	1,499,600	265,084
VeriSign, Inc.[1]	3,200,000	243,424
Intel Corp.	5,600,000	203,112
Facebook, Inc., Class A1	1,687,000	194,089
Alphabet Inc., Class C1	168,500	130,051
Alphabet Inc., Class A1	75,000	59,434
Juniper Networks, Inc.	6,000,000	169,560
Texas Instruments Inc.	1,800,000	131,346
Apple Inc.	1,100,000	127,402
Symantec Corp.	5,000,000	119,450
AAC Technologies Holdings Inc.[2]	12,500,000	112,457
Sabre Corp.	4,300,000	107,285
Amphenol Corp., Class A	1,450,000	97,440
Visa Inc., Class A	1,137,000	88,709
Analog Devices, Inc.	625,000	45,388
Fiserv, Inc.[1]	350,000	37,198
Yandex NV, Class A1	1,730,000	34,825
Baidu, Inc., Class A (ADR)[1]	180,000	29,594
Murata Manufacturing Co., Ltd.[2]	200,000	26,634
MasterCard Inc., Class A	57,000	5,885
Corporate Risk Holdings I, Inc.[1,2]	163,500	1,864
Corporate Risk Holdings Corp.[1,2]	827	—
		3,975,932
Health care 8.91%
UnitedHealth Group Inc.	2,417,000	386,817
Johnson & Johnson	2,650,000	305,306
Humana Inc.	1,410,000	287,682
Express Scripts Holding Co.[1]	3,550,000	244,205
Merck & Co., Inc.	3,856,000	227,003
Regeneron Pharmaceuticals, Inc.[1]	290,467	106,628
Incyte Corp.[1]	1,000,000	100,270
Aetna Inc.	500,000	62,005
Bristol-Myers Squibb Co.	1,000,000	58,440
Molina Healthcare, Inc.[1]	985,000	53,446
Sysmex Corp.[2]	320,000	18,497
Medtronic PLC	143,000	10,186
Novartis AG2	99,000	7,201
Novo Nordisk A/S, Class B2	146,000	5,244
Rotech Healthcare Inc.[1,2]	184,138	1,484
		1,874,414
American Funds Insurance Series — Asset Allocation Fund — Page 62 of 173

Common stocks Consumer discretionary 7.86%	Shares	Value (000)
Comcast Corp., Class A	5,773,000	$398,626
Home Depot, Inc.	1,700,000	227,936
Amazon.com, Inc.[1]	258,000	193,466
Newell Brands Inc.	4,200,000	187,530
VF Corp.	2,730,000	145,646
General Motors Co.	3,500,000	121,940
Starbucks Corp.	1,510,000	83,835
Twenty-First Century Fox, Inc., Class A	2,000,000	56,080
CBS Corp., Class B	785,500	49,974
Naspers Ltd., Class N2	330,000	48,083
Charter Communications, Inc., Class A1	122,126	35,163
Industria de Diseño Textil, SA2	960,000	32,760
Ford Motor Co.	2,700,000	32,751
Domino’s Pizza, Inc.	180,000	28,663
McDonald’s Corp.	95,000	11,563
		1,654,016
Financials 7.69%
JPMorgan Chase & Co.	6,000,000	517,740
Chubb Ltd.	2,455,000	324,355
First Republic Bank	1,980,000	182,437
Citigroup Inc.	2,750,000	163,432
Bank of America Corp.	7,000,000	154,700
Capital One Financial Corp.	1,000,000	87,240
PNC Financial Services Group, Inc.	475,000	55,556
Blackstone Group LP	1,510,000	40,815
RenaissanceRe Holdings Ltd.	290,000	39,504
Berkshire Hathaway Inc., Class A1	84	20,506
Wells Fargo & Co.	200,000	11,022
SunTrust Banks, Inc.	170,000	9,325
HDFC Bank Ltd.[2]	297,000	5,791
ICICI Bank Ltd.[2]	1,437,000	5,388
		1,617,811
Energy 5.99%
Noble Energy, Inc.	7,100,000	270,226
Weatherford International PLC[1]	42,200,000	210,578
Chevron Corp.	1,400,000	164,780
Royal Dutch Shell PLC, Class B (ADR)	2,650,000	153,620
ConocoPhillips	1,965,000	98,525
Schlumberger Ltd.	1,035,000	86,888
Tallgrass Energy GP, LP, Class A	2,500,000	67,000
Cabot Oil & Gas Corp.	2,000,000	46,720
Enbridge Inc.	1,090,000	45,911
Concho Resources Inc.[1]	300,000	39,780
Exxon Mobil Corp.	433,000	39,083
Extraction Oil & Gas, Inc.[1]	1,850,000	37,074
		1,260,185
Consumer staples 4.58%
Philip Morris International Inc.	4,882,000	446,654
Associated British Foods PLC[2]	2,700,000	91,250
Nestlé SA (ADR)	700,000	50,218
Nestlé SA2	420,000	30,125
Reynolds American Inc.	1,300,000	72,852
American Funds Insurance Series — Asset Allocation Fund — Page 63 of 173

Common stocks Consumer staples (continued)	Shares	Value (000)
British American Tobacco PLC[2]	1,055,000	$59,902
Procter & Gamble Co.	602,420	50,652
Herbalife Ltd.[1]	950,000	45,733
Mead Johnson Nutrition Co.	640,000	45,286
CVS Health Corp.	530,000	41,822
Coty Inc., Class A	1,000,004	18,310
Coca-Cola Co.	258,000	10,697
		963,501
Materials 4.57%
E.I. du Pont de Nemours and Co.	4,905,000	360,027
LyondellBasell Industries NV	2,050,000	175,849
Syngenta AG (ADR)	2,000,000	158,100
Dow Chemical Co.	1,500,000	85,830
Nucor Corp.	1,250,000	74,400
Ecolab Inc.	290,000	33,994
Royal Gold, Inc.	430,000	27,240
Praxair, Inc.	225,000	26,368
Franco-Nevada Corp.	288,979	17,279
Warrior Met Coal, LLC, Class B1,2,3	7,877	2,717
Warrior Met Coal, LLC, Class A1,2,3	2,660	918
		962,722
Industrials 4.52%
Lockheed Martin Corp.	1,365,000	341,168
Boeing Co.	1,640,000	255,315
Nielsen Holdings PLC	3,000,000	125,850
TransDigm Group Inc.	383,000	95,352
ASSA ABLOY AB, Class B2	2,100,000	38,955
Raytheon Co.	265,000	37,630
IDEX Corp.	390,000	35,123
Waste Management, Inc.	214,000	15,175
Rockwell Collins, Inc.	61,000	5,658
CEVA Group PLC[1,2,4]	6,142	1,536
Atrium Corp.[1,2,3]	535	1
		951,763
Telecommunication services 1.10%
AT&T Inc.	3,295,000	140,137
Verizon Communications Inc.	1,243,000	66,351
Zayo Group Holdings, Inc.[1]	711,721	23,387
NII Holdings, Inc.[1]	813,926	1,750
		231,625
Real estate 0.62%
Crown Castle International Corp. REIT	937,000	81,303
American Tower Corp. REIT	475,000	50,198
		131,501
Utilities 0.36%
Dominion Resources, Inc.	1,000,000	76,590
American Funds Insurance Series — Asset Allocation Fund — Page 64 of 173

Common stocks Miscellaneous 0.23%	Shares	Value (000)
Other common stocks in initial period of acquisition		$48,063
Total common stocks (cost: $10,362,528,000)		13,748,123
Convertible stocks 0.04% Industrials 0.02%
CEVA Group PLC, Series A-1, 4.022% convertible preferred[2,4,5]	6,267	2,193
CEVA Group PLC, Series A-2, 3.022% convertible preferred[2,4,5]	5,998	1,500
		3,693
Miscellaneous 0.02%
Other convertible stocks in initial period of acquisition		4,800
Total convertible stocks (cost: $19,829,000)		8,493
Bonds, notes & other debt instruments 26.83% U.S. Treasury bonds & notes 12.18% U.S. Treasury 9.77%	Principal amount (000)
U.S. Treasury 0.625% 2017	$ 120,000	119,963
U.S. Treasury 0.875% 2017	24,000	24,022
U.S. Treasury 1.00% 2017	10,000	10,007
U.S. Treasury 0.625% 2018	133,000	132,316
U.S. Treasury 0.75% 2018	59,002	58,843
U.S. Treasury 0.75% 2018	10,000	9,967
U.S. Treasury 0.875% 2018	10,000	9,979
U.S. Treasury 1.125% 2018	2,500	2,503
U.S. Treasury 3.50% 2018	20,000	20,551
U.S. Treasury 0.75% 2019	9,750	9,601
U.S. Treasury 0.875% 2019	40,000	39,481
U.S. Treasury 0.875% 2019	32,000	31,695
U.S. Treasury 1.00% 2019	15,000	14,922
U.S. Treasury 1.375% 2019	30,000	29,929
U.S. Treasury 1.50% 2019	400,000	402,220
U.S. Treasury 1.50% 2019	59,000	59,120
U.S. Treasury 1.625% 2019	30,000	30,211
U.S. Treasury 1.75% 2019	21,000	21,207
U.S. Treasury 1.25% 2020[6]	327,000	324,600
U.S. Treasury 1.25% 2020	48,000	47,617
U.S. Treasury 1.375% 2020	21,500	21,388
U.S. Treasury 1.625% 2020	125,000	124,922
U.S. Treasury 1.125% 2021	47,000	45,416
U.S. Treasury 1.125% 2021	10,000	9,667
U.S. Treasury 1.375% 2021	48,750	47,979
U.S. Treasury 1.375% 2021	38,250	37,497
U.S. Treasury 1.375% 2021	13,500	13,244
U.S. Treasury 1.75% 2021	9,500	9,430
U.S. Treasury 2.25% 2021	9,730	9,884
U.S. Treasury 1.375% 2023	20,000	18,946
U.S. Treasury 1.375% 2023	5,000	4,739
U.S. Treasury 1.625% 2023	5,000	4,832
U.S. Treasury 1.625% 2023	1,955	1,882
U.S. Treasury 2.125% 2023	25,000	24,844
U.S. Treasury 2.375% 2024	70,000	70,353
American Funds Insurance Series — Asset Allocation Fund — Page 65 of 173

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.00% 2025	$44,000	$42,635
U.S. Treasury 1.50% 2026	16,500	15,179
U.S. Treasury 1.625% 2026	10,000	9,346
U.S. Treasury 1.625% 2026	1,500	1,399
U.S. Treasury 2.00% 2026	2,790	2,685
U.S. Treasury 4.75% 2041	15,000	19,519
U.S. Treasury 3.125% 2043	17,500	17,696
U.S. Treasury 3.375% 2044	7,000	7,409
U.S. Treasury 2.50% 2045	9,000	7,995
U.S. Treasury 2.50% 2046	18,000	15,949
U.S. Treasury 2.50% 2046	5,000	4,430
U.S. Treasury 2.875% 2046	70,298	67,686
		2,055,705
U.S. Treasury inflation-protected securities 2.41%
U.S. Treasury Inflation-Protected Security 0.125% 2017[7]	10,642	10,667
U.S. Treasury Inflation-Protected Security 2.375% 2017[7]	11,986	11,988
U.S. Treasury Inflation-Protected Security 2.625% 2017[7]	11,663	11,947
U.S. Treasury Inflation-Protected Security 0.125% 2021[7]	25,497	25,662
U.S. Treasury Inflation-Protected Security 0.625% 2024[7]	208,226	212,164
U.S. Treasury Inflation-Protected Security 0.375% 2025[7]	15,289	15,221
U.S. Treasury Inflation-Protected Security 0.125% 2026[7]	20,169	19,522
U.S. Treasury Inflation-Protected Security 0.625% 2026[7]	25,432	25,676
U.S. Treasury Inflation-Protected Security 0.75% 2042[7]	18,388	17,461
U.S. Treasury Inflation-Protected Security 1.375% 2044[7]	132,575	145,057
U.S. Treasury Inflation-Protected Security 1.00% 2046[7]	12,752	12,833
		508,198
Total U.S. Treasury bonds & notes		2,563,903
Corporate bonds & notes 9.46% Energy 1.81%
American Energy (Marcellus), Term Loan A, 8.50% 2021[5,8,9]	5,188	649
American Energy (Marcellus), Term Loan B, 5.25% 2020[5,8,9]	7,340	4,074
American Energy (Permian Basin) 7.125% 2020[3]	6,020	5,177
American Energy (Permian Basin) 7.375% 2021[3]	1,825	1,556
Anadarko Petroleum Corp. 4.85% 2021	3,455	3,705
Anadarko Petroleum Corp. 5.55% 2026	2,250	2,520
APT Pipelines Ltd. 4.20% 2025[3]	7,000	6,982
Boardwalk Pipelines, LP 5.95% 2026	2,000	2,174
Canadian Natural Resources Ltd. 5.70% 2017	3,000	3,045
Cenovus Energy Inc. 3.80% 2023	3,970	3,876
Chesapeake Energy Corp. 4.13% 2019[5]	5,025	5,075
Chesapeake Energy Corp. 4.875% 2022	4,375	3,981
Chesapeake Energy Corp. 8.00% 2025[3]	1,900	1,945
Chesapeake Energy Corp., Term Loan, 8.50% 2021[5,8,9]	2,150	2,348
Chevron Corp. 2.10% 2021	2,500	2,478
Chevron Corp. 2.566% 2023	2,000	1,971
Chevron Corp. 3.326% 2025	1,165	1,187
ConocoPhillips 4.20% 2021	3,300	3,506
ConocoPhillips 4.95% 2026	1,750	1,933
CONSOL Energy Inc. 5.875% 2022	13,275	13,076
DCP Midstream Operating LP 4.95% 2022	3,800	3,914
Devon Energy Corp. 5.00% 2045	2,090	2,057
American Funds Insurance Series — Asset Allocation Fund — Page 66 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Diamond Offshore Drilling, Inc. 4.875% 2043	$4,955	$3,544
Enbridge Energy Partners, LP 5.875% 2025	3,695	4,122
Enbridge Energy Partners, LP 7.375% 2045	2,000	2,485
Enbridge Energy Partners, LP, Series B, 6.50% 2018	3,900	4,105
Enbridge Energy Partners, LP, Series B, 7.50% 2038	2,000	2,395
Enbridge Inc. 4.00% 2023	3,035	3,082
Enbridge Inc. 3.50% 2024	2,500	2,436
Enbridge Inc. 4.25% 2026	1,840	1,885
Enbridge Inc. 5.50% 2046	965	1,039
Energy Transfer Partners, LP 4.15% 2020	3,500	3,625
Energy Transfer Partners, LP 7.50% 2020	2,350	2,632
Energy Transfer Partners, LP 5.875% 2024	2,775	2,879
Energy Transfer Partners, LP 4.75% 2026	4,000	4,137
Energy Transfer Partners, LP 5.50% 2027	4,420	4,332
EnLink Midstream Partners, LP 4.15% 2025	7,330	7,118
EnLink Midstream Partners, LP 4.85% 2026	2,500	2,523
EnLink Midstream Partners, LP 5.05% 2045	3,135	2,847
Ensco PLC 5.75% 2044	5,595	4,084
Enterprise Products Operating LLC 5.20% 2020	1,710	1,867
Enterprise Products Operating LLC 2.85% 2021	2,885	2,907
Enterprise Products Operating LLC 4.90% 2046	1,970	2,026
EOG Resources, Inc. 4.15% 2026	2,980	3,120
Exxon Mobil Corp. 2.222% 2021	5,000	5,002
Exxon Mobil Corp. 2.726% 2023	3,000	3,010
Exxon Mobil Corp. 3.043% 2026	2,250	2,246
Genesis Energy, LP 6.75% 2022	3,750	3,915
Halliburton Co. 3.80% 2025	6,760	6,871
Halliburton Co. 4.85% 2035	1,000	1,056
Halliburton Co. 5.00% 2045	1,000	1,087
Jupiter Resources Inc. 8.50% 2022[3]	3,900	3,383
Kinder Morgan Energy Partners, LP 5.40% 2044	1,380	1,378
Kinder Morgan Energy Partners, LP 5.50% 2044	1,828	1,867
Kinder Morgan Finance Co. 5.05% 2046	2,250	2,232
Kinder Morgan, Inc. 3.05% 2019	2,520	2,557
Kinder Morgan, Inc. 4.30% 2025	2,000	2,060
NGL Energy Partners LP 6.875% 2021	6,505	6,684
NGPL PipeCo LLC 7.119% 2017[3]	2,705	2,833
NGPL PipeCo LLC 9.625% 2019[3]	10,625	11,183
Noble Corp. PLC 7.20% 2025	3,175	2,992
Noble Corp. PLC 8.20% 2045	2,675	2,240
PDC Energy Inc. 7.75% 2022	2,000	2,140
Petrobras International Finance Co. 5.75% 2020	4,725	4,796
Petróleos Mexicanos 5.50% 2021	2,250	2,317
Petróleos Mexicanos 5.375% 2022[3]	935	959
Petróleos Mexicanos 3.50% 2023	7,000	6,443
Petróleos Mexicanos 4.625% 2023[3]	2,500	2,438
Petróleos Mexicanos 6.50% 2027[3]	5,630	5,814
Petróleos Mexicanos 5.625% 2046	2,890	2,410
Petróleos Mexicanos 6.75% 2047[3]	4,115	3,898
Phillips 66 Partners LP 3.55% 2026	335	324
Phillips 66 Partners LP 4.90% 2046	5,975	5,749
Pioneer Natural Resources Co. 3.45% 2021	3,345	3,419
QGOG Constellation SA 6.25% 2019[3]	850	565
Rowan Companies Inc. 7.375% 2025	600	614
American Funds Insurance Series — Asset Allocation Fund — Page 67 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Royal Dutch Shell PLC 1.75% 2021	$1,740	$1,690
Royal Dutch Shell PLC 2.50% 2026	1,000	938
Royal Dutch Shell PLC 3.75% 2046	4,500	4,143
Sabine Pass Liquefaction, LLC 5.625% 2021	3,700	3,977
Sabine Pass Liquefaction, LLC 5.75% 2024	1,955	2,107
Sabine Pass Liquefaction, LLC 5.625% 2025	8,965	9,626
Sabine Pass Liquefaction, LLC 5.00% 2027[3]	1,575	1,595
Schlumberger BV 3.625% 2022[3]	2,800	2,901
Seven Generations Energy Ltd. 6.75% 2023[3]	2,000	2,140
Shell International Finance BV 2.25% 2020	1,965	1,962
SM Energy Co. 5.625% 2025	2,700	2,619
Southwestern Energy Co. 4.10% 2022	8,795	8,353
Spectra Energy Partners, LP 3.375% 2026	615	589
Spectra Energy Partners, LP 4.50% 2045	1,150	1,096
Statoil ASA 2.75% 2021	1,925	1,944
Statoil ASA 3.25% 2024	2,850	2,888
Statoil ASA 4.25% 2041	2,000	1,997
Sunoco LP 6.25% 2021	5,015	5,122
Targa Resources Corp. 4.125% 2019	6,400	6,512
Targa Resources Partners LP 6.75% 2024	2,965	3,195
Teekay Corp. 8.50% 2020	14,805	14,139
Tesoro Logistics LP 5.50% 2019	3,410	3,623
Tesoro Logistics LP 5.25% 2025	1,775	1,819
TransCanada PipeLines Ltd. 7.625% 2039	4,000	5,728
Transocean Inc. 9.00% 2023[3]	1,600	1,648
Weatherford International PLC 4.50% 2022	4,595	4,009
Weatherford International PLC 8.25% 2023	5,750	5,865
Weatherford International PLC 9.875% 2024[3]	2,475	2,644
Weatherford International PLC 6.50% 2036	2,525	2,039
Weatherford International PLC 6.75% 2040	6,525	5,253
Western Gas Partners LP 4.65% 2026	925	958
Whiting Petroleum Corp. 6.50% 2018	650	649
Williams Companies, Inc. 3.70% 2023	5,335	5,175
Williams Partners LP 4.00% 2021	195	200
Williams Partners LP 3.60% 2022	2,250	2,262
Williams Partners LP 3.90% 2025	4,250	4,170
Williams Partners LP 5.10% 2045	4,055	3,861
		380,337
Health care 1.47%
Abbott Laboratories 2.90% 2021	1,105	1,104
Abbott Laboratories 3.40% 2023	1,950	1,943
Abbott Laboratories 3.75% 2026	7,195	7,156
Abbott Laboratories 4.75% 2036	460	468
Abbott Laboratories 4.90% 2046	920	946
AbbVie Inc. 3.20% 2022	2,670	2,672
AbbVie Inc. 4.30% 2036	1,650	1,575
AbbVie Inc. 4.45% 2046	6,350	6,093
Aetna Inc. 1.70% 2018	835	834
Aetna Inc. 1.90% 2019	960	958
Aetna Inc. 2.40% 2021	1,295	1,289
Aetna Inc. 2.80% 2023	670	660
Aetna Inc. 3.20% 2026	4,635	4,588
Allergan PLC 2.35% 2018	2,000	2,012
American Funds Insurance Series — Asset Allocation Fund — Page 68 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Allergan PLC 3.00% 2020	$1,000	$1,014
Allergan PLC 3.45% 2022	7,150	7,259
Allergan PLC 3.85% 2024	3,500	3,533
Allergan PLC 3.80% 2025	1,000	1,002
Allergan PLC 4.75% 2045	4,190	4,121
Amgen Inc. 1.85% 2021	400	385
Amgen Inc. 2.70% 2022	3,400	3,367
Amgen Inc. 2.25% 2023	1,000	941
Amgen Inc. 4.40% 2045	3,000	2,885
AstraZeneca PLC 3.375% 2025	8,630	8,568
Bayer AG 2.375% 2019[3]	2,750	2,755
Boston Scientific Corp. 3.85% 2025	10,750	10,776
Celgene Corp. 3.625% 2024	3,000	3,016
Celgene Corp. 3.875% 2025	1,250	1,268
Centene Corp. 5.625% 2021	1,450	1,528
Centene Corp. 4.75% 2022	8,570	8,699
Centene Corp. 6.125% 2024	1,000	1,056
Centene Corp. 4.75% 2025	3,325	3,254
Community Health Systems Inc. 5.125% 2021	3,765	3,501
Concordia Healthcare Corp., Term Loan B, 5.25% 2021[5,8,9]	628	494
Concordia Healthcare Corp. 9.50% 2022[3]	3,210	1,156
Concordia Healthcare Corp. 7.00% 2023[3]	5,970	1,910
DaVita HealthCare Partners Inc. 5.00% 2025	3,125	3,082
DJO Finance LLC 10.75% 2020	3,035	2,565
DJO Finco Inc. 8.125% 2021[3]	9,415	8,215
EMD Finance LLC 2.40% 2020[3]	125	124
EMD Finance LLC 2.95% 2022[3]	1,000	996
EMD Finance LLC 3.25% 2025[3]	9,000	8,802
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[3]	1,995	1,786
Gilead Sciences, Inc. 1.95% 2022	435	421
Gilead Sciences, Inc. 2.50% 2023	2,685	2,589
Gilead Sciences, Inc. 2.95% 2027	1,000	957
Gilead Sciences, Inc. 4.00% 2036	3,290	3,156
Gilead Sciences, Inc. 4.15% 2047	720	684
HCA Inc. 5.25% 2026	1,250	1,295
Healthsouth Corp. 5.75% 2024	1,925	1,959
Healthsouth Corp. 5.75% 2025	2,535	2,535
Immucor, Inc. 11.125% 2019	935	884
inVentiv Health, Inc. 9.00% 2018[3]	6,560	6,573
Johnson & Johnson 2.45% 2026	1,285	1,229
Kinetic Concepts, Inc. 9.625% 2021[3]	12,775	13,573
Kinetic Concepts, Inc. 12.50% 2021[3]	9,355	9,846
Mallinckrodt PLC 4.875% 2020[3]	4,690	4,731
Medtronic, Inc. 3.50% 2025	1,750	1,802
Medtronic, Inc. 4.375% 2035	2,537	2,685
Medtronic, Inc. 4.625% 2045	2,885	3,121
Molina Healthcare, Inc. 5.375% 2022	7,205	7,349
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[5,8,9]	1,985	1,975
Pfizer Inc. 1.95% 2021	2,500	2,472
Quintiles Transnational Corp. 4.875% 2023[3]	1,625	1,657
Roche Holdings, Inc. 2.875% 2021[3]	8,000	8,135
Roche Holdings, Inc. 1.75% 2022[3]	1,840	1,768
Roche Holdings, Inc. 3.00% 2025[3]	6,000	5,947
Roche Holdings, Inc. 2.375% 2027[3]	1,970	1,843
American Funds Insurance Series — Asset Allocation Fund — Page 69 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Rotech Healthcare Inc., Term Loan, 13.00% 2020[2,5,8,9,10]	$6,370	$6,163
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[2,5,8,9]	2,999	2,978
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[2,5,8,9]	2,400	2,388
Shire PLC 1.90% 2019	2,000	1,975
Shire PLC 2.40% 2021	6,125	5,918
Shire PLC 2.875% 2023	2,870	2,729
Shire PLC 3.20% 2026	2,295	2,146
Tenet Healthcare Corp. 4.375% 2021	2,700	2,673
Tenet Healthcare Corp., First Lien, 4.75% 2020	3,290	3,323
Tenet Healthcare Corp., First Lien, 6.00% 2020	7,105	7,425
Tenet Healthcare Corp., First Lien, 4.50% 2021	4,025	4,025
Teva Pharmaceutical Finance Company BV 1.40% 2018	710	704
Teva Pharmaceutical Finance Company BV 1.70% 2019	725	712
Teva Pharmaceutical Finance Company BV 2.20% 2021	510	488
Teva Pharmaceutical Finance Company BV 2.80% 2023	1,520	1,439
Teva Pharmaceutical Finance Company BV 3.15% 2026	9,585	8,842
Teva Pharmaceutical Finance Company BV 4.10% 2046	250	215
Thermo Fisher Scientific Inc. 2.40% 2019	4,000	4,031
Thermo Fisher Scientific Inc. 4.15% 2024	2,000	2,083
UnitedHealth Group Inc. 3.35% 2022	4,355	4,486
VPI Escrow Corp. 6.75% 2018[3]	5,720	5,448
VPI Escrow Corp. 6.375% 2020[3]	15,890	13,730
Zimmer Holdings, Inc. 3.15% 2022	6,015	6,000
		309,463
Financials 1.37%
ACE INA Holdings Inc. 2.30% 2020	1,345	1,344
ACE INA Holdings Inc. 2.875% 2022	3,850	3,880
ACE INA Holdings Inc. 3.15% 2025	3,255	3,243
ACE INA Holdings Inc. 3.35% 2026	850	861
ACE INA Holdings Inc. 4.35% 2045	750	793
Allstate Corp. 3.28% 2026	5,095	5,115
Bank of America Corp. 2.625% 2020	4,000	4,003
Bank of America Corp. 2.625% 2021	2,000	1,987
Bank of America Corp. 3.875% 2025	8,500	8,647
Bank of America Corp. 3.248% 2027	7,345	7,017
BB&T Corp. 2.45% 2020	6,000	6,046
Berkshire Hathaway Finance Corp. 1.30% 2019	1,070	1,057
Berkshire Hathaway Inc. 2.20% 2021	1,000	998
Berkshire Hathaway Inc. 2.75% 2023	2,615	2,605
Berkshire Hathaway Inc. 3.125% 2026	1,000	993
BNP Paribas 4.375% 2026[3]	4,425	4,372
BPCE SA group 2.65% 2021	2,000	2,000
BPCE SA group 5.70% 2023[3]	3,000	3,162
BPCE SA group 5.15% 2024[3]	4,000	4,068
CIT Group Inc. 3.875% 2019	16,085	16,467
Citigroup Inc. 2.35% 2021	8,500	8,316
Citigroup Inc. 2.90% 2021	7,000	6,982
Citigroup Inc. 3.20% 2026	9,500	9,089
Citigroup Inc. 3.70% 2026	2,500	2,488
Citigroup Inc. 4.125% 2028	1,350	1,334
Credit Agricole SA 4.375% 2025[3]	3,120	3,070
Credit Suisse Group AG 1.70% 2018	4,000	3,991
Credit Suisse Group AG 3.80% 2023	1,625	1,624
American Funds Insurance Series — Asset Allocation Fund — Page 70 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Danske Bank AS 2.00% 2021[3]	$2,365	$2,299
DNB ASA 2.375% 2021[3]	3,000	2,969
Goldman Sachs Group, Inc. 2.55% 2019	4,000	4,030
Goldman Sachs Group, Inc. 2.35% 2021	1,040	1,011
Goldman Sachs Group, Inc. 2.625% 2021	1,460	1,450
Goldman Sachs Group, Inc. 3.50% 2026	1,175	1,153
Goldman Sachs Group, Inc. 3.75% 2026	2,250	2,258
Goldman Sachs Group, Inc. 4.75% 2045	1,000	1,056
HSBC Holdings PLC 4.25% 2024	3,000	3,050
Icahn Enterprises Finance Corp. 3.50% 2017	6,525	6,541
Intercontinentalexchange, Inc. 2.50% 2018	4,000	4,055
Intesa Sanpaolo SpA 5.017% 2024[3]	6,730	6,222
iStar Financial Inc. 4.00% 2017	12,525	12,619
iStar Financial Inc., Series B, 9.00% 2017	905	933
JPMorgan Chase & Co. 1.35% 2017	1,515	1,515
JPMorgan Chase & Co. 2.55% 2020	2,750	2,747
JPMorgan Chase & Co. 3.20% 2026	2,000	1,957
JPMorgan Chase & Co., Series Z, junior subordinated 5.30% (undated)	3,200	3,274
Lloyds Banking Group PLC 4.582% 2025	1,500	1,508
MetLife Global Funding I 1.55% 2019[3]	3,500	3,447
MetLife Global Funding I 2.50% 2020[3]	8,000	8,001
MetLife Global Funding I 1.95% 2021[3]	2,500	2,430
MetLife, Inc. 4.05% 2045	2,760	2,648
Morgan Stanley 2.50% 2021	3,000	2,968
Morgan Stanley 2.282% 2023[5]	2,500	2,530
Morgan Stanley 3.125% 2026	1,000	956
Morgan Stanley 3.875% 2026	4,750	4,800
National Australia Bank Ltd. 1.375% 2019	975	959
National Australia Bank Ltd. 1.875% 2021	975	943
Navient Corp. 4.875% 2019	4,225	4,383
Navient Corp. 5.50% 2023	440	428
New York Life Global Funding 1.50% 2019[3]	1,525	1,504
New York Life Global Funding 1.70% 2021[3]	1,500	1,446
New York Life Global Funding 2.35% 2026[3]	1,190	1,109
Nordea Bank AB 2.50% 2020[3]	4,450	4,452
PNC Bank 1.45% 2019	3,340	3,294
PNC Bank 2.55% 2021	8,000	8,004
PNC Financial Services Group, Inc. 2.854% 2022	1,445	1,434
PNC Financial Services Group, Inc. 3.90% 2024	2,000	2,051
Prudential Financial, Inc. 3.50% 2024	4,000	4,085
QBE Insurance Group Ltd. 2.40% 2018[3]	5,000	5,009
Rabobank Nederland 4.375% 2025	5,500	5,646
Starwood Property Trust, Inc. 5.00% 2021[3]	925	940
Svenska Handelsbanken AB 1.875% 2021	1,980	1,920
UBS Group AG 4.125% 2025[3]	2,750	2,794
US Bancorp. 3.70% 2024	7,000	7,276
US Bancorp. 2.375% 2026	6,500	6,029
Wells Fargo & Co. 2.15% 2019	8,000	7,998
Wells Fargo & Co. 2.55% 2020	2,175	2,177
Wells Fargo & Co. 2.10% 2021	2,500	2,432
Wells Fargo & Co. 2.50% 2021	7,500	7,443
Wells Fargo & Co. 3.00% 2026	995	947
		288,682
American Funds Insurance Series — Asset Allocation Fund — Page 71 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary 0.92%	Principal amount (000)	Value (000)
Amazon.com, Inc. 4.80% 2034	$8,000	$8,819
American Honda Finance Corp. 1.65% 2021	1,065	1,025
American Honda Finance Corp. 2.30% 2026	530	495
Bayerische Motoren Werke AG 2.25% 2023[3]	1,500	1,437
Cablevision Systems Corp. 6.75% 2021	6,700	7,219
CCO Holdings LLC and CCO Holdings Capital Corp. 4.464% 2022	1,000	1,045
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	4,000	4,218
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[3]	5,850	6,069
CCO Holdings LLC and CCO Holdings Capital Corp. 6.484% 2045	750	869
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	11,960	11,997
Comcast Corp. 1.625% 2022	2,000	1,915
Comcast Corp. 2.35% 2027	5,435	5,022
Comcast Corp. 3.20% 2036	750	675
Comcast Corp. 3.40% 2046	500	437
DaimlerChrysler North America Holding Corp. 2.25% 2019[3]	6,000	6,003
DaimlerChrysler North America Holding Corp. 2.25% 2020[3]	2,515	2,503
DaimlerChrysler North America Holding Corp. 2.20% 2021[3]	2,500	2,442
DISH DBS Corp. 4.25% 2018	4,425	4,548
Ford Motor Co. 5.291% 2046	5,000	5,075
Ford Motor Credit Co. 1.897% 2019	5,500	5,412
Ford Motor Credit Co. 2.597% 2019	3,000	2,996
Ford Motor Credit Co. 2.943% 2019	5,000	5,058
Ford Motor Credit Co. 3.219% 2022	6,000	5,934
Ford Motor Credit Co. 4.134% 2025	5,250	5,267
General Motors Co. 5.20% 2045	5,000	4,828
General Motors Co. 6.75% 2046	750	881
General Motors Financial Co. 2.35% 2019	3,500	3,460
General Motors Financial Co. 3.70% 2020	6,355	6,465
General Motors Financial Co. 3.20% 2021	2,500	2,480
General Motors Financial Co. 3.45% 2022	3,625	3,586
General Motors Financial Co. 4.00% 2026	2,790	2,686
Home Depot, Inc. 2.00% 2021	2,000	1,984
Home Depot, Inc. 2.125% 2026	2,000	1,844
Home Depot, Inc. 4.25% 2046	3,500	3,676
Home Depot, Inc. 3.50% 2056	1,875	1,642
iHeartCommunications, Inc. 9.00% 2019	4,300	3,531
Limited Brands, Inc. 6.875% 2035	4,750	4,869
Lowe’s Companies, Inc. 2.50% 2026	2,720	2,582
McClatchy Co. 9.00% 2022	2,775	2,969
McDonald’s Corp. 2.75% 2020	1,750	1,778
McDonald’s Corp. 3.70% 2026	1,000	1,019
McDonald’s Corp. 4.875% 2045	750	805
Neiman Marcus Group LTD Inc. 8.00% 2021[3]	2,475	1,850
Newell Rubbermaid Inc. 2.60% 2019	1,000	1,011
Newell Rubbermaid Inc. 3.15% 2021	1,000	1,018
Newell Rubbermaid Inc. 3.85% 2023	1,840	1,909
Newell Rubbermaid Inc. 4.20% 2026	1,840	1,920
Newell Rubbermaid Inc. 5.50% 2046	750	861
NIKE, Inc. 2.375% 2026	2,500	2,358
NIKE, Inc. 3.375% 2046	2,000	1,807
Sotheby’s Holdings, Inc. 5.25% 2022[3]	2,435	2,405
Starbucks Corp. 2.70% 2022	1,500	1,507
Starbucks Corp. 4.30% 2045	1,250	1,313
TI Automotive Ltd. 8.75% 2023[3]	4,245	4,457
American Funds Insurance Series — Asset Allocation Fund — Page 72 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Time Warner Inc. 3.80% 2027	$605	$601
Toyota Motor Credit Corp. 2.25% 2023	1,690	1,629
Volkswagen International Finance NV 2.375% 2017[3]	5,000	5,014
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[3]	2,325	2,223
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[3]	2,650	2,635
Wynn Macau, Ltd. 5.25% 2021[3]	8,300	8,404
ZF Friedrichshafen AG 4.50% 2022[3]	1,050	1,087
ZF Friedrichshafen AG 4.75% 2025[3]	2,370	2,420
		193,994
Telecommunication services 0.82%
AT&T Inc. 4.125% 2026	4,000	4,052
AT&T Inc. 4.75% 2046	2,555	2,425
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[3]	8,350	8,621
Deutsche Telekom International Finance BV 1.95% 2021[3]	1,000	964
Deutsche Telekom International Finance BV 2.485% 2023[3]	2,000	1,911
Deutsche Telekom International Finance BV 9.25% 2032	3,905	6,031
France Télécom 4.125% 2021	5,000	5,280
France Télécom 9.00% 2031	5	8
Frontier Communications Corp. 10.50% 2022	3,500	3,693
Frontier Communications Corp. 11.00% 2025	8,025	8,316
Inmarsat PLC 4.875% 2022[3]	4,600	4,497
Inmarsat PLC 6.50% 2024[3]	2,700	2,747
Intelsat Jackson Holding Co. 7.25% 2019	8,175	6,908
Intelsat Jackson Holding Co. 7.25% 2020	8,925	6,961
Ligado Networks, Term Loan, 9.75% 2020[5,8,9,10]	25,718	23,896
MetroPCS Wireless, Inc. 6.25% 2021	8,275	8,627
MetroPCS Wireless, Inc. 6.625% 2023	3,725	3,958
Orange SA 1.625% 2019	2,250	2,217
Orange SA 5.50% 2044	3,000	3,452
SoftBank Corp. 4.50% 2020[3]	9,015	9,263
T-Mobile US, Inc. 6.50% 2026	275	298
Trilogy International Partners, LLC 13.375% 2019[3]	11,500	11,845
Verizon Communications Inc. 1.375% 2019	1,950	1,920
Verizon Communications Inc. 1.75% 2021	260	249
Verizon Communications Inc. 3.00% 2021	1,876	1,891
Verizon Communications Inc. 2.625% 2026	1,000	921
Verizon Communications Inc. 4.125% 2046	5,513	5,000
Wind Acquisition SA 4.75% 2020[3]	5,550	5,619
Wind Acquisition SA 7.375% 2021[3]	12,300	12,823
Windstream Holdings, Inc. 7.75% 2021	12,000	12,396
Ziggo Bond Finance BV 5.50% 2027[3]	5,425	5,302
		172,091
Materials 0.69%
Anglo American Capital PLC 4.125% 2021[3]	1,325	1,355
ArcelorMittal 7.75% 2041	11,915	12,749
Ball Corp. 4.375% 2020	2,450	2,569
CF Industries, Inc. 4.50% 2026[3]	1,965	1,932
CF Industries, Inc. 4.95% 2043	6,220	5,116
Chemours Co. 6.625% 2023	7,540	7,502
Chemours Co. 7.00% 2025	7,125	7,054
Cliffs Natural Resources Inc. 8.00% 2020[3]	525	549
Cliffs Natural Resources Inc. 8.25% 2020[3]	7,325	8,057
American Funds Insurance Series — Asset Allocation Fund — Page 73 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Eastman Chemical Co. 2.70% 2020	$7,000	$7,042
First Quantum Minerals Ltd. 6.75% 2020[3]	9,672	9,696
First Quantum Minerals Ltd. 7.00% 2021[3]	10,877	10,873
First Quantum Minerals Ltd. 7.25% 2022[3]	9,200	9,108
FMG Resources 9.75% 2022[3]	8,545	9,955
Freeport-McMoRan Copper & Gold Inc. 3.55% 2022	5,585	5,222
Georgia Gulf Corp. 4.625% 2021	3,550	3,648
Georgia-Pacific Corp. 2.539% 2019[3]	7,000	7,063
Holcim Ltd. 5.15% 2023[3]	6,165	6,688
Huntsman International LLC 4.875% 2020	4,935	5,139
International Paper Co. 7.30% 2039	2,005	2,559
Novelis Corp. 5.875% 2026[3]	2,000	2,025
Rayonier Advanced Materials Inc. 5.50% 2024[3]	3,304	3,106
Reynolds Group Inc. 5.75% 2020	3,745	3,867
Ryerson Inc. 11.00% 2022[3]	9,330	10,286
Teck Resources Ltd. 8.00% 2021[3]	2,100	2,315
		145,475
Utilities 0.67%
AES Corp. 5.50% 2025	5,200	5,226
AES Corp. 6.00% 2026	1,440	1,469
American Electric Power Co., Inc. 2.95% 2022	4,020	4,046
American Electric Power Co., Inc. 2.75% 2026	570	538
Berkshire Hathaway Energy Co. 2.40% 2020	1,245	1,249
Calpine Corp. 5.375% 2023	660	648
CMS Energy Corp. 8.75% 2019	2,000	2,310
Comision Federal de Electricidad 4.75% 2027[3]	1,070	1,030
Commonwealth Edison Company 2.55% 2026	750	714
Commonwealth Edison Company 4.35% 2045	2,085	2,181
Commonwealth Edison Company 3.65% 2046	2,000	1,880
Consumers Energy Co. 3.375% 2023	475	490
Consumers Energy Co. 3.125% 2024	3,785	3,812
Consumers Energy Co. 3.25% 2046	940	830
Dominion Resources, Inc. 1.875% 2018[3]	2,500	2,496
Dominion Resources, Inc. 1.60% 2019	890	877
Dominion Resources, Inc. 2.962% 2019	300	304
Dominion Resources, Inc. 2.00% 2021	790	766
Dominion Resources, Inc. 2.85% 2026	1,500	1,405
Duke Energy Corp. 1.80% 2021	275	265
Duke Energy Corp. 2.65% 2026	2,000	1,868
Duke Energy Corp. 3.75% 2046	1,500	1,353
Duke Energy Ohio, Inc. 3.70% 2046	1,500	1,419
Duke Energy Progress Inc. 4.15% 2044	3,020	3,002
Duke Energy Progress Inc. 3.70% 2046	4,350	4,121
Dynegy Finance Inc. 6.75% 2019	905	925
EDP Finance BV 4.125% 2020[3]	6,000	6,148
Electricité de France SA 2.35% 2020[3]	650	644
Electricité de France SA 6.95% 2039[3]	4,000	5,023
Emera US Finance LP 2.15% 2019[3]	300	300
Emera US Finance LP 2.70% 2021[3]	770	762
Emera US Finance LP 3.55% 2026[3]	645	634
Enersis Américas SA 4.00% 2026	435	416
Entergy Corp. 2.95% 2026	1,160	1,086
MidAmerican Energy Co. 5.95% 2017	1,375	1,410
American Funds Insurance Series — Asset Allocation Fund — Page 74 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
MidAmerican Energy Co. 2.40% 2019	$1,500	$1,518
National Rural Utilities Cooperative Finance Corp. 2.15% 2019	7,000	7,053
National Rural Utilities Cooperative Finance Corp. 3.25% 2025	5,230	5,303
Northern States Power Co. 4.125% 2044	6,000	6,103
NRG Energy, Inc. 6.25% 2022	4,790	4,826
NRG Energy, Inc. 6.625% 2027[3]	5,400	5,130
Pacific Gas and Electric Co. 3.25% 2023	1,220	1,245
Pacific Gas and Electric Co. 3.85% 2023	6,879	7,260
Pacific Gas and Electric Co. 3.40% 2024	1,310	1,339
Pacific Gas and Electric Co. 4.30% 2045	1,270	1,302
PacifiCorp., First Mortgage Bonds, 5.65% 2018	1,250	1,325
PacifiCorp., First Mortgage Bonds, 3.60% 2024	6,695	6,961
Public Service Enterprise Group Inc. 2.00% 2021	2,130	2,063
Public Service Enterprise Group Inc. 2.25% 2026	385	357
Puget Energy, Inc. 6.50% 2020	1,245	1,404
Puget Energy, Inc. 6.00% 2021	1,790	2,005
Puget Energy, Inc. 5.625% 2022	1,965	2,176
Puget Energy, Inc. 3.65% 2025	3,135	3,091
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	3,500	3,582
Southern Co. 2.45% 2023	2,000	1,919
Talen Energy Corp. 4.625% 2019[3]	3,850	3,667
Tampa Electric Co. 4.35% 2044	3,805	3,814
TEX Operations Co. LLC, Term Loan B, 5.00% 2023[5,8,9]	2,219	2,240
TEX Operations Co. LLC, Term Loan C, 5.00% 2023[5,8,9]	506	511
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[3,9]	224	229
Virginia Electric and Power Co., Series B, 5.95% 2017	1,800	1,855
Xcel Energy Inc. 2.60% 2022	1,700	1,693
		141,618
Industrials 0.58%
3M Co. 1.625% 2021	1,500	1,461
3M Co. 2.25% 2026	1,000	938
3M Co. 3.125% 2046	1,000	892
Allison Transmission Holdings, Inc. 5.00% 2024[3]	825	835
Associated Materials, LLC 9.00% 2024[3]	14,300	14,371
Builders FirstSource, Inc. 5.625% 2024[3]	1,275	1,286
Canadian National Railway Co. 3.20% 2046	2,635	2,317
CEVA Group PLC, Apollo Global Securities LLC LOC, 5.969% 2021[5,8,9]	650	532
CEVA Logistics Canada, ULC, Term Loan, 6.50% 2021[5,8,9]	115	94
CEVA Logistics Holdings BV, Term Loan, 6.50% 2021[5,8,9]	667	546
CEVA Logistics U.S. Holdings Inc., Term Loan B, 6.50% 2021[5,8,9]	920	753
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[9]	12	12
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[9]	2	2
Corporate Risk Holdings LLC 9.50% 2019[3]	3,878	4,004
Corporate Risk Holdings LLC 13.50% 2020[2,3,10]	1,048	1,163
DAE Aviation Holdings, Inc. 10.00% 2023[3]	1,950	2,062
Euramax International, Inc. 12.00% 2020[3]	5,775	6,266
Gardner Denver, Inc. 6.875% 2021[3]	820	820
General Electric Co. 2.70% 2022	6,535	6,532
General Electric Co. 4.125% 2042	2,500	2,536
Hardwoods Acquisition Inc 7.50% 2021[3]	3,650	3,103
HDTFS Inc. 5.875% 2020	6,200	6,092
HDTFS Inc. 5.50% 2024[3]	2,400	2,109
Honeywell International Inc. 1.85% 2021	1,790	1,749
American Funds Insurance Series — Asset Allocation Fund — Page 75 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Honeywell International Inc. 2.50% 2026	$2,000	$1,897
Lockheed Martin Corp. 2.50% 2020	4,750	4,791
Lockheed Martin Corp. 3.10% 2023	530	536
Lockheed Martin Corp. 3.55% 2026	8,470	8,658
LSC Communications, Inc. 8.75% 2023[3]	1,850	1,864
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[3]	8,000	6,840
Navios Maritime Holdings Inc. 7.375% 2022[3]	6,400	3,872
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	2,000	1,525
Ply Gem Industries, Inc. 6.50% 2022	3,550	3,679
Ply Gem Industries, Inc. 6.50% 2022	3,500	3,644
R.R. Donnelley & Sons Co. 7.875% 2021	4,625	4,787
R.R. Donnelley & Sons Co. 7.00% 2022	266	269
R.R. Donnelley & Sons Co. 6.50% 2023	2,010	1,967
Roper Technologies, Inc. 2.80% 2021	2,065	2,064
Roper Technologies, Inc. 3.80% 2026	835	842
Siemens AG 2.00% 2023[3]	1,000	943
Siemens AG 4.40% 2045[3]	1,000	1,054
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[3]	9,950	8,333
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[3,9]	40	42
United Rentals, Inc. 5.50% 2025	1,900	1,945
Virgin Australia Holdings Ltd. 8.50% 2019[3]	2,500	2,603
		122,630
Information technology 0.43%
Alphabet Inc. 1.998% 2026	8,000	7,341
Apple Inc. 1.55% 2021	1,215	1,174
BMC Software, Inc. 8.125% 2021[3]	4,775	4,486
Cisco Systems, Inc. 1.85% 2021	845	825
Cisco Systems, Inc. 2.20% 2023	1,000	962
Cisco Systems, Inc. 2.50% 2026	1,000	951
Dell Inc. 4.42% 2021[3]	3,270	3,384
Dell Inc. 8.35% 2046[3]	2,715	3,348
EchoStar Corp. 6.625% 2026[3]	4,600	4,634
First Data Corp. 5.375% 2023[3]	2,850	2,964
First Data Corp. 5.00% 2024[3]	2,400	2,422
Gogo Inc. 12.50% 2022[3]	11,800	12,832
Harris Corp. 3.832% 2025	1,000	1,016
Harris Corp. 5.054% 2045	1,830	1,936
Kronos Inc., Term Loan B, 9.25% 2024[5,8,9]	4,500	4,645
Microsoft Corp. 2.40% 2026	3,000	2,835
Microsoft Corp. 4.20% 2035	6,000	6,316
Oracle Corp. 2.65% 2026	5,000	4,745
Qorvo, Inc. 7.00% 2025	4,375	4,867
Seagate Technology LLC 4.75% 2023	4,150	4,116
Solera Holdings, Inc. 10.50% 2024[3]	2,075	2,345
Visa Inc. 2.80% 2022	2,000	2,008
Visa Inc. 3.15% 2025	7,000	7,029
Western Digital Corp. 7.375% 2023[3]	2,600	2,867
		90,048
Real estate 0.37%
American Campus Communities, Inc. 3.35% 2020	1,765	1,794
American Campus Communities, Inc. 3.75% 2023	3,300	3,331
American Campus Communities, Inc. 4.125% 2024	2,985	3,062
American Funds Insurance Series — Asset Allocation Fund — Page 76 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Real estate (continued)	Principal amount (000)	Value (000)
Brandywine Operating Partnership, LP 3.95% 2023	$380	$379
Communications Sales & Leasing, Inc. 6.00% 2023[3]	5,025	5,201
Communications Sales & Leasing, Inc. 8.25% 2023	3,902	4,156
Corporate Office Properties LP 3.60% 2023	750	722
Corporate Office Properties LP 5.25% 2024	3,595	3,747
Corporate Office Properties LP 5.00% 2025	2,770	2,831
DDR Corp. 3.625% 2025	3,635	3,518
Developers Diversified Realty Corp. 7.50% 2017	4,160	4,217
EPR Properties 4.75% 2026	6,070	6,014
Essex Portfolio L.P. 3.50% 2025	4,420	4,355
Hospitality Properties Trust 6.70% 2018	6,745	6,916
Hospitality Properties Trust 4.50% 2025	325	317
Host Hotels & Resorts LP 4.50% 2026	705	714
Kimco Realty Corp. 6.875% 2019	2,375	2,661
Kimco Realty Corp. 3.40% 2022	1,570	1,593
Kimco Realty Corp. 3.125% 2023	2,820	2,793
Kimco Realty Corp. 2.70% 2024	1,160	1,110
Kimco Realty Corp. 2.80% 2026	2,760	2,570
Realogy Corp. 4.50% 2019[3]	5,125	5,298
Scentre Group 3.25% 2025[3]	2,000	1,932
Scentre Group 3.50% 2025[3]	3,970	3,919
UDR, Inc. 2.95% 2026	1,510	1,413
WEA Finance LLC 3.25% 2020[3]	3,705	3,770
Weingarten Realty Investors 3.25% 2026	305	288
		78,621
Consumer staples 0.33%
Altria Group, Inc. 2.625% 2020	2,250	2,276
Altria Group, Inc. 4.00% 2024	1,250	1,321
Altria Group, Inc. 2.625% 2026	1,275	1,208
Altria Group, Inc. 4.50% 2043	3,000	3,055
Altria Group, Inc. 5.375% 2044	750	868
Altria Group, Inc. 3.875% 2046	975	902
Anheuser-Busch InBev NV 2.65% 2021	1,000	1,005
Anheuser-Busch InBev NV 3.30% 2023	5,860	5,966
Anheuser-Busch InBev NV 4.90% 2046	500	539
British American Tobacco International Finance PLC 3.95% 2025[3]	5,500	5,695
Imperial Tobacco Finance PLC 3.50% 2023[3]	4,000	4,035
Kraft Heinz Co. 4.375% 2046	910	858
Kroger Co. 2.60% 2021	1,650	1,647
Molson Coors Brewing Co. 1.45% 2019	425	419
Molson Coors Brewing Co. 2.10% 2021	165	161
Molson Coors Brewing Co. 3.00% 2026	460	435
Molson Coors Brewing Co. 4.20% 2046	2,250	2,102
PepsiCo, Inc. 1.35% 2019	1,290	1,280
Pernod Ricard SA 2.95% 2017[3]	3,000	3,002
Philip Morris International Inc. 1.875% 2021	2,000	1,957
Philip Morris International Inc. 3.25% 2024	5,000	5,033
Philip Morris International Inc. 4.25% 2044	2,000	1,976
Procter & Gamble Co. 1.70% 2021	825	811
Procter & Gamble Co. 2.45% 2026	1,500	1,437
Reynolds American Inc. 3.25% 2020	1,000	1,025
Reynolds American Inc. 4.00% 2022	1,000	1,046
Reynolds American Inc. 4.45% 2025	750	792
American Funds Insurance Series — Asset Allocation Fund — Page 77 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Reynolds American Inc. 5.70% 2035	$750	$862
Reynolds American Inc. 6.15% 2043	580	701
Reynolds American Inc. 5.85% 2045	2,750	3,262
The JM Smucker Co. 3.00% 2022	1,665	1,681
Walgreens Boots Alliance, Inc. 3.30% 2021	7,000	7,132
Wal-Mart Stores, Inc. 3.30% 2024	4,445	4,570
		69,059
Total corporate bonds & notes		1,992,018
Mortgage-backed obligations 4.35% Federal agency mortgage-backed obligations 3.95%
Fannie Mae 6.00% 2021[9]	38	40
Fannie Mae 6.00% 2026[9]	432	489
Fannie Mae 2.50% 2031[9]	45,731	45,837
Fannie Mae 2.50% 2032[9]	32,566	32,642
Fannie Mae 5.50% 2033[9]	740	830
Fannie Mae 5.50% 2033[9]	504	564
Fannie Mae 3.50% 2035[9]	8,636	8,971
Fannie Mae 5.50% 2036[9]	1,079	1,210
Fannie Mae 6.00% 2036[9]	2,669	3,029
Fannie Mae 6.00% 2036[9]	882	1,000
Fannie Mae 6.00% 2036[9]	130	147
Fannie Mae 5.50% 2037[9]	403	452
Fannie Mae 5.50% 2037[9]	235	262
Fannie Mae 6.00% 2037[9]	2,700	3,060
Fannie Mae 6.00% 2037[9]	2,595	2,966
Fannie Mae 6.00% 2037[9]	301	340
Fannie Mae 6.00% 2037[9]	40	45
Fannie Mae 6.00% 2038[9]	4,231	4,799
Fannie Mae 6.00% 2038[9]	2,877	3,259
Fannie Mae 6.00% 2038[9]	1,433	1,626
Fannie Mae 6.00% 2038[9]	1,427	1,618
Fannie Mae 6.00% 2038[9]	722	818
Fannie Mae 6.00% 2038[9]	703	796
Fannie Mae 6.00% 2038[9]	87	99
Fannie Mae 6.00% 2038[9]	74	84
Fannie Mae 6.00% 2038[9]	59	67
Fannie Mae 6.00% 2039[9]	2	2
Fannie Mae 4.00% 2040[9]	5,452	5,763
Fannie Mae 6.00% 2040[9]	745	845
Fannie Mae 6.00% 2040[9]	249	282
Fannie Mae 3.00% 2041[9]	24,476	24,452
Fannie Mae 4.00% 2041[9]	4,556	4,823
Fannie Mae 4.00% 2041[9]	3,540	3,748
Fannie Mae 6.00% 2041[9]	999	1,131
Fannie Mae 6.00% 2041[9]	962	1,089
Fannie Mae 3.50% 2042[9]	12,150	12,526
Fannie Mae 4.00% 2043[9]	9,758	10,344
Fannie Mae 4.00% 2043[9]	7,558	8,011
Fannie Mae 4.00% 2043[9]	4,678	4,972
Fannie Mae 4.00% 2043[9]	3,580	3,795
Fannie Mae 4.00% 2043[9]	3,337	3,537
Fannie Mae 4.00% 2043[9]	2,958	3,144
American Funds Insurance Series — Asset Allocation Fund — Page 78 of 173

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.00% 2043[9]	$2,541	$2,693
Fannie Mae 4.00% 2043[9]	2,516	2,666
Fannie Mae 3.50% 2045[9]	20,403	21,027
Fannie Mae 3.50% 2045[9]	4,990	5,133
Fannie Mae 3.00% 2046[9]	39,844	39,611
Fannie Mae 3.50% 2046[9]	8,771	9,020
Fannie Mae 3.50% 2046[9]	4,846	4,976
Fannie Mae 4.00% 2046[9]	8,048	8,497
Fannie Mae 4.00% 2046[9]	6,008	6,343
Fannie Mae 4.00% 2046[9]	5,256	5,530
Fannie Mae 4.00% 2046[9]	3,746	3,955
Fannie Mae 4.00% 2046[9]	1,255	1,328
Fannie Mae 4.50% 2046[9]	4,045	4,360
Fannie Mae 4.50% 2046[9]	2,272	2,448
Fannie Mae 3.50% 2047[9,11]	80,000	81,950
Fannie Mae 7.00% 2047[9]	67	76
Fannie Mae 7.00% 2047[9]	5	5
Fannie Mae, Series 2012-M14, Class A2, multifamily 2.301% 2022[5,9]	2,145	2,122
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 2022[9]	5,242	5,227
Fannie Mae, Series 2012-M5, Class A2, multifamily 2.715% 2022[9]	4,000	4,037
Fannie Mae, Series 2014-M1, Class A2, multifamily 3.251% 2023[5,9]	9,000	9,294
Fannie Mae, Series 2013-M14, Class A2, multifamily 3.329% 2023[5,9]	7,530	7,808
Fannie Mae, Series 2014-M2, Class A2, multifamily 3.513% 2023[5,9]	6,450	6,723
Fannie Mae, Series 2014-M9, multifamily 3.103% 2024[5,9]	6,215	6,308
Fannie Mae, Series 2014-M3, Class A2, multifamily 3.472% 2024[5,9]	7,000	7,309
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036[9]	146	128
Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[9]	238	270
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[9]	58	67
Freddie Mac 5.00% 2023[9]	248	265
Freddie Mac 3.50% 2034[9]	12,293	12,744
Freddie Mac 3.50% 2035[9]	20,670	21,352
Freddie Mac 3.50% 2035[9]	10,215	10,552
Freddie Mac 3.50% 2035[9]	9,714	10,053
Freddie Mac 3.50% 2035[9]	939	971
Freddie Mac 5.00% 2038[9]	1,654	1,812
Freddie Mac 6.50% 2038[9]	246	278
Freddie Mac 4.50% 2039[9]	296	319
Freddie Mac 5.00% 2040[9]	3,076	3,359
Freddie Mac 4.00% 2042[9]	6,180	6,531
Freddie Mac 4.00% 2043[9]	7,591	8,016
Freddie Mac 4.00% 2043[9]	5,144	5,449
Freddie Mac 4.00% 2043[9]	4,448	4,709
Freddie Mac 4.00% 2043[9]	3,067	3,260
Freddie Mac 4.00% 2043[9]	2,998	3,172
Freddie Mac 3.50% 2045[9]	9,524	9,806
Freddie Mac 4.00% 2045[9]	18,525	19,590
Freddie Mac 4.00% 2045[9]	18,045	19,078
Freddie Mac 3.50% 2046[9]	42,288	43,337
Freddie Mac 3.50% 2046[9]	6,538	6,715
Freddie Mac 3.50% 2046[9]	5,674	5,821
Freddie Mac 3.50% 2046[9]	296	303
Freddie Mac 4.00% 2046[9]	44,003	46,242
Freddie Mac 4.00% 2046[9]	4,534	4,765
Freddie Mac 4.50% 2046[9]	2,813	3,028
American Funds Insurance Series — Asset Allocation Fund — Page 79 of 173

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 4.50% 2046[9]	$2,292	$2,466
Freddie Mac 3.50% 2047[9,11]	300	307
Freddie Mac 4.00% 2047[9,11]	18,000	18,898
Freddie Mac, Series K716, Class A2, multifamily 3.13% 2021[9]	2,750	2,860
Freddie Mac, Series KS01, Class A1, multifamily 1.693% 2022[9]	2,036	2,017
Freddie Mac, Series K019, Class A2, multifamily 2.272% 2022[9]	4,000	3,985
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022[9]	3,680	3,681
Freddie Mac, Series K025, Class A2, multifamily 2.682% 2022[9]	4,000	4,054
Freddie Mac, Series K030, Class A1, multifamily 2.779% 2022[9]	5,349	5,473
Freddie Mac, Series K721, Class A2, multifamily 3.090% 2022[9]	2,000	2,065
Freddie Mac, Series K722, Class A2, multifamily 2.406% 2023[9]	2,500	2,486
Freddie Mac, Series K723, Class A2, multifamily 2.454% 2023[9]	4,285	4,257
Freddie Mac, Series K034, Class A1, multifamily 2.669% 2023[9]	2,133	2,160
Freddie Mac, Series K028, Class A2, multifamily 3.111% 2023[9]	5,900	6,113
Freddie Mac, Series K034, Class A2, multifamily 3.531% 2023[5,9]	10,000	10,595
Freddie Mac, Series K043, Class A2, multifamily 3.062% 2024[9]	6,000	6,127
Freddie Mac, Series K044, Class A2, multifamily 2.811% 2025[9]	4,265	4,278
Freddie Mac, Series K047, Class A2, multifamily 3.329% 2025[9]	4,000	4,149
Freddie Mac, Series K050, Class A2, multifamily 3.334% 2025[5,9]	2,860	2,965
Freddie Mac, Series K055, Class A2, multifamily 2.673% 2026[9]	15,000	14,718
Freddie Mac, Series T-041, Class 3A, 1.776% 2032[5,9]	362	398
Government National Mortgage Assn. 4.50% 2045[9]	9,344	9,983
Government National Mortgage Assn. 4.50% 2046[9]	9,000	9,622
Government National Mortgage Assn. 4.50% 2046[9]	981	1,048
		828,657
Commercial mortgage-backed securities 0.31%
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A4, 5.548% 2049[5,9]	3,876	3,898
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A4, 5.694% 2050[5,9]	2,167	2,205
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class AM, 6.084% 2050[5,9]	1,430	1,475
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 2048[9]	1,185	1,194
Commercial Mortgage Trust, Series 2015-CR-26, Class A4, 3.63% 2048[9]	5,000	5,153
Commercial Mortgage Trust, Series 2015-CR-25, Class A4, 3.759% 2048[9]	10,000	10,447
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[5,9]	1,531	1,553
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 2048[9]	1,400	1,447
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class AM, 5.867% 2049[5,9]	5,000	5,111
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.713% 2049[5,9]	4,880	4,910
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A4, 5.716% 2051[9]	1,489	1,523
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.43% 2040[9]	394	395
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% 2040[5,9]	5,500	5,645
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.159% 2045[5,9]	2,570	2,654
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A3, 6.852% 2049[5,9]	3,688	3,733
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 2047[9]	1,000	1,034
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 2048[9]	1,180	1,192
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2029[3,9]	2,650	2,739
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A4, 5.902% 2049[5,9]	2,596	2,637
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342% 2043[9]	788	787
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM, 5.591% 2047[5,9]	3,000	3,019
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, 5.969% 2051[5,9]	3,000	3,037
		65,788
American Funds Insurance Series — Asset Allocation Fund — Page 80 of 173

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Collateralized mortgage-backed (privately originated) 0.05%	Principal amount (000)	Value (000)
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 2050[9]	$4,735	$4,953
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 2034[9]	503	513
MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2034[9]	1,164	1,206
Mortgage Repurchase Agreement Financing Trust, Series 2016-3, Class A1, 1.664% 2018[2,3,5,9]	2,300	2,301
Nationstar HECM Loan Trust, Series 2016-2A, Class A, 2.239% 2026[2,3,9]	642	645
Towd Point Mortgage Trust, Series 2016-4, Class A1, 2.25% 2056[3,5,9]	1,599	1,585
		11,203
Other mortgage-backed securities 0.04%
National Australia Bank 1.25% 2018[3,9]	3,000	2,990
Royal Bank of Canada 1.875% 2020[9]	7,000	6,964
		9,954
Total mortgage-backed obligations		915,602
Asset-backed obligations 0.38%
Aesop Funding LLC, Series 2015-1, Class A, 2.50% 2021[3,9]	8,000	7,939
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A3, 1.27% 2019[9]	1,099	1,099
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class A3, 1.46% 2021[9]	1,500	1,493
AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.73% 2021[9]	3,455	3,484
Chrysler Capital Auto Receivables Trust, Series 2015-AA, Class A3, 1.22% 2019[3,9]	4,074	4,073
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2, 1.905% 2020[5,9]	2,000	2,021
CLI Funding V LLC, Series 2014-1A, Class A, 3.29% 2029[3,9]	747	721
CLI Funding V LLC, Series 2014-2A, Class A, 3.38% 2029[3,9]	781	751
Drivetime Auto Owner Trust, Series 2016-3A, Class A, 1.75% 2019[3,9]	1,264	1,264
Drivetime Auto Owner Trust, Series 2016-3A, Class C, 3.15% 2022[3,9]	2,395	2,397
Enterprise Fleet Financing LLC, Series 2014-2, Class A2, 1.05% 2020[3,9]	1,734	1,732
Enterprise Fleet Financing LLC, Series 2015-1, Class A2, 1.30% 2020[3,9]	3,002	3,000
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 1.74% 2022[3,9]	780	778
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 2027[3,9]	5,900	5,803
Ford Credit Floorplan Master Owner Trust, Series 2015-1, Class A1, 1.42% 2020[9]	5,740	5,736
Ford Credit Floorplan Master Owner Trust, Series 2016-3, Class A1, 1.55% 2021[9]	3,500	3,465
Global SC Finance II SRL, Series 2013-1A, Class A, 2.98% 2028[3,9]	160	155
Global SC Finance II SRL, Series 2014-1A, Class A1, 3.19% 2029[3,9]	338	324
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2016-3A, Class A, 2.27% 2020[3,9]	5,000	4,948
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[3,9]	3,189	3,169
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2016-3A, Class A, 2.65% 2022[3,9]	5,000	4,867
RAMP Trust, Series 2003-RS11, Class AI7, 4.828% 2033[9]	94	97
Santander Drive Auto Receivables Trust, Series 2016-1, Class A3, 1.62% 2020[9]	670	671
Santander Drive Auto Receivables Trust, Series 2015-3, Class C, 2.74% 2021[9]	5,000	5,051
TAL Advantage V LLC, Series 2013-2A, Class A, 3.55% 2038[3,9]	1,812	1,760
TAL Advantage V LLC, Series 2014-1A, Class A, 3.51% 2039[3,9]	1,648	1,589
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 2021[3,9]	405	403
Verizon Owner Trust, Series 2016-2A, Class A, 1.68% 2021[3,9]	5,925	5,902
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A3, 0.95% 2019[9]	4,867	4,856
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59% 2025[3,9]	900	898
		80,446
Federal agency bonds & notes 0.25%
CoBank, ACB 1.563% 2022[3,5]	1,695	1,631
Fannie Mae 1.375% 2021	3,000	2,919
Fannie Mae 1.875% 2026	13,000	11,977
Federal Home Loan Bank 0.875% 2018	17,140	17,086
American Funds Insurance Series — Asset Allocation Fund — Page 81 of 173

Bonds, notes & other debt instruments Federal agency bonds & notes (continued)	Principal amount (000)	Value (000)
Freddie Mac 0.75% 2018	$11,880	$11,814
Freddie Mac 0.75% 2018	6,888	6,868
		52,295
Bonds & notes of governments & government agencies outside the U.S. 0.19%
CPPIB Capital Inc. 1.25% 2019[3]	3,900	3,846
Manitoba (Province of) 3.05% 2024	2,600	2,652
Spain (Kingdom of) 4.00% 2018[3]	15,000	15,351
United Mexican States 3.60% 2025	4,000	3,866
United Mexican States 4.125% 2026	7,800	7,757
United Mexican States 5.55% 2045	5,500	5,645
		39,117
Municipals 0.02%
G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[9]	3,500	3,138
Total bonds, notes & other debt instruments (cost: $5,638,998,000)		5,646,519
Short-term securities 7.98%
Apple Inc. 0.53%–0.59% due 1/17/2017–1/20/2017[3]	145,000	144,963
Chevron Corp. 0.54%–0.75% due 1/5/2017–1/9/2017[3]	135,800	135,786
Coca-Cola Co. 0.66%–0.68% due 1/12/2017–1/25/2017[3]	99,600	99,579
Estée Lauder Companies Inc. 0.75% due 3/1/2017[3]	47,100	47,044
ExxonMobil Corp. 0.54% due 1/23/2017	2,600	2,599
Fannie Mae 0.41% due 2/1/2017	50,000	49,983
Federal Farm Credit Banks 0.56% due 5/1/2017	35,000	34,933
Federal Home Loan Bank 0.31%–0.56% due 1/6/2017–5/25/2017	800,600	800,160
John Deere Canada ULC 0.68% due 1/12/2017[3]	50,000	49,991
Microsoft Corp. 0.75% due 2/14/2017[3]	75,000	74,946
National Rural Utilities Cooperative Finance Corp. 0.55% due 1/3/2017	26,900	26,899
Svenska Handelsbanken Inc. 1.02% due 2/21/2017[3]	5,000	4,995
U.S. Treasury Bills 0.42%–0.45% due 2/9/2017–2/23/2017	158,500	158,414
Wells Fargo Bank, N.A. 1.01% due 1/18/2017	40,000	40,009
Westpac Banking Corp. 1.04% due 2/15/2017[3]	10,000	9,990
Total short-term securities (cost: $1,680,239,000)		1,680,291
Total investment securities 100.17% (cost: $17,701,594,000)		21,083,426
Other assets less liabilities (0.17)%		(35,525)
Net assets 100.00%		$21,047,901
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
American Funds Insurance Series — Asset Allocation Fund — Page 82 of 173

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $420,833,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)
Receive	LCH	3-month USD-LIBOR	1.929%	9/29/2019	$80,000	$642
Receive	LCH	3-month USD-LIBOR	1.6365	10/16/2019	124,000	(6)
Receive	LCH	3-month USD-LIBOR	1.3675	6/28/2026	15,000	(1,232)
Pay	LCH	3-month USD-LIBOR	1.444	8/23/2026	15,000	1,157
Pay	LCH	3-month USD-LIBOR	1.583	10/25/2026	15,000	1,000
Pay	LCH	3-month USD-LIBOR	3.402	6/23/2044	18,000	(3,062)
Pay	LCH	3-month USD-LIBOR	2.945	10/16/2044	28,000	(2,129)
						$(3,630)
Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $108,102,000.
Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation at 12/31/2016 (000)
2 Year U.S. Treasury Note Futures	CME	Long	500	April 2017	$108,102	$242
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $514,938,000, which represented 2.45% of the net assets of the fund. This amount includes $476,496,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,223,757,000, which represented 5.81% of the net assets of the fund.
[4]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[5]	Coupon rate may change periodically.
[6]	A portion of this security was pledged as collateral. The total value of pledged collateral was $8,182,000, which represented .04% of the net assets of the fund.
[7]	Index-linked bond whose principal amount moves with a government price index.
[8]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $54,286,000, which represented .26% of the net assets of the fund.
[9]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[10]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[11]	Purchased on a TBA basis.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-1, 4.022% convertible preferred	5/2/2013	$6,354	$2,193.01%
CEVA Group PLC	5/2/2013	11,716	1,536.01
CEVA Group PLC, Series A-2, 3.022% convertible preferred	3/10/2010-1/23/2012	8,675	1,500.00
Total private placement securities		$26,745	$ 5,229.02%

American Funds Insurance Series — Asset Allocation Fund — Page 83 of 173

Key to abbreviations
ADR = American Depositary Receipts
CME = CME Group
G.O. = General Obligation
LCH = LCH.Clearnet
LIBOR = London Interbank Offered Rate
LOC = Letter of Credit
TBA = To-be-announced
American Funds Insurance Series — Asset Allocation Fund — Page 84 of 173

Global Balanced Fund
Investment portfolio
December 31, 2016
Common stocks 58.48% Industrials 10.09%	Shares	Value (000)
Boeing Co.	18,500	$2,880
KONE Oyj, Class B1	57,000	2,554
ASSA ABLOY AB, Class B1	118,000	2,189
Komatsu Ltd.[1]	91,000	2,054
BAE Systems PLC[1]	280,000	2,033
General Electric Co.	54,000	1,706
Flughafen Zürich AG1	8,500	1,577
Mitsubishi Electric Corp.[1]	110,000	1,529
Edenred SA1	65,000	1,288
Cummins Inc.	9,100	1,244
Randstad Holding NV1	22,947	1,243
AB Volvo, Class B1	102,000	1,189
TransDigm Group Inc.	4,500	1,120
Caterpillar Inc.	12,000	1,113
MTU Aero Engines AG1	9,000	1,038
International Consolidated Airlines Group, SA (CDI)[1]	120,000	651
		25,408
Information technology 9.97%
Microsoft Corp.	92,200	5,729
ASML Holding NV1	50,169	5,621
Nintendo Co., Ltd.[1]	19,800	4,139
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	333,000	1,865
Amphenol Corp., Class A	24,000	1,613
Symantec Corp.	62,565	1,495
Visa Inc., Class A	14,600	1,139
Apple Inc.	8,800	1,019
Alphabet Inc., Class C2	1,150	888
Linear Technology Corp.	13,000	810
Texas Instruments Inc.	11,000	803
		25,121
Energy 6.94%
Royal Dutch Shell PLC, Class B1	95,000	2,711
Royal Dutch Shell PLC, Class A1	585	16
ConocoPhillips	49,506	2,482
Enbridge Inc. (CAD denominated)	56,087	2,360
Schlumberger Ltd.	26,500	2,225
Spectra Energy Corp	44,100	1,812
LUKOIL Oil Co. PJSC (ADR)[1]	28,500	1,596
BP PLC[1]	216,000	1,342
Canadian Natural Resources, Ltd.	40,000	1,275
Reliance Industries Ltd.[1]	53,000	844
Chevron Corp.	7,000	824
		17,487
American Funds Insurance Series — Global Balanced Fund — Page 85 of 173

Common stocks Consumer staples 6.36%	Shares	Value (000)
British American Tobacco PLC[1]	64,755	$3,677
Nestlé SA1	33,200	2,381
Reynolds American Inc.	42,104	2,360
Altria Group, Inc.	31,000	2,096
Philip Morris International Inc.	19,665	1,799
Coca-Cola Co.	29,000	1,202
Pernod Ricard SA1	8,800	953
Procter & Gamble Co.	11,000	925
Coca-Cola European Partners PLC	20,000	628
		16,021
Health care 5.61%
Humana Inc.	20,830	4,250
Merck & Co., Inc.	58,120	3,422
Bayer AG1	12,000	1,252
Novo Nordisk A/S, Class B1	30,000	1,078
Medtronic PLC	15,000	1,068
Mettler-Toledo International Inc.[2]	2,300	963
Novartis AG1	11,800	858
Express Scripts Holding Co.[2]	9,500	653
Bristol-Myers Squibb Co.	10,000	584
		14,128
Financials 4.52%
JPMorgan Chase & Co.	42,700	3,685
AIA Group Ltd.[1]	432,000	2,418
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	343,000	1,739
Wells Fargo & Co.	26,000	1,433
Prudential PLC[1]	69,000	1,376
Goldman Sachs Group, Inc.	3,000	718
		11,369
Materials 4.22%
E.I. du Pont de Nemours and Co.	37,500	2,753
Linde AG1	8,900	1,459
WestRock Co.	24,570	1,248
LyondellBasell Industries NV	12,000	1,029
Dow Chemical Co.	15,000	858
Koninklijke DSM NV1	14,000	838
Air Liquide SA, non-registered shares[1]	6,250	694
Boral Ltd.[1]	170,000	661
Potash Corp. of Saskatchewan Inc.	33,000	597
Rio Tinto PLC[1]	11,000	419
The Chemours Co.	3,200	71
		10,627
Consumer discretionary 3.84%
Amazon.com, Inc.[2]	4,100	3,074
Home Depot, Inc.	22,030	2,954
Nokian Renkaat Oyj[1]	33,634	1,254
Paddy Power Betfair PLC[1]	11,000	1,175
General Motors Co.	25,000	871
HUGO BOSS AG1	5,600	346
		9,674
American Funds Insurance Series — Global Balanced Fund — Page 86 of 173

Common stocks Utilities 1.31%	Shares	Value (000)
Power Assets Holdings Ltd.[1]	195,500	$1,722
Dominion Resources, Inc.	20,465	1,568
		3,290
Real estate 0.54%
Link REIT[1]	211,697	1,367
Telecommunication services 0.20%
Telstra Corp. Ltd.[1]	136,500	502
Miscellaneous 4.88%
Other common stocks in initial period of acquisition		12,294
Total common stocks (cost: $124,033,000)		147,288
Bonds, notes & other debt instruments 31.28% Bonds & notes of governments & government agencies outside the U.S. 14.65%	Principal amount (000)
Australia (Commonwealth of), Series 124, 5.75% 2021	A$800	663
Australia (Commonwealth of), Series 138, 3.25% 2029	400	297
Belgium (Kingdom of), Series 77, 1.00% 2026	€575	631
Bermuda 4.854% 2024[3]	$200	209
Canada 2.25% 2025	C$1,150	898
Chile (Republic of) 5.50% 2020	CLP50,000	79
Colombia (Republic of) 4.375% 2021	$200	210
Colombia (Republic of), Series B, 7.50% 2026	COP1,068,000	367
Colombia (Republic of), Series B, 6.00% 2028	262,700	79
French Republic O.A.T. 3.25% 2045	€400	581
Germany (Federal Republic of) 2.25% 2021	60	72
Germany (Federal Republic of) 2.00% 2022	300	356
Germany (Federal Republic of) 0.10% 2023[4]	52	60
Germany (Federal Republic of) 2.50% 2046	200	296
Hungary, Series A, 7.50% 2020	HUF172,500	725
India (Republic of) 7.80% 2021	INR30,500	470
India (Republic of) 8.83% 2023	10,400	170
India (Republic of) 9.20% 2030	8,700	151
Indonesia (Republic of) 3.75% 2022	$410	413
Ireland (Republic of) 3.90% 2023	€510	664
Ireland (Republic of) 3.40% 2024	325	417
Ireland (Republic of) 5.40% 2025	440	643
Ireland (Republic of) 1.00% 2026	1,210	1,303
Ireland (Republic of) 2.40% 2030	30	36
Ireland (Republic of) 2.00% 2045	125	141
Israel (State of) 3.15% 2023	$400	407
Israel (State of) 5.50% 2042	ILS1,000	360
Italy (Republic of) 1.45% 2022	€550	597
Italy (Republic of) 0.95% 2023	470	492
Italy (Republic of) 4.75% 2023	100	130
Italy (Republic of) 4.50% 2024	200	257
Japan, Series 362, 0.10% 2018	¥40,000	344
Japan, Series 115, 0.20% 2018	5,000	43
Japan, Series 128, 0.10% 2021	60,000	518
Japan, Series 315, 1.20% 2021	65,000	589
American Funds Insurance Series — Global Balanced Fund — Page 87 of 173

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Japan, Series 326, 0.70% 2022	¥80,000	$717
Japan, Series 325, 0.80% 2022	35,000	315
Japan, Series 17, 0.10% 2023[4]	10,300	93
Japan, Series 329, 0.80% 2023	60,000	542
Japan, Series 19, 0.10% 2024[4]	29,880	272
Japan, Series 18, 0.10% 2024[4]	20,480	185
Japan, Series 337, 0.30% 2024	95,000	834
Japan, Series 336, 0.50% 2024	65,000	579
Japan, Series 116, 2.20% 2030	14,000	151
Japan, Series 145, 1.70% 2033	120,000	1,244
Japan, Series 21, 2.30% 2035	20,000	226
Japan, Series 36, 2.00% 2042	10,000	112
Japan, Series 42, 1.70% 2044	55,000	590
Japan, Series 47, 1.60% 2045	15,000	158
Lithuania (Republic of) 7.375% 2020	$100	114
Malaysia (Federation of), Series 0511, 3.58% 2018	MYR261	58
Malaysia (Federation of), Series 0203, 4.24% 2018	32	7
Malaysia (Federation of), Series 0515, 3.759% 2019	550	123
Malaysia (Federation of), Series 0315, 3.659% 2020	58	13
Malaysia (Federation of), Series 0314, 4.048% 2021	350	78
Malaysia (Federation of), Series 0215, 3.795% 2022	400	88
Malaysia (Federation of), Series 0116, 3.80% 2023	1,750	383
Malaysia (Federation of), Series 0115, 3.955% 2025	2,500	541
Malaysia (Federation of), Series 0316, 3.90% 2026	1,200	260
Malaysia (Federation of), Series 0310, 4.498% 2030	1,600	348
Morocco (Kingdom of) 4.25% 2022	$200	205
Netherlands (Kingdom of the) 1.00% 2017	100	100
Netherlands (Kingdom of the) 5.50% 2028	€100	163
Norway (Kingdom of) 4.25% 2017	NKr280	33
Norway (Kingdom of) 3.75% 2021	4,900	632
Peru (Republic of) 4.125% 2027	$85	89
Peru (Republic of) 5.625% 2050	20	23
Philippines (Republic of the) 4.95% 2021	PHP5,000	101
Philippines (Republic of the) 3.90% 2022	10,000	191
Poland (Republic of), Series 1017, 5.25% 2017	PLN1,000	246
Poland (Republic of), Series 1020, 5.25% 2020	4,750	1,241
Poland (Republic of), Series 1021, 5.75% 2021	2,070	558
Poland (Republic of), Series 0922, 5.75% 2022	870	236
Poland (Republic of), Series 1023, 4.00% 2023	2,300	572
Poland (Republic of), Series 0725, 3.25% 2025	1,500	352
Qatar (State of) 3.125% 2017[3]	$250	250
Saudi Arabia (Kingdom of) 3.25% 2026[3]	200	190
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR4,925	344
South Africa (Republic of), Series R-214, 6.50% 2041	3,650	189
South Korea (Republic of), Series 2106, 4.25% 2021	KRW262,000	239
Spain (Kingdom of) 4.00% 2018[3]	$500	512
Spain (Kingdom of) 2.75% 2024	€355	421
Spain (Kingdom of) 3.80% 2024	320	404
Spain (Kingdom of) 1.30% 2026	670	701
Spain (Kingdom of) 1.95% 2026	150	167
Sweden (Kingdom of) 1.125% 2019[3]	$200	197
Sweden (Kingdom of), Series 1057, 1.50% 2023	SKr4,150	498
Thailand (Kingdom of) 1.875% 2022	THB14,100	386
Thailand (Kingdom of) 3.85% 2025	3,000	92
Thailand (Kingdom of) 2.125% 2026	6,000	160
American Funds Insurance Series — Global Balanced Fund — Page 88 of 173

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
United Kingdom 1.00% 2017	£570	$707
United Kingdom 3.75% 2020	75	104
United Kingdom 1.75% 2022	450	588
United Kingdom 2.25% 2023	100	135
United Kingdom 2.75% 2024	50	70
United Kingdom 1.50% 2026	350	442
United Kingdom 4.75% 2038	20	38
United Kingdom 4.25% 2040	50	90
United Kingdom 3.25% 2044	150	239
United Mexican States 4.00% 2019[4]	MXN3,340	168
United Mexican States 4.125% 2026	$400	398
United Mexican States 4.00% 2040[4]	MXN2,784	139
United Mexican States 4.75% 2044	$150	137
United Mexican States 4.60% 2046	200	180
United Mexican States, Series M10, 7.75% 2017	MXN5,500	269
United Mexican States, Series M, 8.00% 2020	2,000	99
United Mexican States, Series M, 6.50% 2021	16,000	753
United Mexican States, Series M20, 10.00% 2024	12,600	704
United Mexican States, Series M, 5.75% 2026	7,000	300
United Mexican States, Series M30, 10.00% 2036	2,500	147
		36,898
U.S. Treasury bonds & notes 8.21% U.S. Treasury 5.76%
U.S. Treasury 0.875% 2017	$950	951
U.S. Treasury 0.75% 2018	280	279
U.S. Treasury 1.375% 2018	200	201
U.S. Treasury 1.375% 2018	150	151
U.S. Treasury 1.50% 2018	100	101
U.S. Treasury 0.75% 2019	500	492
U.S. Treasury 1.25% 2019	50	50
U.S. Treasury 1.50% 2019	500	501
U.S. Treasury 1.625% 2019	1,150	1,156
U.S. Treasury 1.625% 2019	1,075	1,083
U.S. Treasury 1.625% 2019	300	302
U.S. Treasury 1.75% 2019	600	606
U.S. Treasury 3.125% 2019	225	235
U.S. Treasury 1.375% 2020	900	894
U.S. Treasury 1.50% 2020	1,500	1,496
U.S. Treasury 1.625% 2020	30	30
U.S. Treasury 1.75% 2020	2,200	2,200
U.S. Treasury 2.125% 2020	200	203
U.S. Treasury 1.375% 2021	550	539
U.S. Treasury 2.00% 2021	950	954
U.S. Treasury 2.00% 2021	108	108
U.S. Treasury 2.00% 2022	75	75
U.S. Treasury 1.375% 2023	300	285
U.S. Treasury 1.75% 2023	100	97
U.S. Treasury 2.25% 2024	200	199
U.S. Treasury 2.125% 2025	200	196
U.S. Treasury 1.625% 2026	440	410
U.S. Treasury 3.00% 2044	355	350
American Funds Insurance Series — Global Balanced Fund — Page 89 of 173

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.50% 2045	$315	$280
U.S. Treasury 3.00% 2045	100	98
		14,522
U.S. Treasury inflation-protected securities 2.45%
U.S. Treasury Inflation-Protected Security 0.125% 2017[4]	128	128
U.S. Treasury Inflation-Protected Security 0.125% 2021[4]	1,071	1,078
U.S. Treasury Inflation-Protected Security 0.375% 2023[4]	312	315
U.S. Treasury Inflation-Protected Security 0.125% 2024[4]	509	501
U.S. Treasury Inflation-Protected Security 0.625% 2024[4]	1,735	1,768
U.S. Treasury Inflation-Protected Security 0.25% 2025[4]	520	512
U.S. Treasury Inflation-Protected Security 0.375% 2025[4]	229	228
U.S. Treasury Inflation-Protected Security 2.375% 2025[4]	64	74
U.S. Treasury Inflation-Protected Security 0.625% 2026[4]	814	822
U.S. Treasury Inflation-Protected Security 1.375% 2044[4]	493	539
U.S. Treasury Inflation-Protected Security 1.00% 2046[4]	204	205
		6,170
Total U.S. Treasury bonds & notes		20,692
Corporate bonds & notes 6.34% Financials 1.48%
ACE INA Holdings Inc. 2.875% 2022	20	20
ACE INA Holdings Inc. 3.35% 2026	20	20
ACE INA Holdings Inc. 4.35% 2045	35	37
Allianz SE, 4.75% 2049	€100	117
Aviva PLC, subordinated 6.875% 2058	£75	109
AXA SA, junior subordinated 5.453% 2049	100	126
Banco Nacional de Comercio Exterior SNC 3.80% 2026[3]	$200	188
Bank of America Corp. 3.875% 2025	375	382
Barclays Bank PLC 10.00% 2021	£100	157
Berkshire Hathaway Inc. 3.00% 2022	$75	77
BNP Paribas 5.00% 2021	100	109
CaixaBank, SA 5.00% 2023	€100	111
Goldman Sachs Group, Inc. 2.875% 2021	$100	101
Goldman Sachs Group, Inc. 5.75% 2022	70	79
Goldman Sachs Group, Inc. 3.625% 2023	150	153
Goldman Sachs Group, Inc. 3.50% 2025	210	207
Goldman Sachs Group, Inc. 3.75% 2026	25	25
Goldman Sachs Group, Inc. 4.75% 2045	70	74
HSBC Holdings PLC 3.375% 2024	€100	110
HSBC Holdings PLC 3.90% 2026	$200	201
HSBC Holdings PLC 4.30% 2026	200	207
JPMorgan Chase & Co. 2.55% 2021	76	76
JPMorgan Chase & Co. 3.25% 2022	28	28
JPMorgan Chase & Co., Series S, junior subordinated 6.75% (undated)	135	146
Lloyds Banking Group PLC 6.50% 2020	€210	260
Morgan Stanley 3.125% 2026	$110	105
Morgan Stanley 3.875% 2026	75	76
NN Group NV, 4.50% 2049	€100	106
PNC Financial Services Group, Inc. 2.854% 2022	$100	99
Rabobank Nederland 3.875% 2023	€100	121
VEB Finance Ltd. 6.902% 2020[3]	$100	108
		3,735
American Funds Insurance Series — Global Balanced Fund — Page 90 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care 0.88%	Principal amount (000)	Value (000)
AbbVie Inc. 2.50% 2020	$180	$180
AbbVie Inc. 2.90% 2022	60	59
AbbVie Inc. 3.60% 2025	120	119
AbbVie Inc. 4.50% 2035	15	15
Aetna Inc. 2.75% 2022	50	49
Aetna Inc. 2.80% 2023	30	30
Aetna Inc. 3.20% 2026	170	168
Aetna Inc. 4.25% 2036	80	80
Aetna Inc. 4.375% 2046	95	96
Allergan PLC 3.00% 2020	30	30
Allergan PLC 3.80% 2025	130	130
Allergan PLC 4.55% 2035	45	45
Allergan PLC 4.75% 2045	90	89
Amgen Inc. 1.85% 2021	20	19
Amgen Inc. 2.25% 2023	280	264
Amgen Inc. 4.40% 2045	80	77
Baxalta Inc. 4.00% 2025	80	80
Becton, Dickinson and Co. 3.734% 2024	35	36
Celgene Corp. 3.875% 2025	85	86
EMD Finance LLC 3.25% 2025[3]	50	49
Gilead Sciences, Inc. 3.65% 2026	30	30
Humana Inc. 3.15% 2022	100	100
Medtronic, Inc. 3.50% 2025	100	103
Novartis Securities Investment Ltd. 5.125% 2019	25	27
Shire PLC 2.40% 2021	180	174
Shire PLC 2.875% 2023	45	43
Shire PLC 3.20% 2026	25	23
		2,201
Consumer discretionary 0.82%
DaimlerChrysler North America Holding Corp. 1.875% 2018[3]	150	150
DaimlerChrysler North America Holding Corp. 2.00% 2021[3]	200	194
Ford Motor Credit Co. 3.20% 2021	200	200
McDonald’s Corp. 3.50% 2020	50	52
McDonald’s Corp. 3.70% 2026	35	36
McDonald’s Corp. 4.70% 2035	15	16
McDonald’s Corp. 4.875% 2045	25	27
Myriad International Holdings 6.00% 2020	250	271
Myriad International Holdings 5.50% 2025	250	253
NBCUniversal Media, LLC 4.375% 2021	50	54
Newell Rubbermaid Inc. 3.85% 2023	85	88
Newell Rubbermaid Inc. 4.20% 2026	215	224
Newell Rubbermaid Inc. 5.50% 2046	20	23
President & Fellows of Harvard College 3.619% 2037	150	148
Thomson Reuters Corp. 4.30% 2023	75	79
Time Warner Inc. 4.75% 2021	150	161
Toyota Motor Credit Corp. 2.25% 2023	85	82
		2,058
Energy 0.75%
ConocoPhillips 5.95% 2046	20	25
Ecopetrol SA 5.875% 2045	20	17
El Paso Pipeline Partners Operating Co., LLC 4.70% 2042	75	70
Enbridge Inc. 4.25% 2026	20	21
American Funds Insurance Series — Global Balanced Fund — Page 91 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Halliburton Co. 3.80% 2025	$110	$112
Kinder Morgan Energy Partners, LP 3.50% 2021	30	31
Kinder Morgan Energy Partners, LP 5.50% 2044	200	204
Kinder Morgan, Inc. 4.30% 2025	75	77
Pemex Project Funding Master Trust 5.75% 2018	200	207
Petrobras International Finance Co. 5.375% 2021	80	78
Petróleos Mexicanos 4.875% 2022	15	15
Petróleos Mexicanos 6.50% 2041	45	42
Petróleos Mexicanos 5.625% 2046	385	321
Phillips 66 Partners LP 4.68% 2045	5	5
Schlumberger BV 4.00% 2025[3]	80	84
Statoil ASA 3.125% 2017	40	40
Statoil ASA 1.95% 2018	25	25
Statoil ASA 3.15% 2022	160	163
Statoil ASA 3.70% 2024	50	52
Total Capital International 2.875% 2022	150	151
Williams Partners LP 4.50% 2023	100	103
Williams Partners LP 4.30% 2024	50	51
		1,894
Utilities 0.57%
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 2023[3]	200	200
American Electric Power Co., Inc. 2.75% 2026	50	47
CMS Energy Corp. 3.60% 2025	150	152
Duke Energy Corp. 3.75% 2024	110	114
Duke Energy Corp. 2.65% 2026	225	210
E.ON International Finance BV 5.80% 2018[3]	25	26
Enersis Américas SA 4.00% 2026	50	48
Exelon Corp. 3.40% 2026	150	147
MidAmerican Energy Holdings Co. 2.00% 2018	100	100
Niagara Mohawk Power Corp. 3.508% 2024[3]	85	87
Pacific Gas and Electric Co. 3.85% 2023	70	74
Pacific Gas and Electric Co. 2.95% 2026	25	25
Pacific Gas and Electric Co. 4.25% 2046	75	76
PacifiCorp. 3.35% 2025	30	30
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	100	102
		1,438
Consumer staples 0.49%
Altria Group, Inc. 2.625% 2020	100	101
Altria Group, Inc. 4.75% 2021	150	163
Altria Group, Inc. 4.25% 2042	150	148
Anheuser-Busch InBev NV 3.30% 2023	35	35
Anheuser-Busch InBev NV 4.90% 2046	35	38
Kraft Foods Inc. 3.50% 2022	100	102
Kroger Co. 3.50% 2026	140	141
Pernod Ricard SA 4.45% 2022[3]	150	159
Philip Morris International Inc. 2.90% 2021	100	101
Philip Morris International Inc. 4.25% 2044	25	25
Reynolds American Inc. 4.00% 2022	25	26
Reynolds American Inc. 4.45% 2025	155	164
Reynolds American Inc. 5.85% 2045	25	30
		1,233
American Funds Insurance Series — Global Balanced Fund — Page 92 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services 0.46%	Principal amount (000)	Value (000)
AT&T Inc. 2.45% 2020	$55	$55
AT&T Inc. 2.80% 2021	180	179
Deutsche Telekom International Finance BV 2.25% 2017[3]	150	150
Deutsche Telekom International Finance BV 6.00% 2017	€75	79
France Télécom 5.375% 2050	£50	88
Orange SA 2.75% 2019	$140	142
Verizon Communications Inc. 2.45% 2022	125	121
Verizon Communications Inc. 4.272% 2036	352	337
		1,151
Real estate 0.43%
American Campus Communities, Inc. 3.35% 2020	15	15
American Campus Communities, Inc. 3.75% 2023	100	101
American Campus Communities, Inc. 4.125% 2024	90	92
Boston Properties, Inc. 3.70% 2018	100	103
Corporate Office Properties LP 3.60% 2023	65	63
Essex Portfolio L.P. 3.50% 2025	65	64
Essex Portfolio L.P. 3.375% 2026	40	39
Kimco Realty Corp. 3.40% 2022	10	10
Kimco Realty Corp. 2.70% 2024	45	43
Prologis, Inc. 3.375% 2024	€100	122
Prologis, Inc. 3.75% 2025	$25	26
WEA Finance LLC 2.70% 2019[3]	200	202
WEA Finance LLC 3.75% 2024[3]	200	202
		1,082
Industrials 0.30%
General Electric Capital Corp. 2.30% 2017	65	65
General Electric Capital Corp. 3.15% 2022	50	51
Lima Metro Line Finance Ltd. 5.875% 2034[3,5]	200	212
Lockheed Martin Corp. 3.10% 2023	10	10
Lockheed Martin Corp. 3.55% 2026	15	15
Red de Carreteras de Occidente 9.00% 2028[5]	MXN2,000	90
Union Pacific Corp. 2.95% 2023	$100	101
United Technologies Corp. 3.10% 2022	215	221
		765
Information technology 0.12%
Microsoft Corp. 2.40% 2026	110	104
Samsung Electronics America, Inc. 1.75% 2017[3]	200	200
		304
Materials 0.04%
Monsanto Co. 4.40% 2044	100	97
Total corporate bonds & notes		15,958
Mortgage-backed obligations 1.95%
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 2034[3,5]	50	51
Fannie Mae 4.00% 2047[5,6]	1,380	1,450
Freddie Mac 3.50% 2046[5]	327	335
Government National Mortgage Assn. 4.50% 2045[5]	295	315
Government National Mortgage Assn. 4.00% 2047[5,6]	170	181
Korea Housing Finance Corp. 2.50% 2020[3,5]	250	248
Korea Housing Finance Corp. 2.00% 2021[3,5]	250	240
American Funds Insurance Series — Global Balanced Fund — Page 93 of 173

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Nykredit Realkredit AS, Series 01E, 2.00% 2037[5]	DKr10,266	$1,482
Nykredit Realkredit AS, Series 01E, 2.50% 2047[5]	930	133
Realkredit Danmark AS, Series 22S, 2.00% 2037[5]	3,404	489
		4,924
Asset-backed obligations 0.13%
Discover Card Execution Note Trust, Series 2015-A1, Class A1, 1.054% 2020[5,7]	$200	201
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[3,5]	123	122
		323
Total bonds, notes & other debt instruments (cost: $82,976,000)		78,795
Short-term securities 9.11%
BMW U.S. Capital LLC 0.52% due 1/9/2017[3]	6,000	5,999
Federal Home Loan Bank 0.46% due 1/20/2017	2,200	2,199
General Electric Co. 0.60% due 1/3/2017	6,250	6,250
Kaiser Foundation Hospitals 0.75% due 1/5/2017	2,000	2,000
Mizuho Bank, Ltd. 0.70% due 1/30/2017[3]	6,500	6,496
Total short-term securities (cost: $22,946,000)		22,944
Total investment securities 98.87% (cost: $229,955,000)		249,027
Other assets less liabilities 1.13%		2,853
Net assets 100.00%		$251,880
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $16,360,000.
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 12/31/2016 (000)
			Receive (000)	Deliver (000)
Purchases:
British pounds	1/19/2017	UBS AG	£157	$200	$(6)
Euros	1/9/2017	Bank of America, N.A.	€262	$283	(7)
Euros	1/9/2017	Citibank	€355	$384	(10)
Euros	1/10/2017	HSBC Bank	€710	$767	(19)
Euros	1/12/2017	JPMorgan Chase	€134	$143	(2)
Euros	1/19/2017	Citibank	€645	$693	(14)
Japanese yen	1/20/2017	Citibank	¥31,929	$281	(7)
Japanese yen	1/20/2017	JPMorgan Chase	¥39,248	$345	(9)
Japanese yen	1/20/2017	JPMorgan Chase	¥91,872	$800	(13)
Japanese yen	2/16/2017	HSBC Bank	¥22,250	$194	(3)
Japanese yen	2/17/2017	HSBC Bank	¥23,305	$203	(3)
Japanese yen	2/24/2017	HSBC Bank	¥36,272	$309	3
Norwegian kroner	1/13/2017	Bank of America, N.A.	NKr2,828	$335	(7)
Norwegian kroner	1/24/2017	Barclays Bank PLC	NKr2,443	$282	1
Swedish kronor	1/24/2017	Barclays Bank PLC	SKr1,625	$174	5
American Funds Insurance Series — Global Balanced Fund — Page 94 of 173

	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 12/31/2016 (000)
			Receive (000)	Deliver (000)
Swedish kronor	2/9/2017	Bank of America, N.A.	SKr1,270	$139	$1
Swedish kronor	2/17/2017	UBS AG	SKr1,613	$176	1
					$(89)
Sales:
Australian dollars	1/11/2017	Bank of America, N.A.	$369	A$500	$9
Australian dollars	1/25/2017	UBS AG	¥21,402	A$250	3
Australian dollars	1/25/2017	UBS AG	$182	A$250	2
British pounds	1/11/2017	Barclays Bank PLC	$2,122	£1,700	26
British pounds	1/12/2017	HSBC Bank	¥81,162	£565	(1)
Canadian dollars	1/23/2017	Bank of America, N.A.	€359	C$500	6
Canadian dollars	1/23/2017	Bank of America, N.A.	$375	C$500	2
Colombian pesos	1/11/2017	Citibank	$189	COP584,090	(5)
Colombian pesos	1/11/2017	JPMorgan Chase	$192	COP594,700	(6)
Euros	1/6/2017	JPMorgan Chase	$740	€700	3
Euros	1/9/2017	Citibank	SKr3,437	€350	9
Euros	1/13/2017	HSBC Bank	NKr1,123	€125	(1)
Euros	1/19/2017	Citibank	£296	€350	(4)
Euros	1/25/2017	HSBC Bank	$426	€400	4
Euros	1/26/2017	Citibank	SKr2,934	€300	6
Indian rupees	1/11/2017	JPMorgan Chase	$347	INR23,900	(5)
Israeli shekels	1/23/2017	Citibank	$338	ILS1,300	—[8]
Japanese yen	1/6/2017	JPMorgan Chase	$1,203	¥125,000	132
Japanese yen	2/6/2017	Bank of New York Mellon	$247	¥28,000	7
Malaysian ringgits	1/13/2017	JPMorgan Chase	$362	MYR1,600	5
Polish zloty	1/10/2017	JPMorgan Chase	$552	PLN2,307	1
South African rand	1/12/2017	JPMorgan Chase	$91	ZAR1,300	(3)
					$190
Forward currency contracts — net					$101

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $64,919,000, which represented 25.77% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $16,725,000, which represented 6.64% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Purchased on a TBA basis.
[7]	Coupon rate may change periodically.
[8]	Amount less than one thousand.

American Funds Insurance Series — Global Balanced Fund — Page 95 of 173

Key to abbreviations and symbols
A$ = Australian dollars
ADR = American Depositary Receipts
£ = British pounds
CAD/C$ = Canadian dollars
CDI = CREST Depository Interest
CLP = Chilean pesos
COP = Colombian pesos
DKr = Danish kroner
€ = Euros
HUF = Hungarian forints
ILS = Israeli shekels
INR = Indian rupees
¥ = Japanese yen
KRW = South Korean won
MXN = Mexican pesos
MYR = Malaysian ringgits
NKr = Norwegian kroner
PHP = Philippine pesos
PLN = Polish zloty
SKr = Swedish kronor
TBA = To-be-announced
THB = Thai baht
ZAR = South African rand
American Funds Insurance Series — Global Balanced Fund — Page 96 of 173

Bond Fund
Investment portfolio
December 31, 2016
Bonds, notes & other debt instruments 92.36% U.S. Treasury bonds & notes 33.22% U.S. Treasury 29.60%	Principal amount (000)	Value (000)
U.S. Treasury 0.75% 2018	$183,025	$181,940
U.S. Treasury 1.50% 2018	45,125	45,413
U.S. Treasury 0.75% 2019	1,995	1,964
U.S. Treasury 0.875% 2019	285	282
U.S. Treasury 1.00% 2019	1,489	1,473
U.S. Treasury 1.50% 2019	43,375	43,616
U.S. Treasury 1.625% 2019	134,475	135,420
U.S. Treasury 1.625% 2019	111,250	112,023
U.S. Treasury 1.625% 2019	79,400	79,797
U.S. Treasury 1.125% 2020	45,725	45,137
U.S. Treasury 1.25% 2020[1]	79,950	79,363
U.S. Treasury 1.25% 2020	44,425	44,071
U.S. Treasury 1.375% 2020	25,250	25,092
U.S. Treasury 2.00% 2020	17,000	17,177
U.S. Treasury 8.75% 2020	40,000	49,959
U.S. Treasury 1.125% 2021	158,965	154,694
U.S. Treasury 1.25% 2021	38,200	37,045
U.S. Treasury 1.375% 2021	140,000	137,243
U.S. Treasury 1.375% 2021	23,060	22,695
U.S. Treasury 1.75% 2021	88,400	87,751
U.S. Treasury 2.00% 2021	14,739	14,730
U.S. Treasury 3.625% 2021	7,500	8,052
U.S. Treasury 1.625% 2022	22,776	22,175
U.S. Treasury 2.00% 2022	222,750	221,322
U.S. Treasury 2.125% 2022	150,000	150,539
U.S. Treasury 1.25% 2023	50,000	47,084
U.S. Treasury 1.375% 2023	75,000	71,083
U.S. Treasury 1.50% 2023	100,000	96,133
U.S. Treasury 1.625% 2023	147,500	142,545
U.S. Treasury 1.625% 2023	70,000	67,731
U.S. Treasury 1.75% 2023	34,800	33,904
U.S. Treasury 2.125% 2023	62,000	61,613
U.S. Treasury 2.25% 2023	40,000	40,039
U.S. Treasury 2.00% 2025	47,650	46,172
U.S. Treasury 2.00% 2025	38,295	37,284
U.S. Treasury 2.125% 2025	85,650	83,997
U.S. Treasury 1.50% 2026	160,000	147,194
U.S. Treasury 2.00% 2026	79,092	76,126
U.S. Treasury 6.125% 2027	25,000	33,524
U.S. Treasury 2.875% 2045	413	396
U.S. Treasury 3.00% 2045	198,625	195,372
U.S. Treasury 2.25% 2046	45,022	37,746
U.S. Treasury 2.50% 2046	97,425	86,324
American Funds Insurance Series — Bond Fund — Page 97 of 173

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.50% 2046	$83,275	$73,787
U.S. Treasury 2.875% 2046	131,140	126,267
		3,223,294
U.S. Treasury inflation-protected securities 3.62%
U.S. Treasury Inflation-Protected Security 0.625% 2021[2]	36,464	37,662
U.S. Treasury Inflation-Protected Security 0.125% 2023[2]	3,367	3,347
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	52,009	51,777
U.S. Treasury Inflation-Protected Security 0.125% 2026[2]	110,926	107,370
U.S. Treasury Inflation-Protected Security 2.00% 2026[2]	36,841	41,526
U.S. Treasury Inflation-Protected Security 2.125% 2041[2]	6,921	8,638
U.S. Treasury Inflation-Protected Security 1.00% 2046[2]	143,198	144,112
		394,432
Total U.S. Treasury bonds & notes		3,617,726
Corporate bonds & notes 31.22% Financials 6.20%
ACE INA Holdings Inc. 2.30% 2020	2,105	2,104
ACE INA Holdings Inc. 2.875% 2022	4,065	4,097
ACE INA Holdings Inc. 3.15% 2025	375	374
ACE INA Holdings Inc. 3.35% 2026	2,965	3,003
ACE INA Holdings Inc. 4.35% 2045	2,925	3,091
Allstate Corp. 4.20% 2046	410	419
Ally Financial Inc. 3.75% 2019	5,000	5,034
Ally Financial Inc. 8.00% 2031	7,500	8,719
American Express Co. 6.15% 2017	2,500	2,574
Assicurazioni Generali SPA 7.75% 2042	€3,100	3,895
Assicurazioni Generali SPA 10.125% 2042	3,800	5,216
Australia & New Zealand Banking Group Ltd. 2.55% 2021	$4,500	4,463
AXA SA 8.60% 2030	2,625	3,616
Banco Santander, SA 2.70% 2019	2,500	2,498
Bank of America Corp. 2.625% 2020	30,650	30,671
Bank of America Corp. 3.875% 2025	10,000	10,173
Bank of America Corp. 3.248% 2027	914	873
Bank of America Corp. junior subordinated 6.25% noncumulative (undated)	175	175
Bank of America Corp., Series L, 2.25% 2020	4,500	4,474
Bank of America Corp., Series AA, 6.10% (undated)	369	371
Bank of America Corp., Series DD, 6.30% (undated)	205	215
Bank of New York Mellon Corp. 2.20% 2023	750	715
BB&T Corp. 2.45% 2020	5,200	5,240
Berkshire Hathaway Finance Corp. 1.30% 2019	865	854
BPCE SA group 2.75% 2021	12,525	12,401
BPCE SA group 5.70% 2023[3]	19,680	20,739
BPCE SA group 5.15% 2024[3]	1,000	1,017
Capital One Financial Corp. 1.85% 2019	1,500	1,483
Charles Schwab Corp, Series E, junior subordinated 4.625% 2049	4,750	4,487
CIT Group Inc., Series C, 5.50% 2019[3]	1,750	1,851
Citigroup Inc. 1.70% 2018	13,375	13,348
Citigroup Inc. 2.15% 2018	6,500	6,523
Citigroup Inc. 2.55% 2019	9,989	10,072
Citigroup Inc. 2.021% 2021[4]	960	964
Citigroup Inc. 2.35% 2021	6,575	6,433
Citigroup Inc. 2.90% 2021	14,000	13,965
American Funds Insurance Series — Bond Fund — Page 98 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Citigroup Inc. 3.70% 2026	$7,500	$7,465
Citigroup Inc., Series T, 6.25% (undated)	917	945
Credit Suisse Group AG 3.80% 2023	15,550	15,538
Danske Bank AS 1.65% 2019[3]	18,000	17,735
Danske Bank AS 2.00% 2021[3]	14,200	13,803
Deutsche Bank AG 2.50% 2019	2,900	2,877
Deutsche Bank AG 2.85% 2019	8,700	8,664
Discover Financial Services 10.25% 2019	2,700	3,100
DNB ASA 2.375% 2021[3]	20,300	20,091
Goldman Sachs Group, Inc. 2.00% 2019	4,750	4,732
Goldman Sachs Group, Inc. 2.30% 2019	17,500	17,496
Goldman Sachs Group, Inc. 2.35% 2021	1,000	972
Goldman Sachs Group, Inc. 2.625% 2021	1,500	1,489
Goldman Sachs Group, Inc. 2.875% 2021	23,726	23,839
Goldman Sachs Group, Inc. 5.75% 2022	5,000	5,622
Goldman Sachs Group, Inc. 3.75% 2025	638	640
Goldman Sachs Group, Inc. 3.50% 2026	1,530	1,502
Goldman Sachs Group, Inc. 5.30% (undated)	2,450	2,355
Intercontinentalexchange, Inc. 2.50% 2018	1,295	1,313
Intesa Sanpaolo SpA 3.875% 2019	1,485	1,512
Intesa Sanpaolo SpA 5.017% 2024[3]	7,280	6,731
Intesa Sanpaolo SpA 5.71% 2026[3]	3,000	2,864
iStar Financial Inc. 4.875% 2018	1,650	1,654
JPMorgan Chase & Co. 2.25% 2020	7,080	7,062
JPMorgan Chase & Co. 2.55% 2020	5,000	4,995
JPMorgan Chase & Co. 2.295% 2021	1,100	1,079
JPMorgan Chase & Co. 2.55% 2021	23,500	23,417
JPMorgan Chase & Co. 2.70% 2023	17,325	16,946
Leucadia National Corp. 5.50% 2023	520	551
Lloyds Banking Group PLC 3.10% 2021	1,740	1,762
Lloyds Banking Group PLC 4.582% 2025	1,500	1,508
MetLife Global Funding I 2.30% 2019[3]	675	680
MetLife Global Funding I 2.00% 2020[3]	7,785	7,697
MetLife, Inc. 3.60% 2025	3,590	3,649
MetLife Capital Trust IV, junior subordinated 7.875% 2067[3]	1,505	1,822
MetLife Capital Trust X, junior subordinated 9.25% 2068[3]	300	409
Metropolitan Life Global Funding I, 1.75% 2018[3]	1,455	1,456
Metropolitan Life Global Funding I, 3.45% 2026[3]	910	918
Mitsubishi UFJ Financial Group, Inc. 2.19% 2021	750	729
Mizuho Financial Group, Inc. 2.632% 2021[3]	1,100	1,088
Morgan Stanley 2.125% 2018	7,500	7,531
Morgan Stanley 2.80% 2020	2,500	2,521
Morgan Stanley 2.50% 2021	44,400	43,924
Morgan Stanley 2.625% 2021	8,700	8,597
Morgan Stanley 3.125% 2026	7,270	6,949
Morgan Stanley 3.875% 2026	7,525	7,605
New York Life Global Funding 2.10% 2019[3]	1,000	1,004
New York Life Global Funding 1.95% 2020[3]	145	144
New York Life Global Funding 1.70% 2021[3]	2,750	2,651
NN Group NV, 4.50% 2049	€8,750	9,228
Nordea Bank AB 2.50% 2020[3]	$7,425	7,429
PNC Bank 1.70% 2018	1,000	998
PNC Bank 2.40% 2019	10,507	10,603
PNC Bank 2.30% 2020	9,000	8,994
American Funds Insurance Series — Bond Fund — Page 99 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
PNC Bank 2.60% 2020	$1,700	$1,714
PNC Bank 2.55% 2021	1,000	1,001
PNC Financial Services Group, Inc. 2.854% 2022	6,050	6,003
PNC Funding Corp. 3.30% 2022	9,000	9,250
QBE Insurance Group Ltd. 2.40% 2018[3]	5,710	5,720
Rabobank Nederland 4.625% 2023	10,210	10,746
Rabobank Nederland 4.375% 2025	3,975	4,081
Royal Bank of Canada 1.50% 2018	2,700	2,696
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)[3]	2,450	2,652
Royal Bank of Scotland PLC 4.80% 2026	1,500	1,502
Skandinaviska Enskilda Banken AB 2.625% 2021	23,400	23,418
Standard Chartered PLC 2.10% 2019[3]	500	494
Svenska Handelsbanken AB 1.875% 2021	990	960
Travelers Companies, Inc. 3.75% 2046	400	378
UBS Group AG 2.65% 2022[3]	1,100	1,069
Unum Group 3.00% 2021	520	519
Unum Group 3.875% 2025	870	851
Wells Fargo & Co. 2.55% 2020	5,000	5,005
Wells Fargo & Co. 2.10% 2021	40,200	39,106
Wells Fargo & Co. 3.00% 2026	5,375	5,117
		675,314
Health care 5.93%
Abbott Laboratories 2.35% 2019	9,600	9,613
Abbott Laboratories 2.90% 2021	9,585	9,573
Abbott Laboratories 3.40% 2023	5,120	5,103
Abbott Laboratories 3.75% 2026	18,860	18,758
Abbott Laboratories 4.75% 2036	11,090	11,292
Abbott Laboratories 4.90% 2046	22,180	22,809
AbbVie Inc. 1.80% 2018	5,900	5,906
AbbVie Inc. 2.50% 2020	17,215	17,223
AbbVie Inc. 2.90% 2022	11,365	11,228
AbbVie Inc. 3.20% 2022	11,970	11,980
AbbVie Inc. 2.85% 2023	425	412
AbbVie Inc. 3.60% 2025	4,000	3,964
AbbVie Inc. 3.20% 2026	2,445	2,327
AbbVie Inc. 4.50% 2035	4,810	4,733
AbbVie Inc. 4.30% 2036	240	229
AbbVie Inc. 4.45% 2046	2,525	2,423
Aetna Inc. 1.50% 2017	3,755	3,753
Aetna Inc. 1.70% 2018	3,525	3,522
Aetna Inc. 1.90% 2019	3,945	3,937
Aetna Inc. 2.40% 2021	21,280	21,187
Aetna Inc. 2.80% 2023	2,500	2,463
Aetna Inc. 3.20% 2026	17,760	17,579
Aetna Inc. 4.25% 2036	3,000	3,013
Aetna Inc. 4.375% 2046	3,375	3,396
Allergan PLC 2.35% 2018	7,500	7,545
Allergan PLC 3.00% 2020	8,275	8,392
Allergan PLC 3.45% 2022	12,185	12,370
Allergan PLC 3.80% 2025	25,727	25,769
Allergan PLC 4.55% 2035	9,860	9,774
Allergan PLC 4.75% 2045	3,940	3,876
Amgen Inc. 4.40% 2045	14,245	13,698
American Funds Insurance Series — Bond Fund — Page 100 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
AstraZeneca PLC 3.375% 2025	$4,130	$4,100
Baxalta Inc. 5.25% 2045	100	107
Bayer AG 2.375% 2019[3]	5,155	5,164
Bayer AG 3.375% 2024[3]	4,270	4,248
Becton, Dickinson and Co. 1.80% 2017	3,439	3,447
Becton, Dickinson and Co. 2.675% 2019	2,287	2,321
Becton, Dickinson and Co. 3.734% 2024	903	924
Becton, Dickinson and Co. 4.685% 2044	3,495	3,635
Boston Scientific Corp. 2.85% 2020	470	477
Boston Scientific Corp. 6.00% 2020	3,675	4,039
Boston Scientific Corp. 3.375% 2022	700	712
Boston Scientific Corp. 3.85% 2025	500	501
Cardinal Health, Inc. 1.90% 2017	4,710	4,723
Cardinal Health, Inc. 1.70% 2018	1,400	1,399
Celgene Corp. 5.00% 2045	15,350	15,991
Centene Corp. 5.625% 2021	1,780	1,876
Centene Corp. 4.75% 2022	425	431
Centene Corp. 6.125% 2024	375	396
Centene Corp. 4.75% 2025	575	563
Concordia Healthcare Corp. 9.50% 2022[3]	710	256
DJO Finco Inc. 8.125% 2021[3]	835	729
EMD Finance LLC 2.40% 2020[3]	15,295	15,206
EMD Finance LLC 2.95% 2022[3]	4,200	4,183
EMD Finance LLC 3.25% 2025[3]	25,160	24,607
Endo Finance LLC & Endo Finco Inc. 6.00% 2023[3]	1,545	1,363
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[3]	685	613
Express Scripts Inc. 4.80% 2046	1,000	959
Gilead Sciences, Inc. 1.95% 2022	500	484
Gilead Sciences, Inc. 4.60% 2035	2,910	3,019
Gilead Sciences, Inc. 4.15% 2047	3,670	3,487
HCA Inc. 6.50% 2020	1,550	1,700
HCA Inc. 5.875% 2022	2,000	2,160
HCA Inc. 5.25% 2025	500	523
HCA Inc. 5.25% 2026	700	725
Hologic, Inc. 5.25% 2022[3]	230	243
Humana Inc. 3.85% 2024	7,500	7,681
Humana Inc. 4.95% 2044	8,495	8,946
inVentiv Health, Inc. 7.50% 2024[3]	350	368
inVentiv Health, Inc., Term Loan B, 4.75% 2023[4,5,6]	600	602
Kinetic Concepts, Inc. 9.625% 2021[3]	2,300	2,444
Kinetic Concepts, Inc. 12.50% 2021[3]	2,295	2,415
Laboratory Corporation of America Holdings 3.60% 2025	4,465	4,448
Laboratory Corporation of America Holdings 4.70% 2045	14,360	14,212
Mallinckrodt PLC 5.625% 2023[3]	850	797
MEDNAX, Inc. 5.25% 2023[3]	130	134
Medtronic, Inc. 4.625% 2045	7,915	8,563
Molina Healthcare, Inc. 5.375% 2022	1,165	1,188
Mylan Laboratories Inc. 2.50% 2019[3]	3,500	3,482
Mylan Laboratories Inc. 3.15% 2021[3]	2,090	2,051
Pfizer Inc. 7.20% 2039	100	145
Quintiles Transnational Corp. 4.875% 2023[3]	400	408
Roche Holdings, Inc. 2.875% 2021[3]	6,500	6,610
Roche Holdings, Inc. 1.75% 2022[3]	17,085	16,414
Roche Holdings, Inc. 2.375% 2027[3]	500	468
American Funds Insurance Series — Bond Fund — Page 101 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Shire PLC 1.90% 2019	$25,600	$25,280
Shire PLC 2.40% 2021	21,740	21,004
Shire PLC 2.875% 2023	1,160	1,103
Shire PLC 3.20% 2026	17,350	16,224
Tenet Healthcare Corp. 6.75% 2023	905	799
Tenet Healthcare Corp., First Lien, 6.25% 2018	500	530
Tenet Healthcare Corp., First Lien, 4.75% 2020	10,000	10,100
Tenet Healthcare Corp., First Lien, 6.00% 2020	1,340	1,400
Tenet Healthcare Corp., First Lien, 4.50% 2021	625	625
Teva Pharmaceutical Finance Company BV 1.40% 2018	3,655	3,626
Teva Pharmaceutical Finance Company BV 1.70% 2019	3,730	3,665
Teva Pharmaceutical Finance Company BV 2.20% 2021	4,645	4,445
Teva Pharmaceutical Finance Company BV 2.80% 2023	4,855	4,597
Teva Pharmaceutical Finance Company BV 3.15% 2026	13,175	12,153
Teva Pharmaceutical Finance Company BV 4.10% 2046	3,955	3,396
Thermo Fisher Scientific Inc. 2.40% 2019	4,050	4,081
UnitedHealth Group Inc. 1.40% 2017	3,020	3,025
UnitedHealth Group Inc. 1.90% 2018	6,820	6,851
UnitedHealth Group Inc. 2.70% 2020	6,035	6,124
UnitedHealth Group Inc. 3.35% 2022	4,585	4,722
UnitedHealth Group Inc. 3.75% 2025	5,610	5,806
UnitedHealth Group Inc. 3.10% 2026	1,745	1,721
UnitedHealth Group Inc. 3.45% 2027	1,185	1,204
UnitedHealth Group Inc. 4.625% 2035	3,435	3,746
UnitedHealth Group Inc. 4.20% 2047	250	252
VPI Escrow Corp. 6.75% 2018[3]	3,000	2,858
VPI Escrow Corp. 6.375% 2020[3]	835	721
VRX Escrow Corp. 5.375% 2020[3]	1,735	1,475
VRX Escrow Corp. 5.875% 2023[3]	810	616
VRX Escrow Corp. 6.125% 2025[3]	555	419
WellPoint, Inc. 2.30% 2018	7,440	7,490
WellPoint, Inc. 2.25% 2019	1,250	1,248
Zimmer Holdings, Inc. 3.15% 2022	9,145	9,122
Zimmer Holdings, Inc. 3.55% 2025	1,000	974
		645,936
Energy 4.54%
American Energy (Marcellus), Term Loan A, 8.50% 2021[4,5,6]	1,875	234
American Energy (Marcellus), Term Loan B, 5.25% 2020[4,5,6]	550	305
American Energy (Permian Basin) 7.375% 2021[3]	725	618
Anadarko Petroleum Corp. 4.85% 2021	4,810	5,158
Anadarko Petroleum Corp. 5.55% 2026	1,730	1,937
Anadarko Petroleum Corp. 6.20% 2040	1,000	1,147
Anadarko Petroleum Corp. 6.60% 2046	5,510	6,808
Boardwalk Pipeline Partners, LP 3.375% 2023	2,000	1,905
Boardwalk Pipeline Partners, LP 4.95% 2024	1,290	1,325
Canadian Natural Resources Ltd. 3.80% 2024	280	279
Cenovus Energy Inc. 3.80% 2023	1,120	1,094
Cheniere Energy, Inc. 7.00% 2024[3]	820	892
Cheniere Energy, Inc. 5.875% 2025[3]	1,600	1,638
Chesapeake Energy Corp. 4.13% 2019[4]	500	505
Chesapeake Energy Corp. 8.00% 2022[3]	500	542
Chevron Corp. 2.10% 2021	2,510	2,488
Chevron Corp. 2.355% 2022	5,000	4,905
American Funds Insurance Series — Bond Fund — Page 102 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Chevron Corp. 2.566% 2023	$900	$887
Chevron Corp. 2.954% 2026	600	590
Columbia Pipeline Partners LP 2.45% 2018	6,700	6,734
Columbia Pipeline Partners LP 3.30% 2020	975	993
Columbia Pipeline Partners LP 4.50% 2025	1,215	1,277
Columbia Pipeline Partners LP 5.80% 2045	1,910	2,201
Concho Resources Inc. 5.50% 2023	400	417
Concho Resources Inc. 4.375% 2025	250	251
ConocoPhillips 4.20% 2021	1,095	1,163
ConocoPhillips 4.95% 2026	8,395	9,273
ConocoPhillips 5.95% 2046	625	775
DCP Midstream Operating LP 4.95% 2022	500	515
Devon Energy Corp. 3.25% 2022	2,200	2,186
Devon Energy Corp. 5.85% 2025	2,000	2,273
Devon Energy Corp. 5.00% 2045	2,500	2,460
Diamond Offshore Drilling, Inc. 4.875% 2043	3,375	2,414
Ecopetrol SA 5.875% 2023	1,430	1,517
Ecopetrol SA 5.375% 2026	1,555	1,551
Ecopetrol SA 5.875% 2045	235	204
Enbridge Energy Partners, LP 9.875% 2019	10,500	11,935
Enbridge Energy Partners, LP 4.375% 2020	8,905	9,298
Enbridge Energy Partners, LP 5.20% 2020	5,655	6,023
Enbridge Energy Partners, LP 4.20% 2021	9,025	9,394
Enbridge Energy Partners, LP 5.875% 2025	13,855	15,454
Enbridge Energy Partners, LP 7.375% 2045	24,060	29,893
Enbridge Energy Partners, LP, Series B, 6.50% 2018	7,940	8,357
Enbridge Inc. 4.00% 2023	7,310	7,424
Enbridge Inc. 4.25% 2026	790	809
Enbridge Inc. 4.50% 2044	5,250	4,890
Enbridge Inc. 5.50% 2046	1,675	1,804
Energy Transfer Partners, LP 4.15% 2020	1,000	1,036
Energy Transfer Partners, LP 4.75% 2026	1,150	1,189
Energy Transfer Partners, LP 6.125% 2045	12,405	13,221
EnLink Midstream Partners, LP 2.70% 2019	1,850	1,852
EnLink Midstream Partners, LP 4.40% 2024	365	363
EnLink Midstream Partners, LP 4.15% 2025	280	272
EnLink Midstream Partners, LP 5.05% 2045	1,015	922
Ensco PLC 5.20% 2025	1,810	1,572
Ensco PLC 5.75% 2044	285	208
Enterprise Products Operating LLC 3.70% 2026	2,025	2,033
Enterprise Products Operating LLC 3.95% 2027	1,000	1,025
Enterprise Products Operating LLC 4.85% 2044	2,150	2,175
Enterprise Products Operating LLC 4.90% 2046	1,000	1,029
Exxon Mobil Corp. 1.708% 2019	7,000	7,016
Exxon Mobil Corp. 2.222% 2021	5,360	5,362
Exxon Mobil Corp. 3.043% 2026	4,825	4,817
Exxon Mobil Corp. 4.114% 2046	1,000	1,025
Halliburton Co. 3.80% 2025	5,555	5,646
Halliburton Co. 5.00% 2045	845	918
Husky Energy Inc. 7.25% 2019	3,390	3,855
Kinder Morgan Energy Partners, LP 6.85% 2020	7,650	8,529
Kinder Morgan Energy Partners, LP 6.50% 2037	900	988
Kinder Morgan Energy Partners, LP 5.40% 2044	5,270	5,262
Kinder Morgan Energy Partners, LP 5.50% 2044	925	945
American Funds Insurance Series — Bond Fund — Page 103 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Kinder Morgan Finance Co. 5.05% 2046	$500	$496
Kinder Morgan, Inc. 4.30% 2025	11,130	11,464
Kinder Morgan, Inc. 5.30% 2034	760	772
Kinder Morgan, Inc. 5.55% 2045	8,400	8,851
NGL Energy Partners LP 6.875% 2021	1,000	1,027
NGPL PipeCo LLC 7.119% 2017[3]	3,025	3,169
NGPL PipeCo LLC 9.625% 2019[3]	3,350	3,526
Noble Corp. PLC 5.25% 2018	430	429
Noble Corp. PLC 7.20% 2025	1,995	1,880
Noble Corp. PLC 8.20% 2045	1,760	1,474
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[3,6]	3,575	1,636
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[3,6]	2,402	660
Odebrecht Offshore Drilling Finance Ltd., First Lien, 6.625% 2023[3,6]	192	57
Parsley Energy, Inc. 6.25% 2024[3]	150	159
PDC Energy Inc. 7.75% 2022	1,775	1,899
Petrobras Global Finance Co. 8.375% 2021	385	416
Petrobras Global Finance Co. 4.375% 2023	1,200	1,051
Petrobras Global Finance Co. 6.85% 2115	335	273
Petrobras International Finance Co. 5.375% 2021	4,060	3,981
Petróleos Mexicanos 5.50% 2021	3,100	3,193
Petróleos Mexicanos 6.375% 2021[3]	420	448
Petróleos Mexicanos 5.375% 2022[3]	1,215	1,246
Petróleos Mexicanos 3.50% 2023	1,400	1,289
Petróleos Mexicanos 4.625% 2023[3]	1,100	1,073
Petróleos Mexicanos 6.875% 2026	1,500	1,586
Petróleos Mexicanos 6.875% 2026[3]	580	613
Petróleos Mexicanos 7.47% 2026	MXN295,000	11,745
Petróleos Mexicanos 6.50% 2027[3]	$6,715	6,935
Petróleos Mexicanos 5.50% 2044	480	402
Petróleos Mexicanos 5.625% 2046	330	275
Petróleos Mexicanos 6.75% 2047[3]	3,246	3,075
Phillips 66 Partners LP 3.55% 2026	1,250	1,210
Phillips 66 Partners LP 4.68% 2045	125	116
Phillips 66 Partners LP 4.90% 2046	513	494
Pioneer Natural Resources Co. 3.45% 2021	185	189
Plains All American Pipeline, LP 4.50% 2026	1,250	1,269
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[3,6]	826	793
Range Resources Corp. 4.875% 2025	2,075	2,021
Ras Laffan Liquefied Natural Gas II 5.298% 2020[6]	468	494
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	1,875	1,936
Rice Energy Inc. 6.25% 2022	1,075	1,110
Rice Energy Inc. 7.25% 2023	150	160
Royal Dutch Shell PLC 1.375% 2019	23,000	22,676
Royal Dutch Shell PLC 1.75% 2021	20,245	19,668
Royal Dutch Shell PLC 2.50% 2026	190	178
Royal Dutch Shell PLC 3.75% 2046	15,610	14,370
Sabine Pass Liquefaction, LLC 5.625% 2021	1,100	1,182
Sabine Pass Liquefaction, LLC 5.625% 2023	1,000	1,067
Sabine Pass Liquefaction, LLC 5.625% 2025	1,000	1,074
Sabine Pass Liquefaction, LLC 5.875% 2026[3]	1,000	1,081
Sabine Pass Liquefaction, LLC 5.00% 2027[3]	125	127
Schlumberger BV 3.00% 2020[3]	915	934
Schlumberger BV 3.625% 2022[3]	522	541
Schlumberger BV 4.00% 2025[3]	9,185	9,623
American Funds Insurance Series — Bond Fund — Page 104 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Seven Generations Energy Ltd. 6.75% 2023[3]	$175	$187
Shell International Finance BV 2.875% 2026	1,190	1,150
SM Energy Co. 5.625% 2025	425	412
SM Energy Co. 6.75% 2026	75	78
Southwestern Energy Co. 4.05% 2020	1,000	1,035
Southwestern Energy Co. 6.70% 2025	6,705	6,889
Spectra Energy Partners, LP 2.95% 2018	1,615	1,641
Spectra Energy Partners, LP 3.375% 2026	400	383
Spectra Energy Partners, LP 4.50% 2045	65	62
Sunoco LP 6.25% 2021	775	791
Targa Resources Corp. 4.125% 2019	600	610
Targa Resources Corp. 5.125% 2025[3]	300	299
Targa Resources Partners LP 5.375% 2027[3]	300	299
TC PipeLines, LP 4.375% 2025	1,700	1,715
Tesoro Corp. 4.75% 2023[3]	3,825	3,851
Tesoro Corp. 5.125% 2026[3]	13,875	14,059
Tesoro Logistics LP 6.125% 2021	200	211
Tesoro Logistics LP 6.375% 2024	180	194
Tesoro Logistics LP 5.25% 2025	1,125	1,153
Total Capital Canada Ltd. 2.75% 2023	2,140	2,117
TransCanada PipeLines Ltd., junior subordinated 5.625% 2075	600	608
Transocean Inc. 8.125% 2021	1,410	1,417
Transocean Inc. 5.55% 2022	2,195	1,937
Transocean Inc. 9.00% 2023[3]	5,000	5,150
Valero Energy Partners LP 4.375% 2026	1,515	1,536
Weatherford International PLC 7.75% 2021	300	304
Weatherford International PLC 9.875% 2024[3]	375	401
Western Gas Partners LP 2.60% 2018	280	281
Western Gas Partners LP 3.95% 2025	665	656
Western Gas Partners LP 4.65% 2026	310	321
Western Gas Partners LP 5.45% 2044	1,350	1,393
Williams Partners LP 5.25% 2020	3,000	3,206
Williams Partners LP 3.60% 2022	5,065	5,093
Williams Partners LP 4.50% 2023	500	514
Williams Partners LP 4.30% 2024	9,820	9,920
Williams Partners LP 4.00% 2025	7,750	7,667
Williams Partners LP 5.40% 2044	555	539
Williams Partners LP 4.90% 2045	455	421
Williams Partners LP 5.10% 2045	13,430	12,788
		494,703
Consumer discretionary 3.61%
21st Century Fox America, Inc. 4.95% 2045	1,885	1,941
21st Century Fox America, Inc. 4.75% 2046[3]	1,400	1,407
AMC Entertainment Inc., Term Loan B, 3.51% 2023[4,5,6]	2,000	2,022
American Honda Finance Corp. 1.70% 2021	1,000	965
American Honda Finance Corp. 2.30% 2026	3,175	2,963
Bayerische Motoren Werke AG 1.45% 2019[3]	26,135	25,826
Bayerische Motoren Werke AG 1.85% 2021[3]	18,400	17,762
Bayerische Motoren Werke AG 2.00% 2021[3]	500	491
Bayerische Motoren Werke AG 2.25% 2023[3]	2,000	1,916
Boyd Gaming Corp. 6.875% 2023	2,525	2,724
Cablevision Systems Corp. 5.50% 2027[3]	450	457
CBS Corp. 3.50% 2025	150	149
American Funds Insurance Series — Bond Fund — Page 105 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
CBS Outdoor Americas Inc. 5.625% 2024	$400	$418
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020	6,805	6,943
CCO Holdings LLC and CCO Holdings Capital Corp. 4.464% 2022	4,360	4,557
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	750	791
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2025[3]	2,000	2,065
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 2026[3]	2,175	2,224
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[3]	2,850	2,957
CCO Holdings LLC and CCO Holdings Capital Corp. 6.484% 2045	1,500	1,737
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	700	702
Comcast Corp. 2.35% 2027	2,400	2,218
Cumulus Media Holdings Inc. 7.75% 2019	1,715	711
Cumulus Media Inc., Term Loan B, 4.25% 2020[4,5,6]	1,697	1,117
DaimlerChrysler North America Holding Corp. 1.746% 2018[3,4]	7,500	7,548
DaimlerChrysler North America Holding Corp. 1.50% 2019[3]	1,000	984
DaimlerChrysler North America Holding Corp. 2.20% 2021[3]	1,500	1,465
DaimlerChrysler North America Holding Corp. 2.875% 2021[3]	21,000	21,124
DaimlerChrysler North America Holding Corp. 3.25% 2024[3]	755	751
DaimlerChrysler North America Holding Corp. 3.30% 2025[3]	5,500	5,445
Dollar General Corp. 4.125% 2017	622	631
Dollar General Corp. 1.875% 2018	1,211	1,213
Dollar Tree Inc. 5.75% 2023	1,225	1,303
Duke University 3.299% 2046[6]	135	122
Ford Motor Co. 4.346% 2026	1,000	1,011
Ford Motor Co. 5.291% 2046	2,550	2,588
Ford Motor Credit Co. 2.375% 2019	18,650	18,642
Ford Motor Credit Co. 2.597% 2019	9,410	9,398
Ford Motor Credit Co. 3.157% 2020	2,000	2,015
Ford Motor Credit Co. 3.336% 2021	300	302
Ford Motor Credit Co. 3.219% 2022	7,315	7,234
Ford Motor Credit Co. 3.096% 2023	500	483
Ford Motor Credit Co. 4.134% 2025	20,000	20,066
Gannett Co., Inc. 5.125% 2019	1,130	1,161
Gannett Co., Inc. 4.875% 2021[3]	290	296
General Motors Financial Co. 2.40% 2019	17,990	17,945
General Motors Financial Co. 3.70% 2020	15,895	16,171
General Motors Financial Co. 3.20% 2021	500	496
General Motors Financial Co. 4.20% 2021	1,500	1,544
General Motors Financial Co. 4.375% 2021	1,100	1,141
General Motors Financial Co. 3.70% 2023	2,500	2,461
General Motors Financial Co. 4.00% 2026	445	428
Hilton Worldwide Holdings Inc. 4.25% 2024[3]	3,750	3,656
Home Depot, Inc. 4.40% 2021	7,500	8,130
Home Depot, Inc. 3.35% 2025	3,945	4,046
Home Depot, Inc. 4.25% 2046	195	205
Hyundai Capital America 2.00% 2019[3]	365	362
Hyundai Capital America 2.60% 2020[3]	325	323
Hyundai Capital Services Inc. 1.625% 2019[3]	1,600	1,575
Limited Brands, Inc. 6.625% 2021	1,224	1,380
McDonald’s Corp. 4.70% 2035	5,935	6,289
McDonald’s Corp. 4.875% 2045	8,205	8,806
McGraw-Hill Global Education Holdings, LLC, Term Loan B, 5.00% 2022[4,5,6]	811	813
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023	1,000	1,055
Mediacom LLC and Mediacom Capital Corp. 7.25% 2022	975	1,008
MGM Resorts International 7.75% 2022	2,000	2,305
American Funds Insurance Series — Bond Fund — Page 106 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
NBC Universal Enterprise, Inc. 5.25% 2049[3]	$2,375	$2,500
NBCUniversal Media, LLC 5.15% 2020	10,000	10,933
Needle Merger Sub Corp. 8.125% 2019[3]	1,387	1,383
Neiman Marcus Group LTD Inc. 8.75% 2021[3,7]	1,160	826
Neiman Marcus, Term Loan B, 4.25% 2020[4,5,6]	3,672	3,213
Newell Rubbermaid Inc. 3.85% 2023	2,740	2,843
Newell Rubbermaid Inc. 4.20% 2026	4,465	4,659
Newell Rubbermaid Inc. 5.50% 2046	8,875	10,193
News America Inc. 4.00% 2023	1,100	1,137
NIKE, Inc. 2.375% 2026	1,500	1,415
NIKE, Inc. 3.875% 2045	7,145	7,046
NIKE, Inc. 3.375% 2046	1,200	1,084
Nissan Motor Co., Ltd. 1.55% 2019[3]	10,580	10,420
PETCO Animal Supplies, Inc., Term Loan B-1, 5.00% 2023[4,5,6]	223	225
PETsMART, Inc. 7.125% 2023[3]	1,425	1,457
Playa Resorts Holding BV 8.00% 2020[3]	2,475	2,593
President & Fellows of Harvard College 3.15% 2046	300	269
RCI Banque 3.50% 2018[3]	8,280	8,430
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	300	313
Schaeffler Verwaltungs 4.75% 2026[3,7]	540	522
Seminole Tribe of Florida 7.804% 2020[3,6]	535	535
Tenneco Inc. 5.00% 2026	300	295
Thomson Reuters Corp. 1.30% 2017	285	285
Thomson Reuters Corp. 1.65% 2017	5,445	5,452
Thomson Reuters Corp. 4.30% 2023	240	251
Time Warner Cable Inc. 4.50% 2042	500	454
Time Warner Inc. 3.80% 2027	5,445	5,408
Time Warner Inc. 6.20% 2040	5,450	6,301
Toyota Motor Credit Corp. 2.125% 2019	500	502
Toyota Motor Credit Corp. 2.25% 2023	1,130	1,089
Univision Communications Inc. 5.125% 2025[3]	555	533
Volkswagen Group of America Finance, LLC 1.25% 2017[3]	4,445	4,438
Volkswagen Group of America Finance, LLC 1.65% 2018[3]	3,500	3,482
Volkswagen Group of America Finance, LLC 2.45% 2019[3]	520	519
Volkswagen Group of America Finance, LLC 2.40% 2020[3]	4,555	4,508
Volkswagen International Finance NV 4.00% 2020[3]	4,200	4,368
Walt Disney Co. 5.50% 2019	5,000	5,401
Warner Music Group 5.625% 2022[3]	900	935
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.375% 2022	825	847
Wynn Macau, Ltd. 5.25% 2021[3]	3,100	3,139
YUM! Brands, Inc. 5.00% 2024[3]	670	686
YUM! Brands, Inc. 5.25% 2026[3]	335	341
ZF Friedrichshafen AG 4.50% 2022[3]	1,350	1,397
ZF Friedrichshafen AG 4.75% 2025[3]	1,200	1,225
		392,836
Utilities 3.06%
AES Corp. 8.00% 2020	500	584
AES Corp. 7.375% 2021	1,475	1,650
AES Corp. 6.00% 2026	250	255
American Electric Power Co., Inc. 1.65% 2017	2,870	2,871
American Electric Power Co., Inc. 2.75% 2026	2,510	2,370
Berkshire Hathaway Energy Co. 4.50% 2045	6,095	6,336
Boston Gas Co. 4.487% 2042[3]	470	481
American Funds Insurance Series — Bond Fund — Page 107 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Calpine Corp. 5.375% 2023	$410	$403
Calpine Corp. 7.875% 2023[3]	607	635
Cleveland Electric Illuminating Co. 8.875% 2018	7,475	8,402
CMS Energy Corp. 8.75% 2019	6,984	8,066
CMS Energy Corp. 5.05% 2022	16,788	18,394
CMS Energy Corp. 3.875% 2024	2,595	2,700
CMS Energy Corp. 3.00% 2026	705	679
CMS Energy Corp. 2.95% 2027	1,295	1,230
Comision Federal de Electricidad 4.875% 2024[3]	600	599
Comision Federal de Electricidad 4.75% 2027[3]	700	674
Consumers Energy Co. 3.25% 2046	4,050	3,577
Dominion Resources, Inc. 1.875% 2018[3]	6,450	6,441
Dominion Resources, Inc. 1.60% 2019	1,140	1,123
Dominion Resources, Inc. 2.962% 2019	500	506
Duke Energy Corp. 1.80% 2021	640	617
Duke Energy Corp. 3.75% 2024	4,026	4,153
Duke Energy Corp. 2.65% 2026	5,440	5,080
Duke Energy Corp. 3.75% 2046	1,525	1,376
Duke Energy Florida, LLC 3.40% 2046	6,745	6,015
Dynegy Finance Inc. 6.75% 2019	380	389
Dynegy Finance Inc. 7.375% 2022	825	792
Dynegy Finance Inc. 7.625% 2024	130	121
EDP Finance BV 4.90% 2019[3]	10,000	10,499
Electricité de France SA 2.15% 2019[3]	145	145
Emera Inc. 6.75% 2076	1,150	1,236
Emera US Finance LP 2.15% 2019[3]	1,225	1,223
Emera US Finance LP 2.70% 2021[3]	2,290	2,267
Emera US Finance LP 3.55% 2026[3]	2,795	2,749
Emera US Finance LP 4.75% 2046[3]	500	505
Enel Società per Azioni 8.75% 2073[3]	1,000	1,135
Entergy Corp. 2.40% 2026	2,625	2,449
Entergy Corp. 2.95% 2026	2,874	2,690
Eversource Energy 3.35% 2026	400	396
Exelon Corp. 2.45% 2021	105	104
Exelon Corp. 3.40% 2026	2,220	2,179
FirstEnergy Corp. 7.375% 2031	9,120	11,762
FirstEnergy Corp., Series B, 4.25% 2023	5,055	5,228
Fortis Inc 3.055% 2026[3]	1,500	1,404
Iberdrola Finance Ireland 5.00% 2019[3]	1,825	1,948
MidAmerican Energy Holdings Co. 5.75% 2018	7,740	8,132
MidAmerican Energy Holdings Co. 3.75% 2023	5,890	6,162
Mississippi Power Co. 4.25% 2042	5,350	4,637
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	13,750	15,858
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	5,500	6,114
Niagara Mohawk Power Corp. 3.508% 2024[3]	7,875	8,020
Niagara Mohawk Power Corp. 4.278% 2034[3]	1,000	1,018
NRG Energy, Inc. 7.25% 2026[3]	775	775
NRG Energy, Inc. 6.625% 2027[3]	200	190
NV Energy, Inc 6.25% 2020	2,950	3,346
Pacific Gas and Electric Co. 2.45% 2022	7,500	7,410
Pacific Gas and Electric Co. 3.25% 2023	5,815	5,934
Pacific Gas and Electric Co. 3.40% 2024	850	869
Pacific Gas and Electric Co. 4.75% 2044	336	369
Pacific Gas and Electric Co. 4.30% 2045	834	855
American Funds Insurance Series — Bond Fund — Page 108 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Pacific Gas and Electric Co. 4.00% 2046	$4,000	$3,953
PG&E Corp. 2.40% 2019	3,810	3,826
Progress Energy, Inc. 7.05% 2019	3,180	3,516
Progress Energy, Inc. 7.00% 2031	1,000	1,297
Progress Energy, Inc. 7.75% 2031	1,920	2,644
Public Service Co. of Colorado 5.80% 2018	7,860	8,356
Public Service Co. of Colorado 2.25% 2022	23	23
Public Service Enterprise Group Inc. 2.00% 2021	3,461	3,352
Puget Energy, Inc. 6.50% 2020	5,896	6,648
Puget Energy, Inc. 6.00% 2021	8,286	9,281
Puget Energy, Inc. 5.625% 2022	8,104	8,975
Puget Energy, Inc. 3.65% 2025	3,000	2,958
Sierra Pacific Power Co. 2.60% 2026	980	937
Southern Co. 2.15% 2019	10,675	10,678
Southern Co. 4.40% 2046	1,500	1,487
Southern Co. 5.50% 2057	1,910	1,931
Talen Energy Corp. 4.625% 2019[3]	800	762
Tampa Electric Co. 2.60% 2022	4,550	4,477
Teco Finance, Inc. 5.15% 2020	3,871	4,111
Virginia Electric and Power Co. 1.20% 2018	2,700	2,689
Virginia Electric and Power Co. 2.95% 2022	318	322
Virginia Electric and Power Co. 2.95% 2026	570	554
Virginia Electric and Power Co. 3.15% 2026	1,584	1,573
Virginia Electric and Power Co. 4.45% 2044	8,295	8,726
Xcel Energy Inc. 4.70% 2020	12,750	13,561
Xcel Energy Inc. 2.40% 2021	11,800	11,736
Xcel Energy Inc. 2.60% 2022	485	483
Xcel Energy Inc. 3.30% 2025	5,850	5,855
Xcel Energy Inc. 3.35% 2026	4,685	4,692
		333,530
Consumer staples 2.63%
Altria Group, Inc. 2.85% 2022	5,000	5,007
Altria Group, Inc. 2.625% 2026	685	649
Altria Group, Inc. 4.50% 2043	3,000	3,055
Altria Group, Inc. 5.375% 2044	6,850	7,928
Altria Group, Inc. 3.875% 2046	2,235	2,067
Anheuser-Busch InBev NV 2.65% 2021	5,775	5,807
Anheuser-Busch InBev NV 3.30% 2023	11,570	11,779
Anheuser-Busch InBev NV 3.65% 2026	7,275	7,388
British American Tobacco International Finance PLC 2.75% 2020[3]	5,550	5,579
British American Tobacco International Finance PLC 3.50% 2022[3]	4,020	4,119
British American Tobacco International Finance PLC 3.95% 2025[3]	5,550	5,746
Coca-Cola Co. 2.25% 2026	1,500	1,412
CVS Health Corp. 1.90% 2018	4,550	4,568
CVS Health Corp. 2.80% 2020	4,550	4,620
CVS Health Corp. 2.125% 2021	11,310	11,124
CVS Health Corp. 3.50% 2022	4,550	4,676
Danone SA 2.947% 2026[3]	1,000	953
Imperial Tobacco Finance PLC 2.05% 2018[3]	3,360	3,364
Imperial Tobacco Finance PLC 3.50% 2023[3]	2,835	2,860
Kraft Heinz Co. 3.00% 2026	13,200	12,399
Kraft Heinz Co. 4.375% 2046	3,885	3,663
Kroger Co. 2.00% 2019	4,005	4,015
American Funds Insurance Series — Bond Fund — Page 109 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Kroger Co. 2.60% 2021	$9,500	$9,482
Kroger Co. 3.50% 2026	2,020	2,030
Kroger Co. 5.15% 2043	2,950	3,186
Molson Coors Brewing Co. 1.45% 2019	360	355
Molson Coors Brewing Co. 2.10% 2021	2,680	2,611
Molson Coors Brewing Co. 3.00% 2026	6,205	5,869
Molson Coors Brewing Co. 4.20% 2046	5,240	4,895
Mondelez International, Inc. 1.625% 2019[3]	18,600	18,237
PepsiCo, Inc. 3.45% 2046	1,500	1,367
Pernod Ricard SA 4.45% 2022[3]	17,870	18,963
Philip Morris International Inc. 4.25% 2044	10,840	10,708
Procter & Gamble Co. 2.45% 2026	1,000	958
Reynolds American Inc. 2.30% 2018	1,790	1,802
Reynolds American Inc. 3.25% 2020	4,960	5,084
Reynolds American Inc. 3.25% 2022	2,250	2,243
Reynolds American Inc. 4.00% 2022	4,330	4,530
Reynolds American Inc. 4.85% 2023	6,430	6,986
Reynolds American Inc. 4.45% 2025	15,670	16,552
Reynolds American Inc. 5.70% 2035	1,520	1,748
Reynolds American Inc. 6.15% 2043	3,800	4,593
Reynolds American Inc. 5.85% 2045	13,810	16,383
Walgreens Boots Alliance, Inc. 1.75% 2018	10,900	10,913
Walgreens Boots Alliance, Inc. 2.60% 2021	3,890	3,866
Walgreens Boots Alliance, Inc. 3.10% 2023	7,055	7,011
WM. Wrigley Jr. Co 3.375% 2020[3]	12,905	13,267
		286,417
Telecommunication services 1.74%
Altice Financing SA 6.625% 2023[3]	1,650	1,699
AT&T Inc. 1.40% 2017	3,615	3,608
AT&T Inc. 3.00% 2022	12,375	12,150
AT&T Inc. 4.125% 2026	11,800	11,954
AT&T Inc. 4.80% 2044	1,235	1,169
AT&T Inc. 4.35% 2045	3,030	2,705
AT&T Inc. 4.75% 2046	13,152	12,485
AT&T Inc. 4.50% 2048	330	299
CenturyLink, Inc. 7.50% 2024	1,500	1,579
CenturyLink, Inc., Series T, 5.80% 2022	3,500	3,590
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[3]	1,725	1,781
Deutsche Telekom International Finance BV 1.50% 2019[3]	16,100	15,844
Deutsche Telekom International Finance BV 1.95% 2021[3]	16,100	15,516
Deutsche Telekom International Finance BV 9.25% 2032	5,878	9,078
Digicel Group Ltd. 8.25% 2020[3]	1,800	1,553
France Télécom 9.00% 2031	1,580	2,377
Frontier Communications Corp. 8.875% 2020	300	321
Frontier Communications Corp. 9.25% 2021	2,100	2,213
Frontier Communications Corp. 8.75% 2022	425	423
Frontier Communications Corp. 10.50% 2022	2,100	2,216
Frontier Communications Corp. 11.00% 2025	694	719
Ligado Networks, Term Loan, 9.75% 2020[4,5,6,7]	1,076	1,000
MetroPCS Wireless, Inc. 6.25% 2021	2,750	2,867
MetroPCS Wireless, Inc. 6.625% 2023	3,275	3,480
Numericable Group SA 6.00% 2022[3]	700	721
Numericable Group SA 7.375% 2026[3]	825	846
American Funds Insurance Series — Bond Fund — Page 110 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Orange SA 2.75% 2019	$3,570	$3,618
SoftBank Group Corp. 3.36% 2023[3,6]	24,000	24,050
Sprint Nextel Corp. 7.00% 2020	2,000	2,125
Sprint Nextel Corp. 7.25% 2021	1,925	2,050
Sprint Nextel Corp. 11.50% 2021	925	1,140
Sprint Nextel Corp. 7.875% 2023	1,825	1,953
TELUS Corp. 2.80% 2027	1,500	1,405
Verizon Communications Inc. 1.351% 2017[4]	955	956
Verizon Communications Inc. 2.625% 2026	13,475	12,411
Verizon Communications Inc. 4.272% 2036	10,565	10,128
Verizon Communications Inc. 3.85% 2042	1,000	868
Verizon Communications Inc. 4.125% 2046	2,800	2,539
Verizon Communications Inc. 4.522% 2048	12,565	12,074
Wind Acquisition SA 4.75% 2020[3]	1,850	1,873
		189,383
Real estate 1.53%
Alexandria Real Estate Equities, Inc. 2.75% 2020	2,415	2,410
Alexandria Real Estate Equities, Inc. 3.90% 2023	3,690	3,748
Alexandria Real Estate Equities, Inc. 4.50% 2029	150	150
American Campus Communities, Inc. 3.35% 2020	2,910	2,959
American Campus Communities, Inc. 3.75% 2023	4,650	4,693
American Campus Communities, Inc. 4.125% 2024	5,350	5,488
American Tower Corp. 3.40% 2019	7,525	7,691
Brandywine Operating Partnership, LP 4.95% 2018	4,875	5,040
Corporate Office Properties LP 5.25% 2024	10	10
Corporate Office Properties LP 5.00% 2025	1,480	1,512
DCT Industrial Trust Inc. 4.50% 2023	2,590	2,630
DDR Corp. 4.25% 2026	7,765	7,812
Developers Diversified Realty Corp. 7.50% 2017	7,475	7,578
Developers Diversified Realty Corp. 4.75% 2018	775	797
Developers Diversified Realty Corp. 7.875% 2020	4,380	5,101
EPR Properties 4.50% 2025	585	578
EPR Properties 4.75% 2026	2,190	2,170
Essex Portfolio L.P. 3.25% 2023	335	334
Essex Portfolio L.P. 3.875% 2024	1,000	1,018
Essex Portfolio L.P. 3.375% 2026	1,000	968
Gaming and Leisure Properties, Inc. 4.375% 2021	150	156
Gaming and Leisure Properties, Inc. 5.375% 2026	500	523
Highwoods Properties, Inc. 3.625% 2023	1,000	989
Hospitality Properties Trust 6.70% 2018	6,180	6,337
Hospitality Properties Trust 4.25% 2021	4,750	4,915
Hospitality Properties Trust 5.00% 2022	1,370	1,447
Hospitality Properties Trust 4.50% 2023	3,705	3,695
Hospitality Properties Trust 4.50% 2025	1,305	1,273
Hospitality Properties Trust 5.25% 2026	1,000	1,013
Iron Mountain Inc. 6.00% 2020[3]	1,500	1,586
Kimco Realty Corp. 6.875% 2019	3,500	3,921
Kimco Realty Corp. 3.40% 2022	1,045	1,061
Omega Healthcare Investors, Inc. 4.375% 2023	900	891
Omega Healthcare Investors, Inc. 5.25% 2026	1,000	1,028
Piedmont Operating Partnership LP 4.45% 2024	1,000	997
Prologis, Inc. 3.35% 2021	10,900	11,218
Prologis, Inc. 4.25% 2023	7,410	7,869
American Funds Insurance Series — Bond Fund — Page 111 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Real estate (continued)	Principal amount (000)	Value (000)
Prologis, Inc. 3.75% 2025	$5,320	$5,454
Realogy Corp. 4.50% 2019[3]	500	517
Realogy Corp. 5.25% 2021[3]	925	953
Realogy Corp. 4.875% 2023[3]	400	388
Scentre Group 2.375% 2019[3]	2,465	2,464
Scentre Group 2.375% 2021[3]	1,130	1,111
Scentre Group 3.50% 2025[3]	5,365	5,296
Select Income REIT 4.15% 2022	10,735	10,632
Simon Property Group, LP 3.25% 2026	2,250	2,207
Tanger Factory Outlet Centers, Inc. 3.125% 2026	750	705
Ventas, Inc. 3.125% 2023	1,000	982
Ventas, Inc. 3.25% 2026	1,100	1,044
WEA Finance LLC 2.70% 2019[3]	5,675	5,741
WEA Finance LLC 3.25% 2020[3]	14,375	14,626
WEA Finance LLC 4.75% 2044[3]	600	594
Weingarten Realty Investors 3.85% 2025	1,000	998
Weingarten Realty Investors 3.25% 2026	145	137
Welltower Inc. 4.25% 2026	1,000	1,037
		166,492
Industrials 0.94%
3M Co. 2.25% 2026	750	704
AerCap Holdings NV 2.75% 2017	150	150
AerCap Holdings NV 3.95% 2022	5,800	5,865
Air Lease Corp. 2.125% 2020	2,200	2,168
Air Lease Corp. 3.00% 2023	1,250	1,195
European Aeronautic Defence and Space Company 2.70% 2023[3]	2,220	2,185
Allison Transmission Holdings, Inc. 5.00% 2024[3]	150	152
ARAMARK Corp. 5.125% 2024[3]	1,200	1,240
BNSF Funding Trust I 6.613% 2055	1,680	1,928
Builders Firstsource, Inc. 10.75% 2023[3]	200	230
Builders FirstSource, Inc. 5.625% 2024[3]	550	555
Canadian National Railway Co. 5.55% 2018	5,000	5,255
Canadian Pacific Railway Ltd. 4.80% 2035	165	178
CEVA Group PLC 7.00% 2021[3]	775	628
CEVA Group PLC, Apollo Global Securities LLC LOC, 5.969% 2021[4,5,6]	853	698
CEVA Logistics Canada, ULC, Term Loan, 6.50% 2021[4,5,6]	151	123
CEVA Logistics Holdings BV, Term Loan, 6.50% 2021[4,5,6]	875	716
CEVA Logistics U.S. Holdings Inc., Term Loan B, 6.50% 2021[4,5,6]	1,207	988
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[6]	57	57
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[6]	31	31
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[6]	227	230
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[6]	450	455
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[6]	429	449
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[6]	0	—
Continental Airlines, Inc., Series 2001-1, Class A1, 6.703% 2022[6]	112	120
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022[6]	1,119	1,208
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 2022[6]	567	627
Corporate Risk Holdings LLC 9.50% 2019[3]	1,804	1,863
Corporate Risk Holdings LLC 13.50% 2020[3,7,8]	400	444
DAE Aviation Holdings, Inc. 10.00% 2023[3]	620	656
Deck Chassis Acquisition Inc. 10.00% 2023[3]	1,000	1,035
ERAC USA Finance Co. 4.20% 2046[3]	750	687
FBM Finance, Inc. 8.25% 2021[3]	225	238
American Funds Insurance Series — Bond Fund — Page 112 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Gates Global LLC 6.00% 2022[3]	$1,425	$1,401
Gates Global LLC, Term Loan B, 4.25% 2021[4,5,6]	1	1
General Electric Capital Corp. 2.342% 2020	4,788	4,780
General Electric Capital Corp. 3.10% 2023	1,850	1,875
General Electric Capital Corp. 3.373% 2025	4,815	4,894
General Electric Co. 2.70% 2022	5,000	4,997
HD Supply, Inc. 5.25% 2021[3]	825	873
Honeywell International Inc. 1.85% 2021	1,255	1,226
Honeywell International Inc. 2.50% 2026	1,625	1,541
LMI Aerospace Inc. 7.375% 2019	1,450	1,454
Lockheed Martin Corp. 2.50% 2020	3,155	3,182
Lockheed Martin Corp. 3.10% 2023	1,475	1,492
Lockheed Martin Corp. 3.55% 2026	3,325	3,399
Lockheed Martin Corp. 4.50% 2036	2,155	2,295
Lockheed Martin Corp. 4.70% 2046	6,170	6,725
LSC Communications, Inc. 8.75% 2023[3]	250	252
R.R. Donnelley & Sons Co. 7.875% 2021	1,000	1,035
Republic Services, Inc. 5.00% 2020	5,000	5,398
Roper Technologies, Inc. 2.80% 2021	710	710
Roper Technologies, Inc. 3.80% 2026	2,625	2,647
Siemens AG 2.15% 2020[3]	4,500	4,472
Siemens AG 2.90% 2022[3]	4,500	4,532
Siemens AG 2.35% 2026[3]	1,000	925
TransDigm Inc. 5.50% 2020	2,175	2,231
United Rentals, Inc. 5.875% 2026	400	413
United Rentals, Inc. 5.50% 2027	5,000	4,969
United Technologies Corp. 3.75% 2046	500	476
Watco Companies 6.375% 2023[3]	1,505	1,565
		102,818
Information technology 0.58%
Alphabet Inc. 1.998% 2026	1,000	918
Analog Devices, Inc. 2.50% 2021	6,790	6,729
Analog Devices, Inc. 3.125% 2023	1,450	1,450
Analog Devices, Inc. 3.50% 2026	7,140	7,062
Apple Inc. 1.55% 2021	12,130	11,724
Apple Inc. 3.85% 2046	1,055	1,011
Blackboard Inc. 9.75% 2021[3]	25	26
Blackboard Inc., Term Loan B4, 6.00% 2021[4,5,6]	125	125
Camelot Finance SA 7.875% 2024[3]	585	607
Cisco Systems, Inc. 1.85% 2021	1,690	1,649
First Data Corp. 7.00% 2023[3]	2,900	3,096
First Data Corp. 5.00% 2024[3]	1,000	1,009
Harris Corp. 1.999% 2018	6,400	6,405
Harris Corp. 2.70% 2020	1,400	1,399
Harris Corp. 3.832% 2025	945	960
Harris Corp. 4.854% 2035	5,235	5,508
Harris Corp. 5.054% 2045	440	466
Infor Inc. 5.75% 2020[3]	225	237
JDA Software Group, Inc. 7.375% 2024[3]	100	104
JDA Software Group, Inc., Term Loan B, 4.50% 2023[4,5,6]	225	227
Kronos Inc., Term Loan B, 5.00% 2023[4,5,6]	325	328
Kronos Inc., Term Loan B, 9.25% 2024[4,5,6]	500	516
Microsoft Corp. 3.70% 2046	870	819
American Funds Insurance Series — Bond Fund — Page 113 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
NXP BV and NXP Funding LLC 4.125% 2021[3]	$2,000	$2,070
Oracle Corp. 1.90% 2021	500	489
Oracle Corp. 2.65% 2026	500	475
Oracle Corp. 4.125% 2045	2,525	2,448
Oracle Corp. 4.00% 2046	550	526
Western Digital Corp. 7.375% 2023[3]	175	193
Western Digital Corp. 10.50% 2024[3]	600	711
Xerox Corp. 2.95% 2017	1,670	1,675
Xerox Corp. 3.50% 2020	2,000	2,017
		62,979
Materials 0.46%
Air Liquide SA 1.75% 2021[3]	755	727
Air Liquide SA 2.50% 2026[3]	750	706
ArcelorMittal 7.75% 2041	2,500	2,675
Ball Corp. 4.375% 2020	300	315
BHP Billiton Finance Ltd. 6.25% 2075[3]	5,265	5,721
Chemours Co. 6.625% 2023	950	945
Corporación Nacional del Cobre de Chile 3.00% 2022	4,120	3,997
Corporación Nacional del Cobre de Chile 4.50% 2025	1,250	1,272
Ecolab Inc. 2.70% 2026	320	305
Ecolab Inc. 3.70% 2046	585	533
First Quantum Minerals Ltd. 6.75% 2020[3]	3,417	3,426
First Quantum Minerals Ltd. 7.00% 2021[3]	3,917	3,915
FMG Resources 9.75% 2022[3]	2,465	2,872
Holcim Ltd. 5.15% 2023[3]	1,760	1,909
Novelis Corp. 6.25% 2024[3]	175	186
Novelis Corp. 5.875% 2026[3]	200	202
Owens-Illinois, Inc. 5.875% 2023[3]	710	741
Owens-Illinois, Inc. 6.375% 2025[3]	290	306
Platform Specialty Products Corp. 10.375% 2021[3]	1,145	1,271
Potash Corp. of Saskatchewan Inc. 4.00% 2026	1,500	1,510
Rayonier Advanced Materials Inc. 5.50% 2024[3]	1,360	1,278
Reynolds Group Inc. 5.75% 2020	3,235	3,340
Ryerson Inc. 11.00% 2022[3]	1,392	1,535
Summit Materials, Inc. 6.125% 2023	275	284
Teck Resources Ltd. 8.00% 2021[3]	250	276
Tembec Industries Inc. 9.00% 2019[3]	705	663
Vale Overseas Ltd. 5.875% 2021	3,000	3,150
Vale Overseas Ltd. 6.25% 2026	1,100	1,147
Vale Overseas Ltd. 6.875% 2039	1,150	1,124
Xstrata Canada Financial Corp. 4.95% 2021[3]	2,650	2,839
Zekelman Industries Inc. 9.875% 2023[3]	275	309
		49,479
Total corporate bonds & notes		3,399,887
Mortgage-backed obligations 19.61% Federal agency mortgage-backed obligations 18.00%
Fannie Mae 5.50% 2023[6]	1,007	1,072
Fannie Mae 4.50% 2025[6]	565	601
Fannie Mae 6.00% 2026[6]	384	434
Fannie Mae 5.50% 2027[6]	231	256
Fannie Mae 6.00% 2027[6]	617	698
American Funds Insurance Series — Bond Fund — Page 114 of 173

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.00% 2036[6]	$733	$780
Fannie Mae 2.39% 2037[4,6]	1,177	1,214
Fannie Mae 6.00% 2037[6]	1,487	1,684
Fannie Mae 6.00% 2037[6]	205	223
Fannie Mae 5.50% 2038[6]	3,796	4,240
Fannie Mae 5.50% 2038[6]	519	582
Fannie Mae 4.00% 2040[6]	1,748	1,841
Fannie Mae 5.00% 2040[6]	627	685
Fannie Mae 5.00% 2041[6]	5,061	5,535
Fannie Mae 5.00% 2041[6]	4,817	5,267
Fannie Mae 5.00% 2041[6]	2,743	3,045
Fannie Mae 5.00% 2041[6]	1,967	2,185
Fannie Mae 5.00% 2041[6]	1,498	1,670
Fannie Mae 5.00% 2041[6]	972	1,083
Fannie Mae 4.00% 2043[6]	17,992	18,997
Fannie Mae 4.00% 2043[6]	2,517	2,649
Fannie Mae 3.00% 2046[6]	114,741	114,070
Fannie Mae 3.50% 2046[6]	32,781	33,687
Fannie Mae 3.50% 2046[6]	2,895	2,978
Fannie Mae 4.00% 2046[6]	60,087	63,216
Fannie Mae 4.00% 2046[6]	54,944	57,813
Fannie Mae 4.00% 2046[6]	24,068	25,315
Fannie Mae 4.00% 2046[6]	17,976	19,005
Fannie Mae 4.00% 2046[6]	15,338	16,143
Fannie Mae 4.00% 2046[6]	4,819	5,089
Fannie Mae 4.50% 2046[6]	49,927	53,893
Fannie Mae 4.50% 2046[6]	37,037	39,915
Fannie Mae 4.50% 2046[6]	29,196	31,470
Fannie Mae 3.50% 2047[6,9]	57,650	59,055
Fannie Mae 4.00% 2047[6,9]	71,000	74,612
Fannie Mae 4.50% 2047[6,9]	61,925	66,516
Fannie Mae 4.50% 2047[6,9]	59,075	63,527
Fannie Mae, Series 2001-4, Class GA, 9.349% 2025[4,6]	7	8
Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[6]	36	41
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[6]	23	26
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[6]	42	48
Fannie Mae, Series 2002-W1, Class 2A, 6.181% 2042[4,6]	49	56
Freddie Mac 5.50% 2033[6]	214	242
Freddie Mac 3.00% 2035[6]	58,279	59,058
Freddie Mac 3.50% 2036[6]	44,376	45,978
Freddie Mac 3.50% 2036[6]	3,677	3,810
Freddie Mac 4.00% 2036[6]	976	1,037
Freddie Mac 5.50% 2038[6]	215	240
Freddie Mac 5.50% 2038[6]	163	182
Freddie Mac 5.50% 2039[6]	310	345
Freddie Mac 4.50% 2040[6]	612	657
Freddie Mac 5.50% 2040[6]	1,191	1,325
Freddie Mac 4.50% 2041[6]	751	810
Freddie Mac 5.50% 2041[6]	1,680	1,872
Freddie Mac 3.50% 2045[6]	45,120	46,454
Freddie Mac 3.50% 2046[6]	204,554	209,587
Freddie Mac 3.50% 2046[6]	112,966	115,768
Freddie Mac 3.50% 2046[6]	107,601	110,244
Freddie Mac 3.50% 2046[6]	27,305	27,982
American Funds Insurance Series — Bond Fund — Page 115 of 173

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 3.50% 2046[6]	$8,731	$8,967
Freddie Mac 4.00% 2046[6]	271,051	284,763
Freddie Mac 4.00% 2046[6]	82,334	86,526
Freddie Mac 4.00% 2046[6]	47,770	50,202
Freddie Mac 4.00% 2046[6]	4,761	5,004
Freddie Mac, Series 3061, Class PN, 5.50% 2035[6]	198	223
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[6]	429	378
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[6]	390	340
Freddie Mac, Series 3318, Class JT, 5.50% 2037[6]	536	587
Government National Mortgage Assn. 4.50% 2040[6]	1,581	1,704
Government National Mortgage Assn. 4.50% 2045[6]	30,907	33,022
Government National Mortgage Assn. 4.50% 2045[6]	23,540	25,150
Government National Mortgage Assn. 4.50% 2045[6]	23,253	24,844
Government National Mortgage Assn. 4.50% 2045[6]	21,103	22,546
Government National Mortgage Assn. 4.50% 2045[6]	8,348	8,919
		1,959,990
Commercial mortgage-backed securities 1.13%
Banc of America Commercial Mortgage Inc., Series 2006-3, Class A4, 5.889% 2044[4,6]	43	43
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A4, 5.548% 2049[4,6]	1,024	1,030
Banc of America Commercial Mortgage Inc., Series 2007-4, Class AM, 5.814% 2051[4,6]	3,020	3,076
Banc of America Commercial Mortgage Inc., Series 2008-1, Class A4, 6.235% 2051[4,6]	2,773	2,845
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A4, 5.694% 2050[4,6]	1,471	1,497
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class AM, 6.084% 2050[4,6]	2,380	2,455
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class AM, 6.136% 2049[4,6]	5,000	5,143
CS First Boston Mortgage Securities Corp., Series 2007-C3, Class A1A1, 5.687% 2039[4,6]	1,004	1,007
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class AM, 5.615% 2049[4,6]	10,650	10,740
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class AM, 5.867% 2049[4,6]	12,610	12,889
Hilton USA Trust, Series 2013-HLF, Class DFX, 4.407% 2030[3,6]	2	2
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.713% 2049[4,6]	16,257	16,356
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A4, 5.716% 2051[6]	4,415	4,515
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A1A, 5.85% 2051[4,6]	2,001	2,024
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[3,6]	669	709
LB Commercial Mortgage Trust, Series 2007-C3, Class A1A, multifamily 5.873% 2044[4,6]	2,662	2,691
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.43% 2040[6]	591	592
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class AM, 5.493% 2040[4,6]	2,200	2,218
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% 2040[4,6]	13,725	14,088
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.159% 2045[4,6]	2,110	2,179
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4, 5.826% 2050[4,6]	1,819	1,834
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A3, 6.852% 2049[4,6]	5,712	5,782
ML-CFC Commercial Mortgage Trust, Series 2007-7, Class A4, 5.733% 2050[4,6]	1,228	1,236
Morgan Stanley Capital I Trust, Series 2007-TA27, Class A1A, 5.643% 2042[4,6]	711	719
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class AM, 5.406% 2044[6]	5,025	5,022
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A4, 5.902% 2049[4,6]	7,054	7,166
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A5, 5.50% 2047[6]	2,700	2,714
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM, 5.591% 2047[4,6]	8,810	8,866
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.707% 2049[4,6]	3,415	3,436
		122,874
Other mortgage-backed securities 0.46%
Freddie Mac, Series K716, Class A2, multifamily 3.13% 2021[6]	6,875	7,151
Freddie Mac, Series K722, Class A1, multifamily 2.183% 2022[6]	20,538	20,507
Freddie Mac, Series K020, Class A2, multifamily 2.373% 2022[6]	4,500	4,498
American Funds Insurance Series — Bond Fund — Page 116 of 173

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Other mortgage-backed securities (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series K718, Class A2, multifamily 2.791% 2022[6]	$9,640	$9,851
Freddie Mac, Series K052, Class A1, multifamily 2.598% 2025[6]	7,652	7,720
		49,727
Collateralized mortgage-backed (privately originated) 0.02%
Connecticut Avenue Securities, Series 2016-C05, Class 2M1, 2.106% 2029[4,6]	928	931
Freddie Mac, Series 2016-DNA3, Class M1, 1.856% 2028[4,6]	1,840	1,845
		2,776
Total mortgage-backed obligations		2,135,367
Bonds & notes of governments & government agencies outside the U.S. 5.60%
Bermuda 4.138% 2023[3]	1,000	1,030
Bermuda 4.854% 2024[3]	6,215	6,490
Chile (Banco Central de) 4.50% 2021	CLP29,820,000	45,744
Export-Import Bank of India 3.375% 2026[3]	$1,500	1,404
Germany (Federal Republic of) 0.10% 2026[2]	€25,095	29,991
Hungary 4.00% 2019	$1,000	1,037
Hungary 7.625% 2041	12,900	18,095
Indonesia (Republic of) 3.70% 2022[3]	7,790	7,827
Japan, Series 19, 0.10% 2024[2]	¥5,323,620	48,397
Japan, Series 20, 0.10% 2025[2]	11,227,500	102,212
Malaysia (Federation of), Series 0315, 3.659% 2020	MYR49,000	10,919
Malaysia (Federation of), Series 0416, 3.62% 2021	42,750	9,508
Manitoba (Province of) 3.05% 2024	$5,050	5,151
Ontario (Province of) 3.20% 2024	9,000	9,246
Peru (Republic of) 4.125% 2027	9,540	9,957
Portuguese Government 3.85% 2021	€20,000	22,756
Qatar (State of) 4.625% 2046[3]	$2,000	2,005
Saudi Arabia (Kingdom of) 2.375% 2021[3]	5,500	5,345
Saudi Arabia (Kingdom of) 3.25% 2026[3]	23,500	22,311
Saudi Arabia (Kingdom of) 4.50% 2046[3]	635	610
Slovenia (Republic of) 5.50% 2022	18,585	20,578
Slovenia (Republic of) 5.85% 2023	15,150	17,092
Slovenia (Republic of) 5.85% 2023[3]	3,100	3,497
Slovenia (Republic of) 5.25% 2024	2,570	2,822
Turkey (Republic of) 5.625% 2021	4,500	4,625
United Mexican States 3.60% 2025	12,000	11,598
United Mexican States 6.05% 2040	3,990	4,330
United Mexican States 5.55% 2045	4,030	4,136
United Mexican States 4.00% 2046[2]	MXN139,180	6,939
United Mexican States 4.35% 2047	$5,000	4,300
United Mexican States, Series M, 6.50% 2021	MXN3,132,700	147,501
United Mexican States, Series M, 5.75% 2026	527,500	22,617
		610,070
Asset-backed obligations 1.31%
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43% 2020[6]	$15,895	15,922
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C, 2.87% 2021[6]	175	176
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.89% 2022[6]	800	810
Capital One Multi-asset Execution Trust, Series 2015-A5, Class A5, 1.60% 2021[6]	11,585	11,618
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A2, 5.234% 2023[6]	1,500	1,582
Chase Issuance Trust, Series 2013-A7, Class A, 1.134% 2020[4,6]	9,565	9,597
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2, 1.905% 2020[4,6]	10,870	10,984
American Funds Insurance Series — Bond Fund — Page 117 of 173

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
CPS Auto Receivables Trust, Series 2016-A, Class B, 3.34% 2020[3,6]	$7,100	$7,204
Discover Card Execution Note Trust, Series 2015-A1, Class A1, 1.054% 2020[4,6]	7,980	7,994
Drive Auto Receivables Trust, Series 2015-BA, Class C, 2.76% 2021[3,6]	7,270	7,315
Drive Auto Receivables Trust, Series 2015-CA, Class C, 3.01% 2021[3,6]	4,800	4,842
Drive Auto Receivables Trust, Series 2015-DA, Class C, 3.38% 2021[3,6]	3,500	3,551
Drive Auto Receivables Trust, Series 2016-AA, Class C, 3.91% 2021[3,6]	10,000	10,147
Drivetime Auto Owner Trust, Series 2016-3A, Class C, 3.15% 2022[3,6]	2,650	2,653
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 2027[3,6]	1,485	1,461
Ford Credit Floorplan Master Owner Trust, Series 2016-3, Class B, 1.75% 2021[6]	1,620	1,603
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A1, 1.95% 2021[6]	5,500	5,501
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A2, 1.83% 2019[3,6]	11,000	10,915
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[3,6]	7,974	7,924
Home Equity Mortgage Trust, Series 2006-6, Class 2A-1, 0.956% 2037[4,6]	1,390	142
Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.44% 2021[6]	1,060	1,068
Santander Drive Auto Receivables Trust, Series 2015-3, Class C, 2.74% 2021[6]	1,550	1,566
Santander Drive Auto Receivables Trust, Series 2015-5, Class C, 2.74% 2021[6]	805	812
Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.97% 2021[6]	3,035	3,065
Santander Drive Auto Receivables Trust, Series 2016-1, Class C, 3.09% 2022[6]	7,625	7,729
Social Professional Loan Program LLC, Series 2015-C, Class A2, 2.51% 2033[3,6]	3,761	3,758
TAL Advantage V LLC, Series 2013-1A, Class A, 2.83% 2038[3,6]	1,172	1,115
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 2021[3,6]	975	969
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59% 2025[3,6]	425	424
		142,447
Municipals 0.74%
State of California, Various Purpose G.O. Bonds, 7.50% 2034	2,200	3,101
State of California, Various Purpose G.O. Bonds, 7.35% 2039	3,260	4,627
State of California, Various Purpose G.O. Bonds, 7.60% 2040	10,000	15,089
State of California, Various Purpose G.O. Bonds, 7.625% 2040	2,900	4,271
State of California, Industry Public Facs. Auth., Tax Allocation Rev. Ref. Bonds (Civic - Recreational-Industrial Redev. Project No. 1), Series 2015-A, Assured Guaranty Municipal insured, 2.203% 2018	8,000	8,046
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	15,000	15,369
State of Illinois, G.O. Taxable Build America Bonds, Series 2010-5, 6.20% 2021	375	395
State of Illinois, G.O. Bonds, Pension Funding Series 2013, 5.877% 2019	400	425
State of Illinois, G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.547% 2019	335	351
State of Illinois, G.O. Bonds, Series 2013-B, 3.65% 2020	1,000	989
State of Illinois, G.O. Bonds, Build America Bonds, Series 2010-3, 5.727% 2020	400	419
State of Illinois, G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020	250	261
State of Illinois, G.O. Bonds, Series 2013-B, 4.11% 2022	750	728
State of Illinois, G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	250	261
State of Illinois, G.O. Bonds, Series 2013-B, 4.31% 2023	2,125	2,058
State of Illinois, G.O. Bonds, Pension Funding Series 2003, 4.95% 2023	8,515	8,728
State of Illinois, G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	725	759
State of Illinois, G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 6.15% 2025	750	793
State of Illinois, G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[6]	2,000	1,793
State of New Jersey, Econ. Dev. Auth., School Facs. Construction Rev. Ref. Bonds, Series 2015-YY, 4.447% 2020	2,500	2,526
Territory of Puerto Rico, Sales Tax Fncg. Corp., Sales Tax Rev. Bonds, Series 2007-A, National insured, 0% 2041	36,750	9,251
		80,240
Federal agency bonds & notes 0.66%
CoBank, ACB 1.563% 2022[3,4]	14,990	14,428
Fannie Mae 2.125% 2026	12,410	11,764
Freddie Mac 1.25% 2019	22,000	21,891
American Funds Insurance Series — Bond Fund — Page 118 of 173

Bonds, notes & other debt instruments Federal agency bonds & notes (continued)	Principal amount (000)	Value (000)
Tennessee Valley Authority 5.88% 2036	$3,750	$4,970
Tennessee Valley Authority 5.25% 2039	15,315	19,262
		72,315
Total bonds, notes & other debt instruments (cost: $10,198,466,000)		10,058,052
Common stocks 0.02% Information technology 0.01%	Shares
Corporate Risk Holdings I, Inc.[8,10]	70,193	800
Corporate Risk Holdings Corp.[8,10]	355	—
		800
Consumer discretionary 0.00%
Adelphia Recovery Trust, Series ACC-1[8,10]	2,409,545	4
Miscellaneous 0.01%
Other common stocks in initial period of acquisition		969
Total common stocks (cost: $1,644,000)		1,773
Rights & warrants 0.00% Utilities 0.00%
Vistra Energy Corp.[3,8,9,10]	76,576	111
Total rights & warrants (cost: $123,000)		111
Short-term securities 9.65%	Principal amount (000)
Apple Inc. 0.55% due 1/24/2017[3]	$68,200	68,177
Bank of Montreal 1.01% due 1/18/2017	35,000	35,005
Bank of Nova Scotia 1.02% due 1/17/2017[3]	35,000	34,990
BNP Paribas, New York Branch 1.21%–1.24% due 2/24/2017–4/5/2017	50,000	49,900
BPCE 1.14%–1.22% due 2/22/2017–4/6/2017[3]	50,000	49,903
Chevron Corp. 0.54% due 1/13/2017[3]	64,000	63,986
Danske Corp. 1.23% due 4/25/2017[3]	50,000	49,778
Federal Home Loan Bank 0.36%–0.56% due 1/9/2017–5/12/2017	359,900	359,589
General Electric Co. 0.60% due 1/3/2017	37,000	36,998
Microsoft Corp. 0.59%–0.76% due 1/4/2017–2/14/2017[3]	112,700	112,681
Sumitomo Mitsui Banking Corp. 1.14% due 1/17/2017[3]	35,000	34,990
Svenska Handelsbanken Inc. 1.08% due 4/24/2017[3]	6,400	6,380
U.S. Treasury Bills 0.40%–0.43% due 1/19/2017–2/9/2017	140,900	140,863
Wells Fargo Bank, N.A. 1.09% due 4/24/2017	7,700	7,702
Total short-term securities (cost: $1,050,880,000)		1,050,942
Total investment securities 102.03% (cost: $11,251,113,000)		11,110,878
Other assets less liabilities (2.03)%		(221,361)
Net assets 100.00%		$10,889,517
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
American Funds Insurance Series — Bond Fund — Page 119 of 173

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $317,550,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 12/31/2016 (000)
			Receive (000)	Deliver (000)
Sales:
Australian dollars	1/20/2017	HSBC Bank	$48,171	A$64,500	$1,651
Chilean pesos	1/20/2017	Citibank	$45,462	CLP30,275,750	333
Euros	1/13/2017	Citibank	$17,475	€16,750	(172)
Japanese yen	1/19/2017	UBS AG	$30,269	¥3,430,000	884
Japanese yen	1/24/2017	Bank of America, N.A.	$12,292	¥1,445,000	(91)
Japanese yen	1/26/2017	JPMorgan Chase	$41,920	¥4,925,000	(288)
Japanese yen	1/26/2017	HSBC Bank	$62,069	¥7,300,000	(494)
Mexican pesos	1/23/2017	Barclays Bank PLC	$12,214	MXN252,000	104
					$1,927
Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $2,481,366,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)
Pay	LCH	3-month USD-LIBOR	0.765%	10/27/2017	$27,500	$81
Receive	LCH	3-month USD-LIBOR	1.669	10/28/2019	112,000	77
Receive	LCH	3-month USD-LIBOR	1.6915	6/3/2020	1,600	(3)
Receive	LCH	3-month USD-LIBOR	1.628	8/24/2020	7,000	(41)
Receive	LCH	3-month USD-LIBOR	1.7345	12/31/2020	120,000	(508)
Receive	LCH	3-month USD-LIBOR	1.2415	3/4/2021	237,000	(5,987)
Receive	LCH	3-month USD-LIBOR	1.157	5/12/2021	5,000	(155)
Receive	LCH	3-month USD-LIBOR	1.8855	12/15/2021	49,800	(187)
Receive	LCH	3-month USD-LIBOR	1.885	12/15/2021	250,200	(948)
Pay	LCH	3-month USD-LIBOR	2.1305	7/17/2022	100,000	(545)
Receive	LCH	3-month USD-LIBOR	1.9375	12/18/2022	150,000	(1,141)
Pay	LCH	3-month USD-LIBOR	2.701	6/9/2024	60,000	(2,147)
Pay	LCH	3-month USD-LIBOR	2.6815	9/24/2024	1,600	(55)
Pay	LCH	3-month USD-LIBOR	2.54	10/3/2024	400	(10)
Pay	LCH	6-month EURIBOR	0.9852	10/17/2024	€25,000	(1,194)
Pay	LCH	3-month USD-LIBOR	2.342	10/21/2024	$290	(3)
Pay	LCH	3-month USD-LIBOR	2.326	10/22/2024	800	(7)
Pay	LCH	3-month USD-LIBOR	2.372	10/24/2024	1,150	(13)
Pay	LCH	3-month USD-LIBOR	2.438	11/19/2024	2,750	(44)
Pay	LCH	3-month USD-LIBOR	2.4585	11/24/2024	23,000	(405)
Pay	LCH	3-month USD-LIBOR	2.4295	11/25/2024	800	(12)
Pay	LCH	3-month USD-LIBOR	2.353	12/8/2024	700	(7)
Pay	LCH	3-month USD-LIBOR	2.2845	12/12/2024	330	(1)
Pay	LCH	3-month USD-LIBOR	1.8185	1/20/2025	900	28
Pay	LCH	3-month USD-LIBOR	1.9365	1/22/2025	1,500	33
Pay	LCH	3-month USD-LIBOR	2.192	3/18/2025	1,850	7
Pay	LCH	3-month USD-LIBOR	2.0475	3/23/2025	450	7
Pay	LCH	3-month USD-LIBOR	2.3175	5/8/2025	1,500	(8)
American Funds Insurance Series — Bond Fund — Page 120 of 173

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)
Pay	LCH	3-month USD-LIBOR	2.339%	5/13/2025	$375	$(3)
Pay	LCH	3-month USD-LIBOR	2.351	5/15/2025	590	(5)
Pay	LCH	3-month USD-LIBOR	2.287	5/20/2025	500	(1)
Pay	LCH	3-month USD-LIBOR	2.227	5/28/2025	260	—[11]
Pay	LCH	3-month USD-LIBOR	2.2125	5/29/2025	465	1
Pay	LCH	3-month USD-LIBOR	2.451	6/5/2025	650	(10)
Pay	LCH	3-month USD-LIBOR	2.46	6/10/2025	2,536	(41)
Pay	LCH	3-month USD-LIBOR	2.455	6/24/2025	235	(4)
Pay	LCH	3-month USD-LIBOR	2.428	7/2/2025	2,000	(27)
Pay	LCH	3-month USD-LIBOR	2.397	7/13/2025	900	(10)
Pay	LCH	3-month USD-LIBOR	2.535	7/15/2025	800	(18)
Pay	LCH	3-month USD-LIBOR	2.4615	7/22/2025	1,300	(21)
Pay	LCH	3-month USD-LIBOR	2.312	7/29/2025	1,000	(4)
Pay	LCH	3-month USD-LIBOR	2.331	7/30/2025	435	(2)
Pay	LCH	3-month USD-LIBOR	2.228	9/4/2025	12,000	37
Pay	LCH	3-month USD-LIBOR	2.2135	9/4/2025	5,000	21
Pay	LCH	6-month JPY-LIBOR	0.282	2/2/2026	¥5,500,000	(417)
Pay	LCH	3-month USD-LIBOR	1.6705	3/4/2026	$248,000	13,023
Pay	LCH	6-month JPY-LIBOR	0.0875	3/10/2026	¥11,100,000	881
Pay	LCH	3-month USD-LIBOR	1.5925	5/9/2026	$1,000	61
Pay	LCH	3-month USD-LIBOR	1.595	5/12/2026	8,500	517
Pay	LCH	3-month USD-LIBOR	1.592	5/12/2026	4,000	244
Receive	LCH	3-month USD-LIBOR	3.0865	8/18/2034	2,250	184
Receive	LCH	3-month USD-LIBOR	2.913	11/24/2034	10,000	562
Receive	LCH	3-month USD-LIBOR	2.844	6/11/2035	3,250	150
Receive	LCH	3-month USD-LIBOR	2.9535	6/30/2035	2,500	158
Receive	LCH	3-month USD-LIBOR	2.773	7/13/2035	500	18
Receive	LCH	3-month USD-LIBOR	2.589	9/4/2035	3,100	21
Pay	LCH	3-month USD-LIBOR	3.0515	11/14/2044	1,000	(98)
Pay	LCH	3-month USD-LIBOR	2.925	12/3/2044	1,230	(89)
Pay	LCH	3-month USD-LIBOR	2.6695	12/19/2044	200	(4)
Pay	LCH	3-month USD-LIBOR	2.5755	3/5/2045	1,470	2
Receive	LCH	3-month USD-LIBOR	2.377	4/29/2045	1,910	(82)
Pay	LCH	3-month USD-LIBOR	2.757	5/8/2045	1,500	(56)
Pay	LCH	3-month USD-LIBOR	2.52611	11/24/2045	51,200	610
Pay	LCH	3-month USD-LIBOR	2.535	11/24/2045	3,800	38
Pay	LCH	3-month USD-LIBOR	2.6095	1/7/2046	5,500	(33)
Pay	LCH	3-month USD-LIBOR	2.354	1/29/2046	47,000	2,296
Pay	LCH	6-month JPY-LIBOR	0.58295	3/23/2046	¥2,000,000	1,144
Receive	LCH	6-month JPY-LIBOR	0.64355	4/27/2046	2,000,000	(861)
Pay	LCH	3-month USD-LIBOR	2.1155	5/13/2046	$4,000	405
Pay	LCH	U.S. Federal Funds Effective Rate	1.384	7/29/2046	17,000	3,062
						$8,461
American Funds Insurance Series — Bond Fund — Page 121 of 173

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $519,651,000.
Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)
10 Year Ultra U.S. Treasury Note Futures	CME	Long	1,454	March 2017	$194,802	$125
30 Year Ultra U.S. Treasury Bond Futures	CME	Short	462	March 2017	73,965	(71)
10 Year U.S. Treasury Note Futures	CME	Long	250	March 2017	31,192	(122)
2 Year U.S. Treasury Note Futures	CME	Long	4,467	April 2017	968,166	(223)
5 Year U.S. Treasury Note Futures	CME	Long	2,283	April 2017	269,444	(817)
						$(1,108)
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $31,842,000, which represented .29% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,256,376,000, which represented 11.54% of the net assets of the fund.
[4]	Coupon rate may change periodically.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $13,253,000, which represented .12% of the net assets of the fund.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,359,000, which represented .01% of the net assets of the fund.
[9]	Purchased on a TBA basis.
[10]	Security did not produce income during the last 12 months.
[11]	Amount less than one thousand.

Key to abbreviations and symbols
A$ = Australian dollars	G.O. = General Obligation
Auth. = Authority	JPY/¥ = Japanese yen
CLP = Chilean pesos	LCH = LCH.Clearnet
CME = CME Group	LIBOR = London Interbank Offered Rate
Dev. = Development	MXN = Mexican pesos
Econ. = Economic	MYR = Malaysian ringgits
EURIBOR = Euro Interbank Offered Rate	Redev. = Redevelopment
€ = Euros	Ref. = Refunding
Facs. = Facilities	Rev. = Revenue
Fin. = Finance	TBA = To-be-announced
Fncg. = Financing
American Funds Insurance Series — Bond Fund — Page 122 of 173

Global Bond Fund
Investment portfolio
December 31, 2016
Bonds, notes & other debt instruments 94.85% Euros 9.43%	Principal amount (000)	Value (000)
Allianz SE, 4.75% 2049	€3,000	$3,494
Assicurazioni Generali SPA 7.75% 2042	1,100	1,382
Assicurazioni Generali SPA 10.125% 2042	1,300	1,784
Aviva PLC 6.125% 2043	3,000	3,683
Banco Bilbao Vizcaya Argentaria SA 3.50% 2024	3,700	4,066
Barclays Bank PLC 4.00% 2019[1]	1,450	1,699
Barclays Bank PLC 6.00% 2021	1,000	1,223
Barclays Bank PLC 6.625% 2022	1,070	1,383
Belgium (Kingdom of), Series 77, 1.00% 2026	9,600	10,539
BNP Paribas 2.875% 2026	3,425	3,760
BPCE SA group 4.625% 2023	1,200	1,489
CaixaBank, SA 5.00% 2023	2,300	2,555
Canada 3.50% 2020	2,500	2,937
Croatia (Republic of) 3.00% 2025	3,500	3,719
Daimler AG, Series 6, 4.125% 2017	300	316
Deutsche Telekom International Finance BV 7.50% 2033	200	371
French Republic O.A.T. 1.75% 2024	4,100	4,822
Germany (Federal Republic of) 0.10% 2023[2]	1,406	1,624
Germany (Federal Republic of) 6.25% 2030	1,800	3,306
Germany (Federal Republic of) 4.75% 2040	200	390
Germany (Federal Republic of) 2.50% 2046	20,475	30,347
Greece (Hellenic Republic of) 3.00% 2023[3]	150	129
Greece (Hellenic Republic of) 3.00% 2024[3]	150	127
Greece (Hellenic Republic of) 3.00% 2025[3]	150	125
Greece (Hellenic Republic of) 3.00% 2026[3]	150	123
Greece (Hellenic Republic of) 3.00% 2027[3]	150	121
Greece (Hellenic Republic of) 3.00% 2028[3]	150	116
Greece (Hellenic Republic of) 3.00% 2029[3]	150	113
Greece (Hellenic Republic of) 3.00% 2030[3]	150	111
Greece (Hellenic Republic of) 3.00% 2031[3]	150	109
Greece (Hellenic Republic of) 3.00% 2032[3]	150	107
Greece (Hellenic Republic of) 3.00% 2033[3]	150	105
Greece (Hellenic Republic of) 3.00% 2034[3]	150	103
Greece (Hellenic Republic of) 3.00% 2035[3]	150	102
Greece (Hellenic Republic of) 3.00% 2036[3]	150	100
Greece (Hellenic Republic of) 3.00% 2037[3]	150	100
Greece (Hellenic Republic of) 3.00% 2038[3]	150	99
Greece (Hellenic Republic of) 3.00% 2039[3]	150	99
Greece (Hellenic Republic of) 3.00% 2040[3]	150	99
Greece (Hellenic Republic of) 3.00% 2041[3]	150	99
Greece (Hellenic Republic of) 3.00% 2042[3]	150	99
HSBC Holdings PLC 3.375% 2024	1,700	1,876
Hungary 6.00% 2019	1,200	1,417
Hungary 3.875% 2020	1,000	1,176
Imperial Tobacco Finance PLC 5.00% 2019	2,800	3,367
Intesa Sanpaolo SpA 6.625% 2023	3,460	4,322
American Funds Insurance Series — Global Bond Fund — Page 123 of 173

Bonds, notes & other debt instruments Euros (continued)	Principal amount (000)	Value (000)
Ireland (Republic of) 3.90% 2023	€5,250	$6,840
Ireland (Republic of) 3.40% 2024	6,110	7,830
Ireland (Republic of) 5.40% 2025	8,070	11,793
Ireland (Republic of) 1.00% 2026	9,180	9,885
Ireland (Republic of) 2.40% 2030	5,365	6,512
Ireland (Republic of) 2.00% 2045	2,000	2,260
Italy (Republic of) 1.45% 2022	6,675	7,249
Italy (Republic of) 0.95% 2023	8,350	8,746
Italy (Republic of) 4.75% 2023	2,900	3,765
Italy (Republic of) 4.50% 2024	2,500	3,207
Lloyds Banking Group PLC 6.50% 2020	2,290	2,836
Merrill Lynch & Co., Inc. 4.625% 2018	4,625	5,243
NN Group NV, 4.625% 2044	2,335	2,580
NN Group NV, 4.50% 2049	3,470	3,660
Orange SA 5.00% 2049	1,450	1,612
Rabobank Nederland 3.875% 2023	2,950	3,577
Spain (Kingdom of) 3.80% 2024	6,150	7,756
Spain (Kingdom of) 1.30% 2026	14,400	15,071
Svenska Handelsbanken AB 2.656% 2024	2,170	2,394
		212,049
Japanese yen 8.44%
Japan, Series 128, 0.10% 2021	¥875,000	7,557
Japan, Series 326, 0.70% 2022	1,935,000	17,337
Japan, Series 325, 0.80% 2022	1,370,000	12,317
Japan, Series 329, 0.80% 2023	1,145,000	10,352
Japan, Series 18, 0.10% 2024[2]	4,695,040	42,321
Japan, Series 19, 0.10% 2024[2]	2,664,300	24,221
Japan, Series 337, 0.30% 2024	790,000	6,932
Japan, Series 336, 0.50% 2024	800,000	7,129
Japan, Series 20, 0.10% 2025[2]	528,940	4,815
Japan, Series 116, 2.20% 2030	1,735,000	18,747
Japan, Series 145, 1.70% 2033	2,005,000	20,793
Japan, Series 21, 2.30% 2035	720,000	8,130
Japan, Series 42, 1.70% 2044	585,000	6,274
Japan, Series 47, 1.60% 2045	265,000	2,795
		189,720
Polish zloty 5.07%
Poland (Republic of), Series 1017, 5.25% 2017	PLN54,472	13,407
Poland (Republic of), Series 0420, 1.50% 2020	157,850	36,529
Poland (Republic of), Series 1020, 5.25% 2020	21,800	5,696
Poland (Republic of), Series 0421, 2.00% 2021	97,250	22,505
Poland (Republic of), Series 1021, 5.75% 2021	37,280	10,049
Poland (Republic of), Series 0922, 5.75% 2022	46,600	12,646
Poland (Republic of), Series 1023, 4.00% 2023	31,140	7,748
Poland (Republic of), Series 0725, 3.25% 2025	22,500	5,281
		113,861
Hungarian forints 5.00%
Hungary, Series C, 2.00% 2019	HUF6,183,750	21,783
Hungary, Series A, 6.50% 2019	7,290,830	28,317
Hungary, Series B, 3.50% 2020	1,749,200	6,430
Hungary, Series A, 7.50% 2020	8,979,340	37,739
Hungary, Series A, 7.00% 2022	943,820	4,068
American Funds Insurance Series — Global Bond Fund — Page 124 of 173

Bonds, notes & other debt instruments Hungarian forints (continued)	Principal amount (000)	Value (000)
Hungary, Series A, 6.00% 2023	HUF928,200	$3,904
Hungary, Series B, 5.50% 2025	2,501,050	10,207
		112,448
Mexican pesos 4.62%
United Mexican States 4.00% 2019[2]	MXN38,970	1,956
United Mexican States 4.00% 2040[2]	38,971	1,945
United Mexican States, Series M, 5.00% 2017	60,000	2,879
United Mexican States, Series M10, 7.75% 2017	45,000	2,198
United Mexican States, Series M, 8.00% 2020	92,500	4,594
United Mexican States, Series M, 6.50% 2021	1,093,800	51,501
United Mexican States, Series M20, 10.00% 2024	209,500	11,712
United Mexican States, Series M, 5.75% 2026	523,500	22,445
United Mexican States, Series M30, 10.00% 2036	35,000	2,057
United Mexican States, Series M30, 8.50% 2038	27,000	1,387
United Mexican States, Series M, 7.75% 2042	23,000	1,095
		103,769
Malaysian ringgits 2.79%
Malaysia (Federation of), Series 0511, 3.58% 2018	MYR5,486	1,222
Malaysia (Federation of), Series 0203, 4.24% 2018	669	151
Malaysia (Federation of), Series 0515, 3.759% 2019	14,650	3,283
Malaysia (Federation of), Series 0315, 3.659% 2020	108,610	24,202
Malaysia (Federation of), Series 0416, 3.62% 2021	23,000	5,116
Malaysia (Federation of), Series 0314, 4.048% 2021	7,600	1,701
Malaysia (Federation of), Series 0215, 3.795% 2022	6,000	1,317
Malaysia (Federation of), Series 0116, 3.80% 2023	21,100	4,621
Malaysia (Federation of), Series 0115, 3.955% 2025	36,350	7,863
Malaysia (Federation of), Series 0316, 3.90% 2026	19,000	4,123
Malaysia (Federation of), Series 0310, 4.498% 2030	42,250	9,193
		62,792
Danish kroner 2.63%
Nordea Kredit 2.00% 2037[1]	DKr51,252	7,407
Nykredit Realkredit AS, Series 01E, 2.00% 2037[1]	211,859	30,590
Nykredit Realkredit AS, Series 01E, 2.50% 2047[1]	18,237	2,613
Realkredit Danmark AS, Series 22S, 2.00% 2037[1]	128,153	18,418
		59,028
Indian rupees 1.81%
India (Republic of) 7.80% 2021	INR937,820	14,455
India (Republic of) 8.83% 2023	1,284,200	21,052
India (Republic of) 9.20% 2030	299,780	5,206
		40,713
British pounds 1.47%
Aviva PLC, subordinated 6.875% 2058	£470	681
AXA SA, junior subordinated 5.453% 2049	300	379
Electricité de France SA 6.00% 2114	100	171
France Télécom 5.375% 2050	300	532
Lloyds Banking Group PLC 7.625% 2025	655	1,042
RSA Insurance Group PLC 9.375% 2039	1,269	1,827
United Kingdom 1.00% 2017	9,100	11,291
United Kingdom 2.25% 2023	1,550	2,091
United Kingdom 2.75% 2024	1,100	1,536
American Funds Insurance Series — Global Bond Fund — Page 125 of 173

Bonds, notes & other debt instruments British pounds (continued)	Principal amount (000)	Value (000)
United Kingdom 1.50% 2026	£5,350	$6,749
United Kingdom 3.25% 2044	4,200	6,693
		32,992
Brazilian reais 1.18%
Brazil (Federative Republic of) 0% 2017	BRL26,000	7,751
Brazil (Federative Republic of) 0% 2020	84,000	18,831
		26,582
Australian dollars 0.93%
Australia (Commonwealth of), Series 124, 5.75% 2021	A$16,900	14,010
Australia (Commonwealth of), Series 138, 3.25% 2029	8,900	6,603
Queensland Treasury Corp., Series 17, 6.00% 2017	500	371
		20,984
Chilean pesos 0.92%
Chile (Banco Central de) 4.50% 2021	CLP13,540,000	20,770
Canadian dollars 0.63%
Canada 2.25% 2025	C$18,050	14,099
Thai baht 0.53%
Thailand (Kingdom of) 1.875% 2022	THB258,200	7,067
Thailand (Kingdom of) 3.85% 2025	65,000	1,988
Thailand (Kingdom of) 2.125% 2026	110,000	2,930
		11,985
Colombian pesos 0.46%
Colombia (Republic of), Series B, 7.50% 2026	COP22,521,000	7,745
Colombia (Republic of), Series B, 6.00% 2028	8,306,600	2,513
		10,258
South African rand 0.38%
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR59,030	4,123
South Africa (Republic of), Series R-214, 6.50% 2041	86,850	4,506
		8,629
Argentine pesos 0.37%
Argentine Republic 18.20% 2021	ARS53,640	3,463
Argentine Republic 15.50% 2026	80,000	4,887
		8,350
Swedish kronor 0.36%
Sweden (Kingdom of), Series 1054, 3.50% 2022	SKr45,290	5,951
Sweden (Kingdom of), Series 1057, 1.50% 2023	18,000	2,162
		8,113
Norwegian kroner 0.34%
Norway (Kingdom of) 3.75% 2021	NKr58,500	7,547
Israeli shekels 0.31%
Israel (State of) 5.50% 2042	ILS19,300	6,938
American Funds Insurance Series — Global Bond Fund — Page 126 of 173

Bonds, notes & other debt instruments Philippine pesos 0.21%	Principal amount (000)	Value (000)
Philippines (Republic of the) 4.95% 2021	PHP85,000	$1,722
Philippines (Republic of the) 3.90% 2022	155,000	2,961
		4,683
Turkish lira 0.14%
Turkey (Republic of) 10.50% 2020	TRY11,200	3,188
U.S. dollars 46.83%
Abbott Laboratories 2.35% 2019	$550	551
Abbott Laboratories 2.90% 2021	420	419
Abbott Laboratories 3.40% 2023	195	194
Abbott Laboratories 3.75% 2026	725	721
Abbott Laboratories 4.75% 2036	335	341
Abbott Laboratories 4.90% 2046	665	684
AbbVie Inc. 1.80% 2018	600	601
AbbVie Inc. 2.50% 2020	3,155	3,157
AbbVie Inc. 2.90% 2022	1,170	1,156
AbbVie Inc. 3.20% 2022	200	200
AbbVie Inc. 3.60% 2025	3,395	3,364
AbbVie Inc. 4.50% 2035	900	886
ACE INA Holdings Inc. 2.30% 2020	180	180
ACE INA Holdings Inc. 2.875% 2022	365	368
ACE INA Holdings Inc. 3.35% 2026	365	370
ACE INA Holdings Inc. 4.35% 2045	665	703
AES Corp. 5.50% 2025	900	904
AES Corp. 6.00% 2026	225	230
Aetna Inc. 1.70% 2018	320	320
Aetna Inc. 1.90% 2019	360	359
Aetna Inc. 2.40% 2021	110	110
Aetna Inc. 2.80% 2023	605	596
Aetna Inc. 3.20% 2026	3,685	3,647
Aetna Inc. 4.25% 2036	1,835	1,843
Aetna Inc. 4.375% 2046	1,975	1,987
Alexandria Real Estate Equities, Inc. 2.75% 2020	180	180
Allergan PLC 2.35% 2018	1,750	1,760
Allergan PLC 3.00% 2020	2,820	2,860
Allergan PLC 3.45% 2022	850	863
Allergan PLC 3.80% 2025	3,280	3,285
Allergan PLC 4.55% 2035	1,780	1,765
Allergan PLC 4.75% 2045	1,535	1,510
Altria Group, Inc. 2.625% 2020	1,800	1,821
Altria Group, Inc. 4.50% 2043	350	356
American Campus Communities, Inc. 3.75% 2023	1,740	1,756
American Campus Communities, Inc. 4.125% 2024	885	908
American Electric Power Co., Inc. 1.65% 2017	815	815
American Electric Power Co., Inc. 2.75% 2026	1,050	991
American Energy (Marcellus), Term Loan A, 8.50% 2021[1,4,5]	884	111
American Energy (Marcellus), Term Loan B, 5.25% 2020[1,4,5]	1,260	699
American Energy (Permian Basin) 7.125% 2020[6]	1,120	963
American Energy (Permian Basin) 7.375% 2021[6]	215	183
Amgen Inc. 1.85% 2021	420	405
Amgen Inc. 2.25% 2023	4,400	4,141
Amgen Inc. 4.40% 2045	1,605	1,543
Anheuser-Busch InBev NV 3.75% 2022	775	809
American Funds Insurance Series — Global Bond Fund — Page 127 of 173

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Anheuser-Busch InBev NV 3.30% 2023	$1,105	$1,125
Anheuser-Busch InBev NV 4.95% 2042	1,230	1,343
Anheuser-Busch InBev NV 4.90% 2046	440	474
ArcelorMittal 7.75% 2041	1,970	2,108
Argentine Republic 6.875% 2021[6]	3,575	3,816
Argentine Republic 7.50% 2026[6]	8,000	8,420
Argentine Republic 6.625% 2028[6]	2,500	2,457
Argentine Republic 7.625% 2046[6]	7,630	7,649
Associated Materials, LLC 9.00% 2024[6]	2,400	2,412
AT&T Inc. 1.40% 2017	300	299
AT&T Inc. 2.45% 2020	1,365	1,356
AT&T Inc. 2.80% 2021	3,280	3,254
AT&T Inc. 3.00% 2022	2,200	2,160
Autoridad del Canal de Panama 4.95% 2035[1,6]	1,000	1,061
AXA SA 8.60% 2030	220	303
Ball Corp. 4.375% 2020	400	420
Banc of America Commercial Mortgage Inc., Series 2006-3, Class A4, 5.889% 2044[1,5]	7	7
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A4, 5.548% 2049[1,5]	356	358
Banc of America Commercial Mortgage Inc., Series 2007-4, Class AM, 5.814% 2051[1,5]	955	973
Banc of America Commercial Mortgage Inc., Series 2008-1, Class A4, 6.235% 2051[1,5]	450	462
Banco Nacional de Comercio Exterior SNC 3.80% 2026[6]	880	826
Bank of America Corp. 2.625% 2020	1,550	1,551
Bank of America Corp. 3.875% 2025	1,190	1,211
Barclays Bank PLC 3.65% 2025	1,100	1,068
Baxalta Inc. 4.00% 2025	1,580	1,585
Bayer AG 3.375% 2024[6]	840	836
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A4, 5.694% 2050[1,5]	474	482
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class AM, 6.084% 2050[1,5]	690	712
Becton, Dickinson and Co. 2.675% 2019	619	628
Bermuda 4.138% 2023[6]	300	309
Bermuda 4.854% 2024[6]	8,210	8,573
BMC Software, Inc. 8.125% 2021[6]	800	751
BPCE SA group 5.70% 2023[6]	5,295	5,580
Brandywine Operating Partnership, LP 3.95% 2023	190	189
British American Tobacco International Finance PLC 2.75% 2020[6]	530	533
British American Tobacco International Finance PLC 3.50% 2022[6]	385	394
Builders FirstSource, Inc. 5.625% 2024[6]	300	303
Cablevision Systems Corp. 6.75% 2021	1,125	1,212
Calpine Corp. 5.375% 2023	105	103
Canadian Natural Resources Ltd. 5.70% 2017	100	101
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[6]	1,000	1,037
Celgene Corp. 3.875% 2025	1,550	1,573
Centene Corp. 4.75% 2022	1,965	1,994
Centene Corp. 4.75% 2025	375	367
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A2, 5.234% 2023[1]	400	422
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[6]	1,375	1,420
CEVA Group PLC 7.00% 2021[6]	1,175	952
CEVA Group PLC, Apollo Global Securities LLC LOC, 5.969% 2021[1,4,5]	325	266
CEVA Logistics Canada, ULC, Term Loan, 6.50% 2021[1,4,5]	57	47
CEVA Logistics Holdings BV, Term Loan, 6.50% 2021[1,4,5]	333	273
CEVA Logistics U.S. Holdings Inc., Term Loan B, 6.50% 2021[1,4,5]	460	376
CF Industries, Inc. 4.50% 2026[6]	340	334
CF Industries, Inc. 4.95% 2043	1,035	851
Chemours Co. 6.625% 2023	1,530	1,522
Chemours Co. 7.00% 2025	970	960
American Funds Insurance Series — Global Bond Fund — Page 128 of 173

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Chesapeake Energy Corp. 4.13% 2019[5]	$825	$833
Chesapeake Energy Corp. 4.875% 2022	750	683
Chesapeake Energy Corp. 8.00% 2025[6]	325	333
CIT Group Inc. 3.875% 2019	2,675	2,739
Citigroup Commercial Mortgage Trust, Series 2014-CG19, Class A1, 1.199% 2047[1]	143	142
Citigroup Inc. 1.70% 2018	375	374
Citigroup Inc. 2.50% 2018	200	202
Citigroup Inc. 2.55% 2019	2,800	2,823
Citigroup Inc. 2.35% 2021	1,500	1,468
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	2,000	2,006
Cliffs Natural Resources Inc. 8.00% 2020[6]	100	105
Cliffs Natural Resources Inc. 8.25% 2020[6]	1,250	1,375
CMS Energy Corp. 8.75% 2019	258	298
CMS Energy Corp. 5.05% 2022	392	429
CMS Energy Corp. 3.875% 2024	100	104
CMS Energy Corp. 4.70% 2043	412	432
CMS Energy Corp. 4.875% 2044	709	762
Columbia Pipeline Partners LP 2.45% 2018	620	623
Columbia Pipeline Partners LP 3.30% 2020	85	87
Columbia Pipeline Partners LP 4.50% 2025	110	116
Columbia Pipeline Partners LP 5.80% 2045	170	196
Comision Federal de Electricidad 4.75% 2027[6]	675	650
Commercial Mortgage Trust, Series 2014-UBS2, Class A1, 1.298% 2047[1]	851	847
Commercial Mortgage Trust, Series 2007-C9, Class A1A, 5.812% 2049[1,5]	80	81
Communications Sales & Leasing, Inc. 6.00% 2023[6]	650	673
Communications Sales & Leasing, Inc. 8.25% 2023	925	985
Community Health Systems Inc. 5.125% 2021	615	572
Concordia Healthcare Corp., Term Loan B, 5.25% 2021[1,4,5]	105	82
Concordia Healthcare Corp. 9.50% 2022[6]	525	189
Concordia Healthcare Corp. 7.00% 2023[6]	995	318
ConocoPhillips 5.95% 2046	265	329
CONSOL Energy Inc. 5.875% 2022	2,200	2,167
Consumers Energy Co. 3.375% 2023	345	356
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[1]	21	22
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022[1]	31	33
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 2022[1]	71	78
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 2034[1,6]	1,460	1,491
Corporate Risk Holdings LLC 9.50% 2019[6]	1,353	1,397
Corporate Risk Holdings LLC 13.50% 2020[6,7,8]	171	189
Credit Agricole SA 4.375% 2025[6]	1,100	1,082
Croatian Government 6.375% 2021	2,000	2,180
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[1,5]	660	669
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class AM, 5.615% 2049[1,5]	200	202
CVS Health Corp. 1.90% 2018	430	432
CVS Health Corp. 2.80% 2020	430	437
CVS Health Corp. 3.50% 2022	430	442
DAE Aviation Holdings, Inc. 10.00% 2023[6]	340	360
DaimlerChrysler North America Holding Corp. 2.25% 2020[6]	2,000	1,990
DaimlerChrysler North America Holding Corp. 2.00% 2021[6]	2,100	2,039
DaimlerChrysler North America Holding Corp. 2.875% 2021[6]	2,275	2,288
DaVita HealthCare Partners Inc. 5.00% 2025	505	498
DCP Midstream Operating LP 4.95% 2022	640	659
DDR Corp. 3.625% 2025	380	368
Dell Inc. 8.35% 2046[6]	460	567
Deutsche Telekom International Finance BV 9.25% 2032	2,980	4,602
American Funds Insurance Series — Global Bond Fund — Page 129 of 173

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Developers Diversified Realty Corp. 4.75% 2018	$940	$967
Devon Energy Corp. 3.25% 2022	170	169
Diamond Offshore Drilling, Inc. 4.875% 2043	830	594
Digicel Group Ltd. 8.25% 2020[6]	2,000	1,726
Digicel Group Ltd. 7.125% 2022[6]	675	527
Discover Card Execution Note Trust, Series 2015-A1, Class A1, 1.054% 2020[1,5]	4,185	4,192
DISH DBS Corp. 4.25% 2018	725	745
DJO Finance LLC 10.75% 2020	890	752
DJO Finco Inc. 8.125% 2021[6]	1,425	1,243
Dominican Republic 7.50% 2021[1,6]	2,000	2,176
Dominican Republic 5.50% 2025[6]	1,375	1,333
Dominican Republic 8.625% 2027[1,6]	225	255
Duke Energy Corp. 3.75% 2024	550	567
Duke Energy Corp. 2.65% 2026	2,695	2,517
Dynegy Finance Inc. 6.75% 2019	150	153
EchoStar Corp. 6.625% 2026[6]	800	806
Electricité de France SA 6.95% 2039[6]	625	785
EMD Finance LLC 2.40% 2020[6]	1,485	1,476
EMD Finance LLC 2.95% 2022[6]	225	224
EMD Finance LLC 3.25% 2025[6]	2,450	2,396
Enbridge Energy Partners, LP 9.875% 2019	750	852
Enbridge Energy Partners, LP 4.375% 2020	480	501
Enbridge Energy Partners, LP 5.20% 2020	1,535	1,635
Enbridge Energy Partners, LP 5.875% 2025	365	407
Enbridge Energy Partners, LP 7.375% 2045	600	745
Enbridge Energy Partners, LP, Series B, 6.50% 2018	820	863
Enbridge Inc. 4.00% 2023	600	609
Enbridge Inc. 4.25% 2026	230	236
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[6]	340	304
Energy Transfer Partners, LP 5.875% 2024	600	623
Energy Transfer Partners, LP 5.50% 2027	1,100	1,078
Enersis Américas SA 4.00% 2026	860	822
Ensco PLC 5.75% 2044	930	679
Enterprise Products Operating LLC 4.85% 2044	490	496
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.499% 2031[1,5,6]	1,747	1,749
Essex Portfolio L.P. 3.50% 2025	2,115	2,084
Essex Portfolio L.P. 3.375% 2026	885	856
Euramax International, Inc. 12.00% 2020[6]	975	1,058
Exelon Corp. 3.40% 2026	1,465	1,438
Exxon Mobil Corp. 2.222% 2021	570	570
Fannie Mae 3.50% 2042[1]	921	950
Fannie Mae 3.50% 2042[1]	453	467
Fannie Mae 3.50% 2042[1]	325	335
Fannie Mae 4.00% 2047[1,9]	23,200	24,380
Fannie Mae 4.50% 2047[1,9]	12,900	13,872
Fannie Mae 4.50% 2047[1,9]	8,100	8,701
Fannie Mae, Series 2012-M17, Class A2, multifamily 2.184% 2022[1]	2,000	1,953
First Data Corp. 5.375% 2023[6]	375	390
First Data Corp. 5.00% 2024[6]	475	479
First Quantum Minerals Ltd. 6.75% 2020[6]	1,656	1,660
First Quantum Minerals Ltd. 7.00% 2021[6]	3,006	3,005
First Quantum Minerals Ltd. 7.25% 2022[6]	200	198
FMG Resources 9.75% 2022[6]	1,465	1,707
Ford Motor Credit Co. 2.375% 2019	2,550	2,549
American Funds Insurance Series — Global Bond Fund — Page 130 of 173

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Ford Motor Credit Co. 2.597% 2019	$2,020	$2,017
Ford Motor Credit Co. 3.20% 2021	3,170	3,175
France Télécom 9.00% 2031	479	721
Freddie Mac 4.00% 2046[1]	9,632	10,122
Freddie Mac, Series K052, Class A1, multifamily 2.598% 2025[1]	932	940
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[1]	18	16
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[1]	68	58
Freeport-McMoRan Copper & Gold Inc. 3.55% 2022	925	865
Frontier Communications Corp. 10.50% 2022	375	396
Frontier Communications Corp. 11.00% 2025	1,550	1,606
Gardner Denver, Inc. 6.875% 2021[6]	140	140
General Motors Financial Co. 2.40% 2019	1,930	1,925
Genesis Energy, LP 6.75% 2022	625	653
Georgia Gulf Corp. 4.625% 2021	625	642
Gilead Sciences, Inc. 3.65% 2026	450	456
Gogo Inc. 12.50% 2022[6]	1,850	2,012
Goldman Sachs Group, Inc. 2.00% 2019	850	847
Goldman Sachs Group, Inc. 2.55% 2019	1,530	1,542
Goldman Sachs Group, Inc. 2.875% 2021	3,702	3,720
Goldman Sachs Group, Inc. 3.50% 2025	5,970	5,893
Goldman Sachs Group, Inc. 3.75% 2026	580	582
Goldman Sachs Group, Inc. 4.75% 2045	1,805	1,907
Government National Mortgage Assn. 4.50% 2045[1]	4,919	5,256
Government National Mortgage Assn. 4.50% 2045[1]	1,347	1,439
Government National Mortgage Assn. 4.00% 2047[1,9]	7,241	7,686
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A1A, 5.704% 2049[1]	1,709	1,732
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class AM, 5.867% 2049[1,5]	1,510	1,543
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A1A, 5.793% 2045[1,5]	276	279
Halliburton Co. 3.80% 2025	2,220	2,256
Hardwoods Acquisition Inc 7.50% 2021[6]	750	638
Harris Corp. 1.999% 2018	700	701
Harris Corp. 2.70% 2020	155	155
Harris Corp. 3.832% 2025	105	107
HCA Inc. 5.25% 2026	250	259
HDTFS Inc. 5.875% 2020	1,075	1,056
HDTFS Inc. 5.50% 2024[6]	400	352
Healthsouth Corp. 5.75% 2024	275	280
Healthsouth Corp. 5.75% 2025	470	470
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[1,6]	3,873	3,849
Holcim Ltd. 5.15% 2023[6]	1,290	1,399
Hospitality Properties Trust 6.70% 2018	680	697
HSBC Bank PLC 1.50% 2018[6]	200	199
HSBC Holdings PLC 4.00% 2022	305	315
HSBC Holdings PLC 3.90% 2026	4,200	4,228
HSBC Holdings PLC 4.30% 2026	2,180	2,260
Humana Inc. 3.85% 2024	1,000	1,024
Humana Inc. 4.95% 2044	1,000	1,053
Hungary 4.00% 2019	4,100	4,251
Hungary 6.25% 2020	810	888
Hungary 5.375% 2023	460	500
Hungary 5.375% 2024	4,700	5,138
Hungary 7.625% 2041	4,474	6,276
Huntsman International LLC 4.875% 2020	725	755
Husky Energy Inc. 7.25% 2019	250	284
Hyundai Capital Services Inc. 2.625% 2020[6]	500	495
American Funds Insurance Series — Global Bond Fund — Page 131 of 173

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Icahn Enterprises Finance Corp. 3.50% 2017	$1,150	$1,153
iHeartCommunications, Inc. 9.00% 2019	675	554
Immucor, Inc. 11.125% 2019	150	142
Imperial Tobacco Finance PLC 3.50% 2023[6]	2,000	2,018
Indonesia (Republic of) 4.875% 2021	2,600	2,759
Indonesia (Republic of) 3.70% 2022[6]	1,850	1,859
Indonesia (Republic of) 3.75% 2022	4,150	4,176
Indonesia (Republic of) 4.125% 2025	1,200	1,192
Indonesia (Republic of) 4.75% 2026	3,500	3,622
Inmarsat PLC 4.875% 2022[6]	775	758
Inmarsat PLC 6.50% 2024[6]	475	483
Intelsat Jackson Holding Co. 7.25% 2019	1,650	1,394
Intelsat Jackson Holding Co. 7.25% 2020	1,175	916
International Paper Co. 7.30% 2039	600	766
Intesa Sanpaolo SpA 5.017% 2024[6]	1,830	1,692
inVentiv Health, Inc. 9.00% 2018[6]	3,365	3,372
iStar Financial Inc. 4.00% 2017	400	403
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A1A, 5.431% 2047[1,5]	408	408
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A1A, 5.439% 2049[1]	348	349
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A1A, 5.713% 2049[1,5]	1,448	1,458
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.713% 2049[1,5]	1,142	1,149
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A4, 5.716% 2051[1]	1,117	1,142
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A1A, 5.85% 2051[1,5]	467	472
Jordan (Hashemite Kingdom of) 5.75% 2027[6]	1,035	983
JPMorgan Chase & Co. 2.55% 2021	6,039	6,018
JPMorgan Chase & Co. 3.25% 2022	1,000	1,011
JPMorgan Chase & Co. 2.70% 2023	1,950	1,907
Jupiter Resources Inc. 8.50% 2022[6]	600	521
Kimco Realty Corp. 6.875% 2019	1,250	1,401
Kimco Realty Corp. 3.40% 2022	175	178
Kimco Realty Corp. 2.70% 2024	695	665
Kinder Morgan Energy Partners, LP 3.50% 2021	175	178
Kinder Morgan Energy Partners, LP 3.45% 2023	2,250	2,233
Kinder Morgan Energy Partners, LP 3.50% 2023	1,600	1,581
Kinder Morgan Energy Partners, LP 4.15% 2024	1,700	1,731
Kinder Morgan Energy Partners, LP 5.50% 2044	4,225	4,315
Kinder Morgan, Inc. 4.30% 2025	2,460	2,534
Kinder Morgan, Inc. 5.55% 2045	1,850	1,949
Kinetic Concepts, Inc. 9.625% 2021[6]	1,325	1,408
Kinetic Concepts, Inc. 12.50% 2021[6]	2,760	2,905
Korea Housing Finance Corp. 2.50% 2020[1,6]	2,250	2,228
Korea Housing Finance Corp. 2.00% 2021[1,6]	2,525	2,421
Kraft Heinz Co. 4.375% 2046	825	778
Kronos Inc., Term Loan B, 9.25% 2024[1,4,5]	750	774
Laboratory Corporation of America Holdings 3.60% 2025	875	872
Latvia (Republic of) 2.75% 2020	900	914
LB Commercial Mortgage Trust, Series 2007-C3, Class A1A, multifamily 5.873% 2044[1,5]	74	75
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.43% 2040[1]	197	197
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.159% 2045[1,5]	615	635
Ligado Networks, Term Loan, 9.75% 2020[1,4,5,8]	4,392	4,081
Lima Metro Line Finance Ltd. 5.875% 2034[1,6]	2,000	2,120
Limited Brands, Inc. 6.875% 2035	775	794
Lithuania (Republic of) 7.375% 2020	2,475	2,827
Lithuania (Republic of) 6.125% 2021[6]	450	505
Lithuania (Republic of) 6.625% 2022[6]	200	233
American Funds Insurance Series — Global Bond Fund — Page 132 of 173

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Lockheed Martin Corp. 2.50% 2020	$205	$207
Lockheed Martin Corp. 3.10% 2023	170	172
Lockheed Martin Corp. 3.55% 2026	270	276
LSC Communications, Inc. 8.75% 2023[6]	325	327
Mallinckrodt PLC 4.875% 2020[6]	1,135	1,145
McClatchy Co. 9.00% 2022	700	749
McDonald’s Corp. 3.70% 2026	650	662
McDonald’s Corp. 4.70% 2035	280	297
McDonald’s Corp. 4.875% 2045	430	461
Medtronic, Inc. 2.50% 2020	1,455	1,471
Medtronic, Inc. 3.50% 2025	3,500	3,603
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4, 5.826% 2050[1,5]	586	591
MetroPCS Wireless, Inc. 6.25% 2021	1,525	1,590
Microsoft Corp. 2.40% 2026	1,730	1,635
Microsoft Corp. 3.70% 2046	870	819
MidAmerican Energy Co. 4.40% 2044	240	255
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A3, 6.852% 2049[1,5]	240	243
Molina Healthcare, Inc. 5.375% 2022	1,210	1,234
Morgan Stanley 2.125% 2018	775	778
Morgan Stanley 3.125% 2026	1,421	1,358
Morgan Stanley 3.875% 2026	1,580	1,597
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class AM, 5.406% 2044[1]	200	200
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A4, 5.902% 2049[1,5]	45	46
Morocco (Kingdom of) 5.50% 2042	3,100	3,189
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	550	634
Navient Corp. 4.875% 2019	700	726
Navient Corp. 5.50% 2023	70	68
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[6]	200	171
Navios Maritime Holdings Inc. 7.375% 2022[6]	3,400	2,057
Needle Merger Sub Corp. 8.125% 2019[6]	396	395
Neiman Marcus Group LTD Inc. 8.00% 2021[6]	425	318
Newell Rubbermaid Inc. 3.85% 2023	1,620	1,681
Newell Rubbermaid Inc. 4.20% 2026	4,060	4,237
Newell Rubbermaid Inc. 5.50% 2046	495	568
NGL Energy Partners LP 6.875% 2021	1,425	1,464
NGPL PipeCo LLC 7.119% 2017[6]	225	236
NGPL PipeCo LLC 9.625% 2019[6]	2,165	2,279
Niagara Mohawk Power Corp. 3.508% 2024[6]	180	183
Niagara Mohawk Power Corp. 4.278% 2034[6]	300	305
Noble Corp. PLC 7.20% 2025	435	410
Noble Corp. PLC 8.20% 2045	650	544
Novelis Corp. 5.875% 2026[6]	325	329
NRG Energy, Inc. 6.25% 2022	805	811
NRG Energy, Inc. 6.625% 2027[6]	850	807
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[1,6]	1,093	301
Pacific Gas and Electric Co. 3.25% 2023	580	592
Pacific Gas and Electric Co. 3.85% 2023	300	317
Pacific Gas and Electric Co. 2.95% 2026	590	578
Pacific Gas and Electric Co. 3.75% 2042	630	592
Pacific Gas and Electric Co. 4.25% 2046	1,900	1,935
PacifiCorp. 3.35% 2025	1,015	1,030
Pakistan (Islamic Republic of) 5.50% 2021[6]	3,825	3,892
Pakistan (Islamic Republic of) 8.25% 2024	1,980	2,151
Pernod Ricard SA 4.45% 2022[6]	1,885	2,000
Peru (Republic of) 4.125% 2027	1,455	1,519
American Funds Insurance Series — Global Bond Fund — Page 133 of 173

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Peru (Republic of) 5.625% 2050	$280	$318
Petrobras Global Finance Co. 6.85% 2115	2,000	1,630
Petrobras International Finance Co. 5.75% 2020	1,000	1,015
Petróleos Mexicanos 3.50% 2018	3,135	3,171
Petróleos Mexicanos 4.875% 2022	3,420	3,439
Petróleos Mexicanos 5.625% 2046	1,000	834
PG&E Corp. 2.40% 2019	555	557
Philip Morris International Inc. 4.25% 2044	475	469
Phillips 66 Partners LP 4.68% 2045	110	102
Ply Gem Industries, Inc. 6.50% 2022	1,100	1,140
PNC Bank 2.40% 2019	1,225	1,236
PNC Bank 2.30% 2020	865	864
PNC Bank 2.60% 2020	275	277
PNC Funding Corp. 3.30% 2022	1,000	1,028
Progress Energy, Inc. 7.05% 2019	910	1,006
Progress Energy, Inc. 7.75% 2031	550	757
Prologis, Inc. 3.35% 2021	200	206
Prologis, Inc. 4.25% 2023	2,075	2,204
Prologis, Inc. 3.75% 2025	575	589
Public Service Electric and Gas Co., Series E, 5.30% 2018	1,520	1,594
Puget Energy, Inc. 6.50% 2020	335	378
Puget Energy, Inc. 6.00% 2021	1,023	1,146
Puget Energy, Inc. 5.625% 2022	480	532
QGOG Constellation SA 6.25% 2019[6]	2,150	1,430
Qorvo, Inc. 7.00% 2025	725	807
Quintiles Transnational Corp. 4.875% 2023[6]	415	423
R.R. Donnelley & Sons Co. 7.875% 2021	300	311
R.R. Donnelley & Sons Co. 6.50% 2023	1,000	979
Rabobank Nederland 4.625% 2023	2,795	2,942
Rayonier Advanced Materials Inc. 5.50% 2024[6]	420	395
RCI Banque 3.50% 2018[6]	1,500	1,527
Reynolds American Inc. 2.30% 2018	230	232
Reynolds American Inc. 3.25% 2020	640	656
Reynolds American Inc. 4.00% 2022	905	947
Reynolds American Inc. 4.45% 2025	4,325	4,568
Reynolds American Inc. 5.70% 2035	50	58
Reynolds American Inc. 6.15% 2043	825	997
Reynolds American Inc. 5.85% 2045	420	498
Reynolds Group Inc. 5.75% 2020	615	635
Roche Holdings, Inc. 2.875% 2021[6]	1,250	1,271
Roche Holdings, Inc. 3.35% 2024[6]	1,900	1,944
Roche Holdings, Inc. 2.375% 2027[6]	725	678
Rowan Companies Inc. 7.375% 2025	100	102
Royal Dutch Shell PLC 1.375% 2019	2,000	1,972
Royal Dutch Shell PLC 1.75% 2021	1,740	1,690
Ryerson Inc. 11.00% 2022[6]	1,550	1,709
Sabine Pass Liquefaction, LLC 5.625% 2021	1,650	1,774
Sabine Pass Liquefaction, LLC 5.75% 2024	200	216
Sabine Pass Liquefaction, LLC 5.625% 2025	390	419
Sabine Pass Liquefaction, LLC 5.00% 2027[6]	275	278
Saudi Arabia (Kingdom of) 2.375% 2021[6]	900	875
Saudi Arabia (Kingdom of) 3.25% 2026[6]	3,725	3,537
Scentre Group 3.50% 2025[6]	600	592
Schlumberger BV 4.00% 2025[6]	1,460	1,530
Seagate Technology LLC 4.75% 2023	700	694
American Funds Insurance Series — Global Bond Fund — Page 134 of 173

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Shire PLC 1.90% 2019	$2,000	$1,975
Shire PLC 2.40% 2021	4,350	4,203
Shire PLC 2.875% 2023	445	423
Shire PLC 3.20% 2026	405	379
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	2,450	2,508
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[6]	1,625	1,361
Skandinaviska Enskilda Banken AB 2.625% 2021	2,250	2,252
Slovenia (Republic of) 4.75% 2018[6]	1,010	1,048
Slovenia (Republic of) 5.50% 2022	10,840	12,002
Slovenia (Republic of) 5.50% 2022[6]	200	221
Slovenia (Republic of) 5.85% 2023	5,725	6,459
Slovenia (Republic of) 5.25% 2024	1,010	1,109
SM Energy Co. 5.625% 2025	450	437
SoftBank Corp. 4.50% 2020[6]	1,725	1,772
Solera Holdings, Inc. 10.50% 2024[6]	350	396
Sotheby’s Holdings, Inc. 5.25% 2022[6]	455	449
Southwestern Energy Co. 4.10% 2022	1,480	1,406
Starwood Property Trust, Inc. 5.00% 2021[6]	150	152
Statoil ASA 3.70% 2024	1,950	2,041
Statoil ASA 4.25% 2041	1,000	998
Sunoco LP 6.25% 2021	830	848
Sweden (Kingdom of) 1.125% 2019[6]	3,000	2,956
Talen Energy Corp. 4.625% 2019[6]	650	619
Targa Resources Corp. 4.125% 2019	1,150	1,170
Targa Resources Partners LP 6.75% 2024	390	420
Teco Finance, Inc. 5.15% 2020	75	80
Teekay Corp. 8.50% 2020	2,775	2,650
Tenet Healthcare Corp. 4.375% 2021	425	421
Tenet Healthcare Corp., First Lien, 4.75% 2020	175	177
Tenet Healthcare Corp., First Lien, 6.00% 2020	450	470
Tenet Healthcare Corp., First Lien, 4.50% 2021	1,925	1,925
Tennessee Valley Authority 5.88% 2036	500	663
Tennessee Valley Authority 5.25% 2039	1,750	2,201
Tesoro Logistics LP 5.50% 2019	605	643
Tesoro Logistics LP 5.25% 2025	300	308
Teva Pharmaceutical Finance Company BV 1.40% 2018	380	377
Teva Pharmaceutical Finance Company BV 2.20% 2021	270	258
Teva Pharmaceutical Finance Company BV 2.80% 2023	135	128
Teva Pharmaceutical Finance Company BV 3.15% 2026	145	134
Teva Pharmaceutical Finance Company BV 4.10% 2046	140	120
Thermo Fisher Scientific Inc. 2.40% 2019	390	393
Thomson Reuters Corp. 5.65% 2043	670	739
TI Automotive Ltd. 8.75% 2023[6]	720	756
T-Mobile US, Inc. 6.731% 2022	550	576
Total Capital International 2.875% 2022	315	317
TransCanada PipeLines Ltd. 7.625% 2039	250	358
Transocean Inc. 9.00% 2023[6]	275	283
Trilogy International Partners, LLC 13.375% 2019[6]	1,950	2,008
Turkey (Republic of) 6.25% 2022	1,880	1,959
Turkey (Republic of) 6.75% 2040	210	213
U.S. Treasury 0.875% 2017	6,800	6,806
U.S. Treasury 0.75% 2018	3,100	3,078
U.S. Treasury 1.00% 2018	3,000	2,991
U.S. Treasury 1.50% 2018	6,400	6,441
U.S. Treasury 3.50% 2018	7,200	7,398
American Funds Insurance Series — Global Bond Fund — Page 135 of 173

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
U.S. Treasury 1.625% 2019[10]	$26,200	$26,400
U.S. Treasury 1.625% 2019	894	900
U.S. Treasury 1.75% 2019	12,050	12,169
U.S. Treasury 1.25% 2020	5,200	5,162
U.S. Treasury 1.375% 2020	17,900	17,788
U.S. Treasury 1.375% 2020	5,900	5,838
U.S. Treasury 1.50% 2020	7,000	6,979
U.S. Treasury 1.625% 2020	2,500	2,498
U.S. Treasury 1.625% 2020	540	540
U.S. Treasury 1.75% 2020	10,300	10,298
U.S. Treasury 2.125% 2020	4,000	4,065
U.S. Treasury 1.125% 2021	59,160	57,570
U.S. Treasury 1.375% 2021	5,000	4,902
U.S. Treasury 1.75% 2021	6,000	5,956
U.S. Treasury 2.00% 2021	6,950	6,978
U.S. Treasury 2.25% 2024	2,100	2,088
U.S. Treasury 2.50% 2024	7,550	7,666
U.S. Treasury 3.00% 2045	7,050	6,935
U.S. Treasury 2.25% 2046	7,450	6,246
U.S. Treasury 2.875% 2046	29,625	28,524
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	6,922	6,811
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	32,348	32,959
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	11,328	11,154
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	5,606	5,581
U.S. Treasury Inflation-Protected Security 2.375% 2025[2]	1,475	1,694
U.S. Treasury Inflation-Protected Security 0.625% 2026[2]	9,868	9,962
U.S. Treasury Inflation-Protected Security 0.75% 2042[2]	669	635
U.S. Treasury Inflation-Protected Security 0.625% 2043[2]	1,262	1,160
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	6,057	6,627
U.S. Treasury Inflation-Protected Security 0.75% 2045[2]	688	650
U.S. Treasury Inflation-Protected Security 1.00% 2046[2]	32,925	33,135
United Mexican States 4.125% 2026	1,800	1,790
United Mexican States 4.75% 2044	3,200	2,917
United Rentals, Inc. 5.50% 2025	325	333
UnitedHealth Group Inc. 2.70% 2020	520	528
UnitedHealth Group Inc. 3.75% 2025	485	502
State of California, Various Purpose G.O. Bonds, 7.60% 2040	4,210	6,352
State of California, Various Purpose G.O. Bonds, 7.625% 2040	285	420
Verizon Communications Inc. 4.272% 2036	3,222	3,089
Verizon Communications Inc. 4.125% 2046	1,814	1,645
Verizon Communications Inc. 4.522% 2048	1,930	1,855
Virgin Australia Holdings Ltd. 8.50% 2019[6]	325	338
Volkswagen Group of America Finance, LLC 2.45% 2019[6]	545	544
VPI Escrow Corp. 6.75% 2018[6]	60	57
VPI Escrow Corp. 6.375% 2020[6]	3,625	3,132
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342% 2043[1]	24	24
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A5, 5.50% 2047[1]	250	251
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM, 5.591% 2047[1,5]	380	382
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.707% 2049[1,5]	146	147
Walgreens Boots Alliance, Inc. 1.75% 2018	1,200	1,201
Walgreens Boots Alliance, Inc. 2.60% 2021	375	373
Walgreens Boots Alliance, Inc. 3.10% 2023	325	323
WEA Finance LLC 1.75% 2017[6]	655	655
WEA Finance LLC 2.70% 2019[6]	1,500	1,517
WEA Finance LLC 3.25% 2020[6]	2,030	2,065
American Funds Insurance Series — Global Bond Fund — Page 136 of 173

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
WEA Finance LLC 3.75% 2024[6]	$535	$541
Weatherford International PLC 4.50% 2022	910	794
Weatherford International PLC 8.25% 2023	875	892
Weatherford International PLC 9.875% 2024[6]	400	427
Weatherford International PLC 6.50% 2036	400	323
Weatherford International PLC 6.75% 2040	1,080	869
WellPoint, Inc. 2.30% 2018	585	589
Western Digital Corp. 7.375% 2023[6]	425	469
Western Gas Partners LP 4.00% 2022	1,500	1,525
Western Gas Partners LP 3.95% 2025	2,900	2,861
Whiting Petroleum Corp. 6.50% 2018	120	120
Williams Companies, Inc. 3.70% 2023	900	873
Williams Partners LP 4.125% 2020	375	390
Williams Partners LP 5.25% 2020	225	240
Williams Partners LP 4.50% 2023	760	781
Williams Partners LP 4.30% 2024	1,380	1,394
Wind Acquisition SA 4.75% 2020[6]	700	709
Wind Acquisition SA 7.375% 2021[6]	2,225	2,320
Windstream Holdings, Inc. 7.75% 2021	2,025	2,092
WM. Wrigley Jr. Co 3.375% 2020[6]	515	529
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[6]	475	454
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[6]	275	273
Wynn Macau, Ltd. 5.25% 2021[6]	1,150	1,164
ZF Friedrichshafen AG 4.50% 2022[6]	235	243
ZF Friedrichshafen AG 4.75% 2025[6]	435	444
Ziggo Bond Finance BV 5.50% 2027[6]	900	880
Zimmer Holdings, Inc. 3.15% 2022	790	788
		1,052,917
Total bonds, notes & other debt instruments (cost: $2,219,617,000)		2,132,415
Convertible stocks 0.04% U.S. dollars 0.00%	Shares
CEVA Group PLC, Series A-1, 4.022% convertible preferred[5,7,11]	329	115
CEVA Group PLC, Series A-2, 3.022% convertible preferred[5,7,11]	36	9
		124
Miscellaneous 0.04%
Other convertible stocks in initial period of acquisition		816
Total convertible stocks (cost: $1,202,000)		940
Common stocks 0.07% U.S. dollars 0.07%
Warrior Met Coal, LLC, Class B6,7,12	1,825	630
Warrior Met Coal, LLC, Class A6,7,12	606	209
Corporate Risk Holdings I, Inc.[7,12]	25,840	294
Corporate Risk Holdings Corp.[7,12]	131	—
NII Holdings, Inc.[12]	129,368	278
CEVA Group PLC[7,11,12]	431	108
Atrium Corp.[6,7,12]	2	—
Total common stocks (cost: $4,152,000)		1,519
American Funds Insurance Series — Global Bond Fund — Page 137 of 173

Rights & warrants 0.00% Miscellaneous 0.00%	Shares	Value (000)
Other rights & warrants in initial period of acquisition		$—
Total rights & warrants (cost: $0)		—
Short-term securities 6.97%	Principal amount (000)
American Honda Finance Corp. 0.76% due 2/21/2017	$ 30,000	29,973
BMW U.S. Capital LLC 0.83% due 3/17/2017[6]	20,000	19,963
Federal Home Loan Bank 0.50%–0.51% due 2/7/2017–2/13/2017	20,000	19,991
General Electric Co. 0.60% due 1/3/2017	6,750	6,750
Liberty Street Funding Corp. 1.05% due 3/15/2017[6]	20,000	19,963
Microsoft Corp. 0.70% due 2/1/2017[6]	15,000	14,992
Mizuho Bank, Ltd. 0.70% due 1/30/2017–2/2/2017[6]	35,000	34,977
Nestlé Capital Corp. 0.71% due 1/12/2017[6]	10,000	9,998
Total short-term securities (cost: $156,597,000)		156,607
Total investment securities 101.93% (cost: $2,381,568,000)		2,291,481
Other assets less liabilities (1.93)%		(43,297)
Net assets 100.00%		$2,248,184
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $429,247,000.
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 12/31/2016 (000)
			Receive (000)	Deliver (000)
Purchases:
British pounds	1/13/2017	JPMorgan Chase	£5,633	$7,150	$(204)
Euros	1/6/2017	UBS AG	€17,250	$18,848	(680)
Euros	1/10/2017	HSBC Bank	€4,052	$4,375	(107)
Euros	1/12/2017	Barclays Bank PLC	€13,503	$14,386	(161)
Euros	1/19/2017	Bank of America, N.A.	€6,645	$7,145	(141)
Japanese yen	1/6/2017	JPMorgan Chase	¥3,321,365	$29,950	(1,515)
Japanese yen	1/11/2017	Citibank	¥118,559	$1,059	(44)
Japanese yen	1/11/2017	HSBC Bank	¥2,541,140	$22,450	(689)
Japanese yen	1/12/2017	Barclays Bank PLC	¥479,785	$4,204	(95)
Japanese yen	1/20/2017	Citibank	¥351,002	$3,089	(81)
Japanese yen	1/20/2017	JPMorgan Chase	¥392,477	$3,451	(88)
Japanese yen	1/20/2017	JPMorgan Chase	¥1,877,634	$16,350	(263)
Japanese yen	1/26/2017	Bank of America, N.A.	¥2,364,530	$20,600	(335)
Japanese yen	2/6/2017	Citibank	¥392,473	$3,471	(106)
Japanese yen	2/16/2017	HSBC Bank	¥1,310,000	$11,398	(162)
Japanese yen	2/24/2017	HSBC Bank	¥846,335	$7,199	63
Norwegian kroner	1/13/2017	Bank of America, N.A.	NKr48,486	$5,743	(127)
Norwegian kroner	1/24/2017	Barclays Bank PLC	NKr46,831	$5,408	16
Swedish kronor	1/24/2017	Barclays Bank PLC	SKr60,114	$6,418	191
Swedish kronor	2/16/2017	Barclays Bank PLC	SKr30,059	$3,292	17
					$(4,511)
American Funds Insurance Series — Global Bond Fund — Page 138 of 173

	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 12/31/2016 (000)
			Receive (000)	Deliver (000)
Sales:
Australian dollars	1/9/2017	JPMorgan Chase	$4,189	A$5,600	$148
Australian dollars	1/11/2017	Bank of America, N.A.	$7,382	A$10,000	168
Australian dollars	1/25/2017	UBS AG	$14,713	A$20,200	146
Brazilian reais	4/3/2017	Citibank	$511	BRL1,800	(28)
Brazilian reais	4/3/2017	Citibank	$6,912	BRL24,200	(335)
British pounds	1/10/2017	HSBC Bank	€5,606	£4,750	49
Canadian dollars	1/23/2017	JPMorgan Chase	€2,872	C$4,000	48
Canadian dollars	1/23/2017	Bank of America, N.A.	€2,872	C$4,000	47
Canadian dollars	1/23/2017	Bank of America, N.A.	$5,956	C$7,950	33
Chilean pesos	1/20/2017	Citibank	$20,819	CLP13,864,500	153
Colombian pesos	1/11/2017	Citibank	$4,345	COP13,434,070	(120)
Colombian pesos	1/11/2017	JPMorgan Chase	$4,666	COP14,451,550	(136)
Danish kroner	2/6/2017	Citibank	NKr29,852	DKr24,600	(33)
Euros	1/6/2017	JPMorgan Chase	$11,314	€10,700	45
Euros	1/9/2017	Citibank	SKr94,766	€9,650	245
Euros	1/12/2017	HSBC Bank	¥650,453	€5,350	(66)
Euros	1/13/2017	HSBC Bank	NKr14,378	€1,600	(20)
Euros	1/19/2017	JPMorgan Chase	£5,659	€6,700	(82)
Euros	1/19/2017	Bank of America, N.A.	$21,883	€21,050	(301)
Euros	1/20/2017	Citibank	£17,558	€20,900	(375)
Euros	1/23/2017	JPMorgan Chase	£11,534	€13,700	(216)
Hungarian forints	1/10/2017	HSBC Bank	€3,181	HUF1,000,000	(54)
Indian rupees	1/11/2017	JPMorgan Chase	$7,105	INR489,200	(94)
Indian rupees	1/11/2017	UBS AG	$9,004	INR620,000	(120)
Israeli shekels	1/23/2017	Citibank	$6,681	ILS25,700	5
Malaysian ringgits	1/13/2017	UBS AG	$5,963	MYR26,400	81
New Zealand dollars	1/13/2017	Citibank	£5,617	NZ$10,050	(53)
New Zealand dollars	1/24/2017	JPMorgan Chase	$5,024	NZ$7,150	61
Polish zloty	1/10/2017	JPMorgan Chase	$9,534	PLN39,827	19
South African rand	1/12/2017	JPMorgan Chase	$1,990	ZAR28,350	(69)
					$(854)
Forward currency contracts — net					$(5,365)
Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $166,185,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 12/31/2016 (000)
Receive	LCH	3-month USD-LIBOR	1.384%	12/15/2018	$65,000	$(79)
Receive	LCH	6-month NOK-NIBOR	1.36	12/19/2019	NKr250,000	11
Receive	LCH	3-month USD-LIBOR	1.572	9/16/2020	$10,000	(83)
Receive	LCH	3-month USD-LIBOR	1.8855	12/15/2021	23,100	(87)
Receive	LCH	3-month USD-LIBOR	1.885	12/15/2021	115,900	(439)
Pay	LCH	3-month USD-LIBOR	2.468	12/19/2026	10,000	(123)
Pay	LCH	3-month USD-LIBOR	2.52611	11/24/2045	17,400	207
Pay	LCH	3-month USD-LIBOR	2.535	11/24/2045	1,100	11
American Funds Insurance Series — Global Bond Fund — Page 139 of 173

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 12/31/2016 (000)
Pay	LCH	3-month USD-LIBOR	2.556%	11/27/2045	$10,000	$55
Pay	LCH	3-month USD-LIBOR	2.354	1/29/2046	6,000	293
Pay	LCH	3-month USD-LIBOR	2.116	4/15/2046	5,750	580
Receive	LCH	6-month EURIBOR	1.1193	5/27/2046	€2,500	(72)
Pay	LCH	3-month USD-LIBOR	1.909	10/11/2046	$5,750	848
						$1,122
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Step bond; coupon rate will increase at a later date.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $6,709,000, which represented .30% of the net assets of the fund.
[5]	Coupon rate may change periodically.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $280,390,000, which represented 12.47% of the net assets of the fund.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $2,370,000, which represented .11% of the net assets of the fund.
[8]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[9]	Purchased on a TBA basis.
[10]	A portion of this security was pledged as collateral. The total value of pledged collateral was $12,261,000, which represented .55% of the net assets of the fund.
[11]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[12]	Security did not produce income during the last 12 months.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-1, 4.022% convertible preferred	4/3/2013	$334	$115.01%
CEVA Group PLC	3/10/2010	998	108.00
CEVA Group PLC, Series A-2, 3.022% convertible preferred	3/10/2010	52	9.00
Total private placement securities		$1,384	$232.01%

Key to abbreviations and symbols
A$ = Australian dollars	LCH = LCH.Clearnet
ARS = Argentine pesos	LIBOR = London Interbank Offered Rate
BRL = Brazilian reais	LOC = Letter of Credit
£ = British pounds	MXN = Mexican pesos
C$ = Canadian dollars	MYR = Malaysian ringgits
CLP = Chilean pesos	NIBOR = Norway Interbank Offered Rate
COP = Colombian pesos	NOK/NKr = Norwegian kroner
DKr = Danish kroner	NZ$ = New Zealand dollars
EURIBOR = Euro Interbank Offered Rate	PHP = Philippine pesos
€ = Euros	PLN = Polish zloty
G.O. = General Obligation	SKr = Swedish kronor
HUF = Hungarian forints	TBA = To-be-announced
ILS = Israeli shekels	THB = Thai baht
INR = Indian rupees	TRY = Turkish lira
¥ = Japanese yen	ZAR = South African rand
American Funds Insurance Series — Global Bond Fund — Page 140 of 173

High-Income Bond Fund
Investment portfolio
December 31, 2016
Bonds, notes & other debt instruments 92.06% Corporate bonds & notes 90.35% Energy 17.62%	Principal amount (000)	Value (000)
American Energy (Marcellus), Term Loan A, 8.50% 2021[1,2,3]	$5,601	$700
American Energy (Marcellus), Term Loan B, 5.25% 2020[1,2,3]	7,975	4,426
American Energy (Permian Basin) 7.125% 2020[4]	7,520	6,467
American Energy (Permian Basin) 7.375% 2021[4]	1,920	1,637
American Midstream Partners, LP, 8.50% 2021[4]	1,675	1,667
Antero Resources Corp. 5.375% 2024[4]	2,235	2,285
Antero Resources Corp. 5.00% 2025[4]	1,125	1,106
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 2022[4]	5,975	6,005
California Resources Corp., Term Loan B1, 11.375% 2021[1,2,3]	1,325	1,477
Cheniere Energy, Inc. 7.00% 2024[4]	940	1,022
Cheniere Energy, Inc. 5.875% 2025[4]	5,325	5,453
Chesapeake Energy Corp. 4.13% 2019[3]	7,425	7,499
Chesapeake Energy Corp. 4.875% 2022	4,200	3,822
Chesapeake Energy Corp. 8.00% 2022[4]	2,830	3,068
Chesapeake Energy Corp. 8.00% 2025[4]	4,675	4,786
Chesapeake Energy Corp., Term Loan, 8.50% 2021[1,2,3]	1,350	1,474
Concho Resources Inc. 5.50% 2023	700	729
Concho Resources Inc. 4.375% 2025	1,525	1,530
CONSOL Energy Inc. 5.875% 2022	13,325	13,125
DCP Midstream Operating LP 4.95% 2022	5,000	5,150
DCP Midstream Operating LP 3.875% 2023	2,105	2,035
Denbury Resources Inc. 9.00% 2021[4]	1,217	1,324
Diamond Offshore Drilling, Inc. 4.875% 2043	2,310	1,652
Enbridge Energy Partners, LP 4.375% 2020	900	940
Enbridge Energy Partners, LP 5.875% 2025	685	764
Enbridge Energy Partners, LP 7.375% 2045	1,120	1,392
Enbridge Inc., Series A, 6.00% 2077	2,225	2,225
Energy Transfer Partners, LP 7.50% 2020	3,800	4,256
Energy Transfer Partners, LP 5.875% 2024	5,700	5,914
Energy Transfer Partners, LP 5.50% 2027	2,470	2,421
Ensco PLC 5.20% 2025	1,100	956
Ensco PLC 5.75% 2044	4,645	3,391
EP Energy Corp. 9.375% 2020	1,240	1,149
EP Energy Corp. 8.00% 2024[4]	1,300	1,404
Extraction Oil & Gas Holdings LLC 7.875% 2021[4]	3,550	3,816
Genesis Energy, LP 6.75% 2022	3,650	3,811
Holly Energy Partners, LP 6.00% 2024[4]	2,185	2,289
Jupiter Resources Inc. 8.50% 2022[4]	3,900	3,383
Kinder Morgan, Inc. 4.30% 2025	1,440	1,483
Murphy Oil Corp. 6.875% 2024	2,325	2,482
Murray Energy Corp. 11.25% 2021[4]	3,150	2,449
NGL Energy Partners LP 5.125% 2019	465	464
NGL Energy Partners LP 6.875% 2021	9,940	10,213
NGL Energy Partners LP 7.50% 2023[4]	1,950	2,023
NGPL PipeCo LLC 7.119% 2017[4]	3,425	3,588
American Funds Insurance Series — High-Income Bond Fund — Page 141 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
NGPL PipeCo LLC 9.625% 2019[4]	$13,810	$14,535
NGPL PipeCo LLC 7.768% 2037[4]	1,795	1,912
Noble Corp. PLC 7.75% 2024	3,850	3,631
Noble Corp. PLC 7.20% 2025	3,135	2,955
Noble Corp. PLC 8.20% 2045	3,450	2,889
ONEOK, Inc. 4.25% 2022	1,625	1,641
ONEOK, Inc. 7.50% 2023	1,250	1,441
Parsley Energy, Inc. 6.25% 2024[4]	350	370
Parsley Energy, Inc. 5.375% 2025[4]	2,075	2,092
PDC Energy Inc. 7.75% 2022	3,450	3,692
Petrobras Global Finance Co. 3.00% 2019	3,415	3,337
Petrobras Global Finance Co. 8.375% 2021	3,400	3,672
Petrobras Global Finance Co. 6.25% 2024	1,395	1,342
Petrobras International Finance Co. 5.75% 2020	4,740	4,811
Petróleos Mexicanos 5.375% 2022[4]	215	220
Petróleos Mexicanos 4.625% 2023[4]	2,700	2,633
QGOG Constellation SA 6.25% 2019[4]	6,105	4,060
Range Resources Corp. 4.875% 2025	2,075	2,021
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	2,775	2,879
Rice Energy Inc. 6.25% 2022	900	929
Rice Energy Inc. 7.25% 2023	750	799
Rowan Companies Inc. 7.375% 2025	1,650	1,687
Sabine Pass Liquefaction, LLC 5.625% 2021	5,250	5,644
Sabine Pass Liquefaction, LLC 5.75% 2024	7,025	7,570
Sabine Pass Liquefaction, LLC 5.625% 2025	5,895	6,330
Sabine Pass Liquefaction, LLC 5.875% 2026[4]	1,050	1,135
Sabine Pass Liquefaction, LLC 5.00% 2027[4]	3,750	3,797
Seven Generations Energy Ltd. 6.75% 2023[4]	525	562
SM Energy Co. 5.625% 2025	2,725	2,643
SM Energy Co. 6.75% 2026	275	285
Southwestern Energy Co. 4.10% 2022	7,755	7,366
Southwestern Energy Co. 6.70% 2025	1,090	1,120
Sunoco LP 5.50% 2020	2,695	2,752
Sunoco LP 6.25% 2021	4,005	4,090
Targa Resources Corp. 4.125% 2019	5,650	5,749
Targa Resources Corp. 5.125% 2025[4]	2,600	2,590
Targa Resources Partners LP 6.75% 2024	1,910	2,058
Targa Resources Partners LP 5.375% 2027[4]	375	373
Teekay Corp. 8.50% 2020	16,173	15,445
Tesoro Corp. 4.75% 2023[4]	475	478
Tesoro Corp. 5.125% 2026[4]	1,725	1,748
Tesoro Logistics LP 6.125% 2021	170	179
Tesoro Logistics LP 6.25% 2022	450	479
Tesoro Logistics LP 6.375% 2024	1,170	1,258
Tesoro Logistics LP 5.25% 2025	3,125	3,203
Transocean Inc. 8.125% 2021	2,855	2,869
Transocean Inc. 9.00% 2023[4]	3,500	3,605
Weatherford International PLC 7.75% 2021	1,400	1,419
Weatherford International PLC 4.50% 2022	4,140	3,612
Weatherford International PLC 8.25% 2023	3,950	4,029
Weatherford International PLC 9.875% 2024[4]	4,300	4,593
Weatherford International PLC 6.50% 2036	2,275	1,837
Weatherford International PLC 6.75% 2040	6,680	5,377
Whiting Petroleum Corp. 6.50% 2018	570	569
American Funds Insurance Series — High-Income Bond Fund — Page 142 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Williams Companies, Inc. 3.70% 2023	$4,700	$4,559
Williams Partners LP 3.60% 2022	405	407
YPF Sociedad Anónima 8.50% 2021[4]	1,385	1,489
		314,019
Telecommunication services 12.72%
Altice Financing SA 6.625% 2023[4]	835	860
Altice Finco SA 9.875% 2020[4]	850	899
Altice Finco SA 6.50% 2022[4]	1,000	1,045
Altice NV 5.50% 2026[4]	1,300	1,329
CenturyLink, Inc. 7.50% 2024	3,663	3,855
CenturyLink, Inc. 5.625% 2025	725	691
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[4]	10,845	11,197
Cincinnati Bell Inc. 7.00% 2024[4]	2,675	2,836
Columbus International Inc. 7.375% 2021[4]	1,800	1,922
Digicel Group Ltd. 8.25% 2020[4]	13,300	11,478
Digicel Group Ltd. 6.00% 2021[4]	2,850	2,591
Digicel Group Ltd. 7.125% 2022[4]	2,415	1,885
Frontier Communications Corp. 8.50% 2020	3,000	3,161
Frontier Communications Corp. 8.875% 2020	1,050	1,122
Frontier Communications Corp. 8.75% 2022	200	199
Frontier Communications Corp. 10.50% 2022	7,580	7,997
Frontier Communications Corp. 11.00% 2025	8,687	9,002
Inmarsat PLC 4.875% 2022[4]	4,250	4,154
Inmarsat PLC 6.50% 2024[4]	3,700	3,765
Intelsat Jackson Holding Co. 7.25% 2019	11,850	10,013
Intelsat Jackson Holding Co. 7.25% 2020	5,425	4,232
Level 3 Communications, Inc. 5.125% 2023	2,150	2,163
Ligado Networks, Term Loan, 9.75% 2020[1,2,3,5]	24,292	22,572
MetroPCS Wireless, Inc. 6.25% 2021	11,650	12,145
MetroPCS Wireless, Inc. 6.625% 2023	3,950	4,197
Neptune Finco Corp. (Altice NV) 10.125% 2023[4]	1,925	2,228
Neptune Finco Corp. (Altice NV) 6.625% 2025[4]	2,025	2,217
Numericable Group SA 6.00% 2022[4]	1,290	1,329
Numericable Group SA 7.375% 2026[4]	3,325	3,408
Sable International Finance Ltd. 6.875% 2022[4]	1,600	1,672
SBA Communications Corp. 4.875% 2024[4]	4,050	4,010
SoftBank Corp. 4.50% 2020[4]	8,725	8,965
SoftBank Group Corp. 3.36% 2023[2,4]	3,115	3,122
Sprint Capital Corp. 6.90% 2019	1,225	1,300
Sprint Nextel Corp. 8.375% 2017	625	649
Sprint Nextel Corp. 7.00% 2020	650	691
Sprint Nextel Corp. 7.25% 2021	3,525	3,754
Sprint Nextel Corp. 11.50% 2021	5,250	6,471
Sprint Nextel Corp. 7.875% 2023	2,050	2,194
Sprint Nextel Corp. 6.875% 2028	1,675	1,658
T-Mobile US, Inc. 6.731% 2022	2,400	2,514
T-Mobile US, Inc. 6.00% 2024	675	713
T-Mobile US, Inc. 6.375% 2025	3,025	3,241
T-Mobile US, Inc. 6.50% 2026	475	515
Trilogy International Partners, LLC 13.375% 2019[4]	10,825	11,150
Wind Acquisition SA 4.75% 2020[4]	3,150	3,189
Wind Acquisition SA 7.375% 2021[4]	17,125	17,853
Windstream Holdings, Inc. 7.75% 2021	10,575	10,924
American Funds Insurance Series — High-Income Bond Fund — Page 143 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Zayo Group Holdings, Inc. 6.00% 2023	$1,275	$1,332
Zayo Group Holdings, Inc. 6.375% 2025	1,625	1,704
Ziggo Bond Finance BV 5.50% 2027[4]	4,700	4,593
		226,706
Health care 11.45%
Alere Inc. 6.50% 2020	660	653
AMN Healthcare Services, Inc. 5.125% 2024[4]	1,175	1,175
Centene Corp. 5.625% 2021	3,555	3,747
Centene Corp. 4.75% 2022	10,290	10,444
Centene Corp. 6.125% 2024	2,150	2,271
Centene Corp. 4.75% 2025	5,025	4,918
Community Health Systems Inc. 5.125% 2021	3,210	2,985
Concordia Healthcare Corp., Term Loan B, 5.25% 2021[1,2,3]	1,484	1,166
Concordia Healthcare Corp. 9.00% 2022[4]	1,500	1,277
Concordia Healthcare Corp. 9.50% 2022[4]	5,915	2,129
Concordia Healthcare Corp. 7.00% 2023[4]	5,215	1,669
DaVita HealthCare Partners Inc. 5.00% 2025	2,465	2,431
DJO Finance LLC 10.75% 2020	4,550	3,845
DJO Finco Inc. 8.125% 2021[4]	9,160	7,992
Endo Finance LLC & Endo Finco Inc. 5.375% 2023[4]	600	513
Endo Finance LLC & Endo Finco Inc. 6.00% 2023[4]	1,585	1,399
Endo Finance LLC & Endo Finco Inc. 6.50% 2025[4]	1,050	879
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[4]	1,990	1,781
HCA Inc. 6.50% 2020	650	713
HCA Inc. 5.00% 2024	4,200	4,331
HCA Inc. 5.25% 2026	1,975	2,047
HCA Inc. 5.875% 2026	1,455	1,502
HCA Inc. 4.50% 2027	2,025	1,995
Healthsouth Corp. 5.75% 2024	1,275	1,297
Healthsouth Corp. 5.75% 2025	5,380	5,380
Hologic, Inc. 5.25% 2022[4]	330	349
Immucor, Inc. 11.125% 2019	820	775
IMS Health Holdings, Inc. 5.00% 2026[4]	2,500	2,512
inVentiv Health, Inc. 9.00% 2018[4]	3,310	3,317
inVentiv Health, Inc. 7.50% 2024[4]	1,550	1,631
inVentiv Health, Inc., Term Loan B, 4.75% 2023[1,2,3]	3,500	3,513
Kindred Healthcare, Inc. 8.00% 2020	900	900
Kindred Healthcare, Inc. 8.75% 2023	1,000	939
Kinetic Concepts, Inc. 7.875% 2021[4]	990	1,077
Kinetic Concepts, Inc. 9.625% 2021[4]	14,650	15,566
Kinetic Concepts, Inc. 12.50% 2021[4]	13,978	14,712
Mallinckrodt PLC 4.875% 2020[4]	4,860	4,903
Mallinckrodt PLC 5.625% 2023[4]	1,955	1,833
MEDNAX, Inc. 5.25% 2023[4]	850	878
Molina Healthcare, Inc. 5.375% 2022	7,890	8,048
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[1,2,3]	2,967	2,953
Prestige Brands International Inc. 6.375% 2024[4]	900	949
Quintiles Transnational Corp. 4.875% 2023[4]	1,675	1,708
RegionalCare Hospital Partners Holdings, Inc. 8.25% 2023[4]	1,638	1,642
Rotech Healthcare Inc., Term Loan, 13.00% 2020[1,2,3,5,6]	6,012	5,817
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[1,2,3,6]	2,999	2,978
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[1,2,3,6]	2,300	2,288
Tenet Healthcare Corp. 4.375% 2021	3,705	3,668
American Funds Insurance Series — High-Income Bond Fund — Page 144 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Tenet Healthcare Corp. 7.50% 2022[4]	$1,100	$1,149
Tenet Healthcare Corp. 6.75% 2023	1,360	1,200
Tenet Healthcare Corp., First Lien, 4.75% 2020	6,300	6,363
Tenet Healthcare Corp., First Lien, 6.00% 2020	7,685	8,031
Tenet Healthcare Corp., First Lien, 4.50% 2021	1,355	1,355
Valeant Pharmaceuticals International Inc. 5.50% 2023[4]	1,675	1,265
Vizient Inc. 10.375% 2024[4]	1,960	2,225
VPI Escrow Corp. 6.75% 2018[4]	10,750	10,239
VPI Escrow Corp. 6.375% 2020[4]	14,355	12,404
VPI Escrow Corp. 7.50% 2021[4]	575	489
VRX Escrow Corp. 5.375% 2020[4]	5,200	4,420
VRX Escrow Corp. 5.875% 2023[4]	2,020	1,535
VRX Escrow Corp. 6.125% 2025[4]	2,450	1,850
		204,020
Consumer discretionary 11.11%
Adient Global Holdings Ltd. 4.875% 2026[4]	225	221
Boyd Gaming Corp. 6.875% 2023	1,315	1,419
Boyd Gaming Corp. 6.375% 2026[4]	1,875	2,029
Brinker International, Inc. 5.00% 2024[4]	1,100	1,100
Burger King Corp. 4.625% 2022[4]	1,500	1,534
Burger King Corp. 6.00% 2022[4]	4,125	4,321
Cablevision Systems Corp. 7.75% 2018	375	397
Cablevision Systems Corp. 6.75% 2021	5,875	6,330
Cablevision Systems Corp. 5.50% 2027[4]	2,350	2,385
Carlson Travel, Inc. 6.75% 2023[4]	600	626
CBS Outdoor Americas Inc. 5.25% 2022	500	521
CBS Outdoor Americas Inc. 5.625% 2024	400	419
CCO Holdings LLC and CCO Holdings Capital Corp. 6.625% 2022	600	623
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	1,000	1,054
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 2026[4]	2,025	2,071
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[4]	10,445	10,837
Cedar Fair, LP 5.375% 2024	1,810	1,873
Cengage Learning Acquisitions, Inc., Term Loan B, 5.25% 2023[1,2,3]	1,347	1,311
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	13,153	13,194
Cooper-Standard Holdings Inc. 5.625% 2026[4]	1,400	1,388
Cumulus Media Holdings Inc. 7.75% 2019	2,630	1,090
Cumulus Media Inc., Term Loan B, 4.25% 2020[1,2,3]	918	604
DISH DBS Corp. 4.25% 2018	3,600	3,700
DISH DBS Corp. 5.875% 2022	1,050	1,108
DISH DBS Corp. 7.75% 2026	400	452
Dollar Tree Inc. 5.25% 2020	325	335
Dollar Tree Inc. 5.75% 2023	625	665
Gannett Co., Inc. 5.125% 2019	915	940
Gannett Co., Inc. 4.875% 2021[4]	70	71
General Motors Co. 4.00% 2025	285	279
Hilton Worldwide Holdings Inc. 4.25% 2024[4]	675	658
iHeartCommunications, Inc. 9.00% 2019	3,675	3,018
iHeartCommunications, Inc. 10.625% 2023	515	391
iHeartCommunications, Inc., Term Loan D, 7.52% 2019[1,2,3]	3,350	2,733
International Game Technology 6.25% 2022[4]	200	216
Landry’s, Inc. 6.75% 2024[4]	1,650	1,679
Landry’s, Inc., Term Loan B, 4.00% 2023[1,2,3]	1,100	1,113
Limited Brands, Inc. 6.625% 2021	875	987
American Funds Insurance Series — High-Income Bond Fund — Page 145 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Limited Brands, Inc. 6.875% 2035	$5,450	$5,586
Loral Space & Communications Inc. 8.875% 2024[4]	1,225	1,280
Loral Space & Communications Inc., Term Loan B, 4.50% 2023[1,2,3]	1,850	1,882
McClatchy Co. 9.00% 2022	2,875	3,076
McGraw-Hill Global Education Holdings, LLC, Term Loan B, 5.00% 2022[1,2,3]	1,672	1,675
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023	2,400	2,532
Melco Crown Entertainment Ltd. 5.875% 2019[4]	1,750	1,802
Melco Crown Entertainment Ltd. 5.00% 2021[4]	1,700	1,698
MGM Growth Properties LLC 5.625% 2024[4]	1,525	1,601
MGM Resorts International 8.625% 2019	1,225	1,383
MGM Resorts International 7.75% 2022	750	864
MGM Resorts International 6.00% 2023	5,500	5,954
MHGE Parent LLC/Finance 8.50% 2019[4,5]	1,450	1,465
Michaels Stores, Inc. 5.875% 2020[4]	850	877
Mohegan Tribal Gaming Authority 7.875% 2024[4]	1,600	1,638
Mohegan Tribal Gaming Authority, Term Loan B, 5.50% 2023[1,2,3]	3,167	3,194
NBC Universal Enterprise, Inc. 5.25% 2049[4]	835	879
Needle Merger Sub Corp. 8.125% 2019[4]	2,429	2,423
Neiman Marcus Group LTD Inc. 8.00% 2021[4]	550	411
Neiman Marcus Group LTD Inc. 8.75% 2021[4,5]	5,415	3,858
Neiman Marcus, Term Loan B, 4.25% 2020[1,2,3]	3,537	3,094
Netflix, Inc. 5.75% 2024	1,855	1,989
Newell Rubbermaid Inc. 5.00% 2023	675	724
PETCO Animal Supplies, Inc., Term Loan B-1, 5.00% 2023[1,2,3]	993	1,001
PETsMART, Inc. 7.125% 2023[4]	4,575	4,678
Pinnacle Entertainment, Inc. 5.625% 2024[4]	150	151
Playa Resorts Holding BV 8.00% 2020[4]	2,500	2,619
Playa Resorts Holding BV, Term Loan B, 4.00% 2019[1,2,3]	871	875
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 6.125% 2021[4]	2,100	2,152
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	425	444
Schaeffler Finance BV 4.25% 2021[4]	850	871
Schaeffler Verwaltungs 4.50% 2023[4,5]	3,225	3,160
Schaeffler Verwaltungs 4.75% 2026[4,5]	1,235	1,195
Sotheby’s Holdings, Inc. 5.25% 2022[4]	2,340	2,311
Tenneco Inc. 5.00% 2026	575	566
TI Automotive Ltd. 8.75% 2023[4]	5,720	6,006
Tribune Media Co. 5.875% 2022	1,725	1,757
Uber Technologies, Inc. 5.00% 2023[1,2,3]	6,085	6,131
Univision Communications Inc. 6.75% 2022[4]	500	527
Univision Communications Inc. 5.125% 2023[4]	2,975	2,942
Univision Communications Inc., Term Loan C3, 4.00% 2020[1,2,3]	72	73
Warner Music Group 5.625% 2022[4]	2,114	2,196
Warner Music Group 5.00% 2023[4]	2,520	2,539
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.375% 2022	2,965	3,043
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[4]	2,425	2,318
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[4]	5,375	5,345
Wynn Macau, Ltd. 5.25% 2021[4]	8,825	8,935
YUM! Brands, Inc. 5.00% 2024[4]	3,225	3,302
YUM! Brands, Inc. 5.25% 2026[4]	405	412
ZF Friedrichshafen AG 4.50% 2022[4]	3,335	3,452
ZF Friedrichshafen AG 4.75% 2025[4]	5,260	5,372
		197,950
American Funds Insurance Series — High-Income Bond Fund — Page 146 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials 10.12%	Principal amount (000)	Value (000)
Aleris International, Inc. 7.875% 2020	$250	$252
Aleris International, Inc. 9.50% 2021[4]	2,105	2,268
Anglo American Capital PLC 4.125% 2021[4]	1,275	1,304
ArcelorMittal 10.85% 2019	1,550	1,821
ArcelorMittal 7.75% 2041	12,205	13,059
Ardagh Packaging Finance 6.25% 2019[4]	1,550	1,581
Ardagh Packaging Finance 6.75% 2021[4]	790	818
Ardagh Packaging Finance 6.625% 2023[5]	€2,650	2,800
Ardagh Packaging Finance 7.25% 2024[4]	$1,065	1,126
Ashland Inc. 5.50% 2024[4]	1,360	1,411
Ball Corp. 4.375% 2020	2,000	2,097
BHP Billiton Finance Ltd. 6.25% 2075[4]	1,395	1,516
CEMEX SAB de CV 6.50% 2019[4]	545	578
CEMEX SAB de CV 7.75% 2026[4]	1,725	1,915
CF Industries, Inc. 4.50% 2026[4]	1,730	1,701
CF Industries, Inc. 4.95% 2043	5,345	4,396
Chemours Co. 6.625% 2023	6,210	6,179
Chemours Co. 7.00% 2025	8,465	8,380
Cliffs Natural Resources Inc. 8.00% 2020[4]	450	470
Cliffs Natural Resources Inc. 8.25% 2020[4]	6,625	7,287
First Quantum Minerals Ltd. 6.75% 2020[4]	13,693	13,727
First Quantum Minerals Ltd. 7.00% 2021[4]	16,193	16,187
First Quantum Minerals Ltd. 7.25% 2022[4]	3,525	3,490
FMG Resources 3.75% 2019[1,2,3]	2,933	2,943
FMG Resources 9.75% 2022[4]	10,405	12,123
Freeport-McMoRan Copper & Gold Inc. 3.55% 2022	5,090	4,759
Freeport-McMoRan Inc. 6.50% 2020[4]	2,600	2,684
Freeport-McMoRan Inc. 6.75% 2022[4]	1,350	1,394
Freeport-McMoRan Inc. 3.875% 2023	500	461
Freeport-McMoRan Inc. 6.875% 2023[4]	1,000	1,055
Georgia Gulf Corp. 4.625% 2021	3,325	3,416
Georgia Gulf Corp. 4.875% 2023	800	834
HudBay Minerals Inc. 7.25% 2023[4]	325	337
HudBay Minerals Inc. 7.625% 2025[4]	500	521
Huntsman International LLC 4.875% 2020	4,070	4,238
INEOS Group Holdings SA 5.625% 2024[4]	1,325	1,318
Novelis Corp. 6.25% 2024[4]	1,175	1,248
Novelis Corp. 5.875% 2026[4]	2,525	2,557
Owens-Illinois, Inc. 5.00% 2022[4]	560	575
Owens-Illinois, Inc. 5.875% 2023[4]	3,310	3,457
Owens-Illinois, Inc. 6.375% 2025[4]	1,905	2,013
Platform Specialty Products Corp. 10.375% 2021[4]	3,617	4,015
Rayonier Advanced Materials Inc. 5.50% 2024[4]	3,540	3,328
Reynolds Group Inc. 5.75% 2020	6,270	6,474
Reynolds Group Inc. 7.00% 2024[4]	1,755	1,868
Ryerson Inc. 11.00% 2022[4]	10,932	12,053
Summit Materials, Inc. 6.125% 2023	2,105	2,171
Teck Resources Ltd. 8.00% 2021[4]	325	358
Tembec Industries Inc. 9.00% 2019[4]	350	329
Vale Overseas Ltd. 5.875% 2021	1,325	1,391
Vale Overseas Ltd. 6.25% 2026	1,695	1,767
Vale Overseas Ltd. 6.875% 2039	1,530	1,496
Vale SA 5.625% 2042	550	490
American Funds Insurance Series — High-Income Bond Fund — Page 147 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Zekelman Industries Inc. 9.875% 2023[4]	$1,115	$1,252
Zekelman Industries Inc., Term Loan B, 6.00% 2021[1,2,3]	2,950	2,987
		180,275
Industrials 9.27%
ACCO Brands Corp. 5.25% 2024[4]	1,800	1,817
ADT Corp. 3.50% 2022	2,150	2,059
Advanced Disposal Services, Inc. 5.625% 2024[4]	925	923
Aircastle Ltd. 5.00% 2023	2,025	2,071
Allison Transmission Holdings, Inc. 5.00% 2024[4]	1,425	1,443
American Airlines, Inc., 5.50% 2019[4]	500	519
American Builders & Contractors Supply Co. Inc. 5.75% 2023[4]	2,325	2,401
ARAMARK Corp. 5.125% 2024	825	853
Associated Materials, LLC 9.00% 2024[4]	13,800	13,869
Builders Firstsource, Inc. 10.75% 2023[4]	3,025	3,486
Builders FirstSource, Inc. 5.625% 2024[4]	6,400	6,456
CEVA Group PLC 9.00% 2021[4]	1,700	1,097
CEVA Group PLC, Apollo Global Securities LLC LOC, 5.969% 2021[1,2,3]	1,867	1,528
CEVA Logistics Canada, ULC, Term Loan, 6.50% 2021[1,2,3]	330	270
CEVA Logistics Holdings BV, Term Loan, 6.50% 2021[1,2,3]	1,915	1,567
CEVA Logistics U.S. Holdings Inc., Term Loan B, 6.50% 2021[1,2,3]	2,642	2,162
Cloud Crane LLC, 10.125% 2024[4]	1,175	1,260
Constellis Holdings 9.75% 2020[4]	410	422
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[2]	113	114
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[2]	3	3
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[2]	53	55
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[2]	261	273
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[2]	3	3
Corporate Risk Holdings LLC 9.50% 2019[4]	12,782	13,197
Corporate Risk Holdings LLC 13.50% 2020[4,5,6]	1,224	1,359
DAE Aviation Holdings, Inc. 10.00% 2023[4]	6,685	7,069
Deck Chassis Acquisition Inc. 10.00% 2023[4]	3,540	3,664
Euramax International, Inc. 12.00% 2020[4]	4,975	5,398
FBM Finance, Inc. 8.25% 2021[4]	2,875	3,048
Gates Global LLC 6.00% 2022[4]	3,400	3,342
Gates Global LLC, Term Loan B, 4.25% 2021[1,2,3]	2,461	2,466
General Electric Co. 5.00% 2021	740	769
Grinding Media Inc. 7.375% 2023[4]	1,225	1,290
Hardwoods Acquisition Inc 7.50% 2021[4]	4,150	3,527
HD Supply, Inc. 5.25% 2021[4]	1,075	1,138
HD Supply, Inc. 5.75% 2024[4]	2,450	2,593
HDTFS Inc. 5.875% 2020	4,325	4,249
HDTFS Inc. 5.50% 2024[4]	3,275	2,878
KLX Inc. 5.875% 2022[4]	575	594
LMI Aerospace Inc. 7.375% 2019	3,655	3,664
LSC Communications, Inc. 8.75% 2023[4]	4,350	4,383
LSC Communications, Inc., Term Loan B, 7.00% 2022[1,2,3,6]	2,393	2,416
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[4]	7,000	5,985
Navios Maritime Holdings Inc. 7.375% 2022[4]	5,000	3,025
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	4,000	3,050
Nielsen Finance LLC and Nielsen Finance Co. 4.50% 2020	1,000	1,019
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[4]	1,425	1,484
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2022[4]	1,425	1,455
Ply Gem Industries, Inc. 6.50% 2022	2,675	2,772
American Funds Insurance Series — High-Income Bond Fund — Page 148 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Prime Security Services Borrower, LLC 9.25% 2023[4]	$4,350	$4,747
Prime Security Services Borrower, LLC, Term Loan B1, 4.25% 2022[1,2,3]	698	710
PrimeSource Building Products Inc 9.00% 2023[4]	171	172
R.R. Donnelley & Sons Co. 7.875% 2021	4,125	4,269
R.R. Donnelley & Sons Co. 7.00% 2022	114	115
R.R. Donnelley & Sons Co. 6.50% 2023	3,100	3,034
Ritchie Bros. Auctioneers Inc. 5.375% 2025[4]	1,825	1,866
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[4]	10,020	8,392
TRAC Intermodal 11.00% 2019	225	238
TransDigm Inc. 5.50% 2020	1,525	1,564
TransDigm Inc. 6.50% 2025	1,200	1,262
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[2,4]	17	18
United Rentals, Inc. 7.625% 2022	464	491
United Rentals, Inc. 5.50% 2025	1,625	1,664
United Rentals, Inc. 5.875% 2026	800	827
Virgin Australia Holdings Ltd. 8.50% 2019[4]	2,675	2,785
Virgin Australia Holdings Ltd. 7.875% 2021[4]	800	806
Watco Companies 6.375% 2023[4]	395	411
XPO Logistics, Inc. 6.125% 2023[4]	1,200	1,259
		165,115
Information technology 7.04%
Alcatel-Lucent USA Inc. 6.45% 2029	1,800	1,886
Blackboard Inc. 9.75% 2021[4]	25	26
Blackboard Inc., Term Loan B4, 6.00% 2021[1,2,3]	1,698	1,708
BMC Software, Inc. 8.125% 2021[4]	5,925	5,566
BMC Software, Inc., Term Loan B, 5.00% 2020[1,2,3]	5,679	5,671
Camelot Finance SA 7.875% 2024[4]	3,785	3,927
Camelot Finance SA, Term Loan B, 4.75% 2023[1,2,3]	3,042	3,083
Dell Inc. 8.35% 2046[4]	2,030	2,503
Dell Inc., Term Loan B, 4.02% 2021[1,2,3]	2,625	2,673
EchoStar Corp. 6.625% 2026[4]	4,100	4,131
Ellucian, Inc. 9.00% 2023[4]	1,125	1,198
First Data Corp. 5.375% 2023[4]	2,775	2,886
First Data Corp. 7.00% 2023[4]	8,930	9,533
First Data Corp. 5.00% 2024[4]	2,525	2,548
First Data Corp. 5.75% 2024[4]	1,525	1,579
Genesys Telecommunications Laboratories, Inc. 10.00% 2024[4]	2,700	2,875
Genesys Telecommunications Laboratories, Inc., Term Loan B, 6.25% 2023[1,2,3]	2,800	2,843
Gogo Inc. 12.50% 2022[4]	10,050	10,929
Hughes Satellite Systems Corp. 7.625% 2021	1,500	1,652
Infor (US), Inc. 6.50% 2022	3,275	3,422
Infor Inc. 5.75% 2020[4]	2,200	2,316
JDA Software Group, Inc. 7.375% 2024[4]	1,600	1,662
JDA Software Group, Inc., Term Loan B, 4.50% 2023[1,2,3]	3,050	3,071
Kronos Inc., Term Loan B, 5.00% 2023[1,2,3]	3,150	3,183
Kronos Inc., Term Loan B, 9.25% 2024[1,2,3]	9,075	9,367
Match Group, Inc. 6.375% 2024	1,000	1,059
Micron Technology, Inc. 7.50% 2023[4]	1,075	1,193
NXP BV and NXP Funding LLC 4.125% 2020[4]	1,000	1,038
NXP BV and NXP Funding LLC 4.125% 2021[4]	1,800	1,863
NXP BV and NXP Funding LLC 4.625% 2023[4]	1,550	1,631
PTC Inc. 6.00% 2024	1,600	1,684
Qorvo, Inc. 7.00% 2025	3,750	4,172
American Funds Insurance Series — High-Income Bond Fund — Page 149 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
Rackspace Hosting, Inc. 8.625% 2024[4]	$1,625	$1,724
Rackspace Hosting, Inc., Term Loan B, 4.50% 2023[1,2,3]	1,225	1,241
Seagate Technology LLC 4.75% 2023	3,650	3,620
Solera Holdings, Inc. 10.50% 2024[4]	5,025	5,678
Solera Holdings, Inc., Term Loan B, 5.75% 2023[1,2,3]	1,886	1,914
Western Digital Corp. 7.375% 2023[4]	4,700	5,182
Western Digital Corp. 10.50% 2024[4]	1,950	2,311
Western Digital Corp., Term Loan B1, 4.52% 2023[1,2,3]	796	808
		125,356
Financials 4.47%
Ally Financial Inc. 8.00% 2020	1,915	2,174
Bank of America Corp., Series AA, 6.10% (undated)	911	917
Bank of America Corp., Series K, junior subordinated 8.00% noncumulative (undated)	1,575	1,620
Bank of America Corp., Series M, junior subordinated 8.125% noncumulative (undated)	2,200	2,288
BNP Paribas, Contingent Convertible, 6.75% (undated)[4]	600	593
BNP Paribas, Contingent Convertible, 7.625% (undated)	1,300	1,374
CIT Group Inc. 4.25% 2017	750	760
CIT Group Inc. 3.875% 2019	14,810	15,162
Citigroup Inc., Series T, 6.25% (undated)	1,263	1,301
Credit Agricole SA, Contingent Convertible, 7.875% (undated)[4]	1,100	1,115
Credit Agricole SA, Contingent Convertible, 8.125% (undated)[4]	500	528
Credit Agricole SA 8.375% (undated)[4]	2,975	3,278
Deutsche Bank AG, Contingent Convertible, 6.25% (undated)	800	705
Deutsche Bank AG, Contingent Convertible, 7.50% (undated)	600	551
General Motors Acceptance Corp. 7.50% 2020	1,945	2,186
Icahn Enterprises Finance Corp. 3.50% 2017	6,025	6,040
International Lease Finance Corp. 8.25% 2020	875	1,022
iStar Financial Inc. 4.00% 2017	5,625	5,667
iStar Financial Inc. 4.875% 2018	925	927
iStar Financial Inc., Series B, 9.00% 2017	1,980	2,042
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)	3,370	3,494
Liberty Mutual Group Inc., Series A, 7.80% 2087[4]	1,200	1,353
MetLife Capital Trust X, junior subordinated 9.25% 2068[4]	300	409
MetLife Inc., junior subordinated 10.75% 2069	500	769
MGIC Investment Corp. 5.75% 2023	2,125	2,221
Navient Corp. 4.875% 2019	3,725	3,865
Navient Corp. 5.50% 2023	385	375
OneMain Financial Holdings, LLC 6.75% 2019[4]	930	973
PNC Financial Services Group, Inc., Series O, junior subordinated 6.75% (undated)	1,195	1,288
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)[4]	1,265	1,369
Société Générale, Contingent Convertible, 7.375% (undated)[4]	1,850	1,852
Société Générale, Contingent Convertible, 7.375% (undated)	1,100	1,101
Springleaf Finance Corp. 8.25% 2020	1,175	1,281
Starwood Property Trust, Inc. 5.00% 2021[4]	2,400	2,438
UBS AG, Contingent Convertible, 6.875% (undated)	1,050	1,071
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)	2,810	2,940
ZFS Finance (USA) Trust V, junior subordinated, 6.50% 2067[4]	2,675	2,689
		79,738
Utilities 3.79%
AES Corp. 8.00% 2020	2,175	2,539
AES Corp. 7.375% 2021	3,775	4,224
AES Corp. 5.50% 2024	2,700	2,761
American Funds Insurance Series — High-Income Bond Fund — Page 150 of 173

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
AES Corp. 5.50% 2025	$4,500	$4,522
AES Corp. 6.00% 2026	4,215	4,299
AmeriGas Partners, LP 5.50% 2025	2,000	2,028
Calpine Corp. 6.00% 2022[4]	425	446
Calpine Corp. 5.375% 2023	560	550
Calpine Corp. 7.875% 2023[4]	220	230
Calpine Corp. 5.875% 2024[4]	570	597
Calpine Corp. 5.75% 2025	1,385	1,343
Calpine Corp. 5.25% 2026[4]	1,280	1,267
Dynegy Finance Inc. 6.75% 2019	920	941
Dynegy Finance Inc. 7.375% 2022	935	898
Dynegy Finance Inc. 7.625% 2024	260	241
Emera Inc. 6.75% 2076	3,700	3,978
Enel Società per Azioni 8.75% 2073[4]	3,200	3,632
NRG Energy, Inc. 6.25% 2022	4,635	4,670
NRG Energy, Inc. 7.25% 2026[4]	4,025	4,025
NRG Energy, Inc. 6.625% 2027[4]	9,510	9,034
Talen Energy Corp. 4.625% 2019[4]	6,755	6,434
TEX Operations Co. LLC, Term Loan B, 5.00% 2023[1,2,3]	7,166	7,233
TEX Operations Co. LLC, Term Loan C, 5.00% 2023[1,2,3]	1,634	1,650
		67,542
Real estate 1.95%
Communications Sales & Leasing, Inc. 6.00% 2023[4]	4,175	4,321
Communications Sales & Leasing, Inc. 8.25% 2023	4,398	4,684
Communications Sales & Leasing, Inc. 7.125% 2024[4]	1,975	2,000
Crescent Resources 8.875% 2021[4]	1,275	1,291
Equinix, Inc. 5.875% 2026	1,150	1,213
Gaming and Leisure Properties, Inc. 4.375% 2021	200	208
Gaming and Leisure Properties, Inc. 5.375% 2026	920	962
Iron Mountain Inc. 5.75% 2024	5,975	6,169
iStar Financial Inc. 5.00% 2019	4,300	4,332
Realogy Corp. 4.50% 2019[4]	4,975	5,143
Realogy Corp. 5.25% 2021[4]	925	953
Realogy Corp. 4.875% 2023[4]	3,500	3,395
		34,671
Consumer staples 0.81%
AdvancePierre Foods Holdings, Inc., 5.50% 2024[4]	1,650	1,670
Constellation Brands, Inc. 3.875% 2019	250	259
Constellation Brands, Inc. 6.00% 2022	700	793
Kronos Acquisition Holdings Inc. 9.00% 2023[4]	2,075	2,080
Lamb Weston Holdings, Inc. 4.625% 2024[4]	1,320	1,326
Post Holdings, Inc. 7.75% 2024[4]	1,350	1,505
Post Holdings, Inc. 8.00% 2025[4]	1,550	1,744
Reynolds American Inc. 5.85% 2045	1,250	1,483
TreeHouse Foods, Inc. 6.00% 2024[4]	1,200	1,263
US Foods Holding Corp. 5.875% 2024[4]	2,150	2,231
		14,354
Total corporate bonds & notes		1,609,746
American Funds Insurance Series — High-Income Bond Fund — Page 151 of 173

Bonds, notes & other debt instruments U.S. Treasury bonds & notes 1.12% U.S. Treasury 1.12%	Principal amount (000)	Value (000)
U.S. Treasury 1.00% 2018	$10,000	$9,968
U.S. Treasury 1.375% 2020[7]	10,000	9,936
Total U.S. Treasury bonds & notes		19,904
Asset-backed obligations 0.53%
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.89% 2022[2]	750	759
Babson CLO Ltd., Series 2012-2A, Class A1R, CLO, 2.146% 2023[2,3,4]	724	725
Dryden Senior Loan Fund, Series 2012-23RA, Class A1R, CLO, 2.13% 2023[2,3,4]	374	374
Madison Park Funding Ltd., CLO, Series 2012-8-A, Class AR, 2.132% 2022[2,3,4]	1,932	1,932
Madison Park Funding Ltd., CLO, Series 2012-9-A, Class AR, 2.196% 2022[2,3,4]	2,717	2,717
Magnetite CLO Ltd., Series 2014-9-A, Class A1, 2.302% 2026[2,3,4]	2,550	2,551
Marine Park CLO Ltd., Series 2012-1A, Class A1AR, CLO, 2.189% 2023[2,3,4]	450	450
		9,508
Bonds & notes of governments outside the U.S. 0.06%
Argentine Republic 21.20% 2018	ARS16,500	1,062
Total bonds, notes & other debt instruments (cost: $1,614,854,000)		1,640,220
Convertible bonds 0.43% Financials 0.24%
Australia and New Zealand Banking Group Ltd., Contingent Convertible, 6.75% (undated)[4]	$2,075	2,194
Banco Bilbao Vizcaya Argentaria, SA, contingent convertible, 6.75% (undated)	€2,000	2,014
		4,208
Consumer discretionary 0.03%
DISH DBS Corp. 3.375% 2026[4]	$519	593
Energy 0.03%
Chesapeake Energy Corp. 5.50% 2026[4]	540	587
Miscellaneous 0.13%
Other convertible bonds in initial period of acquisition		2,238
Total convertible bonds (cost: $7,597,000)		7,626
Convertible stocks 0.83% Energy 0.13%	Shares
Southwestern Energy Co., Series B, 6.25% convertible preferred 2018	41,760	1,064
Kinder Morgan Inc., Series A, depository share, convertible preferred 2018	14,000	681
Anadarko Petroleum Corp. 7.50% convertible preferred 2018, units	13,400	554
		2,299
Industrials 0.12%
CEVA Group PLC, Series A-1, 4.022% convertible preferred[3,6,8]	4,788	1,675
CEVA Group PLC, Series A-2, 3.022% convertible preferred[3,6,8]	2,212	553
		2,228
Telecommunication services 0.04%
Frontier Communications Corp., Series A, convertible preferred	10,000	711
American Funds Insurance Series — High-Income Bond Fund — Page 152 of 173

Convertible stocks Real estate 0.02%	Shares	Value (000)
American Tower Corp., Series A, convertible preferred	4,000	$419
Miscellaneous 0.52%
Other convertible stocks in initial period of acquisition		9,212
Total convertible stocks (cost: $20,627,000)		14,869
Common stocks 0.90% Materials 0.31%
Warrior Met Coal, LLC, Class B4,6,9	12,050	4,157
Warrior Met Coal, LLC, Class A4,6,9	4,053	1,398
Telecommunication services 0.16%
NII Holdings, Inc.[9]	1,325,555	2,850
Information technology 0.14%
Corporate Risk Holdings I, Inc.[6,9]	218,504	2,491
Corporate Risk Holdings Corp.[6,9]	1,104	—
Health care 0.09%
Rotech Healthcare Inc.[6,9]	201,793	1,626
Energy 0.08%
Ascent Resources - Utica, LLC, Class A4,6,9	6,297,894	1,411
Southwestern Energy Co.[9]	4,249	46
		1,457
Industrials 0.08%
CEVA Group PLC[6,8,9]	5,622	1,406
Quad/Graphics, Inc., Class A	30	1
Atrium Corp.[4,6,9]	361	—
		1,407
Consumer discretionary 0.00%
Adelphia Recovery Trust, Series Arahova[6,9]	388,601	4
Adelphia Recovery Trust, Series ACC-1[6,9]	449,306	1
Miscellaneous 0.04%
Other common stocks in initial period of acquisition		636
Total common stocks (cost: $37,432,000)		16,027
Rights & warrants 0.01% Utilities 0.01%
Vistra Energy Corp.[4,6,9,10]	50,270	73
American Funds Insurance Series — High-Income Bond Fund — Page 153 of 173

Rights & warrants Miscellaneous 0.00%	Shares	Value (000)
Other rights & warrants in initial period of acquisition		$—
Total rights & warrants (cost: $80,000)		73
Short-term securities 4.29% Federal agency discount notes 1.72%	Principal amount (000)
Federal Home Loan Bank 0.53% due 2/17/2017	$30,700	30,683
U.S. Treasury bills 1.12%
U.S. Treasury Bills 0.40% due 1/5/2017	20,000	19,999
Commercial paper 1.12%
General Electric Co. 0.60% due 1/3/2017	20,000	19,999
Municipals 0.33%
State of New York, City of New York, G.O. Bonds, Series 2004-H-6, 0.75% 2034[3]	2,750	2,750
State of New York, New York City Transitional Fin. Auth., Future Tax Secured Bonds, Series 2010-F-5, 0.75% 2035[3]	3,000	3,000
		5,750
Total short-term securities (cost: $76,427,000)		76,431
Total investment securities 98.52% (cost: $1,757,017,000)		1,755,246
Other assets less liabilities 1.48%		26,395
Net assets 100.00%		$1,781,641
Interest rate swaps

The fund has entered into an interest rate swap as shown in the following table. The average month-end notional amount of interest rate swaps while held was $21,008,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation at 12/31/2016 (000)
Pay	LCH	3-month USD-LIBOR	2.0745%	11/21/2026	$18,600	$427
Credit default swaps

The fund has entered into credit default swaps as shown in the following table. The average month-end notional amount of credit default swaps while held was $14,167,000.
Centrally cleared credit default swaps on credit indices — sell protection
Referenced index	Clearinghouse	Receive fixed rate	Expiration date	Notional (000)	Value (000)	Upfront premiums received (000)	Unrealized appreciation at 12/31/2016 (000)
CDX.NA.HY.26	ICE	5.00%	6/20/2021	$10,000	$700	$204	$496
CDX.NA.HY.27	ICE	5.00	12/20/2021	10,000	620	472	148
							$644

American Funds Insurance Series — High-Income Bond Fund — Page 154 of 173

[1]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $134,544,000, which represented 7.55% of the net assets of the fund.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $810,766,000, which represented 45.51% of the net assets of the fund.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $34,309,000, which represented 1.93% of the net assets of the fund.
[7]	A portion of this security was pledged as collateral. The total value of pledged collateral was $2,129,000, which represented .12% of the net assets of the fund.
[8]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[9]	Security did not produce income during the last 12 months.
[10]	Purchased on a TBA basis.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-1, 4.022% convertible preferred	5/2/2013	$4,855	$1,675.09%
CEVA Group PLC	3/10/2010-5/2/2013	6,128	1,406.08
CEVA Group PLC, Series A-2, 3.022% convertible preferred	3/10/2010-8/22/2014	2,214	553.03
Total private placement securities		$ 13,197	$ 3,634.20%

Key to abbreviations and symbol
ARS = Argentine pesos
Auth. = Authority
CLO = Collateralized Loan Obligations
€ = Euros
Fin. = Finance
G.O. = General Obligation
ICE = Intercontinental Exchange, Inc.
LCH = LCH.Clearnet
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
American Funds Insurance Series — High-Income Bond Fund — Page 155 of 173

Mortgage Fund
December 31, 2016
Bonds, notes & other debt instruments 98.52% Mortgage-backed obligations 61.32% Federal agency mortgage-backed obligations 53.90%	Principal amount (000)	Value (000)
Fannie Mae 4.00% 2036[1]	$5,819	$6,193
Fannie Mae 4.00% 2036[1]	667	710
Fannie Mae 4.00% 2036[1]	545	580
Fannie Mae 5.00% 2036[1]	281	299
Fannie Mae 3.00% 2046[1]	11,160	11,094
Fannie Mae 3.00% 2046[1]	5,790	5,759
Fannie Mae 3.50% 2046[1]	4,717	4,779
Fannie Mae 3.50% 2046[1]	3,867	3,918
Fannie Mae 4.00% 2046[1]	2,405	2,495
Fannie Mae 4.00% 2046[1]	1,834	1,902
Fannie Mae 4.00% 2046[1]	1,047	1,085
Fannie Mae 4.00% 2046[1]	870	902
Fannie Mae 4.00% 2046[1]	852	884
Fannie Mae 4.00% 2046[1]	388	403
Fannie Mae 4.00% 2047[1,2]	19,900	20,912
Freddie Mac 5.00% 2034[1]	2,004	2,203
Freddie Mac 3.50% 2035[1]	10,210	10,548
Freddie Mac 3.50% 2035[1]	818	845
Freddie Mac 4.00% 2036[1]	6,863	7,245
Freddie Mac 4.00% 2036[1]	1,354	1,440
Freddie Mac 3.50% 2045[1]	11,259	11,592
Freddie Mac 4.00% 2046[1]	2,000	2,074
Freddie Mac 4.50% 2046[1]	3,999	4,301
Freddie Mac 4.00% 2047[1,2]	20,400	21,418
Government National Mortgage Assn. 3.75% 2034[1]	1,459	1,542
Government National Mortgage Assn. 3.75% 2038[1]	952	1,009
Government National Mortgage Assn. 3.75% 2039[1]	1,013	1,074
Government National Mortgage Assn. 4.00% 2039[1]	585	604
Government National Mortgage Assn. 6.00% 2039[1]	367	419
Government National Mortgage Assn. 4.00% 2040[1]	403	416
Government National Mortgage Assn. 5.50% 2040[1]	2,872	3,221
Government National Mortgage Assn. 4.50% 2041[1]	147	153
Government National Mortgage Assn. 5.00% 2041[1]	1,600	1,723
Government National Mortgage Assn. 5.00% 2041[1]	1,119	1,170
Government National Mortgage Assn. 6.50% 2041[1]	1,074	1,230
Government National Mortgage Assn. 3.50% 2042[1]	628	638
Government National Mortgage Assn. 3.50% 2042[1]	323	336
Government National Mortgage Assn. 3.50% 2042[1]	233	235
Government National Mortgage Assn. 3.50% 2043[1]	2,616	2,738
Government National Mortgage Assn. 3.50% 2043[1]	2,050	2,132
Government National Mortgage Assn. 3.50% 2043[1]	1,999	2,090
Government National Mortgage Assn. 3.50% 2043[1]	1,428	1,485
Government National Mortgage Assn. 3.50% 2043[1]	1,292	1,344
Government National Mortgage Assn. 3.50% 2043[1]	536	542
Government National Mortgage Assn. 3.50% 2043[1]	223	232
American Funds Insurance Series — Mortgage Fund — Page 156 of 173

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 3.75% 2044[1]	$1,075	$1,138
Government National Mortgage Assn. 4.25% 2044[1]	1,949	2,099
Government National Mortgage Assn. 4.50% 2045[1]	6,240	6,667
Government National Mortgage Assn. 4.50% 2045[1]	1,178	1,259
Government National Mortgage Assn. 4.00% 2046[1]	2,543	2,648
Government National Mortgage Assn. 3.00% 2047[1,2]	7,500	7,589
Government National Mortgage Assn. 4.694% 2065[1]	1,479	1,560
Government National Mortgage Assn. 4.705% 2065[1]	843	891
Government National Mortgage Assn. 4.755% 2065[1]	2,323	2,459
Government National Mortgage Assn. 4.632% 2066[1]	2,238	2,411
Government National Mortgage Assn. 5.20% 2066[1]	895	918
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	4,908	4,969
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	932	963
		183,485
Other mortgage-backed securities 3.21%
Freddie Mac, Series KJ02, Class A2, multifamily 2.597% 2020[1]	4,600	4,686
Freddie Mac, Series K031, Class A2, multifamily 3.30% 2023[1,3]	4,722	4,942
Freddie Mac, Series K032, Class A2, multifamily 3.31% 2023[1,3]	1,250	1,309
		10,937
Collateralized mortgage-backed (privately originated) 3.06%
Mortgage Repurchase Agreement Financing Trust, Series 2016-3, Class A1, 1.664% 2018[1,3,4,5]	1,800	1,801
Nationstar HECM Loan Trust, Series 2016-3A, Class A, 2.013% 2026[1,5]	515	516
Nationstar HECM Loan Trust, Series 2016-2A, Class A, 2.239% 2026[1,4,5]	636	638
Station Place Securitization Trust, Series 2016-3, Class A, 1.856% 2048[1,3,4,5]	1,500	1,500
Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.25% 2055[1,3,5]	640	636
Towd Point Mortgage Trust, Series 2016-4, Class A1, 2.25% 2056[1,3,5]	1,598	1,585
Towd Point Mortgage Trust, Series 2015-2, Class 2A11, 3.00% 2057[1,3,5]	2,972	3,010
Towd Point Mortgage Trust, Series 2015-2, Class 2A1, 3.75% 2057[1,3,5]	708	728
		10,414
Commercial mortgage-backed securities 1.15%
Banc of America Commercial Mortgage Inc., Series 2007-5, Class A1A, 5.361% 2051[1]	203	207
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class A1A, 5.711% 2040[1,3]	292	295
Citigroup Commercial Mortgage Trust, Series 2008-C-7, Class A1A, 6.050% 2049[1,3]	1,157	1,180
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.499% 2031[1,3,5]	726	727
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A1A, 5.431% 2047[1,3]	1,258	1,258
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A1A, 5.682% 2045[1,3]	247	252
		3,919
Total mortgage-backed obligations		208,755
Federal agency bonds & notes 17.75%
Fannie Mae 1.25% 2017	5,800	5,803
Fannie Mae 0.875% 2019	17,000	16,784
Fannie Mae 1.375% 2021	3,000	2,919
Freddie Mac 0.875% 2018	19,000	18,899
Freddie Mac 0.875% 2019	9,000	8,886
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	7,000	7,152
		60,443
American Funds Insurance Series — Mortgage Fund — Page 157 of 173

Bonds, notes & other debt instruments U.S. Treasury bonds & notes 12.65% U.S. Treasury inflation-protected securities 9.67%	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.375% 2025[6,7]	$10,397	$10,350
U.S. Treasury Inflation-Protected Security 0.625% 2026[6,7]	4,446	4,488
U.S. Treasury Inflation-Protected Security 2.125% 2041[7]	121	152
U.S. Treasury Inflation-Protected Security 0.75% 2042[7]	6,884	6,537
U.S. Treasury Inflation-Protected Security 1.375% 2044[7]	9,827	10,752
U.S. Treasury Inflation-Protected Security 1.00% 2046[7]	643	647
		32,926
U.S. Treasury 2.98%
U.S. Treasury 1.75% 2021	6,000	5,956
U.S. Treasury 2.125% 2022	3,000	2,999
U.S. Treasury 2.50% 2046	1,320	1,169
		10,124
Total U.S. Treasury bonds & notes		43,050
Asset-backed obligations 6.80%
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class B, 1.66% 2018[1]	307	307
AmeriCredit Automobile Receivables Trust, Series 2012-5, Class C, 1.69% 2018[1]	28	28
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class B, 1.92% 2019[1]	270	271
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class C, 2.15% 2020[1]	325	327
Avant Loans Funding Trust, Series 2016-B, Class A, 3.92% 2019[1,5]	132	132
Avant Loans Funding Trust, Series 2015-A, Class A, 4.00% 2021[1,5]	84	85
Babson CLO Ltd., Series 2012-2A, Class A1R, CLO, 2.146% 2023[1,3,5]	1,035	1,036
Black Diamond CLO Ltd., Series 2006-1A, Class AD, CLO, 1.137% 2019[1,3,5]	104	104
Carlyle Global Market Strategies Commodities Fund, Series 2015-1A, Class A, 2.131% 2020[1,3,4,5]	1,358	1,052
Citi Held For Issuance, Series 2015-PM2, Class A, 2.35% 2022[1,5]	235	235
Citi Held For Issuance, Series 2015-PM3, Class A, 2.56% 2022[1,5]	121	121
CPS Auto Receivables Trust, Series 2015-A, Class A, 1.53% 2019[1,5]	486	486
CPS Auto Receivables Trust, Series 2016-B, Class A, 2.07% 2019[1,5]	176	177
CPS Auto Receivables Trust, Series 2016-A, Class A, 2.25% 2019[1,5]	936	940
Drive Auto Receivables Trust, Series 2016-CA, Class A2, 1.41% 2019[1,5]	940	940
Drive Auto Receivables Trust, Series 2015-BA, Class B, 2.12% 2019[1,5]	716	717
Drive Auto Receivables Trust, Series 2015-AA, Class B, 2.28% 2019[1,5]	433	434
Drivetime Auto Owner Trust, Series 2015-3A, Class A, 1.66% 2019[1,5]	159	159
Dryden Senior Loan Fund, Series 2012-23RA, Class A1R, CLO, 2.13% 2023[1,3,5]	879	879
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[1,5]	6,379	6,339
Marine Park CLO Ltd., Series 2012-1A, Class A1AR, CLO, 2.189% 2023[1,3,5]	2,500	2,499
MarketPlace Loan Trust, Series 2015-AV1, Class A, 4.00% 2021[1,4,5]	51	51
Octagon Investment Partners XII Ltd., Series 2012-1AR, Class AR, CLO, 2.151% 2023[1,3,5]	975	975
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A, CLO, 2.168% 2025[1,3,5]	1,650	1,649
Santander Drive Auto Receivables Trust, Series 2015-5, Class A2A, 1.12% 2018[1]	100	100
Santander Drive Auto Receivables Trust, Series 2016-2, Class A2A, 1.38% 2019[1]	206	206
Santander Drive Auto Receivables Trust, Series 2013-5, Class C, 2.25% 2019[1]	673	675
Santander Drive Auto Receivables Trust, Series 2013-A, Class C, 3.12% 2019[1,5]	212	214
Santander Drive Auto Receivables Trust, Series 2015-2, Class B, 1.83% 2020[1]	1,500	1,503
Santander Drive Auto Receivables Trust, Series 2015-4, Class B, 2.26% 2020[1]	500	503
		23,144
Total bonds, notes & other debt instruments (cost: $335,749,000)		335,392
American Funds Insurance Series — Mortgage Fund — Page 158 of 173

Short-term securities 15.98%	Principal amount (000)	Value (000)
Apple Inc. 0.62% due 1/3/2017[5]	$6,400	$6,400
Army and Air Force Exchange Service 0.54% due 1/3/2017[5]	3,500	3,500
Federal Home Loan Bank 0.35%–0.53% due 1/5/2017–3/1/2017	18,000	17,994
General Electric Co. 0.60% due 1/3/2017	6,900	6,899
Hershey Co. 0.65% due 1/11/2017[5]	8,200	8,199
Qualcomm Inc. 0.48%–0.66% due 1/10/2017–2/8/2017[5]	9,700	9,697
United Parcel Service Inc. 0.65% due 1/24/2017[5]	1,700	1,699
Total short-term securities (cost: $54,387,000)		54,388
Total investment securities 114.50% (cost: $390,136,000)		389,780
Other assets less liabilities (14.50)%		(49,375)
Net assets 100.00%		$340,405
Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $246,510,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 12/31/2016 (000)
Receive	LCH	3-month USD-LIBOR	1.349%	12/13/2018	$50,000	$(91)
Receive	LCH	3-month USD-LIBOR	1.515	6/4/2019	5,000	(5)
Receive	LCH	3-month USD-LIBOR	1.7945	6/20/2019	3,800	21
Receive	LCH	3-month USD-LIBOR	1.732	6/27/2019	8,500	33
Receive	LCH	3-month USD-LIBOR	1.799	8/8/2019	8,000	42
Receive	LCH	3-month USD-LIBOR	1.7255	8/19/2019	15,000	47
Receive	LCH	3-month USD-LIBOR	1.9225	9/25/2019	15,000	118
Receive	LCH	3-month USD-LIBOR	1.647	1/9/2020	8,000	(9)
Receive	LCH	3-month USD-LIBOR	1.7615	2/19/2020	6,000	10
Receive	LCH	3-month USD-LIBOR	1.525	4/27/2020	5,000	(35)
Receive	LCH	3-month USD-LIBOR	1.8315	6/10/2020	9,000	22
Receive	LCH	3-month USD-LIBOR	1.8445	6/16/2020	8,000	22
Receive	LCH	3-month USD-LIBOR	1.86	6/19/2020	8,000	25
Receive	LCH	3-month USD-LIBOR	1.872	6/30/2020	1,000	3
Receive	LCH	3-month USD-LIBOR	1.76327	7/1/2020	2,000	(1)
Pay	LCH	3-month USD-LIBOR	1.217	9/22/2021	11,500	379
Pay	LCH	3-month USD-LIBOR	1.225	9/22/2021	11,500	375
Pay	LCH	3-month USD-LIBOR	1.2796	10/11/2021	14,500	445
Pay	LCH	3-month USD-LIBOR	2.24	12/5/2026	10,500	86
Pay	LCH	3-month USD-LIBOR	2.27	12/5/2026	8,500	46
Pay	LCH	3-month USD-LIBOR	3.34	6/27/2044	3,500	(551)
Pay	LCH	3-month USD-LIBOR	3.206	7/31/2044	2,000	(260)
Pay	LCH	3-month USD-LIBOR	3.238	8/8/2044	2,000	(273)
Pay	LCH	3-month USD-LIBOR	3.2265	9/25/2044	3,000	(404)
Pay	LCH	3-month USD-LIBOR	2.5055	1/9/2045	2,000	32
Pay	LCH	3-month USD-LIBOR	2.454	1/15/2045	3,200	85
Pay	LCH	3-month USD-LIBOR	2.516	10/20/2045	2,500	35
Pay	LCH	3-month USD-LIBOR	2.525	10/20/2045	1,500	18
Pay	LCH	3-month USD-LIBOR	2.5315	10/26/2045	4,000	43
Pay	LCH	3-month USD-LIBOR	2.52822	11/23/2045	3,560	41
Pay	LCH	3-month USD-LIBOR	2.4835	12/3/2045	2,000	42
Pay	LCH	3-month USD-LIBOR	2.59125	12/16/2045	2,250	(5)
American Funds Insurance Series — Mortgage Fund — Page 159 of 173

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 12/31/2016 (000)
Pay	LCH	3-month USD-LIBOR	2.4095%	1/14/2046	$1,500	$56
Pay	LCH	3-month USD-LIBOR	2.33725	2/1/2046	5,000	264
						$656
Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $176,869,000.
Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)
10 Year U.S. Treasury Note Futures	CME	Long	186	March 2017	$23,211	$94
10 Year Ultra U.S. Treasury Note Futures	CME	Long	119	March 2017	15,898	55
20 Year U.S. Treasury Bond Futures	CME	Long	10	March 2017	1,523	(17)
30 Year Ultra U.S. Treasury Bond Futures	CME	Short	1	March 2017	161	1
5 Year U.S. Treasury Note Futures	CME	Long	1,474	April 2017	173,887	(450)
						$(317)
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $5,042,000, which represented 1.48% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $59,860,000, which represented 17.58% of the net assets of the fund.
[6]	A portion of this security was pledged as collateral. The total value of pledged collateral was $8,487,000, which represented 2.49% of the net assets of the fund.
[7]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviations
CLO = Collateralized Loan Obligations
CME = CME Group
LCH = LCH.Clearnet
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
American Funds Insurance Series — Mortgage Fund — Page 160 of 173

Ultra-Short Bond Fund
(formerly Cash Management Fund)
Investment portfolio
December 31, 2016
Short-term securities 99.82% Commercial paper 60.47%	Principal amount (000)	Value (000)
American Honda Finance Corp. 0.76% due 2/21/2017	$10,000	$9,991
Apple Inc. 0.70% due 2/15/2017[1]	10,000	9,993
Canadian Imperial Bank of Commerce 0.80% due 2/15/2017[1]	10,000	9,993
Chariot Funding, LLC 0.62% due 1/24/2017[1]	10,000	9,996
Ciesco LLC 0.76% due 2/3/2017[1]	10,000	9,993
CPPIB Capital Inc. 0.70% due 2/3/2017[1]	10,000	9,994
Estée Lauder Companies Inc. 0.65% due 1/17/2017[1]	10,000	9,997
Export Development Canada 0.83% due 2/27/2017	10,000	9,990
ExxonMobil Corp. 0.53% due 1/23/2017	10,000	9,996
Fairway Finance Corp. 1.05% due 3/20/2017[1]	10,000	9,980
General Electric Co. 0.60% due 1/3/2017	9,200	9,199
Gotham Funding Corp. 0.88% due 2/6/2017[1]	10,200	10,192
John Deere Canada ULC 0.54% due 1/3/2017[1]	10,000	10,000
Liberty Street Funding Corp. 0.80% due 1/17/2017[1]	10,200	10,197
Microsoft Corp. 0.70% due 2/1/2017[1]	10,000	9,995
Mizuho Bank, Ltd. 0.80% due 1/4/2017[1]	7,300	7,299
National Rural Utilities Cooperative Finance Corp. 0.70% due 1/18/2017	9,000	8,997
Province of Ontario 0.74% due 2/21/2017	11,510	11,499
Qualcomm Inc. 0.65% due 2/14/2017[1]	4,400	4,397
Sumitomo Mitsui Banking Corp. 1.00% due 4/4/2017[1]	10,000	9,975
Thunder Bay Funding, LLC 0.91% due 3/8/2017[1]	10,600	10,583
Toronto-Dominion Holdings USA Inc. 0.75% due 1/20/2017[1]	10,000	9,997
		212,253
Federal agency discount notes 27.39%
Federal Farm Credit Banks 0.45% due 1/17/2017	9,800	9,798
Federal Home Loan Bank 0.37%–0.54% due 1/5/2017–3/22/2017	76,400	76,369
Freddie Mac 0.38% due 2/23/2017	10,000	9,994
		96,161
U.S. Treasury 11.96%
U.S. Treasury Bills 0.40%–0.51% due 2/9/2017–3/23/2017	42,000	41,965
Total short-term securities (cost: $350,356,000)		350,379
Total investment securities 99.82% (cost: $350,356,000)		350,379
Other assets less liabilities 0.18%		637
Net assets 100.00%		$351,016

[1]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $152,581,000, which represented 43.47% of the net assets of the fund.
American Funds Insurance Series — Ultra-Short Bond Fund — Page 161 of 173

U.S. Government/AAA-Rated Securities Fund
Investment portfolio
December 31, 2016
Bonds, notes & other debt instruments 95.45% U.S. Treasury bonds & notes 46.27% U.S. Treasury 31.96%	Principal amount (000)	Value (000)
U.S. Treasury 3.625% 2020	$10,000	$10,642
U.S. Treasury 1.125% 2021	31,950	30,873
U.S. Treasury 1.375% 2021	40,000	39,367
U.S. Treasury 1.75% 2021	117,040	116,181
U.S. Treasury 2.00% 2021	161,000	161,993
U.S. Treasury 2.00% 2021	62,350	62,603
U.S. Treasury 2.00% 2021	11,720	11,754
U.S. Treasury 2.125% 2021	23,450	23,659
U.S. Treasury 2.25% 2021	76,800	78,204
U.S. Treasury 2.25% 2021	64,745	65,766
U.S. Treasury 3.625% 2021	3,800	4,080
U.S. Treasury 1.625% 2022	100	97
U.S. Treasury 2.00% 2022	16,010	15,907
U.S. Treasury 2.125% 2022	21,970	21,962
U.S. Treasury 1.50% 2023	22,020	21,184
U.S. Treasury 2.125% 2023	117,191	116,459
U.S. Treasury 2.25% 2023	46,604	46,650
U.S. Treasury 2.00% 2026	25,000	24,063
U.S. Treasury 6.25% 2030	2,980	4,210
U.S. Treasury 2.25% 2046[1]	86,611	72,615
U.S. Treasury 2.50% 2046	10,970	9,720
U.S. Treasury 2.875% 2046	34,300	33,026
		971,015
U.S. Treasury inflation-protected securities 14.31%
U.S. Treasury Inflation-Protected Security 0.125% 2017[2]	14,899	14,934
U.S. Treasury Inflation-Protected Security 0.125% 2020[2]	10,580	10,695
U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	4,520	4,536
U.S. Treasury Inflation-Protected Security 0.125% 2023[2]	4,419	4,393
U.S. Treasury Inflation-Protected Security 0.375% 2023[2]	3,854	3,895
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	28,504	28,043
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	26,677	26,266
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	84,907	84,528
U.S. Treasury Inflation-Protected Security 2.375% 2025[1,2]	77,582	89,124
U.S. Treasury Inflation-Protected Security 0.125% 2026[2]	7,301	7,067
U.S. Treasury Inflation-Protected Security 0.625% 2026[2]	15,280	15,426
U.S. Treasury Inflation-Protected Security 2.00% 2026[2]	14,371	16,199
U.S. Treasury Inflation-Protected Security 2.125% 2041[2]	342	427
U.S. Treasury Inflation-Protected Security 0.75% 2042[2]	21,063	20,001
U.S. Treasury Inflation-Protected Security 1.375% 2044[1,2]	80,593	88,181
U.S. Treasury Inflation-Protected Security 1.00% 2046[2]	20,796	20,928
		434,643
Total U.S. Treasury bonds & notes		1,405,658
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 162 of 173

Bonds, notes & other debt instruments Mortgage-backed obligations 28.94% Federal agency mortgage-backed obligations 28.15%	Principal amount (000)	Value (000)
Fannie Mae 3.189% 2017[3]	$966	$973
Fannie Mae 6.50% 2028[3]	220	249
Fannie Mae 2.50% 2031[3]	63,228	63,374
Fannie Mae 4.00% 2036[3]	18,362	19,520
Fannie Mae 4.00% 2036[3]	10,701	11,392
Fannie Mae 4.00% 2036[3]	9,056	9,626
Fannie Mae 4.00% 2036[3]	2,700	2,871
Fannie Mae 6.50% 2037[3]	77	85
Fannie Mae 7.00% 2037[3]	97	107
Fannie Mae 7.00% 2037[3]	28	31
Fannie Mae 6.00% 2038[3]	63	68
Fannie Mae 4.50% 2041[3]	1,590	1,715
Fannie Mae 5.00% 2041[3]	1,072	1,190
Fannie Mae 5.00% 2041[3]	768	853
Fannie Mae 5.00% 2041[3]	585	652
Fannie Mae 5.00% 2041[3]	379	423
Fannie Mae 4.00% 2045[3]	14,450	15,203
Fannie Mae 4.00% 2045[3]	10,605	11,153
Fannie Mae 4.00% 2045[3]	8,181	8,605
Fannie Mae 4.00% 2045[3]	5,487	5,772
Fannie Mae 4.00% 2045[3]	3,264	3,433
Fannie Mae 3.00% 2046[3]	30,231	30,054
Fannie Mae 3.00% 2046[3]	23,632	23,494
Fannie Mae 3.00% 2046[3]	12,261	12,195
Fannie Mae 3.50% 2046[3]	13,656	13,835
Fannie Mae 3.50% 2046[3]	11,000	11,295
Fannie Mae 3.50% 2046[3]	8,849	8,965
Fannie Mae 3.50% 2046[3]	7,545	7,643
Fannie Mae 3.50% 2046[3]	5,511	5,596
Fannie Mae 4.00% 2046[3]	12,120	12,573
Fannie Mae 4.00% 2046[3]	10,828	11,224
Fannie Mae 4.00% 2046[3]	8,544	8,985
Fannie Mae 4.00% 2046[3]	7,669	7,956
Fannie Mae 4.00% 2046[3]	3,614	3,744
Fannie Mae 4.50% 2046[3]	7,338	7,910
Fannie Mae 4.00% 2047[3,4]	50,000	52,544
Fannie Mae 4.50% 2047[3,4]	12,500	13,442
Fannie Mae, Series 2001-4, Class GA, 9.349% 2025[3,5]	2	2
Fannie Mae, Series 2001-4, Class NA, 9.653% 2025[3,5]	4	4
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[3]	198	176
Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[3]	95	108
Freddie Mac 5.50% 2024[3]	735	782
Freddie Mac 3.50% 2034[3]	3,961	4,088
Freddie Mac 3.00% 2035[3]	8,718	8,834
Freddie Mac 3.50% 2035[3]	25,795	26,694
Freddie Mac 3.50% 2035[3]	14,669	15,181
Freddie Mac 3.50% 2035[3]	12,514	12,926
Freddie Mac 3.50% 2035[3]	8,509	8,790
Freddie Mac 3.50% 2035[3]	6,420	6,631
Freddie Mac 3.50% 2035[3]	4,089	4,224
Freddie Mac 2.791% 2036[3,5]	453	478
Freddie Mac 5.00% 2040[3]	1,498	1,636
Freddie Mac 5.00% 2041[3]	2,545	2,832
Freddie Mac 4.00% 2043[3]	574	607
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 163 of 173

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 3.50% 2046[3]	$60,592	$62,226
Freddie Mac 3.50% 2046[3]	41,035	42,043
Freddie Mac 4.00% 2046[3]	16,381	17,005
Freddie Mac 4.00% 2046[3]	11,617	12,208
Freddie Mac 4.00% 2046[3]	10,203	10,751
Freddie Mac 4.00% 2046[3]	2,827	2,979
Freddie Mac 4.00% 2046[3]	1,697	1,762
Freddie Mac 4.00% 2047[3,4]	42,200	44,305
Freddie Mac, Series 1567, Class A, 1.104% 2023[3,5]	62	62
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[3]	357	328
Government National Mortgage Assn. 3.75% 2034[3]	1,374	1,452
Government National Mortgage Assn. 5.50% 2038[3]	507	573
Government National Mortgage Assn. 5.50% 2038[3]	156	177
Government National Mortgage Assn. 5.50% 2038[3]	146	163
Government National Mortgage Assn. 5.50% 2038[3]	126	142
Government National Mortgage Assn. 6.00% 2038[3]	363	419
Government National Mortgage Assn. 6.50% 2038[3]	605	692
Government National Mortgage Assn. 6.50% 2038[3]	176	201
Government National Mortgage Assn. 5.00% 2039[3]	993	1,095
Government National Mortgage Assn. 6.00% 2039[3]	368	419
Government National Mortgage Assn. 4.50% 2040[3]	706	761
Government National Mortgage Assn. 5.50% 2040[3]	10,548	11,828
Government National Mortgage Assn. 4.50% 2041[3]	1,906	2,041
Government National Mortgage Assn. 5.00% 2041[3]	3,596	3,871
Government National Mortgage Assn. 3.00% 2042[3]	73	74
Government National Mortgage Assn. 3.50% 2043[3]	2,549	2,661
Government National Mortgage Assn. 4.50% 2045[3]	26,614	28,434
Government National Mortgage Assn. 4.50% 2045[3]	25,694	27,452
Government National Mortgage Assn. 4.50% 2045[3]	22,842	24,405
Government National Mortgage Assn. 4.50% 2045[3]	7,164	7,653
Government National Mortgage Assn. 4.50% 2045[3]	4,983	5,324
Government National Mortgage Assn. 4.50% 2045[3]	4,568	4,880
Government National Mortgage Assn. 4.50% 2045[3]	2,306	2,464
Government National Mortgage Assn. 4.50% 2045[3]	749	800
Government National Mortgage Assn. 4.50% 2045[3]	127	136
Government National Mortgage Assn. 4.50% 2045[3]	1	1
Government National Mortgage Assn. 4.00% 2046[3]	3,910	4,071
Government National Mortgage Assn. 6.21% 2058[3]	14	14
Government National Mortgage Assn. 6.373% 2058[3]	93	93
Government National Mortgage Assn. 4.678% 2065[3]	1,788	1,856
Government National Mortgage Assn., Series 2003, 6.118% 2058[3]	131	133
Government National Mortgage Assn., Series 2010-H13, Class JA, 5.46% 2059[3]	3,058	3,086
Government National Mortgage Assn., Series 2010-H23, Class PT, 5.425% 2060[3,5]	16,027	16,806
National Credit Union Administration, Series 2010-R2, Class 1A, 1.022% 2017[3,5]	212	212
National Credit Union Administration, Series 2011-R2, Class 1A, 1.052% 2020[3,5]	147	147
National Credit Union Administration, Series 2011-R3, Class 1A, 1.064% 2020[3,5]	536	537
National Credit Union Administration, Series 2011-R1, Class 1A, 1.102% 2020[3,5]	353	353
Vendee Mortgage Trust, Series 2011-2, Class DA, 3.75% 2033[3]	12,273	12,553
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[3]	10,525	10,870
		855,261
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 164 of 173

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Other mortgage-backed securities 0.79%	Principal amount (000)	Value (000)
Fannie Mae, Series 2012-M2, Class A2, multifamily 2.717% 2022[3]	$2,350	$2,383
Fannie Mae, Series 2012-M3, Class 1A2, multifamily 3.044% 2022[3]	2,000	2,048
Fannie Mae, Series 2014-M1, Class A2, multifamily 3.251% 2023[3,5]	2,050	2,117
Fannie Mae, Series 2014-M3, Class A2, multifamily 3.472% 2024[3,5]	3,825	3,994
Freddie Mac, Series KGRP, Class A, multifamily 1.136% 2020[3,5]	3,976	3,985
Freddie Mac, Series K013, Class A1, multifamily 2.902% 2020[3]	687	703
Freddie Mac, Series K010, Class A1, multifamily 3.32% 2020[3]	766	777
Freddie Mac, Series K019, Class A1, multifamily 1.459% 2021[3]	2,833	2,805
Freddie Mac, Series K031, Class A1, multifamily 2.778% 2022[3]	1,190	1,215
Freddie Mac, Series KS01, Class A2, multifamily 2.522% 2023[3]	1,735	1,741
Freddie Mac, Series K029, Class A2, multifamily 3.32% 2023[3]	400	419
Freddie Mac, Series K041, Class A2, multifamily 3.171% 2024[3]	1,700	1,747
		23,934
Total mortgage-backed obligations		879,195
Federal agency bonds & notes 20.24%
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012 LLC 2.646% 2026[3]	812	820
Export-Import Bank of the United States-Guaranteed, VCK Lease SA 2.591% 2026[3]	1,116	1,122
Fannie Mae 5.00% 2017	2,655	2,669
Fannie Mae 1.75% 2019	16,000	16,110
Fannie Mae 2.625% 2024	8,500	8,585
Fannie Mae 3.51% 2029	7,500	7,555
Fannie Mae 7.125% 2030	4,000	5,753
Federal Farm Credit Banks 0.60% 2017	41,774	41,762
Federal Farm Credit Banks 0.786% 2017[5]	6,300	6,303
Federal Farm Credit Banks 0.811% 2017[5]	7,321	7,324
Federal Home Loan Bank 1.75% 2018	74,000	74,686
Federal Home Loan Bank 3.375% 2023	16,715	17,850
Federal Home Loan Bank 5.50% 2036	600	788
Freddie Mac 1.25% 2019	18,730	18,638
Freddie Mac 3.75% 2019	12,750	13,426
Private Export Funding Corp. 1.45% 2019	17,500	17,441
Private Export Funding Corp. 2.25% 2020	5,000	5,076
Private Export Funding Corp. 3.55% 2024	6,340	6,794
Small Business Administration, Series 2001-20K, 5.34% 2021[3]	63	67
Small Business Administration, Series 2001-20J, 5.76% 2021[3]	34	35
Small Business Administration, Series 2001-20F, 6.44% 2021[3]	115	121
Small Business Administration, Series 2003-20B, 4.84% 2023[3]	295	310
Tennessee Valley Authority 1.875% 2022	10,150	10,020
Tennessee Valley Authority 4.65% 2035	2,330	2,712
Tennessee Valley Authority 5.88% 2036	1,750	2,319
Tennessee Valley Authority, Series A, 3.875% 2021	32,975	35,489
Tennessee Valley Authority, Series B, 3.50% 2042	2,360	2,314
Tennessee Valley Authority, Series A, 4.625% 2060	250	279
TVA Southaven 3.846% 2033[3]	1,513	1,573
U.S. Department of Housing and Urban Development, Series 2015-A-3, 0.93% 2017	8,000	7,996
U.S. Department of Housing and Urban Development, Series 2015-A-4, 1.33% 2018	10,000	10,035
U.S. Department of Housing and Urban Development, Series 2015-A-6, 1.98% 2020	11,510	11,618
U.S. Department of Housing and Urban Development, Series 2015-A-7, 2.35% 2021	5,000	5,088
U.S. Department of Housing and Urban Development, Series 2015-A-8, 2.45% 2022	8,000	8,151
U.S. Department of Housing and Urban Development, Series 2015-A-9, 2.80% 2023	2,000	2,069
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 2024	3,000	3,086
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 2025	3,515	3,589
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 165 of 173

Bonds, notes & other debt instruments Federal agency bonds & notes (continued)	Principal amount (000)	Value (000)
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 2026	$3,500	$3,573
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 2027	15,332	15,723
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 2028	5,106	5,259
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 2029	3,500	3,628
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 2030	3,307	3,416
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 2031	3,300	3,378
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 2032	3,177	3,167
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 2033	2,734	2,729
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 2034	651	649
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	19,750	19,949
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	89,910
United States Agency for International Development, Jordan (Kingdom of) 2.578% 2022	43,000	43,658
United States Agency for International Development, Jordan (Kingdom of) 3.00% 2025	43,250	43,900
United States Agency for International Development, Morocco (Kingdom of) 7.55% 2026[3]	3,894	4,688
United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,927
United States Agency for International Development, Ukraine, 1.844% 2019	1,445	1,456
United States Agency for International Development, Ukraine, 1.471% 2021	4,410	4,317
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.49% 2029[3]	917	936
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.82% 2032[3]	1,027	1,069
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.938% 2032[3]	840	880
		614,785
Total bonds, notes & other debt instruments (cost: $2,913,238,000)		2,899,638
Short-term securities 7.95%
Federal Home Loan Bank 0.45%–0.49% due 1/9/2017–2/13/2017	112,000	111,962
General Electric Co. 0.60% due 1/3/2017	52,700	52,696
Qualcomm Inc. 0.56%–0.74% due 1/5/2017–2/22/2017[6]	50,900	50,861
U.S. Treasury Bills 0.43% due 1/19/2017	26,000	25,995
Total short-term securities (cost: $241,503,000)		241,514
Total investment securities 103.40% (cost: $3,154,741,000)		3,141,152
Other assets less liabilities (3.40)%		(103,428)
Net assets 100.00%		$3,037,724
Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $3,667,158,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 12/31/2016 (000)
Receive	LCH	3-month USD-LIBOR	1.349%	12/13/2018	$260,000	$(471)
Receive	LCH	3-month USD-LIBOR	1.789	6/20/2019	100,000	532
Receive	LCH	3-month USD-LIBOR	1.7945	6/20/2019	86,600	472
Receive	LCH	3-month USD-LIBOR	1.7905	6/20/2019	34,700	186
Receive	LCH	3-month USD-LIBOR	1.799	8/8/2019	64,000	333
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 166 of 173

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 12/31/2016 (000)
Receive	LCH	3-month USD-LIBOR	1.773%	8/11/2019	$127,000	$565
Receive	LCH	3-month USD-LIBOR	1.9225	9/25/2019	52,000	410
Receive	LCH	3-month USD-LIBOR	1.2	11/1/2019	108,200	(1,347)
Receive	LCH	3-month USD-LIBOR	1.148	4/13/2021	65,000	(1,979)
Pay	LCH	3-month USD-LIBOR	1.217	9/22/2021	60,000	1,976
Pay	LCH	3-month USD-LIBOR	1.225	9/22/2021	60,000	1,954
Pay	LCH	3-month USD-LIBOR	1.2255	9/23/2021	5,000	163
Pay	LCH	3-month USD-LIBOR	1.75918	4/29/2022	58,000	726
Receive	LCH	3-month USD-LIBOR	2.8	9/2/2022	280,000	1,459
Receive	LCH	3-month USD-LIBOR	2.75	9/2/2022	280,000	1,201
Receive	LCH	3-month USD-LIBOR	1.24	7/19/2023	50,000	(2,732)
Receive	LCH	3-month USD-LIBOR	1.309	9/27/2023	25,000	(1,321)
Receive	LCH	3-month USD-LIBOR	1.3035	9/27/2023	25,000	(1,330)
Pay	LCH	3-month USD-LIBOR	1.495	11/10/2023	150,000	6,324
Pay	LCH	3-month USD-LIBOR	2.74125	11/22/2023	15,000	(579)
Pay	LCH	3-month USD-LIBOR	1.798	2/2/2026	35,000	1,440
Pay	LCH	3-month USD-LIBOR	1.6035	4/13/2026	68,000	4,036
Pay	LCH	3-month USD-LIBOR	2.24	12/5/2026	55,100	451
Pay	LCH	3-month USD-LIBOR	2.27	12/5/2026	44,900	245
Pay	LCH	3-month USD-LIBOR	2.97125	9/2/2030	62,000	(1,162)
Pay	LCH	3-month USD-LIBOR	3.005	9/2/2030	62,000	(1,338)
Pay	LCH	3-month USD-LIBOR	3.34	6/27/2044	45,000	(7,078)
Pay	LCH	3-month USD-LIBOR	3.206	7/31/2044	16,000	(2,083)
Pay	LCH	3-month USD-LIBOR	3.238	8/8/2044	16,000	(2,186)
Pay	LCH	3-month USD-LIBOR	2.7045	1/2/2045	12,000	(310)
Pay	LCH	3-month USD-LIBOR	2.5055	1/9/2045	11,000	175
Pay	LCH	3-month USD-LIBOR	2.4945	1/9/2045	2,000	36
Pay	LCH	3-month USD-LIBOR	2.7025	9/10/2045	60,000	(1,550)
Pay	LCH	3-month USD-LIBOR	2.516	10/20/2045	36,000	505
Pay	LCH	3-month USD-LIBOR	2.525	10/20/2045	24,000	291
Pay	LCH	3-month USD-LIBOR	2.5315	10/26/2045	10,000	107
Pay	LCH	3-month USD-LIBOR	2.6445	11/10/2045	11,500	(155)
Pay	LCH	3-month USD-LIBOR	2.52822	11/23/2045	13,350	153
Pay	LCH	3-month USD-LIBOR	2.59125	12/16/2045	9,000	(18)
Receive	LCH	3-month USD-LIBOR	2.11	4/13/2046	14,000	(1,431)
Pay	LCH	3-month USD-LIBOR	2.126	6/3/2046	17,000	1,684
Pay	LCH	U.S. Federal Funds Effective Rate	1.46	7/25/2046	44,000	7,187
Pay	LCH	3-month USD-LIBOR	1.826	7/28/2046	15,000	2,472
Pay	LCH	3-month USD-LIBOR	1.768	8/17/2046	8,200	1,457
Receive	LCH	3-month USD-LIBOR	2.723	12/19/2046	18,000	558
						$10,028
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 167 of 173

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $1,918,324,000.
Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)
30 Day Federal Funds Futures	CME	Short	55	January 2017	$22,784	$14
10 Year U.S. Treasury Note Futures	CME	Long	717	March 2017	88,879	230
30 Year Ultra U.S. Treasury Bond Futures	CME	Long	358	March 2017	58,028	(659)
20 Year U.S. Treasury Bond Futures	CME	Long	271	March 2017	41,278	(450)
10 Year Ultra U.S. Treasury Note Futures	CME	Long	12	March 2017	1,604	5
5 Year U.S. Treasury Note Futures	CME	Long	8,813	April 2017	1,039,849	(2,875)
2 Year U.S. Treasury Note Futures	CME	Long	692	April 2017	149,977	(29)
90 Day Euro Dollar Futures	CME	Long	1,930	December 2017	476,945	(1,779)
90 Day Euro Dollar Futures	CME	Long	772	March 2018	190,707	(872)
						$(6,415)
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $87,768,000, which represented 2.89% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $50,861,000, which represented 1.67% of the net assets of the fund.

Key to abbreviations
CME = CME Group
LCH = LCH.Clearnet
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 168 of 173

Managed Risk Growth Fund
Investment portfolio
December 31, 2016
Growth funds 94.41%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	2,821,842	$189,882
Total growth funds (cost: $196,126,000)		189,882
Short-term securities 5.66%
Government Cash Management Fund	11,380,449	11,380
Total short-term securities (cost: $11,380,000)		11,380
Total investment securities 100.07% (cost: $207,506,000)		201,262
Other assets less liabilities (0.07)%		(134)
Net assets 100.00%		$201,128
American Funds Insurance Series — Managed Risk Growth Fund — Page 169 of 173

Managed Risk International Fund
Investment portfolio
December 31, 2016
Growth funds 92.74%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	5,381,857	$90,523
Total growth funds (cost: $100,249,000)		90,523
Short-term securities 5.72%
Government Cash Management Fund	5,578,653	5,579
Total short-term securities (cost: $5,579,000)		5,579
Total investment securities 98.46% (cost: $105,828,000)		96,102
Other assets less liabilities 1.54%		1,503
Net assets 100.00%		$97,605
Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $55,684,000.
Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)
Mini MSCI Emerging Market Index Contracts	ICE	Short	147	March 2017	$6,470	$157
Euro Currency Contracts	CME	Short	44	March 2017	5,852	37
Euro Stoxx 50 Index Contracts	EUREX	Short	161	March 2017	5,412	(129)
Nikkei 225 Index Contracts	OSE	Short	21	March 2017	3,290	(132)
FTSE 100 Index Contracts	LIFFE	Short	38	March 2017	3,226	(63)
Japanese Yen Currency Contracts	CME	Short	28	March 2017	3,042	33
British Pound Currency Contracts	CME	Short	37	March 2017	2,930	72
S&P 500 E-mini Index Contracts	CME	Short	7	March 2017	785	2
Russell 2000 Mini Index Contracts	ICE	Short	3	March 2017	208	5
						$(18)

Key to abbreviations
CME = CME Group Inc.
EUREX = Eurex Exchange
ICE = Intercontinental Exchange, Inc.
LIFFE = London International Financial Futures and Options Exchange
OSE = Osaka Securities Exchange
American Funds Insurance Series — Managed Risk International Fund — Page 170 of 173

Managed Risk Blue Chip
Income and Growth Fund
Investment portfolio
December 31, 2016
Growth-and-income funds 94.29%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	20,295,700	$274,601
Total growth-and-income funds (cost: $274,894,000)		274,601
Short-term securities 5.74%
Government Cash Management Fund	16,708,972	16,709
Total short-term securities (cost: $16,709,000)		16,709
Total investment securities 100.03% (cost: $291,603,000)		291,310
Other assets less liabilities (0.03)%		(94)
Net assets 100.00%		$291,216
American Funds Insurance Series — Managed Risk Blue Chip Income and Growth Fund — Page 171 of 173

Managed Risk Growth-Income Fund
Investment portfolio
December 31, 2016
Growth-and-income funds 94.36%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	3,415,529	$151,683
Total growth-and-income funds (cost: $161,981,000)		151,683
Short-term securities 5.73%
Government Cash Management Fund	9,216,670	9,217
Total short-term securities (cost: $9,217,000)		9,217
Total investment securities 100.09% (cost: $171,198,000)		160,900
Other assets less liabilities (0.09)%		(144)
Net assets 100.00%		$160,756
American Funds Insurance Series — Managed Risk Growth-Income Fund — Page 172 of 173

Managed Risk Asset Allocation Fund
Investment portfolio
December 31, 2016
Asset allocation funds 93.48%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	153,453,622	$3,326,875
Total asset allocation funds (cost: $3,317,853,000)		3,326,875
Short-term securities 6.61%
Government Cash Management Fund	235,163,299	235,163
Total short-term securities (cost: $235,163,000)		235,163
Total investment securities 100.09% (cost: $3,553,016,000)		3,562,038
Other assets less liabilities (0.09)%		(3,058)
Net assets 100.00%		$3,558,980
Refer to the fund’s current shareholder report for additional disclosures.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
INGEFPX-998-0217O-S54100	American Funds Insurance Series — Managed Risk Asset Allocation Fund — Page 173 of 173

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolios (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund (seventeen of the portfolios constituting American Funds Insurance Series, hereafter referred to as the “Series”) as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolios (hereafter referred to as "financial statements") are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California

February 7, 2017

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INSURANCE SERIES

By /s/ Michael J. Downer
Michael J. Downer, Executive Vice President and Principal Executive Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Downer
Michael J. Downer, Executive Vice President and Principal Executive Officer

Date: February 28, 2017

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: February 28, 2017